UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05555

SANFORD C. BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2017

Date of reporting period: September 30, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND, INC.

International Portfolio

Tax-Managed International Portfolio

Emerging Markets Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2017

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on “Investments”, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

Sanford C. Bernstein Fund, Inc. (the “Fund”) operates as a series company currently comprised of 15 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”). This report relates only to the International Equity Portfolios, Fixed Income Municipal Portfolios, Intermediate Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios and the financial highlights of Class A, Class B, Class C Shares, Advisor Class and Class Z Shares (collectively “Retail Classes”) of International, Tax-Managed International, Emerging Markets, New York Municipal, California Municipal, Diversified Municipal and Short Duration Plus Portfolios are presented in separate financial reports.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

The Report of Independent Registered Public Accounting Firm can be found with the applicable Portfolio’s Schedules of Investments. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 15, 2017

On the following pages, you will find the 2017 annual report for the Portfolios1 of the Sanford C. Bernstein Fund, Inc. (collectively, the “Portfolios”; and individually, a “Portfolio”). The annual report covers the six- and 12-month periods ended September 30, 2017, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

At a meeting held on January 26, 2017, the Board of Directors of the Fund approved the liquidation and termination of the Short Duration New York Municipal and the Short Duration California Municipal Portfolios. These Portfolios were liquidated on March 30, 2017.

Equity markets generally delivered exceptionally strong returns around the world during the 12-month period ended September 30, 2017. In a change from the pattern of recent years, broad index returns were stronger for non-US than US stock markets, and emerging markets did better than developed markets. US taxable and tax-exempt bond returns were positive but very low.

The stock-market rally reflected improved earnings growth after a two-year period of flat growth in the US and an extended period of weak earnings in Europe and emerging markets. Nine years after the financial crisis of 2008, markets are currently benefiting from modest economic growth around the world.

While volatility has fallen to low levels after a brief spike late last year, we expect to see volatility rise to more normal levels. Given high valuations and the likely deceleration of earnings growth going forward, we expect lower future returns from stocks in all geographies. We also expect slowly rising interest rates to result in muted bond returns.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Kathleen M. Fisher

President

Sanford C. Bernstein Fund, Inc.

1	Please note that the information for the Overlay Portfolios of Sanford C. Bernstein Fund. Inc. may be found in a separate report.

International Portfolio

Tax-Managed International Portfolio

Investment Objectives and Strategy

The Portfolios seek to provide long-term capital growth. The Portfolios invest primarily in equity securities of issuers in countries that make up the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index. AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”), diversifies the Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Adviser invests in companies in at least three countries (and normally substantially more) other than the United States. The Portfolios also invest in less developed or emerging equity markets. The Adviser may diversify the Portfolios across multiple investment disciplines as well as capitalization ranges, although the Adviser expects to invest primarily in large- and mid-sized capitalization companies. The Adviser relies on both fundamental and quantitative research to manage both risk and return for the Portfolios. The Portfolios may own stocks from the Adviser’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolios are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts. The International Portfolio is managed without regard to tax considerations. The Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns.

The Portfolios invest primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and

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2017 Annual Report	1

Portfolio Manager Commentary (continued)

Global Depositary Receipts (“GDRs”). The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, each of the Portfolios may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

Investment Results

The table on page 15 shows each Portfolio’s performance compared to its benchmark, the MSCI EAFE Index (net), for the six- and 12-month periods ended September 30, 2017. Also included in the table is each Portfolio’s peer group, as represented by the Lipper International Multi-Cap Growth Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

For the 12-month period, the Portfolios underperformed the benchmark and Lipper Average. Both Portfolios outperformed the benchmark for the six-month period, but underperformed the Lipper Average. Relative performance was largely driven by stock selection in both periods.

For the 12-month period, a pullback in stocks in defensive sectors (consumer staples, health care and telecommunications), as well as stock selection in materials more than offset contributions from the technology sector, as the market rewarded companies with higher earnings growth potential. For the six-month period, an overweight exposure to the technology sector contributed to relative performance, as did stock selection within financials, as these companies delivered on expectations of strong earnings growth. For the 12-month period, country selection detracted as overweights to Canada and Israel offset contributions from an overweight in China. Country selection was positive for the six-month period. An overweight to China was a main contributor and overweight positions in Israel and Canada detracted.

The Portfolios utilized derivatives in the form of futures for hedging purposes, which had an immaterial impact on absolute returns for both periods; currency forwards for hedging and investment purposes added for the six-month period, but detracted for the 12-month period.

Emerging Markets Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term capital growth through investments in equity securities of companies in emerging-market countries. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. The Adviser diversifies the investment portfolio between growth and value equity investment styles. The Adviser selects emerging-markets growth and emerging-markets value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. Normally, approximately 50% of the value of the Portfolio consists of emerging-markets value stocks and 50% consists of emerging-markets growth stocks. The Adviser rebalances the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs.

The Portfolio may invest in companies of any size. The Portfolio invests primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities

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2	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

of foreign issuers, including sponsored or unsponsored ADRs and GDRs. Under most conditions, the Portfolio intends to have its assets diversified among emerging-market countries, although the Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among emerging-market countries, the Adviser considers such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Adviser also considers the transaction costs and volatility of each individual market.

The Adviser may hedge currency risk when it believes there is potential to enhance risk-adjusted returns. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges. The Portfolio may also make investments in developed foreign securities that comprise the MSCI EAFE Index.

Investment Results

The table on page 15 shows the Portfolio’s performance compared to its benchmark, the MSCI Emerging Markets (“EM”) Index (net), for the six- and 12-month periods ended September 30, 2017. Also included in the table is the Portfolio’s peer group, as represented by the Lipper Emerging Markets Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

The Portfolio underperformed the benchmark for both periods. The Portfolio outperformed the Lipper Average for the six-month period, but underperformed for the 12-month period. Underperformance relative to the benchmark was driven by stock selection in the 12-month period, while currency selection was a detractor in the six-month period. The Portfolio was underweight to the South African rand and the Mexican peso and this underweight detracted, as both currencies recovered sharply from earlier losses stemming from political concerns.

For both periods, stock selection within China was a detractor, as the market very narrowly rewarded growth in Chinese internet stocks. Stock selection in energy and health care also detracted. These losses offset gains from strong stock selection in the financials sector. Country selection contributed for both periods; an underweight in South Africa helped and offset losses from an overweight in Russia. For the 12-month period, an overweight to Korea contributed while for the six-month period, underweights to Mexico and Malaysia added to performance.

Emerging markets lagged developed markets at the end of 2016, as investors worried about protectionist measures from the new administration after Donald Trump’s US presidential election victory. Those fears eased and emerging markets performed strongly during the reporting period, on both economic growth and robust corporate earnings.

The Portfolio utilized derivatives in the form of futures for investment purposes, which had an immaterial impact for the six-month period and added to absolute returns for the 12-month period. Currency forwards for hedging and investment purposes added to returns for both periods.

Short Duration Diversified Municipal Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of return after taking account of federal taxes. As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies,

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Portfolio Manager Commentary (continued)

which are not investment-grade (commonly known as “junk bonds”).

The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

Investment Results

The table on page 15 shows the Portfolio’s performance compared to its benchmark, the Bloomberg Barclays 1-Year Municipal Bond Index, for the six- and 12-month periods ended September 30, 2017. Also included in the table is the Portfolio’s peer group, as represented by the Lipper Short-Term Municipal Debt Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

The Portfolio underperformed its benchmark and Lipper Average for both periods. Underperformance for the 12-month period was driven by yield-curve positioning as well as a slightly longer duration than the benchmark. Industry sector selection contributed to relative returns, while security selection detracted. Over the six-month period, sector selection detracted. Yield-curve positioning as well as slightly longer duration than the benchmark, contributed.

Bonds performed well during the 12-month period even though the US Federal Reserve (the “Fed”) raised their target for the federal funds rate by 50 basis points; many experts expect the Fed to raise the federal funds rate again in December 2017. Limited supply, combined with consistent demand helped municipals over both periods. From a fundamental perspective, the economy continues to grow, which is generally positive for the creditworthiness of all municipal issuers. As widely expected, the Fed stated in September that it would begin the multiyear process of reducing its $4.2 trillion portfolio of Treasury and mortgage-backed bonds.

The Portfolio utilized derivatives for hedging purposes in the form of inflation swaps, which had an immaterial impact on absolute returns for the 12-month period; interest rate swaps for hedging purposes had an immaterial impact on returns for both periods.

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

Investment Objective and Strategy

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the New York Municipal Portfolio, New York state and local taxes and, in the case of the California Municipal Portfolio, California state taxes). As a matter of fundamental policy, each of the Portfolios, under normal circumstances, invests at least 80% of its net assets in municipal securities (and, in the case of the New York Municipal and California Municipal Portfolios, municipal securities issued by the State of New York or the State of California, or their political subdivisions, or otherwise exempt from New York or California state income tax, respectively).

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4	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Portfolios may invest up to 20% of their total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

Each of the Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. Each of the Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Each of the Portfolios may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors (and, in the case of the New York Municipal and California Municipal Portfolios, New York investors and California investors, respectively). The Diversified Municipal Portfolio will invest no more than 25% of its net assets in municipal securities of issuers located in any one state.

The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. Each Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of each of the Portfolios. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolios’ other holdings.

Investment Results

The table on page 15 shows each Portfolio’s performance compared to its benchmark, the Bloomberg Barclays 5-Year General Obligation (“GO”) Municipal Bond Index, for the six- and 12-month periods ended September 30, 2017. Also included in the table is each Portfolio’s peer group, as represented by the Lipper Short & Intermediate Term Blended Municipal Debt Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

The Portfolios underperformed their benchmark and Lipper Average for the 12-month period, and outperformed for the six-month period. During the 12-month period, underperformance versus the benchmark was driven by yield-curve positioning; industry sector selection also detracted. Security selection contributed to returns. For the six-month period, yield-curve positioning, as well as security selection, contributed. Industry sector selection, however, detracted from relative returns.

Bonds performed well during the 12-month period even though the Fed raised their target for the federal funds rate by 50 basis points; many experts expect the Fed to raise the federal funds rate again in December 2017. Limited supply, combined with consistent demand helped municipals over both periods. From a fundamental perspective, the economy continues to grow, which is generally positive for the creditworthiness of all municipal issuers. As widely expected, the Fed stated in September that it would begin the multiyear process of reducing its $4.2 trillion portfolio of Treasury and mortgage-backed bonds.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market currently values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of September 30, 2017, the Portfolios’ percentages of investments in municipal bonds that are insured and insured municipal bonds that have been pre-refunded or escrowed to maturity were 5.09% and 0.54%, respectively, for California Municipal Portfolio; 4.86% and 0.03%, respectively, for Diversified Municipal Portfolio and 3.87% and 0.00%, respectively, for New York Municipal Portfolio.

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2017 Annual Report	5

Portfolio Manager Commentary (continued)

The Portfolios utilized derivatives for hedging purposes in the form of inflation swaps and interest rate swaps, which had an immaterial impact on absolute returns for the 12-month period; the New York Municipal and Diversified Municipal Portfolios utilized inflation swaps, which had an immaterial impact on returns for the six-month period.

Short Duration Plus Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser, to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 20% of its total assets in fixed income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”). The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Investment Results

The table on page 15 shows the Portfolio’s performance compared to its benchmark, the Bank of America Merrill Lynch (“BofA ML”) 1-3 Year US Treasury Index, for the six- and 12-month periods ended September 30, 2017. Also included in the table is the Portfolio’s peer group, as represented by the Lipper Short-Term Investment Grade Debt Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

During the 12-month period, the Portfolio outperformed the benchmark, but underperformed the Lipper Average. Sector positioning contributed to performance relative to the benchmark, helped most by exposures to commercial mortgage-backed securities (“CMBS”) and investment-grade corporates. The Portfolio’s longer-than-benchmark duration detracted from performance, as yields broadly rose across the curve in the period. Neither country nor yield-curve positioning had a significant effect on returns in the period.

During the six-month period, the Portfolio outperformed the benchmark, but underperformed the Lipper Average. Sector allocation also contributed to performance, primarily because of gains from the Portfolio’s exposures to CMBS and investment-grade corporates. Within yield-curve positioning, gains from an underweight in six-month maturities helped returns, though the Portfolio’s overweight in two-year maturities offset these gains. Country allocation and security selection did not meaningfully impact overall returns in the period.

During both periods, the Portfolio utilized currency forwards to hedge currency risk. Credit default swaps were utilized for hedging and investment purposes. Treasury futures were utilized to manage duration, country exposure and yield-curve positioning. Interest rate swaptions were used to hedge duration in the 12-month period.

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6	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

Intermediate Duration Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate to high rate of income that is subject to taxes. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by the Adviser, to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar denominated foreign securities, and may invest without limit in fixed-income, US dollar denominated foreign securities, in each case in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Investment Results

The table on page 15 shows the Portfolio’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate Bond Index, for the six- and 12-month periods ended September 30, 2017. Also included in the table is the Portfolio’s peer group, as represented by the Lipper Core Bond Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

During the 12-month period, the Portfolio outperformed the benchmark and Lipper Average. Sector positioning contributed to returns relative to the benchmark, primarily because of the Portfolio’s allocation to securitized assets—specifically credit risk-sharing transactions and non-agency mortgages. An exposure to non-investment grade corporates and an underweight in Treasuries were also positive, while an overweight to Treasury inflation-protected securities detracted. Country positioning added to returns, helped by an out-of-benchmark exposure to Brazil. Although currency and security decisions did not significantly affect returns in the period, there were some positions of note. Gains from the Portfolio’s security selection in the banking sector contributed, while selections within mortgage-backed securities detracted.

During the six-month period, the Portfolio outperformed the benchmark and Lipper Average. Sector positioning contributed to performance, primarily because of an underweight in Treasuries and overweight in non-agency mortgages. A detrimental exposure to US inflation-linked securities took back some of these gains. Country allocation boosted returns further, thanks to the Portfolio’s out-of-benchmark exposure to the eurozone. An overall short-duration position, compared with the benchmark, also helped returns, as yields had mixed performance in the period. Although yield-curve positioning, currency investments and security decisions did not significantly impact overall performance, there were some positions of note. Positive returns from selections within high-yield and investment-grade corporates were mostly offset by losses from security selection in agency mortgages.

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Portfolio Manager Commentary (continued)

During both periods, the Portfolio utilized currency forwards to hedge currency risk and actively manage currency positions. Credit default swaps were utilized for hedging and investment purposes. Treasury futures and interest rate swaps were utilized during both periods, and interest rate swaptions and written swaptions were used during the 12-month period, to manage duration, country exposure and yield-curve positioning. Equity options were utilized to hedge market risk in the 12-month period.

8	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. The MSCI EM Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. The Bloomberg Barclays 1-Year Municipal Bond Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. The Bloomberg Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The BofA ML® 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of one to three years. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The MSCI EAFE Index and MSCI EM Index values are calculated using net returns. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. Lipper Averages are the equal-weighted average returns of the funds in the relevant Lipper Inc. categories; the average fund in a category may differ in composition from the Portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

Cybersecurity Risk: Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolios

(Disclosures and Risks continued on next page)

2017 Annual Report	9

Disclosures and Risks (continued)

are subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock or bond prices in general may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. The US government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Further Federal Reserve or other US or non-US governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

International, Tax-Managed International, Short Duration Plus and Intermediate Duration Portfolios:

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

International, Tax-Managed International, Emerging Markets, Short Duration Plus and Intermediate Duration Portfolios:

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the

(Disclosures and Risks continued on next page)

10	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors Risk: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Emerging Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

International, Tax-Managed International and Emerging Markets Portfolios:

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus and Intermediate Duration Portfolios:

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. A Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a Portfolio that invests largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

(Disclosures and Risks continued on next page)

2017 Annual Report	11

Disclosures and Risks (continued)

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Short Duration Diversified Municipal and Short Duration Plus Portfolios:

Riskier than a Money-Market Fund: Although the Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

Short Duration Diversified Municipal, New York Municipal, California Municipal and Diversified Municipal Portfolios:

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. In addition, recent proposals in Congress regarding tax reform could have a material impact on the value of municipal securities. Changes in tax rates or the treatment of income from municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in the municipal securities of Puerto Rico and other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn in the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

Tax Risk: There is no guarantee that the income on a Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes.

(Disclosures and Risks continued on next page)

12	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The US Congress is currently considering changes to US federal tax law that may have a negative impact on certain types of municipal securities, such as private activity bonds, or may otherwise make investments in municipal bonds less attractive.

New York Municipal and California Municipal Portfolios:

Non-Diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolios are not “diversified”. This means that the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

Short Duration Plus and Intermediate Duration Portfolios:

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Intermediate Duration Portfolio:

Portfolio Turnover Risk: The Portfolio’s investment strategies may result in high portfolio turnover. The Portfolio generally buys portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolio may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates or for other reasons. This trading may increase the Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolio and its shareholders.

These risks are discussed in further detail in the Portfolios’ prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Emerging Markets Portfolio performance data presented herein does not reflect the deduction of historical purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for Emerging Markets Portfolio. International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal

(Disclosures and Risks continued on next page)

2017 Annual Report	13

Disclosures and Risks (continued)

value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.bernstein.com, click on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

14	Sanford C. Bernstein Fund, Inc.

Historical Performance (Unaudited)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2017	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
International	13.33%	17.27%	8.41%	-1.68%	3.59%	4/30/1999
Tax-Managed International	13.23	17.02	8.43	-1.69	5.86	6/22/1992
Return after taxes on Distributions[1]	13.23	16.74	8.14	-2.00	5.00
Return after taxes on Distributions and sale of shares[1]	7.49	10.12	6.76	-0.95	4.90
MSCI EAFE Index (net)	11.86	19.10	8.38	1.34
Lipper International Multi-Cap Growth Funds Average	14.29	18.21	8.18	1.78

Emerging Markets[2,3]	13.32	20.15	5.08	0.32	7.20	12/15/1995
MSCI EM Index (net)	14.66	22.46	3.99	1.32
Lipper Emerging Markets Funds Average	13.20	21.41	4.51	1.33

Short Duration Diversified Municipal	0.54	0.58	0.36	1.33	2.49	10/3/1994
Bloomberg Barclays 1-Year Municipal Bond Index	0.61	1.13	0.74	1.66
Lipper Short-Term Municipal Debt Funds Average	0.87	0.72	0.63	1.32

New York Municipal	1.94	0.29	1.59	3.09	4.52	1/9/1989
California Municipal	1.92	0.23	1.47	3.06	4.28	8/6/1990
Diversified Municipal	1.94	0.37	1.57	3.13	4.51	1/9/1989
Bloomberg Barclays 5-Year GO Municipal Bond Index	1.82	0.98	1.74	3.64
Lipper Short- & Intermediate-Term Blended Municipal Debt Funds Average	1.89	0.51	1.46	2.72

Short Duration Plus[4]	0.52	0.37	0.45	1.08	3.98	12/12/1988
BofA ML 1-3 Year US Treasury Index	0.41	0.24	0.63	1.70
Lipper Short-Term Investment Grade Debt Funds Average	1.01	1.48	1.11	1.62

Intermediate Duration	2.42	0.71	2.50	4.68	6.07	1/17/1989
Bloomberg Barclays US Aggregate Bond Index	2.31	0.07	2.06	4.27
Lipper Core Bond Funds Average	2.26	0.45	2.01	3.98

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. The current prospectus fee table shows the total operating expense ratios for the Bernstein classes as 1.20% for International Portfolio; 1.16% for Tax-Managed International Portfolio; 1.52% for Emerging Markets Portfolio; 0.60% for Short Duration Diversified Municipal Portfolio; 0.53% for New York Municipal Portfolio; 0.56% for California Municipal Portfolio; 0.46% for Diversified Municipal Portfolio; 0.65% for Short Duration Plus Portfolio and 0.59% for Intermediate Duration Portfolio. Contractual fee waivers and/or expense reimbursements limit the annual operating expense ratio exclusive of interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.50% for Emerging Markets Portfolio. These waivers/reimbursements may not be terminated before January 27, 2018. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein classes of the Portfolios. Total returns and average annual returns are therefore the same.

1	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2	Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. This fee was eliminated effective February 2, 2015.

3	The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced performance for Short Duration Plus Portfolio for the six- and 12-month periods ended September 30, 2017, by 0.11% and 0.11%, respectively.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 9–14.

(Historical Performance continued on next page)

2017 Annual Report	15

Historical Performance (continued from previous page)

Foreign Stock Portfolios	Municipal Bond Portfolios
International	Short Duration Diversified Municipal
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Tax-Managed International	New York Municipal
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Emerging Markets	California Municipal
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart illustrates the total value of an assumed $25,000 investment as compared to the performance of each Portfolio’s respective benchmark and Lipper Average for the 10-year period ended September 30, 2017.

See Disclosures, Risks and Note about Historical Performance on pages 9–14.

(Historical Performance continued on next page)

16	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Municipal Bond Portfolios	Taxable Bond Portfolios
Diversified Municipal	Short Duration Plus
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Intermediate Duration
Growth of a $25,000 Investment in the Portfolio

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart illustrates the total value of an assumed $25,000 investment as compared to the performance of each Portfolio’s respective benchmark and Lipper Average for the 10-year period ended September 30, 2017.

See Disclosures, Risks and Note about Historical Performance on pages 9–14.

2017 Annual Report	17

Expense Example—September 30, 2017 (Unaudited)

As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

INTERNATIONAL PORTFOLIO	BEGINNING ACCOUNT VALUE APRIL 1, 2017	ENDING ACCOUNT VALUE SEPTEMBER 30, 2017	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
International Class Shares
Actual	$1,000	$1,133.30	$6.15	1.15%
Hypothetical**	$1,000	$1,019.30	$5.82	1.15%

Tax-Managed International Class Shares
Actual	$1,000	$1,132.30	$5.88	1.10%
Hypothetical**	$1,000	$1,019.55	$5.57	1.10%

Emerging Markets Class Shares
Actual	$1,000	$1,131.40	$7.80	1.46%
Hypothetical**	$1,000	$1,017.75	$7.38	1.46%

Short Duration Diversified Municipal Class Shares
Actual	$1,000	$1,005.40	$2.92	0.58%
Hypothetical**	$1,000	$1,022.16	$2.94	0.58%

New York Municipal Class Shares
Actual	$1,000	$1,019.40	$2.68	0.53%
Hypothetical**	$1,000	$1,022.41	$2.69	0.53%

California Municipal Class Shares
Actual	$1,000	$1,019.20	$2.78	0.55%
Hypothetical**	$1,000	$1,022.31	$2.79	0.55%

Diversified Municipal Class Shares
Actual	$1,000	$1,019.40	$2.33	0.46%
Hypothetical**	$1,000	$1,022.76	$2.33	0.46%

Short Duration Plus Class Shares
Actual	$1,000	$1,005.20	$3.42	0.68%
Hypothetical**	$1,000	$1,021.66	$3.45	0.68%

Intermediate Duration Class Shares
Actual	$1,000	$1,024.20	$2.99	0.59%
Hypothetical**	$1,000	$1,021.87	$2.99	0.59%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

18	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2017 (Unaudited)

International Portfolio
Country Breakdown[1]	Sector Breakdown[1]
	Financials	23.1%
	Information Technology	16.1%
	Industrials	12.4%
	Consumer Discretionary	11.2%
	Consumer Staples	10.5%
	Materials	6.7%
	Telecommunication Services	6.6%
	Health Care	6.5%
	Energy	4.5%
	Utilities	1.9%
	Real Estate	0.5%

Tax-Managed International Portfolio
Country Breakdown[1]	Sector Breakdown[1]
	Financials	23.1%
	Information Technology	16.0%
	Industrials	12.3%
	Consumer Discretionary	11.6%
	Consumer Staples	10.5%
	Materials	6.6%
	Telecommunication Services	6.6%
	Health Care	6.5%
	Energy	4.5%
	Utilities	1.8%
	Real Estate	0.5%

Emerging Markets Portfolio
Country Breakdown[1]	Sector Breakdown[1]
	Information Technology	29.7%
	Financials	28.8%
	Consumer Discretionary	9.8%
	Energy	7.4%
	Materials	6.2%
	Consumer Staples	6.0%
	Health Care	3.1%
	Telecommunication Services	3.1%
	Industrials	2.6%
	Real Estate	1.8%
	Utilities	1.5%

1	All data are as of September 30, 2017. The Portfolio’s country and sector breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time. Each Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for the International, Tax-Managed International and Emerging Markets Portfolios).

2	“Other” represents 2.4% in MSCI EM Index countries, 8.6% in MSCI EAFE Index countries and 2.2% in other emerging-market countries.

3	“Other” represents 2.5% in MSCI EM Index countries, 8.5% in MSCI EAFE Index countries and 2.1% in other emerging-market countries.

4	“Other” represents 2.8% in MSCI EM Index countries and 1.1% in other emerging-market countries.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2017 Annual Report	19

Portfolio Summary—September 30, 2017 (Unaudited) (continued)

Short Duration Diversified Municipal Portfolio
Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

1	All data are as of September 30, 2017. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s, and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 2.6% in 16 different states.

20	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2017 (Unaudited) (continued)

New York Municipal Portfolio
Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

California Municipal Portfolio
Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

Diversified Municipal Portfolio
Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

1	All data are as of September 30, 2017. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s, and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 0.2% in 4 different states and Guam.

3	“Other” represents less than 1.7% in 28 different states, District of Columbia and Puerto Rico.

2017 Annual Report	21

Portfolio Summary—September 30, 2017 (Unaudited) (continued)

Short Duration Plus Portfolio
Security Type Breakdown[1]

Intermediate Duration Portfolio
Security Type Breakdown[1]

1	All data are as of September 30, 2017. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents less than 0.1% in Governments—Sovereign Bonds, Common Stocks and Emerging Markets—Sovereigns.

22	Sanford C. Bernstein Fund, Inc.

Statement of Assets and Liabilities—September 30, 2017

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

ASSETS
Investments in securities, at value	$1,624,478,098	$3,629,435,940	$1,480,711,970
Foreign currencies, at value (a)	4,922,983	10,170,319	13,319,617
Cash	0	280,000	0
Cash collateral due from broker	2,591,900	5,681,400	1,070,000
Receivables:
Dividends and interest	3,443,769	7,568,208	2,194,591
Foreign withholding tax reclaims	2,461,547	5,887,655	52,399
Investment securities sold and foreign currency transactions	77,443,466	158,035,243	10,958,927
Capital shares sold	147,959	642,978	442,330
Variation margin on futures	56,870	87,120	0
Unrealized appreciation of forward currency exchange contracts	5,842,132	25,780,118	2,094,842
Prepaid expenses	0	0	1,032,662

Total assets	1,721,388,724	3,843,568,981	1,511,877,338

LIABILITIES
Due to custodian	2,170,000	0	1,598,081
Cash collateral due to broker	2,524,000	1,271,000	1,650,000
Payables:
Investment securities purchased and foreign currency transactions	50,722,512	120,069,302	12,295,052
Capital shares redeemed	1,319,388	3,051,888	856,544
Management fee	1,150,815	2,477,244	1,373,309
Foreign capital gains taxes	588,421	1,250,297	4,997,567
Shareholder servicing fee	270,868	671,136	272,919
Transfer Agent fee	20,875	31,667	40,608
Distribution fee	5,364	543	0
Accrued expenses and other liabilities	452,550	630,526	671,315
Unrealized depreciation of forward currency exchange contracts	5,042,747	17,133,275	2,052,540

Total liabilities	64,267,540	146,586,878	25,807,935

NET ASSETS (b)	$1,657,121,184	$3,696,982,103	$1,486,069,403

Cost of investments	$1,389,491,299	$3,160,789,831	$1,217,567,738

NET ASSETS CONSIST OF:
Capital stock, at par	$91,754	$204,009	$47,538
Additional paid-in capital	2,318,525,576	4,889,886,166	1,237,003,806
Undistributed net investment income	18,379,990	49,254,840	6,793,066
Accumulated net realized loss on investment and foreign currency transactions	(915,151,318)	(1,718,547,855)	(17,373,198)
Net unrealized appreciation/depreciation of:
Investments and futures transactions (c)	234,429,522	467,440,143	259,588,513
Foreign currency denominated assets and liabilities	845,660	8,744,800	9,678

	$1,657,121,184	$3,696,982,103	$1,486,069,403

(a) Cost: $4,927,910, $10,177,171 and $13,333,770, respectively. (Note 1)

(b) See page 24 for share class information on net asset value, offering price, and redemption price per share of the International, Tax-Managed International and Emerging Markets Portfolios.

(c) Net of accrued foreign capital gains taxes of $588,421, $1,250,297 and $3,555,719.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2017 Annual Report	23

Statement of Assets and Liabilities—September 30, 2017 (continued)

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
International Class Shares
Net Assets	$1,321,390,099
Shares of capital stock outstanding	72,958,532

Net asset value, offering and redemption price per share	$18.11

Tax-Managed International Class Shares
Net Assets		$3,285,902,076
Shares of capital stock outstanding		181,060,955

Net asset value, offering and redemption price per share		$18.15

Emerging Markets Class Shares
Net Assets			$1,308,215,743
Shares of capital stock outstanding			41,859,937

Net asset value, offering and redemption price per share			$31.25

Class A Shares
Net Assets	$22,598,731	$1,881,583
Shares of capital stock outstanding	1,266,966	105,229

Net asset value and redemption price per share	$17.84	$17.88
Sales charge—4.25% of public offering price	0.79	0.79

Maximum offering price	$18.63	$18.67

Class B Shares
Net Assets	$7,213	$5,305
Shares of capital stock outstanding	397.92	294

Net asset value and offering price per share	$18.13	$18.04

Class C Shares
Net Assets	$953,323	$188,296
Shares of capital stock outstanding	53,441	10,530

Net asset value and offering price per share	$17.84	$17.88

Class Z Shares
Net Assets	$312,171,818	$409,004,843	$177,853,660
Shares of capital stock outstanding	17,474,916	22,831,946	5,678,379

Net asset value and offering price per share	$17.86	$17.91	$31.32

See Notes to Financial Statements.

24	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO

ASSETS
Investments in securities, at value	$206,245,971	$1,803,061,989	$1,251,665,409
Due from custodian	0	0	1,465
Receivables:
Interest	2,081,056	19,835,064	16,186,433
Capital shares sold	1,450,667	612,331	942,591

Total assets	209,777,694	1,823,509,384	1,268,795,898

LIABILITIES
Payables:
Dividends to shareholders	29,984	1,056,355	725,452
Investment securities purchased	6,025,542	11,603,799	2,229,060
Capital shares redeemed	285,512	3,815,948	1,240,719
Management fee	66,248	599,771	430,976
Shareholder servicing fee	16,563	131,409	94,719
Distribution fee	0	65,622	31,125
Transfer Agent fee	4,745	10,104	6,851
Accrued expenses	43,516	273,308	224,646

Total liabilities	6,472,110	17,556,316	4,983,548

NET ASSETS (a)	$203,305,584	$1,805,953,068	$1,263,812,350

Cost of investments	$206,682,419	$1,743,493,938	$1,211,072,590

SHARES OF CAPITAL STOCK OUTSTANDING	16,135,521

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.60

NET ASSETS CONSIST OF:
Capital stock, at par	$16,136	$128,318	$88,226
Additional paid-in capital	204,001,754	1,765,426,030	1,242,716,088
Undistributed net investment income/(distributions in excess of net investment income)	17,535	(68,879)	(200,011)
Accumulated net realized loss on investment transactions	(293,393)	(19,100,452)	(19,384,772)
Net unrealized appreciation/depreciation of investments	(436,448)	59,568,051	40,592,819

	$203,305,584	$1,805,953,068	$1,263,812,350

(a) See page 26 for share class information on net asset value, offering price, and redemption price per share of the New York Municipal and California Municipal Portfolios.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2017 Annual Report	25

Statement of Assets and Liabilities—September 30, 2017 (continued)

	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Municipal Class Shares
Net Assets	$1,595,535,596	$1,150,520,470
Shares of capital stock outstanding	113,363,277	80,316,787

Net asset value and offering price per share	$14.07	$14.32

Class A Shares
Net Assets	$141,324,719	$83,361,402
Shares of capital stock outstanding	10,044,147	5,819,294

Net asset value and redemption price per share	$14.07	$14.33
Sales charge—3.00% of public offering price	0.44	0.44

Maximum offering price	$14.51	$14.77

Class B Shares
Net Assets	$3,791
Shares of capital stock outstanding	269.57

Net asset value and offering price per share	$14.06

Class C Shares
Net Assets	$42,821,583	$17,027,704
Shares of capital stock outstanding	3,043,053	1,188,895

Net asset value and offering price per share	$14.07	$14.32

Advisor Class Shares
Net Assets	$26,267,379	$12,902,774
Shares of capital stock outstanding	1,867,502	900,819

Net asset value and offering price per share	$14.07	$14.32

See Notes to Financial Statements.

26	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO	SHORT DURATION PLUS PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO
ASSETS
Investments in securities, at value	$6,907,020,368	$260,730,801	$3,730,158,756
Foreign currencies, at value (a)	0	124,768	2,151,814
Cash	0	4,308,790	28,913,353
Cash collateral due from broker	0	137,834	7,154,496
Due from custodian	0	0	2,492
Receivables:
Interest	76,651,722	699,731	13,818,239
Investment securities sold	450,000	0	9,834
Capital shares sold	10,169,007	113,097	1,699,834
Variation margin on futures	0	0	5,418,985
Unrealized appreciation of forward currency exchange contracts	0	207,725	3,541,832
Upfront premiums paid on credit default swaps	0	35,560	808,701

Total assets	6,994,291,097	266,358,306	3,793,678,336

LIABILITIES
Payables:
Dividends to shareholders	3,908,102	51,371	1,979,930
Investment securities purchased	25,964,795	7,735,905	409,868,027
Capital shares redeemed	4,276,081	574,253	2,573,601
Management fee	1,942,971	91,494	1,273,918
Shareholder servicing fee	442,021	18,137	277,384
Variation margin on exchange traded swaps	0	0	265,169
Distribution fee	132,421	10,133	0
Transfer Agent fee	53,047	6,206	37,328
Variation margin on futures	0	21,202	0
Accrued expenses	685,371	164,058	397,422
Unrealized depreciation of credit default swaps	0	332,033	5,145,049
Unrealized depreciation of forward currency exchange contracts	0	0	1,628,142
Upfront premiums received on credit default swaps	0	313,785	6,879,005

Total liabilities	37,404,809	9,318,577	430,324,975

NET ASSETS (b)	$6,956,886,288	$257,039,729	$3,363,353,361

Cost of investments	$6,700,121,513	$261,327,840	$3,681,305,838

SHARES OF CAPITAL STOCK OUTSTANDING			254,218,200

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE			$13.23

NET ASSETS CONSIST OF:
Capital stock, at par	$482,125	$22,000	$254,218
Additional paid-in capital	6,796,905,875	271,868,801	3,321,781,097
Distributions in excess of net investment income	(690,435)	573,647	119,401
Accumulated net realized gain (loss) on investment transactions	(46,710,132)	(14,506,136)	(4,289,943)
Net unrealized appreciation/depreciation of:
Investments, futures and interest rate swap transactions	206,898,855	(1,125,650)	43,639,781
Foreign currency denominated assets and liabilities	0	207,067	1,848,807

	$6,956,886,288	$257,039,729	$3,363,353,361

(a) Cost: $0, $125,426 and $2,249,293, respectively. (Note 1)

(b) See page 28 for class share information on net asset value, offering price, and redemption price per share of the Diversified Municipal and Short Duration Plus Portfolios.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2017 Annual Report	27

Statement of Assets and Liabilities—September 30, 2017 (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO	SHORT DURATION PLUS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Municipal Class Shares/Short Duration Plus Class Shares
Net Assets	$5,377,573,187	$224,322,596
Shares of capital stock outstanding	372,637,033	19,201,150

Net asset value and offering price per share	$14.43	$11.68

Class A Shares
Net Assets	$342,340,474	$27,582,559
Shares of capital stock outstanding	23,705,414	2,359,074

Net asset value and redemption price per share	$14.44	$11.69
Sales charge—3.00% for Diversified Municipal Portfolio, 4.25% for Short Duration Plus Portfolio of public offering price	0.45	0.52

Maximum offering price	$14.89	$12.21

Class B Shares
Net Assets	$30,665	$43,959
Shares of capital stock outstanding	2,124	3,768

Net asset value and offering price per share	$14.44	$11.67

Class C Shares
Net Assets	$73,746,234	$5,090,615
Shares of capital stock outstanding	5,108,541	436,369

Net asset value and offering price per share	$14.44	$11.67

Advisor Class Shares
Net Assets	$1,163,195,728
Shares of capital stock outstanding	80,671,815

Net asset value and offering price per share	$14.42

See Notes to Financial Statements.

28	Sanford C. Bernstein Fund, Inc.

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2017 Annual Report	29

Statement of Operations—for the year ended September 30, 2017

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$16,822	$47,223	$5,743
Dividends (a)	37,774,183	89,283,548	29,426,613
Other income	906	1,003	1,094

Total income	37,791,911	89,331,774	29,433,450

Expenses:
Management fee (see Note 2A)	13,735,812	31,210,205	15,646,661
Shareholder servicing fee (see Note 2B)	3,315,307	8,063,818	3,084,672
Custodian fee	378,422	541,236	726,849
Transfer Agent fee—Non-Retail Class	116,582	181,465	267,676
Transfer Agent fee—Class A	13,082	2,055	0
Transfer Agent fee—Class B	42	21	0
Transfer Agent fee—Class C	2,020	334	0
Transfer Agent fee—Advisor Class	0	0	0
Transfer Agent fee—Class Z	38,546	71,222	27,448
Distribution fees—Class A	19,093	4,076	0
Distribution fees—Class B	138	48	0
Distribution fees—Class C	12,408	2,803	0
Registration fees	89,439	89,202	40,121
Auditing and tax fees	67,189	121,891	66,365
Directors’ fees and expenses	60,297	140,725	54,203
Printing fees	56,626	51,035	20,383
Legal fees	32,765	83,472	29,866
Miscellaneous	83,891	110,044	46,695

Total expenses	18,021,659	40,673,652	20,010,939
Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2B)	(806,260)	(1,799,979)	(342,778)

Net expenses	17,215,399	38,873,673	19,668,161

Net investment income	20,576,512	50,458,101	9,765,289

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (b)	108,443,227	326,997,291	124,469,116
Forward currency exchange contracts	(4,167,509)	(22,398,180)	194,150
Futures	1,119,768	2,183,671	188,222
Swaps	0	0	0
Foreign currency transactions	(1,115,578)	(1,135,232)	(1,094,252)

Net realized gain (loss) on investment and foreign currency transactions	104,279,908	305,647,550	123,757,236

Net change in unrealized appreciation/depreciation of:
Investments (c)	122,018,842	206,609,841	120,144,152
Forward currency exchange contracts	1,167,180	11,996,871	42,302
Futures	(25,565)	(45,526)	0
Swaps	0	0	0
Foreign currency denominated assets and liabilities	25,869	205,029	(45,075)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	123,186,326	218,766,215	120,141,379

Net realized and unrealized gain (loss) on investment and foreign currency transactions	227,466,234	524,413,765	243,898,615

Contributions from affiliates (see Note 2A)	0	0	52,505

Net increase in net assets resulting from operations	$248,042,746	$574,871,866	$253,716,409

(a) Net of foreign withholding taxes of $3,910,654, $9,279,186 and $3,758,194 for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

(b) Net of foreign capital gains taxes of $46,692, $97,461 and $1,433,523 for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

(c) Net of increase in accrued foreign capital gains taxes of $(554,413), $(1,169,623) and $(1,562,812) for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund, Inc.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO

$1,900,810	$47,641,231	$32,964,837
0	0	0
331	394	1,807

1,901,141	47,641,625	32,966,644

700,812	7,592,758	5,421,597
169,137	1,557,199	1,118,392
70,502	209,618	201,318
18,535	42,300	26,410
0	59,056	28,949
0	16	0
0	19,144	6,996
0	6,057	3,201
0	0	0
0	388,659	213,571
0	33	0
0	492,769	204,052
30,408	53,928	25,579
7,848	62,417	46,774
6,309	69,962	48,480
2,772	44,181	14,708
3,975	39,197	26,597
17,644	59,962	52,045

1,027,942	10,697,256	7,438,669
0	0	0

1,027,942	10,697,256	7,438,669

873,199	36,944,369	25,527,975

(254,728)	(6,462,398)	(4,525,942)
0	0	0
0	0	0
123,989	2,041,027	1,698,906
0	0	0

(130,739)	(4,421,371)	(2,827,036)

227,596	(27,707,420)	(19,505,239)
0	0	0
0	0	0
(67,206)	(560,070)	(577,906)
0	0	0

160,390	(28,267,490)	(20,083,145)

29,651	(32,688,861)	(22,910,181)

0	0	0

$902,850	$4,255,508	$2,617,794

See Notes to Financial Statements.

2017 Annual Report	31

Statement of Operations—for the year ended September 30, 2017 (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO	SHORT DURATION PLUS PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$171,933,660	$4,233,551	$95,785,690
Dividends	0	0	209,942
Other income	645	408	3,212

Total income	171,934,305	4,233,959	95,998,844

Expenses:
Management fee (see Note 2A)	25,006,899	1,349,714	15,403,657
Shareholder servicing fee (see Note 2B)	5,274,036	266,909	3,350,914
Custodian fee	312,319	141,473	293,223
Transfer Agent fee—Non-Retail Class	121,303	23,036	191,981
Transfer Agent fee—Class A	410,225	35,958	0
Transfer Agent fee—Class B	98	159	0
Transfer Agent fee—Class C	98,076	12,372	0
Transfer Agent fee—Advisor Class	1,207,494	0	0
Distribution fees—Class A	945,606	61,732	0
Distribution fees—Class B	611	646	0
Distribution fees—Class C	898,529	82,697	0
Printing fees	208,281	63,923	50,808
Legal fees	131,980	6,656	82,879
Registration fees	176,733	78,121	52,201
Auditing and tax fees	212,065	20,532	101,565
Directors’ fees and expenses	269,610	11,907	132,342
Miscellaneous	115,847	35,826	112,279

Total expenses	35,389,712	2,191,661	19,771,849
Less: expenses waived and reimbursed by the Adviser (see Note 2D)	0	(45,994)	0

Net expenses	35,389,712	2,145,667	19,771,849

Net investment income	136,544,593	2,088,292	76,226,995

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (a)	(17,954,301)	(129,036)	21,644,979
Forward currency exchange contracts	0	1,288,111	4,396,247
Futures	0	(494,483)	(23,859,065)
Options written	0	0	134,400
Swaps	5,805,198	125,842	8,513,305
Swaptions written	0	17,890	415,353
Foreign currency transactions	0	(844,284)	(10,833,343)

Net realized gain (loss) on investment transactions	(12,149,103)	(35,960)	411,876

Net change in unrealized appreciation/depreciation of:
Investments	(99,437,992)	(1,616,248)	(54,218,725)
Forward currency exchange contracts	0	760,456	8,816,745
Futures	0	(182,904)	(3,054,546)
Options written	0	0	(127,975)
Swaps	(2,883,856)	(306,549)	(5,998,795)
Foreign currency denominated assets and liabilities	0	(658)	(113,055)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(102,321,848)	(1,345,903)	(54,696,351)

Net realized and unrealized loss on investment transactions	(114,470,951)	(1,381,863)	(54,284,475)

Contributions from affiliates (see Note 2A)	1,199	5,699	3,839

Net increase in net assets resulting from operations	$22,074,841	$712,128	$21,946,359

(a) On March 28, 2017, the Short Duration Plus Portfolio had redemptions-in-kind with total proceeds in the amount of $41,106,320. The loss on investments of $90,166 will not be realized for tax purposes.

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund, Inc.

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2017 Annual Report	33

Statement of Changes in Net Assets

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$20,576,512	$26,264,662	$50,458,101	$62,950,302
Net realized gain (loss) on investment and foreign currency transactions	104,279,908	(27,330,724)	305,647,550	11,106,805
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	123,186,326	128,588,198	218,766,215	222,262,884
Contributions from affiliates (see Note 2A)	0	0	0	0

Net increase in net assets resulting from operations	248,042,746	127,522,136	574,871,866	296,319,991

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(25,878,355)	(21,802,390)	(61,728,815)	(55,480,983)
Distributions from net realized gain on investment transactions (a)	0	0	0	0

Total dividends and distributions to shareholders	(25,878,355)	(21,802,390)	(61,728,815)	(55,480,983)

Capital-share transactions:
Net proceeds from sales of shares	287,597,234	385,410,949	332,781,289	742,143,510
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	23,149,102	19,247,204	50,654,235	43,529,905

Total proceeds from shares sold	310,746,336	404,658,153	383,435,524	785,673,415
Cost of shares redeemed	(397,362,403)	(449,450,612)	(787,378,472)	(1,006,400,362)

Net increase (decrease) in net assets from capital-share transactions	(86,616,067)	(44,792,459)	(403,942,948)	(220,726,947)

Net increase (decrease) in net assets	135,548,324	60,927,287	109,200,103	20,112,061

NET ASSETS:
Beginning of period	1,521,572,860	1,460,645,573	3,587,782,000	3,567,669,939

End of period (b)	$1,657,121,184	$1,521,572,860	$3,696,982,103	$3,587,782,000

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$18,379,990	$24,833,920	$49,254,840	$61,547,011

(a) See page 38 for share class information on dividend distributions for the International, Tax-Managed International, Emerging Markets and New York Municipal Portfolios.

See Notes to Financial Statements.

34	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO		SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO		NEW YORK MUNICIPAL PORTFOLIO

YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

$9,765,289	$8,193,838	$873,199	$783,537	$36,944,369	$38,029,350
123,757,236	(128,485,574)	(130,739)	(45,513)	(4,421,371)	(2,432,991)
120,141,379	333,842,752	160,390	197,908	(28,267,490)	30,298,759
52,505	216	0	0	0	0

253,716,409	213,551,232	902,850	935,932	4,255,508	65,895,118

(7,757,991)	(7,734,277)	(872,739)	(773,157)	(36,807,537)	(37,601,094)
0	(20,161,372)	(114,585)	(140,585)	0	0

(7,757,991)	(27,895,649)	(987,324)	(913,742)	(36,807,537)	(37,601,094)

234,666,601	290,451,495	148,607,589	66,277,158	339,506,060	299,427,847
5,946,621	26,262,900	811,755	789,127	28,990,168	29,710,543

240,613,222	316,714,395	149,419,344	67,066,285	368,496,228	329,138,390
(338,833,172)	(274,964,018)	(94,518,424)	(108,276,394)	(332,118,956)	(246,824,003)

(98,219,950)	41,750,377	54,900,920	(41,210,109)	36,377,272	82,314,387

147,738,468	227,405,960	54,816,446	(41,187,919)	3,825,243	110,608,411

1,338,330,935	1,110,924,975	148,489,138	189,677,057	1,802,127,825	1,691,519,414

$1,486,069,403	$1,338,330,935	$203,305,584	$148,489,138	$1,805,953,068	$1,802,127,825

$6,793,066	$7,093,218	$17,535	$18,127	$(68,879)	$(57,728)

See Notes to Financial Statements.

2017 Annual Report	35

Statement of Changes in Net Assets (continued)

	CALIFORNIA MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$25,527,975	$24,738,825	$136,544,593	$131,054,093
Net realized gain (loss) on investment transactions	(2,827,036)	851,852	(12,149,103)	(4,779,817)
Net change in unrealized appreciation/depreciation of investments	(20,083,145)	14,402,392	(102,321,848)	93,316,319
Contributions from affiliates (see Note 2A)	0	0	1,199	0

Net increase in net assets resulting from operations	2,617,794	39,993,069	22,074,841	219,590,595

Dividends to shareholders:
Dividends from net investment income (a)	(25,501,691)	(24,566,940)	(136,418,201)	(130,796,627)
Distributions from net realized gain on investment transactions (a)	0	0	0	0

Total dividends to shareholders	(25,501,691)	(24,566,940)	(136,418,201)	(130,796,627)

Capital-share transactions:
Net proceeds from sales of shares	271,327,369	240,152,903	1,504,757,972	1,496,406,797
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	19,959,923	19,316,733	111,236,436	106,411,936

Total proceeds from shares sold	291,287,292	259,469,636	1,615,994,408	1,602,818,733
Cost of shares redeemed	(241,903,758)	(188,439,140)	(1,508,626,543)	(1,257,100,824)

Net increase (decrease) in net assets from capital-share transactions	49,383,534	71,030,496	107,367,865	345,717,909

Net increase (decrease) in net assets	26,499,637	86,456,625	(6,975,495)	434,511,877

NET ASSETS:
Beginning of period	1,237,312,713	1,150,856,088	6,963,861,783	6,529,349,906

End of period (b)	$1,263,812,350	$1,237,312,713	$6,956,886,288	$6,963,861,783

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$(200,011)	$(195,106)	$(690,435)	$(687,630)

(a) See pages 38 and 39 for share class information on dividend distributions for the California Municipal, Diversified Municipal and Short Duration Plus Portfolios

See Notes to Financial Statements.

36	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO		INTERMEDIATE DURATION PORTFOLIO

YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

$2,088,292	$2,201,178	$76,226,995	$90,612,809
(35,960)	378,510	411,876	54,252,021
(1,345,903)	185,036	(54,696,351)	62,810,608
5,699	0	3,839	0

712,128	2,764,724	21,946,359	207,675,438

(2,688,998)	(2,655,169)	(85,663,110)	(107,145,086)
0	0	(36,711,157)	(45,258,723)

(2,688,998)	(2,655,169)	(122,374,267)	(152,403,809)

126,069,861	219,786,780	451,312,186	378,618,328
2,191,820	2,055,294	104,881,339	130,002,830

128,261,681	221,842,074	556,193,525	508,621,158
(219,273,001)	(184,462,486)	(536,357,116)	(566,926,187)

(91,011,320)	37,379,588	19,836,409	(58,305,029)

(92,988,190)	37,489,143	(80,591,499)	(3,033,400)

350,027,919	312,538,776	3,443,944,860	3,446,978,260

$257,039,729	$350,027,919	$3,363,353,361	$3,443,944,860

$573,647	$119,740	$119,401	$3,293,106

See Notes to Financial Statements.

2017 Annual Report	37

Statement of Changes in Net Assets (continued)

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Dividends to shareholders:
Dividends from net investment income
International Class Shares and Tax-Managed International, respectively	$(22,632,899)	$(21,728,180)	$(54,948,127)	$(55,455,203)
Class A	(63,772)	(62,161)	(26,996)	(22,239)
Class B	(134)	(8)	(46)	0
Class C	(13,155)	(12,041)	(3,206)	(3,541)
Class Z	(3,168,395)	0	(6,750,440)	0

	$(25,878,355)	$(21,802,390)	$(61,728,815)	$(55,480,983)

	EMERGING MARKETS PORTFOLIO

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Dividends and Distributions to shareholders:
Dividends from net investment income
Emerging Markets Class	$(6,719,437)	$(7,734,277)
Class Z	(1,038,554)	0

	$(7,757,991)	$(7,734,277)

Distributions from net realized gain on investment transactions
Emerging Markets Class	$0	$(20,161,372)

	$0	$(20,161,372)

	NEW YORK MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Dividends to shareholders:
Dividends from net investment income
Municipal Class	$(32,912,729)	$(33,227,597)	$(23,441,848)	$(22,580,641)
Class A	(2,976,844)	(3,649,054)	(1,625,269)	(1,738,053)
Class B	(24)	(233)	0	(13)
Class C	(573,310)	(723,446)	(236,025)	(247,573)
Advisor Class (a)	(344,630)	(764)	(198,549)	(660)

	$(36,807,537)	$(37,601,094)	$(25,501,691)	$(24,566,940)

(a) Commenced distribution on July 25, 2016

See Notes to Financial Statements.

38	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Dividends to shareholders:
Dividends from net investment income
Municipal Class	$(106,556,662)	$(99,595,708)
Class A	(6,628,548)	(7,954,233)
Class B	(581)	(833)
Class C	(900,980)	(1,097,427)
Advisor Class	(22,331,430)	(22,148,426)

	$(136,418,201)	$(130,796,627)

	SHORT DURATION PLUS PORTFOLIO

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Dividends to shareholders:
Dividends from net investment income
Short Duration Plus Class	$(2,543,722)	$(2,439,476)
Class A	(120,469)	(174,071)
Class B	(120)	(573)
Class C	(24,687)	(41,049)

	$(2,688,998)	$(2,655,169)

See Notes to Financial Statements.

2017 Annual Report	39

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL PORTFOLIO INTERNATIONAL CLASS

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$15.72	$14.68		$15.86		$15.94	$13.23

Income from investment operations:
Investment income, net†‡	0.21	0.25	^	0.19		0.35	0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.45	1.01		(1.04)		(0.15)	2.74
Contributions from affiliates	0	0		0		0.00 (c)	0

Total from investment operations	2.66	1.26		(0.85)		0.20	2.97

Less dividends:
Dividends from net investment income	(0.27)	(0.22)		(0.33)		(0.28)	(0.26)

Net asset value, end of period	$18.11	$15.72		$14.68		$15.86	$15.94

Total return (a)	17.27%	8.63%	^	(5.46)%		1.23%	22.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,321,390	$1,355,337		$1,454,581		$1,529,195	$1,599,667
Average net assets (000 omitted)	$1,326,123	$1,418,373		$1,569,703		$1,631,212	$1,523,560
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.16%	1.16%		1.16%	+	1.15%	1.15%
Expenses, before waivers/reimbursements	1.21%	1.20%		1.21%	+	1.20%	1.20%
Net investment income‡	1.32%	1.66%	^	1.21%	+	2.15%	1.62%
Portfolio turnover rate	82%	77%		80%		67%	72%

See Footnote Summary on page 49.

See Notes to Financial Statements.

40	Sanford C. Bernstein Fund, Inc.

	TAX-MANAGED INTERNATIONAL PORTFOLIO TAX-MANAGED INTERNATIONAL CLASS

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$15.79	$14.75		$15.93		$16.06	$13.33

Income from investment operations:
Investment income, net†‡	0.22	0.25	^	0.20		0.37	0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.41	1.02		(1.03)		(0.18)	2.78
Contributions from affiliates	0	0		0		0.00 (c)	0

Total from investment operations	2.63	1.27		(0.83)		0.19	3.02

Less dividends:
Dividends from net investment income	(0.27)	(0.23)		(0.35)		(0.32)	(0.29)

Net asset value, end of period	$18.15	$15.79		$14.75		$15.93	$16.06

Total return (a)	17.02%	8.65%	^	(5.32)%		1.20%	23.04%	††

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,285,902	$3,247,504		$3,565,820		$3,753,170	$3,835,863
Average net assets (000 omitted)	$3,225,527	$3,404,447		$3,748,062		$3,901,952	$3,581,411
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.11%	1.11%		1.11%	+	1.11%	1.11%
Expenses, before waivers/reimbursements	1.16%	1.16%		1.16%	+	1.16%	1.16%
Net investment income‡	1.38%	1.68%	^	1.29%	+	2.25%	1.66%
Portfolio turnover rate	78%	69%		76%		64%	72%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2017 Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	EMERGING MARKETS PORTFOLIO EMERGING MARKETS CLASS

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$26.21		$22.77		$28.47	$26.95	$26.72

Income from investment operations:
Investment income, net†‡	0.19		0.15	^	0.23	0.40	0.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.00		3.86		(4.98)	1.35	0.16
Contributions from affiliates	0.00	(c)	0		0	0	0

Total from investment operations	5.19		4.01		(4.75)	1.75	0.48

Less dividends and distributions:
Dividends from net investment income	(0.15)		(0.16)		(0.36)	(0.30)	(0.36)
Distributions from net realized gain on investment transactions	0		(0.41)		(0.61)	0	0

Total distributions	(0.15)		(0.57)		(0.97)	(0.30)	(0.36)

Portfolio transaction fee	0		0		0.02	0.07	0.11

Net asset value, end of period	$31.25		$26.21		$22.77	$28.47	$26.95

Total return (a)	19.96%	^^	18.04%	^	(17.20)% (b)	6.79% (b)	2.17% (b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,308,216		$1,215,605		$1,110,925	$1,298,583	$1,192,290
Average net assets (000 omitted)	$1,233,869		$1,137,202		$1,279,187	$1,272,134	$1,198,415
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.46%		1.48%		1.44% +	1.44%	1.44%
Expenses, before waivers/reimbursements	1.48%		1.52%		1.49% +	1.49%	1.49%
Net investment income‡	0.69%		0.63%	^	0.84% +	1.41%	1.19%
Portfolio turnover rate	63%		71%		54%	53%	45%

See Footnote Summary on page 49.

See Notes to Financial Statements.

42	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$12.60	$12.60		$12.62		$12.61	$12.74

Income from investment operations
Investment income, net†	0.06	0.06	^‡	0.03		0.04	0.07
Net realized and unrealized gain (loss) on investment transactions	0.01	0.01		(0.01)		0.03	(0.07)

Total from investment operations	0.07	0.07		0.02		0.07	0

Less dividends and distributions:
Dividends from net investment income	(0.06)	(0.06)		(0.04)		(0.04)	(0.07)
Distributions from net realized gain on investment transactions	(0.01)	(0.01)		(0.00	) (c)	(0.02)	(0.06)

Total dividends and distributions	(0.07)	(0.07)		(0.04)		(0.06)	(0.13)

Net asset value, end of period	$12.60	$12.60		$12.60		$12.62	$12.61

Total return (a)	0.58%	0.55%	^	0.14%		0.52%	(0.01)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$203,306	$148,489		$189,677		$257,900	$273,758
Average net assets (000 omitted)	$169,137	$164,757		$218,232		$279,244	$323,922
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.61%	0.65%		0.63%	+	0.62%	0.62%
Expenses, before waiver/reimbursements	0.61%	0.65%		0.63%	+	0.62%	0.62%
Net investment income	0.52%	0.48%	^‡	0.27%	+	0.29%	0.58%
Portfolio turnover rate	44%	42%		25%		32%	52%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2017 Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$14.34	$14.10		$14.17	$14.05	$14.66

Income from investment operations:
Investment income, net†	0.30	0.32	^	0.34	0.35	0.38
Net realized and unrealized gain (loss) on investment transactions	(0.27)	0.24		(0.07)	0.13	(0.60)

Total from investment operations	0.03	0.56		0.27	0.48	(0.22)

Less dividends and distributions:
Dividends from net investment income	(0.30)	(0.32)		(0.34)	(0.36)	(0.38)
Distributions from net realized gain on investment transactions	0	0		0	0	(0.01)

Total dividends and distributions	(0.30)	(0.32)		(0.34)	(0.36)	(0.39)

Net asset value, end of period	$14.07	$14.34		$14.10	$14.17	$14.05

Total return (a)	0.29%	3.90%	^	1.94%	3.43%	(1.52)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,595,536	$1,560,549		$1,445,775	$1,433,174	$1,345,338
Average net assets (000 omitted)	$1,557,199	$1,504,287		$1,444,292	$1,371,449	$1,414,589
Ratio to average net assets of:
Expenses	0.56%	0.61%		0.61% +	0.61%	0.61%
Net investment income	2.12%	2.23%	^	2.42% +	2.52%	2.67%
Portfolio turnover rate	23%	17%		17%	11%	17%

See Footnote Summary on page 49.

See Notes to Financial Statements.

44	Sanford C. Bernstein Fund, Inc.

	CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$14.59	$14.40		$14.49	$14.29	$14.91

Income from investment operations:
Investment income, net†	0.30	0.31	^	0.32	0.33	0.38
Net realized and unrealized gain (loss) on investment transactions	(0.27)	0.18		(0.09)	0.20	(0.62)

Total from investment operations	0.03	0.49		0.23	0.53	(0.24)

Less dividends and distributions:
Dividends from net investment income	(0.30)	(0.30)		(0.32)	(0.33)	(0.38)

Total dividends and distributions	(0.30)	(0.30)		(0.32)	(0.33)	(0.38)

Net asset value, end of period	$14.32	$14.59		$14.40	$14.49	$14.29

Total return (a)	0.23%	3.46%	^	1.61%	3.78%	(1.64)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,150,520	$1,119,516		$1,036,742	$979,252	$903,265
Average net assets (000 omitted)	$1,118,392	$1,080,590		$1,007,317	$934,129	$951,766
Ratio to average net assets of:
Expenses	0.57%	0.63%		0.63% +	0.63%	0.63%
Net investment income	2.10%	2.10%	^	2.22% +	2.32%	2.59%
Portfolio turnover rate	17%	12%		16%	10%	23%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2017 Annual Report	45

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14		YEAR ENDED 9/30/13
Net asset value, beginning of period	$14.67	$14.47		$14.53	$14.36		$14.92

Income from investment operations:
Investment income, net†	0.29	0.29	^	0.30	0.33		0.38
Net realized and unrealized gain (loss) on investment transactions	(0.24)	0.20		(0.06)	0.18		(0.54)

Total from investment operations	0.05	0.49		0.24	0.51		(0.16)

Less dividends and distributions:
Dividends from net investment income	(0.29)	(0.29)		(0.30)	(0.34)		(0.38)
Distributions from net realized gain on investment transactions	0	0		0	(0.00	) (c)	(0.02)

Total dividends and distributions	(0.29)	(0.29)		(0.30)	(0.34)		(0.40)

Net asset value, end of period	$14.43	$14.67	^	$14.47	$14.53		$14.36

Total return (a)	0.37%	3.40%		1.69%	3.58%		(1.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$5,377,573	$5,276,927		$4,860,803	$4,618,712		$4,269,409
Average net assets (000 omitted)	$5,274,036	$5,048,509		$4,800,047	$4,395,640		$4,465,399
Ratio to average net assets of:
Expenses	0.49%	0.54%		0.55% +	0.56%		0.56%
Net investment income	2.02%	1.98%	^	2.09% +	2.32%		2.58%
Portfolio turnover rate	25%	11%		15%	19%		19%

See Footnote Summary on page 49.

See Notes to Financial Statements.

46	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$11.75		$11.74		$11.74		$11.74	$11.91

Income from investment operations:
Investment income, net†	0.09	‡	0.09	^‡	0.06		0.06	0.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.05)		0.02		0.02		0.03	(0.11)
Contributions from affiliates	0.00	(c)	0		0		0	0

Total from investment operations	0.04		0.11		0.08		0.09	(0.06)

Less dividends:
Dividends from net investment income	(0.11)		(0.10)		(0.08)		(0.09)	(0.11)

Net asset value, end of period	$11.68		$11.75		$11.74		$11.74	$11.74

Total return (a)	0.37%	††	0.96%	^††	0.69%		0.75%	(0.51)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$224,323		$313,720		$262,551		$313,410	$395,172
Average net assets (000 omitted)	$266,909		$281,499		$291,134		$347,138	$467,653
Ratio to average net assets of:
Expenses	0.66%		0.65%		0.64%	+	0.62%	0.60%
Expenses, before waivers/reimbursements	0.66%		0.65%		0.64%	+	0.62%	0.60%
Net investment income	0.75%	‡	0.73%	^‡	0.50%	+	0.55%	0.39%
Portfolio turnover rate**	64%		76%		86%		67%	120%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2017 Annual Report	47

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERMEDIATE DURATION PORTFOLIO

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$13.63	$13.41		$13.72		$13.47	$14.24

Income from investment operations
Investment income, net†	0.30	0.36	^	0.34		0.39	0.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.21)	0.46		0.01		0.27	(0.61)
Contributions from affiliates	0.00 (c)	0		0.00	(c)	0	0.00 (c)

Total from investment operations	0.09	0.82		0.35		0.66	(0.25)

Less dividends and distributions:
Dividends from net investment income	(0.34)	(0.42)		(0.40)		(0.38)	(0.41)
Distributions from net realized gain on investment transactions	(0.15)	(0.18)		(0.26)		(0.03)	(0.11)

Total dividends and distributions	(0.49)	(0.60)		(0.66)		(0.41)	(0.52)

Net asset value, end of period	$13.23	$13.63		$13.41		$13.72	$13.47

Total return (a)	0.71%	6.33%	^††	2.56%		4.96%	(1.82)% ††

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,363,353	$3,443,945		$3,446,978		$3,848,564	$3,966,383
Average net assets (000 omitted)	$3,350,914	$3,395,239		$3,575,822		$3,885,193	$4,405,415
Ratio to average net assets of:
Expenses	0.59%	0.59%		0.59%	+	0.58%	0.57%
Net investment income	2.27%	2.67%	^	2.49%	+	2.86%	2.57%
Portfolio turnover rate**	230%	146%		249%		244%	200%

See Footnote Summary on page 49.

See Notes to Financial Statements.

48	Sanford C. Bernstein Fund, Inc.

†	Based on average shares outstanding.
‡	Net of fees and expense waived by the Adviser.
^	For the year ended September 30, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

PORTFOLIO	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO	TOTAL RETURN
International	$0.003	0.02%	0.02%
Tax-Managed International	0.002	0.01%	0.01%
Emerging Markets	0.007	0.03%	0.03%
Short Duration Diversified Municipal	0.005	0.04%	0.04%
New York Municipal	0.001	0.01%	0.01%
California Municipal	0.001	0.01%	0.01%
Diversified Municipal	0.001	0.004%	0.004%
Short Duration Plus	0.004	0.03%	0.03%
Intermediate Duration	0.001	0.01%	0.01%

+	The ratio includes expenses attributable to costs of proxy solicitation.
††	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Tax-Managed International Portfolio for the year ended September 30, 2013 0.02%, and the Intermediate Duration Portfolio for the years ended September 30, 2016 and September 30, 2013 by 0.03% and 0.01%, respectively, and the Short Duration Plus Portfolio for the years ended September 30, 2017 and September 30, 2016 by 0.11% and 0.05%, respectively.
**	The Portfolio accounts for dollar roll transactions as purchases and sales.
^^	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.
(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(b)	This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005 the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00%. The fee was eliminated effective February 2, 2015. Total return to a shareholder for the years ending September 30, 2015, September 30, 2014, September 30, 2013 and September 30, 2012, without taking into account these transaction fees would have been (18.03)%, 4.67%, 0.14% and 12.34%, respectively.
(c)	Amount is less than $0.005.

See Notes to Financial Statements.

2017 Annual Report	49

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 15 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED
International	International Class*, Class A, Class B, Class C and Class Z
Tax-Managed International	Tax-Managed International Class*, Class A, Class B, Class C and Class Z
Emerging Markets	Emerging Markets Class* and Class Z

FIXED INCOME MUNICIPAL PORTFOLIO
Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*

INTERMEDIATE MUNICIPAL PORTFOLIOS
New York Municipal	Municipal Class*, Class A, Class B, Class C and Advisor Class
California Municipal	Municipal Class*, Class A, Class C and Advisor Class
Diversified Municipal	Municipal Class*, Class A, Class B, Class C and Advisor Class

FIXED INCOME TAXABLE PORTFOLIOS
Short Duration Plus	Short Duration Plus Class*, Class A, Class B and Class C
Intermediate Duration	Intermediate Duration Class*

*	Bernstein Class

OVERLAY PORTFOLIOS
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. This report relates only to the International Equity Portfolios, Fixed Income Municipal Portfolio, Intermediate Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios and the financial highlights of Class A, Class B, Class C, Advisor Class and Class Z Shares (collectively “Retail Classes”) of International, Tax-Managed International, Emerging Markets, New York Municipal, California Municipal, Diversified Municipal and Short Duration Plus Portfolios are presented in separate financial reports. Effective June 26, 2015, Diversified Municipal Portfolio commenced offering of Advisor Class Shares. Effective January 15, 2016, International, Tax-Managed International and Emerging Markets Portfolios commenced offering of Class Z Shares. Effective July 25, 2016, New York Municipal and California Municipal Portfolios commenced offering of Advisor Class Shares. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

50	Sanford C. Bernstein Fund, Inc.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three - level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

2017 Annual Report	51

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

52	Sanford C. Bernstein Fund, Inc.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2017:

INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$22,317,951	$344,812,024		$0	$367,129,975
Information Technology	34,181,729	222,326,227		0	256,507,956
Industrials	14,890,961	181,637,243		0	196,528,204
Consumer Discretionary	26,296,669	151,063,777		0	177,360,446
Consumer Staples	6,834,809	159,895,715		0	166,730,524
Materials	14,302,265	91,449,146		0	105,751,411
Telecommunication Services	5,521,276	99,918,643		0	105,439,919
Health Care	18,030,819	86,006,643		0	104,037,462
Energy	15,431,310	56,612,301		0	72,043,611
Utilities	2,709,980	26,966,251		0	29,676,231
Real Estate	0	7,544,070		0	7,544,070
Short-Term Investments	35,728,289	0		0	35,728,289
Total Investments in Securities	196,246,058	1,428,232,040	(a)	0	1,624,478,098
Other Financial Instruments (b):
Assets:
Futures	31,144	0		0	31,144	(c)
Forward Currency Exchange Contracts	0	5,842,132		0	5,842,132
Liabilities:
Forward Currency Exchange Contracts	0	(5,042,747)		0	(5,042,747)
Total (d)(e)	$196,277,202	$1,429,031,425		$0	$1,625,308,627

TAX MANAGED INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$49,736,435	$767,239,666		$0	$816,976,101
Information Technology	75,794,464	491,068,987		0	566,863,451
Industrials	32,940,783	401,748,279		0	434,689,062
Consumer Discretionary	58,938,775	350,863,492		0	409,802,267
Consumer Staples	14,840,326	355,400,298		0	370,240,624
Materials	31,594,508	201,931,049		0	233,525,557
Telecommunication Services	11,914,525	221,270,049		0	233,184,574
Health Care	40,490,851	190,749,601		0	231,240,452
Energy	34,712,916	125,003,885		0	159,716,801
Utilities	6,057,787	59,275,598		0	65,333,385
Real Estate	0	17,150,423		0	17,150,423
Short-Term Investments	90,713,243	0		0	90,713,243
Total Investments in Securities	447,734,613	3,181,701,327	(a)	0	3,629,435,940

2017 Annual Report	53

Notes to Financial Statements (continued)

TAX MANAGED INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Other Financial Instruments (b):
Assets:
Futures	$44,331	$0	$0		$44,331 (c)
Forward Currency Exchange Contracts	0	25,780,118	0		25,780,118
Liabilities:
Forward Currency Exchange Contracts	0	(17,133,275)	0		(17,133,275)
Total (e)(f)	$447,778,944	$3,190,348,170	$0		$3,638,127,114

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Common Stocks:
Information Technology	$86,330,434	$348,448,985	$0		$434,779,419
Financials	90,460,268	334,955,658	0		425,415,926
Consumer Discretionary	47,827,782	97,518,368	0		145,346,150
Energy	85,441,786	23,169,876	0		108,611,662
Materials	22,390,127	68,738,000	0	(g)	91,128,127
Consumer Staples	47,107,463	41,611,473	0		88,718,936
Health Care	20,719,729	25,416,961	0		46,136,690
Telecommunication Services	7,979,539	37,556,896	0		45,536,435
Industrials	12,764,243	25,043,025	0		37,807,268
Real Estate	0	27,316,563	0		27,316,563
Utilities	22,591,370	0	0		22,591,370
Warrants	0	4,371,790	0		4,371,790
Short-Term Investments	2,951,634	0	0		2,951,634
Total Investments in Securities	446,564,375	1,034,147,595 (a)	0		1,480,711,970
Other Financial Instruments (b):
Assets:
Forward Currency Exchange Contracts	0	2,094,842	0		2,094,842
Liabilities:
Forward Currency Exchange Contracts	0	(2,052,540)	0		(2,052,540)
Total (h)(i)(j)	$446,564,375	$1,034,189,897	$0		$1,480,754,272

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$163,803,275	$1,001,985		$164,805,260
Short-Term Municipal Notes	0	41,061,649	0		41,061,649
Short-Term Investments	0	379,062	0		379,062
Total Investments in Securities	0	205,243,986	1,001,985		206,245,971
Other Financial Instruments (b)	0	0	0		0
Total (k)	$0	$205,243,986	$1,001,985		$206,245,971

54	Sanford C. Bernstein Fund, Inc.

NEW YORK MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,665,035,408	$27,083,617		$1,692,119,025
Short-Term Municipal Notes	0	13,197,660	4,820,287		18,017,947
Governments—Treasuries	0	88,059,645	0		88,059,645
Short-Term Investments	0	4,865,372	0		4,865,372
Total Investments in Securities	0	1,771,158,085	31,903,904		1,803,061,989
Other Financial Instruments (b)	0	0	0		0
Total (k)	$0	$1,771,158,085	$31,903,904		$1,803,061,989

CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,127,574,653	$23,859,247	(g)	$1,151,433,900
Short-Term Municipal Notes	0	30,935,124	0		30,935,124
Governments—Treasuries	0	61,454,271	0		61,454,271
Short-Term Investments	0	7,842,114	0		7,842,114
Total Investments in Securities	0	1,227,806,162	23,859,247		1,251,665,409
Other Financial Instruments (b)	0	0	0		0
Total (k)	$0	$1,227,806,162	$23,859,247		$1,251,665,409

DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$6,044,794,756	$71,131,365		$6,115,926,121
Short-Term Municipal Notes	0	411,509,568	0		411,509,568
Governments—Treasuries	0	343,686,358	0		343,686,358
Short-Term Investments	0	35,898,321	0		35,898,321
Total Investments in Securities	0	6,835,889,003	71,131,365		6,907,020,368
Other Financial Instruments (b)	0	0	0		0
Total (k)	$0	$6,835,889,003	$71,131,365		$6,907,020,368

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Governments—Treasuries	$0	$80,637,431	$0		$80,637,431
Corporates—Investment Grade	0	57,958,147	0		57,958,147
Asset-Backed Securities	0	37,756,614	2,940,010		40,696,624
Commercial Mortgage-Backed Securities	0	18,646,987	1,450,211		20,097,198
Collateralized Mortgage Obligations	0	19,655,860	0		19,655,860
Inflation-Linked Securities	0	15,279,162	0		15,279,162
Mortgage Pass-Throughs	0	3,518,907	0		3,518,907
Covered Bonds	0	1,553,865	0		1,553,865
Short-Term Investments	0	21,333,607	0		21,333,607
Total Investments in Securities	0	256,340,580	4,390,221		260,730,801

2017 Annual Report	55

Notes to Financial Statements (continued)

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Other Financial Instruments (b):
Assets:
Futures	$15,139	$0	$0	$15,139	(c)
Forward Currency Exchange Contracts	0	207,725	0	207,725
Credit Default Swaps	0	3,824	0	3,824
Liabilities:
Futures	(211,717)	0	0	(211,717	) (c)
Credit Default Swaps	0	(614,082)	0	(614,082)
Total (l)	$(196,578)	$255,938,047	$4,390,221	$260,131,690

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Mortgage Pass-Throughs	$0	$755,688,878	$0	$755,688,878
Corporates—Investment Grade	0	654,364,542	0	654,364,542
Governments—Treasuries	0	392,341,799	0	392,341,799
Asset-Backed Securities	0	336,940,622	35,784,826	372,725,448
Commercial Mortgage-Backed Securities	0	193,258,213	41,870,514	235,128,727
Collateralized Mortgage Obligations	0	201,816,912	6,068,447	207,885,359
Inflation-Linked Securities	0	195,175,525	0	195,175,525
Corporates—Non-Investment Grade	0	95,765,443	0	95,765,443
Agencies	0	77,672,533	0	77,672,533
Emerging Markets—Treasuries	0	29,920,161	0	29,920,161
Emerging Markets—Corporate Bonds	0	18,169,921	0	18,169,921
Local Governments—US Municipal Bonds	0	13,055,537	0	13,055,537
Quasi-Sovereigns	0	12,792,557	0	12,792,557
Governments—Sovereign Bonds	0	5,496,110	0	5,496,110
Common Stocks	0	0	2,919,144	2,919,144
Emerging Markets—Sovereigns	0	2,120,168	0	2,120,168
Short-Term Investments:
Commercial Paper	0	50,449,723	0	50,449,723
Governments—Treasuries	0	221,796,550	0	221,796,550
Agency Discount Notes	0	386,690,631	0	386,690,631
Total Investments in Securities	0	3,643,515,825	86,642,931	3,730,158,756
Other Financial Instruments (b):
Assets:
Futures	1,057,530	0	0	1,057,530	(c)
Forward Currency Exchange Contracts	0	3,541,832	0	3,541,832
Centrally Cleared Interest Rate Swaps	0	4,648,186	0	4,648,186	(c)
Credit Default Swaps	0	96,214	0	96,214
Liabilities:
Futures	(5,745,347)	0	0	(5,745,347	) (c)
Forward Currency Exchange Contracts	0	(1,628,142)	0	(1,628,142)
Centrally Cleared Interest Rate Swaps	0	(28,457)	0	(28,457	) (c)
Credit Default Swaps	0	(11,311,567)	0	(11,311,567)
Total (l)	$(4,687,817)	$3,638,833,891	$86,642,931	$3,720,789,005

56	Sanford C. Bernstein Fund, Inc.

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include credit default swaps which are valued at market value.

(c)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(d)	An amount of $16,592,870 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(e)	There were de minimis transfers under 1% of net assets from Level 2 to Level 1 during the reporting period.

(f)	An amount of $39,252,866 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(g)	The Portfolio held securities with zero market value at period end.

(h)	An amount of $49,296,373 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

(i)	An amount of $14,799,509 was transferred from Level 2 to Level 1 due to increase in trading volume during the reporting period.

(j)	There were de minimis transfers under 1% of net assets from Level 1 to Level 2 during the reporting period.

(k)	There were no transfers between any levels during the reporting period.

(l)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

EMERGING MARKETS PORTFOLIO	COMMON STOCKS(a)	TOTAL
Balance as of 9/30/16	$839,486	$839,486
Accrued discounts/(premiums)	0	0
Realized gain (loss)	(2,929,344)	(2,929,344)
Change in unrealized appreciation/depreciation	3,577,679	3,577,679
Purchases	0	0
Sales	(1,487,821)	(1,487,821)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/17	$0	$0

Net change in unrealized appreciation/depreciation from investments held as of 9/30/17 (b)	$0	$0

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/16	$1,471,678	$1,471,678
Accrued discounts/(premiums)	(4,276)	(4,276)
Realized gain (loss)	(403,091)	(403,091)
Change in unrealized appreciation/depreciation	414,584	414,584
Purchases	705,000	705,000
Sales	(1,181,910)	(1,181,910)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/17	$1,001,985	$1,001,985

Net change in unrealized appreciation/depreciation from investments held as of 9/30/17 (b)	$2,509	$2,509

2017 Annual Report	57

Notes to Financial Statements (continued)

NEW YORK MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	SHORT-TERM MUNICIPAL NOTES	TOTAL
Balance as of 9/30/16	$32,191,291	$0	$32,191,291
Accrued discounts/(premiums)	(408,461)	(13,759)	(422,220)
Realized gain (loss)	(3,180,944)		(3,180,944)
Change in unrealized appreciation/depreciation	3,363,805	2,226	3,366,031
Purchases	12,626,863	4,831,820	17,458,683
Sales	(17,508,937)	0	(17,508,937)
Transfers in to Level 3	0	0	0
Transfers out of Level 3	0	0	0

Balance as of 9/30/17	$27,083,617	$4,820,287	$31,903,904

Net change in unrealized appreciation/depreciation from investments held as of 9/30/17 (b)	$183,454	$2,226	$185,680

CALIFORNIA MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS(a)	TOTAL
Balance as of 9/30/16	$27,865,539	$27,865,539
Accrued discounts/(premiums)	(215,426)	(215,426)
Realized gain (loss)	(2,754,395)	(2,754,395)
Change in unrealized appreciation/depreciation	2,314,734	2,314,734
Purchases	3,964,930	3,964,930
Sales	(7,316,135)	(7,316,135)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/17	$23,859,247	$23,859,247

Net change in unrealized appreciation/depreciation from investments held as of 9/30/17 (b)	$(398,500)	$(398,500)

DIVERSIFIED MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/16	$67,548,218	$67,548,218
Accrued discounts/(premiums)	(301,905)	(301,905)
Realized gain (loss)	(10,731,245)	(10,731,245)
Change in unrealized appreciation/depreciation	7,467,415	7,467,415
Purchases	14,179,399	14,179,399
Sales	(14,420,247)	(14,420,247)
Transfers in to Level 3	7,389,730	7,389,730
Transfers out of Level 3	0	0

Balance as of 9/30/17	$71,131,365	$71,131,365

Net change in unrealized appreciation/depreciation from investments held as of 9/30/17 (b)	$(920,259)	$(920,259)

58	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO	CORPORATES - INVESTMENT GRADE	ASSET- BACKED SECURITIES		COMMERCIAL MORTGAGE- BACKED SECURITIES
Balance as of 9/30/16	$325,485	$1,238,740		$2,426,863
Accrued discounts/(premiums)	(53)	65		(2,101)
Realized gain (loss)	0	12		(60,604)
Change in unrealized appreciation/depreciation	1,155	14,949		10,330
Purchases/Payups	0	3,096,044		673,453
Sales/Paydowns	(326,587)	(1,409,800)		(1,597,730)
Transfers in to Level 3	0	0		0
Transfers out of Level 3	0	0		0

Balance as of 9/30/17	$0	$2,940,010		$1,450,211

Net change in unrealized appreciation/depreciation from investments held as of 9/30/17 (b)	$0	$10,127		$(31,115)

	COLLATERALIZED MORTGAGE OBLIGATIONS	TOTAL
Balance as of 9/30/16	$416,078	$4,407,166
Accrued discounts/(premiums)	0	(2,089)
Realized gain (loss)	0	(60,592)
Change in unrealized appreciation/depreciation	0	26,434
Purchases/Payups	0	3,769,497
Sales/Paydowns	0	(3,334,117)
Transfers in to Level 3	0	0
Transfers out of Level 3	(416,078)	(416,078	) (c)

Balance as of 9/30/17	$0	$4,390,221

Net change in unrealized appreciation/depreciation from investments held as of 9/30/17 (b)	$0	$(20,988)

INTERMEDIATE DURATION PORTFOLIO	ASSET-BACKED SECURITIES	COMMERCIAL MORTGAGE- BACKED SECURITIES		COLLATERALIZED MORTGAGE OBLIGATIONS
Balance as of 9/30/16	$17,272,990	$91,692,074		$4,560,823
Accrued discounts/(premiums)	139	(7,668)		0
Realized gain (loss)	137,735	(2,864,037)		0
Change in unrealized appreciation/depreciation	47,268	350,417		73,930
Purchases/Payups	31,147,157	4,343,522		4,574,622
Sales/Paydowns	(12,820,463)	(51,643,794)		(1,293,774)
Transfers in to Level 3	0	0		1,416,660
Transfers out of Level 3	0	0		(3,263,814)

Balance as of 9/30/17	$35,784,826	$41,870,514		$6,068,447

Net change in unrealized appreciation/depreciation from investments held as of 9/30/17 (b)	$122,972	$(1,064,864)		$77,165

2017 Annual Report	59

Notes to Financial Statements (continued)

	COMMON STOCKS	TOTAL
Balance as of 9/30/16	$0	$113,525,887
Accrued discounts/(premiums)	0	(7,529)
Realized gain (loss)	0	(2,726,302)
Change in unrealized appreciation/depreciation	(67,740)	403,875
Purchases/Payups	0	40,065,301
Sales/Paydowns	(1,675,000)	(67,433,031)
Transfers in to Level 3	0	1,416,660
Transfers out of Level 3	0	(3,263,814)
Transfers out of Practical expedient	4,661,884	4,661,884

Balance as of 9/30/17	$2,919,144	$86,642,931 (c)

Net change in unrealized appreciation/depreciation from investments held as of 9/30/17 (b)	$(67,740)	$(932,467)

(a)	The Portfolio held securities with zero market value at period end.

(b)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(c)	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at September 30, 2017. Securities priced by third party vendors are excluded from the following table.

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS

CALIFORNIA MUNICIPAL PORTFOLIO

	FAIR VALUE AT 9/30/17	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/WEIGHTED AVERAGE
Long-Term Municipal Bonds	$0	Qualitative Assessment		$0.00/N/A

INTERMEDIATE DURATION PORTFOLIO

	FAIR VALUE AT 9/30/17	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/WEIGHTED AVERAGE
Common Stocks	$2,919,144	Market Approach	NAV Equivalent	$1,037.73/NA

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

60	Sanford C. Bernstein Fund, Inc.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In consideration of recent decisions rendered by the European courts, International Portfolio and Tax-Managed International Portfolio filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filing are subject to various administrative and judicial proceedings within these countries. No amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2017, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

2017 Annual Report	61

Notes to Financial Statements (continued)

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Net investment income of each Portfolio except the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio, due to foreign currency gain (loss) reclassifications, paydown gain (loss), the tax treatment of swaps and passive foreign investment companies (PFICs), the tax treatment of partnership investments, reclassifications of distributions, contributions from adviser, expiration of capital loss carryforwards, a dividend overdistribution, the tax treatment of foreign capital gains tax, the tax treatment of losses from a redemptions-in-kind, and swap clearing fees are reflected as adjustments to the components of capital as of September 30, 2017, as shown below:

PORTFOLIO	INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	INCREASE (DECREASE) TO ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
International Portfolio	$(41,457,938)	$(1,152,087)	$42,610,025
Tax Managed International Portfolio	0	(1,021,457)	1,021,457
Emerging Markets Portfolio	(52,505)	(2,307,450)	2,359,955
Short Duration Diversified Municipal Portfolio	0	(1,052)	1,052
New York Municipal Portfolio	0	(147,983)	147,983
California Municipal Portfolio	0	(31,189)	31,189
Diversified Municipal Portfolio	(1,199)	(129,197)	130,396
Short Duration Plus Portfolio	(5,904,499)	1,054,613	4,849,886
Intermediate Duration Portfolio	(1,224,931)	6,262,410	(5,037,479)

62	Sanford C. Bernstein Fund, Inc.

I.	Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
PORTFOLIO		FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
International		0.925%	0.850%	0.800%	0.750%	0.650%

FIRST $1 BILLION		NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Tax-Managed International	0.925%	0.850%	0.800%	0.750%	0.650%	0.600%

		FIRST $1 BILLION	NEXT $1 BILLION	NEXT $1 BILLION	NEXT $3 BILLION	THEREAFTER
Emerging Markets		1.175%	1.050%	1.000%	0.900%	0.850%

					FIRST $750 MILLION	THEREAFTER
Short Duration Diversified Municipal					0.400%	0.350%

					FIRST $750 MILLION	THEREAFTER
Short Duration Plus					0.450%	0.400%

			FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
New York Municipal and California Municipal			0.425%	0.375%	0.325%	0.275%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Diversified Municipal		0.425%	0.375%	0.325%	0.275%	0.225%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Intermediate Duration		0.500%	0.450%	0.400%	0.350%	0.300%

2017 Annual Report	63

Notes to Financial Statements (continued)

Prior to January 27, 2017, the below Portfolios paid the Adviser an investment management fee, based on an annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
				FIRST $750 MILLION	THEREAFTER
	Short Duration Diversified Municipal			0.450%	0.400%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
	New York Municipal and California Municipal	0.500%	0.450%	0.400%	0.350%

	FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Diversified Municipal	0.500%	0.450%	0.400%	0.350%	0.300%

Since November 1, 2011, the Adviser has voluntarily waived the annual investment management fees of the International Portfolio and Tax-Managed International Portfolio by an amount equal to 0.05% per annum of the respective average net assets of the Portfolios. Since November 1, 2015, the Adviser has voluntarily waived the annual investment management fees of the Emerging Markets Portfolio by an amount equal to 0.025% per annum of the respective average net assets. From November 1, 2011 until November 1, 2015, the advisory fee waiver for the Emerging Markets Portfolio was equal to 0.05% per annum of the respective net assets. For the year ended September 30, 2017, such waivers amounted to $763,871, $1,791,777 and $342,778 for the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio, respectively.

The Adviser has agreed to bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis (the “Expense Cap”) to 1.20%, 1.20%, 1.95%, 1.95% and 0.95% of average daily net assets for Bernstein Class shares, Class A, Class B, Class C and Class Z, respectively, for the International Portfolio and Tax- Managed International Portfolio, and 1.50% and 1.25% for Bernstein Class shares and Class Z, respectively, for the Emerging Markets Portfolio through January 27, 2018. The Expense Caps for the International Portfolio, Tax- Managed International Portfolio and Emerging Markets Portfolio may be extended by the Adviser for additional one-year terms. For the year ended September 30, 2017, there was no such reimbursement.

During the year ended September 30, 2017, the Adviser reimbursed the Diversified Municipal Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio Portfolios $1,199, $5,699 and $3,839, respectively, for trading losses incurred due to trade entry errors. During the year ended September 30, 2017 and September 30, 2016, the Adviser reimbursed the Emerging Markets Portfolio, $52,505 and $216, respectively, for trading losses incurred due to trade entry errors.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio except the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio to the Adviser for services is 0.10 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month, and the fee paid by the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio for services is 0.25 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month.

Under a Transfer Agency Agreement between the Sanford C. Bernstein Fund, Inc., on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly owned subsidiary of

64	Sanford C. Bernstein Fund, Inc.

the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the year ended September 30, 2017, the compensation retained by ABIS amounted to: International Portfolio, $45,105; Tax-Managed International Portfolio, $72,262; Emerging Markets Portfolio, $27,448; New York Municipal Portfolio, $27,568; California Municipal Portfolio, $18,083; Diversified Municipal Portfolio, $371,049; and Short Duration Plus Portfolio, $17,748.

The Adviser has agreed to bear the costs of transfer agency fees for Classes A, B and C and printing fees for Classes A, B, C and Z of the International and Tax-Managed International Portfolios. For the year ended September 30, 2017, such waivers amounted to $42,389 and $8,202, respectively.

C.	Distribution Arrangements—the Funds Except the Retail Classes

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the SCB Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Retail Classes of the International Portfolio, the Tax-Managed International Portfolio, the Intermediate Municipal Portfolios, and the Short Duration Plus Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30 of 1% of the Class A Shares, and 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of 0.25 of 1% of Class A shares’ average daily net assets. With respect to the Short Duration Plus Portfolio, the Distributor voluntarily reduced distribution service fees of Class A Shares to 0.20 of 1% of the average daily net assets for the period of April 1, 2015 to June 30, 2015 and further voluntarily reduced fees to zero for the period of July 1, 2015 to October 31, 2015. Effective April 1, 2012, the Distributor voluntarily agreed to waive 0.55 of 1% to limit fees for Short Duration Plus Portfolio to 0.45 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. The fees are accrued daily and paid monthly. For the year ended September 30, 2017, such waiver amounted to $45,994. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Retail Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

	PORTFOLIO
	INTERNATIONAL	TAX-MANAGED INTERNATIONAL	NEW YORK MUNICIPAL	CALIFORNIA MUNICIPAL	DIVERSIFIED MUNICIPAL	SHORT DURATION PLUS
Class B	$196,306	$225,638	$743,251	$507,022	$455,544	$14,216
Class C	1,463,077	1,237,418	2,363,922	1,319,396	3,163,386	1,023,768

There are no distribution and servicing fees on the Advisor Class Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E.	Other Transactions with Affiliates

Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Effective October 1, 2009, the Intermediate Municipal Portfolios Class A shares were sold with a reduced

2017 Annual Report	65

Notes to Financial Statements (continued)

front-end sales charge of up to 3.00% for purchases up to $500,000; purchases of $500,000 or more will not be subject to a sales charge. With respect to purchases of $1,000,000 or more ($500,000 or more with respect to the Intermediate Municipal Portfolios effective October 1, 2009), Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B Shares of the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Class B Shares of the International Portfolio and the Tax-Managed International Portfolio are currently sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Effective October 4, 2016, sales of Class B shares of California Municipal Portfolio to new and existing investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase for the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio, and eight years after the end of the calendar month of purchase for the International Portfolio and the Tax-Managed International Portfolio.

Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. and 0% after the first year of purchase.

AllianceBernstein Investments, Inc. has advised the Fund, that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C Shares for the year ended September 30, 2017, as follows:

	FRONT-END SALES CHARGES CLASS A	CONTINGENT DEFERRED SALES CHARGES
PORTFOLIO		CLASS A	CLASS C
International	$81	$16	$121
Tax-Managed International	0	0	0
New York Municipal	0	4,240	4,342
California Municipal	0	17,535	1,394
Diversified Municipal	56	35,725	7,896
Short Duration Plus	114	52	326

The Portfolios may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended September 30, 2017, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

PORTFOLIO	PURCHASES	SALES	REALIZED GAIN (LOSS)
International	$52,454,206	$0	$0
Tax-Managed International	43,488,227	69,465,335	8,949,093
Emerging Markets	1,199,532	0	0

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the year ended September 30, 2017 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
International	$1,655,865	$0	$0
Tax-Managed International	3,822,880	0	0
Emerging Markets	2,013,914	0	0
Short Duration Plus	6,246	0	0
Intermediate Duration	131,491	0	0

66	Sanford C. Bernstein Fund, Inc.

There were no brokerage commissions paid by Short Duration Diversified Municipal, New York Municipal, California Municipal and Diversified Municipal for the year ended September 30, 2017.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2017, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
International	$1,230,848,780	$0	$1,360,966,994	$0
Tax-Managed International	2,732,056,283	0	3,239,601,434	0
Emerging Markets	855,364,774	0	954,338,666	0
Short Duration Diversified Municipal	97,995,914	0	68,461,951	0
New York Municipal	338,338,629	133,344,905	269,296,833	133,029,632
California Municipal	196,016,183	87,406,584	135,428,769	76,561,231
Diversified Municipal	1,326,007,768	514,175,257	1,092,742,508	508,178,350
Short Duration Plus	24,272,199	164,920,684	35,818,715	127,462,404
Intermediate Duration	588,525,147	6,719,221,478	820,390,365	6,487,303,962

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		GROSS UNREALIZED		NET UNREALIZED APPRECIATION (DEPRECIATION)
PORTFOLIO	COST	APPRECIATION	(DEPRECIATION)
International Portfolio	$1,393,341,052	$264,175,476	$(32,924,328)	$231,251,148
Tax Managed International Portfolio	3,173,337,010	555,430,281	(99,286,080)	456,144,201
Emerging Markets Portfolio	1,220,582,714	302,171,074	(42,161,917)	260,009,157
Short Duration Diversified Municipal Portfolio	206,682,419	478,445	(914,893)	(436,448)
New York Municipal Portfolio	1,743,493,938	63,843,207	(4,275,156)	59,568,051
California Municipal Portfolio	1,211,072,590	41,851,029	(1,258,210)	40,592,819
Diversified Municipal Portfolio	6,700,121,513	223,257,505	(16,358,650)	206,898,855
Short Duration Plus Portfolio	261,420,532	480,851	(1,170,582)	(689,731)
Intermediate Duration Portfolio	3,681,505,615	74,454,364	(21,053,711)	53,400,653

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolios bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

2017 Annual Report	67

Notes to Financial Statements (continued)

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2017, the International Portfolio and Tax-Managed International Portfolio held futures for hedging purposes. During the year ended September 30, 2017, the Emerging Markets Portfolio held futures for non-hedging purposes. During the year ended September 30, 2017, the Short Duration Plus Portfolio and Intermediate Duration Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Non-U.S. stock portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2017, the International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Intermediate Duration Portfolio held forward currency exchange contracts for hedging and non-hedging purposes. During the year ended September 30, 2017, the Short Duration Plus Portfolio held forward currency exchange contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges

68	Sanford C. Bernstein Fund, Inc.

and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolios were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolios. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When a Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolios have realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolios. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolios could result in the Portfolios selling or buying a security or currency at a price different from the current market value.

A Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended September 30, 2017, the Intermediate Duration Portfolio held purchased options for hedging purposes. During the year ended September 30, 2017, the Intermediate Duration Portfolio held written options for hedging purposes. During the year ended September 30, 2017, the Short Duration Plus Portfolio and Intermediate Duration Portfolio held written swaptions for hedging purposes.

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolios, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolios and the counterparty and by the posting of collateral by the counterparty to the Portfolios to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolios accrue for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on

2017 Annual Report	69

Notes to Financial Statements (continued)

swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received in connection with credit default swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, the Portfolios deposit and maintain as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fixed-Income Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2017, the Short Duration Diversified Municipal Portfolio, New York Municipal Portfolio, California Municipal Portfolio and Diversified Municipal Portfolio held interest rate swaps for hedging purposes. During the year ended September 30, 2017, the Intermediate Duration Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended September 30, 2017, the Short Duration Diversified Municipal Portfolio, New York Municipal Portfolio, California Municipal Portfolio and Diversified Municipal Portfolio held inflation (CPI) swaps for hedging purposes.

70	Sanford C. Bernstein Fund, Inc.

Credit Default Swaps:

The Fixed-Income Portfolios may enter into credit default swaps for multiple reasons, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolios, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolios may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolios receive/(pay) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolios will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolios for the same reference obligation with the same counterparty. As of September 30, 2017, none of the Portfolios had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If a Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If a Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2017, the Short Duration Plus Portfolio and Intermediate Duration Portfolio held credit default swaps for hedging and non-hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default with an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

2017 Annual Report	71

Notes to Financial Statements (continued)

During the year ended September 30, 2017, the Portfolios had entered into the following derivatives:

INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Equity contracts	Receivable/Payable for variation margin on futures	$31,144	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	5,842,132		Unrealized depreciation on forward currency exchange contracts	$5,042,747
Total		$5,873,276			$5,042,747

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,119,768	$(25,565)
Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(4,167,509)	1,167,180
Total		$(3,047,741)	$1,141,615

TAX-MANAGED INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Equity contracts	Receivable/Payable for variation margin on futures	$44,331	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	25,780,118		Unrealized depreciation on forward currency exchange contracts	$17,133,275
Total		$25,824,449			$17,133,275

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

72	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$2,183,671	$(45,526)
Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(22,398,180)	11,996,871
Total		$(20,214,509)	$11,951,345

EMERGING MARKETS PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$2,094,842	Unrealized depreciation on forward currency exchange contracts	$2,052,540
Total		$2,094,842		$2,052,540

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$188,222
Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	194,150	$42,302
Total		$382,372	$42,302

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$123,989	$(67,206)
Total		$123,989	$(67,206)

2017 Annual Report	73

Notes to Financial Statements (continued)

NEW YORK MUNICIPAL PORTFOLIO
DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$2,041,027	$(560,070)
Total		$2,041,027	$(560,070)

CALIFORNIA MUNICIPAL PORTFOLIO
DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$1,698,906	$(577,906)
Total		$1,698,906	$(577,906)

DIVERSIFIED MUNICIPAL PORTFOLIO
DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$5,805,198	(2,883,856)
Total		$5,805,198	$(2,883,856)

SHORT DURATION PLUS PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on futures	$15,139	*	Receivable/Payable for variation margin on futures	$211,717	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	207,725
Credit contracts				Unrealized depreciation on credit default swaps	332,033
Total		$222,864			$543,750

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

74	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(494,483)	$(182,904)
Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	1,288,111	760,456
Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	17,890	0
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	125,842	(306,549)
Total		$937,360	$271,003

INTERMEDIATE DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on futures	$1,057,530	*	Receivable/Payable for variation margin on futures	$5,745,347	*
Interest rate contracts	Receivable/Payable for variation margin on exchange traded swaps	4,648,186	*	Receivable/Payable for variation margin on exchange traded swaps	28,457	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	3,541,832		Unrealized depreciation on forward currency exchange contracts	1,628,142
Credit contracts				Unrealized depreciation on credit default swaps	5,145,049
Total		$9,247,548			$12,546,995

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

2017 Annual Report	75

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(23,859,065)	$(3,054,546)
Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	4,396,247	8,816,745
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(548,321)	0
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(385,600)	316,338
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	134,400	(127,975)
Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	415,353	0
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	8,994,338	(2,080,731)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(481,033)	(3,918,064)
Total		$(11,333,681)	$(48,233)

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended September 30, 2017

INTERNATIONAL PORTFOLIO
Futures:
Average original value of buy contracts	$5,722,188	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$363,709,895
Average principal amount of sale contracts	$338,343,327

(a)	Positions were open for ten months during the year.

76	Sanford C. Bernstein Fund, Inc.

TAX-MANAGED INTERNATIONAL PORTFOLIO
Futures:
Average original value of buy contracts	$11,658,568	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$953,318,206
Average principal amount of sale contracts	$882,548,547

(a)	Positions were open for nine months during the year.

EMERGING MARKETS PORTFOLIO
Futures:
Average original value of buy contracts	$20,437,055	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$186,209,321	(b)
Average principal amount of sale contracts	$191,856,203	(b)

(a)	Positions were open for less than one month during the year.

(b)	Positions were open for five months during the year.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
Interest Rate Swaps:
Average notional amount	$1,300,000	(a)

Inflation Swaps:
Average notional amount	$2,975,000	(b)

(a)	Positions were open for six months during the year.

(b)	Positions were open for one month during the year.

NEW YORK MUNICIPAL PORTFOLIO
Interest Rate Swaps:
Average notional amount	$51,028,571	(a)

Inflation Swaps:
Average notional amount	$35,955,000	(b)

(a)	Positions were open for six months during the year.

(b)	Positions were open for one month during the year.

CALIFORNIA MUNICIPAL PORTFOLIO
Interest Rate Swaps:
Average notional amount	$24,300,000	(a)

Inflation Swaps:
Average notional amount	$24,710,000	(b)

(a)	Positions were open for five months during the year.

(b)	Positions were open for one month during the year.

2017 Annual Report	77

Notes to Financial Statements (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO
Interest Rate Swaps:
Average notional amount	$102,857,143	(a)

Inflation Swaps:
Average notional amount	$139,100,000	(b)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$163,500,000	(c)

(a)	Positions were open for six months during the year.

(b)	Positions were open for one month during the year.

(c)	Positions were open for three months during the year.

SHORT DURATION PLUS PORTFOLIO
Futures:
Average original value of buy contracts	$109,512,923
Average original value of sale contracts	$2,647,317

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$5,259,602	(a)
Average principal amount of sale contracts	$23,757,947

Written Swaptions:
Average notional amount	$20,440,000	(b)

Credit Default Swaps:
Average notional amount of buy contracts	$2,415,250	(c)
Average notional amount of sale contracts	$4,196,846

(a)	Positions were open for three months during the year.

(b)	Positions were open for two months during the year.

(c)	Positions were open for four months during the year.

INTERMEDIATE DURATION PORTFOLIO
Futures:
Average original value of buy contracts	$924,317,013
Average original value of sale contracts	$210,739,862	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$128,614,049
Average principal amount of sale contracts	$464,254,304

Purchased Options:
Average monthly cost	$324,147	(b)

Written Options:
Average notional amount	$16,000	(c)

Written Swaptions:
Average notional amount	$157,163,333	(d)

78	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO

Interest Rate Swaps:
Average notional amount	$61,529,570	(e)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$836,681,472

Credit Default Swaps:
Average notional amount of buy contracts	$29,089,538
Average notional amount of sale contracts	$66,844,769

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$117,960,000	(e)

(a)	Positions were open for eight months during the year.

(b)	Positions were open for four months during the year.

(c)	Positions were open for less than one month during the year.

(d)	Positions were open for three months during the year.

(e)	Positions were open for five months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at year end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under Master Agreements and net of the related collateral received/pledged by the Portfolios as of September 30, 2017.

INTERNATIONAL PORTFOLIO

Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the tables. At September 30, 2017, the total derivative assets and liabilities not subject to netting arrangements were $31,144 and $0, respectively.

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Bank of America, NA	$38,927	$0	$0	$0	$38,927
Barclays Bank PLC	801,285	(801,285)	0	0	0
Citibank, NA	554,054	(49,234)	0	0	504,820
Credit Suisse International	581,386	(581,386)	0	0	0
Deutsche Bank AG	479,331	(303,320)	0	0	176,011
Royal Bank of Scotland PLC	328,811	(328,811)	0	0	0
Standard Chartered Bank	1,988,613	(571,757)	(1,416,856)	0	0
State Street Bank & Trust Co.	50,264	(50,264)	0	0	0
UBS AG	1,019,461	0	0	0	1,019,461

Total	$5,842,132	$(2,686,057)	$(1,416,856)	$0	$1,739,219	^

2017 Annual Report	79

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Barclays Bank PLC	$1,363,792	$(801,285)	$0	$0	$562,507
BNP Paribas SA	52,102	0	0	0	52,102
Citibank, NA	49,234	(49,234)	0	0	0
Credit Suisse International	737,133	(581,386)	0	0	155,747
Deutsche Bank AG	303,320	(303,320)	0	0	0
Goldman Sachs Bank USA	1,073,146	0	0	0	1,073,146
Royal Bank of Scotland PLC	455,822	(328,811)	0	0	127,011
Standard Chartered Bank	571,757	(571,757)	0	0	0
State Street Bank & Trust Co.	436,441	(50,264)	0	0	386,177

Total	$5,042,747	$(2,686,057)	$0	$0	$2,356,690	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-MANAGED INTERNATIONAL PORTFOLIO

Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the tables. At September 30, 2017, the total derivative assets and liabilities not subject to netting arrangements were $44,331 and $0, respectively.

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Bank of America, NA	$11,767,712	$(571,390)	$0	$0	$11,196,322
Barclays Bank PLC	1,623,098	(1,623,098)	0	0	0
BNP Paribas SA	1,620,383	(303,334)	(1,271,000)	0	46,049
Citibank, NA	2,304,152	(2,304,152)	0	0	0
Credit Suisse International	992,959	(992,959)	0	0	0
Deutsche Bank AG	2,145,296	(118,411)	0	0	2,026,885
Goldman Sachs Bank USA	13,690	0	0	0	13,690
HSBC Bank USA	624,810	(46,604)	0	0	578,206
JPMorgan Chase Bank, NA	1,140,282	(1,140,282)	0	0	0
Morgan Stanley & Co., Inc.	1,128,982	0	0	0	1,128,982
Royal Bank of Scotland PLC	837,864	(121,491)	0	0	716,373
Standard Chartered Bank	741,436	0	0	0	741,436
State Street Bank & Trust Co.	552,819	(13,727)	0	0	539,092
UBS AG	286,635	(286,635)	0	0	0

Total	$25,780,118	$(7,522,083)	$(1,271,000)	$0	$16,987,035	^

80	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Bank of America, NA	$571,390	$(571,390)	$0	$0	$0
Barclays Bank PLC	6,704,543	(1,623,098)	(4,456,000)	0	625,445
BNP Paribas SA	303,334	(303,334)	0	0	0
Citibank, NA	5,004,947	(2,304,152)	(80,000)	0	2,620,795
Credit Suisse International	1,690,151	(992,959)	0	0	697,192
Deutsche Bank AG	118,411	(118,411)	0	0	0
HSBC Bank USA	46,604	(46,604)	0	0	0
JPMorgan Chase Bank, NA	1,375,759	(1,140,282)	(235,477)	0	0
Royal Bank of Scotland PLC	121,491	(121,491)	0	0	0
State Street Bank & Trust Co.	13,727	(13,727)	0	0	0
UBS AG	1,182,918	(286,635)	0	0	896,283

Total	$17,133,275	$(7,522,083)	$(4,771,477)	$0	$4,839,715	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

EMERGING MARKETS PORTFOLIO

At September 30, 2017, all derivatives were subject to netting arrangements.

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Bank of America, NA	$39,648	$0	$0	$0	$39,648
Barclays Bank PLC	1,082,565	(125,640)	(956,925)	0	0
BNP Paribas SA	12,903	0	0	0	12,903
Citibank, NA	484,722	(484,722)	0	0	0
Credit Suisse International	5,832	(5,832)	0	0	0
HSBC Bank USA	142,924	(3,336)	0	0	139,588
JPMorgan Chase Bank, NA	200,351	(200,351)	0	0	0
Royal Bank of Scotland PLC	121,154	0	0	0	121,154
State Street Bank & Trust Co.	4,743	0	0	0	4,743

Total	$2,094,842	$(819,881)	$(956,925)	$0	$318,036	^

2017 Annual Report	81

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Barclays Bank PLC	$125,640	$(125,640)	$0	$0	$0
Citibank, NA	1,231,190	(484,722)	0	0	746,468
Credit Suisse International	5,929	(5,832)	0	0	97
HSBC Bank USA	3,336	(3,336)	0	0	0
JPMorgan Chase Bank, NA	686,445	(200,351)	0	0	486,094

Total	$2,052,540	$(819,881)	$0	$0	$1,232,659	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

SHORT DURATION PLUS PORTFOLIO

Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the tables. At September 30, 2017, the total derivative assets and liabilities not subject to netting arrangements were $15,139 and $211,717, respectively.

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Barclays Bank PLC	$207,725	$0	$0	$0	$207,725
Citigroup Global Markets, Inc.	123	0	0	0	123
Credit Suisse International	2,216	(2,216)	0	0	0
Deutsche Bank AG	1,485	(1,485)	0	0	0

Total	$211,549	$(3,701)	$0	$0	$207,848	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Credit Suisse International	$424,591	$(2,216)	$0	$(264,317)	$158,058
Deutsche Bank AG	189,491	(1,485)	0	0	188,006

Total	$614,082	$(3,701)	$0	$(264,317)	$346,064	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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INTERMEDIATE DURATION PORTFOLIO

Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the tables. At September 30, 2017, the total derivative assets and liabilities not subject to netting arrangements were $5,705,716 and $5,773,804, respectively.

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Bank of America, NA	$255,788	$(29,252)	$0	$0	$226,536
Barclays Bank PLC	2,489,266	0	0	0	2,489,266
BNP Paribas SA	91,941	(8,204)	0	0	83,737
Citigroup Global Markets, Inc.	295	(295)	0	0	0
Credit Suisse International	289,643	(289,643)	0	0	0
Deutsche Bank AG	339,572	(339,572)	0	0	0
Goldman Sachs Bank USA/Goldman Sachs International	36,428	(36,428)	0	0	0
Morgan Stanley Capital Services LLC	12,620	(12,620)	0	0	0
Standard Chartered Bank	90,417	(90,417)	0	0	0
State Street Bank & Trust Co.	32,076	(32,076)	0	0	0

Total	$3,638,046	$(838,507)	$0	$0	$2,799,539	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Bank of America, NA	$29,252	$(29,252)	$0	$0	$0
BNP Paribas SA	8,204	(8,204)	0	0	0
Citibank, NA	1,246,195	0	0	(865,502)	380,693
Citigroup Global Markets, Inc.	578,609	(295)	0	(415,866)	162,448
Credit Suisse International	4,378,569	(289,643)	0	(4,088,926)	0
Deutsche Bank AG	3,795,751	(339,572)	0	(3,456,179)	0
Goldman Sachs International	1,518,101	(36,428)	0	(1,481,673)	0
JPMorgan Chase Bank, NA	239,372	0	0	0	239,372
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	419,055	(12,620)	0	(252,230)	154,205
Royal Bank of Scotland PLC	411,881	0	0	0	411,881
Standard Chartered Bank	282,623	(90,417)	0	0	192,206
State Street Bank & Trust Co.	32,097	(32,076)	0	0	21

Total	$12,939,709	$(838,507)	$0	$(10,560,376)	$1,540,826	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2017 Annual Report	83

Notes to Financial Statements (continued)

C.	Currency Transactions

The International, Tax-Managed International, Emerging Markets, Short Duration Plus and Intermediate Duration Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA and Dollar Rolls

The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Short Duration Plus Portfolio and the Intermediate Duration Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolios of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended September 30, 2017, Intermediate Duration Portfolio earned drop income of $5,869,569, which is included in interest income in the accompanying statement of operations.

E.	Reverse Repurchase Agreements

The Intermediate Duration Portfolio may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended September 30, 2017, the average amount of reverse repurchase agreements outstanding for the Intermediate Duration Portfolio was $1,600,283 and the daily weighted average annualized interest rate was (0.79)%. During the period, the Intermediate Duration Portfolio received net interest payment from counterparties.

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NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2017 and September 30, 2016 were as follows:

PORTFOLIO	2017	2016
International
Distributions paid from:
Ordinary income	$25,878,355	$21,802,390

Total distributions paid	$25,878,355	$21,802,390

Tax-Managed International
Distributions paid from:
Ordinary income	$61,728,815	$55,480,983

Total distributions paid	$61,728,815	$55,480,983

Emerging Markets
Distributions paid from:
Ordinary income	$7,757,991	$7,737,820
Long-term capital gains	0	20,157,829

Total distributions paid	$7,757,991	$27,895,649

Short Duration Diversified Municipal
Distributions paid from:
Ordinary income	$125,956	$57,406
Long-term capital gains	0	140,585

Total taxable distributions	125,956	197,991
Tax exempt distributions	861,368	715,751

Total distributions paid	$987,324	$913,742

New York Municipal
Distributions paid from:
Ordinary income	$1,619,735	$588,980
Long-term capital gains	0	0

Total taxable distributions	1,619,735	588,980
Tax exempt distributions	35,187,802	37,012,114

Total distributions paid	$36,807,537	$37,601,094

California Municipal
Distributions paid from:
Ordinary income	$1,112,617	$412,433
Long-term capital gains	0	0

Total taxable distributions	1,112,617	412,433
Tax exempt distributions	24,389,074	24,154,507

Total distributions paid	$25,501,691	$24,566,940

2017 Annual Report	85

Notes to Financial Statements (continued)

PORTFOLIO	2017	2016
Diversified Municipal
Distributions paid from:
Ordinary income	$6,527,462	$3,460,879
Long-term capital gains	0	0

Total taxable distributions	6,527,462	3,460,879
Tax exempt distributions	129,890,739	127,335,748

Total distributions paid	$136,418,201	$130,796,627

Short Duration Plus
Distributions paid from:
Ordinary income	$2,688,998	$2,655,169

Total distributions paid	$2,688,998	$2,655,169

Intermediate Duration
Distributions paid from:
Ordinary income	$101,163,132	$121,745,198
Long-term capital gains	21,211,135	30,658,611

Total distributions paid	$122,374,267	$152,403,809

As of September 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES (b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
International	$18,659,329	$0	$(910,864,476)	$230,709,002	$(661,496,145)
Tax-Managed International	$49,829,843	$0	$(1,697,877,316)	$454,939,401	$(1,193,108,072)
Emerging Markets	$8,805,806	$0	$(15,680,918)	$256,420,814	$249,545,702
Short Duration Diversified Municipal	$49,880	$0	$(293,394)	$(436,448)	$(679,962)
New York Municipal	$987,475	$0	$(19,100,452)	$59,568,051	$41,455,074
California Municipal	$525,441	$0	$(19,384,772)	$40,592,819	$21,733,488
Diversified Municipal	$3,217,667	$0	$(46,710,133)	$206,898,855	$163,406,389
Short Duration Plus	$498,791	$0	$(14,608,104)	$(690,389)	$(14,799,702)
Intermediate Duration	$0	$0	$(10,037,794)	$53,335,770	$43,297,976

(a)	Includes tax exempt income as shown below:

Short Duration Diversified Municipal	49,880
New York Municipal	987,475
California Municipal	525,441
Diversified Municipal	3,217,667

(b)

As of September 30, 2017 certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended September 30, 2017 International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio utilized capital loss carryforwards of $99,746,296, $325,858,055, and $126,444,947 respectively, to offset current year net realized gains. Additionally, International Portfolio and Short Duration Plus Portfolio had $41,457,938 and $5,807,512 respectively, of capital loss carryforwards expire during the fiscal year. As of September 30, 2017 Short Duration Plus Portfolio and Intermediate Duration Portfolio deferred $1,088 and

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$379,091 in straddle losses. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. In this regard Short Duration Diversified Municipal Portfolio elected to defer $293,394 of post-October capital losses. These losses are deemed to arise on October 1, 2017. As of September 30, 2017, Intermediate Duration Portfolio had a qualified late-year ordinary loss deferral of 1,117,276, which is deemed to arise on October 1, 2017.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

(d)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to foreign capital gains tax exposure on Peruvian securities, the tax treatment of interest on defaulted securities and dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2017, the following Portfolios had net capital loss carryforwards which will expire as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
International	$910,864,476	n/a	2018
Tax-Managed International	1,697,877,316	n/a	2018
Emerging Markets	n/a	15,680,918	No expiration
New York Municipal	2,260,090	16,840,362	No expiration
California Municipal	2,406,179	n/a	2019
California Municipal	802,943	16,175,650	No expiration
Diversified Municipal	5,545,006	41,165,127	No expiration
Short Duration Plus	1,960,592	n/a	2018
Short Duration Plus	2,061,764	n/a	2019
Short Duration Plus	4,089,301	6,495,359	No expiration
Intermediate Duration Portfolio	8,541,427	n/a	No expiration

NOTE 5.	Risks Involved in Investing in the Portfolios

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. A Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a Portfolio that invests largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or

2017 Annual Report	87

Notes to Financial Statements (continued)

fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed- income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Municipal Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, been down-graded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. The New York Municipal Portfolio and California Municipal Portfolio invest primarily in securities issued by the State of New York and California, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities. With the financial services sector contributing over one-fifth of New York State’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets such as occurred in 2008-2009. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. In addition, recent proposals in Congress regarding tax reform could have a material impact on the value of municipal securities. Changes in tax rates or the treatment of income from municipal securities, among other things, and could negatively affect the municipal securities markets.

The Portfolios may invest in the municipal securities of Puerto Rico and other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn in the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The New York Municipal and California Municipal Portfolios are not “diversified.” This means the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total- return basis. In addition, these securities may have limited liquidity in the secondary market.

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Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging Markets Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets. These risks are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

2017 Annual Report	89

Notes to Financial Statements (continued)

Management Risk—The Portfolios are subject to management risk because they are an actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Market Risk—The Portfolios are subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have on adverse impact on various securities market. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

90	Sanford C. Bernstein Fund, Inc.

Tax Risk—There is no guarantee that the income on a Municipal Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The U.S. Congress is currently considering changes to U.S. federal tax law that may have a negative impact on certain types of municipal securities, such as private activity bonds, or may otherwise make investments in municipal bonds less attractive.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Lower-Rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund—Although the Short Duration Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk a of decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

Portfolio Turnover Risk—The Intermediate Duration Portfolio’s investment strategies may result in high portfolio turnover. The Portfolio generally buys portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolio may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates or for other reasons. This trading may increase the Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolio and its shareholders.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

2017 Annual Report	91

Notes to Financial Statements (continued)

NOTE 6.	Capital-Share Transactions

The Fund has authorized 15.5 billion shares of common stock, par value $0.001 per share, of which 11.2 billion shares are allocated to the SCB Portfolios. The allocation is as follows:

	ALLOCATION OF SHARES (IN MILLIONS)
PORTFOLIO	BERNSTEIN CLASS SHARES	RETAIL CLASS A SHARES	RETAIL CLASS B SHARES	RETAIL CLASS C SHARES	RETAIL ADVISOR CLASS SHARES	RETAIL CLASS R SHARES	RETAIL CLASS Z SHARES	RETAIL CLASS T SHARES	TOTAL
International	600	200	200	200	0	200	300	0	1,700
Tax-Managed International	600	200	200	200	0	0	300	0	1,500
Emerging Markets	200	0	0	0	0	0	300	0	500
Short Duration Diversified Municipal	100	0	0	0	0	0	0	0	100
New York Municipal	400	200	200	200	200	0	0	300	1,500
California Municipal	200	200	200	200	200	0	0	300	1,300
Diversified Municipal	800	400	400	400	400	0	0	300	2,700
Short Duration Plus	200	200	200	200	0	200	0	300	1,300
Intermediate Duration	600	0	0	0	0	0	0	0	600

Share transactions for each Portfolio for the years ended September 30, 2017 and September 30, 2016, were as follows:

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
International Class Shares
Shares sold	7,483,074	15,896,122	$118,954,332	$239,649,617
Shares issued to shareholders on reinvestment of dividends	1,336,312	1,258,373	19,911,064	19,177,587
Shares redeemed	(22,063,768)	(30,023,993)	(363,680,486)	(447,809,367)

Net decrease	(13,244,382)	(12,869,498)	$(224,815,090)	$(188,982,163)

Class A Shares
Shares sold	1,062,230	23,388	$17,941,202	$348,057
Shares issued to shareholders on reinvestment of dividends	3,967	3,916	58,191	58,779
Shares converted from Class B	719	2,196	10,961	32,120
Shares converted from Class C	44,838	0	730,037	0
Shares redeemed	(95,430)	(67,262)	(1,518,459)	(1,003,076)

Net increase (decrease)	1,016,324	(37,762)	$17,221,932	$(564,120)

92	Sanford C. Bernstein Fund, Inc.

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Class B Shares
Shares sold	317	0	$4,672	$0
Shares issued to shareholders on reinvestment of dividends	9	0 (a)	133	8
Shares converted to Class A	(705)	(2,167)	(10,961)	(32,120)
Shares redeemed	(590)	(217)	(9,392)	(3,265)

Net decrease	(969)	(2,384)	$(15,548)	$(35,377)

Class C Shares
Shares sold	14,393	18,198	$234,350	$271,152
Shares issued to shareholders on reinvestment of dividends	782	718	11,542	10,830
Shares converted to Class A	(44,702)	0	(730,037)	0
Shares redeemed	(22,278)	(40,975)	(341,744)	(602,784)

Net decrease	(51,805)	(22,059)	$(825,889)	$(320,802)

Class Z Shares (b)
Shares sold	8,699,691	10,357,615	$149,721,680	$145,110,003
Shares issued to shareholders on reinvestment of dividends	215,963	0	3,168,172	0
Shares redeemed	(1,798,353)	0	(31,071,324)	0

Net increase	7,117,301	10,357,615	$121,818,528	$145,110,003

(a)	Share amount is less than one full share.

(b)	Commenced distribution on January 15, 2016.

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Tax-Managed International Class Shares
Shares sold	15,801,467	28,885,234	$254,717,530	$436,196,940
Shares issued to shareholders on reinvestment of dividends	2,930,958	2,843,568	43,876,449	43,506,600
Shares redeemed	(43,277,193)	(67,948,807)	(720,956,205)	(1,006,182,713)

Net decrease	(24,544,768)	(36,220,005)	$(422,362,226)	$(526,479,173)

2017 Annual Report	93

Notes to Financial Statements (continued)

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Class A Shares
Shares sold	4,449	5,523	$69,658	$82,440
Shares issued to shareholders on reinvestment of dividends	1,738	1,385	25,631	20,881
Shares converted from Class B	0 (a)	806	1	12,127
Shares converted from Class C	11,040	0	180,190	0
Shares redeemed	(9,567)	(7,154)	(154,008)	(106,668)

Net increase	7,660	560	$121,472	$8,780

Class B Shares
Shares issued to shareholders on reinvestment of dividends	3	0	$45	$0
Shares converted to Class A	0 (a)	(806)	(1)	(12,127)
Shares redeemed	(1)	0 (a)	(20)	(3)

Net increase (decrease)	2	(806)	$24	$(12,130)

Class C Shares
Shares sold	382	0	$5,572	$0
Shares issued to shareholders on reinvestment of dividends	128	160	1,895	2,424
Shares converted to Class A	(11,007)	0	(180,190)	0
Shares redeemed	(1,650)	(6,675)	(26,578)	(98,851)

Net decrease	(12,147)	(6,515)	$(199,301)	$(96,427)

Class Z Shares (b)
Shares sold	4,508,015	21,691,645	$77,808,338	$305,852,003
Shares issued to shareholders on reinvestment of dividends	457,642	0	6,750,215	0
Shares redeemed	(3,825,356)	0	(66,061,470)	0

Net increase	1,140,301	21,691,645	$18,497,083	$305,852,003

(a)	Share amount is less than one full share.

(b)	Commenced distribution on January 15, 2016.

94	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Emerging Markets Class Shares
Shares sold	6,567,500	8,416,307	$177,786,348	$191,455,492
Shares issued to shareholders on reinvestment of dividends and distributions	195,234	1,160,022	4,908,179	26,262,900
Shares redeemed	(11,275,164)	(12,002,061)	(311,572,502)	(274,964,018)

Net decrease	(4,512,430)	(2,425,732)	$(128,877,975)	$(57,245,626)

Class Z Shares (a)
Shares sold	1,850,969	4,671,856	$56,880,253	$98,996,003
Shares issued to shareholders on reinvestment of dividends and distributions	41,306	0	1,038,442	0
Shares redeemed	(885,752)	0	(27,260,670)	0

Net increase	1,006,523	4,671,856	$30,658,025	$98,996,003

(a) Commenced distribution on January 15, 2016.

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Shares sold	11,807,092	5,258,500	$148,607,589	$66,277,158
Shares issued to shareholders on reinvestment of dividends and distributions	64,537	62,649	811,755	789,127
Shares redeemed	(7,519,438)	(8,593,741)	(94,518,424)	(108,276,394)

Net increase (decrease)	4,352,191	(3,272,592)	$54,900,920	$(41,210,109)

2017 Annual Report	95

Notes to Financial Statements (continued)

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Municipal Class Shares
Shares sold	19,091,535	17,677,991	$267,503,221	$252,494,375
Shares issued to shareholders on reinvestment of dividends and distributions	1,873,246	1,861,604	26,272,260	26,572,160
Shares redeemed	(16,463,233)	(13,206,489)	(230,874,702)	(188,605,560)

Net increase	4,501,548	6,333,106	$62,900,779	$90,460,975

Class A Shares
Shares sold	2,035,461	2,479,418	$28,533,394	$35,344,202
Shares issued to shareholders on reinvestment of dividends and distributions	145,234	179,724	2,035,945	2,564,308
Shares converted from Class B	937	764	13,389	10,873
Shares converted from Class C	278,265	0	3,901,274	0
Shares redeemed	(5,079,985)	(3,279,359)	(71,109,393)	(46,696,588)

Net decrease	(2,620,088)	(619,453)	$(36,625,391)	$(8,777,205)

Class B Shares
Shares sold	115	0	$1,626	$0
Shares issued to shareholders on reinvestment of dividends and distributions	2	15	24	214
Shares converted to Class A	(938)	(765)	(13,389)	(10,873)
Shares redeemed	0	0 (a)	0	(15)

Net decrease	(821)	(750)	$(11,739)	$(10,674)

Class C Shares
Shares sold	318,936	584,599	$4,452,161	$8,347,471
Shares issued to shareholders on reinvestment of dividends and distributions	31,105	40,226	435,980	573,861
Shares converted to Class A	(278,265)	0	(3,901,274)	0
Shares redeemed	(995,117)	(805,052)	(13,921,339)	(11,503,952)

Net decrease	(923,341)	(180,227)	$(12,934,472)	$(2,582,620)

96	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Advisor Class Shares (b)
Shares sold	2,507,684	225,620	$35,100,995	$3,230,926
Shares issued to shareholders on reinvestment of dividends and distributions	17,539	0	245,959	0
Shares redeemed	(882,851)	(490)	(12,298,859)	(7,015)

Net increase	1,642,372	225,130	$23,048,095	$3,223,911

(a)	Share amount is less than one full share.

(b)	Commenced distribution on July 25, 2016.

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Municipal Class Shares
Shares sold	14,133,796	13,575,919	$202,035,648	$197,583,765
Shares issued to shareholders on reinvestment of dividends	1,314,669	1,244,235	18,770,778	18,101,761
Shares redeemed	(11,849,010)	(10,093,020)	(169,177,542)	(146,868,857)

Net increase	3,599,455	4,727,134	$51,628,884	$68,816,669

Class A Shares
Shares sold	3,145,839	2,523,327	$44,748,351	$36,648,566
Shares issued to shareholders on reinvestment of dividends	66,438	73,059	948,442	1,063,018
Shares converted from Class B	0	98	0	1,418
Shares converted from Class C	317,574	0	4,532,026	0
Shares redeemed	(4,032,757)	(2,677,244)	(57,250,056)	(38,847,860)

Net decrease	(502,906)	(80,760)	$(7,021,237)	$(1,134,858)

Class B Shares (a)
Shares issued to shareholders on reinvestment of dividends	0	1	0	$4
Shares converted to Class A	0	(98)	0	(1,418)
Shares redeemed	0	(59)	0	(851)

Net increase (decrease)	0	(156)	0	$(2,265)

2017 Annual Report	97

Notes to Financial Statements (continued)

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Class C Shares
Shares sold	248,462	182,196	$3,533,756	$2,653,630
Shares issued to shareholders on reinvestment of dividends	10,655	10,449	152,029	151,939
Shares converted to Class A	(317,574)	0	(4,532,026)	0
Shares redeemed	(279,061)	(187,143)	(3,973,403)	(2,720,040)

Net increase (decrease)	(337,518)	5,502	$(4,819,644)	$85,529

Advisor Class Shares (b)
Shares sold	1,157,076	223,817	$16,477,588	$3,265,524
Shares issued to shareholders on reinvestment of dividends	6,212	0	88,674	0
Shares redeemed	(486,279)	(7)	(6,970,731)	(103)

Net increase	677,009	223,810	$9,595,531	$3,265,421

(a)	Class B was redeemed on September 30, 2016.

(b)	Commenced distribution on July 25, 2016.

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Municipal Class Shares
Shares sold	73,074,749	73,025,362	$1,050,177,361	$1,069,775,380
Shares issued to shareholders on reinvestment of dividends and distributions	5,954,553	5,450,268	85,589,664	79,758,424
Shares redeemed	(66,104,006)	(54,647,716)	(949,455,532)	(799,860,113)

Net increase	12,925,296	23,827,914	$186,311,493	$349,673,691

Class A Shares
Shares sold	7,682,832	8,473,655	$110,171,391	$124,107,517
Shares issued to shareholders on reinvestment of dividends and distributions	303,037	345,098	4,356,491	5,054,561
Shares converted from Class B	2,531	1,429	36,721	20,778
Shares converted from Class C	641,949	0	9,232,031	0
Shares redeemed	(15,637,557)	(11,233,300)	(224,297,017)	(164,386,563)

Net decrease	(7,007,208)	(2,413,118)	$(100,500,383)	$(35,203,707)

98	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Class B Shares
Shares sold	45	632	$641	$9,253
Shares issued to shareholders on reinvestment of dividends and distributions	22	36	321	531
Shares converted to Class A	(2,531)	(1,429)	(36,721)	(20,778)
Shares redeemed	(747)	(550)	(10,893)	(8,079)

Net decrease	(3,211)	(1,311)	$(46,652)	$(19,073)

Class C Shares
Shares sold	453,469	882,748	$6,489,789	$12,919,718
Shares issued to shareholders on reinvestment of dividends and distributions	44,863	52,605	644,691	770,281
Shares converted to Class A	(641,948)	0	(9,232,031)	0
Shares redeemed	(2,150,804)	(1,609,958)	(30,828,313)	(23,575,186)

Net decrease	(2,294,420)	(674,605)	$(32,925,864)	$(9,885,187)

Advisor Class Shares
Shares sold	22,895,764	19,797,475	$328,650,038	$289,574,151
Shares issued to shareholders on reinvestment of dividends and distributions	1,437,483	1,424,398	20,645,269	20,828,139
Shares redeemed	(20,573,869)	(18,394,395)	(294,766,036)	(269,250,105)

Net increase	3,759,378	2,827,478	$54,529,271	$41,152,185

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Short Duration Plus Class Shares
Shares sold	9,120,742	15,382,571	$106,607,659	$180,335,599
Shares issued to shareholders on reinvestment of dividends	175,972	160,829	2,057,285	1,885,626
Shares redeemed	(16,801,294)	(11,200,740)	(196,290,374)	(131,183,014)

Net increase (decrease)	(7,504,580)	4,342,660	$(87,625,430)	$51,038,211

2017 Annual Report	99

Notes to Financial Statements (continued)

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Class A Shares
Shares sold	1,186,589	3,050,696	$13,889,300	$35,732,565
Shares issued to shareholders on reinvestment of dividends	9,344	11,642	109,398	136,576
Shares converted from Class B	6,327	16,296	74,109	191,321
Shares converted from Class C	232,595	0	2,721,372	0
Shares redeemed	(1,254,355)	(3,958,239)	(14,680,569)	(46,342,232)

Net increase (decrease)	180,500	(879,605)	$2,113,610	$(10,281,770)

Class B Shares
Shares sold	1,359	5,595	$15,861	$65,474
Shares issued to shareholders on reinvestment of dividends	15	50	179	582
Shares converted to Class A	(6,339)	(16,329)	(74,109)	(191,321)
Shares redeemed	(754)	(8,919)	(8,794)	(104,271)

Net decrease	(5,719)	(19,603)	$(66,863)	$(229,536)

Class C Shares
Shares sold	236,433	296,082	$2,761,560	$3,461,821
Shares issued to shareholders on reinvestment of dividends	2,136	2,777	24,958	32,510
Shares converted to Class A	(233,192)	0	(2,721,372)	0
Shares redeemed	(471,161)	(567,330)	(5,497,783)	(6,641,648)

Net decrease	(465,784)	(268,471)	$(5,432,637)	$(3,147,317)

	INTERMEDIATE DURATION PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Shares sold	34,239,924	28,359,870	$451,312,186	$378,618,328
Shares issued to shareholders on reinvestment of dividends and distributions	7,996,334	9,822,079	104,881,339	130,002,830
Shares redeemed	(40,686,525)	(42,549,107)	(536,357,116)	(566,926,187)

Net increase (decrease)	1,549,733	(4,367,158)	$19,836,409	$(58,305,029)

100	Sanford C. Bernstein Fund, Inc.

NOTE 7.	Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE 8.	Subsequent Events

On October 26, 2017, the Board of Directors of the Fund approved an amended Investment Management Agreement, to be effective January 1, 2018, which will reduce the advisory fees payable to the Adviser by certain Portfolios of the Fund as set forth below:

PORTFOLIO		FIRST $2.5 BILLION	NEXT $2.5 BILLION	THEREAFTER
International and Tax-Managed International		0.75%	0.65%	0.60%
Emerging Markets		0.95%	0.90%	0.85%

			FIRST $750 MILLION	THEREAFTER
Short Duration Plus			0.35%	0.30%
Short Duration Diversified Municipal			0.30%	0.25%

	FIRST $2.5 BILLION	NEXT $2.5 BILLION	NEXT $3 BILLION	THEREAFTER
Intermediate Duration	0.45%	0.40%	0.35%	0.30%

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

2017 Annual Report	101

2017 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2017. For foreign shareholders, the following percentages of dividends paid by each Portfolio may be considered to be qualifying to be taxed as interest-related dividends:

PORTFOLIO	% OF QUALIFIED INTEREST INCOME (FOREIGN SHAREHOLDERS)
Short Duration Plus	92.71%
Intermediate Duration	81.26%

For the taxable year ended September 30, 2017, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders:

PORTFOLIO	QUALIFIED DIVIDEND INCOME
International	$25,878,355
Tax-Managed International	61,728,815
Emerging Markets	7,757,991

Certain Portfolios intend to make an election to pass through foreign taxes paid by the Portfolios to their shareholders. For the taxable year ended September 30, 2017, the maximum amounts of foreign taxes that may be passed through and the foreign source income for information reporting purposes is as follows:

PORTFOLIO	FOREIGN TAXES TO PASS THROUGH	FOREIGN SOURCE INCOME
International	$3,194,269	$41,864,837
Tax-Managed International	7,548,252	98,562,734
Emerging Markets	5,191,717	33,184,806

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2018.

102	Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund, Inc.

BOARD OF DIRECTORS

Bart Friedman*^

Chairman

Kathleen Fisher

President

R. Jay Gerken*

Director

William Kristol*

Director

Debra Perry*

Director

Donald K. Peterson*

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Sharon E. Fay(1)

Vice President

Kent Hargis(1)

Vice President

Laurent Saltiel(1)

Vice President

Henry S. D’Auria(1)

Vice President

Fred S. Cohen(1)

Vice President

R.B. (“Guy”) Davidson III(1)

Vice President

Terrance T. Hults(1)

Vice President

Matthew J. Norton(1)

Vice President

Avi Lavi(1)

Vice President

Shawn E. Keegan(1)

Vice President

Michael Canter(1)

Vice President

Douglas J. Peebles(1)

Vice President

Greg J. Wilensky(1)

Vice President

Mark Phelps(1)

Vice President

Daniel C. Roarty(1)

Vice President

Nelson Yu(1)

Vice President

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Emilie D. Wrapp

Secretary

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5 1 Iron Street Boston, Massachusetts 02210

TRANSFER AGENT

Boston Financial Data Services

2000 Crown Colony Drive Quincy, Massachusetts 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas New York, New York 10105

* Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

(1) The day-to-day management of, and investment decisions for, the International Portfolio and Tax-Managed International Portfolio are made by the International Team; Ms. Fay and Messrs. Hargis, Lavi, Phelps, Roarty and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ Portfolios. The day-to-day management of, and investment decisions for, the Emerging Markets Portfolio are made by the Emerging Markets Team; Messrs. D’Auria, Saltiel and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Short Duration Plus Portfolio are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team; Messrs. Canter, Keegan and Wilensky are the professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Intermediate Duration Portfolio are made by the U.S. Investment Grade: Core Fixed Income Team; Messrs. Canter, Keegan, Peebles and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Fixed Income Municipal Portfolios are made by the Municipal Bond Investment Team; Messrs. Cohen, Davidson, Hults and Norton are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ Portfolios.

2017 Annual Report	103

DIRECTORS’ INFORMATION
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past 5 Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Public Company Directorships Currently Held by Director
INTERESTED DIRECTOR
Kathleen Fisher** c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 63 (2017)

Senior Vice President of the Manager with which she has been associated since prior to 2012. She is the Head of Wealth and Investment Strategies of the Manager’s Bernstein Private Wealth Management unit since 2014, leading the team responsible for developing and communicating asset allocation advice and investment strategies for Bernstein’s high-net-worth clients. Since 2013, Ms. Fisher has overseen research on investment planning and wealth transfer issues facing high-net-worth families, endowments and foundations. She has been a National Managing Director of Bernstein since 2009. She joined AB in 2001 as a Senior Portfolio Manager. Prior to joining AB, she spent 15 years at J.P. Morgan, most recently as a managing director advising banks on acquisitions, divestitures and financing techniques. Prior thereto, she held positions at both Morgan Stanley and at the Federal Reserve Bank of New York.

		18	Southwestern Vermont Health Care; and Hildene—The Lincoln Family Home
DISINTERESTED DIRECTORS
Bart Friedman#^ Chairman of the Board 72 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2012.	18

Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; Allied World Assurance Holdings; and Ovid Therapeutics, Inc.

R. Jay Gerken# 66 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds (2002-2005); Portfolio Manager and Managing Director, Smith Barney Asset Management (1993-2001) and President & CEO, Directions Management of Shearson Lehman, Inc. (1988-1993).	18	Cedar Lawn Corporation; Trustee of the New Jersey Chapter of The Nature Conservancy; Trustee of the United Methodist Foundation of New Jersey; and Associated Banc-Corp

104	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past 5 Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Public Company Directorships Currently Held by Director
William Kristol# 64 (1994)	Editor, The Weekly Standard since prior to 2012. He is a regular contributor on ABC’s This Week and on ABC’s special events and elections coverage, and appears frequently on other leading political commentary shows.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and The Institute for the Study of War

Debra Perry# 66 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	18	Assurant, Inc.; Genworth Financial, Inc.; Korn/Ferry International; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2014-2016; CNO Financial Group since prior to 2009 until 2011.

Donald K. Peterson# 68 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. from 1994 to 1995. Prior thereto, he was at Nortel from 1976 to 1995.	18	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA; and Member of the Board of TIAA-CREF Trust Company, FSB

* There is no stated term of office for the Directors.

** Ms. Fisher is an “interested person” as defined in the Investment Company Act of 1940, because of her affiliation with AB.

+ The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

‡ Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

2017 Annual Report	105

Sanford C. Bernstein Fund, Inc. (continued)

OFFICERS’ INFORMATION
Name, Address* and Age	Position(s) Held with Fund	Principal Occupation During Past 5 Years
Kathleen Fisher, 63	President	See biography above.

Philip L. Kirstein, 72	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Michael Canter, 48	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2012 and Director of US Multi-Sector and Securitized Assets.

Fred S. Cohen, 59	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2012, and Director of Municipal Bond Trading.

Henry S. D’Auria, 55	Vice President	Senior Vice President of the Adviser† and Chief Investment Officer—Emerging Markets Value Equities, and Mr. D’Auria has been associated with the Adviser in similar capacities since prior to 2012.

R.B. (“Guy”) Davidson III, 56	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2012, and Director of Municipal Bond Management.

Sharon E. Fay, 57	Vice President	Senior Vice President of the Adviser†, with which she has been associated since prior to 2012. She is also Head of AB Equities since 2010 and Chief Investment Officer of Global Value Equities since prior to 2012.

Kent Hargis, 49	Vice President	Senior Vice President of the Adviser†, with which he has been associated in a similar capacity to his current position since prior to 2012, and Director of Quantitative Research Equities.

Terrance T. Hults, 51	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2012.

106	Sanford C. Bernstein Fund, Inc.

OFFICERS’ INFORMATION (continued)
Name, Address* and Age	Position(s) Held with Fund	Principal Occupation During Past 5 Years

Shawn E. Keegan, 46	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2012.

Avi Lavi, 51	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2012. He is also Chief Investment Officer of Global and International Value Equities.

Mathew J. Norton, 34	Vice President	Vice President of the Adviser†, with which he has been associated since prior to 2012.

Douglas J. Peebles, 52	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2012, and Chief Investment Officer and Head of AB Fixed Income.

Mark Phelps, 57	Vice President	Senior Vice President and Chief Investment Officer of Concentrated Global Growth of the Adviser†, with which he has been associated since December 2013. Prior thereto, he was president and managing director of Global Investments at W.P. Stewart & Co, Ltd. (“WPS”) from 2008 to June 2013; he also served as WPS’s chief executive officer since prior to 2012.

Daniel C. Roarty, 46	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2012. He is also Chief Investment Officer of Global Growth and Thematic.

Laurent Saltiel, 47	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2012. He is also Chief Investment Officer of Emerging Markets Growth.

Greg J. Wilensky, 50	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2012, and Director of Stable Value Investments.

Nelson Yu, 46	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2012. Head of Quantitative Research—Equities of the Adviser since 2014, and Head—Blend Strategies since 2017.

2017 Annual Report	107

Sanford C. Bernstein Fund, Inc. (continued)

OFFICERS’ INFORMATION (continued)
Name, Address* and Age	Position(s) Held with Fund	Principal Occupation During Past 5 Years
Emilie D. Wrapp, 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)†, with which she has been associated since prior to 2012.

Joseph J. Mantineo, 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)†, with which he has been associated since prior to 2012.

Phyllis J. Clarke, 56	Controller	Vice President of ABIS†, with which she has been associated since prior to 2012.

Vincent S. Noto, 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser† since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser since prior to 2012.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas New York, NY 10105.

† The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.bernstein.com, for a free prospectus or SAI.

108	Sanford C. Bernstein Fund, Inc.

Board’s Consideration of Investment Management Arrangement

At a Board meeting held on October 26, 2017, the Board of Directors of the Sanford C. Bernstein Fund considered and approved the renewal of the Investment Management Agreement between the Fund and the Adviser. A discussion of the factors considered by the Directors in approving the renewal of the Agreement will be included in the semi-annual report to shareholders for the period ending March 31, 2018.

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio1

Short Duration California Municipal Portfolio1

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreements between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 19-20, 2016. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 15, 2016, from counsel to the Independent Directors. The letter contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in July 2016 certain information relating to the profitability of the Adviser in 2015 and prior years in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2016. In addition, the Independent Directors received materials prepared by the Senior Officer as described below. On September 22, 2016, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 22, 2016, the Independent Directors met separately with independent counsel and the Senior Officer, and met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss (among other things) his perspectives on the performance of the Fund’s Portfolios, including the apparent positive impact on performance of certain Portfolios, of enhancements made to the investment strategies and research processes over multiple years. Following the September 22, 2016 meeting, the Independent Directors, through counsel, requested certain additional information which was provided by the Adviser on October 4, 2016. The Independent Directors held a telephonic meeting on October 11, 2016 to discuss the contract renewal materials and supplemental materials. On October 19-20, 2016, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser as well as the Senior Officer’s report and conclusions. On October 19-20, 2016, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. At the October 20, 2016 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

1 The liquidation of these Portfolios was approved on January 26, 2017.

2017 Annual Report	109

Board’s Consideration of Investment Management Arrangement (continued)

In approving the continuation of the Investment Management Agreement, the Board of Directors, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Senior Officer also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue to voluntarily waive a portion of the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios as described below, the Board concluded that the current contractual advisory fees are reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout recent difficult market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff appeared sufficient to provide a high level of service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, for the l-year, 3-year, 5-year and 10-year periods, as

110	Sanford C. Bernstein Fund, Inc.

applicable, ended June 30, 2016 (“relevant periods”) and versus each Portfolio’s benchmark index, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2016. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Broadridge. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors. The Directors also noted the Adviser’s continued efforts to enhance the Overlay Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2014 and 2015, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios, and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 21, 2016 Board meeting from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability among fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the October 20, 2016 Board meeting, the Directors received the Senior Officer Report which included a discussion of possible economies of scale. The Directors discussed with the Senior Officer possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, breakpoint arrangements as currently in effect for certain Portfolios, as described below where applicable, the fact that in the case of certain Portfolios the fee levels initially established has assumed achievement of significant scale, expense caps and waivers on select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that, because of the investment by the Overlay Portfolios in affiliated portfolios, there are significant waivers of management fees for the Overlay Portfolios to reflect their investment in such affiliated portfolios.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would

2017 Annual Report	111

Board’s Consideration of Investment Management Arrangement (continued)

be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, and in light of the Adviser’s agreement to continue to voluntarily waive the advisory fees of the International and Tax-Managed International Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios through October 31, 2017, and of the Emerging Markets Portfolio by an amount equal to 0.025% per annum of the respective net assets of the Emerging Markets Portfolio through October 31, 2017, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below:

ADVISORY FEE SCHEDULE[2]
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

112	Sanford C. Bernstein Fund, Inc.

ADVISORY FEE SCHEDULE[2]
International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion. The Adviser is currently waiving the management fee by an amount equal to 0.025% per annum of the net assets of the Portfolio

Overlay A Portfolio	0.90% of assets

Tax-Aware Overlay A Portfolio	0.90% of assets

Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay C Portfolio	0.65% of assets

Tax-Aware Overlay N Portfolio	0.65% of assets

[2]	At the Meeting of the Board of Directors on January 26, 2017, the Board determined to approve an Amendment to the Investment Management Agreement which reduced the management fees of several Portfolios. The new management fee schedule for those portfolios is as follows:

Diversified Municipal Portfolio	0.425% of the first $1 billion of assets; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; and 0.225% in excess of $7 billion

California Municipal Portfolio New York Municipal Portfolio	0.425% of the first $1 billion of assets; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; and 0.275% in excess of $5 billion

Short Duration Diversified Municipal Portfolio	0.40% of the first $750 million of assets; and 0.35% in excess of $750 million

2017 Annual Report	113

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBI-1947-0917

Sanford C. Bernstein Fund, Inc.

September 30, 2017

Schedule of Investments

To the Annual Report

For the Stock Portfolios

Tax-Managed International

International

Emerging Markets

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and Tax-Managed International Class Shareholders of Tax-Managed International Portfolio, International Class Shareholders of International Portfolio, and Emerging Markets Class Shareholders of Emerging Markets Portfolio:

In our opinion, the accompanying schedules of investments to the annual report for the Stock Portfolios, and the related statements of assets and liabilities, of operations and of changes in net assets and the financial highlights, which appear in the Sanford C. Bernstein Fund, Inc. September 30, 2017 Annual Report for the International Equity Portfolios, present fairly, in all material respects, the financial position of Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio (three of the fifteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Portfolios”) as of September 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

November 29, 2017

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Managed International Portfolio

September 30, 2017

Company	Shares	U.S. $ Value

COMMON STOCKS–95.7%
Financials–22.1%
Banks–12.3%
Australia & New Zealand Banking Group Ltd.	695,540	$16,201,616
Bank Hapoalim BM	939,927	6,577,260
Bank of Queensland Ltd.	547,640	5,588,621
Barclays PLC	7,551,120	19,579,917
BNP Paribas SA	430,090	34,697,834
BOC Hong Kong Holdings Ltd.	6,959,000	33,897,253
Credicorp Ltd.	105,990	21,730,070
Danske Bank A/S	100,088	4,010,883
DBS Group Holdings Ltd.	577,600	8,891,609
DNB ASA	1,763,240	35,599,942
Erste Group Bank AG(a)	713,268	30,816,798
HDFC Bank Ltd.	1,483,470	41,251,912
ING Groep NV	1,793,180	33,052,527
KB Financial Group, Inc.	283,470	13,946,473
Mitsubishi UFJ Financial Group, Inc.	7,075,000	46,000,452
National Australia Bank Ltd.	389,720	9,662,289
Nordea Bank AB	588,900	7,995,620
Oversea-Chinese Banking Corp., Ltd.	710,100	5,855,666
Royal Bank of Canada	146,230	11,314,001
Seven Bank Ltd.	1,090,200	3,939,661
Sumitomo Mitsui Financial Group, Inc.	200,500	7,707,050
Svenska Handelsbanken AB–Class A	977,140	14,762,924
Swedbank AB–Class A	1,122,940	31,095,901
Toronto-Dominion Bank (The)	154,910	8,721,641

		452,897,920

Capital Markets–3.4%
Azimut Holding SpA	562,930	12,196,587
Credit Suisse Group AG (REG)(a)	2,095,504	33,202,398
Euronext NV(b)	184,000	11,201,612
IG Group Holdings PLC	701,710	6,030,917
London Stock Exchange Group PLC	322,960	16,582,669
Partners Group Holding AG	57,862	39,282,381
Thomson Reuters Corp.	173,720	7,970,723

		126,467,287

Consumer Finance–1.0%
Bharat Financial Inclusion Ltd.(a)	1,575,960	22,896,296
Hitachi Capital Corp.	664,500	15,814,051

		38,710,347

Diversified Financial Services–0.5%
GRENKE AG	115,953	10,820,675
ORIX Corp.	429,600	6,935,557

		17,756,232

Insurance–4.3%
Admiral Group PLC	130,580	$3,181,906
AIA Group Ltd.	5,020,000	37,164,560
Allianz SE (REG)	154,870	34,781,764
Direct Line Insurance Group PLC	1,692,474	8,250,959
Euler Hermes Group	54,742	6,468,096
NN Group NV	97,889	4,099,236
PICC Property & Casualty Co., Ltd.–Class H	9,238,000	16,387,310
Prudential PLC	1,545,230	36,978,118
Talanx AG(a)	87,760	3,550,707
Tryg A/S	277,180	6,408,770

		157,271,426

Thrifts & Mortgage Finance–0.6%
Housing Development Finance Corp., Ltd.	900,500	23,872,889

		816,976,101

Information Technology–15.3%
Communications Equipment–0.9%
Nokia Oyj	5,774,890	34,698,442

Electronic Equipment, Instruments & Components–1.1%
Halma PLC	254,632	3,820,686
Ingenico Group SA	121,410	11,510,102
Keyence Corp.	44,700	23,774,484

		39,105,272

Internet Software & Services–3.6%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	222,620	38,448,700
Moneysupermarket.com Group PLC	2,354,390	10,037,428
Tencent Holdings Ltd.	909,500	39,763,955
Yahoo Japan Corp.	9,251,800	43,972,893

		132,222,976

IT Services–1.3%
Amadeus IT Group SA–Class A	243,030	15,806,359
Capgemini SE	201,850	23,661,775
Otsuka Corp.	135,000	8,658,295

		48,126,429

Semiconductors & Semiconductor Equipment–4.7%
ams AG(a)	307,020	22,292,590
ASML Holding NV	179,926	30,745,319
Disco Corp.	77,000	15,693,010
Infineon Technologies AG	1,055,680	26,616,228
NXP Semiconductors NV(a)	145,670	16,473,820
SCREEN Holdings Co., Ltd.	306,100	21,263,264
SUMCO Corp.	1,255,700	19,812,379
Taiwan Semiconductor Manufacturing Co., Ltd.	3,039,000	21,766,704

		174,663,314

Software–2.5%
Check Point Software Technologies Ltd.(a)	136,010	15,507,860

Schedule of Investments—Tax-Managed International Portfolio	1

Company	Shares	U.S. $ Value

Constellation Software, Inc./Canada	9,832	$5,364,084
Dassault Systemes SE	97,128	9,826,713
Nice Ltd.	147,709	11,964,506
Nintendo Co., Ltd.	60,900	22,455,859
Oracle Corp. Japan	190,900	15,005,114
Playtech PLC	398,990	4,912,474
SAP SE	80,551	8,832,032

		93,868,642

Technology Hardware, Storage & Peripherals–1.2%
Logitech International SA	305,676	11,167,619
Samsung Electronics Co., Ltd.	14,670	33,010,757

		44,178,376

		566,863,451

Industrials–11.8%
Aerospace & Defense–1.7%
Airbus SE	379,233	36,101,134
BAE Systems PLC	3,311,721	28,046,126

		64,147,260

Airlines–2.2%
Japan Airlines Co., Ltd.	1,176,000	39,809,150
Qantas Airways Ltd.	9,379,703	42,962,058

		82,771,208

Building Products–1.2%
Assa Abloy AB–Class B	440,790	10,092,057
Cie de Saint-Gobain	227,900	13,578,290
Kingspan Group PLC	483,990	20,581,566

		44,251,913

Commercial Services & Supplies–0.4%
China Everbright International Ltd.	1,928,000	2,429,538
G4S PLC	2,061,580	7,691,485
IWG PLC	1,188,729	4,931,358

		15,052,381

Electrical Equipment–2.1%
Nidec Corp.	98,000	12,047,226
Philips Lighting NV(b)	306,210	12,359,217
Schneider Electric SE (Paris)(a)	255,020	22,207,402
Vestas Wind Systems A/S	323,320	29,061,852

		75,675,697

Industrial Conglomerates–0.8%
Siemens AG (REG)	197,280	27,838,052

Machinery–1.1%
FANUC Corp.	36,800	7,461,330
Hoshizaki Corp.	79,400	6,974,746
IHI Corp.	674,000	23,494,727
Kone Oyj–Class B	68,930	3,653,930

		41,584,733

Professional Services–1.8%
Adecco Group AG (REG)	142,150	11,074,126
Intertek Group PLC	133,890	8,949,612

Recruit Holdings Co., Ltd.	493,800	$10,692,482
RELX NV	435,760	9,270,135
RELX PLC	666,370	14,624,354
Wolters Kluwer NV	210,340	9,720,870

		64,331,579

Road & Rail–0.1%
Central Japan Railway Co.	26,600	4,668,023

Trading Companies & Distributors–0.1%
Brenntag AG	55,737	3,107,105

Transportation Infrastructure–0.3%
Aena SME SA(b)	62,310	11,261,111

		434,689,062

Consumer Discretionary–11.1%
Auto Components–3.2%
Continental AG	36,010	9,145,431
Delphi Automotive PLC	231,150	22,745,160
Faurecia	448,130	31,098,400
Hankook Tire Co., Ltd.	211,440	11,134,476
Magna International, Inc. (New York)–Class A	493,200	26,327,016
Valeo SA	243,737	18,085,485

		118,535,968

Automobiles–1.5%
Honda Motor Co., Ltd.	830,900	24,545,215
Peugeot SA	1,239,320	29,502,224

		54,047,439

Distributors–0.3%
PALTAC Corp.	280,100	10,931,623

Hotels, Restaurants & Leisure–0.6%
Aristocrat Leisure Ltd.	768,300	12,690,432
InterContinental Hotels Group PLC	184,720	9,771,805

		22,462,237

Household Durables–1.7%
Fujitsu General Ltd.	266,000	5,383,492
Nikon Corp.	421,800	7,314,575
Panasonic Corp.	3,448,000	50,037,253

		62,735,320

Internet & Direct Marketing Retail–0.4%
Ctrip.com International Ltd. (ADR)(a)	187,080	9,866,599
Start Today Co., Ltd.	193,700	6,138,376

		16,004,975

Leisure Products–0.6%
Amer Sports Oyj(a)	603,370	16,018,407
Bandai Namco Holdings, Inc.	198,300	6,812,558

		22,830,965

Media–0.3%
CTS Eventim AG & Co. KGaA	224,890	9,825,534

2	Sanford C. Bernstein Fund, Inc.—2017 Annual Report

Company	Shares	U.S. $ Value

Multiline Retail–0.5%
B&M European Value Retail SA	2,278,630	$11,837,271
Don Quijote Holdings Co., Ltd.	135,200	5,053,459

		16,890,730

Textiles, Apparel & Luxury Goods–2.0%
HUGO BOSS AG	448,734	39,595,033
LVMH Moet Hennessy Louis Vuitton SE	37,380	10,333,223
Pandora A/S	164,680	16,282,278
Samsonite International SA	2,171,900	9,326,942

		75,537,476

		409,802,267

Consumer Staples–10.0%
Beverages–1.4%
Coca-Cola Bottlers Japan, Inc.	463,300	15,006,125
Diageo PLC	222,580	7,319,655
Royal Unibrew A/S	166,220	9,107,945
Suntory Beverage & Food Ltd.	174,700	7,770,895
Treasury Wine Estates Ltd.	1,254,420	13,494,753

		52,699,373

Food & Staples Retailing–0.4%
Tsuruha Holdings, Inc.	131,000	15,663,121

Food Products–2.3%
Calbee, Inc.	177,200	6,223,509
Nestle SA (REG)	260,230	21,844,030
Orkla ASA	2,744,070	28,158,774
Salmar ASA	255,920	7,237,445
WH Group Ltd.(b)	20,986,000	22,350,138

		85,813,896

Household Products–2.2%
Henkel AG & Co. KGaA (Preference Shares)	210,710	28,707,665
Pigeon Corp.	259,900	8,884,872
Reckitt Benckiser Group PLC	365,011	33,350,330
Unicharm Corp.	380,400	8,713,204

		79,656,071

Personal Products–0.9%
Godrej Consumer Products Ltd.	636,173	8,942,975
Kose Corp.	117,500	13,468,108
Unilever PLC	178,780	10,347,665

		32,758,748

Tobacco–2.8%
British American Tobacco PLC	1,038,674	65,024,841
Japan Tobacco, Inc.	1,003,700	32,892,193
Scandinavian Tobacco Group A/S(b)	323,120	5,732,381

		103,649,415

		370,240,624

Materials–6.3%
Chemicals–4.1%
Air Water, Inc.	861,200	$15,901,794
Arkema SA	213,427	26,187,892
Chr Hansen Holding A/S	188,750	16,202,777
Covestro AG(b)	79,260	6,820,376
Croda International PLC	208,320	10,592,662
Incitec Pivot Ltd.	5,924,450	16,784,699
Johnson Matthey PLC	647,380	29,685,739
Nippon Shokubai Co., Ltd.	354,400	25,050,396
Umicore SA	70,275	5,817,761

		153,044,096

Construction Materials–0.4%
CRH PLC (London)	347,911	13,212,406

Containers & Packaging–0.2%
Amcor Ltd./Australia	685,090	8,193,921

Metals & Mining–1.6%
BlueScope Steel Ltd.	1,377,893	11,902,944
First Quantum Minerals Ltd.	1,123,240	12,611,975
Gerdau SA (Preference Shares)	5,445,700	18,982,533
Yamato Kogyo Co., Ltd.	574,700	15,577,682

		59,075,134

		233,525,557

Telecommunication Services–6.3%
Diversified Telecommunication Services–5.5%
BT Group PLC	11,986,030	45,588,783
China Unicom Hong Kong Ltd.(a)	17,086,000	23,887,471
Com Hem Holding AB	560,820	8,028,813
Deutsche Telekom AG (REG)	1,010,670	18,873,555
HKT Trust & HKT Ltd.–Class SS	9,797,000	11,914,525
Nippon Telegraph & Telephone Corp.	1,399,600	64,130,645
TDC A/S	3,843,860	22,542,556
Telekomunikasi Indonesia Persero Tbk PT	27,005,000	9,391,781

		204,358,129

Wireless Telecommunication Services–0.8%
Vodafone Group PLC	10,294,470	28,826,445

		233,184,574

Health Care–6.2%
Biotechnology–0.8%
Genmab A/S(a)	56,980	12,600,826
Grifols SA (ADR)	797,890	17,465,812

		30,066,638

Health Care Equipment & Supplies–0.6%
Cochlear Ltd.	44,190	5,527,472
Essilor International SA	145,710	18,058,937

		23,586,409

Schedule of Investments—Tax-Managed International Portfolio	3

Company	Shares	U.S. $ Value

Health Care Providers & Services–0.2%
Apollo Hospitals Enterprise Ltd.	479,806	$7,392,674

Life Sciences Tools & Services–0.9%
Eurofins Scientific SE	50,944	32,232,338

Pharmaceuticals–3.7%
Novo Nordisk A/S–Class B	181,160	8,709,942
Recordati SpA	160,103	7,388,234
Roche Holding AG	157,142	40,168,660
Sanofi	536,980	53,454,549
Shionogi & Co., Ltd.	91,800	5,018,417
Teva Pharmaceutical Industries Ltd.	11,102	197,552
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	1,027,090	18,076,784
Vectura Group PLC(a)	3,470,610	4,948,255

		137,962,393

		231,240,452

Energy–4.3%
Oil, Gas & Consumable Fuels–4.3%
Caltex Australia Ltd.	202,350	5,105,575
Canadian Natural Resources Ltd. (Toronto)	558,290	18,698,408
JXTG Holdings, Inc.	6,442,700	33,219,980
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	1,513,290	45,833,858
Royal Dutch Shell PLC–Class A	682,460	20,625,178
Royal Dutch Shell PLC–Class B	401,605	12,363,852
TOTAL SA	146,299	7,855,442
YPF SA (Sponsored ADR)	718,784	16,014,508

		159,716,801

Utilities–1.8%
Electric Utilities–0.6%
EDP–Energias de Portugal SA	5,261,022	19,837,708
Endesa SA	148,720	3,355,873

		23,193,581

Multi-Utilities–0.2%
Suez	295,793	5,400,845

Water Utilities–1.0%
Beijing Enterprises Water Group Ltd.(a)	22,280,000	$18,018,484
Cia de Saneamento Basico do Estado de Sao Paulo	576,500	6,057,787
Pennon Group PLC	1,185,950	12,662,688

		36,738,959

		65,333,385

Real Estate–0.5%
Real Estate Management & Development–0.5%
Leopalace21 Corp.	1,214,700	8,465,166
SM Prime Holdings, Inc.	12,793,600	8,685,257

		17,150,423

Total Common Stocks (cost $3,070,076,588)		3,538,722,697

Principal Amount (000)
SHORT-TERM INVESTMENTS–2.5%
Repurchase Agreements–2.5%
State Street Bank & Trust Co.	$90,713	90,713,243
0.12%, dated 9/29/17 due 10/02/17 in the amount of $90,714,149 (collateralized by $97,160,000 U.S. Treasury Notes, 1.50% to 1.625% due 2/15/26 to 8/15/26, value $92,531,478) (cost $90,713,243)
Total Investments—98.2% (cost $3,160,789,831)		3,629,435,940

Other assets less liabilities—1.8%		67,546,163

Net Assets—100.0%		$3,696,982,103

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Mini MSCI EAFE Futures	144	December 2017	USD	7	$14,200,149	$14,244,480	$44,331

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	BRL	77,303	USD	24,401	10/03/17	$(6,549)
Bank of America, NA	USD	24,307	BRL	77,303	10/03/17	100,669

4	Sanford C. Bernstein Fund, Inc.—2017 Annual Report

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	CNY	89,428	USD	13,190	10/17/17	$(268,981)
Bank of America, NA	USD	273,668	EUR	238,802	10/17/17	8,784,209
Bank of America, NA	USD	76,120	GBP	58,930	10/17/17	2,882,834
Bank of America, NA	USD	10,176	ZAR	135,465	10/17/17	(192,865)
Bank of America, NA	KRW	6,332,477	USD	5,524	10/26/17	(7,388)
Bank of America, NA	BRL	34,034	USD	10,606	11/03/17	(93,523)
Bank of America, NA	INR	240,740	USD	3,657	11/29/17	(2,084)
Barclays Bank PLC	CNY	964,961	USD	140,838	10/17/17	(4,388,766)
Barclays Bank PLC	EUR	11,360	USD	13,547	10/17/17	110,448
Barclays Bank PLC	INR	5,662,226	USD	86,730	10/17/17	239,475
Barclays Bank PLC	JPY	2,502,703	USD	22,993	10/17/17	737,082
Barclays Bank PLC	KRW	67,254,587	USD	58,287	10/17/17	(454,364)
Barclays Bank PLC	NOK	232,153	USD	27,802	10/17/17	(1,355,288)
Barclays Bank PLC	TWD	1,095,150	USD	35,862	10/17/17	(197,193)
Barclays Bank PLC	USD	18,271	CNY	121,673	10/17/17	41,246
Barclays Bank PLC	USD	26,930	GBP	20,457	10/17/17	494,847
Barclays Bank PLC	USD	13,765	JPY	1,532,697	10/17/17	(135,759)
Barclays Bank PLC	USD	4,187	KRW	4,669,815	10/17/17	(107,965)
Barclays Bank PLC	USD	9,142	TWD	277,267	10/17/17	(12,341)
Barclays Bank PLC	USD	38,534	JPY	4,306,650	1/16/18	(52,867)
BNP Paribas SA	USD	40,820	AUD	54,094	10/17/17	1,604,652
BNP Paribas SA	USD	10,727	AUD	13,554	10/17/17	(96,408)
BNP Paribas SA	USD	4,607	CAD	5,767	10/17/17	15,731
BNP Paribas SA	USD	16,363	JPY	1,816,845	10/17/17	(206,926)
Citibank, NA	BRL	77,303	USD	24,400	10/03/17	(7,319)
Citibank, NA	USD	24,401	BRL	77,303	10/03/17	6,549
Citibank, NA	AUD	8,911	USD	6,991	10/17/17	2,690
Citibank, NA	CAD	135,098	USD	104,977	10/17/17	(3,307,885)
Citibank, NA	CNY	60,122	USD	9,000	10/17/17	(48,086)
Citibank, NA	EUR	36,721	USD	43,498	10/17/17	64,624
Citibank, NA	GBP	7,006	USD	9,064	10/17/17	(328,678)
Citibank, NA	HKD	200,315	USD	25,731	10/17/17	78,806
Citibank, NA	ILS	107,546	USD	30,593	10/17/17	154,072
Citibank, NA	USD	4,031	CAD	5,037	10/17/17	5,945
Citibank, NA	USD	126,401	CHF	121,108	10/17/17	(1,219,587)
Citibank, NA	USD	9,428	GBP	7,220	10/17/17	251,181
Citibank, NA	USD	101,654	JPY	11,555,522	10/17/17	1,104,162
Citibank, NA	USD	8,244	KRW	9,414,921	10/17/17	(20,340)
Citibank, NA	USD	20,007	SEK	168,005	10/17/17	636,123
Citibank, NA	USD	9,754	RUB	562,816	11/22/17	(73,052)
Credit Suisse International	CHF	6,885	USD	7,182	10/17/17	65,526
Credit Suisse International	ILS	102,361	USD	29,011	10/17/17	38,989
Credit Suisse International	SEK	58,270	USD	7,188	10/17/17	27,867
Credit Suisse International	USD	21,409	GBP	16,395	10/17/17	570,868
Credit Suisse International	USD	18,868	HUF	4,918,570	10/17/17	(206,770)
Credit Suisse International	USD	12,162	ILS	43,828	10/17/17	243,259
Credit Suisse International	USD	14,177	JPY	1,579,456	10/17/17	(131,904)
Credit Suisse International	USD	12,254	NOK	95,401	10/17/17	(272,062)
Credit Suisse International	USD	45,443	SEK	365,887	10/17/17	(485,590)
Credit Suisse International	USD	42,199	EUR	34,990	1/16/18	(593,825)
Credit Suisse International	USD	21,385	SEK	173,435	1/16/18	46,450
Deutsche Bank AG	CHF	34,475	USD	35,829	10/17/17	194,586
Deutsche Bank AG	JPY	2,127,697	USD	19,199	10/17/17	277,974
Deutsche Bank AG	JPY	1,312,354	USD	11,618	10/17/17	(52,087)
Deutsche Bank AG	USD	10,431	AUD	13,215	10/17/17	(66,324)
Deutsche Bank AG	USD	9,486	EUR	8,253	10/17/17	275,076
Deutsche Bank AG	USD	28,121	GBP	21,945	10/17/17	1,298,609

Schedule of Investments—Tax-Managed International Portfolio	5

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	USD	30,184	CHF	29,110	1/16/18	$99,051
Goldman Sachs Bank USA	USD	22,028	HKD	172,123	10/17/17	13,690
HSBC Bank USA	USD	18,422	AUD	24,286	10/17/17	624,810
HSBC Bank USA	USD	10,920	HKD	85,215	10/17/17	(7,161)
HSBC Bank USA	USD	8,808	TWD	266,318	10/17/17	(39,443)
JPMorgan Chase Bank, NA	CNY	51,751	USD	7,620	10/17/17	(168,581)
JPMorgan Chase Bank, NA	INR	714,375	USD	11,002	10/17/17	89,428
JPMorgan Chase Bank, NA	JPY	2,154,885	USD	19,524	10/17/17	361,324
JPMorgan Chase Bank, NA	NOK	145,576	USD	17,077	10/17/17	(1,207,178)
JPMorgan Chase Bank, NA	USD	11,825	ILS	41,972	10/17/17	54,743
JPMorgan Chase Bank, NA	USD	8,954	SEK	78,032	10/17/17	634,113
JPMorgan Chase Bank, NA	TWD	111,658	USD	3,684	11/22/17	674
Morgan Stanley & Co., Inc.	USD	20,900	EUR	18,625	10/17/17	1,128,982
Royal Bank of Scotland PLC	EUR	42,949	USD	50,817	10/17/17	17,429
Royal Bank of Scotland PLC	HKD	643,340	USD	82,574	10/17/17	189,912
Royal Bank of Scotland PLC	JPY	6,392,773	USD	57,479	10/17/17	630,523
Royal Bank of Scotland PLC	TRY	31,806	USD	8,780	10/17/17	(107,136)
Royal Bank of Scotland PLC	USD	9,084	CNY	60,265	10/17/17	(14,355)
Standard Chartered Bank	HKD	74,650	USD	9,582	10/17/17	22,248
Standard Chartered Bank	USD	17,628	TRY	65,660	10/17/17	719,188
State Street Bank & Trust Co.	HKD	70,697	USD	9,049	10/17/17	(4,031)
State Street Bank & Trust Co.	JPY	1,785,381	USD	16,220	10/17/17	343,699
State Street Bank & Trust Co.	USD	11,276	CAD	14,329	10/17/17	209,120
State Street Bank & Trust Co.	USD	5,883	NZD	8,147	1/16/18	(9,696)
UBS AG	CHF	7,125	USD	7,351	10/17/17	(13,644)
UBS AG	EUR	46,360	USD	53,665	10/17/17	(1,169,274)
UBS AG	USD	26,920	EUR	23,002	10/17/17	286,635

						$8,646,843

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the aggregate market value of these securities amounted to $69,724,835 or 1.9% of net assets.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

HUF—Hungarian Forint

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

RUB—Russian Ruble

SEK—Swedish Krona

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

EAFE—Europe, Australia, and Far East

MSCI—Morgan Stanley Capital International

REG—Registered Shares

See notes to financial statements.

6	Sanford C. Bernstein Fund, Inc.—2017 Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

International Portfolio

September 30, 2017

Company	Shares	U.S. $ Value

COMMON STOCKS–95.9%
Financials–22.1%
Banks–12.2%
Australia & New Zealand Banking Group Ltd.	312,436	$7,277,753
Bank Hapoalim BM	420,744	2,944,210
Bank of Queensland Ltd.	261,340	2,666,953
Barclays PLC	3,387,490	8,783,700
BNP Paribas SA	189,950	15,324,359
BOC Hong Kong Holdings Ltd.	3,112,500	15,160,971
Credicorp Ltd.	47,400	9,717,948
Danske Bank A/S	47,758	1,913,833
DBS Group Holdings Ltd.	275,200	4,236,445
DNB ASA	788,580	15,921,487
Erste Group Bank AG(a)	330,180	14,265,452
HDFC Bank Ltd.	657,390	18,280,514
ING Groep NV	806,120	14,858,689
KB Financial Group, Inc.	128,690	6,331,434
Mitsubishi UFJ Financial Group, Inc.	3,192,600	20,757,745
National Australia Bank Ltd.	175,160	4,342,725
Nordea Bank AB	268,570	3,646,432
Oversea-Chinese Banking Corp., Ltd.	338,900	2,794,656
Royal Bank of Canada	65,920	5,100,314
Seven Bank Ltd.	520,200	1,879,849
Sumitomo Mitsui Financial Group, Inc.	95,700	3,678,627
Svenska Handelsbanken AB–Class A	437,030	6,602,780
Swedbank AB–Class A	435,820	12,068,513
Toronto-Dominion Bank (The)	69,510	3,913,506

		202,468,895

Capital Markets–3.4%
Azimut Holding SpA	245,430	5,317,550
Credit Suisse Group AG (REG)(a)	954,693	15,126,717
Euronext NV(b)	85,410	5,199,618
IG Group Holdings PLC	335,120	2,880,223
London Stock Exchange Group PLC	144,440	7,416,400
Partners Group Holding AG	26,012	17,659,488
Thomson Reuters Corp.	78,160	3,586,183

		57,186,179

Consumer Finance–1.1%
Bharat Financial Inclusion Ltd.(a)	706,860	10,269,598
Hitachi Capital Corp.	307,100	7,308,495

		17,578,093

Diversified Financial Services–0.5%
GRENKE AG	54,269	5,064,356
ORIX Corp.	205,000	3,309,565

		8,373,921

Company	Shares	U.S. $ Value

Insurance–4.3%
Admiral Group PLC	62,320	$1,518,582
AIA Group Ltd.	2,229,400	16,504,914
Allianz SE (REG)	68,470	15,377,461
Direct Line Insurance Group PLC	797,778	3,889,238
Euler Hermes Group	24,519	2,897,067
NN Group NV	46,722	1,956,548
PICC Property & Casualty Co., Ltd.–Class H	4,230,000	7,503,607
Prudential PLC	689,880	16,509,169
Talanx AG(a)	41,880	1,694,435
Tryg A/S	125,060	2,891,553

		70,742,574

Thrifts & Mortgage Finance–0.6%
Housing Development Finance Corp., Ltd.	406,640	10,780,313

		367,129,975

Information Technology–15.5%
Communications Equipment–0.9%
Nokia Oyj	2,552,890	15,339,046

Electronic Equipment, Instruments & Components–1.1%
Halma PLC	113,885	1,708,814
Ingenico Group SA	52,950	5,019,849
Keyence Corp.	19,800	10,530,980

		17,259,643

Internet Software & Services–3.6%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	98,570	17,024,025
Moneysupermarket.com Group PLC	1,131,580	4,824,244
Tencent Holdings Ltd.	401,600	17,558,224
Yahoo Japan Corp.	4,160,900	19,776,347

		59,182,840

IT Services–1.3%
Amadeus IT Group SA–Class A	112,430	7,312,303
Capgemini SE	90,110	10,563,104
Otsuka Corp.	64,500	4,136,741

		22,012,148

Semiconductors & Semiconductor Equipment–4.7%
ams AG(a)	137,320	9,970,746
ASML Holding NV	80,160	13,697,547
Disco Corp.	34,800	7,092,425
Infineon Technologies AG	472,580	11,914,877
NXP Semiconductors NV(a)	65,150	7,367,813
SCREEN Holdings Co., Ltd.	139,900	9,718,166
SUMCO Corp.	567,400	8,952,412
Taiwan Semiconductor Manufacturing Co., Ltd.	1,359,000	9,733,778

		78,447,764

Software–2.7%
Check Point Software Technologies Ltd.(a)	63,420	7,231,149

Schedule of Investments—International Portfolio	7

Company	Shares	U.S. $ Value

Constellation Software, Inc./Canada	4,690	$2,558,742
Dassault Systemes SE	45,323	4,585,456
Nice Ltd.	70,503	5,710,780
Nintendo Co., Ltd.	27,500	10,140,166
Oracle Corp. Japan	91,100	7,160,638
Playtech PLC	190,400	2,344,257
SAP SE	38,451	4,215,968

		43,947,156

Technology Hardware, Storage & Peripherals–1.2%
Logitech International SA	145,194	5,304,542
Samsung Electronics Co., Ltd.	5,100	11,476,132
Samsung Electronics Co., Ltd. (GDR) (London)(b)	3,120	3,538,685

		20,319,359

		256,507,956

Industrials–11.9%
Aerospace & Defense–1.7%
Airbus SE	168,907	16,079,124
BAE Systems PLC	1,486,550	12,589,215

		28,668,339

Airlines–2.3%
Japan Airlines Co., Ltd.	545,500	18,465,894
Qantas Airways Ltd.	4,301,076	19,700,312

		38,166,206

Building Products–1.2%
Assa Abloy AB–Class B	192,370	4,404,385
Cie de Saint-Gobain	101,929	6,072,933
Kingspan Group PLC	217,330	9,241,910

		19,719,228

Commercial Services & Supplies–0.4%
China Everbright International Ltd.	862,000	1,086,235
G4S PLC	949,490	3,542,423
IWG PLC	531,451	2,204,687

		6,833,345

Electrical Equipment–2.1%
Nidec Corp.	42,700	5,249,149
Philips Lighting NV(b)	139,960	5,649,051
Schneider Electric SE (Paris)(a)	114,060	9,932,461
Vestas Wind Systems A/S	144,610	12,998,374

		33,829,035

Industrial Conglomerates–0.8%
Siemens AG (REG)	88,230	12,450,077

Machinery–1.1%
FANUC Corp.	16,100	3,264,332
Hoshizaki Corp.	34,600	3,039,373
IHI Corp.	302,900	10,558,684
Kone Oyj–Class B	32,890	1,743,475

		18,605,864

Professional Services–1.8%
Adecco Group AG (REG)	61,420	$4,784,895
Intertek Group PLC	61,350	4,100,819
Recruit Holdings Co., Ltd.	215,300	4,661,991
RELX NV	189,350	4,028,135
RELX PLC	321,150	7,048,053
Wolters Kluwer NV	99,810	4,612,723

		29,236,616

Road & Rail–0.1%
Central Japan Railway Co.	12,700	2,228,718

Trading Companies & Distributors–0.1%
Brenntag AG	26,243	1,462,938

Transportation Infrastructure–0.3%
Aena SME SA(b)	29,480	5,327,838

		196,528,204

Consumer Discretionary–10.7%
Auto Components–3.0%
Continental AG	15,760	4,002,555
Delphi Automotive PLC	103,380	10,172,592
Faurecia	161,660	11,218,547
Hankook Tire Co., Ltd.	96,780	5,096,456
Magna International, Inc. (New York)–Class A	221,480	11,822,602
Valeo SA	109,006	8,088,334

		50,401,086

Automobiles–1.5%
Honda Motor Co., Ltd.	371,100	10,962,485
Peugeot SA	553,540	13,177,114

		24,139,599

Distributors–0.3%
PALTAC Corp.	133,700	5,217,986

Hotels, Restaurants & Leisure–0.6%
Aristocrat Leisure Ltd.	362,560	5,988,602
InterContinental Hotels Group PLC	81,180	4,294,474

		10,283,076

Household Durables–1.7%
Fujitsu General Ltd.	126,900	2,568,290
Nikon Corp.	162,800	2,823,169
Panasonic Corp.	1,575,400	22,862,149

		28,253,608

Internet & Direct Marketing Retail–0.4%
Ctrip.com International Ltd. (ADR)(a)	81,560	4,301,475
Start Today Co., Ltd.	87,100	2,760,209

		7,061,684

Leisure Products–0.6%
Amer Sports Oyj(a)	270,740	7,187,668
Bandai Namco Holdings, Inc.	93,800	3,222,481

		10,410,149

8	Sanford C. Bernstein Fund, Inc.—2017 Annual Report

Company	Shares	U.S. $ Value

Media–0.3%
CTS Eventim AG & Co. KGaA	108,120	$4,723,806

Multiline Retail–0.5%
B&M European Value Retail SA	993,050	5,158,802
Don Quijote Holdings Co., Ltd.	61,000	2,280,037

		7,438,839

Textiles, Apparel & Luxury Goods–1.8%
HUGO BOSS AG	196,410	17,330,669
LVMH Moet Hennessy Louis Vuitton SE	16,470	4,552,921
Pandora A/S	35,699	3,529,640
Samsonite International SA	935,500	4,017,383

		29,430,613

		177,360,446

Consumer Staples–10.1%
Beverages–1.5%
Coca-Cola Bottlers Japan, Inc.	207,800	6,730,570
Diageo PLC	100,980	3,320,778
Royal Unibrew A/S	78,090	4,278,904
Suntory Beverage & Food Ltd.	83,000	3,691,953
Treasury Wine Estates Ltd.	541,390	5,824,145

		23,846,350

Food & Staples Retailing–0.4%
Tsuruha Holdings, Inc.	58,600	7,006,556

Food Products–2.3%
Calbee, Inc.	77,800	2,732,444
Nestle SA (REG)	117,770	9,885,760
Orkla ASA	1,238,650	12,710,632
Salmar ASA	116,300	3,288,977
WH Group Ltd.(b)	9,443,000	10,056,817

		38,674,630

Household Products–2.2%
Henkel AG & Co. KGaA (Preference Shares)	94,590	12,887,182
Pigeon Corp.	117,600	4,020,242
Reckitt Benckiser Group PLC	164,767	15,054,434
Unicharm Corp.	180,200	4,127,548

		36,089,406

Personal Products–0.9%
Godrej Consumer Products Ltd.	290,910	4,089,455
Kose Corp.	51,200	5,868,656
Unilever PLC	82,450	4,772,150

		14,730,261

Tobacco–2.8%
British American Tobacco PLC	465,407	29,136,203
Japan Tobacco, Inc.	448,300	14,691,213
Scandinavian Tobacco Group A/S(b)	144,070	2,555,905

		46,383,321

		166,730,524

Materials–6.4%
Chemicals–4.2%
Air Water, Inc.	362,900	$6,700,838
Arkema SA	95,739	11,747,354
Chr Hansen Holding A/S	85,320	7,324,084
Covestro AG(b)	37,600	3,235,505
Croda International PLC	98,550	5,011,073
Incitec Pivot Ltd.	2,805,080	7,947,139
Johnson Matthey PLC	292,650	13,419,524
Nippon Shokubai Co., Ltd.	161,700	11,429,596
Umicore SA	31,430	2,601,953

		69,417,066

Construction Materials–0.4%
CRH PLC (London)	152,641	5,796,755

Containers & Packaging–0.2%
Amcor Ltd./Australia	326,830	3,909,004

Metals & Mining–1.6%
BlueScope Steel Ltd.	618,297	5,341,166
First Quantum Minerals Ltd.	505,450	5,675,299
Gerdau SA (Preference Shares)	2,474,900	8,626,966
Yamato Kogyo Co., Ltd.	257,700	6,985,155

		26,628,586

		105,751,411

Telecommunication Services–6.4%
Diversified Telecommunication Services–5.6%
BT Group PLC	5,293,960	20,135,540
China Unicom Hong Kong Ltd.(a)	7,896,000	11,039,182
Com Hem Holding AB	257,080	3,680,410
Deutsche Telekom AG (REG)	458,820	8,568,143
HKT Trust & HKT Ltd.–Class SS	4,540,000	5,521,276
Nippon Telegraph & Telephone Corp.	631,500	28,935,769
TDC A/S	1,778,920	10,432,587
Telekomunikasi Indonesia Persero Tbk PT	12,078,000	4,200,479

		92,513,386

Wireless Telecommunication Services–0.8%
Vodafone Group PLC	4,616,310	12,926,533

		105,439,919

Health Care–6.3%
Biotechnology–0.8%
Genmab A/S(a)	24,720	5,466,698
Grifols SA (ADR)	352,480	7,715,787

		13,182,485

Health Care Equipment & Supplies–0.6%
Cochlear Ltd.	19,760	2,471,664

Schedule of Investments—International Portfolio	9

Company	Shares	U.S. $ Value

Essilor International SA	65,740	$8,147,653

		10,619,317

Health Care Providers & Services–0.2%
Apollo Hospitals Enterprise Ltd.	225,112	3,468,443

Life Sciences Tools & Services–0.9%
Eurofins Scientific SE	22,508	14,240,842

Pharmaceuticals–3.8%
Novo Nordisk A/S–Class B	82,860	3,983,803
Recordati SpA	76,481	3,529,350
Roche Holding AG	70,052	17,906,702
Sanofi	244,240	24,313,269
Shionogi & Co., Ltd.	43,800	2,394,408
Teva Pharmaceutical Industries Ltd.	4,710	83,811
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	460,830	8,110,608
Vectura Group PLC(a)	1,546,140	2,204,424

		62,526,375

		104,037,462

Energy–4.3%
Oil, Gas & Consumable Fuels–4.3%
Caltex Australia Ltd.	96,560	2,436,345
Canadian Natural Resources Ltd. (Toronto)	246,630	8,260,202
JXTG Holdings, Inc.	2,822,600	14,553,947
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	645,390	19,547,287
Royal Dutch Shell PLC–Class A	350,806	10,601,993
Royal Dutch Shell PLC–Class B	191,340	5,890,612
TOTAL SA	66,713	3,582,117
YPF SA (Sponsored ADR)	321,863	7,171,108

		72,043,611

Utilities–1.8%
Electric Utilities–0.6%
EDP–Energias de Portugal SA	2,399,595	9,048,140
Endesa SA	70,970	1,601,441

		10,649,581

Multi-Utilities–0.2%
Suez	132,295	$2,415,557

Water Utilities–1.0%
Beijing Enterprises Water Group Ltd.(a)	10,150,000	8,208,600
Cia de Saneamento Basico do Estado de Sao Paulo	257,900	2,709,980
Pennon Group PLC	533,144	5,692,513

		16,611,093

		29,676,231

Real Estate–0.4%
Real Estate Management & Development–0.4%
Leopalace21 Corp.	520,700	3,628,725
SM Prime Holdings, Inc.	5,767,400	3,915,345

		7,544,070

Total Common Stocks (cost $1,353,763,010)		1,588,749,809

Principal Amount (000)
SHORT-TERM INVESTMENTS–2.1%
Repurchase Agreements–2.1%
State Street Bank & Trust Co.	$35,728	35,728,289
0.12%, dated 9/29/17 due 10/02/17 in the amount of $35,728,646 (collateralized by $38,195,000 U.S. Treasury Notes, 1.625% due 2/15/26, value $36,443,683) (cost $35,728,289)
Total Investments—98.0% (cost $1,389,491,299)		1,624,478,098

Other assets less liabilities—2.0%		32,643,086

Net Assets—100.0%		$1,657,121,184

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Mini MSCI EAFE Futures	94	December 2017	USD	5	$9,267,336	$9,298,480	$31,144

10	Sanford C. Bernstein Fund, Inc.—2017 Annual Report

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	BRL	7,613	USD	2,442	10/03/17	$38,282
Bank of America, NA	USD	2,403	BRL	7,613	10/03/17	645
Barclays Bank PLC	KRW	24,689,935	USD	21,790	10/26/17	223,989
Barclays Bank PLC	USD	8,199	CNY	54,752	11/16/17	17,396
Barclays Bank PLC	TWD	338,539	USD	11,322	11/22/17	154,832
Barclays Bank PLC	CAD	53,755	USD	43,394	12/18/17	291,565
Barclays Bank PLC	EUR	2,332	USD	2,804	12/18/17	36,216
Barclays Bank PLC	GBP	1,629	USD	2,151	12/18/17	(37,207)
Barclays Bank PLC	INR	159,244	USD	2,460	12/18/17	45,109
Barclays Bank PLC	KRW	1,837,989	USD	1,638	12/18/17	32,178
Barclays Bank PLC	USD	45,454	JPY	4,968,278	12/18/17	(1,139,484)
Barclays Bank PLC	USD	4,313	ZAR	56,534	12/18/17	(187,101)
BNP Paribas SA	GBP	2,737	USD	3,665	12/18/17	(11,372)
BNP Paribas SA	HKD	318,817	USD	40,850	12/18/17	(40,730)
Citibank, NA	BRL	17,575	USD	5,547	10/03/17	(1,664)
Citibank, NA	USD	5,548	BRL	17,575	10/03/17	1,489
Citibank, NA	USD	4,376	RUB	252,485	11/22/17	(32,772)
Citibank, NA	AUD	1,473	USD	1,155	12/18/17	398
Citibank, NA	CNY	27,076	USD	4,039	12/18/17	(14,798)
Citibank, NA	NOK	184,282	USD	23,730	12/18/17	552,167
Credit Suisse International	USD	13,920	CHF	13,439	12/18/17	29,422
Credit Suisse International	USD	25,302	EUR	21,019	12/18/17	(354,398)
Credit Suisse International	USD	20,054	GBP	15,328	12/18/17	533,537
Credit Suisse International	USD	7,178	NOK	55,814	12/18/17	(158,286)
Credit Suisse International	USD	7,586	SEK	61,660	12/18/17	18,427
Credit Suisse International	USD	21,358	SEK	171,367	12/18/17	(224,449)
Deutsche Bank AG	ILS	56,404	USD	15,948	12/18/17	(52,717)
Deutsche Bank AG	USD	3,964	CAD	4,924	12/18/17	(16,079)
Deutsche Bank AG	USD	10,412	GBP	8,109	12/18/17	479,331
Deutsche Bank AG	USD	8,803	HUF	2,251,553	12/18/17	(234,524)
Goldman Sachs Bank USA	USD	101,962	EUR	85,003	12/18/17	(1,073,146)
Royal Bank of Scotland PLC	EUR	13,213	USD	15,684	12/18/17	1,913
Royal Bank of Scotland PLC	JPY	3,383,432	USD	30,506	12/18/17	326,898
Royal Bank of Scotland PLC	USD	33,277	CHF	31,620	12/18/17	(455,822)
Standard Chartered Bank	BRL	25,188	USD	7,951	10/03/17	(2,134)
Standard Chartered Bank	USD	7,893	BRL	25,188	10/03/17	59,441
Standard Chartered Bank	BRL	25,188	USD	7,861	11/03/17	(57,089)
Standard Chartered Bank	CNY	469,656	USD	71,594	11/16/17	1,110,573
Standard Chartered Bank	INR	2,758,398	USD	42,744	11/29/17	818,599
Standard Chartered Bank	USD	33,474	AUD	42,059	12/18/17	(512,534)
State Street Bank & Trust Co.	EUR	4,962	USD	5,940	12/18/17	50,264
State Street Bank & Trust Co.	USD	2,638	NZD	3,652	12/18/17	(4,182)
State Street Bank & Trust Co.	USD	13,320	SEK	105,468	12/18/17	(313,018)
State Street Bank & Trust Co.	USD	4,332	TRY	15,345	12/18/17	(119,241)
UBS AG	USD	39,823	GBP	30,409	12/18/17	1,019,461

						$799,385

Schedule of Investments—International Portfolio	11

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the aggregate market value of these securities amounted to $35,563,419 or 2.1% of net assets.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

HUF—Hungarian Forint

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

RUB—Russian Ruble

SEK—Swedish Krona

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

EAFE—Europe, Australia, and Far East

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

REG—Registered Shares

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Emerging Markets Portfolio

September 30, 2017

Company	Shares	U.S. $ Value

COMMON STOCKS–99.1%
Information Technology–29.3%
Electronic Equipment, Instruments & Components–6.2%
Elite Material Co., Ltd.	3,214,000	$15,305,895
FIT Hon Teng Ltd.(a)(b)	14,920,000	9,607,200
Kingboard Chemical Holdings Ltd.	1,720,500	9,163,012
Largan Precision Co., Ltd.	145,000	25,580,178
LG Display Co., Ltd.	126,300	3,383,335
LG Innotek Co., Ltd.	34,540	4,665,321
Merry Electronics Co., Ltd.	964,000	6,095,728
Sunny Optical Technology Group Co., Ltd.	804,000	12,907,408
Tripod Technology Corp.	1,336,000	4,634,995

		91,343,072

Internet Software & Services–6.7%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	307,630	53,130,777
NetEase, Inc. (ADR)	66,023	17,417,528
Tencent Holdings Ltd.	673,000	29,424,015

		99,972,320

IT Services–0.4%
Cielo SA	889,760	6,174,929

Semiconductors & Semiconductor Equipment–7.1%
Hua Hong Semiconductor Ltd.(b)	3,743,000	5,084,806
Realtek Semiconductor Corp.	3,308,000	11,428,020
SK Hynix, Inc.	311,200	22,695,905
Taiwan Semiconductor Manufacturing Co., Ltd.	8,363,120	59,900,479
Winbond Electronics Corp.	6,409,000	5,597,057

		104,706,267

Technology Hardware, Storage & Peripherals–8.9%
Pegatron Corp.	2,876,000	7,488,584
Quanta Computer, Inc.	7,000	16,150
Samsung Electronics Co., Ltd.	41,724	93,888,263
Samsung Electronics Co., Ltd. (Preference Shares)	17,243	31,189,834

		132,582,831

		434,779,419

Financials–28.6%
Banks–19.3%
Agricultural Bank of China Ltd.–Class H	29,432,000	13,248,823
Banco Davivienda SA (Preference Shares)	663,465	7,514,382
Banco Macro SA (ADR)	74,536	8,746,800

12	Sanford C. Bernstein Fund, Inc.—2017 Annual Report

Company	Shares	U.S. $ Value

Bank Central Asia Tbk PT	5,463,500	$8,238,577
Bank Mandiri Persero Tbk PT	22,146,000	11,067,011
Bank of China Ltd.–Class H	20,308,000	10,087,444
BGEO Group PLC	43,680	1,907,332
China CITIC Bank Corp., Ltd.–Class H	14,015,000	8,945,115
China Construction Bank Corp.–Class H	37,598,000	31,411,315
China Merchants Bank Co., Ltd.–Class H	2,273,000	8,048,811
Credicorp Ltd.	68,603	14,064,987
Grupo Financiero Banorte SAB de CV–Class O	1,072,820	7,386,021
Grupo Financiero Galicia SA (ADR)	90,350	4,656,639
Hana Financial Group, Inc.	745,380	30,923,402
HDFC Bank Ltd.	809,774	22,517,965
IndusInd Bank Ltd.	371,370	9,538,349
Industrial & Commercial Bank of China Ltd.–Class H	7,251,000	5,420,188
Itau Unibanco Holding SA (Preference Shares)	1,079,340	14,773,342
Kasikornbank PCL	1,181,800	7,583,364
KB Financial Group, Inc.	524,987	25,828,896
OTP Bank PLC	113,810	4,272,636
Sberbank of Russia PJSC (Sponsored ADR)	1,224,279	17,470,025
State Bank of India	862,650	3,364,934
Turkiye Is Bankasi–Class C	5,134,254	9,769,202

		286,785,560

Capital Markets–0.4%
China Everbright Ltd.	2,314,000	5,343,854

Consumer Finance–0.6%
Gentera SAB de CV	1,527,310	2,474,226
KRUK SA	79,370	6,382,879

		8,857,105

Diversified Financial Services–1.2%
Chailease Holding Co., Ltd.	416,000	1,004,835
FirstRand Ltd.	960,090	3,691,892
Haci Omer Sabanci Holding AS	3,555,177	9,997,940
Power Finance Corp. Ltd.	1,862,690	3,489,873

		18,184,540

Insurance–5.2%
AIA Group Ltd.	3,115,400	23,064,237
Dongbu Insurance Co., Ltd.	123,740	7,905,578
Max Financial Services Ltd.(a)	582,068	5,272,445
New China Life Insurance Co., Ltd.–Class H	2,049,500	11,656,201
PICC Property & Casualty Co., Ltd.–Class H	9,692,000	17,192,662
Ping An Insurance Group Co. of China Ltd.–Class H	710,500	5,488,191
Powszechny Zaklad Ubezpieczen SA	542,900	6,851,896

		77,431,210

Thrifts & Mortgage Finance–1.9%
Housing Development Finance Corp., Ltd.	1,014,792	$26,902,850
Indiabulls Housing Finance Ltd.	104,145	1,910,807

		28,813,657

		425,415,926

Consumer Discretionary–9.8%
Auto Components–0.8%
Hankook Tire Co., Ltd.	235,930	12,424,125

Automobiles–0.2%
Tata Motors Ltd.(a)	250,764	1,554,479
Tata Motors Ltd.–Class A(a)	421,683	1,443,621

		2,998,100

Diversified Consumer Services–1.8%
Kroton Educacional SA	795,800	5,037,902
New Oriental Education & Technology Group, Inc. (Sponsored ADR)	133,694	11,799,832
RYB Education, Inc. (ADR)(a)	2,469	70,366
Tarena International, Inc. (ADR)	698,974	10,170,072

		27,078,172

Hotels, Restaurants & Leisure–0.8%
Galaxy Entertainment Group Ltd.	894,000	6,320,085
Premium Leisure Corp.	160,805,000	5,096,429

		11,416,514

Household Durables–0.9%
Basso Industry Corp.	2,075,000	5,798,558
Cuckoo Electronics Co., Ltd.	26,188	2,933,266
Skyworth Digital Holdings Ltd.	9,047,314	4,636,805

		13,368,629

Internet & Direct Marketing Retail–0.5%
Ctrip.com International Ltd. (ADR)(a)	113,760	5,999,702
MakeMyTrip Ltd.(a)	60,830	1,748,863

		7,748,565

Media–3.2%
IMAX China Holding, Inc.(a)(b)	1,090,800	3,295,468
Megacable Holdings SAB de CV	1,106,560	4,609,148
Naspers Ltd.–Class N	155,303	33,572,258
Sun TV Network Ltd.	454,347	5,321,868

		46,798,742

Specialty Retail–0.3%
Chow Tai Fook Jewellery Group Ltd.	3,490,800	4,192,086

Textiles, Apparel & Luxury Goods–1.3%
Li Ning Co., Ltd.(a)	11,663,500	10,440,496

Schedule of Investments—Emerging Markets Portfolio	13

Company	Shares	U.S. $ Value

Welspun India Ltd.	4,189,342	$4,366,966
Yue Yuen Industrial Holdings Ltd.	1,183,000	4,513,755

		19,321,217

		145,346,150

Energy–7.3%
Energy Equipment & Services–0.1%
TMK PJSC (GDR)(b)	329,380	1,572,790

Oil, Gas & Consumable Fuels–7.2%
Cosan SA Industria e Comercio	869,900	9,942,813
Gran Tierra Energy, Inc.(a)	832,930	1,889,154
KazMunaiGas Exploration Production JSC (GDR)(b)	220,704	2,184,970
LUKOIL PJSC (Sponsored ADR)	555,259	29,445,499
Novatek PJSC (Sponsored GDR)(b)	105,190	12,359,356
PetroChina Co., Ltd.–Class H	7,956,000	5,063,619
Petroleo Brasileiro SA (Preference Shares)(a)	1,723,500	8,325,956
S-Oil Corp.	40,990	4,577,846
Tatneft PJSC (Sponsored ADR)	191,717	8,289,843
YPF SA (Sponsored ADR)	1,120,279	24,959,816

		107,038,872

		108,611,662

Materials–6.1%
Chemicals–0.9%
Kumho Petrochemical Co., Ltd.	148,740	9,396,619
Sinopec Shanghai Petrochemical Co., Ltd.–Class H	1,638,000	978,619
Synthos SA	2,633,734	3,713,389

		14,088,627

Construction Materials–0.9%
Anhui Conch Cement Co., Ltd.–Class H	2,475,000	9,933,964
Grupo Cementos de Chihuahua SAB de CV	664,550	3,401,576

		13,335,540

Metals & Mining–4.3%
Aluminum Corp. of China Ltd.(a)	4,070,000	3,651,484
Gerdau SA (Preference Shares)	2,884,400	10,054,395
KGHM Polska Miedz SA	351,341	11,318,085
MMC Norilsk Nickel PJSC (ADR)	323,160	5,558,352
Novolipetsk Steel PJSC (GDR)(b)	139,613	3,180,195
Polyus PJSC (GDR)(b)	87,140	3,375,804
POSCO	65,808	18,287,021
Real Gold Mining Ltd.(a)(c)(d)(e)	1,788,000	0
Vedanta Ltd.	1,709,365	8,278,624

		63,703,960

		91,128,127

Consumer Staples–6.0%
Food & Staples Retailing–2.8%
Dino Polska SA(a)(b)	219,270	3,996,565

E-MART, Inc.	39,220	$7,154,312
Lenta Ltd. (GDR)(a)(b)	1,269,154	7,843,372
X5 Retail Group NV (GDR)(a)(b)	500,802	22,481,001

		41,475,250

Food Products–1.8%
BRF SA(a)	199,500	2,876,771
China Agri-Industries Holdings Ltd.	7,097,000	3,311,720
Industrias Bachoco SAB de CV	739,600	4,098,870
JBS SA	1,333,800	3,579,654
MHP SE (GDR)(b)	178,090	1,994,608
WH Group Ltd.(b)	10,124,500	10,782,616

		26,644,239

Personal Products–0.5%
Amorepacific Corp.	15,339	3,482,028
LG Household & Health Care Ltd.	5,180	4,233,187

		7,715,215

Tobacco–0.9%
ITC Ltd.	3,261,267	12,884,232

		88,718,936

Health Care–3.1%
Biotechnology–1.0%
China Biologic Products Holdings, Inc.(a)	151,520	13,980,750

Health Care Equipment & Supplies–0.2%
Yestar Healthcare Holdings Co., Ltd.	7,452,500	3,291,403

Health Care Providers & Services–0.9%
Qualicorp SA	288,100	3,447,576
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	3,412,500	8,360,735
Wuxi Biologics Cayman, Inc.(a)(b)	401,600	2,044,167

		13,852,478

Pharmaceuticals–1.0%
China Medical System Holdings Ltd.	5,442,000	9,530,281
China Resources Pharmaceutical Group Ltd.(b)	4,608,400	5,481,778

		15,012,059

		46,136,690

Telecommunication Services–3.1%
Diversified Telecommunication Services–2.3%
China Unicom Hong Kong Ltd.(a)	17,026,000	23,803,586
KT Corp.	28,332	722,299
KT Corp. (Sponsored ADR)	129,470	1,795,749
Tower Bersama Infrastructure Tbk PT	14,787,700	7,221,261

		33,542,895

Wireless Telecommunication Services–0.8%
Safaricom Ltd.	17,506,600	4,242,996

14	Sanford C. Bernstein Fund, Inc.—2017 Annual Report

Company	Shares	U.S. $ Value

Sarana Menara Nusantara Tbk PT	5,848,000	$1,940,794
Turkcell Iletisim Hizmetleri AS	1,633,551	5,809,750

		11,993,540

		45,536,435

Industrials–2.5%
Airlines–1.0%
Air Arabia PJSC	4,170,300	1,297,329
Air China Ltd.–Class H	6,004,000	4,993,819
China Southern Airlines Co., Ltd.–Class H	4,214,000	2,904,422
Turk Hava Yollari AO(a)	2,342,520	5,751,669

		14,947,239

Construction & Engineering–0.3%
China Railway Group Ltd.–Class H	5,356,000	4,450,319

Industrial Conglomerates–0.3%
SM Investments Corp.	227,105	3,950,703
Turkiye Sise ve Cam Fabrikalari AS	409,871	471,649

		4,422,352

Marine–0.1%
COSCO SHIPPING Energy Transportation Co., Ltd.–Class H	2,196,000	1,223,115

Professional Services–0.3%
51job, Inc. (ADR)(a)	80,486	4,878,256

Road & Rail–0.5%
Globaltrans Investment PLC (Sponsored GDR)(b)	842,520	7,885,987

		37,807,268

Real Estate–1.8%
Real Estate Management & Development–1.8%
Aldar Properties PJSC	9,663,200	6,142,889
Ayala Land, Inc.	8,694,000	7,455,556
China Resources Land Ltd.	610,000	1,875,571
CIFI Holdings Group Co., Ltd.	17,634,000	9,853,443
SM Prime Holdings, Inc.	2,930,000	1,989,104

		27,316,563

Utilities–1.5%
Electric Utilities–0.9%
Centrais Eletricas Brasileiras SA(a)	1,409,100	8,791,442

Centrais Eletricas Brasileiras SA (Preference Shares)	251,000	$1,798,207
Equatorial Energia SA	182,800	3,535,197

		14,124,846

Water Utilities–0.6%
Cia de Saneamento Basico do Estado de Sao Paulo	344,900	3,624,164
Cia de Saneamento de Minas Gerais–COPASA	358,329	4,842,360

		8,466,524

		22,591,370

Total Common Stocks (cost $1,210,816,474)		1,473,388,546

WARRANTS–0.3%
Information Technology–0.3%
Electronic Equipment, Instruments & Components–0.3%
FPT Corp., Macquarie Bank Ltd., expiring 3/31/20(a) (cost $3,799,630)	2,037,478	4,371,790

Principal Amount (000)
SHORT-TERM INVESTMENTS–0.2%
Repurchase Agreements–0.2%
State Street Bank & Trust Co.	$2,952	2,951,634
0.12%, dated 9/29/17 due 10/02/17 in the amount of $2,951,663 (collateralized by $3,205,000 U.S. Treasury Notes, 1.50% to due 8/15/26, value $3,011,206) (cost $2,951,634)
Total Investments—99.6% (cost $1,217,567,738)		1,480,711,970

Other assets less liabilities—0.4%		5,357,433

Net Assets—100.0%		$1,486,069,403

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	2,652	BRL	8,505	11/03/17	$21,718
Bank of America, NA	USD	4,271	EUR	3,621	11/15/17	17,930
Barclays Bank PLC	HKD	305,147	USD	39,097	11/15/17	(8,812)

Schedule of Investments—Emerging Markets Portfolio	15

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	KRW	72,018,951	USD	63,998	11/15/17	$1,081,273
Barclays Bank PLC	USD	5,967	INR	384,363	11/15/17	(116,056)
Barclays Bank PLC	ZAR	50,318	USD	3,690	11/15/17	(772)
Barclays Bank PLC	USD	1,478	INR	97,341	11/29/17	1,292
BNP Paribas SA	MXN	94,699	USD	5,177	11/15/17	12,903
Citibank, NA	BRL	58,508	USD	18,468	10/03/17	(4,957)
Citibank, NA	USD	18,468	BRL	58,508	10/03/17	5,540
Citibank, NA	ARS	89,149	USD	4,925	11/15/17	(104,698)
Citibank, NA	USD	25,446	CNY	170,693	11/15/17	172,718
Citibank, NA	USD	4,396	INR	284,292	11/15/17	(68,095)
Citibank, NA	USD	14,711	KRW	16,778,943	11/15/17	(52,433)
Citibank, NA	USD	32,802	MXN	598,060	11/15/17	(188,802)
Citibank, NA	USD	50,779	ZAR	681,221	11/15/17	(809,345)
Citibank, NA	USD	3,691	CNY	24,577	11/16/17	(2,860)
Citibank, NA	RUB	2,361,097	USD	40,921	11/22/17	306,464
Credit Suisse International	BRL	58,508	USD	18,474	10/03/17	875
Credit Suisse International	USD	18,468	BRL	58,508	10/03/17	4,957
Credit Suisse International	USD	18,399	BRL	58,508	11/03/17	(5,929)
HSBC Bank USA	HKD	66,588	USD	8,547	11/15/17	13,163
HSBC Bank USA	HKD	29,392	USD	3,763	11/15/17	(3,336)
HSBC Bank USA	USD	3,743	HKD	29,219	11/15/17	1,194
HSBC Bank USA	ZAR	49,489	USD	3,759	11/15/17	128,567
JPMorgan Chase Bank, NA	KRW	11,194,442	USD	9,980	11/15/17	200,351
JPMorgan Chase Bank, NA	USD	4,501	IDR	60,559,588	11/15/17	(22,353)
JPMorgan Chase Bank, NA	USD	19,300	ZAR	254,065	11/15/17	(664,092)
Royal Bank of Scotland PLC	ZAR	98,799	USD	7,368	11/15/17	121,154
State Street Bank & Trust Co.	HKD	38,419	USD	4,928	11/15/17	4,743

						$42,302

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the aggregate market value of these securities amounted to $103,170,683 or 6.9% of net assets.
(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(d)	Illiquid security.
(e)	Fair valued by the Adviser.

Currency Abbreviations:

ARS—Argentine Peso

BRL—Brazilian Real

CNY—Chinese Yuan Renminbi

EUR—Euro

HKD—Hong Kong Dollar

IDR—Indonesian Rupiah

INR—Indian Rupee

KRW—South Korean Won

MXN—Mexican Peso

RUB—Russian Ruble

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

JSC—Joint Stock Company

PJSC—Public Joint Stock Company

See notes to financial statements.

16	Sanford C. Bernstein Fund, Inc.—2017 Annual Report

SCB–ST–1946–0917

Sanford C. Bernstein Fund, Inc.

September 30, 2017

Schedule of Investments To the Annual
Report For the Taxable Bond Portfolios

Short Duration Plus

Intermediate Duration

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and Short Duration Plus Class Shareholders of Short Duration Plus Portfolio and Shareholders of Intermediate Duration Portfolio

In our opinion, the accompanying schedules of investments to the annual report for the Taxable Bond Portfolios, and the related statements of assets and liabilities, of operations and of changes in net assets and the financial highlights, which appear in the Sanford C. Bernstein Fund, Inc. September 30, 2017 Annual Report for the Fixed Income Taxable Portfolios, present fairly, in all material respects, the financial position of Short Duration Plus Portfolio and Intermediate Duration Portfolio (two of the fifteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Portfolios”) as of September 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

November 29, 2017

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Plus Portfolio

September 30, 2017

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS-TREASURIES–31.4%
United States–31.4%
U.S. Treasury Notes 0.875%, 11/30/17(a)	U.S.$	1,836	$1,834,926
0.875%, 9/15/19		7,346	7,260,765
1.125%, 1/31/19		16,392	16,330,032
1.25%, 12/31/18–4/30/19		13,173	13,141,376
1.375%, 7/31/19–1/31/21		24,638	24,540,153
1.50%, 8/15/20		8,860	8,833,697
1.625%, 12/31/19		8,678	8,696,482

Total Governments-Treasuries (cost $80,796,127)			80,637,431

CORPORATES-INVESTMENT GRADE–22.6%
Financial Institutions–14.7%
Banking–13.9%
ABN AMRO Bank NV 2.50%, 10/30/18(b)		1,249	1,258,567
American Express Credit Corp. 2.125%, 3/18/19		684	687,523
Banco Santander SA 3.50%, 4/11/22		200	204,946
Bank of America NA 1.65%, 3/26/18		860	860,593
Bank of Montreal 1.35%, 8/28/18		1,109	1,105,873
Barclays PLC 2.00%, 3/16/18		880	880,625
BB&T Corp. 2.25%, 2/01/19		834	839,154
BNP Paribas SA 2.375%, 5/21/20		925	933,510
Capital One NA/Mclean VA 1.85%, 9/13/19		1,000	993,650
Citigroup, Inc. 2.017% (LIBOR 3 Month + 0.70%), 11/24/17(c)		827	827,662
2.05%, 6/07/19		717	717,359
Credit Agricole SA/London 3.00%, 10/01/17(b)		1,167	1,167,000
Danske Bank A/S 1.65%, 9/06/19(b)		1,000	993,210
Deutsche Bank AG Series G 2.85%, 5/10/19		717	724,270
Goldman Sachs Group, Inc. (The) 2.473% (LIBOR 3 Month + 1.16%), 4/23/20(c)		730	741,804
HSBC USA, Inc. 1.70%, 3/05/18		737	737,582
	Principal Amount (000)		U.S. $ Value

Huntington National Bank (The) 2.20%, 11/06/18	U.S.$	940	$942,726
2.375%, 3/10/20		650	653,803
ING Bank NV 2.50%, 10/01/19(b)		1,000	1,008,859
ING Groep NV 3.15%, 3/29/22		589	600,491
JPMorgan Chase & Co. 1.826% (LIBOR 3 Month + 0.51%), 3/01/18(c)		747	748,180
2.295%, 8/15/21		474	473,346
KeyBank NA/Cleveland OH 1.70%, 6/01/18		1,270	1,271,207
Manufacturers & Traders Trust Co. 2.30%, 1/30/19		950	955,320
Morgan Stanley 1.875%, 1/05/18		716	716,508
5.625%, 9/23/19		740	790,009
Nordea Bank AB 2.375%, 4/04/19(b)		975	982,244
PNC Bank NA 1.80%, 11/05/18		940	940,273
Royal Bank of Canada Series G 1.80%, 7/30/18		825	826,188
Santander UK Group Holdings PLC 2.875%, 8/05/21		800	804,200
Societe Generale SA 2.75%, 10/12/17		1,220	1,220,342
Sumitomo Mitsui Banking Corp. 1.966%, 1/11/19		1,039	1,039,332
Svenska Handelsbanken AB 1.50%, 9/06/19		995	988,144
UBS AG/Stamford CT 1.80%, 3/26/18		1,372	1,374,154
US Bank NA/Cincinnati OH 1.40%, 4/26/19		870	865,380
1.45%, 1/29/18		1,000	999,980
1.794% (LIBOR 3 Month + 0.48%), 10/28/19(c)		714	718,220
Wells Fargo & Co. 2.125%, 4/22/19		1,190	1,195,403
3.069%, 1/24/23		554	563,302
Westpac Banking Corp. 1.60%, 8/19/19		292	290,578
1.65%, 5/13/19		1,150	1,145,722

			35,787,239

Insurance–0.8%
MetLife, Inc. 1.756%, 12/15/17		1,060	1,060,657
Pricoa Global Funding I 1.45%, 9/13/19(b)		834	826,185
Principal Life Global Funding II 1.50%, 4/18/19(b)		197	195,834

			2,082,676

			37,869,915

Schedule of Investments—Short Duration Plus Portfolio	1

Principal Amount (000)			U.S. $ Value

Industrial–7.3%
Basic–0.3%
Dow Chemical Co. (The) 8.55%, 5/15/19	U.S.$	584	$645,197

Capital Goods–0.4%
Caterpillar Financial Services Corp. 1.931%, 10/01/21		272	268,502
2.10%, 1/10/20		729	732,805

			1,001,307

Communications-Media–0.3%
NBCUniversal Media LLC 5.15%, 4/30/20		734	793,234

Communications-Telecommunications–0.9%
AT&T, Inc. 1.40%, 12/01/17		1,696	1,695,746
2.85%, 2/14/23		620	616,509

			2,312,255

Consumer Cyclical-Automotive–2.1%
American Honda Finance Corp. 1.20%, 7/12/19		988	978,248
Daimler Finance North America LLC 1.50%, 7/05/19(b)		1,125	1,115,921
General Motors Financial Co., Inc. 3.10%, 1/15/19		800	811,024
3.15%, 1/15/20		667	679,466
Harley-Davidson Financial Services, Inc. 2.25%, 1/15/19(b)		930	931,730
Hyundai Capital Services, Inc. 1.625%, 8/30/19(b)		830	814,373

			5,330,762

Consumer Cyclical-Retailers–0.1%
Lowe’s Cos., Inc. 1.15%, 4/15/19		228	226,210

Consumer Non-Cyclical–1.2%
Anheuser-Busch InBev Finance, Inc. 1.90%, 2/01/19		688	690,153
Celgene Corp. 2.125%, 8/15/18		794	797,367
Kroger Co. (The) 6.15%, 1/15/20		609	662,172
Molson Coors Brewing Co. 2.25%, 3/15/20(b)		267	267,115
Mylan NV 2.50%, 6/07/19		709	711,850

			3,128,657

Energy–0.8%
Schlumberger Holdings Corp. 2.35%, 12/21/18(b)		1,234	1,240,516
Williams Partners LP 4.125%, 11/15/20		742	777,156

			2,017,672

Services–0.5%
eBay, Inc. 2.50%, 3/09/18	U.S.$	359	$360,540
Visa, Inc. 2.20%, 12/14/20		984	995,011

			1,355,551

Technology–0.7%
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(b)		438	438,031
Microsoft Corp. 1.10%, 8/08/19		700	693,833
QUALCOMM, Inc. 1.40%, 5/18/18		670	669,980

			1,801,844

			18,612,689

Utility–0.6%
Electric–0.6%
Dominion Energy, Inc. Series B 1.60%, 8/15/19		704	699,009
Georgia Power Co. 1.95%, 12/01/18		775	776,534

			1,475,543

Total Corporates-Investment Grade (cost $57,946,661)			57,958,147

ASSET-BACKED SECURITIES–15.8%
Autos-Fixed Rate–8.4%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		290	290,420
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		916	916,109
Americredit Automobile Receivables Trust Series 2016-4, Class A2A 1.34%, 4/08/20		349	348,346
AmeriCredit Automobile Receivables Trust Series 2017-3, Class A2A 1.69%, 12/18/20		295	294,744
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(b)		913	913,906
Series 2013-2A, Class A 2.97%, 2/20/20(b)		1,533	1,545,018
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(b)		380	379,976

2	Sanford C. Bernstein Fund, Inc.—2017 Annual Report

Principal Amount (000)			U.S. $ Value

California Republic Auto Receivables Trust Series 2015-2, Class A3 1.31%, 8/15/19	U.S.$	65	$65,096
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		1,262	1,261,266
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(b)		385	385,039
CPS Auto Trust Series 2017-A, Class A 1.68%, 8/17/20(b)		347	346,431
Drive Auto Receivables Trust Series 2016-CA, Class A3 1.67%, 11/15/19(b)		412	411,700
Series 2017-AA, Class A3 1.77%, 1/15/20(b)		609	608,618
DT Auto Owner Trust Series 2017-3A, Class A 1.73%, 8/17/20(b)		276	275,649
Enterprise Fleet Financing LLC Series 2014-2, Class A2 1.05%, 3/20/20(b)		16	15,874
Series 2015-1, Class A2 1.30%, 9/20/20(b)		152	152,390
Exeter Automobile Receivables Trust Series 2016-3A, Class A 1.84%, 11/16/20(b)		142	141,439
Series 2017-2A, Class A 2.11%, 6/15/21(b)		348	348,544
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		699	698,764
Flagship Credit Auto Trust Series 2016-3, Class A1 1.61%, 12/15/19(b)		257	256,860
Series 2016-4, Class A2 1.96%, 2/16/21(b)		870	867,515
Series 2017-3, Class A 1.88%, 10/15/21(b)		409	408,487
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(b)		1,062	1,070,144
Series 2016-1, Class A 2.31%, 8/15/27(b)		607	609,920
Ford Credit Floorplan Master Owner Trust Series 2016-1, Class A1 1.76%, 2/15/21		489	488,513
Series 2017-1, Class A1 2.07%, 5/15/22		660	662,055
GM Financial Automobile Leasing Trust Series 2015-2, Class A3 1.68%, 12/20/18		526	526,354

GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(b)	U.S.$	469	$468,924
Series 2016-1, Class A1 1.96%, 5/17/21(b)		711	712,339
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		188	187,546
Series 2015-1, Class A3 1.41%, 6/15/20		294	293,358
Hertz Vehicle Financing II LP Series 2015-1A, Class A 2.73%, 3/25/21(b)		546	546,323
Series 2015-2A, Class A 2.02%, 9/25/19(b)		470	468,398
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(b)		784	782,014
Series 2016-1A, Class A 2.32%, 3/25/20(b)		566	565,372
Honda Auto Receivables Owner Trust Series 2015-4, Class A3 1.23%, 9/23/19		663	661,711
Hyundai Auto Lease Securitization Trust Series 2015-B, Class A3 1.40%, 11/15/18(b)		163	162,545
Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18		179	178,718
Santander Drive Auto Receivables Trust Series 2013-2, Class E 2.98%, 4/15/20(b)		850	851,894
Series 2016-3, Class A2 1.34%, 11/15/19		226	225,710
Series 2017-3, Class A2 1.67%, 6/15/20		293	292,829
Westlake Automobile Receivables Trust Series 2016-2A, Class A2 1.57%, 6/17/19(b)		157	156,742
Wheels SPV 2 LLC Series 2016-1A, Class A3 1.87%, 5/20/25(b)		841	838,422

			21,682,022

Credit Cards-Fixed Rate–2.5%
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		1,050	1,060,619
Series 2015-2, Class A 1.56%, 3/15/21		534	534,195
Series 2015-4, Class A 1.72%, 8/16/21		523	523,419

Schedule of Investments—Short Duration Plus Portfolio	3

Principal Amount (000)			U.S. $ Value

Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22	U.S.$	995	$1,001,018
Series 2015-3, Class A 1.74%, 9/15/21		650	649,923
Series 2016-1, Class A 2.04%, 3/15/22		684	686,407
World Financial Network Credit Card Master Trust Series 2013-A, Class A 1.61%, 12/15/21		509	509,153
Series 2016-B, Class A 1.44%, 6/15/22		1,015	1,012,812
Series 2017-B, Class A 1.98%, 6/15/23		470	469,637

			6,447,183

Other ABS-Fixed Rate–2.3%
Ascentium Equipment Receivables Trust Series 2016-1A, Class A2 1.75%, 11/13/18(b)		63	63,154
CLUB Credit Trust Series 2017-P1, Class A 2.42%, 9/15/23(b)(d)		760	759,977
CNH Equipment Trust Series 2013-D, Class A4 1.37%, 10/15/20		1,364	1,364,101
Series 2014-B, Class A4 1.61%, 5/17/21		1,058	1,058,734
Series 2015-A, Class A4 1.85%, 4/15/21		546	546,324
Marlette Funding Trust Series 2016-1A, Class A 3.06%, 1/17/23(b)(d)		106	106,468
Series 2017-1A, Class A 2.827%, 3/15/24(b)(d)		289	289,748
Series 2017-2A, Class A 2.39%, 7/15/24(b)(d)		385	385,012
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(b)(d)		229	231,446
Series 2016-3, Class A 3.05%, 12/26/25(b)(d)		331	334,443
Series 2017-2, Class A 3.28%, 2/25/26(b)(d)		399	404,339
Series 2017-5, Class A2 2.78%, 9/25/26(b)(d)		430	428,577

			5,972,323

Credit Cards-Floating Rate–1.9%
Chase Issuance Trust Series 2013-A6, Class A6 1.654% (LIBOR 1 Month + 0.42%), 7/15/20(c)		1,991	1,996,630

Discover Card Execution Note Trust Series 2014-A1, Class A1 1.664% (LIBOR 1 Month + 0.43%), 7/15/21(c)	U.S.$	895	$899,299
Series 2015-A1, Class A1 1.584% (LIBOR 1 Month + 0.35%), 8/17/20(c)		836	836,824
World Financial Network Credit Card Master Trust Series 2015-A, Class A 1.714% (LIBOR 1 Month + 0.48%), 2/15/22(c)		1,123	1,124,943

			4,857,696

Autos-Floating Rate–0.7%
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A2 1.804% (LIBOR 1 Month + 0.57%), 1/15/22(c)		836	842,490
Hertz Fleet Lease Funding LP Series 2014-1, Class A 1.635% (LIBOR 1 Month + 0.40%), 4/10/28(b)(c)		15	14,504
Wells Fargo Dealer Floorplan Master Note Trust Series 2015-1, Class A 1.736% (LIBOR 1 Month + 0.50%), 1/20/20(c)		879	880,406

			1,737,400

Total Asset-Backed Securities (cost $40,632,072)			40,696,624

COMMERCIAL MORTGAGE-BACKED SECURITIES–7.8%
Non-Agency Fixed Rate CMBS–6.2%
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class XA 1.931%, 4/10/46(e)		14,023	632,390
Series 2015-GC29, Class A2 2.674%, 4/10/48		854	862,880
Commercial Mortgage Trust Series 2013-CR6, Class A2 2.122%, 3/10/46		645	645,532
Series 2013-LC6, Class XA 1.799%, 1/10/46(e)		1,444	70,374
Series 2014-CR16, Class A2 3.042%, 4/10/47		1,068	1,084,909
Series 2014-CR19, Class A2 2.965%, 8/10/47		1,300	1,323,848
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.593%, 2/10/46(e)		9,437	602,114

4	Sanford C. Bernstein Fund, Inc.—2017 Annual Report

Principal Amount (000)			U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Trust Series 2010-C2, Class D 5.85%, 11/15/43(b)(d)	U.S.$	546	$568,205
Series 2013-C13, Class A2 2.665%, 1/15/46		1,217	1,224,976
Series 2013-C16, Class A2 3.07%, 12/15/46		1,229	1,238,933
JPMBB Commercial Mortgage Securities Trust Series 2013-C15, Class A2 2.977%, 11/15/45		817	823,352
Series 2014-C22, Class XA 1.08%, 9/15/47(e)		11,522	556,027
Series 2015-C28, Class A2 2.773%, 10/15/48		1,042	1,056,422
Series 2015-C29, Class A2 2.921%, 5/15/48		500	508,549
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(b)		285	285,080
Series 2016-4, Class A2 2.579%, 3/10/49(b)		587	580,825
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C17, Class A2 3.119%, 8/15/47		910	927,399
Series 2015-C23, Class A2 2.982%, 7/15/50		775	790,654
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(d)		335	334,742
UBS-Barclays Commercial Mortgage Trust Series 2013-C5, Class A1 0.779%, 3/10/46		20	19,989
Wells Fargo Commercial Mortgage Trust Series 2015-NXS1, Class A2 2.632%, 5/15/48		464	469,141
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class C 5.392%, 2/15/44(b)(d)		516	547,264
Series 2012-C10, Class XA 1.753%, 12/15/45(b)(e)		1,229	80,117
Series 2012-C6, Class XA 2.279%, 4/15/45(b)(e)		706	50,645
Series 2014-C24, Class A2 2.863%, 11/15/47		750	760,877

			16,045,244

Non-Agency Floating Rate CMBS–1.0%
CGBAM Commercial Mortgage Trust Series 2016-IMC, Class A 3.134% (LIBOR 1 Month + 1.90%), 11/15/21(b)(c)		724	723,900

Great Wolf Trust Series 2017-WOLF, Class A 2.09% (LIBOR 1 Month + 0.85%), 9/15/34(b)(c)	U.S.$	459	$458,999
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A 2.927% (LIBOR 1 Month + 1.70%), 7/15/36(b)(c)		415	415,291
Starwood Retail Property Trust Series 2014-STAR, Class A 2.454% (LIBOR 1 Month + 1.22%), 11/15/27(b)(c)		969	969,315

			2,567,505

Agency CMBS–0.6%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K033, Class A1 2.871%, 2/25/23		1,449	1,481,572
Government National Mortgage Association Series 2006-51, Class IO 0.928%, 8/16/46(e)		468	2,877

			1,484,449

Total Commercial Mortgage-Backed Securities (cost $20,255,619)			20,097,198

COLLATERALIZED MORTGAGE OBLIGATIONS–7.6%
Risk Share Floating Rate–3.4%
Bellemeade Re II Ltd. Series 2016-1A, Class M2A 5.737% (LIBOR 1 Month + 4.50%), 4/25/26(c)(f)		2	2,416
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-HQ2, Class M1 2.687% (LIBOR 1 Month + 1.45%), 9/25/24(c)		13	13,268
Series 2015-DN1, Class M3 5.387% (LIBOR 1 Month + 4.15%), 1/25/25(c)		475	510,482
Series 2015-DNA3, Class M2 4.087% (LIBOR 1 Month + 2.85%), 4/25/28(c)		826	856,511
Series 2015-HQ2, Class M2 3.187% (LIBOR 1 Month + 1.95%), 5/25/25(c)		800	814,111
Series 2015-HQA1, Class M2 3.887% (LIBOR 1 Month + 2.65%), 3/25/28(c)		634	647,586
Series 2016-DNA2, Class M1 2.487% (LIBOR 1 Month + 1.25%), 10/25/28(c)		168	167,854

Schedule of Investments—Short Duration Plus Portfolio	5

.	Principal Amount (000)		U.S. $ Value

Series 2016-DNA3, Class M1 2.337% (LIBOR 1 Month + 1.10%), 12/25/28(c)	U.S.$	194	$194,052
Series 2016-DNA4, Class M1 2.037% (LIBOR 1 Month + 0.80%), 3/25/29(c)		240	240,635
Series 2016-HQA1, Class M1 2.987% (LIBOR 1 Month + 1.75%), 9/25/28(c)		252	253,248
Series 2016-HQA2, Class M2 3.487% (LIBOR 1 Month + 2.25%), 11/25/28(c)		542	556,233
Series 2017-DNA1, Class M1 2.437% (LIBOR 1 Month + 1.20%), 7/25/29(c)		307	310,010
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M1 3.237% (LIBOR 1 Month + 2.00%), 10/25/23(c)		110	111,236
Series 2014-C01, Class M1 2.837% (LIBOR 1 Month + 1.60%), 1/25/24(c)		411	413,972
Series 2014-C02, Class 1M1 2.187% (LIBOR 1 Month + 0.95%), 5/25/24(c)		383	384,660
Series 2014-C02, Class 2M1 2.187% (LIBOR 1 Month + 0.95%), 5/25/24(c)		92	92,308
Series 2016-C02, Class 1M1 3.387% (LIBOR 1 Month + 2.15%), 9/25/28(c)		374	378,376
Series 2016-C03, Class 1M1 3.237% (LIBOR 1 Month + 2.00%), 10/25/28(c)		794	807,050
Series 2016-C03, Class 2M1 3.437% (LIBOR 1 Month + 2.20%), 10/25/28(c)		282	284,206
Series 2016-C04, Class 1M1 2.687% (LIBOR 1 Month + 1.45%), 1/25/29(c)		229	231,308
Series 2016-C05, Class 2M1 2.587% (LIBOR 1 Month + 1.35%), 1/25/29(c)		190	190,636
Series 2016-C06, Class 1M1 2.537% (LIBOR 1 Month + 1.30%), 4/25/29(c)		756	762,391
Series 2017-C01, Class 1M1 2.537% (LIBOR 1 Month + 1.30%), 7/25/29(c)		362	364,968
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M1 3.987% (LIBOR 1 Month + 2.75%), 11/25/25(b)(c)		38	37,703

Series 2015-WF1, Class 2M1 4.087% (LIBOR 1 Month + 2.85%), 11/25/25(c)(f)	U.S.$	94	$95,471

			8,720,691

Agency Floating Rate–2.2%
Federal Home Loan Mortgage Corp. REMICs Series 4248, Class QF 1.734% (LIBOR 1 Month + 0.50%), 6/15/39(c)		797	804,071
Series 4286, Class VF 1.684% (LIBOR 1 Month + 0.45%), 12/15/43(c)		799	800,927
Federal National Mortgage Association REMICs Series 2013-57, Class FN 1.587% (LIBOR 1 Month + 0.35%), 6/25/43(c)		730	728,701
Series 2014-49, Class AF 1.552% (LIBOR 1 Month + 0.32%), 8/25/44(c)		1,260	1,258,795
NCUA Guaranteed Notes Trust Series 2010-R3, Class 1A 1.791% (LIBOR 1 Month + 0.56%), 12/08/20(c)		1,986	1,990,410

			5,582,904

Agency Fixed Rate–1.8%
Federal Home Loan Mortgage Corp. REMICs Series 3948, Class DA 3.00%, 12/15/24		1,090	1,104,560
Series 4029, Class NE 2.50%, 3/15/41		1,527	1,536,517
Federal National Mortgage Association REMICs Series 2010-9, Class EA 3.50%, 1/25/24		283	285,223
Series 2014-54, Class LA 3.00%, 2/25/44		517	525,993
Series 2015-72, Class PC 3.00%, 10/25/43		1,252	1,271,238

			4,723,531

Non-Agency Floating Rate–0.2%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 1.69% (H15T 1 Year + 0.47%), 2/25/42(b)(c)		758	628,734

Total Collateralized Mortgage Obligations (cost $19,726,425)			19,655,860

6	Sanford C. Bernstein Fund, Inc.—2017 Annual Report

.	Principal Amount (000)		U.S. $ Value

INFLATION-LINKED SECURITIES–5.9%
United States–5.9%
U.S. Treasury Inflation Index 0.125%, 4/15/19-4/15/20 (TIPS)	U.S.$	11,630	$11,674,741
1.125%, 1/15/21 (TIPS)		3,468	3,604,421

Total Inflation-Linked Securities (cost $15,346,802)			15,279,162

MORTGAGE PASS-THROUGHS–1.4%
Agency ARMs–0.0%
Federal National Mortgage Association Series 2007 2.794% (LIBOR 6 Month + 1.43%), 1/01/37(c)		4	3,750

Agency Fixed Rate 15-Year–0.3%
Federal Home Loan Mortgage Corp. Gold 5.00%, 7/01/25		294	310,601
6.50%, 3/01/26		431	463,096
Federal National Mortgage Association 6.00%, 12/01/21		3	3,454

			777,151

Agency Fixed Rate 30-Year–1.1%
Federal National Mortgage Association Series 2010 5.00%, 2/01/40		1,671	1,867,734

Government National Mortgage Association Series 2002 7.50%, 3/15/32	U.S.$	80	$95,233
5.00%, 10/15/39		696	775,039

			2,738,006

Total Mortgage Pass-Throughs (cost $3,463,283)			3,518,907

COVERED BONDS–0.6%
DNB Boligkreditt AS 1.45%, 3/21/18(b) (cost $1,554,657)		1,555	1,553,865

SHORT-TERM INVESTMENTS–8.3%
Governments-Treasuries–8.3%
Japan–8.3%
Japan Treasury Discount Bill Series 687 Zero Coupon, 12/11/17 (cost $21,606,194)	JPY	2,400,000	21,333,607

Total Investments—101.4% (cost $261,327,840)			260,730,801

Other assets less liabilities—(1.4)%			(3,691,072)

Net Assets—100.0%			$257,039,729

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	330	December 2017	USD	66,000	$71,388,747	$71,182,031	$(206,716)
U.S. T-Note 5 Yr (CBT) Futures	7	December 2017	USD	700	827,501	822,500	(5,001)
Sold Contracts
U.S. T-Note 10 Yr (CBT) Futures	13	December 2017	USD	1,300	1,644,201	1,629,062	15,139

							$(196,578)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	JPY	2,420,000	USD	21,736	10/26/17	$207,725

Schedule of Investments—Short Duration Plus Portfolio	7

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc. CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)%	Monthly	0.52%	USD	87	$123	$1,120	$(997)
Credit Suisse International CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.52	USD	1,564	2,216	19,995	(17,779)
Deutsche Bank AG CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.52	USD	1,048	1,485	14,445	(12,960)
Sale Contracts
Credit Suisse International CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	504	(76,155)	(34,279)	(41,876)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	860	(129,946)	(62,514)	(67,432)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	132	(19,945)	(11,254)	(8,691)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	168	(25,385)	(14,628)	(10,757)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	330	(49,863)	(33,102)	(16,761)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	209	(31,579)	(13,086)	(18,493)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	607	(91,718)	(51,752)	(39,966)
Deutsche Bank AG CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	445	(67,240)	(33,565)	(33,675)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	499	(75,398)	(43,152)	(32,246)
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.27	USD	800	(46,853)	(16,453)	(30,400)

						$(610,258)	$(278,225)	$(332,033)

*	Termination date
(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the aggregate market value of these securities amounted to $35,447,679 or 13.8% of net assets.
(c)	Floating Rate Security. Stated interest/floor rate was in effect at September 30, 2017.
(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(e)	IO—Interest Only.
(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.04% of net assets as of September 30, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2A 5.737%, 4/25/26	4/29/16	$2,412	$2,416	0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M1 4.087%, 11/25/25	9/28/15	94,487	95,471	0.04%

8	Sanford C. Bernstein Fund, Inc.—2017 Annual Report

Currency Abbreviations:

JPY—Japanese Yen

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

BA—Banker’s Acceptance

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CMBS—Commercial Mortgage-Backed Securities

H15T—U.S. Treasury Yield Curve Rate T Note Constant Maturity

LIBOR—London Interbank Offered Rates

NCUA—National Credit Union Administration

REMICs—Real Estate Mortgage Investment Conduits

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Portfolio

September 30, 2017

Principal Amount (000)			U.S. $ Value

MORTGAGE PASS-THROUGHS–22.5%
Agency ARMs–0.0%
Federal Home Loan Mortgage Corp. Series 2006 3.614% (LIBOR 12 Month + 2.09%), 12/01/36(a)	U.S.$	1	$1,271
Series 2007 3.903% (LIBOR 12 Month + 2.15%), 3/01/37(a)		1	1,516

			2,787

Agency Fixed Rate 15-Year–1.9%
Federal National Mortgage Association 2.50%, 4/01/27–2/01/32		61,508	61,992,133
Series 2016 2.50%, 11/01/31		3,079	3,103,470

			65,095,603

Agency Fixed Rate 30-Year–20.5%
Federal Home Loan Mortgage Corp. Gold 4.00%, 2/01/46		15,203	16,118,220
5.00%, 8/01/33		2	2,251
Series 2007 5.50%, 7/01/35		1,428	1,590,900
Series 2017 4.00%, 7/01/44		12,667	13,425,475
Federal National Mortgage Association 3.00%, 5/01/45–8/01/45		29,921	30,061,356
3.50%, 10/01/47, TBA		205,387	211,725,120
4.00%, 12/01/40–10/01/43		31,977	33,921,189
4.00%, 10/25/47, TBA		121,080	127,465,081
4.50%, 12/01/40–8/01/47		141,809	152,359,377
5.50%, 11/01/33–9/01/36		1,605	1,789,224
6.00%, 3/01/37		9	10,680
6.50%, 8/01/31–8/01/34		7	7,483
Series 2003 5.50%, 4/01/33–7/01/33		4,656	5,184,015
Series 2004 5.50%, 4/01/34–11/01/34		3,965	4,419,912
Series 2005 5.50%, 2/01/35		3,663	4,085,758
Series 2006 5.50%, 4/01/36		691	769,250

Schedule of Investments—Intermediate Duration Portfolio	9

Principal Amount (000)				U.S. $ Value

Government National Mortgage Association 3.00%, 4/20/46–12/20/46	U.S.$	15,574		$15,810,211
3.50%, 10/01/47, TBA		66,072		68,689,072
Series 1996 8.50%, 11/15/26		0	**	284

				687,434,858

Other Agency Fixed Rate Programs–0.1%
Federal National Mortgage Association 4.50%, 10/01/23–4/01/34		2,893		3,115,825
Series 2009 4.50%, 10/01/29		37		39,805

				3,155,630

Total Mortgage Pass-Throughs (cost $754,485,053)				755,688,878

CORPORATES-INVESTMENT GRADE–19.4%
Industrial–9.9%
Basic–0.8%
Anglo American Capital PLC 3.75%, 4/10/22(b)		200		205,018
Dow Chemical Co. (The) 3.00%, 11/15/22		6		6,126
7.375%, 11/01/29		700		933,541
Eastman Chemical Co. 3.80%, 3/15/25		2,282		2,350,141
Glencore Funding LLC 4.125%, 5/30/23(b)		2,622		2,726,434
Minsur SA 6.25%, 2/07/24(b)		3,473		3,807,276
Mosaic Co. (The) 5.625%, 11/15/43		2,545		2,600,099
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(b)		4,581		4,615,358
Vale Overseas Ltd. 6.875%, 11/21/36		4,870		5,575,420
Yamana Gold, Inc. 4.95%, 7/15/24		3,776		3,874,742

				26,694,155

Capital Goods–0.2%
Boeing Co. (The) 1.65%, 10/30/20		15		14,906
Caterpillar Financial Services Corp. 2.00%, 3/05/20		13		13,012
Embraer Netherlands Finance BV 5.40%, 2/01/27		4,960		5,371,680
Emerson Electric Co. 5.00%, 4/15/19		10		10,468

General Electric Co. Series D 5.00%, 1/21/21(c)	U.S.$	1,879		$1,980,767
John Deere Capital Corp. 1.60%, 7/13/18		11		11,006
Lockheed Martin Corp. 1.85%, 11/23/18		8		8,006
Republic Services, Inc. 3.80%, 5/15/18		6		6,072
United Technologies Corp. 1.95%, 11/01/21		12		11,823

				7,427,740

Communications-Media–0.7%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25		2,455		2,626,776
Comcast Corp. 5.70%, 7/01/19		9		9,598
Cox Communications, Inc. 2.95%, 6/30/23(b)		2,401		2,367,794
Time Warner Cable LLC 4.00%, 9/01/21		18		18,634
4.125%, 2/15/21		9,385		9,738,439
4.50%, 9/15/42		2,370		2,242,731
8.75%, 2/14/19		10		10,862
Time Warner, Inc. 3.60%, 7/15/25		6,420		6,443,883

				23,458,717

Communications-Telecommunications–2.0%
AT&T, Inc. 1.40%, 12/01/17		16		15,997
1.75%, 1/15/18		15		15,008
3.40%, 5/15/25		18,525		18,267,317
3.875%, 8/15/21		7		7,323
4.125%, 2/17/26		6,376		6,549,300
5.15%, 2/14/50		3,710		3,736,304
5.80%, 2/15/19		50		52,603
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	1,130		957,568
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.36%, 9/20/21(b)	U.S.$	3,856		3,909,213
Verizon Communications, Inc. 2.625%, 8/15/26		9,011		8,450,606
3.50%, 11/01/24		18,990		19,349,481
5.15%, 9/15/23		5		5,614
5.50%, 3/16/47		4,485		4,978,350

				66,294,684

10	Sanford C. Bernstein Fund, Inc.—2017 Annual Report

Principal Amount (000)			U.S. $ Value

Consumer Cyclical-Automotive–1.2%
Ford Motor Credit Co. LLC 2.597%, 11/04/19	U.S.$	4,755	$4,794,229
3.664%, 9/08/24		6,294	6,342,904
5.00%, 5/15/18		11,532	11,756,874
5.875%, 8/02/21		4,933	5,491,761
General Motors Co. 3.50%, 10/02/18		3,880	3,942,662
General Motors Financial Co., Inc. 3.10%, 1/15/19		5,525	5,601,135
3.25%, 5/15/18		436	439,745
4.00%, 1/15/25		1,105	1,126,923
4.30%, 7/13/25		1,405	1,450,353

			40,946,586

Consumer Cyclical-Restaurants–0.0%
McDonald’s Corp. 5.00%, 2/01/19		25	26,039

Consumer Cyclical-Retailers–0.0%
CVS Health Corp. 2.25%, 8/12/19		8	8,046
Home Depot, Inc. (The) 2.00%, 6/15/19		5	5,032

			13,078

Consumer Non-Cyclical–1.6%
Becton Dickinson and Co. 3.734%, 12/15/24		1,826	1,873,896
Biogen, Inc. 4.05%, 9/15/25		7,188	7,672,831
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		62	68,430
Celgene Corp. 2.875%, 8/15/20		7	7,151
Coca-Cola Co. (The) 1.375%, 5/30/19		5	4,982
Laboratory Corp. of America Holdings 2.625%, 2/01/20		8	8,083
Medtronic, Inc. 3.50%, 3/15/25		9,065	9,452,619
Mylan NV 3.125%, 11/22/28(b)	EUR	5,335	6,744,549
3.95%, 6/15/26	U.S.$	2,049	2,087,460
Sigma Alimentos SA de CV 4.125%, 5/02/26(b)		378	381,780
Teva Pharmaceutical Finance Netherlands III BV 2.80%, 7/21/23		6,352	6,083,438
3.15%, 10/01/26		11,842	10,933,600
Thermo Fisher Scientific, Inc. 2.40%, 2/01/19		8	8,056
Tyson Foods, Inc. 2.65%, 8/15/19		1,788	1,809,116
3.95%, 8/15/24		5,908	6,227,209
4.50%, 6/15/22		7	7,573

			53,370,773

Energy–1.4%
Cenovus Energy, Inc. 3.00%, 8/15/22	U.S.$	350	$343,878
5.70%, 10/15/19		1,637	1,731,750
Ecopetrol SA 5.875%, 5/28/45		2,685	2,621,231
Encana Corp. 3.90%, 11/15/21		3,815	3,928,611
Energy Transfer LP 4.65%, 6/01/21		6	6,375
6.70%, 7/01/18		3,915	4,049,441
Energy Transfer LP/Regency Energy Finance Corp. 4.50%, 11/01/23		1,196	1,252,356
EnLink Midstream Partners LP 5.05%, 4/01/45		5,872	5,669,299
Enterprise Products Operating LLC 3.35%, 3/15/23		11	11,302
5.20%, 9/01/20		2,133	2,310,060
Hess Corp. 4.30%, 4/01/27		5,930	5,898,749
Kinder Morgan Energy Partners LP 3.45%, 2/15/23		7	7,075
Marathon Petroleum Corp. 5.125%, 3/01/21		6	6,510
National Oilwell Varco, Inc. 2.60%, 12/01/22		14	13,685
Noble Energy, Inc. 3.90%, 11/15/24		4,729	4,847,036
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		6,155	6,001,494
Sabine Pass Liquefaction LLC 5.00%, 3/15/27		4,443	4,724,775
Williams Partners LP 3.35%, 8/15/22		7	7,099
4.125%, 11/15/20		4,549	4,764,532

			48,195,258

Other Industrial–0.0%
Alfa SAB de CV 5.25%, 3/25/24(b)		1,269	1,379,657

Services–0.4%
Expedia, Inc. 3.80%, 2/15/28(b)		5,946	5,891,891
S&P Global, Inc. 4.40%, 2/15/26		6,121	6,595,378
Total System Services, Inc. 3.75%, 6/01/23		1,035	1,069,755

			13,557,024

Technology–1.4%
Arrow Electronics, Inc. 3.50%, 4/01/22		8	8,166

Schedule of Investments—Intermediate Duration Portfolio	11

Principal Amount (000)				U.S. $ Value

Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24(b)	U.S.$		1,666	$1,714,531
3.875%, 1/15/27(b)			3,605	3,712,825
Cisco Systems, Inc. 1.85%, 9/20/21			12	11,872
Dell International LLC/EMC Corp. 5.45%, 6/15/23(b)			8,505	9,312,550
6.02%, 6/15/26(b)			1,415	1,569,758
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(b)			5,868	5,868,411
HP, Inc. 4.65%, 12/09/21			2,372	2,554,170
Intel Corp. 2.45%, 7/29/20			5	5,091
KLA-Tencor Corp. 4.65%, 11/01/24			6,404	6,947,700
Lam Research Corp. 2.80%, 6/15/21			2,639	2,669,428
Microsoft Corp. 1.55%, 8/08/21			12	11,780
Motorola Solutions, Inc. 7.50%, 5/15/25			943	1,144,236
Oracle Corp. 2.25%, 10/08/19			12	12,136
Seagate HDD Cayman 4.75%, 1/01/25			3,629	3,534,719
VMware, Inc. 2.95%, 8/21/22			2,650	2,665,502
Western Digital Corp. 7.375%, 4/01/23(b)			4,780	5,234,052

				46,976,927

Transportation-Railroads–0.0%
Burlington Northern Santa Fe LLC 3.05%, 9/01/22			6	6,193

Transportation-Services–0.2%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(b)			4,975	5,110,051
Ryder System, Inc. 2.50%, 3/01/18			7	7,019

				5,117,070

				333,463,901

Financial Institutions–8.9%
Banking–7.8%
ABN AMRO Bank NV 4.75%, 7/28/25(b)			1,171	1,245,593
American Express Co. 2.65%, 12/02/22			17	17,096

American Express Credit Corp. Series G 2.25%, 8/15/19		U.S.$	7	$7,054
Banco Santander SA 3.50%, 4/11/22			5,600	5,738,488
Bank of America Corp. 2.881%, 4/24/23			8,455	8,494,485
3.824%, 1/20/28			8,285	8,510,269
5.00%, 5/13/21			10	10,873
Series G 3.593%, 7/21/28			6,735	6,801,946
Barclays PLC 3.65%, 3/16/25			1,846	1,849,840
BB&T Corp. 2.05%, 6/19/18			12	12,031
BNP Paribas SA 3.80%, 1/10/24(b)			2,928	3,047,140
Series E 2.25%, 1/11/27(b)		EUR	3,037	3,673,747
BPCE SA 5.70%, 10/22/23(b)		U.S.$	1,991	2,220,742
Capital One Financial Corp. 4.75%, 7/15/21			7	7,549
Citigroup, Inc. 3.668%, 7/24/28			11,770	11,886,170
3.875%, 3/26/25			6,580	6,734,301
4.50%, 1/14/22			11	11,831
Compass Bank 2.875%, 6/29/22			8,460	8,418,038
5.50%, 4/01/20			14,784	15,600,964
Cooperatieve Rabobank UA 3.95%, 11/09/22			1,581	1,660,145
4.375%, 8/04/25			6,380	6,726,689
Credit Agricole SA/London 4.125%, 1/10/27(b)			3,818	3,992,559
Credit Suisse Group Funding Guernsey Ltd. 3.75%, 3/26/25			5,764	5,872,363
3.80%, 6/09/23			7,155	7,402,921
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21			5,866	5,817,371
3.75%, 5/22/25			2,661	2,737,610
3.85%, 7/08/24			10,315	10,744,517
5.25%, 7/27/21			6	6,594
5.75%, 1/24/22			14	15,690
Series D 6.00%, 6/15/20			6,177	6,781,481
HSBC Holdings PLC 4.041%, 3/13/28			15,320	16,039,887
JPMorgan Chase & Co. 3.22%, 3/01/25			8,425	8,558,873
3.54%, 5/01/28			15,320	15,493,116
4.50%, 1/24/22			20	21,669
Lloyds Banking Group PLC 4.582%, 12/10/25			1,667	1,748,300
4.65%, 3/24/26			1,678	1,771,297

12	Sanford C. Bernstein Fund, Inc.—2017 Annual Report

Principal Amount (000)			U.S. $ Value

Mitsubishi UFJ Financial Group, Inc. 3.85%, 3/01/26	U.S.$	801	$833,192
Morgan Stanley 3.591%, 7/22/28		14,155	14,218,131
5.625%, 9/23/19		3,033	3,237,970
7.25%, 4/01/32		15	20,347
Series G 3.75%, 2/25/23		8	8,348
5.50%, 7/24/20–7/28/21		3,964	4,308,670
Nationwide Building Society 4.00%, 9/14/26(b)		8,635	8,609,700
PNC Financial Services Group, Inc. (The) 3.30%, 3/08/22		13	13,481
5.125%, 2/08/20		5	5,349
Santander Holdings USA, Inc. 4.40%, 7/13/27(b)		8,385	8,552,616
Santander Issuances SAU 3.25%, 4/04/26(b)	EUR	400	508,728
5.179%, 11/19/25	U.S.$	8,200	8,828,202
Santander UK Group Holdings PLC 2.875%, 8/05/21		6,919	6,955,325
Santander UK PLC 5.00%, 11/07/23(b)		5,085	5,501,868
State Street Corp. 1.35%, 5/15/18		12	11,987
UBS AG/Stamford CT 7.625%, 8/17/22		5,982	7,059,657
UBS Group Funding Switzerland AG 4.125%, 9/24/25(b)		4,794	5,042,569
US Bancorp Series J 5.30%, 4/15/27(c)		3,485	3,799,277
Wells Fargo & Co. 3.069%, 1/24/23		6,527	6,636,588

			263,831,244

Finance–0.0%
HSBC Finance Corp. 6.676%, 1/15/21		32	36,186

Insurance–0.7%
Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(b)		4,804	6,822,641
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20		1,034	1,114,393
Humana, Inc. 7.20%, 6/15/18		15	15,539
Lincoln National Corp. 8.75%, 7/01/19		944	1,048,822
MetLife Capital Trust IV 7.875%, 12/15/37(b)		5,200	6,976,580

MetLife, Inc. 4.75%, 2/08/21	U.S.$	1,570	$1,698,473
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		2,058	3,407,328
Prudential Financial, Inc. 4.50%, 11/15/20		15	16,024
XLIT Ltd. 3.25%, 6/29/47	EUR	1,433	1,663,262
6.25%, 5/15/27	U.S.$	5	5,931

			22,768,993

REITS–0.4%
Host Hotels & Resorts LP Series D 3.75%, 10/15/23		202	206,504
Trust F/1401 5.25%, 1/30/26(b)		3,173	3,371,328
Welltower, Inc. 4.00%, 6/01/25		10,111	10,530,910

			14,108,742

			300,745,165

Utility–0.6%
Electric–0.6%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		6,760	8,694,847
Dominion Energy, Inc. Series C 2.00%, 8/15/21		2	1,963
Duke Energy Carolinas LLC 3.90%, 6/15/21		4	4,233
Duke Energy Corp. 1.80%, 9/01/21		6	5,877
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(b)		7,000	7,577,500
Southern Co. (The) 2.35%, 7/01/21		6	5,972
TECO Finance, Inc. 5.15%, 3/15/20		3,625	3,865,084

			20,155,476

Total Corporates-Investment Grade (cost $631,120,130)			654,364,542

GOVERNMENTS-TREASURIES–11.7%
United States–11.7%
U.S. Treasury Bonds 2.25%, 8/15/46		5,000	4,396,875
2.50%, 5/15/46		3,046	2,830,876
2.875%, 11/15/46		4,910	4,927,645
3.00%, 5/15/45		23,139	23,829,555
3.375%, 5/15/44		5,710	6,293,832

Schedule of Investments—Intermediate Duration Portfolio	13

Principal Amount (000)			U.S. $ Value

3.75%, 11/15/43	U.S.$	10,205	$11,965,363
4.50%, 2/15/36		1,925	2,475,815
4.75%, 2/15/37		3,340	4,434,894
5.375%, 2/15/31		13,172	17,644,306
6.25%, 5/15/30		2,424	3,441,370
8.125%, 8/15/19		299	335,674
U.S. Treasury Notes 0.875%, 11/30/17		66,300	66,279,281
1.00%, 12/31/17		28,630	28,621,053
1.125%, 1/31/19–2/28/19		126,999	126,506,635
1.375%, 1/31/21–4/30/21		115	113,654
1.625%, 11/30/20–11/15/22		13,756	13,542,774
1.75%, 11/30/21(d)		26,965	26,872,308
1.875%, 1/31/22(d)		20,770	20,779,736
2.125%, 8/15/21		630	637,973
2.25%, 8/15/27		3,719	3,694,013
2.375%, 8/15/24(d)		22,206	22,518,170
2.50%, 8/15/23		195	199,997

Total Governments-Treasuries (cost $390,318,227)			392,341,799

ASSET-BACKED SECURITIES–11.1%
Autos-Fixed Rate–6.3%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		3,458	3,457,888
AmeriCredit Automobile Receivables Trust Series 2017-3, Class A2A 1.69%, 12/18/20		3,820	3,816,689
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(b)		16,846	16,978,069
Series 2016-1A, Class A 2.99%, 6/20/22(b)		3,918	3,951,029
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(b)		4,542	4,539,962
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		1,637	1,636,579
Series 2015-2, Class A3 1.31%, 8/15/19		831	830,518
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		5,032	5,028,557
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(b)		3,067	3,070,749
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(b)		1,072	1,071,642

Series 2016-C, Class E 8.39%, 9/15/23(b)	U.S.$	4,440	$4,771,862
CPS Auto Trust Series 2017-A, Class A 1.68%, 8/17/20(b)		2,236	2,230,663
Drive Auto Receivables Trust Series 2016-CA, Class A3 1.67%, 11/15/19(b)		3,288	3,288,051
DT Auto Owner Trust Series 2017-3A, Class A 1.73%, 8/17/20(b)		3,880	3,877,769
Enterprise Fleet Financing LLC Series 2014-2, Class A2 1.05%, 3/20/20(b)		101	100,926
Series 2015-1, Class A2 1.30%, 9/20/20(b)		1,875	1,874,412
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(b)		3,040	3,218,252
Series 2016-3A, Class A 1.84%, 11/16/20(b)		1,693	1,688,286
Series 2017-2A, Class A 2.11%, 6/15/21(b)		4,517	4,523,328
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		8,250	8,247,215
First Investors Auto Owner Trust Series 2016-2A, Class A1 1.53%, 11/16/20(b)		1,760	1,754,905
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(b)		3,030	3,305,284
Series 2016-4, Class A2 1.96%, 2/16/21(b)		3,415	3,405,244
Series 2016-4, Class D 3.89%, 11/15/22(b)		3,395	3,430,354
Series 2017-1, Class A 1.93%, 12/15/21(b)		4,441	4,442,007
Series 2017-3, Class A 1.88%, 10/15/21(b)		5,695	5,694,497
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(b)		14,327	14,436,861
Series 2016-1, Class A 2.31%, 8/15/27(b)		1,899	1,908,137
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22		9,202	9,198,858
Series 2016-1, Class A1 1.76%, 2/15/21		4,164	4,159,857
Series 2017-1, Class A1 2.07%, 5/15/22		5,045	5,060,706
GM Financial Automobile Leasing Trust Series 2015-2, Class A3 1.68%, 12/20/18		7,294	7,297,743

14	Sanford C. Bernstein Fund, Inc.—2017 Annual Report

Principal Amount (000)			U.S. $ Value

GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(b)	U.S.$	5,130	$5,131,285
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		1,195	1,194,067
Series 2015-1, Class A3 1.41%, 6/15/20		3,480	3,477,369
Hertz Vehicle Financing II LP Series 2015-1A, Class B 3.52%, 3/25/21(b)		3,692	3,736,943
Series 2015-2A, Class A 2.02%, 9/25/19(b)		4,800	4,783,644
Series 2015-2A, Class C 3.95%, 9/25/19(b)		3,400	3,373,658
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(b)		21,065	21,011,632
Series 2016-1A, Class A 2.32%, 3/25/20(b)		6,609	6,601,665
Hyundai Auto Lease Securitization Trust Series 2015-B, Class A3 1.40%, 11/15/18(b)		1,818	1,817,813
Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18		2,377	2,376,801
Santander Drive Auto Receivables Trust Series 2013-2, Class E 2.98%, 4/15/20(b)		8,360	8,378,626
Series 2016-3, Class A2 1.34%, 11/15/19		2,675	2,673,366
Series 2017-3, Class A2 1.67%, 6/15/20		3,914	3,911,722
Westlake Automobile Receivables Trust Series 2016-2A, Class A2 1.57%, 6/17/19(b)		1,865	1,865,116

			212,630,606

Credit Cards-Fixed Rate–2.1%
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		10,316	10,420,329
Series 2015-2, Class A 1.56%, 3/15/21		8,187	8,189,993
Series 2015-4, Class A 1.72%, 8/16/21		6,192	6,196,961
Capital One Multi-Asset Execution Trust Series 2015-A5, Class A5 1.60%, 5/17/21		7,831	7,836,024
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		12,000	12,072,584

Series 2015-3, Class A 1.74%, 9/15/21	U.S.$	9,015	$9,013,931
World Financial Network Credit Card Master Trust Series 2013-A, Class A 1.61%, 12/15/21		4,353	4,354,306
Series 2016-B, Class A 1.44%, 6/15/22		6,744	6,729,459
Series 2017-B, Class A 1.98%, 6/15/23		6,400	6,395,056

			71,208,643

Other ABS-Fixed Rate–1.4%
Ascentium Equipment Receivables Trust Series 2016-1A, Class A2 1.75%, 11/13/18(b)		694	694,411
CNH Equipment Trust Series 2014-B, Class A4 1.61%, 5/17/21		5,908	5,910,270
Series 2015-A, Class A4 1.85%, 4/15/21		6,392	6,401,837
Marlette Funding Trust Series 2016-1A, Class A 3.06%, 1/17/23(b)(e)		1,055	1,058,225
Series 2017-1A, Class A 2.827%, 3/15/24(b)(e)		2,954	2,966,466
Series 2017-2A, Class A 2.39%, 7/15/24(b)(e)		5,621	5,627,570
Prosper Marketplace Issuance Trust Series 2017-2A, Class B 3.48%, 9/15/23(b)(e)		1,500	1,503,646
SBA Tower Trust 3.156%, 10/08/20(b)(e)		7,996	8,054,977
SoFi Consumer Loan Program LLC Series 2016-3, Class A 3.05%, 12/26/25(b)(e)		1,729	1,746,036
Series 2017-1, Class A 3.28%, 1/26/26(b)(e)		4,144	4,195,908
Series 2017-2, Class A 3.28%, 2/25/26(b)(e)		4,050	4,104,821
Series 2017-5, Class A2 2.78%, 9/25/26(b)(e)		5,740	5,721,005

			47,985,172

Autos-Floating Rate–0.7%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 1.734% (LIBOR 1 Month + 0.50%), 7/15/20(a)(b)		10,554	10,589,643
Hertz Fleet Lease Funding LP Series 2014-1, Class A 1.635% (LIBOR 1 Month + 0.40%), 4/10/28(a)(b)		89	88,548

Schedule of Investments—Intermediate Duration Portfolio	15

Principal Amount (000)			U.S. $ Value

Wells Fargo Dealer Floorplan Master Note Trust Series 2015-1, Class A 1.736% (LIBOR 1 Month + 0.50%), 1/20/20(a)	U.S.$	10,924	$10,941,470

			21,619,661

Credit Cards-Floating Rate–0.6%
Discover Card Execution Note Trust Series 2015-A1, Class A1 1.584% (LIBOR 1 Month + 0.35%), 8/17/20(a)		11,732	11,743,566
World Financial Network Credit Card Master Trust Series 2015-A, Class A 1.714% (LIBOR 1 Month + 0.48%), 2/15/22(a)		6,720	6,731,628

			18,475,194

Home Equity Loans-Floating Rate–0.0%
Asset Backed Funding Certificates Trust Series 2003-WF1, Class A2 2.362% (LIBOR 1 Month + 1.13%), 12/25/32(a)(e)		816	800,122
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 1.537% (LIBOR 1 Month + 0.30%), 4/25/34(a)(e)		6	6,050

			806,172

Total Asset-Backed Securities (cost $371,311,538)			372,725,448

COMMERCIAL MORTGAGE-BACKED SECURITIES–7.0%
Non-Agency Fixed Rate CMBS–5.7%
BHMS Commercial Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(b)		9,720	9,819,844
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 5/10/58		3,655	3,688,274
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(b)		11,325	11,655,706
Citigroup Commercial Mortgage Trust Series 2012-GC8, Class D 5.036%, 9/10/45(b)(e)		5,027	4,474,601

Series 2015-GC27, Class A5 3.137%, 2/10/48	U.S.$	7,490	$7,545,767
Series 2015-GC35, Class A4 3.818%, 11/10/48		3,530	3,710,820
Series 2016-C1, Class A4 3.209%, 5/10/49		12,141	12,249,595
Series 2016-GC36, Class A5 3.616%, 2/10/49		3,982	4,132,321
Commercial Mortgage Pass Through Certificates Series 2012-CR3, Class E 4.919%, 10/15/45(b)(e)		3,938	3,428,336
Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 4/12/35(b)		3,461	3,396,233
Series 2015-CR24, Class A5 3.696%, 8/10/48		3,925	4,090,995
Series 2015-PC1, Class A5 3.902%, 7/10/50		7,135	7,533,557
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48		6,101	6,371,830
Series 2015-C4, Class A4 3.808%, 11/15/48		3,775	3,954,933
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(b)		11,260	11,382,981
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(b)		582	566,700
Series 2013-G1, Class A2 3.557%, 4/10/31(b)		6,804	6,773,420
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM 5.372%, 5/15/47(e)		1,954	1,952,888
Series 2007-CB19, Class AM 5.99%, 2/12/49(e)		365	365,264
Series 2011-C5, Class D 5.588%, 8/15/46(b)(e)		1,285	1,292,331
Series 2012-C6, Class E 5.307%, 5/15/45(b)(e)		3,967	3,526,837
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.721%, 8/15/46(b)(e)		2,527	2,241,147
Series 2015-C30, Class A5 3.822%, 7/15/48		3,820	4,020,534
Series 2015-C31, Class A3 3.801%, 8/15/48		9,802	10,308,270
Series 2015-C32, Class C 4.818%, 11/15/48(e)		5,623	5,558,456
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39(e)		2,332	1,863,268

16	Sanford C. Bernstein Fund, Inc.—2017 Annual Report

Principal Amount (000)			U.S. $ Value

LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(b)	U.S.$	3,262	$3,260,488
Series 2015-3, Class A2 2.729%, 4/20/48(b)		6,182	6,203,325
Series 2016-4, Class A2 2.579%, 3/10/49(b)		6,295	6,229,568
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(e)		3,478	3,475,318
Series 2016-UB12, Class A4 3.596%, 12/15/49		6,180	6,426,368
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45		9,507	9,624,400
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.619%, 9/15/48(e)		5,778	5,641,232
WF-RBS Commercial Mortgage Trust Series 2013-C11, Class XA 1.431%, 3/15/45(b)		86,558	3,973,651
Series 2013-C14, Class A5 3.337%, 6/15/46		5,684	5,879,614
Series 2014-C20, Class A2 3.036%, 5/15/47		6,029	6,119,919

			192,738,791

Non-Agency Floating Rate CMBS–1.3%
CGBAM Commercial Mortgage Trust Series 2016-IMC, Class A 3.134% (LIBOR 1 Month + 1.90%), 11/15/21(a)(b)		3,455	3,454,998
Series 2016-IMC, Class C 5.184% (LIBOR 1 Month + 3.95%), 11/15/21(a)(b)(e)		2,074	2,081,630
CSMC Mortgage-Backed Trust Series 2016-MFF, Class D 5.827% (LIBOR 1 Month + 4.60%), 11/15/33(a)(b)(e)		2,270	2,282,758
Great Wolf Trust Series 2017-WOLF, Class A 2.09% (LIBOR 1 Month + 0.85%), 9/15/34(a)(b)		5,685	5,684,986
H/2 Asset Funding NRE Series 2015-1A 2.888% (LIBOR 1 Month + 1.65%), 6/24/49(a)(e)(f)		3,686	3,686,448
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A 2.927% (LIBOR 1 Month + 1.70%), 7/15/36(a)(b)		7,938	7,943,546

Morgan Stanley Capital I Trust Series 2015-XLF2, Class AFSA 3.104% (LIBOR 1 Month + 1.87%), 8/15/26(a)(b)	U.S.$	2,887	$2,886,591
Series 2015-XLF2, Class SNMA 3.184% (LIBOR 1 Month + 1.95%), 11/15/26(a)(b)		3,265	3,244,162
Starwood Retail Property Trust Series 2014-STAR, Class A 2.454% (LIBOR 1 Month + 1.22%), 11/15/27(a)(b)		11,121	11,124,817

			42,389,936

Total Commercial Mortgage-Backed Securities (cost $237,214,528)			235,128,727

COLLATERALIZED MORTGAGE OBLIGATIONS–6.2%
Risk Share Floating Rate–3.6%
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.737% (LIBOR 1 Month + 6.50%), 4/25/26(a)(f)		3,236	3,326,841
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 5.487% (LIBOR 1 Month + 4.25%), 11/25/23(a)		8,185	9,003,529
Series 2014-DN2, Class M3 4.837% (LIBOR 1 Month + 3.60%), 4/25/24(a)		2,091	2,284,843
Series 2014-DN3, Class M3 5.237% (LIBOR 1 Month + 4.00%), 8/25/24(a)		9,452	10,080,292
Series 2014-DN4, Class M3 5.787% (LIBOR 1 Month + 4.55%), 10/25/24(a)		2,341	2,536,354
Series 2014-HQ3, Class M3 5.987% (LIBOR 1 Month + 4.75%), 10/25/24(a)		4,508	4,966,893
Series 2015-DNA1, Class M3 4.537% (LIBOR 1 Month + 3.30%), 10/25/27(a)		675	748,540
Series 2015-DNA2, Class M2 3.837% (LIBOR 1 Month + 2.60%), 12/25/27(a)		5,877	5,996,607
Series 2015-HQA1, Class M2 3.887% (LIBOR 1 Month + 2.65%), 3/25/28(a)		6,491	6,633,869
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M1 2.437% (LIBOR 1 Month + 1.20%), 7/25/24(a)		199	198,726

Schedule of Investments—Intermediate Duration Portfolio	17

Principal Amount (000)			U.S. $ Value

Series 2014-C04, Class 1M2 6.137% (LIBOR 1 Month + 4.90%), 11/25/24(a)	U.S.$	5,045	$5,709,674
Series 2014-C04, Class 2M2 6.237% (LIBOR 1 Month + 5.00%), 11/25/24(a)		3,745	4,202,053
Series 2015-C01, Class 1M2 5.537% (LIBOR 1 Month + 4.30%), 2/25/25(a)		3,415	3,655,518
Series 2015-C01, Class 2M2 5.787% (LIBOR 1 Month + 4.55%), 2/25/25(a)		3,495	3,730,403
Series 2015-C02, Class 2M2 5.237% (LIBOR 1 Month + 4.00%), 5/25/25(a)		3,449	3,641,291
Series 2015-C03, Class 1M2 6.237% (LIBOR 1 Month + 5.00%), 7/25/25(a)		6,158	6,809,099
Series 2015-C03, Class 2M2 6.237% (LIBOR 1 Month + 5.00%), 7/25/25(a)		6,682	7,305,984
Series 2015-C04, Class 1M2 6.937% (LIBOR 1 Month + 5.70%), 4/25/28(a)		2,029	2,282,685
Series 2015-C04, Class 2M2 6.787% (LIBOR 1 Month + 5.55%), 4/25/28(a)		6,521	7,197,214
Series 2016-C01, Class 1M2 7.987% (LIBOR 1 Month + 6.75%), 8/25/28(a)		6,033	7,113,862
Series 2016-C01, Class 2M2 8.187% (LIBOR 1 Month + 6.95%), 8/25/28(a)		4,597	5,437,604
Series 2016-C02, Class 1M2 7.237% (LIBOR 1 Month + 6.00%), 9/25/28(a)		4,864	5,635,007
Series 2016-C03, Class 2M2 7.137% (LIBOR 1 Month + 5.90%), 10/25/28(a)		4,253	4,868,298
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 5.487% (LIBOR 1 Month + 4.25%), 11/25/24(a)(f)		1,046	1,140,261
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 6.487% (LIBOR 1 Month + 5.25%), 11/25/25(a)		3,991	4,332,432
Series 2015-WF1, Class 2M2 6.737% (LIBOR 1 Month + 5.50%), 11/25/25(a)		1,154	1,313,140

			120,151,019

Agency Floating Rate–1.1%
Federal Home Loan Mortgage Corp. REMICs Series 4416, Class BS 4.866% (6.10% - LIBOR 1 Month), 12/15/44(a)(g)	U.S.$	24,616	$4,670,915
Series 4693, Class SL 4.916% (6.15% - LIBOR 1 Month), 6/15/47(a)(g)		7,667	1,688,366
Federal National Mortgage Association REMICs Series 2011-131, Class ST 5.303% (6.54% - LIBOR 1 Month), 12/25/41(a)(g)		12,436	2,658,457
Series 2012-70, Class SA 5.313% (6.55% - LIBOR 1 Month), 7/25/42(a)(g)		22,175	4,859,947
Series 2014-17, Class SA 4.813% (6.05% - LIBOR 1 Month), 4/25/44(a)(g)		17,097	3,305,330
Series 2016-106, Class ES 4.763% (6.00% - LIBOR 1 Month), 1/25/47(a)(g)		10,632	2,185,045
Series 2017-16, Class SG 4.813% (6.05% - LIBOR 1 Month), 3/25/47(a)(g)		21,247	4,379,103
Series 2017-62, Class AS 4.913% (6.15% - LIBOR 1 Month), 8/25/47(a)(g)		13,012	2,774,800
Series 2017-81, Class SA 4.977% (6.20% - LIBOR 1 Month), 10/25/47(a)(e)(g)		19,917	4,574,622
Government National Mortgage Association Series 2017-122, Class SA 4.964% (6.20% - LIBOR 1 Month), 8/20/47(a)(g)		14,957	3,325,841
Series 2017-43, Class ST 4.864% (6.10% - LIBOR 1 Month), 3/20/47(a)(g)		21,096	4,073,992

			38,496,418

Non-Agency Fixed Rate–1.1%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35		726	690,140
Series 2005-57CB, Class 4A3 5.50%, 12/25/35		2,026	1,841,042
Series 2005-65CB, Class 2A6 6.00%, 12/25/35		2,242	2,131,381
Series 2006-23CB, Class 1A7 6.00%, 8/25/36		985	957,013
Series 2006-24CB, Class A16 5.75%, 6/25/36		3,891	3,285,022
Series 2006-28CB, Class A14 6.25%, 10/25/36		2,461	2,073,635

18	Sanford C. Bernstein Fund, Inc.—2017 Annual Report

	Principal Amount (000)		U.S. $ Value

Series 2006-J1, Class 1A13 5.50%, 2/25/36	U.S.$	1,276	$1,162,276
Chase Mortgage Finance Trust Series 2007-S5, Class 1A17 6.00%, 7/25/37		933	843,689
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 3.189%, 5/25/35		1,990	2,005,724
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-10, Class 1A8 6.00%, 5/25/36		2,098	1,754,821
Series 2006-13, Class 1A19 6.25%, 9/25/36		1,360	1,189,819
Series 2007-2, Class A16 6.00%, 3/25/37		2,578	2,278,398
Credit Suisse Mortgage Trust Series 2010-6R, Class 3A2 5.875%, 1/26/38(b)		4,121	3,435,646
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		2,999	2,580,792
JP Morgan Mortgage Trust Series 2007-S3, Class 1A8 6.00%, 8/25/37		1,721	1,532,759
RBSSP Resecuritization Trust Series 2009-7, Class 10A3 6.00%, 8/26/37(b)		5,290	4,712,751
Series 2010-9, Class 7A6 6.00%, 5/26/37(b)		4,414	3,618,313
Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 2A5 5.75%, 7/25/37		966	958,513

			37,051,734

Non-Agency Floating Rate–0.2%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 1.427% (LIBOR 1 Month + 0.19%), 12/25/36(a)		6,625	4,258,494
HomeBanc Mortgage Trust Series 2005-1, Class A1 1.487% (LIBOR 1 Month + 0.25%), 3/25/35(a)		2,407	2,187,009

			6,445,503

Agency Fixed Rate–0.2%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 1.834%, 5/28/35(e)		1,605	1,493,825

Federal National Mortgage Association REMICs Series 2015-30, Class EI 5.00%, 5/25/45	U.S.$	20,964	$4,246,860

			5,740,685

Total Collateralized Mortgage Obligations (cost $198,871,516)			207,885,359

INFLATION-LINKED SECURITIES–5.8%
Japan–1.0%
Japanese Government CPI Linked Bond Series 2022 0.10%, 3/10/27	JPY	3,521,322	32,702,528

United States–4.8%
U.S. Treasury Inflation Index 0.125%, 4/15/19-4/15/20 (TIPS)	U.S.$	77,989	78,288,651
0.25%, 1/15/25 (TIPS)		34,629	34,287,909
0.375%, 7/15/25 (TIPS)		49,889	49,896,437

			162,472,997

Total Inflation-Linked Securities (cost $196,750,225)			195,175,525

CORPORATES-NON-INVESTMENT GRADE–2.8%
Industrial–1.8%
Basic–0.2%
NOVA Chemicals Corp. 5.25%, 8/01/23(b)		3,570	3,681,134
SPCM SA 4.875%, 9/15/25(b)		3,120	3,224,863

			6,905,997

Communications-Media–0.1%
CSC Holdings LLC 6.75%, 11/15/21		1,340	1,480,432
SFR Group SA 5.375%, 5/15/22(b)	EUR	712	878,834
Ziggo Secured Finance BV 5.50%, 1/15/27(b)	U.S.$	1,732	1,776,062

			4,135,328

Communications-Telecommunications–0.5%
CenturyLink, Inc. Series Y 7.50%, 4/01/24		2,289	2,369,939
Sprint Capital Corp. 6.90%, 5/01/19		10,125	10,793,655
Wind Acquisition Finance SA 4.75%, 7/15/20(b)		3,440	3,484,273

			16,647,867

Schedule of Investments—Intermediate Duration Portfolio	19

	Principal Amount (000)		U.S. $ Value

Consumer Cyclical-Automotive–0.1%
Adient Global Holdings Ltd. 4.875%, 8/15/26(b)	U.S.$	964	$985,594
Allison Transmission, Inc. 5.00%, 10/01/24(b)		1,377	1,426,324

			2,411,918

Consumer Cyclical-Other–0.4%
International Game Technology PLC 6.25%, 2/15/22(b)		3,615	3,990,599
6.50%, 2/15/25(b)		4,910	5,520,558
KB Home 4.75%, 5/15/19		3,146	3,249,378

			12,760,535

Consumer Non-Cyclical–0.1%
Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25(b)		3,920	3,432,862

Energy–0.3%
Cheniere Energy Partners LP 5.25%, 10/01/25(b)		3,240	3,313,321
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		3,212	2,396,955
Nabors Industries, Inc. 5.50%, 1/15/23		6,604	6,562,263
SM Energy Co. 6.50%, 1/01/23		359	361,685

			12,634,224

Transportation-Services–0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(b)		2,909	2,910,629

			61,839,360

Financial Institutions–1.0%
Banking–0.8%
Bank of America Corp. Series Z 6.50%, 10/23/24(c)		2,288	2,584,960
Barclays Bank PLC 6.86%, 6/15/32(b)(c)		1,250	1,512,250
Credit Suisse Group AG 7.50%, 12/11/23(b)(c)		1,557	1,762,119
Intesa Sanpaolo SpA 5.017%, 6/26/24(b)		6,729	6,841,038
Series E 3.928%, 9/15/26(b)	EUR	954	1,214,883
Lloyds Banking Group PLC 7.50%, 6/27/24(c)	U.S.$	3,734	4,180,474
Royal Bank of Scotland Group PLC 2.001%, 12/31/17(b)(c)	EUR	300	341,948
8.625%, 8/15/21(c)	U.S.$	3,756	4,169,310

Series U 3.655%, 9/30/27(c)	U.S.$	2,900	$2,777,765
Standard Chartered PLC 2.821% (LIBOR 3 Month + 1.51%), 1/30/27(a)(b)(c)		300	258,393
7.50%, 4/02/22(b)(c)		1,882	2,009,525
7.75%, 4/02/23(b)(c)		822	891,623

			28,544,288

Finance–0.2%
Navient Corp. 6.625%, 7/26/21		4,130	4,426,864
7.25%, 1/25/22		875	954,931

			5,381,795

			33,926,083

Total Corporates-Non-Investment Grade (cost $90,725,945)			95,765,443

AGENCIES–2.3%
Agency Debentures–2.3%
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20 (cost $73,333,429)		81,666	77,672,533

EMERGING MARKETS-TREASURIES–0.9%
Brazil–0.6%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21–1/01/27	BRL	66,925	21,589,427

Turkey–0.3%
Turkey Government Bond 11.00%, 2/24/27	TRY	29,150	8,330,734

Total Emerging Markets-Treasuries (cost $24,646,688)			29,920,161

EMERGING MARKETS-CORPORATE BONDS–0.5%
Industrial–0.5%
Capital Goods–0.1%
Odebrecht Finance Ltd. 5.25%, 6/27/29(b)	U.S.$	4,673	1,705,645
7.125%, 6/26/42(b)		1,770	672,600

			2,378,245

Communications-Telecommunications–0.1%
MTN Mauritius Investment Ltd. 5.373%, 2/13/22(b)		3,181	3,292,335

Consumer Non-Cyclical–0.1%
Marfrig Holdings Europe BV 8.00%, 6/08/23(b)		3,590	3,713,675
Minerva Luxembourg SA 6.50%, 9/20/26(b)		1,148	1,160,485

			4,874,160

20	Sanford C. Bernstein Fund, Inc.—2017 Annual Report

	Principal Amount (000)		U.S. $ Value

Energy–0.2%
Petrobras Global Finance BV 6.125%, 1/17/22	U.S.$	3,795	$4,074,141
Ultrapar International SA 5.25%, 10/06/26(b)		3,456	3,551,040

			7,625,181

Total Emerging Markets-Corporate Bonds (cost $20,583,711)			18,169,921

LOCAL GOVERNMENTS-US MUNICIPAL BONDS–0.4%
United States–0.4%
State of California Series 2010 7.625%, 3/01/40 (cost $8,651,615)		8,520	13,055,537

QUASI-SOVEREIGNS–0.4%
Quasi-Sovereign Bonds–0.4%
Chile–0.1%
Corp. Nacional del Cobre de Chile 3.625%, 8/01/27(b)		2,059	2,049,529

Mexico–0.3%
Petroleos Mexicanos 4.625%, 9/21/23		6,985	7,202,233
6.50%, 3/13/27(b)		3,195	3,540,795

			10,743,028

Total Quasi-Sovereigns (cost $12,422,914)			12,792,557

GOVERNMENTS-SOVEREIGN BONDS–0.1%
Mexico–0.1%
Mexico Government International Bond 4.125%, 1/21/26 (cost $5,463,010)		5,217	5,496,110

	Shares
COMMON STOCKS–0.1%
Financials–0.1%
Insurance–0.1%
Mt Logan Re Ltd. (Preference Shares)(e)(h)(i) (cost $2,813,000)		2,813	2,919,144

EMERGING MARKETS-SOVEREIGNS–0.1%
Egypt–0.1%
Egypt Government International Bond 6.125%, 1/31/22(b) (cost $2,046,000)	U.S.$	2,046	$2,120,168

SHORT-TERM INVESTMENTS–19.6%
Commercial Paper–1.5%
Mizuho Bank Ltd./NY Series CP Zero Coupon, 10/04/17(b) (cost $50,449,723)		50,455	50,449,723

Governments-Treasuries–6.6%
Japan–6.6%
Japan Treasury Discount Bill Series 687 Zero Coupon, 12/11/17 (cost $223,407,955)	JPY	24,952,000	221,796,550

Agency Discount Note–11.5%
Federal Home Loan Bank Discount Notes Zero Coupon, 10/25/17–1/24/18 (cost $386,690,631)	U.S.$	387,485	386,690,631

Total Short-Term Investments (cost $660,548,309)			658,936,904

Total Investments—110.9% (cost $3,681,305,838)			3,730,158,756

Other assets less liabilities—(10.9)%			(366,805,395)

Net Assets—100.0%			$3,363,353,361

Schedule of Investments—Intermediate Duration Portfolio	21

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 5 Yr (CBT) Futures	3,485	December 2017	USD	348,500	$411,873,790	$409,487,500	$(2,386,290)
U.S. T-Note 10 Yr (CBT) Futures	321	December 2017	USD	32,100	40,548,397	40,225,313	(323,084)
U.S. Ultra Bond (CBT) Futures	1,665	December 2017	USD	166,500	277,969,098	274,933,125	(3,035,973)
Sold Contracts
10 Yr Japan Bond (OSE) Futures	24	December 2017	JPY	2,400,000	32,220,474	32,067,540	152,934
Euro-BOBL Futures	1,077	December 2017	EUR	107,700	167,702,981	166,979,902	723,079
U.S. T-Note 2 Yr (CBT) Futures	291	December 2017	USD	58,200	62,951,127	62,769,610	181,517

							$(4,687,817)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	KRW	13,724,104	USD	12,243	10/26/17	$255,788
Bank of America, NA	USD	6,458	RUB	373,749	11/22/17	(29,252)
Barclays Bank PLC	JPY	29,000,000	USD	260,476	10/26/17	2,489,266
BNP Paribas SA	NZD	9,899	AUD	9,100	11/30/17	(8,204)
BNP Paribas SA	GBP	7,291	USD	9,879	12/01/17	91,941
Citibank, NA	EUR	5,008	USD	5,739	10/04/17	(181,024)
Citibank, NA	USD	6,733	MXN	121,379	10/06/17	(70,571)
Citibank, NA	CAD	39,016	USD	31,141	11/10/17	(136,864)
Citibank, NA	USD	7,006	RUB	404,245	11/22/17	(52,470)
Credit Suisse International	BRL	38,314	USD	12,031	10/03/17	(66,476)
Credit Suisse International	USD	12,094	BRL	38,314	10/03/17	3,246
Credit Suisse International	MYR	36,296	USD	8,677	10/26/17	84,975
Credit Suisse International	USD	8,435	MYR	36,261	10/26/17	148,882
Credit Suisse International	SEK	53,160	USD	6,578	12/13/17	24,224
Deutsche Bank AG	AUD	20,196	USD	16,121	11/30/17	290,767
Goldman Sachs Bank USA	EUR	984	USD	1,176	10/04/17	13,755
Goldman Sachs Bank USA	TWD	361,642	USD	11,941	11/22/17	11,639
Goldman Sachs Bank USA	NZD	1,397	USD	1,013	11/30/17	4,856
JPMorgan Chase Bank, NA	USD	4,196	TRY	14,596	10/17/17	(116,896)
JPMorgan Chase Bank, NA	USD	12,045	TWD	361,429	11/22/17	(122,476)
Morgan Stanley & Co., Inc.	USD	8,811	GBP	6,476	12/01/17	(117,308)
Royal Bank of Scotland PLC	USD	9,138	CAD	11,171	11/10/17	(182,769)
Royal Bank of Scotland PLC	USD	6,933	NOK	54,101	12/13/17	(129,839)
Royal Bank of Scotland PLC	USD	6,553	SEK	52,350	12/13/17	(99,273)
Standard Chartered Bank	BRL	38,314	USD	12,094	10/03/17	(3,246)
Standard Chartered Bank	USD	12,007	BRL	38,314	10/03/17	90,417
Standard Chartered Bank	USD	6,857	MXN	121,422	10/06/17	(192,539)
Standard Chartered Bank	BRL	38,314	USD	11,958	11/03/17	(86,838)
State Street Bank & Trust Co.	EUR	3,754	USD	4,470	10/04/17	32,076
State Street Bank & Trust Co.	EUR	915	USD	1,059	10/04/17	(22,538)
State Street Bank & Trust Co.	USD	2,968	EUR	2,510	10/04/17	(1,432)
State Street Bank & Trust Co.	USD	456	TRY	1,603	10/17/17	(8,127)

						$1,913,690

22	Sanford C. Bernstein Fund, Inc.—2017 Annual Report

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
MXN	135,002	6/22/20	4 Week TIIE	6.770%	Monthly/Monthly	$(24,550)
SEK	284,090	3/31/22	3 Month STIBOR	0.341%	Quarterly/Annual	88,310
NZD	58,020	3/31/22	3 Month BKBM	2.936%	Quarterly/Semi-Annual	480,595
USD	56,670	9/22/26	1.558%	3 Month LIBOR	Semi-Annual/Quarterly	3,287,108
USD	9,015	11/08/26	1.657%	3 Month LIBOR	Semi-Annual/Quarterly	399,793
USD	11,350	12/21/26	3 Month LIBOR	2.497%	Quarterly/Semi-Annual	289,333
MXN	49,194	6/14/27	7.090%	4 Week TIIE	Monthly/Monthly	(3,907)
JPY	9,763,130	8/29/27	0.241%	6 Month LIBOR	Semi-Annual/Semi-Annual	103,047

						$4,619,729

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Sprint Communications, Inc., 7.150%, 8/15/20, 6/20/19*	(5.00)%	Quarterly	0.36%	USD	4,718	$(375,234)	$(99,603)	$(275,631)
Sprint Communications, Inc., 7.150%, 8/15/20, 6/20/19*	(5.00)	Quarterly	0.36	USD	5,407	(430,032)	(118,360)	(311,672)
Citigroup Global Markets, Inc.
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.52	USD	208	295	2,678	(2,383)
Credit Suisse International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.52	USD	182	258	1,696	(1,438)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.52	USD	19,805	28,058	253,195	(225,137)
Deutsche Bank AG
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.52	USD	2,519	3,568	34,720	(31,152)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.52	USD	7,369	10,439	79,006	(68,567)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.52	USD	24,563	34,798	265,624	(230,826)
Goldman Sachs International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.52	USD	1,604	2,272	15,542	(13,270)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.52	USD	2,757	3,906	37,690	(33,784)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.52	USD	2,970	4,207	39,521	(35,314)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.52	USD	5,939	8,413	79,029	(70,616)

Schedule of Investments—Intermediate Duration Portfolio	23

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.75%	USD	1,955	$(296,052)	$(279,068)	$(16,984)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	1,870	(282,557)	(260,744)	(21,813)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	1,375	(207,763)	(117,231)	(90,532)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	1,776	(268,354)	(154,638)	(113,716)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.75	USD	3,438	(519,482)	(344,865)	(174,617)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	5,023	(758,975)	(341,632)	(417,343)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	8,500	(1,284,350)	(617,868)	(666,482)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	2,160	(326,376)	(135,247)	(191,129)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	6,266	(946,793)	(534,230)	(412,563)
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.27	USD	7,805	(457,113)	(160,521)	(296,592)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	345	(52,129)	(42,518)	(9,611)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	1,496	(226,295)	(198,193)	(28,102)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	1,727	(261,238)	(228,797)	(32,441)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	2,455	(370,951)	(278,063)	(92,888)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	3,315	(500,896)	(398,658)	(102,238)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	3,315	(500,896)	(398,502)	(102,394)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	4,853	(733,289)	(419,677)	(313,612)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	4,586	(692,944)	(345,907)	(347,037)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	640	(96,704)	(79,478)	(17,226)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.75	USD	2,418	(365,360)	(345,981)	(19,379)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	1,647	(248,861)	(184,484)	(64,377)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	5,342	(807,176)	(646,686)	(160,490)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	1,997	(301,747)	(148,054)	(153,693)

						$(11,215,353)	$(6,070,304)	$(5,145,049)

24	Sanford C. Bernstein Fund, Inc.—2017 Annual Report

*	Termination date
**	Principal amount less than 500.
(a)	Floating Rate Security. Stated interest/floor rate was in effect at September 30, 2017.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the aggregate market value of these securities amounted to $582,123,907 or 17.3% of net assets.
(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.41% of net assets as of September 30, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.737%, 4/25/26	4/29/16	$3,235,503	$3,326,841	0.10%
H/2 Asset Funding NRE Series 2015-1A 2.888%, 6/24/49	6/19/15	3,686,448	3,686,448	0.11%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.487%, 11/25/24	11/06/15	1,033,515	1,140,261	0.03%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 6.487%, 11/25/25	09/28/15	3,991,068	4,332,432	0.13%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 6.737%, 11/25/25	10/25/16	1,154,225	1,313,140	0.04%

(g)	Inverse interest only security.
(h)	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.
(i)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/14	$2,813,000	$2,919,144	0.09%

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

RUB—Russian Ruble

SEK—Swedish Krona

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

BKBM—Bank Bill Benchmark (New Zealand)

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

LIBOR—London Interbank Offered Rates

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TIIE—Banco de México Equilibrium Interbank Interest Rate

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

Schedule of Investments—Intermediate Duration Portfolio	25

SCB–TAX–1944–0917

Sanford C. Bernstein Fund, Inc.

September 30, 2017

Schedule of Investments To the Annual Report
For the Municipal Bond Portfolios

Short Duration Diversified Municipal

Diversified Municipal

California Municipal

New York Municipal

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and Municipal Class Shareholders of Short Duration Diversified Municipal Portfolio, Diversified Municipal Portfolio, California Municipal Portfolio, and New York Municipal Portfolio

In our opinion, the accompanying schedules of investments to the annual report for the Municipal Bond Portfolios, and the related statements of assets and liabilities, of operations and of changes in net assets and the financial highlights, which appear in the Sanford C. Bernstein Fund, Inc. September 30, 2017 Annual Report for the Intermediate Municipal Portfolios and Fixed Income Municipal Portfolio, present fairly, in all material respects, the financial position of Short Duration Diversified Municipal Portfolio, Diversified Municipal Portfolio, California Municipal Portfolio, and New York Municipal Portfolio (four of the fifteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Portfolios”) as of September 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

November 29, 2017

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Diversified Municipal Portfolio

September 30, 2017

Principal Amount (000)		U.S. $ Value
MUNICIPAL OBLIGATIONS–101.2%
Long-Term Municipal Bonds–81.0%
Arizona–5.7%
City of Phoenix Civic Improvement Corp. Series 2014B 5.00%, 7/01/18	$2,155	$2,219,392
Series 2016 5.00%, 7/01/20	2,500	2,763,550
Gilbert Water Resource Municipal Property Corp. Series 2016 5.00%, 7/01/18	1,745	1,797,402
Town of Gilbert AZ Series 2017 5.00%, 7/01/19	4,575	4,888,982

		11,669,326

Colorado–0.3%
Centerra Metropolitan District No 1 Series 2017 2.70%, 12/01/19(a)	705	710,718

Connecticut–4.7%
Connecticut State Health & Educational Facility Authority (Yale University) Series 2017B-2 5.00%, 7/01/37	3,000	3,304,230
State of Connecticut Series 2016A 5.00%, 3/15/19	5,935	6,255,549

		9,559,779

Delaware–0.7%
State of Delaware Series 2014B 5.00%, 7/01/18	1,365	1,406,305

District of Columbia–2.2%
Washington Metropolitan Area Transit Authority Series 2016A 5.00%, 7/01/18	4,265	4,392,438

Florida–2.6%
Florida State Board of Education (State of Florida) Series 2015D 5.00%, 6/01/18	3,015	3,095,259
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(a)(b)(c)(d)	55	18,700
Series 2010A-1 6.125%, 5/01/35(a)	$30	$30,040
Series 2010A-2 6.125%, 5/01/35(a)	60	60,079
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23(a)	50	51,148
Seacoast Utility Authority Series 2016A 5.00%, 3/01/20	1,880	2,053,975

		5,309,201

Georgia–3.3%
Georgia State Road & Tollway Authority Series 2017B 5.00%, 6/01/19	2,000	2,127,320
State of Georgia Series 2009I 5.00%, 7/01/18	4,445	4,580,172

		6,707,492

Illinois–1.8%
State of Illinois Series 2007B 5.25%, 1/01/18	3,725	3,756,513

Kentucky–0.6%
Kentucky Asset Liability Commission (Commonwealth of Kentucky Fed Hwy Grant) Series 2015A 5.00%, 9/01/23	1,000	1,173,150

Louisiana–1.4%
Louisiana Public Facilities Authority (Tulane University) Series 2016A 5.00%, 12/15/19	2,515	2,714,993
Whispering Spring Community Development District Series 2006 5.20%, 10/01/21(a)(b)(c)(e)	670	130,650

		2,845,643

Maryland–2.6%
State of Maryland Series 2014A 5.00%, 3/01/19	1,075	1,135,716
State of Maryland Department of Transportation Series 2015B 5.00%, 2/15/18	4,000	4,060,440

		5,196,156

Massachusetts–1.8%
Commonwealth of Massachusetts Series 2012 5.00%, 6/01/18	3,535	3,630,021

Schedule of Investments—Short Duration Diversified Municipal Portfolio	1

Principal Amount (000)		U.S. $ Value
Michigan–3.4%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System) AGM Series 2006D 1.47% (LIBOR 3 Month + 0.60%), 7/01/32(f)	$1,530	$1,390,770
Michigan Finance Authority (City of Detroit MI) Series 2016C 5.00%, 4/01/20	2,690	2,892,907
Michigan Finance Authority (Detroit City School District) Series 2015A 5.00%, 5/01/18	2,560	2,618,368

		6,902,045

Minnesota–1.1%
Minnesota Public Facilities Authority (Minnesota Public Facilities Authority SRF) Series 2016A 5.00%, 3/01/19	2,130	2,249,685

Nebraska–2.3%
City of Lincoln NE Electric System Revenue Series 2016 5.00%, 9/01/18	1,400	1,450,918
Lancaster County School District 001 Series 2016 5.00%, 1/15/20	2,955	3,216,222

		4,667,140

Nevada–0.6%
Las Vegas Valley Water District Series 2015A 4.00%, 6/01/18	1,305	1,330,982

New Jersey–3.1%
New Jersey Economic Development Authority Series 2011G 5.00%, 9/01/20 (Pre-refunded/ETM)	1,720	1,907,463
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011G 5.00%, 9/01/20	190	205,758
Series 2015X 5.00%, 6/15/19	3,000	3,161,490
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/19	1,000	1,053,830

		6,328,541

New York–2.8%
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2017A 5.00%, 2/15/20	$2,960	$3,231,106
New York Transportation Development Corp. (American Airlines, Inc.) 5.00%, 8/01/19	1,000	1,050,780
Series 2016 5.00%, 8/01/18	1,335	1,367,574

		5,649,460

North Carolina–4.7%
City of Charlotte NC Water & Sewer System Revenue Series 2015 5.00%, 7/01/18	3,465	3,569,608
State of North Carolina Series 2013E 5.00%, 5/01/18	1,710	1,750,305
Series 2014A 5.00%, 6/01/18	2,160	2,218,061
Series 2017B 5.00%, 5/01/20	1,915	2,103,780

		9,641,754

Ohio–1.8%
State of Ohio Major New State Infrastructure Project Series 20082008-1 5.50%, 6/15/20 (Pre-refunded/ETM)	2,500	2,578,950
State of Ohio Major New State Infrastructure Project (State of Ohio Fed Hwy Grant) Series 20121-GARVEE 5.00%, 12/15/17	1,000	1,008,240

		3,587,190

Oregon–7.0%
City of Portland OR Sewer System Revenue Series 2016B 5.00%, 6/15/19	5,540	5,909,629
State of Oregon Department of Transportation (State of Oregon Department of Transportation Street & Highway) Series 2017A 5.00%, 11/15/19	1,200	1,298,688
Series 2017B 5.00%, 11/15/19	6,500	7,034,560

		14,242,877

Pennsylvania–4.4%
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 7/01/18-7/01/19	6,090	6,390,146

2	Sanford C. Bernstein Fund, Inc.—2017 Annual Report

Principal Amount (000)		U.S. $ Value
Philadelphia Authority for Industrial Development (LLPCS Foundation) Series 2005A 4.60%, 7/01/15(a)(b)(c)(d)	$65	$650
Philadelphia Gas Works Co. Series 2015 4.00%, 8/01/18	2,485	2,545,435

		8,936,231

Texas–11.2%
Cypress-Fairbanks Independent School District Series 2016 5.00%, 2/15/20	4,000	4,363,400
Fort Worth Independent School District Series 2016 5.00%, 2/15/20	5,385	5,875,573
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2015B-2 3.875%, 11/15/20	1,000	1,000,810
Tarrant Regional Water District Series 2015 5.00%, 3/01/18	2,760	2,806,313
Texas Public Finance Authority (Texas Public Finance Authority State Lease) Series 2015D 4.00%, 2/01/18	1,290	1,302,823
Texas Transportation Commission State Highway Fund Series 2015 4.00%, 10/01/18	2,500	2,574,525
5.00%, 10/01/23	2,150	2,564,886
University of Houston Series 2017A 5.00%, 2/15/20	2,065	2,251,593

		22,739,923

Virginia–2.2%
Virginia College Building Authority Series 2017 5.00%, 2/01/20	1,730	1,884,195
Virginia Public School Authority (Virginia Public School Authority State Lease) Series 2016A 5.00%, 8/01/19	2,440	2,617,681

		4,501,876

Washington–6.5%
Energy Northwest (Bonneville Power Administration) Series 2010A 5.00%, 7/01/18	3,875	3,990,514
Series 2011A 5.00%, 7/01/18	$1,335	$1,374,796
King County School District No 45 Bellevue Series 2015 5.00%, 12/01/18	1,225	1,281,987
King County School District No 415 Kent Series 2017 5.00%, 12/01/20	4,530	5,056,341
State of Washington Series 2017D 5.00%, 2/01/20	1,380	1,503,662

		13,207,300

West Virginia–1.1%
State of West Virginia Series 2015A 5.00%, 6/01/18	2,180	2,238,032

Wisconsin–1.1%
State of Wisconsin Series 2011A 5.00%, 5/01/18	2,175	2,225,482

Total Long-Term Municipal Bonds (cost $165,230,150)		164,805,260

Short-Term Municipal Notes–20.2%
Georgia–0.7%
Georgia State Road & Tollway Authority Series 2017B 5.00%, 6/01/18	1,360	1,395,836

Idaho–4.7%
State of Idaho Series 2017 4.00%, 6/29/18	9,300	9,508,227

Kentucky–1.5%
Louisville Regional Airport Authority (United Parcel Service, Inc.) Series 1999B 0.94%, 1/01/29(g)	3,000	3,000,000

Massachusetts–0.8%
Commonwealth of Massachusetts Series 2017A 2.00%, 4/23/18	1,670	1,679,519

Minnesota–2.4%
State of Minnesota Series 2017E 4.00%, 10/01/18(h)	4,825	4,965,166

Texas–6.0%
City of Fort Worth TX Water & Sewer System Revenue Series 2017A 5.00%, 2/15/18	3,855	3,912,092

Schedule of Investments—Short Duration Diversified Municipal Portfolio	3

Principal Amount (000)		U.S. $ Value
Lower Neches Valley Authority Industrial Development Corp. (Exxon Mobil Corp.) Series 2001B 0.90%, 11/01/29(g)	$2,500	$2,500,000
State of Texas Series 2017 4.00%, 8/30/18	3,695	3,794,987
Tarrant County Cultural Education Facilities Finance Corp. (Baylor Scott & White Health Obligated Group) 0.92%, 11/15/50(g)	2,000	2,000,000

		12,207,079

Virginia–1.9%
Virginia Commonwealth Transportation Board
Series 2017 5.00%, 5/15/18	2,000	2,050,300
Series 2017B 5.00%, 5/15/18	1,810	1,855,522

		3,905,822

Wyoming–2.2%
County of Uinta WY (Chevron Corp.) 0.89%, 8/15/20(g)	$4,400	$4,400,000

Total Short-Term Municipal Notes (cost $41,073,207)		41,061,649

Total Municipal Obligations (cost $206,303,357)		205,866,909

SHORT-TERM INVESTMENTS–0.2%
Time Deposit–0.2%
State Street Time Deposit 0.12%, 10/02/17 (cost $379,062)	379	379,062

Total Investments—101.4% (cost $206,682,419)		206,245,971

Other assets less liabilities—(1.4)%		(2,940,387)

Net Assets—100.0%		$203,305,584

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(b)	Illiquid security.
(c)	Non-income producing security.
(d)	Defaulted matured security.
(e)	Defaulted.
(f)	Floating Rate Security. Stated interest/floor rate was in effect at September 30, 2017.
(g)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(h)	When-Issued or delayed delivery security.

As of September 30, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 0.7% and 0.0%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rates

SRF—State Revolving Fund

See notes to financial statements.

4	Sanford C. Bernstein Fund, Inc.—2017 Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Diversified Municipal Portfolio

September 30, 2017

Principal Amount (000)		U.S. $ Value
MUNICIPAL OBLIGATIONS–93.8%
Long-Term Municipal Bonds–87.9%
Alabama–0.7%
Alabama Federal Aid Highway Finance Authority Series 2012 5.00%, 9/01/24 (Pre-refunded/ETM)	$18,230	$21,324,542
Series 2015 5.00%, 9/01/25	1,390	1,668,820
Alabama Public School & College Authority Series 2014B 5.00%, 1/01/22	3,200	3,681,600
Birmingham Airport Authority (Birmingham-Shuttlesworth Intl Airport) AGM Series 2010 6.00%, 7/01/21	5,510	6,167,729
Water Works Board of the City of Birmingham (The) Series 2010A 5.00%, 1/01/21–1/01/22	13,295	14,843,289

		47,685,980

Alaska–0.9%
Municipality of Anchorage AK Series 2015B 5.00%, 9/01/21–9/01/24	12,935	15,159,273
Series 2015C 5.00%, 9/01/22–9/01/24	7,370	8,748,094
Series 2015D 5.00%, 9/01/21	3,565	4,064,920
State of Alaska Series 2016A 5.00%, 8/01/22–8/01/27	26,905	32,197,421

		60,169,708

Arizona–1.5%
Arizona Board of Regents COP (University of Arizona COP) Series 2012C 5.00%, 6/01/25	2,365	2,689,360
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 7/01/24–7/01/25	17,210	19,513,449
Arizona Health Facilities Authority (HonorHealth) Series 2014A 5.00%, 12/01/23–12/01/24	$2,770	$3,272,071
Arizona Transportation Board (Arizona Transportation Board Excise Tax) Series 2016 5.00%, 7/01/20	3,095	3,424,834
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015A 5.00%, 7/01/23–7/01/26	33,315	39,814,271
City of Phoenix Civic Improvement Corp. (City of Phoenix Civic Improvement–Airport) Series 2010A 5.00%, 7/01/20–7/01/21	7,225	7,963,088
Series 2010C 5.00%, 7/01/23–7/01/25	19,665	21,618,422
County of Maricopa AZ COP Series 2015 5.00%, 7/01/18	3,290	3,388,305
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,626,897

		103,310,697

California–7.3%
California Econ Recovery Series 2009A 5.00%, 7/01/19 (Pre-refunded/ETM)	16,765	17,939,724
5.00%, 7/01/20 (Pre-refunded/ETM)	5,675	6,072,647
5.25%, 7/01/21 (Pre-refunded/ETM)	2,735	2,938,429
California State Public Works Board (California State Public Works Board Lease) Series 2014B 5.00%, 10/01/28	1,225	1,450,596
Series 2016 5.00%, 4/01/28–11/01/28	21,990	26,734,153
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2010D 5.00%, 5/15/22–5/15/23	24,415	26,966,640
Fresno Unified School District NATL Series 2002A 6.00%, 2/01/20	3,255	3,608,558
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	705	748,414

Schedule of Investments—Diversified Municipal Portfolio	5

Principal Amount (000)		U.S. $ Value
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009E 5.25%, 5/01/22–5/01/23	$10,380	$11,064,691
Series 2011C 5.00%, 5/01/22	5,880	6,609,532
NATL Series 2006-32F 5.25%, 5/01/18	3,700	3,794,054
State of California Series 2008 5.00%, 4/01/18	5,000	5,102,900
Series 2009 5.25%, 10/01/20	5,085	5,512,801
Series 2013 5.00%, 11/01/24–11/01/25	43,465	51,913,789
Series 2014 5.00%, 5/01/25–5/01/29	130,465	156,032,900
Series 2015 5.00%, 8/01/22	15,765	18,405,165
State of California Department of Water Resources Power Supply Revenue Series 2010L 5.00%, 5/01/18–5/01/19	155,220	163,921,662

		508,816,655

Colorado–1.1%
Centerra Metropolitan District No 1 Series 2017 5.00%, 12/01/29(a)	12,180	13,273,886
City & County of Broomfield CO COP Series 2010 5.00%, 12/01/18 (Pre-refunded/ETM)	5,215	5,455,776
5.00%, 12/01/20 (Pre-refunded/ETM)	3,820	4,275,229
City & County of Denver CO Airport System Revenue Series 2016A 5.00%, 11/15/23	4,085	4,867,523
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/21–11/15/23	19,685	21,895,424
Series 2011A 5.50%, 11/15/19	2,290	2,492,642
Series 2012A 5.00%, 11/15/22–11/15/24	6,630	7,573,226
PV Water & Sanitation Metropolitan District Series 2006 Zero Coupon, 12/15/17(a)(b)(c)(d)	13,168	2,765,280
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 1/15/21	$2,800	$3,034,164
5.25%, 1/15/24–7/15/24	7,745	8,375,182
Stapleton Development Corp. (Denver Urban Renewal Authority) Series 2015B 5.00%, 12/01/19	1,185	1,283,414

		75,291,746

Connecticut–3.0%
Connecticut State Health & Educational Facility Authority (Yale University) Series 2017B-2 5.00%, 7/01/37	22,840	25,156,204
State of Connecticut Series 2013A 5.00%, 10/15/21	3,370	3,780,736
Series 2014A 5.00%, 3/01/28	6,360	7,195,704
Series 2015B 5.00%, 6/15/32	7,345	8,272,673
Series 2015F 5.00%, 11/15/27	1,570	1,824,120
Series 2016A 5.00%, 3/15/20–3/15/29	68,735	77,317,111
Series 2016B 5.00%, 5/15/21	17,090	18,996,219
Series 2016E 5.00%, 10/15/24–10/15/25	20,025	23,404,945
Series 2016G 5.00%, 11/01/19	4,845	5,205,032
Series 2017A 5.00%, 4/15/22	8,450	9,555,091
Series 2017B 5.00%, 4/15/28	2,515	2,983,871
State of Connecticut Clean Water Fund–State Revolving Fund Series 2017A 5.00%, 5/01/29–5/01/31	12,000	14,661,420
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/22–1/01/24	8,575	9,775,359

		208,128,485

Delaware–0.1%
Delaware River & Bay Authority Series 2014C 5.00%, 1/01/26–1/01/27	5,470	6,436,900

District of Columbia–1.4%
District of Columbia Series 2013A 5.00%, 6/01/25–6/01/27	59,115	69,676,638

6	Sanford C. Bernstein Fund, Inc.—2017 Annual Report

Principal Amount (000)		U.S. $ Value
District of Columbia (District of Columbia Pers Income Tax) Series 2012C 5.00%, 12/01/26	$5,545	$6,451,330
Metropolitan Washington Airports Authority Series 2008A 5.50%, 10/01/18	6,910	7,209,894
Series 2010F-1 5.00%, 10/01/20	11,905	13,257,765

		96,595,627

Florida–5.5%
Brevard County School District COP Series 2013A 5.00%, 7/01/21–7/01/22	15,275	17,509,338
Citizens Property Insurance Corp. Series 2011A 5.00%, 6/01/20	6,640	7,267,613
Series 2011A-1 5.00%, 6/01/19	15,975	16,975,674
Series 2012A 5.00%, 6/01/22	27,105	31,096,482
Series 2012A-1 5.00%, 6/01/20–6/01/21	20,820	22,961,631
Series 2015A 5.00%, 6/01/22	1,795	2,034,274
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/26	3,895	4,457,477
Collier County School Board COP Series 2015 5.00%, 2/15/18–2/15/19	12,210	12,714,604
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012Q 5.00%, 10/01/23	5,000	5,820,750
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/23–10/01/24	13,095	14,765,396
5.625%, 10/01/25	2,550	2,880,046
County of Miami-Dade FL Series 2015A 5.00%, 11/01/20–11/01/21	7,205	8,161,818
Series 2015B 5.00%, 7/01/22	3,715	4,319,319
County of Miami-Dade FL Aviation Revenue Series 2015A 5.00%, 10/01/22–10/01/24	4,975	5,822,526
Durbin Crossing Community Development District Series 2006-1 5.25%, 11/01/15(a)(b)(d)(e)	960	196,294
Duval County School Board COP Series 2015B 5.00%, 7/01/26	$4,280	$5,068,676
Florida Department of Environmental Protection Series 2011B 5.00%, 7/01/20	7,645	8,437,786
Series 2012A 5.00%, 7/01/22	10,225	11,888,301
Florida Department of Management Services (Florida Department of Management Services State Lease) Series 2017A 5.00%, 9/01/18	11,835	12,268,753
Florida Municipal Power Agency Series 2015B 5.00%, 10/01/24–10/01/28	3,765	4,517,722
Florida State Board of Education (State of Florida) Series 2014A 5.00%, 6/01/22	3,545	4,136,306
Series 2014B 5.00%, 6/01/18	1,135	1,165,214
Series 2015A 5.00%, 6/01/18	7,655	7,858,776
Series 2017F 5.00%, 6/01/21	2,775	3,163,333
Florida’s Turnpike Enterprise Series 2016B 5.00%, 7/01/21–7/01/22	11,640	13,277,123
Greater Orlando Aviation Authority Series 2017A 5.00%, 10/01/29–10/01/31(f)	13,335	15,908,448
Hillsborough County School Board (Hillsborough County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/23	2,650	3,128,166
Hillsborough County School Board COP Series 2015 5.00%, 7/01/26	1,480	1,778,220
Hollywood Community Redevelopment Agency Series 2015 5.00%, 3/01/20–3/01/23	7,245	8,057,106
JEA Water & Sewer System Revenue Series 2014A 5.00%, 10/01/25	3,060	3,641,125
Manatee County School District COP Series 2016A 5.00%, 7/01/28–7/01/29	14,010	15,834,913

Schedule of Investments—Diversified Municipal Portfolio	7

Principal Amount (000)		U.S. $ Value
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25(g)	$11,765	$12,075,714
Orange County School Board COP Series 2014A 5.00%, 8/01/28–8/01/29	46,355	54,590,116
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(a)(b)(d)(e)	510	173,400
Series 2010A-1 6.125%, 5/01/35(a)	210	210,277
Series 2010A-2 6.125%, 5/01/35(a)	475	475,627
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23(a)	1,030	1,053,639
Reedy Creek Improvement District Series 2013A 5.00%, 6/01/21	1,820	2,060,677
Sarasota County School Board COP Series 2010B 5.00%, 7/01/18	2,350	2,420,053
South Broward Hospital District Series 2015 5.00%, 5/01/27	3,325	3,910,599
St Lucie County School Board (St Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/22	3,150	3,644,077
State of Florida Series 2012B 5.00%, 7/01/18	8,460	8,716,000
State of Florida Lottery Revenue Series 2016B 5.00%, 7/01/18	3,130	3,220,676
Tampa Bay Water Series 2011A 5.00%, 10/01/23	2,050	2,340,875
Tampa Sports Authority (Tampa Sports Authority Sales Tax) Series 2015 5.00%, 1/01/21	3,490	3,900,040
Tohopekaliga Water Authority Series 2016 5.00%, 10/01/24–10/01/25	4,750	5,740,322

		381,645,302

Georgia–2.3%
Catoosa County School District Series 2016 5.00%, 8/01/19	1,335	1,429,945
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2010B 5.00%, 1/01/20–1/01/22	$22,650	$24,599,541
Series 2010C 5.00%, 1/01/18–1/01/19	9,260	9,549,037
5.25%, 1/01/20	6,500	7,100,860
5.50%, 1/01/21	7,500	8,525,625
5.75%, 1/01/22–1/01/23	20,000	22,870,620
5.875%, 1/01/24	2,925	3,359,801
Series 2014A 5.00%, 1/01/28	12,250	14,459,900
City of Atlanta GA Series 2015 5.00%, 12/01/18	2,550	2,668,932
Forsyth County School District Series 2013 5.00%, 2/01/21	1,625	1,828,661
Glynn County School District Series 2016 5.00%, 8/01/18	1,195	1,234,901
Gwinnett County School District Series 2016 3.00%, 2/01/19	12,430	12,760,265
Main Street Natural Gas, Inc. (JPMorgan Chase & Co.) Series 2007A 5.00%, 3/15/18	1,960	1,992,693
State of Georgia Series 2009I 5.00%, 7/01/18	14,580	15,023,378
Series 2016A 5.00%, 2/01/22	15,280	17,651,456
Series 2017C 5.00%, 7/01/19	11,380	12,167,155

		157,222,770

Hawaii–1.0%
City & County Honolulu HI Wastewater System Revenue Series 2009A 5.00%, 7/01/21	3,690	3,935,939
5.00%, 7/01/22 (Pre-refunded/ETM)	3,210	3,429,147
Series 2010A 5.00%, 7/01/24	16,500	18,126,240
State of Hawaii Series 2015E 5.00%, 10/01/22–10/01/23	28,840	34,074,351
Series 2016F 5.00%, 10/01/20–10/01/25	9,755	11,496,562

		71,062,239

8	Sanford C. Bernstein Fund, Inc.—2017 Annual Report

Principal Amount (000)		U.S. $ Value
Idaho–0.1%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant) Series 2015A 5.00%, 7/15/21–7/15/23	$6,915	$7,973,757

Illinois–4.4%
Chicago O’Hare International Airport Series 2016C 5.00%, 1/01/27	3,020	3,644,174
Chicago Transit Authority Series 2017 5.00%, 6/01/22	7,460	8,436,887
City of Chicago IL (Asphalt Operating Services of Chicago LLC) Series 2010 6.125%, 12/01/18(a)	2,595	2,606,807
County of Du Page IL Series 1993 5.60%, 1/01/21	4,790	5,181,391
Illinois Finance Authority (Adventist Health System/Sunbelt Obligated Group) NATL Series 1997B 2.10%, 1/01/19(h)	4,480	4,563,821
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015A 5.00%, 11/15/20–11/15/28	4,745	5,374,423
Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/27–2/01/29	42,820	50,006,062
Illinois State Toll Highway Authority Series 2014A 5.00%, 12/01/20–12/01/22	33,375	37,924,312
Series 2014D 5.00%, 1/01/23	1,165	1,358,996
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/20–12/15/28	24,425	26,268,909
5.00%, 6/15/23 (Pre-refunded/ETM)(a)	565	656,078
Metropolitan Water Reclamation District of Greater Chicago Series 2015D 5.00%, 12/01/20	8,320	9,242,854
Regional Transportation Authority (Regional Transportation Authority Sales Tax) NATL Series 1994C 7.75%, 6/01/20	560	617,473
State of Illinois Series 2007B 5.25%, 1/01/18	6,275	6,328,087
Series 2010 5.00%, 1/01/19	$10,000	$10,359,100
Series 2012 5.00%, 8/01/21–8/01/25	22,260	23,840,257
Series 2013 5.00%, 7/01/19–7/01/20	12,290	12,941,249
5.50%, 7/01/24	5,405	5,989,497
Series 2013A 5.00%, 4/01/23	4,390	4,817,718
Series 2014 5.00%, 5/01/22–5/01/27	45,185	49,167,753
Series 2016 5.00%, 2/01/22–2/01/24	24,790	27,068,249
State of Illinois (State of Illinois Ded Tax) AMBAC Series 1991 6.25%, 12/15/20	1,610	1,713,394
State of Illinois (State of Illinois Sales Tax) Series 2016A 4.00%, 6/15/19	5,090	5,295,738
Series 2016C 5.00%, 6/15/22	2,525	2,851,003
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(a)(b)(c)(d)	5,078	997,827

		307,252,059

Iowa–0.1%
Iowa Finance Authority (Iowa Finance Authority SRF) Series 2015 5.00%, 8/01/18	5,610	5,796,364

Kansas–0.3%
City of Junction City KS Series 2016A 5.00%, 9/01/20–9/01/23	14,160	16,101,142
City of Wichita KS Water & Sewer Utility Revenue Series 2016B 5.00%, 10/01/18–10/01/19	5,255	5,536,742

		21,637,884

Kentucky–0.8%
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 8/15/29	1,000	1,137,610
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 6/01/28–6/01/30	8,620	9,755,298

Schedule of Investments—Diversified Municipal Portfolio	9

Principal Amount (000)		U.S. $ Value
Kentucky Turnpike Authority Series 2012A 5.00%, 7/01/26 (Pre-refunded/ETM)	$8,490	$9,888,048
Series 2016A 5.00%, 7/01/21–7/01/27	19,425	22,870,485
Louisville & Jefferson County Metropolitan Sewer District Series 2017A 5.00%, 5/15/19–5/15/20	11,510	12,443,723

		56,095,164

Louisiana–0.5%
Consolidated Government of the City of Baton Rouge & Parish of East Baton Rouge (City of Baton Rouge/Parish of East Baton Rouge LA Sales Tax) Series 2015 5.00%, 8/01/27–8/01/28	8,985	10,601,960
Louisiana Local Government Environmental Facilities & Community Development Auth Series 2010 5.00%, 10/01/21–10/01/25	8,415	9,256,208
Series 2010A 5.00%, 10/01/23	7,720	8,489,221
Louisiana Office Facilities Corp. (Louisiana Office Facilities Corp. State Lease) Series 2009 5.00%, 3/01/18	1,575	1,600,562
Orange Grove Community Development District Series 2006 5.30%, 11/01/21(a)(b)(c)(d)	1,695	288,150
St Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/29(a)	1,200	1,299,000
State of Louisiana Gasoline & Fuels Tax Revenue Series 2015B 5.00%, 5/01/25	3,250	3,927,267

		35,462,368

Maine–0.0%
Maine Municipal Bond Bank Series 2014A 5.00%, 9/01/25	1,000	1,185,630

Maryland–0.4%
City of Baltimore MD (Baltimore Hotel Corp.) Series 2017 5.00%, 9/01/25–9/01/26	2,000	2,392,300
County of Anne Arundel MD Series 2013 5.00%, 4/01/20	$4,415	$4,843,255
State of Maryland Series 2014B 5.00%, 8/01/20	17,930	19,866,081
University System of Maryland Series 2017A 5.00%, 4/01/21	1,125	1,271,284

		28,372,920

Massachusetts–1.7%
City of Cambridge MA Series 2015 5.00%, 2/15/18	2,330	2,365,299
Commonwealth of Massachusetts Series 2013A 5.00%, 4/01/18	2,060	2,101,983
Series 2013B 5.00%, 8/01/20	26,365	29,204,247
Series 2014C 5.00%, 8/01/20	1,045	1,157,536
Series 2016B 5.00%, 7/01/23	3,865	4,590,383
Series 2017C 5.00%, 10/01/22–10/01/26	30,895	37,375,897
AGM Series 2006C 2.608%, 11/01/19(h)	1,815	1,834,856
NATL Series 2000E 1.635%, 12/01/30(i)	7,750	7,203,935
NATL Series 2000F 1.65%, 12/01/30(i)	6,700	6,227,965
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) Series 2013 5.00%, 6/15/20	1,040	1,147,890
Series 2014 5.00%, 6/15/20	7,170	7,913,816
Massachusetts Health & Educational Facilities Authority (President & Fellows of Harvard College) Series 1991N 6.25%, 4/01/20	2,820	3,179,353
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 8/15/22–8/15/23	10,680	12,466,123

		116,769,283

10	Sanford C. Bernstein Fund, Inc.—2017 Annual Report

Principal Amount (000)		U.S. $ Value
Michigan–3.5%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System) Series 2012A 5.00%, 7/01/19–7/01/20	$20,980	$22,465,977
Great Lakes Water Authority (Great Lakes Water Authority Water Supply System) Series 2016C 5.00%, 7/01/24–7/01/25	12,505	14,713,385
Lake Orion Community School District Series 2016 5.00%, 5/01/24	2,915	3,467,276
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015F 3.40%, 10/01/20	500	516,265
3.60%, 10/01/21	500	522,725
3.80%, 10/01/22	500	528,415
3.875%, 10/01/23	2,000	2,122,420
4.00%, 10/01/24	3,000	3,195,810
4.50%, 10/01/29	12,065	12,670,180
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System) AGM Series 2014C 5.00%, 7/01/25–7/01/27	39,940	46,557,934
Michigan Finance Authority (Great Lakes Water Authority Water Supply System) AGM Series 2014D2 5.00%, 7/01/24–7/01/27	54,330	63,628,673
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/27	4,990	5,627,522
Michigan Finance Authority (Trinity Health Credit Group) Series 2015 5.00%, 12/01/23–12/01/25	13,075	15,638,383
5.50%, 12/01/26–12/01/27	7,220	8,894,680
South Lyon Community Schools Series 2016 5.00%, 5/01/22	3,060	3,510,157
State of Michigan Trunk Line Revenue Series 2009 5.00%, 11/01/19–11/01/23	11,510	12,433,452
University of Michigan Series 2017A 5.00%, 4/01/20	1,670	1,831,990
Walled Lake Consolidated School District Series 2015 5.00%, 5/01/20	4,635	5,079,450
Wayne County Airport Authority (Detroit Metropolitan Wayne County Airport) Series 2010C 5.00%, 12/01/17	$5,000	$5,032,850
Wayne State University Series 2009A 5.00%, 11/15/21–11/15/23	9,660	10,364,412
5.00%, 11/15/22 (Pre-refunded/ETM)(a)	2,865	3,097,466
5.00%, 11/15/23 (Pre-refunded/ETM)(a)	1,575	1,702,796

		243,602,218

Minnesota–0.2%
City of Minneapolis MN Series 2017 4.00%, 12/01/19	7,710	8,199,816
State of Minnesota Series 2015B 5.00%, 8/01/22	3,745	4,364,573
Stillwater Independent School District No. 834 Series 2015A 5.00%, 2/01/24	4,190	5,016,100

		17,580,489

Missouri–0.2%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017A 5.00%, 3/01/25–3/01/28	2,820	3,229,536
City of Springfield MO Public Utility Revenue Series 2012 5.00%, 12/01/18–12/01/19	7,290	7,669,406
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 1/01/25	2,630	3,112,842

		14,011,784

Montana–0.2%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 2/15/25–2/15/28	14,990	17,740,674

Nevada–3.8%
City of Las Vegas NV Series 2015C 5.00%, 9/01/20–9/01/26	18,625	21,587,395
Clark County School District Series 2008A 5.00%, 6/15/21 (Pre-refunded/ETM)	5,000	5,136,950

Schedule of Investments—Diversified Municipal Portfolio	11

Principal Amount (000)		U.S. $ Value
Series 2015A 5.00%, 6/15/18	$70,485	$72,440,959
Series 2015B 5.00%, 6/15/22	17,785	20,485,830
Series 2016D 5.00%, 6/15/24	26,915	32,084,026
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) AGM Series 2009C 5.00%, 7/01/24	9,175	9,783,211
County of Clark NV Series 2015A 5.00%, 7/01/18	8,955	9,221,232
Series 2016A 5.00%, 11/01/24	7,080	8,589,668
Series 2016B 5.00%, 11/01/18–11/01/23	26,280	29,736,149
Series 2017 5.00%, 6/01/24	6,500	7,831,720
County of Clark NV (County of Clark NV Fuel Tax) Series 2011 5.00%, 7/01/19	8,390	8,955,151
Las Vegas Valley Water District Series 2015B 4.00%, 12/01/18	4,240	4,386,450
Series 2016B 5.00%, 6/01/28	4,590	5,590,253
State of Nevada Series 2014A 5.00%, 4/01/21	15,245	17,193,768
Series 2015D 5.00%, 4/01/23	10,205	12,028,940

		265,051,702

New Jersey–5.9%
New Jersey Economic Development Authority Series 2011EE 5.00%, 9/01/20 (Pre-refunded/ETM)(a)	4,640	5,145,714
5.50%, 9/01/21 (Pre-refunded/ETM)(a)	990	1,126,858
Series 2011G 5.00%, 9/01/20 (Pre-refunded/ETM)	2,605	2,888,919
Series 2013NN 5.00%, 3/01/20 (Pre-refunded/ETM)(a)	1,530	1,668,511
New Jersey Economic Development Authority (College Avenue Redevelopment Associates LLC) Series 2013 5.00%, 6/15/25–6/15/26	4,500	5,238,965
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011EE 5.00%, 9/01/20	$1,720	$1,862,657
5.50%, 9/01/21	370	408,750
Series 2011G 5.00%, 9/01/20	290	314,053
Series 2013 5.00%, 3/01/20	13,965	14,946,181
Series 2014P 5.00%, 6/15/20	1,425	1,535,608
Series 2014U 5.00%, 6/15/20–6/15/21	14,200	15,477,423
Series 2015X 5.00%, 6/15/19	10,585	11,154,791
Series 2017B 5.00%, 11/01/20–11/01/21	33,960	37,323,218
AMBAC Series 2005K 5.25%, 12/15/20	2,340	2,576,831
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.00%, 1/01/22	1,075	1,200,463
5.50%, 1/01/26–1/01/27	2,000	2,308,570
New Jersey Environmental Infrastructure Trust Series 2015 5.00%, 9/01/20–9/01/22	23,625	26,937,674
New Jersey Health Care Facilities Financing Authority (Trinitas Regional Medical Center Obligated Group) Series 2017A 5.00%, 7/01/20–7/01/21	3,750	4,116,084
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/19–9/15/21	44,040	47,590,437
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2006A 5.25%, 12/15/20	3,730	4,090,467
5.50%, 12/15/21	6,155	6,973,307
Series 2011B 5.00%, 6/15/20	1,310	1,410,241
Series 2013A 5.00%, 6/15/20	3,960	4,263,019
New Jersey Turnpike Authority Series 2012B 5.00%, 1/01/26–1/01/27	12,700	14,628,622
Series 2014A 5.00%, 1/01/27–1/01/29	75,940	89,637,816

12	Sanford C. Bernstein Fund, Inc.—2017 Annual Report

Principal Amount (000)		U.S. $ Value
Series 2014C 5.00%, 1/01/24	$14,720	$17,451,738
Series 2017B 5.00%, 1/01/29–1/01/31	39,985	48,428,832
AGM Series 2005D-3 5.25%, 1/01/26	14,770	18,061,494
NATL Series 2000B 1.54%, 1/01/30(i)	19,450	19,450,000

		408,217,243

New York–11.3%
City of New York NY Series 2009C 5.00%, 8/01/20–8/01/22	15,190	16,261,701
Series 2010B 5.00%, 8/01/19	12,225	13,096,765
Series 2013B 5.00%, 8/01/19	34,575	37,040,543
Series 2013I 5.00%, 8/01/19	7,260	7,777,711
Series 2013J 5.00%, 8/01/19–8/01/20	16,575	17,812,403
Series 2014A 5.00%, 8/01/27	1,130	1,344,519
Series 2015A 5.00%, 8/01/22–8/01/23	12,040	14,066,129
Series 2015B 5.00%, 8/01/23	6,370	7,562,591
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/28	6,890	7,959,328
Series 2012E 5.00%, 11/15/24 (Pre-refunded/ETM)	6,055	7,124,313
Series 2012F 5.00%, 11/15/22–11/15/26	55,610	64,690,138
Series 2012H 5.00%, 11/15/26	6,065	7,038,493
Series 2013B 5.00%, 11/15/26	9,505	11,198,696
Series 2014A 5.00%, 11/15/26–11/15/27	8,245	9,706,541
Series 2014C 5.00%, 11/15/27	5,000	5,899,450
AGC Series 2003B 5.25%, 11/15/20	8,415	9,454,421
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/27	4,505	5,259,362
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/22–11/01/25	34,430	39,302,931
Series 2011C 5.00%, 11/01/19–11/01/25	$23,420	$26,381,002
Series 2012A 5.00%, 8/01/25	12,345	14,399,825
Series 2012B 5.00%, 11/01/23–11/01/26	55,535	65,234,808
Series 2012E 5.00%, 11/01/21	8,545	9,807,609
Series 2015C 5.00%, 11/01/18	2,090	2,180,309
Series 2017 5.00%, 11/01/26	5,570	6,898,612
New York State Dormitory Authority Series 2009G 5.00%, 3/15/19 (Pre-refunded/ETM)	2,900	3,067,417
5.00%, 3/15/20 (Pre-refunded/ETM)	8,465	8,953,684
5.00%, 3/15/21 (Pre-refunded/ETM)	2,500	2,644,325
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/19–7/01/24	25,150	26,850,542
New York State Dormitory Authority (New York University) NATL Series 1998A 6.00%, 7/01/18	2,865	2,972,466
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2011E 5.00%, 8/15/21	3,880	4,427,507
Series 2012A 5.00%, 12/15/22	20,745	24,363,550
Series 2012B 5.00%, 3/15/22	21,800	25,184,450
Series 2013A 5.00%, 2/15/20	4,635	5,059,520
Series 2014C 5.00%, 3/15/27	2,015	2,389,790
Series 2017A 5.00%, 2/15/21	70,310	79,098,750
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001A 1.365%, 5/01/34(i)	6,800	6,293,760
AMBAC Series 2001B 1.365%, 10/01/36(i)	11,425	10,600,492
1.54%, 10/01/36(i)	11,000	10,205,712
XLCA Series 2004A 1.383%, 1/01/39(i)	10,000	9,143,670

Schedule of Investments—Diversified Municipal Portfolio	13

Principal Amount (000)		U.S. $ Value
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/23	$17,940	$20,659,166
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2013A 5.00%, 5/01/19	3,055	3,240,836
New York State Thruway Authority (New York State Thruway Authority Service Contract) Series 2009 5.00%, 4/01/18	10,000	10,202,300
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013C 5.00%, 3/15/25–3/15/26	63,625	74,112,014
Series 2013D 5.00%, 3/15/23	32,000	37,729,600
Series 2016A 5.00%, 3/15/24	4,010	4,812,401
New York Transportation Development Corp. (American Airlines, Inc.) 5.00%, 8/01/19	4,100	4,308,198
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/28	3,335	3,861,863

		787,680,213

North Carolina–0.4%
North Carolina Eastern Municipal Power Agency Series 1988A 6.00%, 1/01/26 (Pre-refunded/ETM)	1,720	2,055,090
Series 2012B 5.00%, 1/01/21 (Pre-refunded/ETM)	13,270	14,883,234
State of North Carolina Series 2017B 5.00%, 5/01/19	9,840	10,456,181

		27,394,505

Ohio–2.9%
City of Columbus OH Series 2013-1 5.00%, 7/01/20	4,580	5,061,495
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2010F 5.00%, 12/01/19–12/01/24	93,725	104,274,694
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/26–2/15/27	$5,455	$6,212,731
Hamilton County Convention Facilities Authority (Hamilton County Convention Facilities Authority Lease) Series 2014 5.00%, 12/01/22–12/01/23	3,440	3,916,162
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33	6,325	6,229,113
State of Ohio Series 2011A 5.00%, 8/01/20–8/01/21	57,430	64,313,964
University of Cincinnati Series 2010F 5.00%, 6/01/20–6/01/21	6,795	7,487,915
University of Toledo Series 2010 5.00%, 6/01/21	2,610	2,840,228

		200,336,302

Oklahoma–0.2%
Comanche County Memorial Hospital Series 2015 5.00%, 7/01/20–7/01/28	9,270	9,917,566
McGee Creek Authority NATL Series 1992 6.00%, 1/01/23	2,660	2,905,332

		12,822,898

Oregon–0.7%
City of Portland OR Sewer System Revenue Series 2013A 5.00%, 8/01/22	8,685	10,121,846
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.00%, 10/01/24(a)	1,000	1,110,020
Port of Portland OR (Portland Intl Airport) Series 2010-20C 5.00%, 7/01/23	1,405	1,541,482
State of Oregon Department of Administrative Services Series 2009D 5.00%, 11/01/21 (Pre-refunded/ETM)(a)	4,025	4,345,672

14	Sanford C. Bernstein Fund, Inc.—2017 Annual Report

Principal Amount (000)		U.S. $ Value
5.00%, 11/01/22 (Pre-refunded/ETM)(a)	$3,120	$3,368,570
5.00%, 11/01/23 (Pre-refunded/ETM)(a)	1,115	1,203,832
State of Oregon Department of Administrative Services COP Series 2009D 5.00%, 11/01/21–11/01/23	10,275	11,070,122
State of Oregon Department of Transportation (State of Oregon Department of Transportation Street & Highway) Series 2017A 5.00%, 11/15/18–11/15/19	13,970	14,758,646

		47,520,190

Pennsylvania–5.2%
Allegheny County Airport Authority (Pittsburgh International Airport) NATL Series 2001B 5.00%, 1/01/18	1,585	1,600,010
Allegheny County Sanitary Authority Series 2015 5.00%, 12/01/23	3,500	4,103,505
City of Philadelphia PA Series 2013A 5.00%, 7/15/19–7/15/21	4,495	4,947,831
AGM Series 2017A 5.00%, 8/01/27–8/01/32	46,290	54,517,985
City of Philadelphia PA Airport Revenue (Philadelphia Intl Airport) Series 2010A 5.00%, 6/15/21	6,225	6,823,596
Series 2010D 5.00%, 6/15/19–6/15/20	18,065	19,440,436
Series 2011A 5.00%, 6/15/19	4,025	4,280,829
City of Philadelphia PA Water & Wastewater Revenue Series 2016 5.00%, 10/01/24–10/01/26	17,425	21,084,504
Commonwealth of Pennsylvania Series 2016 5.00%, 9/15/24	9,575	11,314,299
Montgomery County Higher Education & Health Authority (Philadelphia Presbyterian Homes Obligated Group) 5.00%, 12/01/27–12/01/32(f)	5,000	5,707,405
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 7/01/18–7/01/19	27,985	29,675,787
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 6/30/26–12/31/28	$51,190	$60,015,393
Pennsylvania Turnpike Commission Series 2009B 5.00%, 6/01/18–6/01/19	23,775	24,766,259
5.00%, 6/01/20 (Pre-refunded/ETM)	5,425	5,774,099
Series 2017B 5.00%, 6/01/28–6/01/30	13,255	15,583,789
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/18–9/01/20	24,730	26,682,584
5.125%, 9/01/22	9,080	9,986,729
Southeastern Pennsylvania Transportation Authority Series 2010 5.00%, 3/01/23–3/01/24	12,245	13,343,812
State Public School Building Authority (School District of Philadelphia (The)) Series 2016D 5.00%, 9/01/24	8,360	9,690,327
Series 2016F 5.00%, 9/01/23–9/01/24	29,155	33,725,985

		363,065,164

Puerto Rico–0.2%
Puerto Rico Sales Tax Financing Corp. Series 2009A 5.375%, 8/01/20 (Pre-refunded/ETM)	10,315	11,118,435

Rhode Island–0.5%
Rhode Island Commerce Corp. Series 2016B 5.00%, 6/15/27	10,565	12,811,541
Rhode Island Depositors Economic Protection Corp. Series 1993A 6.375%, 8/01/22 (Pre-refunded/ETM)(a)	5,780	7,102,522
AGM Series 1993A 5.50%, 8/01/20 (Pre-refunded/ETM)	1,500	1,660,380
Tobacco Settlement Financing Corp./RI Series 2015A 5.00%, 6/01/21–6/01/23	14,635	16,345,289

		37,919,732

Schedule of Investments—Diversified Municipal Portfolio	15

Principal Amount (000)		U.S. $ Value
South Carolina–0.2%
Beaufort County School District/SC Series 2015A 5.00%, 3/01/18	$3,210	$3,263,736
Kershaw County School District/SC Series 2015 5.00%, 12/01/21	1,185	1,341,941
SCAGO Educational Facilities Corp. for Pickens School District (SCAGO Educational Facilities Corp. for Pickens School District Lease) Series 2015 5.00%, 12/01/22–12/01/27	7,000	8,218,965

		12,824,642

South Dakota–0.1%
South Dakota Health & Educational Facilities Authority (Regional Health System Obligated Group) Series 2017 5.00%, 9/01/29–9/01/30	7,025	8,323,383

Tennessee–0.0%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	2,115	2,398,770

Texas–8.1%
Austin Independent School District Series 2014B 5.00%, 8/01/20–8/01/21	6,700	7,460,757
Series 2017 5.00%, 8/01/19	13,140	14,072,020
Bell County Health Facility Development Corp. Series 1989 6.50%, 7/01/19 (Pre-refunded/ETM)	535	568,555
Brownsville Independent School District Series 2013A 5.00%, 2/15/19	4,000	4,214,360
Bryan Independent School District Series 2015B 4.00%, 2/15/18	1,315	1,329,728
Camino Real Regional Mobility Authority Series 2008 5.00%, 2/15/21	415	416,150
Central Texas Turnpike System Series 2015A 5.00%, 8/15/42	19,480	21,128,203
Series 2015C 5.00%, 8/15/23–8/15/25	4,860	5,764,025
City of Dallas TX Series 2014 5.00%, 2/15/21	7,500	8,363,775
Series 2015 5.00%, 2/15/21	$3,240	$3,613,151
City of Garland TX Series 2010 5.00%, 2/15/24	3,800	4,134,970
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/23–9/01/25	3,800	4,426,660
City of Houston TX Airport System Revenue Series 2009A 5.00%, 7/01/21	2,090	2,151,342
AGM Series 2000P 2.461%, 7/01/30(i)	1,200	1,146,780
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2015B 5.00%, 7/15/20	6,400	6,864,896
City of Houston TX Combined Utility System Revenue Series 2014C 5.00%, 5/15/23–5/15/28	24,850	29,231,885
City of San Antonio TX Series 2014 5.00%, 2/01/21	3,905	4,378,091
City of San Antonio TX Electric & Gas Systems Revenue Series 2008 5.00%, 2/01/21 (Pre-refunded/ETM)	5,040	5,107,082
Series 2009D 5.00%, 2/01/20	47,315	49,830,265
City of Waco TX Series 2015 5.00%, 2/01/21	5,505	6,175,729
County of Harris TX Series 2010A 5.00%, 10/01/23–10/01/25	17,725	19,700,275
Series 2014A 5.00%, 10/01/17	4,820	4,820,000
Dallas Independent School District Series 2011 5.00%, 2/15/22	5,165	5,788,829
Dallas/Fort Worth International Airport Series 2012F 5.00%, 11/01/21–11/01/25	17,905	19,737,062
Series 2014A 5.25%, 11/01/28	11,550	13,500,680
Harris County Hospital District Series 2016 5.00%, 2/15/20–2/15/27	7,155	8,062,695
Houston Independent School District Series 2014 5.00%, 2/15/18	16,790	17,041,178

16	Sanford C. Bernstein Fund, Inc.—2017 Annual Report

Principal Amount (000)		U.S. $ Value
Series 2016A 5.00%, 2/15/23	$5,070	$5,955,881
North Texas Tollway Authority Series 2014A 5.00%, 1/01/21–1/01/24	16,745	19,275,265
Series 2015B 5.00%, 1/01/23–1/01/28	12,275	14,530,528
North Texas Tollway Authority (North Texas Tollway Authority Special Projects System) Series 2011D 5.00%, 9/01/24	5,000	5,697,050
5.25%, 9/01/25–9/01/26	35,940	41,284,164
Plano Independent School District Series 2017 5.00%, 2/15/20	4,855	5,302,048
San Antonio Water System Series 2011A 5.00%, 5/15/23–5/15/26	21,200	23,256,587
Series 2013E 5.00%, 5/15/25	3,000	3,529,890
Spring Branch Independent School District Series 2015A 5.00%, 2/01/23–2/01/24	6,715	7,980,548
Series 2015B 5.00%, 2/01/23–2/01/24	10,435	12,398,389
Spring Independent School District Series 2011 5.00%, 8/15/20–8/15/21	8,365	9,266,646
State of Texas Series 2011 5.00%, 10/01/22–10/01/25	33,370	38,153,686
5.00%, 10/01/23 (Pre-refunded/ETM)(a)	5,500	6,287,325
5.00%, 10/01/24 (Pre-refunded/ETM)(a)	5,440	6,218,736
5.00%, 10/01/25 (Pre-refunded/ETM)(a)	3,025	3,458,029
Series 2014 4.00%, 10/01/17	5,400	5,400,000
Series 2014A 5.00%, 10/01/23	13,680	16,328,448
Series 2015A 5.00%, 10/01/23	10,615	12,670,064
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2015B-2 3.875%, 11/15/20	3,500	3,502,835
Texas A&M University Series 2009D 5.00%, 5/15/18	2,000	2,050,040
Texas Transportation Commission State Highway Fund Series 2015 5.00%, 10/01/23	16,920	20,185,052
University of Houston Series 2017A 5.00%, 2/15/19–2/15/21	$19,955	$21,856,568
University of Texas System (The) Series 2016D 5.00%, 8/15/25	5,580	6,847,441

		560,464,363

Utah–0.2%
Alpine School District/UT Series 2017 5.00%, 3/15/20	6,985	7,654,163
Davis School District Series 2017 5.00%, 6/01/22	1,000	1,160,890
Utah Transit Authority (Utah Transit Authority Sales Tax) Series 2015A 5.00%, 6/15/26–6/15/28	5,455	6,532,552

		15,347,605

Virginia–2.1%
County of Fairfax VA Series 2015C 4.00%, 10/01/17	25,985	25,985,000
5.00%, 10/01/18	13,855	14,411,832
Virginia College Building Authority Series 2017B 5.00%, 2/01/19	8,265	8,698,747
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2015A 5.00%, 2/01/23	4,345	5,106,201
Series 2015B 5.00%, 9/01/20–9/01/22	35,675	40,565,930
Virginia Commonwealth Transportation Board Series 2017 5.00%, 5/15/19–5/15/21	17,285	18,948,218
Series 2017B 5.00%, 5/15/19	6,860	7,302,333
Virginia Public School Authority (Virginia Public School Authority State Lease) Series 2015 4.00%, 8/01/19	12,645	13,337,314
Series 2017V 5.00%, 4/15/19	9,855	10,461,082

		144,816,657

Washington–8.6%
Chelan County Public Utility District No. 1 Series 2011A 5.00%, 7/01/20	3,110	3,400,629
Series 2011B 5.00%, 7/01/21	5,000	5,599,850

Schedule of Investments—Diversified Municipal Portfolio	17

Principal Amount (000)		U.S. $ Value
5.25%, 7/01/22	$3,670	$4,143,467
City of Seattle WA Drainage & Wastewater Revenue Series 2016 5.00%, 4/01/20	3,910	4,283,170
City of Seattle WA Municipal Light & Power Revenue Series 2016C 5.00%, 10/01/21	11,130	12,737,283
City of Seattle WA Water System Revenue Series 2017 5.00%, 8/01/20–8/01/22	9,340	10,585,883
County of Cowlitz WA (County of Cowlitz WA Spl Swr) NATL Series 2002 5.50%, 11/01/19	985	1,029,128
County of King WA Series 2015 5.00%, 7/01/23	2,485	2,955,908
County of King WA Sewer Revenue Series 2011B 5.00%, 1/01/23 (Pre-refunded/ETM)(a)	1,160	1,299,049
5.00%, 1/01/23	3,255	3,637,430
Energy Northwest (Bonneville Power Administration) Series 2012A 5.00%, 7/01/18–7/01/21	96,445	102,186,121
Series 2016A 5.00%, 7/01/25–7/01/27	50,640	62,038,580
Series 2017A 5.00%, 7/01/28–7/01/29	29,545	36,587,572
Franklin County School District No. 1 Pasco Series 2015 5.00%, 12/01/23	4,750	5,653,925
Grant County Public Utility District No. 2 Series 2011I 5.00%, 1/01/20–1/01/23	13,725	15,281,875
King County School District No. 45 Bellevue Series 2014 5.00%, 12/01/18	2,415	2,527,346
King County School District No. 49 Tahoma Series 2015 5.00%, 12/01/22	2,710	3,180,781
Port of Seattle WA Series 2010B 5.00%, 6/01/22	1,995	2,175,907
Series 2015C 5.00%, 4/01/21–4/01/23	3,570	4,092,850
Snohomish County School District No. 2 Everett Series 2014 5.00%, 12/01/21	$3,600	$4,136,184
State of Washington Series 2012 5.00%, 7/01/22–7/01/23	27,935	32,541,041
Series 2012R 5.00%, 7/01/23–7/01/24	22,715	26,465,139
Series 2013 5.00%, 7/01/20	3,310	3,654,207
Series 2014D 5.00%, 7/01/20	3,640	4,018,524
Series 20152 5.00%, 7/01/20–7/01/23	51,080	58,207,493
Series 2015A-1 5.00%, 8/01/22–8/01/23	27,765	32,710,609
Series 2015B 5.00%, 2/01/22	4,480	5,161,005
Series 2017R 5.00%, 8/01/22	7,700	8,973,888
State of Washington (State of Washington Fed Hwy Grant) Series 2012F-1 5.00%, 9/01/21–9/01/23	36,660	41,878,550
Series 2013C 5.00%, 9/01/19	6,060	6,500,926
State of Washington COP Series 2015 5.00%, 7/01/18	3,565	3,672,877
Series 2015C 5.00%, 7/01/21–7/01/23	26,825	31,299,596
Washington Health Care Facilities Authority (MultiCare Health System) Series 2015B 5.00%, 8/15/28–8/15/30	31,550	36,879,214
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 8/15/25–8/15/30	15,880	18,478,224

		597,974,231

West Virginia–0.0%
West Virginia Hospital Finance Authority (West Virginia University Health System Obligated Group) AGM Series 2004C 1.505%, 2/15/34(i)	3,200	2,873,478

Wisconsin–0.3%
State of Wisconsin Environmental Improvement Fund Revenue Series 2017A 5.00%, 6/01/19	15,420	16,420,141

18	Sanford C. Bernstein Fund, Inc.—2017 Annual Report

Principal Amount (000)		U.S. $ Value
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	$1,000	$1,117,900
Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.) Series 2017B-3 3.00%, 11/15/22(g)	1,200	1,214,544
WPPI Energy Series 2014A 5.00%, 7/01/29	1,000	1,177,320

		19,929,905

Total Long-Term Municipal Bonds (cost $5,912,127,346)		6,115,926,121

Short-Term Municipal Notes–5.9%
California–0.3%
California Pollution Control Financing Authority (Pacific Gas & Electric Co.) Series 1997B 0.88%, 11/01/26(j)	21,800	21,800,000

Delaware–0.3%
County of New Castle DE (FlightSafety International, Inc.) Series 2002 0.85%, 6/01/22(j)	22,965	22,965,000

Idaho–0.6%
State of Idaho Series 2017 4.00%, 6/29/18	40,770	41,682,840

Kentucky–0.4%
Louisville Regional Airport Authority (United Parcel Service, Inc.) Series 1999B 0.94%, 1/01/29(j)	30,200	30,200,000

Mississippi–0.7%
Mississippi Business Finance Corp. (Chevron USA, Inc.) Series 2010G 0.89%, 11/01/35(j)	48,150	48,150,000

New York–0.8%
City of New York NY Series 2013D 0.87%, 8/01/40(j)	10,050	10,050,000
Series 2013I 0.87%, 4/01/36(j)	44,000	44,000,000

		54,050,000

Texas–2.4%
Gulf Coast Industrial Development Authority (Exxon Mobil Corp.) Series 2012 0.87%, 11/01/41(j)	$7,815	$7,815,000
State of Texas Series 2017 4.00%, 8/30/18	153,200	157,345,592

		165,160,592

Virginia–0.4%
Virginia Commonwealth Transportation Board Series 2017 5.00%, 5/15/18	4,110	4,213,367
Series 2017B 5.00%, 5/15/18	10,520	10,784,578
Virginia Public School Authority (Virginia Public School Authority State Lease) Series 2017V 5.00%, 4/15/18	12,235	12,503,191

		27,501,136
Total Short-Term Municipal Notes (cost $411,644,859)		411,509,568

Total Municipal Obligations (cost $6,323,772,205)		6,527,435,689

GOVERNMENTS-TREASURIES–5.0%
United States–5.0%
U.S. Treasury Notes 1.625%, 10/31/23	70,571	68,806,725
2.125%, 11/30/23	274,066	274,879,633

Total Governments–Treasuries (cost $340,450,987)		343,686,358

SHORT-TERM INVESTMENTS–0.5%
Time Deposit–0.5%
State Street Time Deposit 0.12%, 10/02/17 (cost $35,898,321)	35,898	35,898,321

Total Investments—99.3% (cost $6,700,121,513)		6,907,020,368

Other assets less liabilities—0.7%		49,865,920

Net Assets—100.0%		$6,956,886,288

Schedule of Investments—Diversified Municipal Portfolio	19

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(b)	Non-income producing security.
(c)	Defaulted.
(d)	Illiquid security.
(e)	Defaulted matured security.
(f)	When-Issued or delayed delivery security.
(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the aggregate market value of these securities amounted to $13,290,258 or 0.2% of net assets.
(h)	Variable rate coupon, rate shown as of September 30, 2017.
(i)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2017 and the aggregate market value of these securities amounted to $73,145,792 or 1.05% of net assets.
(j)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.9% and 0.0%, respectively.

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

COP—Certificate of Participation

ETM—Escrowed to Maturity

NATL—National Interstate Corporation

OSF—Order of St. Francis

SRF—State Revolving Fund

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

California Municipal Portfolio

September 30, 2017

Principal Amount (000)		U.S. $ Value
MUNICIPAL OBLIGATIONS–93.5%
Long-Term Municipal Bonds–91.1%
California–81.2%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 4/01/20–4/01/22	$2,000	$2,241,040
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 5/01/21–5/01/24	4,050	4,706,487
Bay Area Toll Authority Series 2009F-1 5.00%, 4/01/22 (Pre-refunded/ETM)	14,975	15,879,789
Series 2012 5.00%, 4/01/24–4/01/25	13,845	16,023,379
Bay Area Water Supply & Conservation Agency Series 2013A 5.00%, 10/01/25	4,710	5,516,635
California Econ Recovery Series 2009A 5.00%, 7/01/18 (Pre-refunded/ETM)	12,420	12,799,680
5.00%, 7/01/20 (Pre-refunded/ETM)	22,500	24,076,575
California Educational Facilities Authority (Claremont Mckenna College) Series 2015A 5.00%, 1/01/27	1,300	1,593,917
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/28	1,545	1,848,376
California Health Facilities Financing Authority (Cedars-Sinai Medical Center) Series 2015 5.00%, 11/15/27–11/15/29	19,500	23,653,180
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017A 5.00%, 8/15/32	1,215	1,413,264

20	Sanford C. Bernstein Fund, Inc.—2017 Annual Report

Principal Amount (000)		U.S. $ Value
California Health Facilities Financing Authority (Kaiser Foundation Hospitals) Series 2017P 5.00%, 11/01/32	$7,370	$8,638,377
California Infrastructure & Economic Development Bank Series 2016 4.00%, 10/01/18	2,460	2,537,072
5.00%, 10/01/21	3,925	4,519,951
California Infrastructure & Economic Development Bank (Broad Collection (The)) Series 2011A 5.00%, 6/01/21	20,650	23,539,761
California Infrastructure & Economic Development Bank (California Infrastructure & Economic Development Bank SRF) Series 2017 5.00%, 10/01/24	5,000	6,131,850
California Infrastructure & Economic Development Bank (Segerstrom Center for the Arts) Series 2016 5.00%, 7/01/26	2,370	2,878,365
Series 2016B 5.00%, 7/01/23	8,145	9,556,284
California Municipal Finance Authority (Rocketship Education) Series 2015A 4.25%, 3/01/28(a)(b)	1,900	1,949,381
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/27(b)	4,000	4,438,960
California School Finance Authority (Launchpad Development Obligated Group) Series 2016A 5.00%, 6/01/31(a)(b)	1,000	1,055,710
California State Public Works Board Series 2009E 5.00%, 4/01/21 (Pre-refunded/ETM)	5,890	6,245,874
5.00%, 4/01/22 (Pre-refunded/ETM)	4,935	5,233,173
Series 2011G 5.00%, 12/01/23 (Pre-refunded/ETM)	1,545	1,779,855
California State Public Works Board (California State Public Works Board Lease) Series 2014A 5.00%, 9/01/30	11,220	13,176,656
Series 2014B 5.00%, 10/01/29	4,445	5,244,611
AMBAC Series 1993A 5.00%, 12/01/19	$1,715	$1,796,034
California State University Series 2010A 5.00%, 11/01/24	1,490	1,633,278
Series 2011A 5.25%, 11/01/26	5,500	6,357,670
Series 2012A 5.00%, 11/01/26	10,930	12,729,515
Series 2014A 5.00%, 11/01/28	16,650	19,918,894
California Statewide Communities Development Authority (CHF-Irvine LLC) Series 2017A 5.00%, 5/15/29	1,210	1,449,943
Central Coast Water Authority Series 2016 5.00%, 10/01/18–10/01/20	3,485	3,799,695
City & County of San Francisco CA COP Series 2015R 5.00%, 9/01/21–9/01/24	7,405	8,655,759
City of Hayward CA COP Series 2015 5.00%, 11/01/20–11/01/23	9,255	10,673,511
City of Long Beach CA Harbor Revenue Series 2010A 5.00%, 5/15/22–5/15/25	16,895	18,563,842
Series 2010B 5.00%, 5/15/21	6,500	7,148,505
Series 2015A 4.00%, 5/15/18	2,145	2,183,782
City of Los Angeles CA Wastewater System Revenue Series 2012C 5.00%, 6/01/23	2,765	3,213,953
Series 2017A 5.00%, 6/01/30	4,800	5,916,864
City of Los Angeles Department of Airports Series 2017A 5.00%, 5/15/29	2,575	3,105,064
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2009A 5.25%, 5/15/23–5/15/24	15,955	17,078,552
Series 2010A 5.00%, 5/15/23–5/15/25	25,915	28,613,230
Series 2010D 5.00%, 5/15/23	5,000	5,522,050
City of Riverside CA Sewer Revenue Series 2015A 5.00%, 8/01/27–8/01/30	5,320	6,321,792

Schedule of Investments—California Municipal Portfolio	21

Principal Amount (000)		U.S. $ Value
City of Roseville CA Series 2017A 5.00%, 9/01/28–9/01/30(a)	$2,305	$2,655,969
City of Roseville CA (HP Campus Oaks Community Facilities District No 1) Series 2016 5.00%, 9/01/31(a)	1,170	1,269,731
City of San Francisco CA Public Utilities Commission Wastewater Revenue Series 2013B 5.00%, 10/01/25	4,000	4,650,320
City of San Francisco CA Public Utilities Commission Water Revenue Series 2009A 5.00%, 11/01/28 (Pre-refunded/ETM)	2,000	2,165,820
Series 2011A 5.00%, 11/01/25	11,320	13,007,246
City of San Jose CA Airport Revenue Series 2014A 5.00%, 3/01/25	3,600	4,223,088
Contra Costa Transportation Authority (Contra Costa Transportation Authority Sales Tax) Series 2015A 5.00%, 3/01/22	3,000	3,482,730
Series 2017A 5.00%, 3/01/30	1,250	1,532,925
Cotati-Rohnert Park Unified School District AGM Series 2015B 5.00%, 8/01/21	3,000	3,411,930
County of San Diego CA (Sanford Burnham Prebys Medical Discovery Institute) Series 2015A 5.00%, 11/01/21	1,725	1,959,997
Desert Sands Unified School District Series 2015 5.00%, 8/01/21	1,680	1,924,222
Dublin Unified School District Series 2016A 5.00%, 8/01/18	2,845	2,942,868
Elk Grove Unified School District Series 2017 5.00%, 8/01/18	5,635	5,828,844
Fremont Community Facilities District No 1 Series 2015 5.00%, 9/01/27(a)	1,000	1,150,530
Golden State Tobacco Securitization Corp. Series 2017A 4.00%, 6/01/18	5,720	5,833,084
5.00%, 6/01/19–6/01/20	11,585	12,402,967
Lake Elsinore Public Financing Authority Series 2015 5.00%, 9/01/21–9/01/23(a)	$1,675	$1,895,913
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/23	4,025	4,605,928
Long Beach Unified School District Series 2009A 5.00%, 8/01/18	9,845	10,181,207
Series 2010A 5.00%, 8/01/25	1,000	1,106,800
Los Angeles Community College District/CA Series 2015A 5.00%, 8/01/25	5,000	6,102,550
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2010A 5.00%, 7/01/21	2,000	2,211,420
Los Angeles Department of Water & Power PWR Series 2013A 5.00%, 7/01/21	1,505	1,719,116
Series 2014B 5.00%, 7/01/27	2,190	2,596,420
Series 2014C 5.00%, 7/01/26	11,725	14,122,411
Los Angeles Department of Water & Power WTR Series 2012C 5.00%, 7/01/23	1,540	1,798,997
Los Angeles Unified School District/CA Series 2014C 5.00%, 7/01/27	10,365	12,375,188
Series 2016A 5.00%, 7/01/24–7/01/27	35,000	42,812,852
Series 2017A 5.00%, 7/01/27	9,020	11,423,018
Mammoth Unified School District/CA NATL Series 1998 Zero Coupon, 8/01/21–8/01/22	2,100	1,951,988
Metropolitan Water District of Southern California Series 1993 5.75%, 8/10/18	2,600	2,682,082
Series 1993A 5.75%, 7/01/21 (Pre-refunded/ETM)	710	828,492
5.75%, 7/01/21	1,775	1,951,950
Series 2017B 5.00%, 8/01/20	5,000	5,528,550

22	Sanford C. Bernstein Fund, Inc.—2017 Annual Report

Principal Amount (000)		U.S. $ Value
Municipal Improvement Corp. of Los Angeles (Municipal Improvement Corp. of Los Angeles Lease) Series 2016B 5.00%, 11/01/19	$2,875	$3,109,629
Natomas Unified School District BAM Series 2014 5.00%, 8/01/22–8/01/23	4,950	5,810,601
Northern California Power Agency Series 2012A 5.00%, 7/01/25–7/01/27	3,980	4,537,121
Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/23	1,575	1,886,346
Series 2016 5.00%, 8/01/27	2,405	2,968,612
Orange County Sanitation District COP Series 2009A 5.00%, 2/01/18–2/01/19	9,155	9,466,326
5.00%, 2/01/20 (Pre-refunded/ETM)	1,890	1,991,758
Palm Desert Redevelopment Agency Successor Agency BAM Series 2017A 5.00%, 10/01/24	1,000	1,211,620
Palo Alto Unified School District Series 2016 4.00%, 8/01/18	1,750	1,795,360
Palomar Health Series 2016 3.00%, 11/01/17	1,000	1,001,040
4.00%, 11/01/19	625	651,088
Peralta Community College District Series 2014A 5.00%, 8/01/28	1,820	2,186,093
Pittsburg Successor Agency Redevelopment Agency AGM Series 2016A 5.00%, 9/01/27	2,750	3,305,830
Port of Los Angeles Series 2011B 5.00%, 8/01/23	2,500	2,857,350
Series 2014A 5.00%, 8/01/26–8/01/27	2,565	3,025,673
Port of Oakland Series 2012P 5.00%, 5/01/22–5/01/25	16,945	19,421,885
Series 2017E 5.00%, 11/01/19	3,910	4,224,051
Series 2017F 5.00%, 11/01/18	5,000	5,209,400
NATL Series 2007C 5.00%, 11/01/18	1,900	1,906,080
Riverside County Public Financing Authority (Riverside County Public Financing Authority Lease) Series 2015 5.00%, 11/01/28	$3,395	$4,067,176
Romoland School District Series 2015 5.00%, 9/01/23(a)	955	1,100,150
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	1,405	1,491,520
Sacramento City Unified School District/CA Series 2011 5.00%, 7/01/24	4,945	5,595,960
Sacramento County Sanitation Districts Financing Authority AMBAC Series 2001 5.50%, 12/01/21	1,175	1,376,853
Sacramento Municipal Utility District Series 2012Y 5.00%, 8/15/25	4,555	5,319,101
Sacramento Regional Transit District Series 2012 5.00%, 3/01/24 (Pre-refunded/ETM)(a)	370	411,451
5.00%, 3/01/24	630	693,706
San Diego County Water Authority COP AGM Series 2008A 5.00%, 5/01/19	1,460	1,493,638
5.00%, 5/01/24 (Pre-refunded/ETM)	4,860	4,974,550
San Diego County Water Authority Financing Corp. Series 2015 5.00%, 5/01/21	1,000	1,137,200
Series 2016S 5.00%, 5/01/21	10,665	12,084,725
AGM Series 2008A 5.00%, 5/01/19 (Pre-refunded/ETM)	1,335	1,366,466
San Diego Public Facilities Financing Authority Sewer Revenue Series 2009B 5.00%, 5/15/18	20,615	21,141,095
5.00%, 5/15/21 (Pre-refunded/ETM)	14,905	15,878,446
Series 2015 5.00%, 5/15/22	4,785	5,587,444
San Diego Public Facilities Financing Authority Water Revenue Series 2016B 5.00%, 8/01/18–8/01/19	5,940	6,337,465

Schedule of Investments—California Municipal Portfolio	23

Principal Amount (000)		U.S. $ Value
San Francisco City & County Airport Comm-San Francisco International Airport Series 2011S 5.00%, 5/01/25 (Pre-refunded/ETM)(a)	$855	$971,519
5.00%, 5/01/25	2,145	2,427,990
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2011 5.25%, 5/01/18	4,655	4,770,584
Series 2011C 5.00%, 5/01/21	3,900	4,410,120
Series 2016S 5.00%, 5/01/26	3,810	4,764,710
San Francisco City & County Redevelopment Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/19–8/01/24(a)	3,855	4,324,491
San Francisco City & County Redevelopment Agency (Successor Agency to the Redev of San Francisco –Mission Bay South) Series 2016B 5.00%, 8/01/26	1,070	1,310,119
San Joaquin Delta Community College District Series 2015A 5.00%, 8/01/20–8/01/22	3,685	4,171,546
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No 06-01) Series 2016 5.00%, 9/01/29–9/01/30(a)	2,365	2,678,765
Simi Valley Unified School District Series 2017 5.00%, 8/01/18–8/01/19	2,375	2,509,630
South Placer Wastewater Authority/CA Series 2011C 5.00%, 11/01/19–11/01/20	5,520	6,039,186
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2010 5.00%, 7/01/22–7/01/25	12,235	13,367,779
Series 2014A 5.00%, 7/01/30	1,000	1,179,380
Southwestern Community College District Series 2015 5.00%, 8/01/20–8/01/25	14,850	17,731,057
State of California Series 2013 5.00%, 10/01/20–9/01/28	$29,390	$33,332,484
Series 2014 5.00%, 12/01/22–5/01/29	23,385	27,728,747
Series 2015 5.00%, 3/01/21	17,455	19,690,113
Series 2015B 5.00%, 9/01/24	3,330	4,041,221
Series 2017 5.00%, 11/01/22	7,010	8,227,637
State of California Department of Water Resources Series 2011A 5.00%, 12/01/20 (Pre-refunded/ETM)(a)	50	56,041
5.00%, 12/01/20	1,745	1,961,048
Series 2014A 5.00%, 12/01/27	5,690	6,839,892
Series 2016A 5.00%, 12/01/18	1,140	1,194,674
State of California Department of Water Resources Power Supply Revenue Series 2008K 5.00%, 5/01/18	23,145	23,698,628
Series 2010L 5.00%, 5/01/20	13,940	15,370,383
Series 2011N 5.00%, 5/01/20	4,210	4,641,988
Stockton Unified School District Series 2016 5.00%, 8/01/28	7,770	9,384,217
Sweetwater Union High School District BAM Series 2014 5.00%, 8/01/28–8/01/29	7,980	9,419,660
University of California Series 2009Q 5.25%, 5/15/22	155	157,034
Series 2010U 5.00%, 5/15/24	4,215	4,649,314
Series 2012G 5.00%, 5/15/25	10,000	11,613,600
Series 2013A 5.00%, 5/15/48	4,685	5,565,030
Series 2014A 5.00%, 5/15/28	1,000	1,202,210
Series 2015A 5.00%, 5/15/20–5/15/24	4,780	5,544,600
Series 2015I 5.00%, 5/15/21	2,900	3,306,551
Series 2017A 5.00%, 5/15/28–5/15/31	9,465	11,676,513
Series 2017M 5.00%, 5/15/30–5/15/32	7,010	8,543,829

24	Sanford C. Bernstein Fund, Inc.—2017 Annual Report

Principal Amount (000)		U.S. $ Value
Vacaville Unified School District BAM Series 2015C 5.00%, 8/01/20–8/01/22	$2,390	$2,710,839
Vista Unified School District Series 2015 5.00%, 8/01/20	2,100	2,332,974

		1,025,866,200

Colorado–0.5%
City & County of Denver CO (United Airlines, Inc.) 5.00%, 10/01/32	3,000	3,265,110
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2011A 5.75%, 11/15/20	1,700	1,924,162
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/20	1,625	1,814,881

		7,004,153

Florida–0.2%
County of Miami-Dade FL Aviation Revenue Series 2009A 5.75%, 10/01/21	1,055	1,150,414
Miami-Dade County Expressway Authority Series 2013A 5.00%, 7/01/21	1,280	1,448,499
New River Community Development District Series 2006B 5.00%, 5/01/13(a)(c)(d)	405	0

		2,598,913

Illinois–2.5%
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	2,185	2,334,585
State of Illinois Series 2006A 5.00%, 6/01/21	1,000	1,080,360
Series 2012 5.00%, 8/01/18–8/01/21	9,950	10,492,177
Series 2013 5.00%, 7/01/20–7/01/22	3,870	4,135,514
Series 2014 5.00%, 2/01/21	3,365	3,616,298
Series 2016 5.00%, 1/01/21–11/01/24	4,935	5,357,353
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 6.00%, 1/01/26(a)	4,450	4,339,596

		31,355,883

Massachusetts–0.7%
Commonwealth of Massachusetts NATL Series 2000E 1.635%, 12/01/30(e)	$6,075	$5,646,956
NATL Series 2000G 1.635%, 12/01/30(e)	2,200	2,044,999
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 7/01/27	1,055	1,242,832

		8,934,787

New Jersey–2.4%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2017D 5.00%, 6/15/29(f)	2,000	2,239,500
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2012A 5.00%, 6/15/21	2,870	3,153,958
Series 2013A 5.00%, 12/15/19–6/15/20	23,060	24,735,058

		30,128,516

New York–1.2%
New York State Dormitory Authority (New York State Sales Tax) Series 2015A 5.00%, 3/15/18	9,835	10,013,407
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001B 1.365%, 10/01/36(e)	5,550	5,149,473

		15,162,880

Ohio–0.2%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	920	908,141
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33	1,125	1,107,945

		2,016,086

Schedule of Investments—California Municipal Portfolio	25

Principal Amount (000)		U.S. $ Value
Puerto Rico–0.4%
Commonwealth of Puerto Rico NATL Series 2001A 5.50%, 7/01/19	$5,470	$5,742,406

Texas–1.2%
City of Houston TX Airport System Revenue Series 2011A 5.00%, 7/01/19	10,290	10,937,035
Mission Economic Development Corp. (Natgasoline LLC) Series 2016A 5.75%, 10/01/31(b)	1,140	1,195,929
Series 2016B 5.75%, 10/01/31(b)	1,335	1,400,495
North Texas Tollway Authority Series 2015A 5.00%, 1/01/23	1,915	2,228,658

		15,762,117

West Virginia–0.1%
West Virginia Hospital Finance Authority (West Virginia University Health System Obligated Group) AGM Series 2004C 1.505%, 2/15/34(e)	1,000	897,962

Wisconsin–0.5%
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	5,335	5,963,997

Total Long-Term Municipal Bonds (cost $1,111,302,790)		1,151,433,900

Short-Term Municipal Notes–2.4%
California–1.6%
County of Los Angeles CA Series 2017 5.00%, 6/29/18	$19,650	$20,243,430

Texas–0.8%
State of Texas Series 2017 4.00%, 8/30/18	10,410	10,691,694

Total Short-Term Municipal Notes (cost $30,942,550)		30,935,124

Total Municipal Obligations (cost $1,142,245,340)		1,182,369,024

GOVERNMENTS-TREASURIES–4.9%
United States–4.9%
U.S. Treasury Notes 1.625%, 10/31/23	12,000	11,700,000
2.125%, 11/30/23	49,607	49,754,271

Total Governments–Treasuries (cost $60,985,136)		61,454,271

SHORT-TERM INVESTMENTS–0.6%
Time Deposit–0.6%
State Street Time Deposit 0.12%, 10/02/17 (cost $7,842,114)	7,842	7,842,114

Total Investments—99.0% (cost $1,211,072,590)		1,251,665,409

Other assets less liabilities—1.0%		12,146,941

Net Assets—100.0%		$1,263,812,350

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the aggregate market value of these securities amounted to $10,040,475 or 0.8% of net assets.
(c)	Defaulted matured security.
(d)	Non-income producing security.
(e)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2017 and the aggregate market value of these securities amounted to $13,739,390 or 1.09% of net assets.
(f)	When-Issued or delayed delivery security.

As of September 30, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 5.1% and 0.5%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

COP—Certificate of Participation

ETM—Escrowed to Maturity

NATL—National Interstate Corporation

SRF—State Revolving Fund

See notes to financial statements.

26	Sanford C. Bernstein Fund, Inc.—2017 Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

New York Municipal Portfolio

September 30, 2017

Principal Amount (000)		U.S. $ Value
MUNICIPAL OBLIGATIONS–94.7%
Long-Term Municipal Bonds–93.7%
New York–80.8%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/21–12/15/22	$6,135	$6,681,702
Battery Park City Authority Series 2013A 5.00%, 11/01/22	4,325	5,099,478
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System Obligated Group) Series 2015 5.00%, 7/01/22–7/01/23	2,000	2,307,080
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/23–11/01/25	3,335	3,601,536
5.25%, 11/01/29	1,900	2,050,214
City of New York NY Series 1993E-3 5.00%, 8/01/23	6,855	7,790,707
Series 2011A 5.00%, 8/01/26	14,275	16,206,407
Series 2011D-1 5.00%, 10/01/24	2,860	3,264,604
Series 2012I 5.00%, 8/01/22	2,320	2,701,454
Series 2013B 5.00%, 8/01/20	10,000	11,065,100
Series 2013I 5.00%, 8/01/20	18,775	20,774,725
Series 2016-1 5.00%, 8/01/20	8,480	9,383,205
Series 2016E 5.00%, 8/01/20	9,360	10,356,934
Series 2017-1 5.00%, 8/01/29–8/01/31(a)	5,925	7,222,044
Series 2017C 5.00%, 8/01/20–8/01/26	27,045	32,148,783
City of Yonkers NY Series 2011A 5.00%, 10/01/17	2,325	2,325,000
County of Monroe NY Series 2015 5.00%, 6/01/21–6/01/22	10,660	11,933,857
BAM Series 2015 5.00%, 6/01/21–6/01/22	5,860	6,613,666
County of Nassau NY Series 2011A 5.00%, 4/01/21–4/01/22	$5,915	$6,604,879
Series 2013A 5.00%, 4/01/18–4/01/20	8,660	9,127,552
Series 2014A 5.00%, 4/01/25	10,190	12,009,119
Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2016B 5.00%, 7/01/32	4,890	5,616,850
Erie County Fiscal Stability Authority Series 2011C 5.00%, 12/01/23 (Pre-refunded/ETM)	5,925	6,820,504
Erie County Industrial Development Agency (The) (Buffalo City School District) Series 2011B 5.00%, 5/01/22	5,800	6,552,144
Housing Development Corp./NY Series 2013A 5.00%, 7/01/25	2,000	2,315,780
Hudson Yards Infrastructure Corp. Series 2017A 5.00%, 2/15/31–2/15/32	22,650	27,210,989
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20(b)(c)	1,235	1,208,472
5.25%, 1/01/24(b)(c)	1,250	1,179,888
Metropolitan Transportation Authority 5.00%, 11/15/26–11/15/27	7,460	9,255,383
Series 2010D 5.25%, 11/15/24 (Pre-refunded/ETM)	10,755	12,115,185
Series 2010G 5.00%, 11/15/21 (Pre-refunded/ETM)	9,305	10,410,713
5.25%, 11/15/22 (Pre-refunded/ETM)	5,000	5,632,350
5.25%, 11/15/23 (Pre-refunded/ETM)	20,075	22,613,885
5.25%, 11/15/26 (Pre-refunded/ETM)	8,805	9,918,568
Series 2011C 5.00%, 11/15/24	2,890	3,297,259
Series 2011D 5.00%, 11/15/22 (Pre-refunded/ETM)	5,000	5,752,150
5.00%, 11/15/23 (Pre-refunded/ETM)	4,275	4,918,088
5.00%, 11/15/25 (Pre-refunded/ETM)	2,500	2,876,075

Schedule of Investments—New York Municipal Portfolio	27

Principal Amount (000)		U.S. $ Value
Series 2012F 5.00%, 11/15/22	$3,470	$4,065,973
Series 2016B 5.00%, 11/15/22	2,105	2,466,534
Series 2016C 5.00%, 11/15/34	4,480	4,866,131
Series 2016D 5.00%, 11/15/27	1,135	1,385,710
Series 2017A 5.00%, 11/15/31	2,025	2,443,770
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/24	14,130	16,541,567
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 7/01/24	4,550	5,366,179
New York City Municipal Water Finance Authority Series 2008AA 5.00%, 6/15/19 (Pre-refunded/ETM)	11,675	12,005,636
5.00%, 6/15/21 (Pre-refunded/ETM)(b)	1,285	1,321,391
5.00%, 6/15/21	5,620	5,779,158
5.00%, 6/15/22 (Pre-refunded/ETM)	2,905	2,987,270
Series 2010FF 5.00%, 6/15/25	24,730	27,302,415
Series 2011HH 5.00%, 6/15/26	9,055	10,236,768
Series 2014D 5.00%, 6/15/22–6/15/29	14,350	16,816,801
Series 2015F 5.00%, 6/15/27–6/15/28	7,830	9,491,875
Series 2015G 5.00%, 6/15/28	11,465	13,835,274
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2011S-1A 5.00%, 7/15/25	4,420	5,016,523
Series 2012S 5.00%, 7/15/25	7,390	8,564,567
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/20	1,160	1,295,036
Series 2011A-1 5.00%, 11/01/23	15,315	17,486,208
Series 2011B 5.00%, 2/01/20–2/01/24	$15,135	$16,841,785
Series 2011C 5.00%, 11/01/20	9,480	10,583,567
Series 2012B 5.00%, 11/01/22–11/01/24	13,105	15,400,974
Series 2012D 5.00%, 11/01/20–11/01/23	32,780	37,693,520
Series 2012E 5.00%, 2/01/21–2/01/26	11,600	13,211,124
Series 2013-1 5.00%, 11/01/18	2,510	2,618,457
Series 2014A 5.00%, 8/01/27–8/01/29	6,655	7,896,228
Series 2014C 5.00%, 11/01/26	6,345	7,564,382
Series 2014D-1 5.00%, 2/01/28–2/01/29	9,535	11,236,110
Series 2015C 5.00%, 11/01/18–11/01/26	24,005	28,549,856
Series 2016B 5.00%, 8/01/31	2,150	2,571,465
Series 2017 5.00%, 11/01/26	4,175	5,170,863
New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.)
Series 2016A 5.00%, 12/01/26	7,175	8,846,847
New York City Trust for Cultural Resources (Whitney Museum of American Art) Series 2011 5.00%, 7/01/21	4,745	5,305,717
New York Local Government Assistance Corp. (New York Local Government Assistance Corp. Sales Tax) Series 2008A 5.00%, 4/01/19–4/01/20	16,145	16,469,796
New York State Dormitory Authority Series 2008A 5.00%, 3/15/20 (Pre-refunded/ETM)	4,750	4,838,303
Series 2008C 5.00%, 3/15/18 (Pre-refunded/ETM)(b)	12,425	12,650,389
Series 2009D 5.00%, 6/15/20 (Pre-refunded/ETM)	2,230	2,380,436
Series 2009G 5.00%, 3/15/18 (Pre-refunded/ETM)	7,840	7,985,746
Series 2011A 5.00%, 7/01/24 (Pre-refunded/ETM)	3,125	3,564,656

28	Sanford C. Bernstein Fund, Inc.—2017 Annual Report

Principal Amount (000)		U.S. $ Value
Series 2012D 5.00%, 2/15/22 (Pre-refunded/ETM)(b)	$1,290	$1,480,120
5.00%, 2/15/23 (Pre-refunded/ETM)(b)	865	992,484
5.00%, 2/15/24 (Pre-refunded/ETM)(b)	815	935,115
5.00%, 2/15/25 (Pre-refunded/ETM)(b)	880	1,009,694
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2010A 5.00%, 7/01/19	4,390	4,677,062
Series 2015A 5.00%, 7/01/22–7/01/26	6,415	7,530,118
New York State Dormitory Authority (Mount Sinai Hospitals Group, Inc.) Series 2010A 5.00%, 7/01/18	1,360	1,399,712
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/22	6,050	6,464,122
New York State Dormitory Authority (New York State Sales Tax) Series 2015-2 5.00%, 3/15/19–3/15/22	43,385	48,858,409
Series 2015A 5.00%, 3/15/18–3/15/23	40,500	43,318,598
Series 2016A 5.00%, 3/15/20	4,045	4,429,396
Series 2017A 5.00%, 3/15/23–3/15/29	7,695	9,410,052
New York State Dormitory Authority (New York University) Series 2015A 5.00%, 7/01/23	2,040	2,426,580
NATL Series 1998A 6.00%, 7/01/18	1,000	1,037,510
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/23–12/01/26(d)	4,600	5,256,085
New York State Dormitory Authority (St John’s University/NY) Series 2015A 5.00%, 7/01/24	1,130	1,346,000
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2008C 5.00%, 3/15/18	12,450	12,675,843
Series 2012A 5.00%, 12/15/20–12/15/21	8,920	10,171,130
Series 2012B 5.00%, 3/15/22	$3,905	$4,511,251
Series 2012D 5.00%, 2/15/22–2/15/25	18,285	21,016,086
Series 2014A 5.00%, 2/15/18–2/15/29	19,815	22,315,842
Series 2014C 5.00%, 3/15/28–3/15/29	14,485	17,076,410
Series 2015B 5.00%, 2/15/23	1,160	1,365,297
Series 2015E 5.00%, 3/15/21–3/15/23	5,380	6,291,919
Series 2016D 5.00%, 2/15/21	5,970	6,716,250
AMBAC Series 2005B 5.50%, 3/15/23	5,000	6,016,700
New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2015A 5.00%, 7/01/19	2,720	2,903,709
New York State Dormitory Authority (Wyckoff Heights Medical Center State Lease) Series 2015 5.00%, 2/15/21	3,870	4,326,544
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001A 1.365%, 5/01/34(e)	2,425	2,244,466
1.383%, 5/01/34(e)	1,900	1,758,577
1.435%, 5/01/34(e)	2,300	2,128,760
XLCA Series 2004B 1.435%, 10/01/35(e)	3,000	2,764,014
New York State Energy Research & Development Authority (Rochester Gas & Electric Corp.)
NATL Series 1997A 1.76%, 8/01/32(e)	2,000	1,827,174
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2009A 5.25%, 6/15/24	7,300	7,820,271
New York State Environmental Facilities Corp. (State of New York SRF) Series 2015D 5.00%, 3/15/22–9/15/22	9,320	10,923,634
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/21–4/01/25	26,175	29,924,920

Schedule of Investments—New York Municipal Portfolio	29

Principal Amount (000)		U.S. $ Value
AMBAC Series 2005B 5.50%, 4/01/20	$9,215	$10,209,944
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2012I 5.00%, 1/01/25	5,155	5,885,000
Series 2013A 5.00%, 5/01/19	27,610	29,289,516
Series 2014 5.00%, 1/01/26–1/01/28	4,345	5,154,955
Series 2014J 5.00%, 1/01/26–1/01/27	33,900	39,501,249
New York State Thruway Authority (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/25	5,425	6,027,392
Series 2011A 5.00%, 3/15/19	2,060	2,177,399
New York State Urban Development Corp. (New York State Urban Development Corp. Lease) Series 2008B 5.00%, 1/01/19	3,525	3,630,609
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/19	10,000	10,569,900
Series 2013C 5.00%, 3/15/20	9,915	10,852,166
Series 2016A 5.00%, 3/15/21–3/15/28	26,935	31,675,320
New York Transportation Development Corp. (American Airlines, Inc.) 5.00%, 8/01/19	2,000	2,101,560
Series 2016 5.00%, 8/01/26–8/01/31	23,655	25,324,368
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 1/01/21	3,690	4,085,051
Niagara Falls City School District Series 2016 5.00%, 6/15/22–6/15/25	11,580	13,490,649
Port Authority of New York & New Jersey Series 2011 5.00%, 9/15/24	2,000	2,225,920
Series 2011O 5.00%, 10/15/21	5,215	5,935,504
Series 2013-178 5.00%, 12/01/23	$10,480	$12,366,924
Series 2014 5.00%, 9/01/23–9/01/27	12,470	14,608,807
Series 2014-1 5.00%, 10/15/23	3,455	4,071,407
Series 2014-186 5.00%, 10/15/21–10/15/22	12,575	14,419,512
Series 2015E 5.00%, 10/15/21–10/15/23	13,485	15,629,303
Series 2016E 5.00%, 10/01/20	10,000	11,077,000
Series 2017 3.00%, 10/15/18	1,000	1,019,670
5.00%, 10/15/28	6,925	8,365,815
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/25–10/15/26	13,140	16,025,481
Town of Oyster Bay NY Series 2016C 4.00%, 6/01/18(b)	4,175	4,228,691
Triborough Bridge & Tunnel Authority Series 2008A 5.00%, 11/15/19 (Pre-refunded/ETM)	2,150	2,204,481
Series 2011A 5.00%, 1/01/27	7,000	8,025,430
Series 2012B 5.00%, 11/15/19–11/15/23	28,330	32,947,502
Series 2013A 5.00%, 11/15/28	5,000	5,889,050
Series 2013B 5.00%, 11/15/22	7,525	8,833,597
Series 2016A 5.00%, 11/15/24	8,120	9,866,368
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/18–9/01/21	3,370	3,552,863
TSASC, Inc./NY Series 2017A 5.00%, 6/01/20–6/01/23	3,000	3,372,520
Utility Debt Securitization Authority Series 2013T 5.00%, 6/15/26–12/15/29	34,825	41,460,821

		1,459,068,934

Alabama–0.6%
Alabama Public School & College Authority
Series 2009B 5.00%, 5/01/18	11,145	11,407,019

California–1.4%
California Econ Recovery Series 2009A 5.00%, 7/01/18 (Pre-refunded/ETM)	16,365	16,865,278

30	Sanford C. Bernstein Fund, Inc.—2017 Annual Report

Principal Amount (000)		U.S. $ Value
5.25%, 7/01/21 (Pre-refunded/ETM)	$5,000	$5,371,900
Golden State Tobacco Securitization Corp. (Golden State Tobacco Securitization Corp. Lease) Series 2013A 5.00%, 6/01/19	1,225	1,307,185
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009E 5.00%, 5/01/21	1,280	1,359,309

		24,903,672

Colorado–0.1%
City & County of Denver CO (United Airlines, Inc.) 5.00%, 10/01/32	2,425	2,639,297

District of Columbia–0.4%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/19–10/01/21	5,795	6,281,681

Florida–1.2%
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/17	1,305	1,305,000
County of Miami-Dade FL Aviation Revenue Series 2009A 5.75%, 10/01/20	1,680	1,832,292
Durbin Crossing Community Development District Series 2006-1 5.25%, 11/01/15(b)(f)(g)(h)	2,007	410,523
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(b)(f)(g)(h)	185	62,900
Series 2010A-1 6.125%, 5/01/35(b)	70	70,093
Series 2010A-2 6.125%, 5/01/35(b)	175	175,231
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23(b)	475	485,901
State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/18	16,355	16,828,804
Volusia County School Board COP Series 2014B 5.00%, 8/01/26	1,000	1,186,340

		22,357,084

Guam–0.1%
Guam Department of Education COP Series 2010A 6.00%, 12/01/20	$1,335	$1,378,654

Illinois–2.0%
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	5,090	5,438,461
State of Illinois Series 2012 5.00%, 3/01/21–8/01/25	13,135	14,144,132
Series 2013 5.50%, 7/01/25	7,435	8,198,277
Series 2014 5.00%, 5/01/24	2,540	2,779,243
Series 2016 5.00%, 2/01/24	4,200	4,594,506
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(b)(f)(g)(h)	1,307	256,825

		35,411,444

Indiana–0.6%
Indiana Bond Bank (JPMorgan Chase & Co.) Series 2007A 5.25%, 10/15/18–10/15/21	10,745	11,689,869

Louisiana–0.0%
Juban Parc Community Development District Series 2006 5.15%, 10/01/14(b)(f)(g)(h)	1,155	323,400
Whispering Spring Community Development District Series 2006 5.20%, 10/01/21(b)(f)(g)(i)	1,500	292,500

		615,900

Massachusetts–0.6%
Commonwealth of Massachusetts NATL Series 2000D 1.65%, 12/01/30(e)	275	255,665
NATL Series 2000E 1.635%, 12/01/30(e)	2,300	2,137,942
NATL Series 2000F 1.65%, 12/01/30(e)	8,475	7,877,911

		10,271,518

Michigan–0.2%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System) Series 2012A 5.00%, 7/01/22	2,985	3,395,557

Schedule of Investments—New York Municipal Portfolio	31

Principal Amount (000)		U.S. $ Value
Nevada–0.4%
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) AGM Series 2009C 5.00%, 7/01/23	$7,400	$7,891,878

New Jersey–2.4%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011G 5.00%, 9/01/21	3,295	3,586,344
Series 2013 5.00%, 3/01/21	2,500	2,725,325
Series 2015X 5.00%, 6/15/19–6/15/21	23,895	26,081,630
Series 2017D 5.00%, 6/15/30(a)	2,000	2,225,600
New Jersey Transportation Trust Fund Authority Series 2012A 5.00%, 6/15/22	1,000	1,111,580
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2011A 5.00%, 6/15/21	2,195	2,412,173
AMBAC Series 2005B 5.25%, 12/15/23	4,700	5,402,932
New Jersey Turnpike Authority NATL Series 2000C 1.435%, 1/01/30(e)	100	100,000

		43,645,584

Ohio–0.2%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	1,305	1,288,179
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33	1,650	1,624,986

		2,913,165

Pennsylvania–0.8%
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/21	11,405	12,510,373
5.25%, 9/01/23	$2,345	$2,588,880

		15,099,253

Tennessee–1.1%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	17,375	19,706,204

Texas–0.1%
Mission Economic Development Corp. (Natgasoline LLC) Series 2016B 5.75%, 10/01/31(d)	1,000	1,049,060

Washington–0.7%
Port of Seattle WA Series 2010C 5.00%, 2/01/21	11,085	12,393,252

Total Long-Term Municipal Bonds (cost $1,633,132,370)		1,692,119,025

Short-Term Municipal Notes–1.0%
New York–0.4%
New York State Housing Finance Agency (160 Madison Ave LLC) Series 2013A 0.92%, 11/01/46(j)	1,900	1,900,000
Town of Oyster Bay NY Series 2017B 3.50%, 2/02/18(b)	1,300	1,307,722
Series 2017C 2.50%, 6/01/18(b)	3,500	3,512,565

		6,720,287

Texas–0.6%
State of Texas Series 2017 4.00%, 8/30/18	11,000	11,297,660

Total Short-Term Municipal Notes (cost $18,023,298)		18,017,947

Total Municipal Obligations (cost $1,651,155,668)		1,710,136,972

GOVERNMENTS-TREASURIES–4.9%
United States–4.9%
U.S. Treasury Notes 1.625%, 10/31/23	35,000	34,125,000
2.125%, 11/30/23	53,775	53,934,645

Total Governments–Treasuries (cost $87,472,898)		88,059,645

32	Sanford C. Bernstein Fund, Inc.—2017 Annual Report

Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–0.2%
Time Deposit–0.2%
State Street Time Deposit 0.12%, 10/02/17 (cost $4,865,372)	$4,865	$4,865,372

Total Investments—99.8% (cost $1,743,493,938)		1,803,061,989

Other assets less liabilities—0.2%		2,891,079

Net Assets—100.0%		$1,805,953,068

(a)	When-Issued or delayed delivery security.
(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.14% of net assets as of September 30, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20	11/13/14	$1,235,000	$1,208,472	0.07%
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 5.25%, 1/01/24	11/13/14	1,250,000	1,179,888	0.07%

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the aggregate market value of these securities amounted to $6,305,145 or 0.3% of net assets.
(e)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2017 and the aggregate market value of these securities amounted to $21,094,509 or 1.17% of net assets.
(f)	Illiquid security.
(g)	Non-income producing security.
(h)	Defaulted matured security.
(i)	Defaulted.
(j)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.9% and 0.0%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

COP—Certificate of Participation

ETM—Escrowed to Maturity

NATL—National Interstate Corporation

SRF—State Revolving Fund

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Schedule of Investments—New York Municipal Portfolio	33

SCB–MU–1945–0917

SEP    09.30.17

ANNUAL REPORT

AB BLENDED STYLE FUNDS

+	AB INTERNATIONAL PORTFOLIO
+	AB TAX-MANAGED INTERNATIONAL PORTFOLIO
+	AB EMERGING MARKETS PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the International and Tax-Managed International Portfolios monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE ADVISER

Dear Shareholder,

We are pleased to provide this report for AB Blended Style Funds: International, Tax-Managed International and Emerging Markets Portfolios (each a “Portfolio,” and collectively, the “Portfolios”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolios’ investment strategies.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

Senior Vice President of the Adviser

abfunds.com	AB BLENDED STYLE FUNDS | 1

ANNUAL REPORT

November 14, 2017

This report provides management’s discussion of fund performance for AB Blended Style Funds: International, Tax-Managed International and Emerging Markets Portfolios for the annual reporting period ended September 30, 2017.

Class Z shares of the Portfolios are currently offered exclusively to registered investment companies (or their series) managed by the Adviser.

The investment objective of the International and Tax-Managed International Portfolios is to provide long-term capital growth. The investment objective of the Emerging Markets Portfolio is to provide long-term capital growth through investments in equity securities of companies in emerging-market countries.

NAV RETURNS AS OF SEPTEMBER 30, 2017 (unaudited)

	6 Months	12 Months
AB INTERNATIONAL PORTFOLIO
Class A Shares	13.34%	17.27%
Class B Shares[1]	12.96%	16.44%
Class C Shares	12.91%	16.38%
Class Z Shares[2]	13.47%	17.48%
MSCI EAFE Index (net)	11.86%	19.10%

	6 Months	12 Months
AB TAX-MANAGED INTERNATIONAL PORTFOLIO
Class A Shares	13.24%	16.98%
Class B Shares[1]	12.89%	16.18%
Class C Shares	12.81%	16.09%
Class Z Shares[2]	13.35%	17.23%
MSCI EAFE Index (net)	11.86%	19.10%

	6 Months	12 Months
AB EMERGING MARKETS PORTFOLIO[3]
Class Z Shares[2]	13.46%	20.43%
MSCI EM Index (net)	14.66%	22.46%

1	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note 1 for additional information.

(footnotes continued on next page)

2 | AB BLENDED STYLE FUNDS	abfunds.com

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The preceding tables show the Portfolios’ performance compared to their benchmarks, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net) for International and Tax-Managed International Portfolios and the MSCI Emerging Markets (“EM”) Index (net) for Emerging Markets Portfolio, for the six- and 12-month periods ended September 30, 2017.

All share classes of the International and Tax-Managed International Portfolios outperformed the benchmark for the six-month period, but underperformed for the 12-month period, before sales charges. For the 12-month period, a pullback in stocks in defensive sectors (consumer staples, health care and telecommunications), as well as stock selection in materials, more than offset contributions from the technology sector as the market rewarded companies with higher earnings growth potential. For the six-month period, an overweight to the technology sector contributed to relative performance, as did stock selection within financials, as these companies delivered on expectations of strong earnings growth. For the 12-month period, country selection detracted as overweights to Canada and Israel offset contributions from an overweight in China. Country selection was positive for the six-month period. An overweight to China was a main contributor and overweight positions in Israel and Canada detracted.

The Emerging Markets Portfolio underperformed the benchmark for both periods, before sales charges. For both periods, oil prices continued to stay at low levels causing energy holdings to detract from performance, relative to the benchmark. Additionally, over the six-month period, concerns over revenues for some stocks held in China caused those stocks to fall and offset gains from strong stock selection in the financials sector. Country selection contributed for both periods; an underweight in South Africa helped and offset losses from an overweight in Russia. For the 12-month period, an overweight to Korea contributed while for the six-month period, underweights to Mexico and Malaysia added to performance.

The International and Tax-Managed International Portfolios utilized derivatives in the form of Treasury futures for hedging purposes, which had an immaterial impact on absolute returns for both periods; currency forwards for hedging and investment purposes added for the six-month period, but detracted for the 12-month period. The Emerging Markets Portfolio utilized derivatives in the form of Treasury futures for investment

abfunds.com	AB BLENDED STYLE FUNDS | 3

purposes, which had an immaterial impact for the six-month period and added to absolute returns for the 12-month period. Currency forwards for hedging and investment purposes added to returns for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Equity markets recorded strong gains during the 12-month period ended September 30, 2017. The period was dominated by unforeseen geopolitical events unfolding against the backdrop of a gradually improving global economy. Aftershocks from the UK’s referendum to leave the European Union (“Brexit”), an unexpected US presidential victory by Donald Trump and French president Emmanuel Macron’s resounding win, each influenced markets. Emerging markets lagged developed markets at the end of 2016, as investors worried about protectionist measures from the new administration after Trump’s election victory. Those fears eased and emerging markets outperformed during the reporting period, on the strength of economic data from the region. Additionally, investors cheered a decisive majority in the French parliament for Macron’s centrist party, which provided a tailwind for European equities and the euro currency, helping international equity markets to outperform US equity markets over the period. Expectations of tightening in monetary policy among global central banks, especially from the US Federal Reserve, led to an increase in bond yields from one year ago. This caused investors to seek companies that offer higher earnings growth rates. As a result, more defensive companies with relatively slower earnings growth in the telecommunications, health care, and consumer staples sectors underperformed that market.

Investors have reacted to this environment by very quickly rotating from companies that feature earnings stability, to more interest rate and cyclically sensitive companies that are selling at a deep valuation discount, and most recently, to companies featuring higher earnings growth forecasts. The Portfolios employ a strategy to select stocks across all three of these styles in order to produce more consistent returns.

INVESTMENT POLICIES

INTERNATIONAL AND TAX-MANAGED INTERNATIONAL PORTFOLIOS

The Portfolios invest primarily in equity securities of issuers in countries that make up the MSCI EAFE Index, and Canada. The Adviser diversifies the Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Adviser invests in companies in at least three countries (and normally substantially more) other than the United States. The Portfolios also invest in less developed or emerging equity markets. The Adviser may diversify the Portfolios across multiple investment disciplines as well as capitalization ranges, although the Adviser expects to invest primarily in large- and

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mid-sized capitalization companies. The Adviser relies on both fundamental and quantitative research to manage both risk and return for the Portfolios. The Portfolios may own stocks from the Adviser’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolios are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts. The International Portfolio is managed without regard to tax considerations; the Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns.

The Portfolios invest primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolios may invest a portion of their uncommitted cash balances in futures contracts to expose that portion of the Portfolios to the equity markets. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios from a decline in value, sometimes within certain ranges.

EMERGING MARKETS PORTFOLIO

The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. Issuers of these securities may be large or relatively small companies.

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The Adviser diversifies the investment portfolio between growth and value equity investment styles. The Adviser selects emerging-markets growth and emerging-markets value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams.

Normally, approximately 50% of the value of the Portfolio consists of emerging-markets value stocks and 50% consists of emerging-markets growth stocks. The Adviser rebalances the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs.

The Portfolio may invest in companies of any size. The Portfolio invests primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs.

Under most conditions, the Portfolio intends to have its assets diversified among emerging-market countries, although the Portfolio may also invest in more developed-market countries. In allocating the Portfolio’s assets among emerging-market countries, the Adviser considers such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Adviser also considers the transaction costs and volatility of each individual market.

The Adviser may hedge currency risk when it believes there is potential to enhance risk-adjusted returns. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may also make investments in developed foreign securities that comprise the MSCI EAFE Index.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index and the MSCI EM Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. The MSCI EM Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Portfolios.

A Word About Risk

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging Markets Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US equities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets. These risks are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

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DISCLOSURES AND RISKS (continued)

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. The US government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Further Federal Reserve or other US or non-US governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

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DISCLOSURES AND RISKS (continued)

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- or mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure. For the Emerging Markets Portfolio, this is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if the Portfolio had invested only pursuant to the equity style that performed better during that period. Also, as the Portfolio will be periodically rebalanced to maintain the target allocation between styles, there will be transaction costs which may be, over time, significant.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price

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DISCLOSURES AND RISKS (continued)

or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The Emerging Markets Portfolio has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Portfolio will achieve over a longer period.

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DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Portfolios have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

INTERNATIONAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

9/30/2007 TO 9/30/2017

This chart illustrates the total value of an assumed $10,000 investment in AB International Portfolio Class A shares (from 9/30/2007 to 9/30/2017) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

INTERNATIONAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	17.27%	12.27%
5 Years	8.18%	7.24%
10 Years	-2.02%	-2.45%
CLASS B SHARES
1 Year	16.44%	12.44%
5 Years	7.36%	7.36%
10 Years[1]	-2.64%	-2.64%
CLASS C SHARES
1 Year	16.38%	15.38%
5 Years	7.40%	7.40%
10 Years	-2.73%	-2.73%
CLASS Z SHARES[2]
1 Year	17.48%	17.48%
Since Inception[3]	17.89%	17.89%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.74%, 2.65%, 2.51% and 1.01% for Class A, Class B, Class C and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any registered funds advised by AB mutual funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.20%, 1.95%, 1.95% and 0.95% for Class A, Class B, Class C and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 27, 2018. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 1/15/2016.

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HISTORICAL PERFORMANCE (continued)

INTERNATIONAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	12.27%
5 Years	7.24%
10 Years	-2.45%
CLASS B SHARES
1 Year	12.44%
5 Years	7.36%
10 Years[1]	-2.64%
CLASS C SHARES
1 Year	15.38%
5 Years	7.40%
10 Years	-2.73%
CLASS Z SHARES[2]
1 Year	17.48%
Since Inception[3]	17.89%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 1/15/2016.

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HISTORICAL PERFORMANCE

TAX-MANAGED INTERNATIONAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

9/30/2007 TO 9/30/2017

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Managed International Portfolio Class A shares (from 9/30/2007 to 9/30/2017) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	16.98%	12.01%
5 Years	8.25%	7.31%
10 Years	-2.12%	-2.55%
CLASS B SHARES
1 Year	16.18%	12.18%
5 Years	7.47%	7.47%
10 Years[1]	-2.72%	-2.72%
CLASS C SHARES
1 Year	16.09%	15.09%
5 Years	7.46%	7.46%
10 Years	-2.83%	-2.83%
CLASS Z SHARES[2]
1 Year	17.23%	17.23%
Since Inception[3]	17.70%	17.70%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.46%, 2.53%, 2.24% and 0.95% for Class A, Class B, Class C and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any registered funds advised by AB mutual funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.20%, 1.95%, 1.95% and 0.95% for Class A, Class B, Class C and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 27, 2018. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 1/15/2016.

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HISTORICAL PERFORMANCE (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	12.01%
5 Years	7.31%
10 Years	-2.55%
CLASS B SHARES
1 Year	12.18%
5 Years	7.47%
10 Years[1]	-2.72%
CLASS C SHARES
1 Year	15.09%
5 Years	7.46%
10 Years	-2.83%
CLASS Z SHARES[2]
1 Year	17.23%
Since Inception[3]	17.70%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 1/15/2016.

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HISTORICAL PERFORMANCE (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

RETURNS AFTER TAXES ON DISTRIBUTIONS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2017 (unaudited)

Returns
CLASS A SHARES
1 Year	11.73%
5 Years	7.07%
10 Years	-2.80%
CLASS B SHARES
1 Year	12.11%
5 Years	7.49%
10 Years[1]	-2.84%
CLASS C SHARES
1 Year	15.04%
5 Years	7.42%
10 Years	-2.92%
CLASS Z SHARES[2]
1 Year	16.87%
Since Inception[3]	17.49%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2017 (unaudited)

Returns
CLASS A SHARES
1 Year	7.28%
5 Years	5.85%
10 Years	-1.57%
CLASS B SHARES
1 Year	7.26%
5 Years	6.01%
10 Years[1]	-1.68%
CLASS C SHARES
1 Year	8.89%
5 Years	6.00%
10 Years	-1.76%
CLASS Z SHARES[2]
1 Year	10.29%
Since Inception[3]	13.70%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 1/15/2016.

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HISTORICAL PERFORMANCE

EMERGING MARKETS PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

1/15/20161 TO 9/30/2017

This chart illustrates the total value of an assumed $10,000 investment in AB Emerging Markets Portfolio Class Z shares2 (from 1/15/20161 to 9/30/2017) as compared to the performance of the Portfolio’s benchmark.

1	Inception date: 1/15/2016.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

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HISTORICAL PERFORMANCE (continued)

EMERGING MARKETS PORTFOLIO

AVERAGE ANNUAL RETURNS

AS OF SEPTEMBER 30, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS Z SHARES[1]
1 Year	20.43%	20.43%
Since Inception[2]	31.08%	31.08%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS Z SHARES[1]
1 Year	20.43%
Since Inception[2]	31.08%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratio as 1.25% for Class Z shares. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

1	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	Inception date: 1/15/2016.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22 | AB BLENDED STYLE FUNDS	abfunds.com

EXPENSE EXAMPLE (continued)

(unaudited)

International Portfolio

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,133.40	$6.15	1.15%
Hypothetical**	$1,000	$1,019.30	$5.82	1.15%
Class B
Actual	$1,000	$1,129.60	$10.09	1.89%
Hypothetical**	$1,000	$1,015.59	$9.55	1.89%
Class C
Actual	$1,000	$1,129.10	$10.19	1.91%
Hypothetical**	$1,000	$1,015.49	$9.65	1.91%
Class Z
Actual	$1,000	$1,134.70	$4.87	0.91%
Hypothetical**	$1,000	$1,020.51	$4.61	0.91%

Tax-Managed International Portfolio

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,132.40	$5.88	1.10%
Hypothetical**	$1,000	$1,019.55	$5.57	1.10%
Class B
Actual	$1,000	$1,128.90	$9.61	1.80%
Hypothetical**	$1,000	$1,016.04	$9.10	1.80%
Class C
Actual	$1,000	$1,128.10	$9.82	1.84%
Hypothetical**	$1,000	$1,015.84	$9.30	1.84%
Class Z
Actual	$1,000	$1,133.50	$4.65	0.87%
Hypothetical**	$1,000	$1,020.71	$4.41	0.87%

Emerging Markets Portfolio

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class Z
Actual	$1,000	$1,133.10	$6.52	1.22%
Hypothetical**	$1,000	$1,018.95	$6.17	1.22%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB BLENDED STYLE FUNDS | 23

PORTFOLIO SUMMARY

INTERNATIONAL PORTFOLIO

September 30, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,657.1

1	All data are as of September 30, 2017. The Portfolio’s country and sector breakdowns are expressed as a percentage of the Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.5% or less in the following countries: Argentina, Austria, Belgium, Brazil, Finland, Indonesia, Ireland, Israel, Italy, Peru, Philippines, Portugal, Singapore, South Korea, Spain, Taiwan and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

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PORTFOLIO SUMMARY

TAX-MANAGED INTERNATIONAL PORTFOLIO

September 30, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,697.0

1	All data are as of September 30, 2017. The Portfolio’s country and sector breakdowns are expressed as a percentage of the Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.6% or less in the following countries: Argentina, Austria, Belgium, Brazil, Finland, Indonesia, Ireland, Israel, Italy, Peru, Philippines, Portugal, Singapore, South Korea, Spain, Taiwan and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

abfunds.com	AB BLENDED STYLE FUNDS | 25

PORTFOLIO SUMMARY

EMERGING MARKETS PORTFOLIO

September 30, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,486.0

1	All data are as of September 30, 2017. The Portfolio’s country and sector breakdowns are expressed as a percentage of the Portfolio’s long-term investments and may vary over time. “Other” country weightings represent 1.0% or less in the following countries: Canada, Colombia, Georgia, Hungary, Kazakhstan, Kenya, Peru, Thailand, Ukraine, United Arab Emirates, United States and Vietnam.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

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PORTFOLIO OF INVESTMENTS

INTERNATIONAL PORTFOLIO

September 30, 2017

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.9%
Financials – 22.1%
Banks – 12.2%
Australia & New Zealand Banking Group Ltd.	312,436	$7,277,753
Bank Hapoalim BM	420,744	2,944,210
Bank of Queensland Ltd.	261,340	2,666,953
Barclays PLC	3,387,490	8,783,700
BNP Paribas SA	189,950	15,324,359
BOC Hong Kong Holdings Ltd.	3,112,500	15,160,971
Credicorp Ltd.	47,400	9,717,948
Danske Bank A/S	47,758	1,913,833
DBS Group Holdings Ltd.	275,200	4,236,445
DNB ASA	788,580	15,921,487
Erste Group Bank AG(a)	330,180	14,265,452
HDFC Bank Ltd.	657,390	18,280,514
ING Groep NV	806,120	14,858,689
KB Financial Group, Inc.	128,690	6,331,434
Mitsubishi UFJ Financial Group, Inc.	3,192,600	20,757,745
National Australia Bank Ltd.	175,160	4,342,725
Nordea Bank AB	268,570	3,646,432
Oversea-Chinese Banking Corp., Ltd.	338,900	2,794,656
Royal Bank of Canada	65,920	5,100,314
Seven Bank Ltd.	520,200	1,879,849
Sumitomo Mitsui Financial Group, Inc.	95,700	3,678,627
Svenska Handelsbanken AB – Class A	437,030	6,602,780
Swedbank AB – Class A	435,820	12,068,513
Toronto-Dominion Bank (The)	69,510	3,913,506

		202,468,895

Capital Markets – 3.4%
Azimut Holding SpA	245,430	5,317,550
Credit Suisse Group AG (REG)(a)	954,693	15,126,717
Euronext NV(b)	85,410	5,199,618
IG Group Holdings PLC	335,120	2,880,223
London Stock Exchange Group PLC	144,440	7,416,400
Partners Group Holding AG	26,012	17,659,488
Thomson Reuters Corp.	78,160	3,586,183

		57,186,179

Consumer Finance – 1.1%
Bharat Financial Inclusion Ltd.(a)	706,860	10,269,598
Hitachi Capital Corp.	307,100	7,308,495

		17,578,093

Diversified Financial Services – 0.5%
GRENKE AG	54,269	5,064,356
ORIX Corp.	205,000	3,309,565

		8,373,921

abfunds.com	AB BLENDED STYLE FUNDS | 27

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Insurance – 4.3%
Admiral Group PLC	62,320	$1,518,582
AIA Group Ltd.	2,229,400	16,504,914
Allianz SE (REG)	68,470	15,377,461
Direct Line Insurance Group PLC	797,778	3,889,238
Euler Hermes Group	24,519	2,897,067
NN Group NV	46,722	1,956,548
PICC Property & Casualty Co., Ltd. – Class H	4,230,000	7,503,607
Prudential PLC	689,880	16,509,169
Talanx AG(a)	41,880	1,694,435
Tryg A/S	125,060	2,891,553

		70,742,574

Thrifts & Mortgage Finance – 0.6%
Housing Development Finance Corp., Ltd.	406,640	10,780,313

		367,129,975

Information Technology – 15.5%
Communications Equipment – 0.9%
Nokia Oyj	2,552,890	15,339,046

Electronic Equipment, Instruments & Components – 1.1%
Halma PLC	113,885	1,708,814
Ingenico Group SA	52,950	5,019,849
Keyence Corp.	19,800	10,530,980

		17,259,643

Internet Software & Services – 3.6%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	98,570	17,024,025
Moneysupermarket.com Group PLC	1,131,580	4,824,244
Tencent Holdings Ltd.	401,600	17,558,224
Yahoo Japan Corp.	4,160,900	19,776,347

		59,182,840

IT Services – 1.3%
Amadeus IT Group SA – Class A	112,430	7,312,303
Capgemini SE	90,110	10,563,104
Otsuka Corp.	64,500	4,136,741

		22,012,148

Semiconductors & Semiconductor Equipment – 4.7%
ams AG(a)	137,320	9,970,746
ASML Holding NV	80,160	13,697,547
Disco Corp.	34,800	7,092,425
Infineon Technologies AG	472,580	11,914,877
NXP Semiconductors NV(a)	65,150	7,367,813

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PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

SCREEN Holdings Co., Ltd.	139,900	$9,718,166
SUMCO Corp.	567,400	8,952,412
Taiwan Semiconductor Manufacturing Co., Ltd.	1,359,000	9,733,778

		78,447,764

Software – 2.7%
Check Point Software Technologies Ltd.(a)	63,420	7,231,149
Constellation Software, Inc./Canada	4,690	2,558,742
Dassault Systemes SE	45,323	4,585,456
Nice Ltd.	70,503	5,710,780
Nintendo Co., Ltd.	27,500	10,140,166
Oracle Corp. Japan	91,100	7,160,638
Playtech PLC	190,400	2,344,257
SAP SE	38,451	4,215,968

		43,947,156

Technology Hardware, Storage & Peripherals – 1.2%
Logitech International SA	145,194	5,304,542
Samsung Electronics Co., Ltd.	5,100	11,476,132
Samsung Electronics Co., Ltd. (GDR) (London)(b)	3,120	3,538,685

		20,319,359

		256,507,956

Industrials – 11.9%
Aerospace & Defense – 1.7%
Airbus SE	168,907	16,079,124
BAE Systems PLC	1,486,550	12,589,215

		28,668,339

Airlines – 2.3%
Japan Airlines Co., Ltd.	545,500	18,465,894
Qantas Airways Ltd.	4,301,076	19,700,312

		38,166,206

Building Products – 1.2%
Assa Abloy AB – Class B	192,370	4,404,385
Cie de Saint-Gobain	101,929	6,072,933
Kingspan Group PLC	217,330	9,241,910

		19,719,228

Commercial Services & Supplies – 0.4%
China Everbright International Ltd.	862,000	1,086,235
G4S PLC	949,490	3,542,423
IWG PLC	531,451	2,204,687

		6,833,345

abfunds.com	AB BLENDED STYLE FUNDS | 29

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Electrical Equipment – 2.1%
Nidec Corp.	42,700	$5,249,149
Philips Lighting NV(b)	139,960	5,649,051
Schneider Electric SE (Paris)(a)	114,060	9,932,461
Vestas Wind Systems A/S	144,610	12,998,374

		33,829,035

Industrial Conglomerates – 0.8%
Siemens AG (REG)	88,230	12,450,077

Machinery – 1.1%
FANUC Corp.	16,100	3,264,332
Hoshizaki Corp.	34,600	3,039,373
IHI Corp.	302,900	10,558,684
Kone Oyj – Class B	32,890	1,743,475

		18,605,864

Professional Services – 1.8%
Adecco Group AG (REG)	61,420	4,784,895
Intertek Group PLC	61,350	4,100,819
Recruit Holdings Co., Ltd.	215,300	4,661,991
RELX NV	189,350	4,028,135
RELX PLC	321,150	7,048,053
Wolters Kluwer NV	99,810	4,612,723

		29,236,616

Road & Rail – 0.1%
Central Japan Railway Co.	12,700	2,228,718

Trading Companies & Distributors – 0.1%
Brenntag AG	26,243	1,462,938

Transportation Infrastructure – 0.3%
Aena SME SA(b)	29,480	5,327,838

		196,528,204

Consumer Discretionary – 10.7%
Auto Components – 3.0%
Continental AG	15,760	4,002,555
Delphi Automotive PLC	103,380	10,172,592
Faurecia	161,660	11,218,547
Hankook Tire Co., Ltd.	96,780	5,096,456
Magna International, Inc. (New York) – Class A	221,480	11,822,602
Valeo SA	109,006	8,088,334

		50,401,086

Automobiles – 1.5%
Honda Motor Co., Ltd.	371,100	10,962,485
Peugeot SA	553,540	13,177,114

		24,139,599

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PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Distributors – 0.3%
PALTAC Corp.	133,700	$5,217,986

Hotels, Restaurants & Leisure – 0.6%
Aristocrat Leisure Ltd.	362,560	5,988,602
InterContinental Hotels Group PLC	81,180	4,294,474

		10,283,076

Household Durables – 1.7%
Fujitsu General Ltd.	126,900	2,568,290
Nikon Corp.	162,800	2,823,169
Panasonic Corp.	1,575,400	22,862,149

		28,253,608

Internet & Direct Marketing Retail – 0.4%
Ctrip.com International Ltd. (ADR)(a)	81,560	4,301,475
Start Today Co., Ltd.	87,100	2,760,209

		7,061,684

Leisure Products – 0.6%
Amer Sports Oyj(a)	270,740	7,187,668
Bandai Namco Holdings, Inc.	93,800	3,222,481

		10,410,149

Media – 0.3%
CTS Eventim AG & Co. KGaA	108,120	4,723,806

Multiline Retail – 0.5%
B&M European Value Retail SA	993,050	5,158,802
Don Quijote Holdings Co., Ltd.	61,000	2,280,037

		7,438,839

Textiles, Apparel & Luxury Goods – 1.8%
HUGO BOSS AG	196,410	17,330,669
LVMH Moet Hennessy Louis Vuitton SE	16,470	4,552,921
Pandora A/S	35,699	3,529,640
Samsonite International SA	935,500	4,017,383

		29,430,613

		177,360,446

Consumer Staples – 10.1%
Beverages – 1.5%
Coca-Cola Bottlers Japan, Inc.	207,800	6,730,570
Diageo PLC	100,980	3,320,778
Royal Unibrew A/S	78,090	4,278,904
Suntory Beverage & Food Ltd.	83,000	3,691,953
Treasury Wine Estates Ltd.	541,390	5,824,145

		23,846,350

Food & Staples Retailing – 0.4%
Tsuruha Holdings, Inc.	58,600	7,006,556

abfunds.com	AB BLENDED STYLE FUNDS | 31

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Food Products – 2.3%
Calbee, Inc.	77,800	$2,732,444
Nestle SA (REG)	117,770	9,885,760
Orkla ASA	1,238,650	12,710,632
Salmar ASA	116,300	3,288,977
WH Group Ltd.(b)	9,443,000	10,056,817

		38,674,630

Household Products – 2.2%
Henkel AG & Co. KGaA (Preference Shares)	94,590	12,887,182
Pigeon Corp.	117,600	4,020,242
Reckitt Benckiser Group PLC	164,767	15,054,434
Unicharm Corp.	180,200	4,127,548

		36,089,406

Personal Products – 0.9%
Godrej Consumer Products Ltd.	290,910	4,089,455
Kose Corp.	51,200	5,868,656
Unilever PLC	82,450	4,772,150

		14,730,261

Tobacco – 2.8%
British American Tobacco PLC	465,407	29,136,203
Japan Tobacco, Inc.	448,300	14,691,213
Scandinavian Tobacco Group A/S(b)	144,070	2,555,905

		46,383,321

		166,730,524

Materials – 6.4%
Chemicals – 4.2%
Air Water, Inc.	362,900	6,700,838
Arkema SA	95,739	11,747,354
Chr Hansen Holding A/S	85,320	7,324,084
Covestro AG(b)	37,600	3,235,505
Croda International PLC	98,550	5,011,073
Incitec Pivot Ltd.	2,805,080	7,947,139
Johnson Matthey PLC	292,650	13,419,524
Nippon Shokubai Co., Ltd.	161,700	11,429,596
Umicore SA	31,430	2,601,953

		69,417,066

Construction Materials – 0.4%
CRH PLC (London)	152,641	5,796,755

Containers & Packaging – 0.2%
Amcor Ltd./Australia	326,830	3,909,004

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PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Metals & Mining – 1.6%
BlueScope Steel Ltd.	618,297	$5,341,166
First Quantum Minerals Ltd.	505,450	5,675,299
Gerdau SA (Preference Shares)	2,474,900	8,626,966
Yamato Kogyo Co., Ltd.	257,700	6,985,155

		26,628,586

		105,751,411

Telecommunication Services – 6.4%
Diversified Telecommunication Services – 5.6%
BT Group PLC	5,293,960	20,135,540
China Unicom Hong Kong Ltd.(a)	7,896,000	11,039,182
Com Hem Holding AB	257,080	3,680,410
Deutsche Telekom AG (REG)	458,820	8,568,143
HKT Trust & HKT Ltd. – Class SS	4,540,000	5,521,276
Nippon Telegraph & Telephone Corp.	631,500	28,935,769
TDC A/S	1,778,920	10,432,587
Telekomunikasi Indonesia Persero Tbk PT	12,078,000	4,200,479

		92,513,386

Wireless Telecommunication Services – 0.8%
Vodafone Group PLC	4,616,310	12,926,533

		105,439,919

Health Care – 6.3%
Biotechnology – 0.8%
Genmab A/S(a)	24,720	5,466,698
Grifols SA (ADR)	352,480	7,715,787

		13,182,485

Health Care Equipment & Supplies – 0.6%
Cochlear Ltd.	19,760	2,471,664
Essilor International SA	65,740	8,147,653

		10,619,317

Health Care Providers & Services – 0.2%
Apollo Hospitals Enterprise Ltd.	225,112	3,468,443

Life Sciences Tools & Services – 0.9%
Eurofins Scientific SE	22,508	14,240,842

Pharmaceuticals – 3.8%
Novo Nordisk A/S – Class B	82,860	3,983,803
Recordati SpA	76,481	3,529,350
Roche Holding AG	70,052	17,906,702
Sanofi	244,240	24,313,269

abfunds.com	AB BLENDED STYLE FUNDS | 33

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Shionogi & Co., Ltd.	43,800	$2,394,408
Teva Pharmaceutical Industries Ltd.	4,710	83,811
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	460,830	8,110,608
Vectura Group PLC(a)	1,546,140	2,204,424

		62,526,375

		104,037,462

Energy – 4.3%
Oil, Gas & Consumable Fuels – 4.3%
Caltex Australia Ltd.	96,560	2,436,345
Canadian Natural Resources Ltd. (Toronto)	246,630	8,260,202
JXTG Holdings, Inc.	2,822,600	14,553,947
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	645,390	19,547,287
Royal Dutch Shell PLC – Class A	350,806	10,601,993
Royal Dutch Shell PLC – Class B	191,340	5,890,612
TOTAL SA	66,713	3,582,117
YPF SA (Sponsored ADR)	321,863	7,171,108

		72,043,611

Utilities – 1.8%
Electric Utilities – 0.6%
EDP – Energias de Portugal SA	2,399,595	9,048,140
Endesa SA	70,970	1,601,441

		10,649,581

Multi-Utilities – 0.2%
Suez	132,295	2,415,557

Water Utilities – 1.0%
Beijing Enterprises Water Group Ltd.(a)	10,150,000	8,208,600
Cia de Saneamento Basico do Estado de Sao Paulo	257,900	2,709,980
Pennon Group PLC	533,144	5,692,513

		16,611,093

		29,676,231

Real Estate – 0.4%
Real Estate Management & Development – 0.4%
Leopalace21 Corp.	520,700	3,628,725
SM Prime Holdings, Inc.	5,767,400	3,915,345

		7,544,070

Total Common Stocks (cost $1,353,763,010)		1,588,749,809

34 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.1%
Repurchase Agreements – 2.1%
State Street Bank & Trust Co. 0.12%, dated 9/29/17 due 10/02/17 in the amount of $35,728,646 (collateralized by $38,195,000 U.S. Treasury Notes, 1.625% due 2/15/26, value $36,443,683) (cost $35,728,289)	$35,728	$35,728,289

Total Investments – 98.0% (cost $1,389,491,299)		1,624,478,098
Other assets less liabilities – 2.0%		32,643,086

Net Assets – 100.0%		$1,657,121,184

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Mini MSCI EAFE Futures	94	December 2017	USD	5	$9,267,336	$9,298,480	$31,144

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	BRL	7,613	USD	2,442	10/03/17	$38,282
Bank of America, NA	USD	2,403	BRL	7,613	10/03/17	645
Barclays Bank PLC	KRW	24,689,935	USD	21,790	10/26/17	223,989
Barclays Bank PLC	USD	8,199	CNY	54,752	11/16/17	17,396
Barclays Bank PLC	TWD	338,539	USD	11,322	11/22/17	154,832
Barclays Bank PLC	CAD	53,755	USD	43,394	12/18/17	291,565
Barclays Bank PLC	EUR	2,332	USD	2,804	12/18/17	36,216
Barclays Bank PLC	GBP	1,629	USD	2,151	12/18/17	(37,207)
Barclays Bank PLC	INR	159,244	USD	2,460	12/18/17	45,109
Barclays Bank PLC	KRW	1,837,989	USD	1,638	12/18/17	32,178
Barclays Bank PLC	USD	45,454	JPY	4,968,278	12/18/17	(1,139,484)
Barclays Bank PLC	USD	4,313	ZAR	56,534	12/18/17	(187,101)
BNP Paribas SA	GBP	2,737	USD	3,665	12/18/17	(11,372)
BNP Paribas SA	HKD	318,817	USD	40,850	12/18/17	(40,730)
Citibank, NA	BRL	17,575	USD	5,547	10/03/17	(1,664)
Citibank, NA	USD	5,548	BRL	17,575	10/03/17	1,489
Citibank, NA	USD	4,376	RUB	252,485	11/22/17	(32,772)
Citibank, NA	AUD	1,473	USD	1,155	12/18/17	398
Citibank, NA	CNY	27,076	USD	4,039	12/18/17	(14,798)

abfunds.com	AB BLENDED STYLE FUNDS | 35

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	NOK	184,282	USD	23,730	12/18/17	$552,167
Credit Suisse International	USD	13,920	CHF	13,439	12/18/17	29,422
Credit Suisse International	USD	25,302	EUR	21,019	12/18/17	(354,398)
Credit Suisse International	USD	20,054	GBP	15,328	12/18/17	533,537
Credit Suisse International	USD	7,178	NOK	55,814	12/18/17	(158,286)
Credit Suisse International	USD	7,586	SEK	61,660	12/18/17	18,427
Credit Suisse International	USD	21,358	SEK	171,367	12/18/17	(224,449)
Deutsche Bank AG	ILS	56,404	USD	15,948	12/18/17	(52,717)
Deutsche Bank AG	USD	3,964	CAD	4,924	12/18/17	(16,079)
Deutsche Bank AG	USD	10,412	GBP	8,109	12/18/17	479,331
Deutsche Bank AG	USD	8,803	HUF	2,251,553	12/18/17	(234,524)
Goldman Sachs Bank USA	USD	101,962	EUR	85,003	12/18/17	(1,073,146)
Royal Bank of Scotland PLC	EUR	13,213	USD	15,684	12/18/17	1,913
Royal Bank of Scotland PLC	JPY	3,383,432	USD	30,506	12/18/17	326,898
Royal Bank of Scotland PLC	USD	33,277	CHF	31,620	12/18/17	(455,822)
Standard Chartered Bank	BRL	25,188	USD	7,951	10/03/17	(2,134)
Standard Chartered Bank	USD	7,893	BRL	25,188	10/03/17	59,441
Standard Chartered Bank	BRL	25,188	USD	7,861	11/03/17	(57,089)
Standard Chartered Bank	CNY	469,656	USD	71,594	11/16/17	1,110,573
Standard Chartered Bank	INR	2,758,398	USD	42,744	11/29/17	818,599
Standard Chartered Bank	USD	33,474	AUD	42,059	12/18/17	(512,534)
State Street Bank & Trust Co.	EUR	4,962	USD	5,940	12/18/17	50,264
State Street Bank & Trust Co.	USD	2,638	NZD	3,652	12/18/17	(4,182)
State Street Bank & Trust Co.	USD	13,320	SEK	105,468	12/18/17	(313,018)
State Street Bank & Trust Co.	USD	4,332	TRY	15,345	12/18/17	(119,241)
UBS AG	USD	39,823	GBP	30,409	12/18/17	1,019,461

						$799,385

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the aggregate market value of these securities amounted to $35,563,419 or 2.1% of net assets.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

NZD – New Zealand Dollar

RUB – Russian Ruble

36 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

SEK – Swedish Krona

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

EAFE – Europe, Australia, and Far East

GDR – Global Depositary Receipt

MSCI – Morgan Stanley Capital International

REG – Registered Shares

See notes to financial statements.

abfunds.com	AB BLENDED STYLE FUNDS | 37

PORTFOLIO OF INVESTMENTS

TAX-MANAGED INTERNATIONAL PORTFOLIO

September 30, 2017

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.7%
Financials – 22.1%
Banks – 12.3%
Australia & New Zealand Banking Group Ltd.	695,540	$16,201,616
Bank Hapoalim BM	939,927	6,577,260
Bank of Queensland Ltd.	547,640	5,588,621
Barclays PLC	7,551,120	19,579,917
BNP Paribas SA	430,090	34,697,834
BOC Hong Kong Holdings Ltd.	6,959,000	33,897,253
Credicorp Ltd.	105,990	21,730,070
Danske Bank A/S	100,088	4,010,883
DBS Group Holdings Ltd.	577,600	8,891,609
DNB ASA	1,763,240	35,599,942
Erste Group Bank AG(a)	713,268	30,816,798
HDFC Bank Ltd.	1,483,470	41,251,912
ING Groep NV	1,793,180	33,052,527
KB Financial Group, Inc.	283,470	13,946,473
Mitsubishi UFJ Financial Group, Inc.	7,075,000	46,000,452
National Australia Bank Ltd.	389,720	9,662,289
Nordea Bank AB	588,900	7,995,620
Oversea-Chinese Banking Corp., Ltd.	710,100	5,855,666
Royal Bank of Canada	146,230	11,314,001
Seven Bank Ltd.	1,090,200	3,939,661
Sumitomo Mitsui Financial Group, Inc.	200,500	7,707,050
Svenska Handelsbanken AB – Class A	977,140	14,762,924
Swedbank AB – Class A	1,122,940	31,095,901
Toronto-Dominion Bank (The)	154,910	8,721,641

		452,897,920

Capital Markets – 3.4%
Azimut Holding SpA	562,930	12,196,587
Credit Suisse Group AG (REG)(a)	2,095,504	33,202,398
Euronext NV(b)	184,000	11,201,612
IG Group Holdings PLC	701,710	6,030,917
London Stock Exchange Group PLC	322,960	16,582,669
Partners Group Holding AG	57,862	39,282,381
Thomson Reuters Corp.	173,720	7,970,723

		126,467,287

Consumer Finance – 1.0%
Bharat Financial Inclusion Ltd.(a)	1,575,960	22,896,296
Hitachi Capital Corp.	664,500	15,814,051

		38,710,347

Diversified Financial Services – 0.5%
GRENKE AG	115,953	10,820,675
ORIX Corp.	429,600	6,935,557

		17,756,232

38 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Insurance – 4.3%
Admiral Group PLC	130,580	$3,181,906
AIA Group Ltd.	5,020,000	37,164,560
Allianz SE (REG)	154,870	34,781,764
Direct Line Insurance Group PLC	1,692,474	8,250,959
Euler Hermes Group	54,742	6,468,096
NN Group NV	97,889	4,099,236
PICC Property & Casualty Co., Ltd. – Class H	9,238,000	16,387,310
Prudential PLC	1,545,230	36,978,118
Talanx AG(a)	87,760	3,550,707
Tryg A/S	277,180	6,408,770

		157,271,426

Thrifts & Mortgage Finance – 0.6%
Housing Development Finance Corp., Ltd.	900,500	23,872,889

		816,976,101

Information Technology – 15.3%
Communications Equipment – 0.9%
Nokia Oyj	5,774,890	34,698,442

Electronic Equipment, Instruments & Components – 1.1%
Halma PLC	254,632	3,820,686
Ingenico Group SA	121,410	11,510,102
Keyence Corp.	44,700	23,774,484

		39,105,272

Internet Software & Services – 3.6%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	222,620	38,448,700
Moneysupermarket.com Group PLC	2,354,390	10,037,428
Tencent Holdings Ltd.	909,500	39,763,955
Yahoo Japan Corp.	9,251,800	43,972,893

		132,222,976

IT Services – 1.3%
Amadeus IT Group SA – Class A	243,030	15,806,359
Capgemini SE	201,850	23,661,775
Otsuka Corp.	135,000	8,658,295

		48,126,429

Semiconductors & Semiconductor Equipment – 4.7%
ams AG(a)	307,020	22,292,590
ASML Holding NV	179,926	30,745,319
Disco Corp.	77,000	15,693,010
Infineon Technologies AG	1,055,680	26,616,228

abfunds.com	AB BLENDED STYLE FUNDS | 39

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

NXP Semiconductors NV(a)	145,670	$16,473,820
SCREEN Holdings Co., Ltd.	306,100	21,263,264
SUMCO Corp.	1,255,700	19,812,379
Taiwan Semiconductor Manufacturing Co., Ltd.	3,039,000	21,766,704

		174,663,314

Software – 2.5%
Check Point Software Technologies Ltd.(a)	136,010	15,507,860
Constellation Software, Inc./Canada	9,832	5,364,084
Dassault Systemes SE	97,128	9,826,713
Nice Ltd.	147,709	11,964,506
Nintendo Co., Ltd.	60,900	22,455,859
Oracle Corp. Japan	190,900	15,005,114
Playtech PLC	398,990	4,912,474
SAP SE	80,551	8,832,032

		93,868,642

Technology Hardware, Storage & Peripherals – 1.2%
Logitech International SA	305,676	11,167,619
Samsung Electronics Co., Ltd.	14,670	33,010,757

		44,178,376

		566,863,451

Industrials – 11.8%
Aerospace & Defense – 1.7%
Airbus SE	379,233	36,101,134
BAE Systems PLC	3,311,721	28,046,126

		64,147,260

Airlines – 2.2%
Japan Airlines Co., Ltd.	1,176,000	39,809,150
Qantas Airways Ltd.	9,379,703	42,962,058

		82,771,208

Building Products – 1.2%
Assa Abloy AB – Class B	440,790	10,092,057
Cie de Saint-Gobain	227,900	13,578,290
Kingspan Group PLC	483,990	20,581,566

		44,251,913

Commercial Services & Supplies – 0.4%
China Everbright International Ltd.	1,928,000	2,429,538
G4S PLC	2,061,580	7,691,485
IWG PLC	1,188,729	4,931,358

		15,052,381

40 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Electrical Equipment – 2.1%
Nidec Corp.	98,000	$12,047,226
Philips Lighting NV(b)	306,210	12,359,217
Schneider Electric SE (Paris)(a)	255,020	22,207,402
Vestas Wind Systems A/S	323,320	29,061,852

		75,675,697

Industrial Conglomerates – 0.8%
Siemens AG (REG)	197,280	27,838,052

Machinery – 1.1%
FANUC Corp.	36,800	7,461,330
Hoshizaki Corp.	79,400	6,974,746
IHI Corp.	674,000	23,494,727
Kone Oyj – Class B	68,930	3,653,930

		41,584,733

Professional Services – 1.8%
Adecco Group AG (REG)	142,150	11,074,126
Intertek Group PLC	133,890	8,949,612
Recruit Holdings Co., Ltd.	493,800	10,692,482
RELX NV	435,760	9,270,135
RELX PLC	666,370	14,624,354
Wolters Kluwer NV	210,340	9,720,870

		64,331,579

Road & Rail – 0.1%
Central Japan Railway Co.	26,600	4,668,023

Trading Companies & Distributors – 0.1%
Brenntag AG	55,737	3,107,105

Transportation Infrastructure – 0.3%
Aena SME SA(b)	62,310	11,261,111

		434,689,062

Consumer Discretionary – 11.1%
Auto Components – 3.2%
Continental AG	36,010	9,145,431
Delphi Automotive PLC	231,150	22,745,160
Faurecia	448,130	31,098,400
Hankook Tire Co., Ltd.	211,440	11,134,476
Magna International, Inc. (New York) – Class A	493,200	26,327,016
Valeo SA	243,737	18,085,485

		118,535,968

Automobiles – 1.5%
Honda Motor Co., Ltd.	830,900	24,545,215
Peugeot SA	1,239,320	29,502,224

		54,047,439

abfunds.com	AB BLENDED STYLE FUNDS | 41

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Distributors – 0.3%
PALTAC Corp.	280,100	$10,931,623

Hotels, Restaurants & Leisure – 0.6%
Aristocrat Leisure Ltd.	768,300	12,690,432
InterContinental Hotels Group PLC	184,720	9,771,805

		22,462,237

Household Durables – 1.7%
Fujitsu General Ltd.	266,000	5,383,492
Nikon Corp.	421,800	7,314,575
Panasonic Corp.	3,448,000	50,037,253

		62,735,320

Internet & Direct Marketing Retail – 0.4%
Ctrip.com International Ltd. (ADR)(a)	187,080	9,866,599
Start Today Co., Ltd.	193,700	6,138,376

		16,004,975

Leisure Products – 0.6%
Amer Sports Oyj(a)	603,370	16,018,407
Bandai Namco Holdings, Inc.	198,300	6,812,558

		22,830,965

Media – 0.3%
CTS Eventim AG & Co. KGaA	224,890	9,825,534

Multiline Retail – 0.5%
B&M European Value Retail SA	2,278,630	11,837,271
Don Quijote Holdings Co., Ltd.	135,200	5,053,459

		16,890,730

Textiles, Apparel & Luxury Goods – 2.0%
HUGO BOSS AG	448,734	39,595,033
LVMH Moet Hennessy Louis Vuitton SE	37,380	10,333,223
Pandora A/S	164,680	16,282,278
Samsonite International SA	2,171,900	9,326,942

		75,537,476

		409,802,267

Consumer Staples – 10.0%
Beverages – 1.4%
Coca-Cola Bottlers Japan, Inc.	463,300	15,006,125
Diageo PLC	222,580	7,319,655
Royal Unibrew A/S	166,220	9,107,945
Suntory Beverage & Food Ltd.	174,700	7,770,895
Treasury Wine Estates Ltd.	1,254,420	13,494,753

		52,699,373

42 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Food & Staples Retailing – 0.4%
Tsuruha Holdings, Inc.	131,000	$15,663,121

Food Products – 2.3%
Calbee, Inc.	177,200	6,223,509
Nestle SA (REG)	260,230	21,844,030
Orkla ASA	2,744,070	28,158,774
Salmar ASA	255,920	7,237,445
WH Group Ltd.(b)	20,986,000	22,350,138

		85,813,896

Household Products – 2.2%
Henkel AG & Co. KGaA (Preference Shares)	210,710	28,707,665
Pigeon Corp.	259,900	8,884,872
Reckitt Benckiser Group PLC	365,011	33,350,330
Unicharm Corp.	380,400	8,713,204

		79,656,071

Personal Products – 0.9%
Godrej Consumer Products Ltd.	636,173	8,942,975
Kose Corp.	117,500	13,468,108
Unilever PLC	178,780	10,347,665

		32,758,748

Tobacco – 2.8%
British American Tobacco PLC	1,038,674	65,024,841
Japan Tobacco, Inc.	1,003,700	32,892,193
Scandinavian Tobacco Group A/S(b)	323,120	5,732,381

		103,649,415

		370,240,624

Materials – 6.3%
Chemicals – 4.1%
Air Water, Inc.	861,200	15,901,794
Arkema SA	213,427	26,187,892
Chr Hansen Holding A/S	188,750	16,202,777
Covestro AG(b)	79,260	6,820,376
Croda International PLC	208,320	10,592,662
Incitec Pivot Ltd.	5,924,450	16,784,699
Johnson Matthey PLC	647,380	29,685,739
Nippon Shokubai Co., Ltd.	354,400	25,050,396
Umicore SA	70,275	5,817,761

		153,044,096

Construction Materials – 0.4%
CRH PLC (London)	347,911	13,212,406

Containers & Packaging – 0.2%
Amcor Ltd./Australia	685,090	8,193,921

abfunds.com	AB BLENDED STYLE FUNDS | 43

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Metals & Mining – 1.6%
BlueScope Steel Ltd.	1,377,893	$11,902,944
First Quantum Minerals Ltd.	1,123,240	12,611,975
Gerdau SA (Preference Shares)	5,445,700	18,982,533
Yamato Kogyo Co., Ltd.	574,700	15,577,682

		59,075,134

		233,525,557

Telecommunication Services – 6.3%
Diversified Telecommunication Services – 5.5%
BT Group PLC	11,986,030	45,588,783
China Unicom Hong Kong Ltd.(a)	17,086,000	23,887,471
Com Hem Holding AB	560,820	8,028,813
Deutsche Telekom AG (REG)	1,010,670	18,873,555
HKT Trust & HKT Ltd. – Class SS	9,797,000	11,914,525
Nippon Telegraph & Telephone Corp.	1,399,600	64,130,645
TDC A/S	3,843,860	22,542,556
Telekomunikasi Indonesia Persero Tbk PT	27,005,000	9,391,781

		204,358,129

Wireless Telecommunication Services – 0.8%
Vodafone Group PLC	10,294,470	28,826,445

		233,184,574

Health Care – 6.2%
Biotechnology – 0.8%
Genmab A/S(a)	56,980	12,600,826
Grifols SA (ADR)	797,890	17,465,812

		30,066,638

Health Care Equipment & Supplies – 0.6%
Cochlear Ltd.	44,190	5,527,472
Essilor International SA	145,710	18,058,937

		23,586,409

Health Care Providers & Services – 0.2%
Apollo Hospitals Enterprise Ltd.	479,806	7,392,674

Life Sciences Tools & Services – 0.9%
Eurofins Scientific SE	50,944	32,232,338

Pharmaceuticals – 3.7%
Novo Nordisk A/S – Class B	181,160	8,709,942
Recordati SpA	160,103	7,388,234

44 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Roche Holding AG	157,142	$40,168,660
Sanofi	536,980	53,454,549
Shionogi & Co., Ltd.	91,800	5,018,417
Teva Pharmaceutical Industries Ltd.	11,102	197,552
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	1,027,090	18,076,784
Vectura Group PLC(a)	3,470,610	4,948,255

		137,962,393

		231,240,452

Energy – 4.3%
Oil, Gas & Consumable Fuels – 4.3%
Caltex Australia Ltd.	202,350	5,105,575
Canadian Natural Resources Ltd. (Toronto)	558,290	18,698,408
JXTG Holdings, Inc.	6,442,700	33,219,980
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	1,513,290	45,833,858
Royal Dutch Shell PLC – Class A	682,460	20,625,178
Royal Dutch Shell PLC – Class B	401,605	12,363,852
TOTAL SA	146,299	7,855,442
YPF SA (Sponsored ADR)	718,784	16,014,508

		159,716,801

Utilities – 1.8%
Electric Utilities – 0.6%
EDP – Energias de Portugal SA	5,261,022	19,837,708
Endesa SA	148,720	3,355,873

		23,193,581

Multi-Utilities – 0.2%
Suez	295,793	5,400,845

Water Utilities – 1.0%
Beijing Enterprises Water Group Ltd.(a)	22,280,000	18,018,484
Cia de Saneamento Basico do Estado de Sao Paulo	576,500	6,057,787
Pennon Group PLC	1,185,950	12,662,688

		36,738,959

		65,333,385

Real Estate – 0.5%
Real Estate Management & Development – 0.5%
Leopalace21 Corp.	1,214,700	8,465,166
SM Prime Holdings, Inc.	12,793,600	8,685,257

		17,150,423

Total Common Stocks (cost $3,070,076,588)		3,538,722,697

abfunds.com	AB BLENDED STYLE FUNDS | 45

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.5%
Repurchase Agreements – 2.5%
State Street Bank & Trust Co. 0.12%, dated 9/29/17 due 10/02/17 in the amount of $90,714,149 (collateralized by $97,160,000 U.S. Treasury Notes, 1.50% to 1.625% due 2/15/26 to 8/15/26, value $92,531,478) (cost $90,713,243)	$90,713	$90,713,243

Total Investments – 98.2% (cost $3,160,789,831)		3,629,435,940
Other assets less liabilities – 1.8%		67,546,163

Net Assets – 100.0%		$3,696,982,103

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Mini MSCI EAFE Futures	144	December 2017	USD	7	$14,200,149	$14,244,480	$44,331

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	BRL	77,303	USD	24,401	10/03/17	$(6,549)
Bank of America, NA	USD	24,307	BRL	77,303	10/03/17	100,669
Bank of America, NA	CNY	89,428	USD	13,190	10/17/17	(268,981)
Bank of America, NA	USD	273,668	EUR	238,802	10/17/17	8,784,209
Bank of America, NA	USD	76,120	GBP	58,930	10/17/17	2,882,834
Bank of America, NA	USD	10,176	ZAR	135,465	10/17/17	(192,865)
Bank of America, NA	KRW	6,332,477	USD	5,524	10/26/17	(7,388)
Bank of America, NA	BRL	34,034	USD	10,606	11/03/17	(93,523)
Bank of America, NA	INR	240,740	USD	3,657	11/29/17	(2,084)
Barclays Bank PLC	CNY	964,961	USD	140,838	10/17/17	(4,388,766)
Barclays Bank PLC	EUR	11,360	USD	13,547	10/17/17	110,448
Barclays Bank PLC	INR	5,662,226	USD	86,730	10/17/17	239,475
Barclays Bank PLC	JPY	2,502,703	USD	22,993	10/17/17	737,082
Barclays Bank PLC	KRW	67,254,587	USD	58,287	10/17/17	(454,364)
Barclays Bank PLC	NOK	232,153	USD	27,802	10/17/17	(1,355,288)
Barclays Bank PLC	TWD	1,095,150	USD	35,862	10/17/17	(197,193)
Barclays Bank PLC	USD	18,271	CNY	121,673	10/17/17	41,246
Barclays Bank PLC	USD	26,930	GBP	20,457	10/17/17	494,847
Barclays Bank PLC	USD	13,765	JPY	1,532,697	10/17/17	(135,759)
Barclays Bank PLC	USD	4,187	KRW	4,669,815	10/17/17	(107,965)

46 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	9,142	TWD	277,267	10/17/17	$(12,341)
Barclays Bank PLC	USD	38,534	JPY	4,306,650	1/16/18	(52,867)
BNP Paribas SA	USD	40,820	AUD	54,094	10/17/17	1,604,652
BNP Paribas SA	USD	10,727	AUD	13,554	10/17/17	(96,408)
BNP Paribas SA	USD	4,607	CAD	5,767	10/17/17	15,731
BNP Paribas SA	USD	16,363	JPY	1,816,845	10/17/17	(206,926)
Citibank, NA	BRL	77,303	USD	24,400	10/03/17	(7,319)
Citibank, NA	USD	24,401	BRL	77,303	10/03/17	6,549
Citibank, NA	AUD	8,911	USD	6,991	10/17/17	2,690
Citibank, NA	CAD	135,098	USD	104,977	10/17/17	(3,307,885)
Citibank, NA	CNY	60,122	USD	9,000	10/17/17	(48,086)
Citibank, NA	EUR	36,721	USD	43,498	10/17/17	64,624
Citibank, NA	GBP	7,006	USD	9,064	10/17/17	(328,678)
Citibank, NA	HKD	200,315	USD	25,731	10/17/17	78,806
Citibank, NA	ILS	107,546	USD	30,593	10/17/17	154,072
Citibank, NA	USD	4,031	CAD	5,037	10/17/17	5,945
Citibank, NA	USD	126,401	CHF	121,108	10/17/17	(1,219,587)
Citibank, NA	USD	9,428	GBP	7,220	10/17/17	251,181
Citibank, NA	USD	101,654	JPY	11,555,522	10/17/17	1,104,162
Citibank, NA	USD	8,244	KRW	9,414,921	10/17/17	(20,340)
Citibank, NA	USD	20,007	SEK	168,005	10/17/17	636,123
Citibank, NA	USD	9,754	RUB	562,816	11/22/17	(73,052)
Credit Suisse International	CHF	6,885	USD	7,182	10/17/17	65,526
Credit Suisse International	ILS	102,361	USD	29,011	10/17/17	38,989
Credit Suisse International	SEK	58,270	USD	7,188	10/17/17	27,867
Credit Suisse International	USD	21,409	GBP	16,395	10/17/17	570,868
Credit Suisse International	USD	18,868	HUF	4,918,570	10/17/17	(206,770)
Credit Suisse International	USD	12,162	ILS	43,828	10/17/17	243,259
Credit Suisse International	USD	14,177	JPY	1,579,456	10/17/17	(131,904)
Credit Suisse International	USD	12,254	NOK	95,401	10/17/17	(272,062)
Credit Suisse International	USD	45,443	SEK	365,887	10/17/17	(485,590)
Credit Suisse International	USD	42,199	EUR	34,990	1/16/18	(593,825)
Credit Suisse International	USD	21,385	SEK	173,435	1/16/18	46,450
Deutsche Bank AG	CHF	34,475	USD	35,829	10/17/17	194,586
Deutsche Bank AG	JPY	2,127,697	USD	19,199	10/17/17	277,974
Deutsche Bank AG	JPY	1,312,354	USD	11,618	10/17/17	(52,087)
Deutsche Bank AG	USD	10,431	AUD	13,215	10/17/17	(66,324)
Deutsche Bank AG	USD	9,486	EUR	8,253	10/17/17	275,076
Deutsche Bank AG	USD	28,121	GBP	21,945	10/17/17	1,298,609
Deutsche Bank AG	USD	30,184	CHF	29,110	1/16/18	99,051
Goldman Sachs Bank USA	USD	22,028	HKD	172,123	10/17/17	13,690
HSBC Bank USA	USD	18,422	AUD	24,286	10/17/17	624,810
HSBC Bank USA	USD	10,920	HKD	85,215	10/17/17	(7,161)
HSBC Bank USA	USD	8,808	TWD	266,318	10/17/17	(39,443)
JPMorgan Chase Bank, NA	CNY	51,751	USD	7,620	10/17/17	(168,581)
JPMorgan Chase Bank, NA	INR	714,375	USD	11,002	10/17/17	89,428
JPMorgan Chase Bank, NA	JPY	2,154,885	USD	19,524	10/17/17	361,324
JPMorgan Chase Bank, NA	NOK	145,576	USD	17,077	10/17/17	(1,207,178)
JPMorgan Chase Bank, NA	USD	11,825	ILS	41,972	10/17/17	54,743
JPMorgan Chase Bank, NA	USD	8,954	SEK	78,032	10/17/17	634,113
JPMorgan Chase Bank, NA	TWD	111,658	USD	3,684	11/22/17	674

abfunds.com	AB BLENDED STYLE FUNDS | 47

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., Inc.	USD	20,900	EUR	18,625	10/17/17	$1,128,982
Royal Bank of Scotland PLC	EUR	42,949	USD	50,817	10/17/17	17,429
Royal Bank of Scotland PLC	HKD	643,340	USD	82,574	10/17/17	189,912
Royal Bank of Scotland PLC	JPY	6,392,773	USD	57,479	10/17/17	630,523
Royal Bank of Scotland PLC	TRY	31,806	USD	8,780	10/17/17	(107,136)
Royal Bank of Scotland PLC	USD	9,084	CNY	60,265	10/17/17	(14,355)
Standard Chartered Bank	HKD	74,650	USD	9,582	10/17/17	22,248
Standard Chartered Bank	USD	17,628	TRY	65,660	10/17/17	719,188
State Street Bank & Trust Co.	HKD	70,697	USD	9,049	10/17/17	(4,031)
State Street Bank & Trust Co.	JPY	1,785,381	USD	16,220	10/17/17	343,699
State Street Bank & Trust Co.	USD	11,276	CAD	14,329	10/17/17	209,120
State Street Bank & Trust Co.	USD	5,883	NZD	8,147	1/16/18	(9,696)
UBS AG	CHF	7,125	USD	7,351	10/17/17	(13,644)
UBS AG	EUR	46,360	USD	53,665	10/17/17	(1,169,274)
UBS AG	USD	26,920	EUR	23,002	10/17/17	286,635

						$8,646,843

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the aggregate market value of these securities amounted to $69,724,835 or 1.9% of net assets.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

EAFE – Europe, Australia, and Far East

MSCI – Morgan Stanley Capital International

REG – Registered Shares

See notes to financial statements.

48 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS

EMERGING MARKETS PORTFOLIO

September 30, 2017

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.1%
Information Technology – 29.3%
Electronic Equipment, Instruments & Components – 6.2%
Elite Material Co., Ltd.	3,214,000	$15,305,895
FIT Hon Teng Ltd.(a)(b)	14,920,000	9,607,200
Kingboard Chemical Holdings Ltd.	1,720,500	9,163,012
Largan Precision Co., Ltd.	145,000	25,580,178
LG Display Co., Ltd.	126,300	3,383,335
LG Innotek Co., Ltd.	34,540	4,665,321
Merry Electronics Co., Ltd.	964,000	6,095,728
Sunny Optical Technology Group Co., Ltd.	804,000	12,907,408
Tripod Technology Corp.	1,336,000	4,634,995

		91,343,072

Internet Software & Services – 6.7%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	307,630	53,130,777
NetEase, Inc. (ADR)	66,023	17,417,528
Tencent Holdings Ltd.	673,000	29,424,015

		99,972,320

IT Services – 0.4%
Cielo SA	889,760	6,174,929

Semiconductors & Semiconductor Equipment – 7.1%
Hua Hong Semiconductor Ltd.(b)	3,743,000	5,084,806
Realtek Semiconductor Corp.	3,308,000	11,428,020
SK Hynix, Inc.	311,200	22,695,905
Taiwan Semiconductor Manufacturing Co., Ltd.	8,363,120	59,900,479
Winbond Electronics Corp.	6,409,000	5,597,057

		104,706,267

Technology Hardware, Storage & Peripherals – 8.9%
Pegatron Corp.	2,876,000	7,488,584
Quanta Computer, Inc.	7,000	16,150
Samsung Electronics Co., Ltd.	41,724	93,888,263
Samsung Electronics Co., Ltd. (Preference Shares)	17,243	31,189,834

		132,582,831

		434,779,419

Financials – 28.6%
Banks – 19.3%
Agricultural Bank of China Ltd. – Class H	29,432,000	13,248,823
Banco Davivienda SA (Preference Shares)	663,465	7,514,382

abfunds.com	AB BLENDED STYLE FUNDS | 49

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Banco Macro SA (ADR)	74,536	$8,746,800
Bank Central Asia Tbk PT	5,463,500	8,238,577
Bank Mandiri Persero Tbk PT	22,146,000	11,067,011
Bank of China Ltd. – Class H	20,308,000	10,087,444
BGEO Group PLC	43,680	1,907,332
China CITIC Bank Corp., Ltd. – Class H	14,015,000	8,945,115
China Construction Bank Corp. – Class H	37,598,000	31,411,315
China Merchants Bank Co., Ltd. – Class H	2,273,000	8,048,811
Credicorp Ltd.	68,603	14,064,987
Grupo Financiero Banorte SAB de CV – Class O	1,072,820	7,386,021
Grupo Financiero Galicia SA (ADR)	90,350	4,656,639
Hana Financial Group, Inc.	745,380	30,923,402
HDFC Bank Ltd.	809,774	22,517,965
IndusInd Bank Ltd.	371,370	9,538,349
Industrial & Commercial Bank of China Ltd. – Class H	7,251,000	5,420,188
Itau Unibanco Holding SA (Preference Shares)	1,079,340	14,773,342
Kasikornbank PCL	1,181,800	7,583,364
KB Financial Group, Inc.	524,987	25,828,896
OTP Bank PLC	113,810	4,272,636
Sberbank of Russia PJSC (Sponsored ADR)	1,224,279	17,470,025
State Bank of India	862,650	3,364,934
Turkiye Is Bankasi – Class C	5,134,254	9,769,202

		286,785,560

Capital Markets – 0.4%
China Everbright Ltd.	2,314,000	5,343,854

Consumer Finance – 0.6%
Gentera SAB de CV	1,527,310	2,474,226
KRUK SA	79,370	6,382,879

		8,857,105

Diversified Financial Services – 1.2%
Chailease Holding Co., Ltd.	416,000	1,004,835
FirstRand Ltd.	960,090	3,691,892
Haci Omer Sabanci Holding AS	3,555,177	9,997,940
Power Finance Corp. Ltd.	1,862,690	3,489,873

		18,184,540

Insurance – 5.2%
AIA Group Ltd.	3,115,400	23,064,237
Dongbu Insurance Co., Ltd.	123,740	7,905,578
Max Financial Services Ltd.(a)	582,068	5,272,445
New China Life Insurance Co., Ltd. – Class H	2,049,500	11,656,201

50 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

PICC Property & Casualty Co., Ltd. – Class H	9,692,000	$17,192,662
Ping An Insurance Group Co. of China Ltd. – Class H	710,500	5,488,191
Powszechny Zaklad Ubezpieczen SA	542,900	6,851,896

		77,431,210

Thrifts & Mortgage Finance – 1.9%
Housing Development Finance Corp., Ltd.	1,014,792	26,902,850
Indiabulls Housing Finance Ltd.	104,145	1,910,807

		28,813,657

		425,415,926

Consumer Discretionary – 9.8%
Auto Components – 0.8%
Hankook Tire Co., Ltd.	235,930	12,424,125

Automobiles – 0.2%
Tata Motors Ltd.(a)	250,764	1,554,479
Tata Motors Ltd. – Class A(a)	421,683	1,443,621

		2,998,100

Diversified Consumer Services – 1.8%
Kroton Educacional SA	795,800	5,037,902
New Oriental Education & Technology Group, Inc. (Sponsored ADR)	133,694	11,799,832
RYB Education, Inc. (ADR)(a)	2,469	70,366
Tarena International, Inc. (ADR)	698,974	10,170,072

		27,078,172

Hotels, Restaurants & Leisure – 0.8%
Galaxy Entertainment Group Ltd.	894,000	6,320,085
Premium Leisure Corp.	160,805,000	5,096,429

		11,416,514

Household Durables – 0.9%
Basso Industry Corp.	2,075,000	5,798,558
Cuckoo Electronics Co., Ltd.	26,188	2,933,266
Skyworth Digital Holdings Ltd.	9,047,314	4,636,805

		13,368,629

Internet & Direct Marketing Retail – 0.5%
Ctrip.com International Ltd. (ADR)(a)	113,760	5,999,702
MakeMyTrip Ltd.(a)	60,830	1,748,863

		7,748,565

Media – 3.2%
IMAX China Holding, Inc.(a)(b)	1,090,800	3,295,468
Megacable Holdings SAB de CV	1,106,560	4,609,148
Naspers Ltd. – Class N	155,303	33,572,258
Sun TV Network Ltd.	454,347	5,321,868

		46,798,742

abfunds.com	AB BLENDED STYLE FUNDS | 51

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Specialty Retail – 0.3%
Chow Tai Fook Jewellery Group Ltd.	3,490,800	$4,192,086

Textiles, Apparel & Luxury Goods – 1.3%
Li Ning Co., Ltd.(a)	11,663,500	10,440,496
Welspun India Ltd.	4,189,342	4,366,966
Yue Yuen Industrial Holdings Ltd.	1,183,000	4,513,755

		19,321,217

		145,346,150

Energy – 7.3%
Energy Equipment & Services – 0.1%
TMK PJSC (GDR)(b)	329,380	1,572,790

Oil, Gas & Consumable Fuels – 7.2%
Cosan SA Industria e Comercio	869,900	9,942,813
Gran Tierra Energy, Inc.(a)	832,930	1,889,154
KazMunaiGas Exploration Production JSC (GDR)(b)	220,704	2,184,970
LUKOIL PJSC (Sponsored ADR)	555,259	29,445,499
Novatek PJSC (Sponsored GDR)(b)	105,190	12,359,356
PetroChina Co., Ltd. – Class H	7,956,000	5,063,619
Petroleo Brasileiro SA (Preference Shares)(a)	1,723,500	8,325,956
S-Oil Corp.	40,990	4,577,846
Tatneft PJSC (Sponsored ADR)	191,717	8,289,843
YPF SA (Sponsored ADR)	1,120,279	24,959,816

		107,038,872

		108,611,662

Materials – 6.1%
Chemicals – 0.9%
Kumho Petrochemical Co., Ltd.	148,740	9,396,619
Sinopec Shanghai Petrochemical Co., Ltd. – Class H	1,638,000	978,619
Synthos SA	2,633,734	3,713,389

		14,088,627

Construction Materials – 0.9%
Anhui Conch Cement Co., Ltd. – Class H	2,475,000	9,933,964
Grupo Cementos de Chihuahua SAB de CV	664,550	3,401,576

		13,335,540

Metals & Mining – 4.3%
Aluminum Corp. of China Ltd.(a)	4,070,000	3,651,484
Gerdau SA (Preference Shares)	2,884,400	10,054,395
KGHM Polska Miedz SA	351,341	11,318,085
MMC Norilsk Nickel PJSC (ADR)	323,160	5,558,352

52 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Novolipetsk Steel PJSC (GDR)(b)	139,613	$3,180,195
Polyus PJSC (GDR)(b)	87,140	3,375,804
POSCO	65,808	18,287,021
Real Gold Mining Ltd.(a)(c)(d)(e)	1,788,000	– 0	–
Vedanta Ltd.	1,709,365	8,278,624

		63,703,960

		91,128,127

Consumer Staples – 6.0%
Food & Staples Retailing – 2.8%
Dino Polska SA(a)(b)	219,720	3,996,565
E-MART, Inc.	39,220	7,154,312
Lenta Ltd. (GDR)(a)(b)	1,269,154	7,843,372
X5 Retail Group NV (GDR)(a)(b)	500,802	22,481,001

		41,475,250

Food Products – 1.8%
BRF SA(a)	199,500	2,876,771
China Agri-Industries Holdings Ltd.	7,097,000	3,311,720
Industrias Bachoco SAB de CV	739,600	4,098,870
JBS SA	1,333,800	3,579,654
MHP SE (GDR)(b)	178,090	1,994,608
WH Group Ltd.(b)	10,124,500	10,782,616

		26,644,239

Personal Products – 0.5%
Amorepacific Corp.	15,339	3,482,028
LG Household & Health Care Ltd.	5,180	4,233,187

		7,715,215

Tobacco – 0.9%
ITC Ltd.	3,261,267	12,884,232

		88,718,936

Health Care – 3.1%
Biotechnology – 1.0%
China Biologic Products Holdings, Inc.(a)	151,520	13,980,750

Health Care Equipment & Supplies – 0.2%
Yestar Healthcare Holdings Co., Ltd.	7,452,500	3,291,403

Health Care Providers & Services – 0.9%
Qualicorp SA	288,100	3,447,576
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	3,412,500	8,360,735
Wuxi Biologics Cayman, Inc.(a)(b)	401,600	2,044,167

		13,852,478

abfunds.com	AB BLENDED STYLE FUNDS | 53

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Pharmaceuticals – 1.0%
China Medical System Holdings Ltd.	5,442,000	$9,530,281
China Resources Pharmaceutical Group Ltd.(b)	4,608,400	5,481,778

		15,012,059

		46,136,690

Telecommunication Services – 3.1%
Diversified Telecommunication Services – 2.3%
China Unicom Hong Kong Ltd.(a)	17,026,000	23,803,586
KT Corp.	28,332	722,299
KT Corp. (Sponsored ADR)	129,470	1,795,749
Tower Bersama Infrastructure Tbk PT	14,787,700	7,221,261

		33,542,895

Wireless Telecommunication Services – 0.8%
Safaricom Ltd.	17,506,600	4,242,996
Sarana Menara Nusantara Tbk PT	5,848,000	1,940,794
Turkcell Iletisim Hizmetleri AS	1,633,551	5,809,750

		11,993,540

		45,536,435

Industrials – 2.5%
Airlines – 1.0%
Air Arabia PJSC	4,170,300	1,297,329
Air China Ltd. – Class H	6,004,000	4,993,819
China Southern Airlines Co., Ltd. – Class H	4,214,000	2,904,422
Turk Hava Yollari AO(a)	2,342,520	5,751,669

		14,947,239

Construction & Engineering – 0.3%
China Railway Group Ltd. – Class H	5,356,000	4,450,319

Industrial Conglomerates – 0.3%
SM Investments Corp.	227,105	3,950,703
Turkiye Sise ve Cam Fabrikalari AS	409,871	471,649

		4,422,352

Marine – 0.1%
COSCO SHIPPING Energy Transportation Co., Ltd. – Class H	2,196,000	1,223,115

Professional Services – 0.3%
51job, Inc. (ADR)(a)	80,486	4,878,256

54 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Road & Rail – 0.5%
Globaltrans Investment PLC (Sponsored GDR)(b)	842,520	$7,885,987

		37,807,268

Real Estate – 1.8%
Real Estate Management & Development – 1.8%
Aldar Properties PJSC	9,663,200	6,142,889
Ayala Land, Inc.	8,694,000	7,455,556
China Resources Land Ltd.	610,000	1,875,571
CIFI Holdings Group Co., Ltd.	17,634,000	9,853,443
SM Prime Holdings, Inc.	2,930,000	1,989,104

		27,316,563

Utilities – 1.5%
Electric Utilities – 0.9%
Centrais Eletricas Brasileiras SA(a)	1,409,100	8,791,442
Centrais Eletricas Brasileiras SA (Preference Shares)	251,000	1,798,207
Equatorial Energia SA	182,800	3,535,197

		14,124,846

Water Utilities – 0.6%
Cia de Saneamento Basico do Estado de Sao Paulo	344,900	3,624,164
Cia de Saneamento de Minas Gerais – COPASA	358,329	4,842,360

		8,466,524

		22,591,370

Total Common Stocks (cost $1,210,816,474)		1,473,388,546

WARRANTS – 0.3%
Information Technology – 0.3%
Electronic Equipment, Instruments & Components – 0.3%
FPT Corp., Macquarie Bank Ltd., expiring 3/31/20(a) (cost $3,799,630)	2,037,478	4,371,790

abfunds.com	AB BLENDED STYLE FUNDS | 55

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.2%
Repurchase Agreements – 0.2%
State Street Bank & Trust Co. 0.12%, dated 9/29/17 due 10/02/17 in the amount of $2,951,663 (collateralized by $3,205,000 U.S. Treasury Notes, 1.50% to due 8/15/26, value $3,011,206) (cost $2,951,634)	$2,952	$2,951,634

Total Investments – 99.6% (cost $1,217,567,738)		1,480,711,970
Other assets less liabilities – 0.4%		5,357,433

Net Assets – 100.0%		$1,486,069,403

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	2,652	BRL	8,505	11/03/17	$21,718
Bank of America, NA	USD	4,271	EUR	3,621	11/15/17	17,930
Barclays Bank PLC	HKD	305,147	USD	39,097	11/15/17	(8,812)
Barclays Bank PLC	KRW	72,018,951	USD	63,998	11/15/17	1,081,273
Barclays Bank PLC	USD	5,967	INR	384,363	11/15/17	(116,056)
Barclays Bank PLC	ZAR	50,318	USD	3,690	11/15/17	(772)
Barclays Bank PLC	USD	1,478	INR	97,341	11/29/17	1,292
BNP Paribas SA	MXN	94,699	USD	5,177	11/15/17	12,903
Citibank, NA	BRL	58,508	USD	18,468	10/03/17	(4,957)
Citibank, NA	USD	18,468	BRL	58,508	10/03/17	5,540
Citibank, NA	ARS	89,149	USD	4,925	11/15/17	(104,698)
Citibank, NA	USD	25,446	CNY	170,693	11/15/17	172,718
Citibank, NA	USD	4,396	INR	284,292	11/15/17	(68,095)
Citibank, NA	USD	14,711	KRW	16,778,943	11/15/17	(52,433)
Citibank, NA	USD	32,802	MXN	598,060	11/15/17	(188,802)
Citibank, NA	USD	50,779	ZAR	681,221	11/15/17	(809,345)
Citibank, NA	USD	3,691	CNY	24,577	11/16/17	(2,860)
Citibank, NA	RUB	2,361,097	USD	40,921	11/22/17	306,464
Credit Suisse International	BRL	58,508	USD	18,474	10/03/17	875
Credit Suisse International	USD	18,468	BRL	58,508	10/03/17	4,957
Credit Suisse International	USD	18,399	BRL	58,508	11/03/17	(5,929)
HSBC Bank USA	HKD	66,588	USD	8,547	11/15/17	13,163
HSBC Bank USA	HKD	29,392	USD	3,763	11/15/17	(3,336)
HSBC Bank USA	USD	3,743	HKD	29,219	11/15/17	1,194
HSBC Bank USA	ZAR	49,489	USD	3,759	11/15/17	128,567
JPMorgan Chase Bank, NA	KRW	11,194,442	USD	9,980	11/15/17	200,351
JPMorgan Chase Bank, NA	USD	4,501	IDR	60,559,588	11/15/17	(22,353)
JPMorgan Chase Bank, NA	USD	19,300	ZAR	254,065	11/15/17	(664,092)
Royal Bank of Scotland PLC	ZAR	98,799	USD	7,368	11/15/17	121,154
State Street Bank & Trust Co.	HKD	38,419	USD	4,928	11/15/17	4,743

						$42,302

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PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the aggregate market value of these securities amounted to $103,170,683 or 6.9% of net assets.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Illiquid security.

(e)	Fair valued by the Adviser.

Currency Abbreviations:

ARS – Argentine Peso

BRL – Brazilian Real

CNY – Chinese Yuan Renminbi

EUR – Euro

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

INR – Indian Rupee

KRW – South Korean Won

MXN – Mexican Peso

RUB – Russian Ruble

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

JSC – Joint Stock Company

PJSC – Public Joint Stock Company

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

September 30, 2017

	International Portfolio		Tax-Managed International Portfolio		Emerging Markets Portfolio
Assets
Investments in securities, at value	$1,624,478,098		$3,629,435,940		$1,480,711,970
Foreign currencies, at value(a)	4,922,983		10,170,319		13,319,617
Cash	– 0	–	280,000		– 0	–
Cash collateral due from broker	2,591,900		5,681,400		1,070,000
Receivables:
Dividends and interest	3,443,769		7,568,208		2,194,591
Foreign withholding tax reclaims	2,461,547		5,887,655		52,399
Investment securities sold and foreign currency transactions	77,443,466		158,035,243		10,958,927
Capital shares sold	147,959		642,978		442,330
Variation margin on futures	56,870		87,120		– 0	–
Unrealized appreciation of forward currency exchange contracts	5,842,132		25,780,118		2,094,842
Prepaid expenses	– 0	–	– 0	–	1,032,662

Total assets	1,721,388,724		3,843,568,981		1,511,877,338

Liabilities
Due to custodian	2,170,000		– 0	–	1,598,081
Cash collateral due to broker	2,524,000		1,271,000		1,650,000
Payables:
Investment securities purchased and foreign currency transactions	50,722,512		120,069,302		12,295,052
Capital shares redeemed	1,319,388		3,051,888		856,544
Management fee	1,150,815		2,477,244		1,373,309
Foreign capital gains taxes	588,421		1,250,297		4,997,567
Shareholder servicing fee	270,868		671,136		272,919
Transfer Agent fee	20,875		31,667		40,608
Distribution fee	5,364		543		– 0	–
Accrued expenses and other liabilities	452,550		630,526		671,315
Unrealized depreciation of forward currency exchange contracts	5,042,747		17,133,275		2,052,540

Total liabilities	64,267,540		146,586,878		25,807,935

Net Assets	$1,657,121,184		$3,696,982,103		$1,486,069,403

Cost of investments	$1,389,491,299		$3,160,789,831		$1,217,567,738

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STATEMENT OF ASSETS AND LIABILITIES (continued)

	International Portfolio	Tax-Managed International Portfolio	Emerging Markets Portfolio
Net Assets Consist of:
Capital stock, at par	$91,754	$204,009	$47,538
Additional paid-in capital	2,318,525,576	4,889,886,166	1,237,003,806
Undistributed net investment income	18,379,990	49,254,840	6,793,066
Accumulated net realized loss on investment and foreign currency transactions	(915,151,318)	(1,718,547,855)	(17,373,198)
Net unrealized appreciation/depreciation of:
Investments and futures transactions(b)	234,429,522	467,440,143	259,588,513
Foreign currency denominated assets and liabilities	845,660	8,744,800	9,678

	$1,657,121,184	$3,696,982,103	$1,486,069,403

(a)	Cost: $4,927,910, $10,177,171 and $13,333,770, respectively. (Note 1)

(b)	Net of accrued foreign capital gains taxes of $588,421, $1,250,297 and $3,555,719.

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES (continued)

	International Portfolio	Tax-Managed International Portfolio	Emerging Markets Portfolio
Calculation of Maximum Offering Price
International Class Shares
Net Assets	$1,321,390,099
Shares of capital stock outstanding	72,958,532

Net asset value, offering and redemption price per share	$18.11

Tax-Managed International Class Shares
Net Assets		$3,285,902,076
Shares of capital stock outstanding		181,060,955

Net asset value, offering and redemption price per share		$18.15

Emerging Markets Class Shares
Net Assets			$1,308,215,743
Shares of capital stock outstanding			41,859,937

Net asset value, offering and redemption price per share			$31.25

Class A Shares
Net Assets	$22,598,731	$1,881,583
Shares of capital stock outstanding	1,266,966	105,229

Net asset value and redemption price per share	$17.84	$17.88
Sales charge – 4.25% of public offering price	0.79	0.79

Maximum offering price	$18.63	$18.67

Class B Shares
Net Assets	$7,213	$5,305
Shares of capital stock outstanding	397.92	294

Net asset value and offering price per share	$18.13	$18.04

Class C Shares
Net Assets	$953,323	$188,296
Shares of capital stock outstanding	53,441	10,530

Net asset value and offering price per share	$17.84	$17.88

Class Z Shares
Net Assets	$312,171,818	$409,004,843	$177,975,221
Shares of capital stock outstanding	17,474,916	22,831,946	5,678,379

Net asset value and offering price per share	$17.86	$17.91	$31.32

See notes to financial statements.

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STATEMENT OF OPERATIONS

For The Year Ended September 30, 2017

	International Portfolio	Tax-Managed International Portfolio	Emerging Markets Portfolio
Investment Income
Income:
Interest	$16,822	$47,223	$5,743
Dividends(Net of foreign withholding taxes of $3,910,654, $9,279,186 and $3,758,194, respectively)	37,774,183	89,283,548	29,426,613
Other income	906	1,003	1,094

Total income	37,791,911	89,331,774	29,433,450

Expenses:
Management fee (see Note 2A)	13,735,812	31,210,205	15,646,661
Shareholder servicing fee (see Note 2B)	3,315,307	8,063,818	3,084,672
Custodian fee	378,422	541,236	726,849
Transfer Agent fee – Non-Retail Class	116,582	181,465	267,676
Transfer Agent fee – Class A	13,082	2,055	– 0	–
Transfer Agent fee – Class B	42	21	– 0	–
Transfer Agent fee – Class C	2,020	334	– 0	–
Transfer Agent fee – Class Z	38,546	71,222	27,448
Distribution fees – Class A	19,093	4,076	– 0	–
Distribution fees – Class B	138	48	– 0	–
Distribution fees – Class C	12,408	2,803	– 0	–
Registration fees	89,439	89,202	40,121
Auditing and tax fees	67,189	121,891	66,365
Directors’ fees and expenses	60,297	140,725	54,203
Printing fees	56,626	51,035	20,383
Legal fees	32,765	83,472	29,866
Miscellaneous	83,891	110,044	46,695

Total expenses	18,021,659	40,673,652	20,010,939
Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2B)	(806,260)	(1,799,979)	(342,778)

Net expenses	17,215,399	38,873,673	19,668,161

Net investment income	20,576,512	50,458,101	9,765,289

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

	International Portfolio		Tax-Managed International Portfolio		Emerging Markets Portfolio
Realized and Unrealized Gain (loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$108,443,227		$326,997,291		$124,469,116
Forward currency exchange contracts	(4,167,509)		(22,398,180)		194,150
Futures	1,119,768		2,183,671		188,222
Foreign currency transactions	(1,115,578)		(1,135,232)		(1,094,252)

Net realized gain on investment and foreign currency transactions	104,279,908		305,647,550		123,757,236

Net change in unrealized appreciation/depreciation of:
Investments(b)	122,018,842		206,609,841		120,144,152
Forward currency exchange contracts	1,167,180		11,996,871		42,302
Futures	(25,565)		(45,526)		– 0	–
Foreign currency denominated assets and liabilities	25,869		205,029		(45,075)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	123,186,326		218,766,215		120,141,379

Net realized and unrealized gain on investment and foreign currency transactions	227,466,234		524,413,765		243,898,615

Contributions from affiliates (see Note 2A)	– 0	–	– 0	–	52,505

Net increase in net assets resulting from operations	$248,042,746		$574,871,866		$253,716,409

(a)	Net of foreign capital gains taxes of $46,692, $97,461 and $1,433,523 for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

(b)	Net of increase in accrued foreign capital gains taxes of $(554,413), $(1,169,623) and $(1,562,812) for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

International Portfolio
Year Ended 9/30/17	Year Ended 9/30/16
Increase (Decrease) in Net Assets from Operations:
Net investment income	$20,576,512	$26,264,662
Net realized gain (loss) on investment and foreign currency transactions	104,279,908	(27,330,724)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	123,186,326	128,588,198

Net increase in net assets resulting from operations	248,042,746	127,522,136
Dividends to shareholders:
Dividends from net investment income
International Class Shares	(22,632,899)	(21,728,180)
Class A	(63,772)	(62,161)
Class B	(134)	(8)
Class C	(13,155)	(12,041)
Class Z	(3,168,395)	– 0	–

Total dividends to shareholders	(25,878,355)	(21,802,390)

Capital-share transactions:
Net proceeds from sales of shares	287,597,234	385,410,949
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	23,149,102	19,247,204

Total proceeds from shares sold	310,746,336	404,658,153
Cost of shares redeemed	(397,362,403)	(449,450,612)

Net decrease in net assets from capital-share transactions	(86,616,067)	(44,792,459)

Net increase in net assets	135,548,324	60,927,287
Net Assets:
Beginning of period	1,521,572,860	1,460,645,573

End of period(a)	$1,657,121,184	$1,521,572,860

(a) Includes undistributed net investment income of:	$18,379,990	$24,833,920

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	Tax-Managed International Portfolio
	Year Ended 9/30/17	Year Ended 9/30/16
Increase (Decrease) in Net Assets from Operations:
Net investment income	$50,458,101	$62,950,302
Net realized gain on investment and foreign currency transactions	305,647,550	11,106,805
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	218,766,215	222,262,884

Net increase in net assets resulting from operations	574,871,866	296,319,991
Dividends to shareholders:
Dividends from net investment income
Tax-Managed International Class	(54,948,127)	(55,455,203)
Class A	(26,996)	(22,239)
Class B	(46)	– 0	–
Class C	(3,206)	(3,541)
Class Z	(6,750,440)	– 0	–

Total dividends to shareholders	(61,728,815)	(55,480,983)

Capital-share transactions:
Net proceeds from sales of shares	332,781,289	742,143,510
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	50,654,235	43,529,905

Total proceeds from shares sold	383,435,524	785,673,415
Cost of shares redeemed	(787,378,472)	(1,006,400,362)

Net decrease in net assets from capital-share transactions	(403,942,948)	(220,726,947)

Net increase in net assets	109,200,103	20,112,061
Net Assets:
Beginning of period	3,587,782,000	3,567,669,939

End of period(a)	$3,696,982,103	$3,587,782,000

(a) Includes undistributed net investment income of:	$49,254,840	$61,547,011

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	Emerging Markets Portfolio
	Year Ended 9/30/17		Year Ended 9/30/16
Increase (Decrease) in Net Assets from Operations:
Net investment income	$9,765,289		$8,193,838
Net realized gain (loss) on investment and foreign currency transactions	123,757,236		(128,485,574)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	120,141,379		333,842,752
Contributions from affiliates (see Note 2A)	52,505		216

Net increase in net assets resulting from operations	253,716,409		213,551,232
Dividends and distributions to shareholders:
Dividends from net investment income
Emerging Markets Class	(6,719,437)		(7,734,277)
Class Z	(1,038,554)		– 0	–
Distributions from net realized gain on investment transactions
Emerging Markets Class	– 0	–	(20,161,372)

Total dividends and distributions to shareholders	(7,757,991)		(27,895,649)

Capital-share transactions:
Net proceeds from sales of shares	234,666,601		290,451,495
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	5,946,621		26,262,900

Total proceeds from shares sold	240,613,222		316,714,395
Cost of shares redeemed	(338,833,172)		(274,964,018)

Net increase (decrease) in net assets from capital-share transactions	(98,219,950)		41,750,377

Net increase in net assets	147,738,468		227,405,960
Net Assets:
Beginning of period	1,338,330,935		1,110,924,975

End of period(a)	$1,486,069,403		$1,338,330,935

(a) Includes undistributed net investment income of:	$6,793,066		$7,093,218

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

September 30, 2017

NOTE 1.

Organization and Significant Accounting Policies

The Class A, B, C and Z shares (collectively, the “AB International Retail Class shares”) of AB International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio are shares of the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio (the “Portfolios”), respectively, of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 15 portfolios each with its own investment objective. Effective January 15, 2016, International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolios commenced offering of Class Z Shares. Class Z shares are currently offered exclusively to registered investment companies (or their series) managed by AllianceBernstein L.P. (the “Adviser”). Class R shares for the International Portfolio have been authorized but currently are not offered. Class A shares of the Portfolios are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. These financial statements include only the AB International Retail Class shares. The financial highlights of the International, Tax-Managed International and Emerging Markets Class shares are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

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NOTES TO FINANCIAL STATEMENTS (continued)

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the

abfunds.com	AB BLENDED STYLE FUNDS | 67

NOTES TO FINANCIAL STATEMENTS (continued)

closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2017:

International Portfolio
Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$22,317,951		$344,812,024		$	– 0	–	$367,129,975
Information Technology	34,181,729		222,326,227			– 0	–	256,507,956
Industrials	14,890,961		181,637,243			– 0	–	196,528,204
Consumer Discretionary	26,296,669		151,063,777			– 0	–	177,360,446
Consumer Staples	6,834,809		159,895,715			– 0	–	166,730,524
Materials	14,302,265		91,449,146			– 0	–	105,751,411
Telecommunication Services	5,521,276		99,918,643			– 0	–	105,439,919
Health Care	18,030,819		86,006,643			– 0	–	104,037,462
Energy	15,431,310		56,612,301			– 0	–	72,043,611
Utilities	2,709,980		26,966,251			– 0	–	29,676,231
Real Estate	– 0	–	7,544,070			– 0	–	7,544,070
Short-Term Investments	35,728,289		– 0	–		– 0	–	35,728,289

Total Investments in Securities	196,246,058		1,428,232,040	(a)		– 0	–	1,624,478,098
Other Financial Instruments(b):
Assets:
Futures	31,144		– 0	–		– 0	–	31,144	(c)
Forward Currency Exchange Contracts	– 0	–	5,842,132			– 0	–	5,842,132
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(5,042,747)			– 0	–	(5,042,747)

Total(d)(e)	$196,277,202		$1,429,031,425		$	– 0	–	$1,625,308,627

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Tax-Managed International Portfolio
Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$49,736,435		$767,239,666		$	– 0	–	$816,976,101
Information Technology	75,794,464		491,068,987			– 0	–	566,863,451
Industrials	32,940,783		401,748,279			– 0	–	434,689,062
Consumer Discretionary	58,938,775		350,863,492			– 0	–	409,802,267
Consumer Staples	14,840,326		355,400,298			– 0	–	370,240,624
Materials	31,594,508		201,931,049			– 0	–	233,525,557
Telecommunication Services	11,914,525		221,270,049			– 0	–	233,184,574
Health Care	40,490,851		190,749,601			– 0	–	231,240,452
Energy	34,712,916		125,003,885			– 0	–	159,716,801
Utilities	6,057,787		59,275,598			– 0	–	65,333,385
Real Estate	– 0	–	17,150,423			– 0	–	17,150,423
Short-Term Investments	90,713,243		– 0	–		– 0	–	90,713,243

Total Investments in Securities	447,734,613		3,181,701,327	(a)		– 0	–	3,629,435,940
Other Financial Instruments(b):
Assets:
Futures	44,331		– 0	–		– 0	–	44,331	(c)
Forward Currency Exchange Contracts	– 0	–	25,780,118			– 0	–	25,780,118
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(17,133,275)			– 0	–	(17,133,275)

Total(e)(f)	$511,927,152		$3,126,199,962		$	– 0	–	$3,638,127,114

Emerging Markets Portfolio
Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$86,330,43		$348,448,985		$	– 0	–	$434,779,419
Financials	90,460,268		334,955,658			– 0	–	425,415,926
Consumer Discretionary	47,827,782		97,518,368			– 0	–	145,346,150
Energy	85,441,786		23,169,876			– 0	–	108,611,662
Materials	22,390,127		68,738,000			– 0	–(g)	91,128,127
Consumer Staples	47,107,463		41,611,473			– 0	–	88,718,936
Health Care	20,719,729		25,416,961			– 0	–	46,136,690
Telecommunication Services	7,979,539		37,556,896			– 0	–	45,536,435

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Investments in Securities	Level 1		Level 2		Level 3			Total
Industrials	$12,764,243		$25,043,025		$	– 0	–	$37,807,268
Real Estate	– 0	–	27,316,563			– 0	–	27,316,563
Utilities	22,591,370		– 0	–		– 0	–	22,591,370
Warrants	– 0	–	4,371,790			– 0	–	4,371,790
Short-Term Investments	2,951,634		– 0	–		– 0	–	2,951,634

Total Investments in Securities	446,564,375		1,034,147,595	(a)		– 0	–	1,480,711,970
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	– 0	–	2,094,842			– 0	–	2,094,842
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(2,052,540)			– 0	–	(2,052,540)

Total(h)(i)(j)	$446,564,375		$1,034,189,897		$	– 0	–	$1,480,754,272

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include credit default swaps which are valued at market value.

(c)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(d)	An amount of $16,592,870 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(e)	There were de minimis transfers under 1% of net assets from Level 2 to Level 1 during the reporting period.

(f)	An amount of $39,252,866 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(g)	The Portfolio held securities with zero market value at period end.

(h)	An amount of $49,296,373 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

(i)	An amount of $14,799,509 was transferred from Level 2 to Level 1 due to increase in trading volume during the reporting period.

(j)	There were de minimis transfers under 1% of net assets from Level 1 to Level 2 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

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The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Emerging Markets Portfolio	Common Stocks(a)			Total
Balance as of 9/30/16		$839,486			$839,486
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		(2,929,344)			(2,929,344)
Change in unrealized appreciation/depreciation		3,577,679			3,577,679
Purchases		– 0	–		– 0	–
Sales		(1,487,821)			(1,487,821)
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 9/30/17	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 9/30/17(b)	$	– 0	–	$	– 0	–

(a)	The Portfolio held securities with zero market value at period end.

(b)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that

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exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

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D. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In consideration of recent decisions rendered by the European courts, International Portfolio and Tax-Managed International Portfolio filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filing are subject to various administrative and judicial proceedings within these countries. No amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

As of September 30, 2017, the Portfolios did not have any unrecognized tax benefits.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio

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commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H. Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

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Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio, due to foreign currency gain (loss) reclassifications, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of partnership investments, contributions from adviser, expiration of capital loss carryforwards, and the tax treatment of foreign capital gains tax are reflected as adjustments to the components of capital as of September 30, 2017, as shown below:

Portfolio	Increase (Decrease) to Additional Paid-In Capital		Increase (Decrease) To Undistributed Net Investment Income (Loss)	Increase (Decrease) To Accumulated Net Realized Gain (Loss) On Investment and Foreign Currency Transactions
International Portfolio	$(41,457,938)		$(1,152,087)	$42,610,025
Tax Managed International Portfolio	– 0	–	(1,021,457)	1,021,457
Emerging Markets Portfolio	(52,505)		(2,307,450)	2,359,955

I. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolios’ ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The International Portfolio pays the Adviser an investment management fee at an annual rate of up to 0.925% of the first $1 billion, 0.85% of the next $3 billion, 0.80% of the next $2 billion, 0.75% of the next $2 billion and 0.65% in excess of $8 billion of the average daily net assets of the Portfolio.

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The Tax-Managed International Portfolio pays the Adviser an investment management fee at an annual rate of up to 0.925% of the first $1 billion, 0.85% of the next $3 billion, 0.80% of the next $2 billion, 0.75% of the next $2 billion, 0.65% of the next $2 billion and 0.60% in excess of $10 billion of the average daily net assets of the Portfolio. The Emerging Markets Portfolio pays the Adviser an investment management fee at an annual rate of up to 1.175% of the first $1 billion, 1.050% of the next $1 billion, 1.00% of the next $1 billion, 0.90% of the next $3 billion, and 0.85% in excess of $6 billion of the average daily net assets of the Portfolio.

Since November 1, 2011, the Adviser has voluntarily waived the annual investment management fees of the International Portfolio and Tax-Managed International Portfolio by an amount equal to 0.05% per annum of the respective net assets of the Portfolios. Since November 1, 2015, the Adviser has voluntarily waived the annual investment management fees of the Emerging Markets Portfolio by an amount equal to 0.025% per annum of the respective average net assets. From November 1, 2011 until November 1, 2015, the advisory fee waiver for the Emerging Markets Portfolio was equal to 0.05% per annum of the respective net assets. For the year ended September 30, 2017, such waivers amounted to $763,871, $1,791,777 and $342,778 for the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio, respectively.

The Adviser has agreed to bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis (the “Expense Cap”) to 1.20%, 1.95%, 1.95% and .95% of average daily net assets for Class A, Class B, Class C and Class Z shares, respectively, for the International Portfolio and Tax-Managed International Portfolio and 1.25% for Class Z shares, for the Emerging Markets Portfolio through January 27, 2018. The Expense Caps for the Portfolios may be extended by the Adviser for additional one-year terms. For the year ended September 30, 2017, there was no such reimbursement.

During the year ended September 30, 2017 and year ended September 30, 2016, the Adviser reimbursed the Emerging Markets Portfolio, $52,505 and $216, respectively, for trading losses incurred due to trade entry errors.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to the Fund, the Portfolios and individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions

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status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the International, Tax-Managed International and Emerging Markets Class shares of the Portfolios. Under the agreement, the fee paid by the International, Tax-Managed International and Emerging Markets Class shares to the Adviser for services under this agreement is at an annual rate of .25%, annualized of the average daily net assets of each Portfolio attributable to the respective class during the month.

Under a Transfer Agency Agreement between the Fund, on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. Such compensation retained by ABIS amounted to: International Portfolio, $45,105, Tax-Managed International Portfolio, $72,262 and Emerging Markets Portfolio, $27,448 for the year ended September 30, 2017.

The Adviser has agreed to bear the costs of transfer agency fees for Classes A, B and C and printing fees for Classes A, B, C and Z of the International and Tax-Managed International Portfolios. For the year ended September 30, 2017, such waivers amounted to $42,389 and $8,202, respectively.

C. Distribution Arrangements—International, Tax-Managed International and Emerging Markets Class Shares

Under the Distribution Agreement between the Fund, on behalf of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell International, Tax-Managed International and Emerging Markets Class shares of the Portfolios. This agreement does not apply to the AllianceBernstein International Retail Class shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—AB International Retail Classes

The Retail Classes of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to

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AllianceBernstein Investments, Inc., (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to 0.30% of the Class A shares and 1% of the Class B and Class C shares of the respective average daily net assets attributable to the Retail Classes. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of the Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
International	$196,306	$1,463,077
Tax-Managed International	225,638	1,237,418

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E. Other Transactions with Affiliates

The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the year ended September 30, 2017, as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A		Class B			Class C
International	$81		$16		$	– 0	–	$121
Tax-Managed International	– 0	–	– 0	–		– 0	–	– 0	–

The Portfolios may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended September 30, 2017, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Portfolio	Purchases	Sales			Realized Gain (Loss)
International	$52,454,206	$	– 0	–	$	– 0	–
Tax-Managed International	43,488,227		69,465,335			8,949,093
Emerging Markets	1,199,532		– 0	–		– 0	–

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Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the year ended September 30, 2017 were as follows:

Portfolio	Total Commissions	Sanford C. Bernstein & Co., LLC			Sanford C. Bernstein & Co., Ltd.
International	$1,655,865	$	– 0	–	$	– 0	–
Tax-Managed International	3,822,880		– 0	–		– 0	–
Emerging Markets	2,013,914		– 0	–		– 0	–

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the year ended September 30, 2017, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities			Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
International	$1,230,848,780	$	– 0	–	$1,360,966,994	$	– 0	–
Tax-Managed International	2,732,056,283		– 0	–	3,239,601,434		– 0	–
Emerging Markets	855,364,774		– 0	–	954,338,666		– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Portfolio	Cost	Appreciation	(Depreciation)
International	$1,393,341,052	$264,175,476	$(32,924,328)	$231,251,148
Tax-Managed International	3,173,337,010	555,430,281	(99,286,080)	456,144,201
Emerging Markets	1,220,582,714	302,171,074	(42,161,917)	260,009,157

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

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During the year ended September 30, 2017, the International Portfolio and Tax-Managed International Portfolio held futures for hedging purposes. During the year ended September 30, 2017, the Emerging Markets Portfolio held futures for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolios may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Non-U.S. stock Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2017, the Portfolios held foreign-currency exchange contracts for hedging and non-hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with

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its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by OTC counterparty tables below.

During the year ended September 30, 2017, the Portfolios had entered into the following derivatives:

International Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on futures	$31,144	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	5,842,132		Unrealized depreciation on forward currency exchange contracts	$5,042,747

Total		$5,873,276			$5,042,747

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,119,768	$(25,565)

Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(4,167,509)	1,167,180

Total		$(3,047,741)	$1,141,615

Tax-Managed International Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on futures	$44,331	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	25,780,118		Unrealized depreciation on forward currency exchange contracts	$17,133,275

Total		$25,824,449			$17,133,275

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$2,183,671	$(45,526)

Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(22,398,180)	11,996,871

Total		$(20,214,509)	$11,951,345

Emerging Markets Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$2,094,842	Unrealized depreciation on forward currency exchange contracts	$2,052,540

Total		$2,094,842		$2,052,540

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$188,222

Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	194,150	$42,302

Total		$382,372	$42,302

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The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended September 30, 2017:

International Portfolio
Futures:
Average original value of buy contracts	$5,722,188	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$363,709,895
Average principal amount of sale contracts	$338,343,327

(a)	Positions were open for ten months during the year.

Tax-Managed International Portfolio
Futures:
Average original value of buy contracts	$11,658,568	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$953,318,206
Average principal amount of sale contracts	$882,548,547

(a)	Positions were open for nine months during the year.

Emerging Markets Portfolio
Futures:
Average original value of buy contracts	$20,437,055	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$186,209,321	(b)
Average principal amount of sale contracts	191,856,203	(b)

(a)	Positions were open for less than one month during the year.

(b)	Positions were open for five months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/ pledged by the Portfolios as of September 30, 2017. Exchange-traded derivatives, if applicable, are excluded from the tables.

International Portfolio

Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the tables. At September 30, 2017, the total derivative assets and liabilities not subject to netting arrangements were $31,144 and $0, respectively.

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Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$38,927	$ – 0	–	$	– 0	–	$	– 0	–	$38,927
Barclays Bank PLC	801,285	(801,285)			– 0	–		– 0	–	– 0	–
Citibank, NA	554,054	(49,234)			– 0	–		– 0	–	504,820
Credit Suisse International	581,386	(581,386)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	479,331	(303,320)			– 0	–		– 0	–	176,011
Royal Bank of Scotland PLC	328,811	(328,811)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	1,988,613	(571,757)			(1,416,856)			– 0	–	– 0	–
State Street Bank & Trust Co.	50,264	(50,264)			– 0	–		– 0	–	– 0	–
UBS AG	1,019,461	– 0	–		– 0	–		– 0	–	1,019,461

Total	$5,842,132	$(2,686,057)			$(1,416,856)		$	– 0	–	$1,739,219	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
OTC Derivatives:
Barclays Bank PLC	$1,363,792	$(801,285)		$	– 0	–	$	– 0	–	$562,507
BNP Paribas SA	52,102	– 0	–		– 0	–		– 0	–	52,102
Citibank, NA	49,234	(49,234)			– 0	–		– 0	–	– 0	–
Credit Suisse International	737,133	(581,386)			– 0	–		– 0	–	155,747
Deutsche Bank AG	303,320	(303,320)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA	1,073,146	– 0	–		– 0	–		– 0	–	1,073,146
Royal Bank of Scotland PLC	455,822	(328,811)			– 0	–		– 0	–	127,011
Standard Chartered Bank	571,757	(571,757)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	436,441	(50,264)			– 0	–		– 0	–	386,177

Total	$5,042,747	$(2,686,057)		$	– 0	–	$	– 0	–	$2,356,690	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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Tax-Managed International Portfolio

Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the tables. At September 30, 2017, the total derivative assets and liabilities not subject to netting arrangements were $44,331 and $0, respectively.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$11,767,712	$(571,390)		$	– 0	–	$	– 0	–	$11,196,322
Barclays Bank PLC	1,623,098	(1,623,098)			– 0	–		– 0	–	– 0	–
BNP Paribas SA	1,620,383	(303,334)			(1,271,000)			– 0	–	46,049
Citibank, NA	2,304,152	(2,304,152)			– 0	–		– 0	–	– 0	–
Credit Suisse International	992,959	(992,959)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	2,145,296	(118,411)			– 0	–		– 0	–	2,026,885
Goldman Sachs Bank USA	13,690	– 0	–		– 0	–		– 0	–	13,690
HSBC Bank USA	624,810	(46,604)			– 0	–		– 0	–	578,206
JPMorgan Chase Bank, NA	1,140,282	(1,140,282)			– 0	–		– 0	–	– 0	–
Morgan Stanley & Co., Inc.	1,128,982	– 0	–		– 0	–		– 0	–	1,128,982
Royal Bank of Scotland PLC	837,864	(121,491)			– 0	–		– 0	–	716,373
Standard Chartered Bank	741,436	– 0	–		– 0	–		– 0	–	741,436
State Street Bank & Trust Co.	552,819	(13,727)			– 0	–		– 0	–	539,092
UBS AG	286,635	(286,635)			– 0	–		– 0	–	– 0	–

Total	$25,780,118	$(7,522,083)			$(1,271,000)		$	– 0	–	$16,987,035	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$571,390	$(571,390)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	6,704,543	(1,623,098)		(4,456,000)			– 0	–		625,445
BNP Paribas SA	303,334	(303,334)		– 0	–		– 0	–		– 0	–
Citibank, NA	5,004,947	(2,304,152)		(80,000)			– 0	–		2,620,795
Credit Suisse International	1,690,151	(992,959)		– 0	–		– 0	–		697,192
Deutsche Bank AG	118,411	(118,411)		– 0	–		– 0	–		– 0	–
HSBC Bank USA	46,604	(46,604)		– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA	1,375,759	(1,140,282)		(235,477)			– 0	–		– 0	–
Royal Bank of Scotland PLC	121,491	(121,491)		– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	13,727	(13,727)		– 0	–		– 0	–		– 0	–
UBS AG	1,182,918	(286,635)		– 0	–		– 0	–		896,283

Total	$17,133,275	$(7,522,083)		$(4,771,477)		$	– 0	–		$4,839,715	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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Emerging Markets Portfolio

At September 30, 2017, all derivatives were subject to netting arrangements.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$39,648	$ – 0	–	$	– 0	–	$	– 0	–	$39,648
Barclays Bank PLC	1,082,565	(125,640)			(956,925)			– 0	–	– 0	–
BNP Paribas SA	12,903	– 0	–		– 0	–		– 0	–	12,903
Citibank, NA	484,722	(484,722)			– 0	–		– 0	–	– 0	–
Credit Suisse International	5,832	(5,832)			– 0	–		– 0	–	– 0	–
HSBC Bank USA	142,924	(3,336)			– 0	–		– 0	–	139,588
JPMorgan Chase Bank, NA	200,351	(200,351)			– 0	–		– 0	–	– 0	–
Royal Bank of Scotland PLC	121,154	– 0	–		– 0	–		– 0	–	121,154
State Street Bank & Trust Co.	4,743	– 0	–		– 0	–		– 0	–	4,743

Total	$2,094,842	$(819,881)			$(956,925)		$	– 0	–	$318,036	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
OTC Derivatives:
Barclays Bank PLC	$125,640	$(125,640)		$	– 0	–	$	– 0	–	$ – 0	–
Citibank, NA	1,231,190	(484,722)			– 0	–		– 0	–	746,468
Credit Suisse International	5,929	(5,832)			– 0	–		– 0	–	97
HSBC Bank USA	3,336	(3,336)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	686,445	(200,351)			– 0	–		– 0	–	486,094

Total	$2,052,540	$(819,881)		$	– 0	–	$	– 0	–	$1,232,659	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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C. Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2017 and September 30, 2016 were as follows:

Portfolio	2017		2016
International
Distributions paid from:
Ordinary income	$25,878,355		$21,802,390

Total distributions paid	$25,878,355		$21,802,390

Tax-Managed International
Distributions paid from:
Ordinary income	$61,728,815		$55,480,983

Total distributions paid	$61,728,815		$55,480,983

Emerging Markets
Distributions paid from:
Ordinary income	$7,757,991		$7,737,820
Long-term capital gains	– 0	–	20,157,829

Total distributions paid	$7,757,991		$27,895,649

As of September 30, 2017, the components of accumulated earnings/(deficits) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
International	$18,659,329	$(910,864,476)	$230,709,002	$(661,496,145)

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Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
Tax-Managed International	$49,829,843	$(1,697,877,316)	$454,939,401	$(1,193,108,072)
Emerging Markets	8,805,806	(15,680,918)	256,420,814	249,545,702

(a)	During the fiscal year ended September 30, 2017 International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio utilized capital loss carryforwards of $99,746,296, $325,858,055, and $126,444,947 respectively, to offset current year net realized gains. Additionally, International Portfolio had $41,457,938 of capital loss carryforwards expire during the fiscal year.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to foreign capital gains tax exposure on Peruvian securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2017, the following Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount	Expiration
International	$910,864,476	n/a	2018
Tax-Managed International	1,697,877,316	n/a	2018
Emerging Markets	n/a	15,680,918	No expiration

NOTE 5.

Risks Involved in Investing in the Portfolios

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks identified above such as political, regulatory and

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currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging Markets Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets. These risks are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolios.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid or relatively less liquid securities at an advantageous price. Illiquid securities and relatively less liquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause a Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Market Risk—The Portfolios are subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Stock

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NOTES TO FINANCIAL STATEMENTS (continued)

prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have on adverse impact on various securities market. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios investments may be negatively affected.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

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Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund

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accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 15.5 billion shares of common stock, par value $0.001 per share, of which 3.7 billion shares are allocated to the International Portfolio, Tax-Managed International Portfolio and Emerging Market Portfolio. The allocation is as follows:

	Allocation of Shares (in Millions)
Portfolio	Bernstein Class Shares	Retail Class A Shares		Retail Class B Shares		Retail Class C Shares		Retail Class R Shares		Retail Class Z Shares	Total
International	600	200		200		200		200		300	1,700
Tax-Managed International	600	200		200		200		– 0	–	300	1,500
Emerging Markets	200	– 0	–	– 0	–	– 0	–	– 0	–	300	500

Share transactions for each Portfolio for the years ended September 30, 2017 and September 30, 2016, were as follows:

	International Portfolio
	Shares		Amount
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/17	Year Ended 9/30/16

International Class Shares
Shares sold	7,483,074	15,896,122	$118,954,332	$239,649,617

Shares issued to shareholders on reinvestment of dividends	1,336,312	1,258,373	19,911,064	19,177,587

Shares redeemed	(22,063,768)	(30,023,993)	(363,680,486)	(447,809,367)

Net decrease	(13,244,382)	(12,869,498)	$(224,815,090)	$(188,982,163)

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	International Portfolio
	Shares			Amount
	Year Ended 9/30/17	Year Ended 9/30/16		Year Ended 9/30/17	Year Ended 9/30/16

Class A Shares
Shares sold	1,062,230	23,388		$17,941,202		$348,057

Shares issued to shareholders on reinvestment of dividends	3,967	3,916		58,191		58,779

Shares converted from Class B	719	2,196		10,961		32,120

Shares converted from Class C	44,838	– 0	–	730,037		– 0	–

Shares redeemed	(95,430)	(67,262)		(1,518,459)		(1,003,076)

Net increase (decrease)	1,016,324	(37,762)		$17,221,932		$(564,120)

Class B Shares
Shares sold	317	– 0	–	$4,672	$	– 0	–

Shares issued to shareholders on reinvestment of dividends	9	– 0	–(a)	133		8

Shares converted to Class A	(705)	(2,167)		(10,961)		(32,120)

Shares redeemed	(590)	(217)		(9,392)		(3,265)

Net decrease	(969)	(2,384)		$(15,548)		$(35,377)

Class C Shares
Shares sold	14,393	18,198		$234,350		$271,152

Shares issued to shareholders on reinvestment of dividends	782	718		11,542		10,830

Shares converted to Class A	(44,702)	– 0	–	(730,037)		– 0	–

Shares redeemed	(22,278)	(40,975)		(341,744)		(602,784)

Net decrease	(51,805)	(22,059)		$(825,889)		$(320,802)

Class Z Shares(b)
Shares sold	8,699,691	10,357,615		$149,721,680		$145,110,003

Shares issued to shareholders on reinvestment of dividends	215,963	– 0	–	3,168,172		– 0	–

Shares redeemed	(1,798,353)	– 0	–	(31,071,324)		– 0	–

Net increase	7,117,301	10,357,615		$121,818,528		$145,110,003

(a)	Share amount is less than one full share.

(b)	Commenced distribution on January 15, 2016.

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	Tax-Managed International Portfolio
	Shares				Amount
	Year Ended 9/30/17		Year Ended 9/30/16		Year Ended 9/30/17	Year Ended 9/30/16

Tax-Managed International Class Shares
Shares sold	15,801,467		28,885,234		$254,717,530		$436,196,940

Shares issued to shareholders on reinvestment of dividends	2,930,958		2,843,568		43,876,449		43,506,600

Shares redeemed	(43,277,193)		(67,948,807)		(720,956,205)		(1,006,182,713)

Net decrease	(24,544,768)		(36,220,005)		$(422,362,226)		$(526,479,173)

Class A Shares
Shares sold	4,449		5,523		$69,658		$82,440

Shares issued to shareholders on reinvestment of dividends	1,738		1,385		25,631		20,881

Shares converted from Class B	– 0	–(a)	806		1		12,127

Shares converted from Class C	11,040		– 0	–	180,190		– 0	–

Shares redeemed	(9,567)		(7,154)		(154,008)		(106,668)

Net increase	7,660		560		$121,472		$8,780

Class B Shares
Shares issued to shareholders on reinvestment of dividends	3		– 0	–	$45	$	– 0	–

Shares converted to Class A	– 0	–(a)	(806)		(1)		(12,127)

Shares redeemed	(1)		– 0	–(a)	(20)		(3)

Net increase (decrease)	2		(806)		$24		$(12,130)

Class C Shares
Shares sold	382		– 0	–	$5,572	$	– 0	–

Shares issued to shareholders on reinvestment of dividends	128		160		1,895		2,424

Shares converted to Class A	(11,007)		– 0	–	(180,190)		– 0	–

Shares redeemed	(1,650)		(6,675)		(26,578)		(98,851)

Net decrease	(12,147)		(6,515)		$(199,301)		$(96,427)

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	Tax-Managed International Portfolio
	Shares			Amount
	Year Ended 9/30/17	Year Ended 9/30/16		Year Ended 9/30/17	Year Ended 9/30/16

Class Z Shares(b)
Shares sold	4,508,015	21,691,645		$77,808,338	$305,852,003

Shares issued to shareholders on reinvestment of dividends	457,642	– 0	–	6,750,215	– 0	–

Shares redeemed	(3,825,356)	– 0	–	(66,061,470)	– 0	–

Net increase	1,140,301	21,691,645		$18,497,083	$305,852,003

(a)	Share amount is less than one full share.

(b)	Commenced distribution on January 15, 2016.

	Emerging Markets Portfolio
	Shares			Amount
	Year Ended 9/30/17	Year Ended 9/30/16		Year Ended 9/30/17	Year Ended 9/30/16

Emerging Markets Class Shares
Shares sold	6,567,500	8,416,307		$177,786,348	$191,455,492

Shares issued to shareholders on reinvestment of dividends and distributions	195,234	1,160,022		4,908,179	26,262,900

Shares redeemed	(11,275,164)	(12,002,061)		(311,572,502)	(274,964,018)

Net decrease	(4,512,430)	(2,425,732)		$(128,877,975)	$(57,245,626)

Class Z Shares(a)
Shares sold	1,850,969	4,671,856		$56,880,253	$98,996,003

Shares issued to shareholders on reinvestment of dividends and distributions	41,306	– 0	–	1,038,442	– 0	–

Shares redeemed	(885,752)	– 0	–	(27,260,670)	– 0	–

Net increase	1,006,523	4,671,856		$30,658,025	$98,996,003

(a)	Commenced distribution on January 15, 2016.

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NOTE 7.

Subsequent Events

On October 26, 2017, the Board of Directors of the Fund approved an amended Investment Management Agreement, to be effective January 1, 2018, which will reduce the advisory fees payable to the Adviser by the Portfolios of the Fund as set forth below:

Portfolio	First $2.5 Billion	Next $2.5 Billion	Thereafter
International and Tax-Managed International	0.75%	0.65%	0.60%
Emerging Markets	0.95%	0.90%	0.85%

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class A
Year Ended September 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 15.49	$ 14.47	$ 15.63	$ 15.65	$ 13.07

Income From Investment Operations
Net investment income(a)(b)	.18	.25	^	.19	.35	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.44	.99	(1.03)	(.16)	2.70
Contributions from affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Total from investment operations	2.62	1.24	(.84)	.19	2.78

Less: Dividends
Dividends from net investment income	(.27)	(.22)	(.32)	(.21)	(.20)

Net asset value, end of period	$ 17.84	$ 15.49	$ 14.47	$ 15.63	$ 15.65

Total Return
Total investment return based on net asset value(d)	17.27%	8.62	%^	(5.47)%	1.23%	21.55%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$22,599	$3,883	$4,172	$4,312	$4,688
Average net assets (000 omitted)	$7,637	$4,086	$4,436	$4,694	$5,196
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15%	1.14%	1.16	%+	1.19%	2.10%
Expenses, before waiver/reimbursements	1.38%	1.74%	2.12	%+	1.69%	2.15%
Net investment income(b)	1.07%	1.70	%^	1.22	%+	2.14%	.59%
Portfolio turnover rate	82%	77%	80%	67%	72%

See footnote summary on page 109.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class B
Year Ended September 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 15.68	$ 14.54	$ 15.64	$ 15.56	$ 12.97

Income From Investment Operations
Net investment income (loss)(a)(b)	.06	.10	^	.04	.22	(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.50	1.04	(1.00)	(.14)	2.67
Contributions from affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Total from investment operations	2.56	1.14	(.96)	.08	2.64

Less: Dividends
Dividends from net investment income	(.11)	– 0	–	(.14)	.00	(c)	(.05)

Net asset value, end of period	$ 18.13	$ 15.68	$ 14.54	$ 15.64	$ 15.56

Total Return
Total investment return based on net asset value(d)	16.44%	7.86	%^	(6.17)%	.52%	20.43%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$7	$21	$55	$166	$286
Average net assets (000 omitted)	$14	$33	$104	$223	$436
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.88%	1.89%	1.89	%+	1.89%	2.90%
Expenses, before waivers/reimbursements	2.26%	2.65%	2.82	%+	2.49%	2.97%
Net investment income (loss)(b)	.39%	.64	%^	.23	%+	1.38%	(.24)%
Portfolio turnover rate	82%	77%	80%	67%	72%

See footnote summary on page 109.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class C
Year Ended September 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 15.47	$ 14.44	$ 15.58	$ 15.61	$ 13.01

Income From Investment Operations
Net investment income (loss)(a)(b)	.07	.14	^	.07	.23	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.44	.99	(1.02)	(.15)	2.69
Contributions from affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Total from investment operations	2.51	1.13	(.95)	.08	2.68

Less: Dividends
Dividends from net investment income	(.14)	(.10)	(.19)	(.11)	(.08)

Net asset value, end of period	$ 17.84	$ 15.47	$ 14.44	$ 15.58	$ 15.61

Total Return
Total investment return based on net asset value(d)	16.38%	7.81	%^	(6.13)%	.49%	20.73%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$953	$1,628	$1,838	$2,298	$2,650
Average net assets (000 omitted)	$1,241	$1,781	$2,130	$2,594	$2,721
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.90%	1.89%	1.90	%+	1.89%	2.82%
Expenses, before waivers/reimbursements	2.13%	2.51%	2.85	%+	2.41%	2.88%
Net investment income (loss)(b)	.44%	.95	%^	.45	%+	1.43%	(.10)%
Portfolio turnover rate	82%	77%	80%	67%	72%

See footnote summary on page 109.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	International Portfolio
	Class Z
	Year Ended September 30, 2017	January 15, 2016(e) to September 30, 2016

Net asset value, beginning of period	$ 15.52	$ 13.76

Income From Investment Operations
Net investment income(a)(b)	.25	.30	^
Net realized and unrealized gain on investment and foreign currency transactions	2.40	1.46

Total from investment operations	2.65	1.76

Less dividends:
Dividends from net investment income	(.31)	– 0	–

Net asset value, end of period	$ 17.86	$ 15.52

Total Return
Total investment return based on net asset value(d)	17.48%	12.79	%^
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$312,172	$160,704
Average net assets (000 omitted)	$192,728	$132,402
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.92%	.92	%*
Expenses, before waivers/reimbursements	.98%	1.01	%*
Net investment income(b)	1.53%	2.92	%^*
Portfolio turnover rate	82%	77%

See footnote summary on page 109.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class A
Year Ended September 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 15.57	$ 14.54	$ 15.71	$ 15.78	$ 13.07

Income From Investment Operations
Net investment income(a)(b)	.23	.26	^	.20	.36	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.36	1.00	(1.03)	(.17)	2.73
Contributions from affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Total from investment operations	2.59	1.26	(.83)	.19	2.86

Less: Dividends
Dividends from net investment income	(.28)	(.23)	(.34)	(.26)	(.15)

Net asset value, end of period	$ 17.88	$ 15.57	$ 14.54	$ 15.71	$ 15.78

Total Return
Total investment return based on net asset value(d)	16.98%	8.69	%^	(5.37)%	1.18%	22.10	%**
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,882	$1,519	$1,410	$1,517	$1,549
Average net assets (000 omitted)	$1,630	$1,481	$1,518	$1,625	$1,465
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10%	1.10%	1.12	%+	1.15%	1.88%
Expenses, before waiver/reimbursements	1.28%	1.46%	1.61	%+	1.55%	1.93%
Net investment income(b)	1.42%	1.76	%^	1.26	%+	2.19%	.88%
Portfolio turnover rate	78%	69%	76%	64%	72%

See footnote summary on page 109.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class B
Year Ended September 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 15.69	$ 14.54	$ 15.73	$ 15.65	$ 12.92

Income From Investment Operations
Net investment income (loss)(a)(b)	.11	.14	^	.09	.24	(.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.40	1.01	(1.04)	(.16)	2.78
Contributions from affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Total from investment operations	2.51	1.15	(.95)	.08	2.73

Less: Dividends
Dividends from net investment income	(.16)	– 0	–	(.24)	– 0	–	– 0	–

Net asset value, end of period	$ 18.04	$ 15.69	$ 14.54	$ 15.73	$ 15.65

Total Return
Total investment return based on net asset value(d)	16.18%	7.91	%^	(6.09)%	.51%	21.13	%**
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$5	$4	$16	$14	$19
Average net assets (000 omitted)	$5	$5	$17	$17	$41
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.83%	1.83%	1.85	%+	1.84%	2.79%
Expenses, before waivers/reimbursements	2.33%	2.53%	2.30	%+	2.39%	2.84%
Net investment income (loss)(b)	.67%	.94	%^	.56	%+	1.50%	(.41)%
Portfolio turnover rate	78%	69%	76%	64%	72%
See footnote summary on page 109.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class C
Year Ended September 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 15.55	$ 14.52	$ 15.66	$ 15.72	$ 12.97

Income From Investment Operations
Net investment income(a)(b)	.08	.13	^	.09	.25	.00	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.39	1.02	(1.04)	(.18)	2.75
Contributions from affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Total from investment operations	2.47	1.15	(.95)	.07	2.75

Less: Dividends
Dividends from net investment income	(.14)	(.12)	(.19)	(.13)	– 0	–

Net asset value, end of period	$ 17.88	$ 15.55	$ 14.52	$ 15.66	$ 15.72

Total Return
Total investment return based on net asset value(d)	16.09%	7.95	%^	(6.10)%	.47%	21.20	%**
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$188	$353	$424	$420	$459
Average net assets (000 omitted)	$280	$385	$426	$487	$453
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.85%	1.85%	1.86	%+	1.85%	2.63%
Expenses, before waivers/reimbursements	2.02%	2.24%	2.34	%+	2.25%	2.68%
Net investment income (loss)(b)	.49%	.90	%^	.57	%+	1.52%	(.01)%
Portfolio turnover rate	78%	69%	76%	64%	72%

See footnote summary on page 109.

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FINANCIAL HIGHLIGHTS (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	Tax-Managed International Portfolio
	Class Z
	Year Ended September 30, 2017	January 15, 2016(e) to September 30, 2016

Net asset value, beginning of period	$ 15.60	$ 13.84

Income From Investment Operations
Net investment income(a)(b)	.26	.31	^
Net realized and unrealized gain on investment and foreign currency transactions	2.36	1.45

Total from investment operations	2.62	1.76

Less dividends:
Dividends from net investment income	(.31)	– 0	–

Net asset value, end of period	$ 17.91	$ 15.60

Total Return
Total investment return based on net asset value(d)	17.23%	12.72	%^
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$409,005	$338,402
Average net assets (000 omitted)	$356,111	$278,926
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.87%	.87	%*
Expenses, before waivers/reimbursements	.92%	.95	%*
Net investment income(b)	1.63%	2.94	%^*
Portfolio turnover rate	78%	69%

See footnote summary on page 109.

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FINANCIAL HIGHLIGHTS (continued)

	Emerging Markets Portfolio
	Class Z
	Year Ended September 30, 2017	January 15, 2016(e) to September 30, 2016

Net asset value, beginning of period	$ 26.27	$ 19.92

Income From Investment Operations
Net investment income(a)(b)	.26	.27	^
Net realized and unrealized gain on investment and foreign currency transactions	5.01	6.08
Contributions from affiliates	.00 (c)	.00	(c)

Total from investment operations	5.27	6.35

Less dividends
Dividends from net investment income	(.22)	– 0	–

Net asset value, end of period	$ 31.32	$ 26.27

Total Return
Total investment return based on net asset value(d)	20.28%^^	31.88	%^
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$177,853	$122,726
Average net assets (000 omitted)	$137,242	$95,977
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.21%	1.22	%*
Expenses, before waivers/reimbursements	1.24%	1.25	%*
Net investment income(b)	.94%	1.62	%^*
Portfolio turnover rate	63%	71%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Commencement of distributions.

^	For the year ended September 30, 2016 the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Portfolio	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
International	$.003	.02%	.02%
Tax-Managed International	$.002	.01%	.01%
Emerging Markets	$.007	.03%	.03%

*	Annualized

**	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended September 30, 2013 by .02%, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

^^	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and AB International Retail

Class Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Managed International Portfolio, Emerging Markets Portfolio and International Portfolio (three of the fifteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) as of September 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 29, 2017

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2017 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2017. For individual shareholders, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income:

Portfolio	Qualified Dividend Income
International	$25,878,355
Tax-Managed International	61,728,815
Emerging Markets	7,757,991

These Portfolios intend to make an election to pass through foreign taxes paid by the Portfolios to their shareholders. For the taxable year ended September 30, 2017, the maximum amounts of foreign taxes that may be passed through and the foreign source income for information reporting purposes is as follows:

Portfolio	Foreign Taxes To Pass Through	Foreign Source Income
International	$3,194,269	$41,864,837
Tax-Managed International	7,548,252	98,562,734
Emerging Markets	5,191,717	33,184,806

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2018.

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BOARD OF DIRECTORS

Bart Friedman,(1)(2) Chairman

Kathleen Fisher, President

R. Jay Gerken(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Henry D’Auria, Vice President(3)

Sharon E. Fay, Vice President(3)

Kent W. Hargis, Vice President(3)

Avi Lavi, Vice President(3)

Mark Phelps, Vice President(3)

Daniel C. Roarty, Vice President(3)

Laurent Saltiel, Vice President(3)

Nelson Yu, Vice President(3)

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Emilie D. Wrapp, Secretary

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

2	Member of the Fair Value Pricing Committee.

3	The day-to-day management of, and investment decisions for, the International Portfolio and the Tax-Managed International Portfolio are made by the International Team. Ms. Fay and Messrs. Hargis, Lavi, Phelps, Roarty and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios. The day-to-day management of, and investment decisions for, the Emerging Markets Portfolio are made by the Emerging Markets Team. Messrs. D’Auria, Saltiel and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio.

†	For the AB International and AB Tax-Managed International Portfolios, Classes A, B, C and Z shares only.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE YEARS
INTERESTED DIRECTOR
Kathleen Fisher** c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 63 (2017)	Senior Vice President of the Manager with which she has been associated since prior to 2012. She is the Head of Wealth and Investment Strategies of the Manager’s Bernstein Private Wealth Management unit since 2014, leading the team responsible for developing and communicating asset allocation advice and investment strategies for Bernstein’s high-net-worth clients. Since 2013, Ms. Fisher has overseen research on investment planning and wealth transfer issues facing high-net-worth families, endowments and foundations. She has been a National Managing Director of Bernstein since 2009. She joined AB in 2001 as a Senior Portfolio Manager. Prior to joining AB, she spent 15 years at J.P. Morgan, most recently as a managing director advising banks of acquisitions, divestitures and financing techniques. Prior thereto, she held positions at both Morgan Stanley and at the Federal Reserve Bank of New York.	18	Southwestern Vermont Health Care; and Hildene – The Lincoln Family Home

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE YEARS
DISINTERESTED DIRECTORS
Bart Friedman#^ Chairman of the Board 72 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2012.	18	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; Allied World Assurance Holdings; and Ovid Therapeutics, Inc.

R. Jay Gerken# 66 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds (2002-2005); Portfolio Manager and Managing Director, Smith Barney Asset Management (1993-2001) and President & CEO, Directions Management of Shearson Lehman, Inc. (1988-1993).	18	Cedar Lawn Corporation; Trustee of the New Jersey Chapter of The Nature Conservancy; Trustee of the United Methodist Foundation of New Jersey; and Associated Banc-Corp

William Kristol# 64 (1994)	Editor, The Weekly Standard since prior to 2012. He is a regular contributor on ABC’s This Week and on ABC’s special events and elections coverage, and appears frequently on other leading political commentary shows.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and The Institute for the Study of War

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Debra Perry# 66 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	18	Assurant, Inc.; Genworth Financial, Inc.; Korn/Ferry International; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2014-2016; CNO Financial Group since prior to 2009 until 2011.

Donald K. Peterson# 68 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. from 1994 to 1995. Prior thereto, he was at Nortel from 1976 to 1995.	18	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA; and Member of the Board of TIAA-CREF Trust Company, FSB

*	There is no stated term of office for the Directors.

**	Ms. Fisher is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

***	The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Kathleen Fisher 63	President	See biography above.

Philip L. Kirstein, 72	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Sharon E. Fay, 57	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2012. She is also Head of AB Equities since prior to 2012.

Henry D’Auria, 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012. He is also Chief Investment Officer of Emerging Markets Value Equities.

Kent Hargis, 49	Vice President	Senior Vice President, Portfolio Manager of Strategic Core Equities and Head of Quantitative Research Equities of the Adviser**, with which he has been associated since prior to 2012.

Laurent Saltiel, 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012. He is also Chief Investment Officer of Emerging Markets Growth.

Avi Lavi, 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012. He is also Chief Investment Officer of Global and International Value Equities.

Mark Phelps, 58	Vice President	Senior Vice President and Chief Investment Officer of Concentrated Global Growth of the Adviser,** with which he has associated since December 2013. Prior thereto, he was president and managing director of Global Investments at W. P. Stewart & Co. Ltd. (“WPS”) from prior to 2012 until December 2013; and Chief Investment Officer of WPS from prior to 2012 until June 2013.

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Daniel C. Roarty, 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012. He is also Chief Investment Officer of Thematic and Sustainable Equities.

Nelson Yu, 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012. Head of Quantitative Research—Equities of the Adviser since 2014, and Head—Blend Strategies since 2017.

Emilie D. Wrapp, 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2012.

Joseph J. Mantineo, 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke, 56	Controller	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto, 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser since prior to 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT

At a Board meeting held on October 26, 2017, the Board of Directors of the Sanford C. Bernstein Fund considered and approved the renewal of the Investment Management Agreement between the Fund and the Adviser. A discussion of the factors considered by the Directors in approving the renewal of the Agreement will be included in the semi-annual report to shareholders for the period ending March 31, 2018.

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio1

Short Duration California Municipal Portfolio1

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreements between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 19-20, 2016. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 15, 2016, from counsel to the Independent Directors. The letter contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received

1	The liquidation of these Portfolios was approved on January 26, 2017.

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

and reviewed in July 2016 certain information relating to the profitability of the Adviser in 2015 and prior years in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2016. In addition, the Independent Directors received materials prepared by the Senior Officer as described below. On September 22, 2016, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 22, 2016, the Independent Directors met separately with independent counsel and the Senior Officer, and met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss (among other things) his perspectives on the performance of the Fund’s Portfolios, including the apparent positive impact on performance of certain Portfolios, of enhancements made to the investment strategies and research processes over multiple years. Following the September 22, 2016 meeting, the Independent Directors, through counsel, requested certain additional information which was provided by the Adviser on October 4, 2016. The Independent Directors held a telephonic meeting on October 11, 2016 to discuss the contract renewal materials and supplemental materials. On October 19-20, 2016, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser as well as the Senior Officer’s report and conclusions. On October 19-20, 2016, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. At the October 20, 2016 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Senior Officer also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue to voluntarily waive a portion of the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios as described below, the Board concluded that the current contractual advisory fees are reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout recent difficult market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff appeared sufficient to provide a high level of service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2016 (“relevant periods”) and versus each Portfolio’s benchmark index, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2016. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Broadridge. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors. The Directors also noted the Adviser’s continued efforts to enhance the Overlay Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2014 and 2015, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios, and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 21, 2016 Board meeting from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability among fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the October 20, 2016 Board meeting, the Directors received the Senior Officer Report which included a discussion of possible economies of scale. The Directors discussed with the Senior Officer possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, breakpoint arrangements as currently in effect for certain Portfolios, as described below where applicable, the fact that in the case of certain Portfolios the fee levels initially established

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

has assumed achievement of significant scale, expense caps and waivers on select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that, because of the investment by the Overlay Portfolios in affiliated portfolios, there are significant waivers of management fees for the Overlay Portfolios to reflect their investment in such affiliated portfolios.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, and in light of the Adviser’s agreement to continue to voluntarily waive the advisory fees of the International and Tax-Managed International Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios through October 31, 2017, and of the Emerging Markets Portfolio by an amount equal to 0.025% per annum of the respective net assets of the Emerging Markets Portfolio through October 31, 2017, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below:

Advisory Fee Schedule[2]
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

Advisory Fee Schedule[2]
U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

Advisory Fee Schedule[2]
International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion. The Adviser is currently waiving the management fee by an amount equal to 0.025% per annum of the net assets of the Portfolio

Overlay A Portfolio	0.90% of assets

Tax-Aware Overlay A Portfolio	0.90% of assets

Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay C Portfolio	0.65% of assets

Tax-Aware Overlay N Portfolio	0.65% of assets

2	At the Meeting of the Board of Directors on January 26, 2017, the Board determined to approve an Amendment to the Investment Management Agreement which reduced the management fees of several Portfolios. The new management fee schedule for those portfolios is as follows:

Diversified Municipal Portfolio	0.425% of the first $1 billion of assets; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; and 0.225% in excess of $7 billion

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

California Municipal Portfolio New York Municipal Portfolio	0.425% of the first $1 billion of assets; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; and 0.275% in excess of $5 billion

Short Duration Diversified Municipal Portfolio	0.40% of the first $750 million of assets; and 0.35% in excess of $750 million

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves.

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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AB BLENDED STYLE FUNDS

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IPTIP-0151-0917

SEP    09.30.17

ANNUAL REPORT

AB SHORT DURATION PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE ADVISER

Dear Shareholder,

We are pleased to provide this report for AB Short Duration Portfolio (the “Portfolio”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolio’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

Senior Vice President of the Adviser

abfunds.com	AB SHORT DURATION PORTFOLIO | 1

ANNUAL REPORT

November 14, 2017

This report provides management’s discussion of fund performance for AB Short Duration Portfolio for the annual reporting period ended September 30, 2017.

The investment objective of the Portfolio is to provide safety of principal and a moderate rate of income that is subject to taxes.

NAV RETURNS AS OF SEPTEMBER 30, 2017 (unaudited)

	6 Months	12 Months
AB SHORT DURATION PORTFOLIO[1]
Class A Shares	0.24%	-0.10%
Class B Shares[2]	0.09%	-0.32%
Class C Shares	0.23%	-0.22%
BofA ML 1-3 Year US Treasury Index	0.41%	0.24%

1	Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended September 30, 2017, by 0.11% and 0.11%, respectively.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note 1 for additional information.

INVESTMENT RESULTS

The table above shows performance for the Portfolio compared to its benchmark, the Bank of America Merrill Lynch (“BofA ML”) 1-3 Year US Treasury Index, for the six- and 12-month periods ended September 30, 2017.

During the 12-month period, all share classes of the Portfolio underperformed the benchmark, before sales charges. The Portfolio’s longer-than-benchmark duration detracted from performance relative to the benchmark, as yields broadly rose across the curve in the period. Industry allocation contributed to returns, helped most by exposures to commercial mortgage-backed securities (“CMBS”) and investment-grade corporates.

During the six-month period, all share classes of the Portfolio underperformed the benchmark, before sales charges. The Portfolio’s overweight in two-year maturities detracted from performance, as did its longer-than-benchmark duration, as yields had mixed performance during the period. However, an underweight in six-month maturities helped returns. Industry allocation also contributed to performance, primarily because of gains from the Portfolio’s exposures to CMBS and investment-grade corporates. Security selection did not meaningfully impact overall returns in the period.

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During both periods, the Portfolio utilized currency forwards to hedge currency risk. Credit default swaps were utilized for hedging and investment purposes. Treasury futures were utilized to manage duration, country exposure and yield-curve positioning. Interest rate swaptions were used to hedge duration in the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Political events and central bank action had a significant impact on bond markets in the six- and 12-month periods ended September 30, 2017. Donald Trump’s US presidential election victory and the promise of fiscal stimulus, a retreat from globalization and relaxed regulation were initially treated as positive developments by financial markets, though uncertainty regarding the new administration’s ability to implement meaningful reform increased during the period. Markets were surprised when UK prime minister Theresa May called for a snap parliamentary election three years ahead of schedule, in an effort to firm up the country’s mandate going into Brexit negotiations. The election results increased political uncertainty when May’s Conservative Party failed to secure a majority position. Investors were relieved when centrist, pro-EU candidate Emmanuel Macron was elected president of France and his party went on to win a parliamentary majority. His reformist agenda was seen as more business friendly than the protectionist policies espoused by his opponent. In June 2017, the US Federal Reserve raised interest rates for the third consecutive quarter, hikes that were universally anticipated by markets.

Emerging-market debt rallied over both periods, helped by a positive global growth story and oil prices reaching a two-and-a-half-year high. In the 12-month period, developed-market treasury yields rose almost across the board, the exception being shorter maturities in the UK and eurozone. Emerging-market local-currency government bonds rebounded, while investment-grade credit securities posted flat returns, but both outperformed the negative returns of developed-market treasuries. In the six-month period, US, Canadian, Japanese and Australian yields generally rose, while eurozone yields moved in different directions. Investment-grade credit securities, emerging-market local-currency government bonds and developed-market treasuries all performed well, though they trailed the rally in global high yield. Global high-yield securities rallied strongly in both periods, with almost uniformly positive sector performance. Energy was among the top performers in the 12-month period, helped by oil price increases, while consumer-related sectors generally lagged the rising market; the rally in the six-month period was led by the banking and transportation sectors.

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INVESTMENT POLICIES

The Portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed- or emerging-market countries. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

In managing the Portfolio, the Adviser may use interest rate forecasting to estimate the best level of interest rate risk at a given time. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The BofA ML® 1-3 Year US Treasury Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofA ML 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of one to three years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will

abfunds.com	AB SHORT DURATION PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit

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DISCLOSURES AND RISKS (continued)

investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its

abfunds.com	AB SHORT DURATION PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolio.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and

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DISCLOSURES AND RISKS (continued)

have an adverse impact on various securities markets. The US government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Further Federal Reserve or other US or non-US governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (the “EU”) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund: Although the Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

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DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Portfolio’s prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Portfolio have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

9/30/2007 TO 9/30/2017

This chart illustrates the total value of an assumed $10,000 investment in AB Short Duration Portfolio Class A shares (from 9/30/2007 to 9/30/2017) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB SHORT DURATION PORTFOLIO | 11

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]
CLASS A SHARES			0.32%
1 Year	-0.10%	-4.34%
5 Years	0.12%	-0.75%
10 Years	0.75%	0.32%
CLASS B SHARES			-0.50%
1 Year	-0.32%	-3.30%
5 Years	-0.12%	-0.12%
10 Years[2]	0.38%	0.38%
CLASS C SHARES			-0.37%
1 Year	-0.22%	-1.22%
5 Years	-0.08%	-0.08%
10 Years	0.33%	0.33%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-4.34%
5 Years	-0.75%
10 Years	0.32%
CLASS B SHARES
1 Year	-3.30%
5 Years	-0.12%
10 Years[2]	0.38%
CLASS C SHARES
1 Year	-1.22%
5 Years	-0.08%
10 Years	0.33%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.95%, 1.78% and 1.74% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2017.

2	Assumes conversion of Class B shares into Class A shares after six years.

12 | AB SHORT DURATION PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB SHORT DURATION PORTFOLIO | 13

EXPENSE EXAMPLE (continued)

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,002.40	$6.12	1.22%
Hypothetical**	$1,000	$1,018.95	$6.17	1.22%
Class B
Actual	$1,000	$1,000.90	$7.67	1.53%
Hypothetical**	$1,000	$1,017.40	$7.74	1.53%
Class C
Actual	$1,000	$1,002.30	$7.08	1.41%
Hypothetical**	$1,000	$1,018.00	$7.13	1.41%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

14 | AB SHORT DURATION PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

September 30, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $257.0

1	All data are as of September 30, 2017. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

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PORTFOLIO OF INVESTMENTS

September 30, 2017

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS – TREASURIES – 31.4%
United States – 31.4%
U.S. Treasury Notes 0.875%, 11/30/17(a)	U.S.$	1,836	$1,834,926
0.875%, 9/15/19		7,346	7,260,765
1.125%, 1/31/19		16,392	16,330,032
1.25%, 12/31/18-4/30/19		13,173	13,141,376
1.375%, 7/31/19-1/31/21		24,638	24,540,153
1.50%, 8/15/20		8,860	8,833,697
1.625%, 12/31/19		8,678	8,696,482

Total Governments-Treasuries (cost $80,796,127)			80,637,431

CORPORATES – INVESTMENT GRADE – 22.6%
Financial Institutions – 14.7%
Banking – 13.9%
ABN AMRO Bank NV 2.50%, 10/30/18(b)		1,249	1,258,567
American Express Credit Corp. 2.125%, 3/18/19		684	687,523
Banco Santander SA 3.50%, 4/11/22		200	204,946
Bank of America NA 1.65%, 3/26/18		860	860,593
Bank of Montreal 1.35%, 8/28/18		1,109	1,105,873
Barclays PLC 2.00%, 3/16/18		880	880,625
BB&T Corp. 2.25%, 2/01/19		834	839,154
BNP Paribas SA 2.375%, 5/21/20		925	933,510
Capital One NA/Mclean VA 1.85%, 9/13/19		1,000	993,650
Citigroup, Inc. 2.017% (LIBOR 3 Month + 0.70%), 11/24/17(c)		827	827,662
2.05%, 6/07/19		717	717,359
Credit Agricole SA/London 3.00%, 10/01/17(b)		1,167	1,167,000
Danske Bank A/S 1.65%, 9/06/19(b)		1,000	993,210
Deutsche Bank AG Series G 2.85%, 5/10/19		717	724,270

16 | AB SHORT DURATION PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)		U.S. $ Value

Goldman Sachs Group, Inc. (The) 2.473% (LIBOR 3 Month + 1.16%), 4/23/20(c)	U.S.$	730	$741,804
HSBC USA, Inc. 1.70%, 3/05/18		737	737,582
Huntington National Bank (The) 2.20%, 11/06/18		940	942,726
2.375%, 3/10/20		650	653,803
ING Bank NV 2.50%, 10/01/19(b)		1,000	1,008,859
ING Groep NV 3.15%, 3/29/22		589	600,491
JPMorgan Chase & Co. 1.826% (LIBOR 3 Month + 0.51%), 3/01/18(c)		747	748,180
2.295%, 8/15/21		474	473,346
KeyBank NA/Cleveland OH 1.70%, 6/01/18		1,270	1,271,207
Manufacturers & Traders Trust Co. 2.30%, 1/30/19		950	955,320
Morgan Stanley 1.875%, 1/05/18		716	716,508
5.625%, 9/23/19		740	790,009
Nordea Bank AB 2.375%, 4/04/19(b)		975	982,244
PNC Bank NA 1.80%, 11/05/18		940	940,273
Royal Bank of Canada Series G 1.80%, 7/30/18		825	826,188
Santander UK Group Holdings PLC 2.875%, 8/05/21		800	804,200
Societe Generale SA 2.75%, 10/12/17		1,220	1,220,342
Sumitomo Mitsui Banking Corp. 1.966%, 1/11/19		1,039	1,039,332
Svenska Handelsbanken AB 1.50%, 9/06/19		995	988,144
UBS AG/Stamford CT 1.80%, 3/26/18		1,372	1,374,154
US Bank NA/Cincinnati OH 1.40%, 4/26/19		870	865,380
1.45%, 1/29/18		1,000	999,980
1.794% (LIBOR 3 Month + 0.48%), 10/28/19(c)		714	718,220
Wells Fargo & Co. 2.125%, 4/22/19		1,190	1,195,403
3.069%, 1/24/23		554	563,302

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)		U.S. $ Value

Westpac Banking Corp. 1.60%, 8/19/19	U.S.$	292	$290,578
1.65%, 5/13/19		1,150	1,145,722

			35,787,239

Insurance – 0.8%
MetLife, Inc. 1.756%, 12/15/17		1,060	1,060,657
Pricoa Global Funding I 1.45%, 9/13/19(b)		834	826,185
Principal Life Global Funding II 1.50%, 4/18/19(b)		197	195,834

			2,082,676

			37,869,915

Industrial – 7.3%
Basic – 0.3%
Dow Chemical Co. (The) 8.55%, 5/15/19		584	645,197

Capital Goods – 0.4%
Caterpillar Financial Services Corp. 1.931%, 10/01/21		272	268,502
2.10%, 1/10/20		729	732,805

			1,001,307

Communications - Media – 0.3%
NBCUniversal Media LLC 5.15%, 4/30/20		734	793,234

Communications - Telecommunications – 0.9%
AT&T, Inc. 1.40%, 12/01/17		1,696	1,695,746
2.85%, 2/14/23		620	616,509

			2,312,255

Consumer Cyclical - Automotive – 2.1%
American Honda Finance Corp. 1.20%, 7/12/19		988	978,248
Daimler Finance North America LLC 1.50%, 7/05/19(b)		1,125	1,115,921
General Motors Financial Co., Inc. 3.10%, 1/15/19		800	811,024
3.15%, 1/15/20		667	679,466
Harley-Davidson Financial Services, Inc. 2.25%, 1/15/19(b)		930	931,730
Hyundai Capital Services, Inc. 1.625%, 8/30/19(b)		830	814,373

			5,330,762

18 | AB SHORT DURATION PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)		U.S. $ Value

Consumer Cyclical - Retailers – 0.1%
Lowe’s Cos., Inc. 1.15%, 4/15/19	U.S.$	228	$226,210

Consumer Non-Cyclical – 1.2%
Anheuser-Busch InBev Finance, Inc. 1.90%, 2/01/19		688	690,153
Celgene Corp. 2.125%, 8/15/18		794	797,367
Kroger Co. (The) 6.15%, 1/15/20		609	662,172
Molson Coors Brewing Co. 2.25%, 3/15/20(b)		267	267,115
Mylan NV 2.50%, 6/07/19		709	711,850

			3,128,657

Energy – 0.8%
Schlumberger Holdings Corp. 2.35%, 12/21/18(b)		1,234	1,240,516
Williams Partners LP 4.125%, 11/15/20		742	777,156

			2,017,672

Services – 0.5%
eBay, Inc. 2.50%, 3/09/18		359	360,540
Visa, Inc. 2.20%, 12/14/20		984	995,011

			1,355,551

Technology – 0.7%
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(b)		438	438,031
Microsoft Corp. 1.10%, 8/08/19		700	693,833
QUALCOMM, Inc. 1.40%, 5/18/18		670	669,980

			1,801,844

			18,612,689

Utility – 0.6%
Electric – 0.6%
Dominion Energy, Inc. Series B 1.60%, 8/15/19		704	699,009
Georgia Power Co. 1.95%, 12/01/18		775	776,534

			1,475,543

Total Corporates-Investment Grade (cost $57,946,661)			57,958,147

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)		U.S. $ Value

ASSET-BACKED SECURITIES – 15.8%
Autos - Fixed Rate – 8.4%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19	U.S.$	290	$290,420
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		916	916,109
Americredit Automobile Receivables Trust Series 2016-4, Class A2A 1.34%, 4/08/20		349	348,346
AmeriCredit Automobile Receivables Trust Series 2017-3, Class A2A 1.69%, 12/18/20		295	294,744
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(b)		913	913,906
Series 2013-2A, Class A 2.97%, 2/20/20(b)		1,533	1,545,018
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(b)		380	379,976
California Republic Auto Receivables Trust Series 2015-2, Class A3 1.31%, 8/15/19		65	65,096
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		1,262	1,261,266
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(b)		385	385,039
CPS Auto Trust Series 2017-A, Class A 1.68%, 8/17/20(b)		347	346,431
Drive Auto Receivables Trust Series 2016-CA, Class A3 1.67%, 11/15/19(b)		412	411,700
Series 2017-AA, Class A3 1.77%, 1/15/20(b)		609	608,618
DT Auto Owner Trust Series 2017-3A, Class A 1.73%, 8/17/20(b)		276	275,649
Enterprise Fleet Financing LLC Series 2014-2, Class A2 1.05%, 3/20/20(b)		16	15,874
Series 2015-1, Class A2 1.30%, 9/20/20(b)		152	152,390

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)		U.S. $ Value

Exeter Automobile Receivables Trust Series 2016-3A, Class A 1.84%, 11/16/20(b)	U.S.$	142	$141,439
Series 2017-2A, Class A 2.11%, 6/15/21(b)		348	348,544
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		699	698,764
Flagship Credit Auto Trust Series 2016-3, Class A1 1.61%, 12/15/19(b)		257	256,860
Series 2016-4, Class A2 1.96%, 2/16/21(b)		870	867,515
Series 2017-3, Class A 1.88%, 10/15/21(b)		409	408,487
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(b)		1,062	1,070,144
Series 2016-1, Class A 2.31%, 8/15/27(b)		607	609,920
Ford Credit Floorplan Master Owner Trust Series 2016-1, Class A1 1.76%, 2/15/21		489	488,513
Series 2017-1, Class A1 2.07%, 5/15/22		660	662,055
GM Financial Automobile Leasing Trust Series 2015-2, Class A3 1.68%, 12/20/18		526	526,354
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(b)		469	468,924
Series 2016-1, Class A1 1.96%, 5/17/21(b)		711	712,339
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		188	187,546
Series 2015-1, Class A3 1.41%, 6/15/20		294	293,358
Hertz Vehicle Financing II LP Series 2015-1A, Class A 2.73%, 3/25/21(b)		546	546,323
Series 2015-2A, Class A 2.02%, 9/25/19(b)		470	468,398
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(b)		784	782,014

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)		U.S. $ Value

Series 2016-1A, Class A 2.32%, 3/25/20(b)	U.S.$	566	$565,372
Honda Auto Receivables Owner Trust Series 2015-4, Class A3 1.23%, 9/23/19		663	661,711
Hyundai Auto Lease Securitization Trust Series 2015-B, Class A3 1.40%, 11/15/18(b)		163	162,545
Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18		179	178,718
Santander Drive Auto Receivables Trust Series 2013-2, Class E 2.98%, 4/15/20(b)		850	851,894
Series 2016-3, Class A2 1.34%, 11/15/19		226	225,710
Series 2017-3, Class A2 1.67%, 6/15/20		293	292,829
Westlake Automobile Receivables Trust Series 2016-2A, Class A2 1.57%, 6/17/19(b)		157	156,742
Wheels SPV 2 LLC Series 2016-1A, Class A3 1.87%, 5/20/25(b)		841	838,422

			21,682,022

Credit Cards - Fixed Rate – 2.5%
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		1,050	1,060,619
Series 2015-2, Class A 1.56%, 3/15/21		534	534,195
Series 2015-4, Class A 1.72%, 8/16/21		523	523,419
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		995	1,001,018
Series 2015-3, Class A 1.74%, 9/15/21		650	649,923
Series 2016-1, Class A 2.04%, 3/15/22		684	686,407
World Financial Network Credit Card Master Trust Series 2013-A, Class A 1.61%, 12/15/21		509	509,153
Series 2016-B, Class A 1.44%, 6/15/22		1,015	1,012,812

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)		U.S. $ Value

Series 2017-B, Class A 1.98%, 6/15/23	U.S.$	470	$469,637

			6,447,183

Other ABS - Fixed Rate – 2.3%
Ascentium Equipment Receivables Trust Series 2016-1A, Class A2 1.75%, 11/13/18(b)		63	63,154
CLUB Credit Trust Series 2017-P1, Class A 2.42%, 9/15/23(b)(d)		760	759,977
CNH Equipment Trust Series 2013-D, Class A4 1.37%, 10/15/20		1,364	1,364,101
Series 2014-B, Class A4 1.61%, 5/17/21		1,058	1,058,734
Series 2015-A, Class A4 1.85%, 4/15/21		546	546,324
Marlette Funding Trust Series 2016-1A, Class A 3.06%, 1/17/23(b)(d)		106	106,468
Series 2017-1A, Class A 2.827%, 3/15/24(b)(d)		289	289,748
Series 2017-2A, Class A 2.39%, 7/15/24(b)(d)		385	385,012
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(b)(d)		229	231,446
Series 2016-3, Class A 3.05%, 12/26/25(b)(d)		331	334,443
Series 2017-2, Class A 3.28%, 2/25/26(b)(d)		399	404,339
Series 2017-5, Class A2 2.78%, 9/25/26(b)(d)		430	428,577

			5,972,323

Credit Cards - Floating Rate – 1.9%
Chase Issuance Trust Series 2013-A6, Class A6 1.654% (LIBOR 1 Month + 0.42%), 7/15/20(c)		1,991	1,996,630
Discover Card Execution Note Trust Series 2014-A1, Class A1 1.664% (LIBOR 1 Month + 0.43%), 7/15/21(c)		895	899,299
Series 2015-A1, Class A1 1.584% (LIBOR 1 Month + 0.35%), 8/17/20(c)		836	836,824

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)		U.S. $ Value

World Financial Network Credit Card Master Trust Series 2015-A, Class A 1.714% (LIBOR 1 Month + 0.48%), 2/15/22(c)	U.S.$	1,123	$1,124,943

			4,857,696

Autos - Floating Rate – 0.7%
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A2 1.804% (LIBOR 1 Month + 0.57%), 1/15/22(c)		836	842,490
Hertz Fleet Lease Funding LP Series 2014-1, Class A 1.635% (LIBOR 1 Month + 0.40%), 4/10/28(b)(c)		15	14,504
Wells Fargo Dealer Floorplan Master Note Trust Series 2015-1, Class A 1.736% (LIBOR 1 Month + 0.50%), 1/20/20(c)		879	880,406

			1,737,400

Total Asset-Backed Securities (cost $40,632,072)			40,696,624

COMMERCIAL MORTGAGE-BACKED SECURITIES – 7.8%
Non-Agency Fixed Rate CMBS – 6.2%
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class XA 1.931%, 4/10/46(e)		14,023	632,390
Series 2015-GC29, Class A2 2.674%, 4/10/48		854	862,880
Commercial Mortgage Trust Series 2013-CR6, Class A2 2.122%, 3/10/46		645	645,532
Series 2013-LC6, Class XA 1.799%, 1/10/46(e)		1,444	70,374
Series 2014-CR16, Class A2 3.042%, 4/10/47		1,068	1,084,909
Series 2014-CR19, Class A2 2.965%, 8/10/47		1,300	1,323,848
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.593%, 2/10/46(e)		9,437	602,114

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)		U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Trust Series 2010-C2, Class D 5.85%, 11/15/43(b)(d)	U.S.$	546	$568,205
Series 2013-C13, Class A2 2.665%, 1/15/46		1,217	1,224,976
Series 2013-C16, Class A2 3.07%, 12/15/46		1,229	1,238,933
JPMBB Commercial Mortgage Securities Trust Series 2013-C15, Class A2 2.977%, 11/15/45		817	823,352
Series 2014-C22, Class XA 1.08%, 9/15/47(e)		11,522	556,027
Series 2015-C28, Class A2 2.773%, 10/15/48		1,042	1,056,422
Series 2015-C29, Class A2 2.921%, 5/15/48		500	508,549
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(b)		285	285,080
Series 2016-4, Class A2 2.579%, 3/10/49(b)		587	580,825
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C17, Class A2 3.119%, 8/15/47		910	927,399
Series 2015-C23, Class A2 2.982%, 7/15/50		775	790,654
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(d)		335	334,742
UBS-Barclays Commercial Mortgage Trust Series 2013-C5, Class A1 0.779%, 3/10/46		20	19,989
Wells Fargo Commercial Mortgage Trust Series 2015-NXS1, Class A2 2.632%, 5/15/48		464	469,141
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class C 5.392%, 2/15/44(b)(d)		516	547,264
Series 2012-C10, Class XA 1.753%, 12/15/45(b)(e)		1,229	80,117
Series 2012-C6, Class XA 2.279%, 4/15/45(b)(e)		706	50,645
Series 2014-C24, Class A2 2.863%, 11/15/47		750	760,877

			16,045,244

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)		U.S. $ Value

Non-Agency Floating Rate CMBS – 1.0%
CGBAM Commercial Mortgage Trust Series 2016-IMC, Class A 3.134% (LIBOR 1 Month + 1.90%), 11/15/21(b)(c)	U.S.$	724	$723,900
Great Wolf Trust Series 2017-WOLF, Class A 2.09% (LIBOR 1 Month + 0.85%), 9/15/34(b)(c)		459	458,999
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A 2.927% (LIBOR 1 Month + 1.70%), 7/15/36(b)(c)		415	415,291
Starwood Retail Property Trust Series 2014-STAR, Class A 2.454% (LIBOR 1 Month + 1.22%), 11/15/27(b)(c)		969	969,315

			2,567,505

Agency CMBS – 0.6%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K033, Class A1 2.871%, 2/25/23		1,449	1,481,572
Government National Mortgage Association Series 2006-51, Class IO 0.928%, 8/16/46(e)		468	2,877

			1,484,449

Total Commercial Mortgage-Backed Securities (cost $20,255,619)			20,097,198

COLLATERALIZED MORTGAGE OBLIGATIONS – 7.6%
Risk Share Floating Rate – 3.4%
Bellemeade Re II Ltd. Series 2016-1A, Class M2A 5.737% (LIBOR 1 Month + 4.50%), 4/25/26(c)(f)		2	2,416
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-HQ2, Class M1 2.687% (LIBOR 1 Month + 1.45%), 9/25/24(c)		13	13,268

26 | AB SHORT DURATION PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)		U.S. $ Value

Series 2015-DN1, Class M3 5.387% (LIBOR 1 Month + 4.15%), 1/25/25(c)	U.S.$	475	$510,482
Series 2015-DNA3, Class M2 4.087% (LIBOR 1 Month + 2.85%), 4/25/28(c)		826	856,511
Series 2015-HQ2, Class M2 3.187% (LIBOR 1 Month + 1.95%), 5/25/25(c)		800	814,111
Series 2015-HQA1, Class M2 3.887% (LIBOR 1 Month + 2.65%), 3/25/28(c)		634	647,586
Series 2016-DNA2, Class M1 2.487% (LIBOR 1 Month + 1.25%), 10/25/28(c)		168	167,854
Series 2016-DNA3, Class M1 2.337% (LIBOR 1 Month + 1.10%), 12/25/28(c)		194	194,052
Series 2016-DNA4, Class M1 2.037% (LIBOR 1 Month + 0.80%), 3/25/29(c)		240	240,635
Series 2016-HQA1, Class M1 2.987% (LIBOR 1 Month + 1.75%), 9/25/28(c)		252	253,248
Series 2016-HQA2, Class M2 3.487% (LIBOR 1 Month + 2.25%), 11/25/28(c)		542	556,233
Series 2017-DNA1, Class M1 2.437% (LIBOR 1 Month + 1.20%), 7/25/29(c)		307	310,010
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M1 3.237% (LIBOR 1 Month + 2.00%), 10/25/23(c)		110	111,236
Series 2014-C01, Class M1 2.837% (LIBOR 1 Month + 1.60%), 1/25/24(c)		411	413,972
Series 2014-C02, Class 1M1 2.187% (LIBOR 1 Month + 0.95%), 5/25/24(c)		383	384,660
Series 2014-C02, Class 2M1 2.187% (LIBOR 1 Month + 0.95%), 5/25/24(c)		92	92,308
Series 2016-C02, Class 1M1 3.387% (LIBOR 1 Month + 2.15%), 9/25/28(c)		374	378,376

abfunds.com	AB SHORT DURATION PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)		U.S. $ Value

Series 2016-C03, Class 1M1 3.237% (LIBOR 1 Month + 2.00%), 10/25/28(c)	U.S.$	794	$807,050
Series 2016-C03, Class 2M1 3.437% (LIBOR 1 Month + 2.20%), 10/25/28(c)		282	284,206
Series 2016-C04, Class 1M1 2.687% (LIBOR 1 Month + 1.45%), 1/25/29(c)		229	231,308
Series 2016-C05, Class 2M1 2.587% (LIBOR 1 Month + 1.35%), 1/25/29(c)		190	190,636
Series 2016-C06, Class 1M1 2.537% (LIBOR 1 Month + 1.30%), 4/25/29(c)		756	762,391
Series 2017-C01, Class 1M1 2.537% (LIBOR 1 Month + 1.30%), 7/25/29(c)		362	364,968
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M1 3.987% (LIBOR 1 Month + 2.75%), 11/25/25(b)(c)		38	37,703
Series 2015-WF1, Class 2M1 4.087% (LIBOR 1 Month + 2.85%), 11/25/25(c)(f)		94	95,471

			8,720,691

Agency Floating Rate – 2.2%
Federal Home Loan Mortgage Corp. REMICs Series 4248, Class QF 1.734% (LIBOR 1 Month + 0.50%), 6/15/39(c)		797	804,071
Series 4286, Class VF 1.684% (LIBOR 1 Month + 0.45%), 12/15/43(c)		799	800,927
Federal National Mortgage Association REMICs Series 2013-57, Class FN 1.587% (LIBOR 1 Month + 0.35%), 6/25/43(c)		730	728,701
Series 2014-49, Class AF 1.552% (LIBOR 1 Month + 0.32%), 8/25/44(c)		1,260	1,258,795
NCUA Guaranteed Notes Trust Series 2010-R3, Class 1A 1.791% (LIBOR 1 Month + 0.56%), 12/08/20(c)		1,986	1,990,410

			5,582,904

28 | AB SHORT DURATION PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)		U.S. $ Value

Agency Fixed Rate – 1.8%
Federal Home Loan Mortgage Corp. REMICs Series 3948, Class DA 3.00%, 12/15/24	U.S.$	1,090	$1,104,560
Series 4029, Class NE 2.50%, 3/15/41		1,527	1,536,517
Federal National Mortgage Association REMICs Series 2010-9, Class EA 3.50%, 1/25/24		283	285,223
Series 2014-54, Class LA 3.00%, 2/25/44		517	525,993
Series 2015-72, Class PC 3.00%, 10/25/43		1,252	1,271,238

			4,723,531

Non-Agency Floating Rate – 0.2%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 1.69% (H15T 1 Year + 0.47%), 2/25/42(b)(c)		758	628,734

Total Collateralized Mortgage Obligations (cost $19,726,425)			19,655,860

INFLATION-LINKED SECURITIES – 5.9%
United States – 5.9%
U.S. Treasury Inflation Index 0.125%, 4/15/19-4/15/20 (TIPS)		11,630	11,674,741
1.125%, 1/15/21 (TIPS)		3,468	3,604,421

Total Inflation-Linked Securities (cost $15,346,802)			15,279,162

MORTGAGE PASS-THROUGHS – 1.4%
Agency ARMs – 0.0%
Federal National Mortgage Association Series 2007 2.794% (LIBOR 6 Month + 1.43%), 1/01/37(c)		4	3,750

Agency Fixed Rate 15-Year – 0.3%
Federal Home Loan Mortgage Corp. Gold 5.00%, 7/01/25		294	310,601
6.50%, 3/01/26		431	463,096
Federal National Mortgage Association 6.00%, 12/01/21		3	3,454

			777,151

abfunds.com	AB SHORT DURATION PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)		U.S. $ Value

Agency Fixed Rate 30-Year – 1.1%
Federal National Mortgage Association Series 2010 5.00%, 2/01/40	U.S.$	1,671	$1,867,734
Government National Mortgage Association Series 2002 7.50%, 3/15/32		80	95,233
5.00%, 10/15/39		696	775,039

			2,738,006

Total Mortgage Pass-Throughs (cost $3,463,283)			3,518,907

COVERED BONDS – 0.6%
DNB Boligkreditt AS 1.45%, 3/21/18(b) (cost $1,554,657)		1,555	1,553,865

SHORT-TERM INVESTMENTS – 8.3%
Governments – Treasuries – 8.3%
Japan – 8.3%
Japan Treasury Discount Bill Series 687 Zero Coupon, 12/11/17 (cost $21,606,194)	JPY	2,400,000	21,333,607

Total Investments – 101.4% (cost $261,327,840)			260,730,801
Other assets less liabilities – (1.4)%			(3,691,072)

Net Assets – 100.0%			$257,039,729

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	330	December 2017	USD	66,000	$71,388,747	$71,182,031	$(206,716)
U.S. T-Note 5 Yr (CBT) Futures	7	December 2017	USD	700	827,501	822,500	(5,001)

Sold Contracts
U.S. T-Note 10 Yr (CBT) Futures	13	December 2017	USD	1,300	1,644,201	1,629,062	15,139

							$(196,578)

30 | AB SHORT DURATION PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	JPY	2,420,000	USD	21,736	10/26/17	$207,725

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX. NA.AAA Series 9, 9/17/58*	(0.50)%	Monthly	0.52%	USD	87	$123	$1,120	$(997)
Credit Suisse International
CDX-CMBX. NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.52	USD	1,564	2,216	19,995	(17,779)
Deutsche Bank AG
CDX-CMBX. NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.52	USD	1,048	1,485	14,445	(12,960)

Sale Contracts
Credit Suisse International
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	504	(76,155)	(34,279)	(41,876)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	860	(129,946)	(62,514)	(67,432)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	132	(19,945)	(11,254)	(8,691)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	168	(25,385)	(14,628)	(10,757)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	330	(49,863)	(33,102)	(16,761)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	209	(31,579)	(13,086)	(18,493)

abfunds.com	AB SHORT DURATION PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.75%	USD	607	$(91,718)	$(51,752)	$(39,966)
Deutsche Bank AG
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	445	(67,240)	(33,565)	(33,675)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	499	(75,398)	(43,152)	(32,246)
CDX-CMBX. NA.A Series 6, 5/11/63*	2.00	Monthly	3.27	USD	800	(46,853)	(16,453)	(30,400)

						$(610,258)	$(278,225)	$(332,033)

*	Termination date

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the aggregate market value of these securities amounted to $35,447,679 or 13.8% of net assets.

(c)	Floating Rate Security. Stated interest/floor rate was in effect at September 30, 2017.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	IO – Interest Only.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.04% of net assets as of September 30, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2A 5.737%, 4/25/26	4/29/16	$2,412	$2,416	0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M1 4.087%, 11/25/25	9/28/15	94,487	95,471	0.04%

Currency Abbreviations:

JPY – Japanese Yen

USD – United States Dollar

32 | AB SHORT DURATION PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

BA – Banker’s Acceptance

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CMBS – Commercial Mortgage-Backed Securities

H15T – U.S. Treasury Yield Curve Rate T Note Constant Maturity

LIBOR – London Interbank Offered Rates

NCUA – National Credit Union Administration

REMICs – Real Estate Mortgage Investment Conduits

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

abfunds.com	AB SHORT DURATION PORTFOLIO | 33

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2017

Assets
Investments in securities, at value	$260,730,801
Foreign currencies, at value (cost $125,426)	124,768
Cash	4,308,790
Cash collateral due from broker	137,834
Receivables:
Interest	699,731
Capital shares sold	113,097
Unrealized appreciation of forward currency exchange contracts	207,725
Upfront premiums paid on credit default swaps	35,560

Total assets	266,358,306

Liabilities
Payables:
Dividends to shareholders	51,371
Investment securities purchased	7,735,905
Capital shares redeemed	574,253
Management fee	91,494
Variation margin on futures	21,202
Shareholder servicing fee	18,137
Distribution fee	10,133
Transfer Agent fee	6,206
Accrued expenses	164,058
Unrealized depreciation of credit default swaps	332,033
Upfront premiums received on credit default swaps	313,785

Total liabilities	9,318,577

Net Assets	$257,039,729

Cost of investments	$261,327,840

Net Assets Consist of:
Capital stock, at par	$22,000
Additional paid-in capital	271,868,801
Distributions in excess of net investment income	573,647
Accumulated net realized loss on investment and foreign currency transactions	(14,506,136)
Net unrealized appreciation/depreciation of:
Investments, futures and interest rate swap transactions	(1,125,650)
Foreign currency denominated assets and liabilities	207,067

$257,039,729

See notes to financial statements.

34 | AB SHORT DURATION PORTFOLIO	abfunds.com

STATEMENT OF ASSETS AND LIABILITIES (continued)

Calculation of Maximum Offering Price

Short Duration Plus Class Shares
Net Assets	$224,322,596
Shares of capital stock outstanding	19,201,150

Net asset value and offering price per share	$11.68

Class A Shares
Net Assets	$27,582,559
Shares of capital stock outstanding	2,359,074

Net asset value and redemption price per share	$11.69
Sales charge—4.25% of public offering price	0.52

Maximum offering price	$12.21

Class B Shares
Net Assets	$43,959
Shares of capital stock outstanding	3,768

Net asset value and offering price per share	$11.67

Class C Shares
Net Assets	$5,090,615
Shares of capital stock outstanding	436,369

Net asset value and offering price per share	$11.67

See notes to financial statements.

abfunds.com	AB SHORT DURATION PORTFOLIO | 35

STATEMENT OF OPERATIONS

For The Year Ended September 30, 2017

Investment Income
Income:
Interest	$4,233,551
Other income	408

Total income	4,233,959
Expenses:
Management fee (see Note 2A)	1,349,714
Shareholder servicing fee (see Note 2B)	266,909
Custodian fee	141,473
Transfer Agent fee—Non-Retail Class	23,036
Transfer Agent fee—Class A	35,958
Transfer Agent fee—Class B	159
Transfer Agent fee—Class C	12,372
Distribution fees—Class A	61,732
Distribution fees—Class B	646
Distribution fees—Class C	82,697
Printing fees	63,923
Legal fees	6,656
Registration fees	78,121
Auditing and tax fees	20,532
Directors’ fees and expenses	11,907
Miscellaneous	35,826

Total expenses	2,191,661
Less: expenses waived and reimbursed by the Adviser (see Note 2D)	(45,994)

Net expenses	2,145,667

Net investment income	$2,088,292

See notes to financial statements.

36 | AB SHORT DURATION PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(129,036	)(a)
Forward currency exchange contracts	1,288,111
Futures	(494,483)
Swaps	125,842
Swaptions written	17,890
Foreign currency transactions	(844,284)

Net realized loss on investment and foreign currency transactions	(35,960)

Net change in unrealized appreciation/depreciation of:
Investments	(1,616,248)
Forward currency exchange contracts	760,456
Futures	(182,904)
Swaps	(306,549)
Foreign currency denominated assets and liabilities	(658)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(1,345,903)

Net realized and unrealized loss on investment transactions	(1,381,863)

Contributions from affiliates (see Note 2A)	5,699

Net Increase in Net Assets Resulting from Operations	$712,128

(a)	On March 28, 2017, the Portfolio had redemptions-in-kind with total proceeds in the amount of $41,106,320. The loss on investments of $90,166 will not be realized for tax purposes.

See notes to financial statements.

abfunds.com	AB SHORT DURATION PORTFOLIO | 37

STATEMENT OF CHANGES IN NET ASSETS

Year Ended 9/30/17	Year Ended 9/30/16
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,088,292	$2,201,178
Net realized gain (loss) on investment transactions	(35,960)	378,510
Net change in unrealized appreciation/depreciation of investments	(1,345,903)	185,036
Contributions from affiliates (see Note 2A)	5,699	– 0	–

Net increase in net assets resulting from operations	712,128	2,764,724
Dividends to Shareholders:
Dividends from net investment income
Short Duration Plus Class	(2,543,722)	(2,439,476)
Class A	(120,469)	(174,071)
Class B	(120)	(573)
Class C	(24,687)	(41,049)

Total dividends to shareholders	(2,688,998)	(2,655,169)

Capital-Share Transactions:
Net proceeds from sales of shares	126,069,861	219,786,780
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	2,191,820	2,055,294

Total proceeds from shares sold	128,261,681	221,842,074
Cost of shares redeemed	(219,273,001)	(184,462,486)

Net increase (decrease) in net assets from capital-share transactions	(91,011,320)	37,379,588

Net increase (decrease) in net assets	(92,988,190)	37,489,143
Net Assets:
Beginning of period	350,027,919	312,538,776

End of period(a)	$257,039,729	$350,027,919

(a) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$(573,647)	$119,740

See notes to financial statements.

38 | AB SHORT DURATION PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

September 30, 2017

NOTE 1.

Organization and Significant Accounting Policies

The AB Short Duration Class A, B and C shares (collectively, the “Short Duration Retail Classes”) are shares of Short Duration Plus Portfolio (the “Portfolio”) of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 15 series each with its own investment objective. Class R and Class T shares have been authorized but currently are not offered. Class A Shares of the Portfolio are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. These financial statements include only the Short Duration Retail Classes. The financial highlights of the Short Duration Plus Class shares (the “Plus Class”) are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

abfunds.com	AB SHORT DURATION PORTFOLIO | 39

NOTES TO FINANCIAL STATEMENTS (continued)

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

40 | AB SHORT DURATION PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of securities trading in such markets. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of September 30, 2017:

Investments in Securities:	Level 1			Level 2			Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–		$80,637,431		$	– 0	–	$80,637,431
Corporates – Investment Grade		– 0	–		57,958,147			– 0	–	57,958,147
Asset-Backed Securities		– 0	–		37,756,614			2,940,010		40,696,624
Commercial Mortgage-Backed Securities		– 0	–		18,646,987			1,450,211		20,097,198
Collateralized Mortgage Obligations		– 0	–		19,655,860			– 0	–	19,655,860
Inflation-Linked Securities		– 0	–		15,279,162			– 0	–	15,279,162
Mortgage Pass-Throughs		– 0	–		3,518,907			– 0	–	3,518,907
Covered Bonds		– 0	–		1,553,865			– 0	–	1,553,865
Short-Term Investments		– 0	–		21,333,607			– 0	–	21,333,607

Total Investments in Securities		– 0	–		256,340,580			4,390,221		260,730,801
Other Financial Instruments(a):
Assets:
Futures		15,139			– 0	–		– 0	–	15,139	(b)
Forward Currency Exchange Contracts		– 0	–		207,725			– 0	–	207,725
Credit Default Swaps		– 0	–		3,824			– 0	–	3,824
Liabilities:
Futures		$(211,717)		$	– 0	–	$	– 0	–	$(211,717	)(b)
Credit Default Swaps		– 0	–		(614,082)			– 0	–	(614,082)

Total(c)		$(196,578)			$255,938,047			$4,390,221		$260,131,690

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include credit default swaps which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Investment Grade			Asset- Backed Securities		Commercial Mortage- Backed Securities
Balance as of 9/30/16		$325,485		$1,238,740		$2,426,863
Accrued discounts/(premiums)		(53)		65		(2,101)
Realized gain (loss)		– 0	–	12		(60,604)
Change in unrealized appreciation/depreciation		1,155		14,949		10,330
Purchases/Payups		– 0	–	3,096,044		673,453
Sales/Paydowns		(326,587)		(1,409,800)		(1,597,730)
Transfers in to Level 3		– 0	–	– 0	–	– 0	–
Transfers out of Level 3		– 0	–	– 0	–	– 0	–

Balance as of 9/30/17		$–0	–	$2,940,010		$1,450,211

Net change in unrealized appreciation/depreciation from investments held as of 9/30/17(a)		$–0	–	$10,127		$(31,115)

	Collateralized Mortgage Obligations			Total
Balance as of 9/30/16		$416,078		$4,407,166
Accrued discounts/(premiums)		– 0	–	(2,089)
Realized gain (loss)		– 0	–	(60,592)
Change in unrealized appreciation/depreciation		– 0	–	26,434
Purchases/Payups		– 0	–	3,769,497
Sales/Paydowns		– 0	–	(3,334,117)
Transfers in to Level 3		– 0	–	– 0	–
Transfers out of Level 3		(416,078)		(416,078	)(b)

Balance as of 9/30/17	$	– 0	–	$4,390,221

Net change in unrealized appreciation/depreciation from investments held as of 9/30/17(a)	$	– 0	–	$(20,988)

(a)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for

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fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. As of September 30, 2017, the Portfolio did not have any unrecognized tax benefits.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery

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basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to the Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H. Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on the Portfolio, due to foreign currency gain (loss) reclassifications, paydown gain (loss), the tax treatment of, swaps, contributions from adviser, the tax treatment of losses from a redemption-in-kind, and the expiration of capital loss carryforwards, are reflected as adjustments to the components of capital as of September 30, 2017, as shown below:

Increase (Decrease) to Additional Paid-in Capital	Increase (Decrease) to Undistributed Net Investment Income (Loss)	Increase (Decrease) to Accumulated Net Realized Gain (Loss) on Investment and Foreign Currency Transactions
$ (5,904,499)	$ 1,054,613	$ 4,849,886

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NOTES TO FINANCIAL STATEMENTS (continued)

I. Repurchase Agreements

The Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolio pays the Adviser an investment management fee at an annual rate of 0.45% of the first $750 million and 0.40% of the Portfolio’s average daily net assets over $750 million. The fee is accrued daily and paid monthly.

During the year ended September 30, 2017, the Adviser reimbursed the Portfolio $5,699 for trading losses incurred due to trade entry errors.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Short Duration Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Short Duration Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $17,748 for the year ended September 30, 2017.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolio (except the Retail Classes). Such services include, but are not limited to, providing information to

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shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Plus Class shares of the Portfolio. Under the agreement, the fee paid by the Plus Class shares to the Adviser for services under this agreement is at an annual rate of 0.10% of the average daily net assets of the Portfolio attributable to the Plus Class shares during the month.

C. Distribution Arrangements—Short Duration Plus Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Plus Class Shares of the Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Plus Class shares of the Portfolio. This agreement does not apply to the Short Duration Retail Classes of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Short Duration Retail Classes

The Short Duration Retail Classes of the Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30 of 1% of the Class A Shares and 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. Effective January 30, 2015, payments under the Agreement in respect of Class A shares were limited to an annual rate of 0.25 of 1% of Class A shares’ average daily net assets attributable to the Retail Classes. For the period April 1, 2015 to June 30, 2015, the Distributor voluntarily reduced distribution service fees for the Short Duration Plus Portfolio Class A Shares to 0.20 of 1 % of the Class A Shares’ average daily net assets. For the period July 1, 2015 to October 31, 2015, the Distributor further voluntarily reduced the Class A 12b-1 fees to zero. Effective April 1, 2012, the Distributor voluntarily agreed to waive 0.55 of 1% to limit such fees to 0.45 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. For the year ended September 30, 2017, such waivers amounted to $45,994. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promo-

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tional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $14,216 and $1,023,768 for Class B and Class C shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s Short Duration Retail Class shares.

E. Other Transactions with Affiliates

The Distributor has advised the Portfolio that it has retained front-end sales charges of $114 from sales of Class A shares and received $52, $0, and $326 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C Shares, respectively, for the year ended September 30, 2017.

The Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended September 30, 2017, there were no purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.

Brokerage commissions paid on investment transactions for the year ended September 30, 2017 amounted to $6,246, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein & Co., Ltd, affiliates of the Adviser.

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the year ended September 30, 2017, the Portfolio had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$24,272,199	$35,818,715
U.S. government securities	164,920,684	127,462,404

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The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$261,420,532

Gross unrealized appreciation	$480,851
Gross unrealized depreciation	(1,170,582)

Net unrealized appreciation	$(689,731)

B. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2017, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolio will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolio from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

During the year ended September 30, 2017, the Portfolio held forward currency exchange contracts for hedging purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the

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NOTES TO FINANCIAL STATEMENTS (continued)

right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended September 30, 2017, the Portfolio held written swaptions for hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received in connection with credit default swaps are recognized as cost or

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proceeds on the statement of assets and liabilities and are amortized on a straight-line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Credit Default Swaps:

The Portfolio may enter into credit default swaps for multiple reasons, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of September 30, 2017, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

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Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2017, the Portfolio held credit default swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty table below. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the tables.

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During the year ended September 30, 2017, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$15,139	*	Receivable/Payable for variation margin on futures	$211,717	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	207,725

Credit contracts				Unrealized depreciation on credit default swaps	332,033

Total		$222,864			$543,750

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(494,483)	$(182,904)

Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	1,288,111	760,456

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	17,890	– 0	–

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$125,842	$(306,549)

Total		$937,360	$271,003

Futures:
Average original value of buy contracts	$109,512,923
Average original value of sale contracts	$2,647,317
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$5,259,602	(a)
Average principal amount of sale contracts	$23,757,947
Written Swaptions:
Average notional amount	$20,440,000	(b)
Credit Default Swaps:
Average notional amount of buy contracts	$2,415,250	(c)
Average notional amount of sale contracts	$4,196,846

(a)	Positions were open for three months during the year.

(b)	Positions were open for two months during the year.

(c)	Positions were open for four months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Portfolio as of September 30, 2017. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the tables. At September 30, 2017, the total derivative assets and liabilities not subject to netting arrangements were $15,139 and $211,717, respectively.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
OTC Derivatives:
Barclays Bank PLC	$207,725	$	– 0	–	$	– 0	–	$	– 0	–	$207,725
Citigroup Global Markets, Inc.	123		– 0	–		– 0	–		– 0	–	123
Credit Suisse International	2,216		(2,216)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	1,485		(1,485)			– 0	–		– 0	–	– 0	–

Total	$211,549		$(3,701)		$	– 0	–	$	– 0	–	$207,848	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*		Net Amount of Derivatives Liabilities
OTC Derivatives:
Credit Suisse International	$424,591	$(2,216)	$	– 0	–	$(264,317)		$158,058
Deutsche Bank AG	189,491	(1,485)		– 0	–	– 0	–	188,006

Total	$614,082	$(3,701)	$	– 0	–	$(264,317)		$346,064	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the

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Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended September 30, 2017, the Portfolio had no transactions in dollar rolls.

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2017 and September 30, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$2,688,998	$2,655,169

Total distributions paid	$2,688,998	$2,655,169

As of September 30, 2017, the components of accumulated earnings/(deficits) on a tax basis were as follows:

Undistributed Ordinary Income	$498,791
Accumulated capital and other losses(a)	(14,608,104)
Unrealized appreciation/(depreciation)(b)	(690,389)

Total accumulated earnings/(deficit)(c)	$(14,799,702)

(a)	As of September 30, 2017, the Portfolio had capital loss carryforwards of $14,607,016 for federal income tax purposes. Additionally, the Portfolio had $5,807,512 of capital loss carryforwards expire during the fiscal year. As of September 30, 2017, the Portfolio deferred $1,088 in straddle losses. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. These losses are deemed to arise on October 1, 2017.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

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As of September 30, 2017, the Portfolio had a net capital loss carryforward of $14,607,016 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$1,960,592	n/a	2018
2,061,764	n/a	2019
4,089,301	$6,495,359	No expiration

NOTE 5.

Risks Involved in Investing in the Portfolio

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio that invests largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value

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by approximately 3% if interest rates increase by 1%. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make

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the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its

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investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolio.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk—The Portfolio is subject to market risk, which is the risk that stock or bond prices in general may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment;

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interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. The US government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Further Federal Reserve or other US or non-US governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-Rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

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Riskier than a Money-Market Fund—Although the Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a moneymarket fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 15.5 billion shares of common stock, par value $0.001 per share, of which 1.3 billion are allocated to the Portfolio. It has allocated 1 billion shares to the Portfolio, 200 million each to the five classes (including Class R shares which are not currently being offered) and 300 million to Class T, which are not currently being offered. Share transactions for the Portfolio for the years ended September 30, 2017 and September 30, 2016, were as follows:

	Shares		Amount
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/17	Year Ended 9/30/16

Short Duration Plus Class Shares
Shares sold	9,120,742	15,382,571	$106,607,659	$180,335,599

Shares issued to shareholders on reinvestment of dividends	175,972	160,829	2,057,285	1,885,626

Shares redeemed	(16,801,294)	(11,200,740)	(196,290,374)	(131,183,014)

Net increase (decrease)	(7,504,580)	4,342,660	$(87,625,430)	$51,038,211

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	Shares			Amount
	Year Ended 9/30/17	Year Ended 9/30/16		Year Ended 9/30/17	Year Ended 9/30/16

Class A Shares
Shares sold	1,186,589	3,050,696		$13,889,300	$35,732,565

Shares issued to shareholders on reinvestment of dividends	9,344	11,642		109,398	136,576

Shares converted from Class B	6,327	16,296		74,109	191,321

Shares converted from Class C	232,595	– 0	–	2,721,372	– 0	–

Shares redeemed	(1,254,355)	(3,958,239)		(14,680,569)	(46,342,232)

Net increase (decrease)	180,500	(879,605)		$2,113,610	$(10,281,770)

Class B Shares
Shares sold	1,359	5,595		$15,861	$65,474

Shares issued to shareholders on reinvestment of dividends	15	50		179	582

Shares converted to Class A	(6,339)	(16,329)		(74,109)	(191,321)

Shares redeemed	(754)	(8,919)		(8,794)	(104,271)

Net decrease	(5,719)	(19,603)		$(66,863)	$(229,536)

Class C Shares
Shares sold	236,433	296,082		$2,761,560	$3,461,821

Shares issued to shareholders on reinvestment of dividends	2,136	2,777		24,958	32,510

Shares converted to Class A	(233,192)	– 0	–	(2,721,372)	– 0	–

Shares redeemed	(471,161)	(567,330)		(5,497,783)	(6,641,648)

Net decrease	(465,784)	(268,471)		$(5,432,637)	$(3,147,317)

NOTE 7.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and

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NOTES TO FINANCIAL STATEMENTS (continued)

interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE 8.

Subsequent Events

On October 26, 2017, the Board of Directors of the Fund approved an amended Investment Management Agreement, to be effective January 1, 2018, which will reduce the advisory fees payable to the Adviser by the Portfolio of the Fund as set forth below:

Portfolio	$750 Million	Thereafter
Short Duration Plus	0.35%	0.30%

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolio’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended September 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 11.76	$ 11.75	$ 11.75	$ 11.75	$ 11.91

Income From Investment Operations
Net investment income†	.03	.05^	.03	(a)	.03	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.04)	.02	.02	.02	(.10)
Contributions from affiliates	0.00	(b)	– 0	–	– 0	–	– 0	–	– 0	–

Total from investment operations	(.01)	.07	.05	.05	(.09)

Less: Dividends
Dividends from net investment income	(.06)	(.06)	(.05)	(.05)	(.07)

Net asset value, end of period	$ 11.69	$ 11.76	$ 11.75	$ 11.75	$ 11.75

Total Return
Total investment return based on net asset value(c)	(.10	)%*	.64	%^*	.43%	.41%	(.76)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$27,583	$25,615	$35,923	$53,727	$44,806
Average net assets (000 omitted)	$24,693	$32,219	$42,125	$58,748	$47,682
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.13%	.95%	.91	%+	.95%	.94%
Expenses, before waiver/reimbursements	1.13%	.95%	.91	%+	.95%	.94%
Net investment income	.30%	.41	%^	.23	%+(a)	.22%	.06%
Portfolio turnover rate**	64%	76%	86%	67%	120%

See footnote summary on page 72.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended September 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 11.73	$ 11.73	$ 11.73	$ 11.72	$ 11.89

Income From Investment Operations
Net investment income (loss)†(a)	0.00	(b)	.02^	(.01)	.01	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)	.01	.03	.03	(.11)
Contributions from affiliates	0.00	(b)	– 0	–	– 0	–	– 0	–	– 0	–

Total from investment operations	(.03)	.03	.02	.04	(.13)

Less: Dividends
Dividends from net investment income	(.03)	(.03)	(.02)	(.03)	(.04)

Net asset value, end of period	$ 11.67	$ 11.73	$ 11.73	$ 11.73	$ 11.72

Total Return
Total investment return based on net asset value(c)	(.32	)%*	.31	%^*	.16%	.33%	(1.09)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$43	$111	$341	$1,175	$1,703
Average net assets (000 omitted)	$65	$219	$662	$1,385	$2,071
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.40%	1.23%	1.17	%+	1.13%	1.20%
Expenses, before waivers/ reimbursements	1.96%	1.78%	1.72	%+	1.68%	1.75%
Net investment income (loss)(a)	(.02)%	.14	%^	(.07	)%+	.05%	(.20)%
Portfolio turnover rate**	64%	76%	86%	67%	120%

See footnote summary on page 72.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended September 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 11.73	$ 11.72	$ 11.73	$ 11.72	$ 11.89

Income From Investment Operations
Net investment income (loss)†(a)	.01	.02	^	.00	(b)	.01	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)	.03	.01	.03	(.11)
Contributions from affiliates	0.00	(b)	– 0	–	– 0	–	– 0	–	– 0	–

Total from investment operations	(.02)	.05	.01	.04	(.12)

Less: Dividends
Dividends from net investment income	(.04)	(.04)	(.02)	(.03)	(.05)

Net asset value, end of period	$ 11.67	$ 11.73	$ 11.72	$ 11.73	$ 11.72

Total Return
Total investment return based on net asset value(c)	(.22	)%*	.42	%^*	.08%	.34%	(1.01)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$5,091	$10,582	$13,724	$15,507	$18,421
Average net assets (000 omitted)	$8,270	$12,845	$13,866	$17,270	$19,599
Ratio to average net assets of:
Expenses	1.31%	1.19%	1.17	%+	1.11%	1.11%
Expenses, before waivers/ reimbursements	1.86%	1.74%	1.72	%+	1.66%	1.66%
Net investment income (loss)(a)	.09%	.18	%^	(.01	)%+	.06%	(.11)%
Portfolio turnover rate**	64%	76%	86%	67%	120%

See footnote summary on page 72.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

†	Based on average shares outstanding.

^	For the year ended September 30, 2016 the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.004	.03%	.03%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended September 30, 2017 and September 30, 2016 by 0.11% and 0.05%.

+	The ratio includes expenses attributable to costs of proxy solicitation.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

(a)	Net of fees and expenses waived by the Adviser.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and AB Short Duration Retail Class Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short Duration Plus Portfolio (one of the fifteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 29, 2017

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2017 FEDERAL TAX INFORMATION

(unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended September 30, 2017. For foreign shareholders, 92.71% of dividends paid by the Portfolio may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2018.

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BOARD OF DIRECTORS

Bart Friedman(1)(2), Chairman

Kathleen Fisher, President

R. Jay Gerken(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Michael Canter, Vice President(3) Shawn E. Keegan, Vice President(3) Greg J. Wilensky, Vice President(3)	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Emilie D. Wrapp, Secretary Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street
Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent†

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

2	Member of the Fair Value Pricing Committee.

3	The day-to-day management of, and investment decisions for, the AB Short Duration Portfolio are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team. Messrs. Canter, Keegan and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

†	For the AB Short Duration Portfolio, Classes A, B and C shares only.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE YEARS
INTERESTED DIRECTOR
Kathleen Fisher** c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 63 (2017)	Senior Vice President of the Manager with which she has been associated since prior to 2012. She is the Head of Wealth and Investment Strategies of the Manager’s Bernstein Private Wealth Management unit since 2014, leading the team responsible for developing and communicating asset allocation advice and investment strategies for Bernstein’s high-net-worth clients. Since 2013, Ms. Fisher has overseen research on investment planning and wealth transfer issues facing high-net-worth families, endowments and foundations. She has been a National Managing Director of Bernstein since 2009. She joined AB in 2001 as a Senior Portfolio Manager. Prior to joining AB, she spent 15 years at J.P. Morgan, most recently as a managing director advising banks of acquisitions, divestitures and financing techniques. Prior thereto, she held positions at both Morgan Stanley and at the Federal Reserve Bank of New York.	18	Southwestern Vermont Health Care; and Hildene – The Lincoln Family Home

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE YEARS
DISINTERESTED DIRECTORS
Bart Friedman# ^ Chairman of the Board 72 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2012.	18	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; Allied World Assurance Holdings; and Ovid Therapeutics, Inc.

R. Jay Gerken# 66 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds (2002-2005); Portfolio Manager and Managing Director, Smith Barney Asset Management (1993-2001) and President & CEO, Directions Management of Shearson Lehman, Inc. (1988-1993).	18	Cedar Lawn Corporation; Trustee of the New Jersey Chapter of The Nature Conservancy; Trustee of the United Methodist Foundation of New Jersey; and Associated Banc-Corp

William Kristol# 64 (1994)	Editor, The Weekly Standard since prior to 2012. He is a regular contributor on ABC’s This Week and on ABC’s special events and elections coverage, and appears frequently on other leading political commentary shows.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and The Institute for the Study of War

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Debra Perry# 66 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	18	Assurant, Inc.; Genworth Financial, Inc.; Korn/Ferry International; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2014-2016; CNO Financial Group since prior to 2009 until 2011

Donald K. Peterson# 68 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. from 1994 to 1995. Prior thereto, he was at Nortel from 1976 to 1995.	18	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA; and Member of the Board of TIAA-CREF Trust Company, FSB

*	There is no stated term of office for the Directors.

**	Ms. Fisher is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

***	The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Kathleen Fisher, 63	President	See biography above.

Philip L. Kirstein, 72	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Michael Canter, 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Shawn E. Keegan, 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Greg J. Wilensky, 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Emilie D. Wrapp, 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2012.

Joseph J. Mantineo, 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke, 56	Controller	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto, 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser since prior to 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT

At a Board meeting held on October 26, 2017, the Board of Directors of the Sanford C. Bernstein Fund considered and approved the renewal of the Investment Management Agreement between the Fund and the Adviser. A discussion of the factors considered by the Directors in approving the renewal of the Agreement will be included in the semi-annual report to shareholders for the period ending March 31, 2018.

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio1

Short Duration California Municipal Portfolio1

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreements between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 19-20, 2016. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 15, 2016, from counsel to the Independent Directors. The letter contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in

1	The liquidation of these Portfolios was approved on January 26, 2017.

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

July 2016 certain information relating to the profitability of the Adviser in 2015 and prior years in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2016. In addition, the Independent Directors received materials prepared by the Senior Officer as described below. On September 22, 2016, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 22, 2016, the Independent Directors met separately with independent counsel and the Senior Officer, and met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss (among other things) his perspectives on the performance of the Fund’s Portfolios, including the apparent positive impact on performance of certain Portfolios, of enhancements made to the investment strategies and research processes over multiple years. Following the September 22, 2016 meeting, the Independent Directors, through counsel, requested certain additional information which was provided by the Adviser on October 4, 2016. The Independent Directors held a telephonic meeting on October 11, 2016 to discuss the contract renewal materials and supplemental materials. On October 19-20, 2016, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser as well as the Senior Officer’s report and conclusions. On October 19-20, 2016, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. At the October 20, 2016 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Senior Officer also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue to voluntarily waive a portion of the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios as described below, the Board concluded that the current contractual advisory fees are reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout recent difficult market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff appeared sufficient to provide a high level of service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2016 (“relevant periods”) and versus each Portfolio’s benchmark index, for the year to date, 1-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2016. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Broadridge. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors. The Directors also noted the Adviser’s continued efforts to enhance the Overlay Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

information indicating the profitability of the Portfolios to the Adviser for calendar years 2014 and 2015, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios, and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 21, 2016 Board meeting from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability among fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the October 20, 2016 Board meeting, the Directors received the Senior Officer Report which included a discussion of possible economies of scale. The Directors discussed with the Senior Officer possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, breakpoint arrangements as currently in effect for certain Portfolios, as described below where applicable, the fact that in the case of certain Portfolios the fee levels initially established has assumed achievement of significant scale, expense caps and waivers on select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

recent years. The Directors also noted that, because of the investment by the Overlay Portfolios in affiliated portfolios, there are significant waivers of management fees for the Overlay Portfolios to reflect their investment in such affiliated portfolios.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, and in light of the Adviser’s agreement to continue to voluntarily waive the advisory fees of the International and Tax-Managed International Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios through October 31, 2017, and of the Emerging Markets Portfolio by an amount equal to 0.025% per annum of the respective net assets of the Emerging Markets Portfolio through October 31, 2017, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below:

Advisory Fee Schedule[2]
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Advisory Fee Schedule[2]
Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Advisory Fee Schedule[2]
International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion. The Adviser is currently waiving the management fee by an amount equal to 0.025% per annum of the net assets of the Portfolio

Overlay A Portfolio	0.90% of assets

Tax-Aware Overlay A Portfolio	0.90% of assets

Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay C Portfolio	0.65% of assets

Tax-Aware Overlay N Portfolio	0.65% of assets

2	At the Meeting of the Board of Directors on January 26, 2017, the Board determined to approve an Amendment to the Investment Management Agreement which reduced the management fees of several Portfolios. The new management fee schedule for those portfolios is as follows:

Diversified Municipal Portfolio	0.425% of the first $1 billion of assets; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; and 0.225% in excess of $7 billion

California Municipal Portfolio New York Municipal Portfolio	0.425% of the first $1 billion of assets; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; and 0.275% in excess of $5 billion

Short Duration Diversified Municipal Portfolio	0.40% of the first $750 million of assets; and 0.35% in excess of $750 million

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves.

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NOTES

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NOTES

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NOTES

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NOTES

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AB SHORT DURATION PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SD-0151-0917

SEP    09.30.17

ANNUAL REPORT

AB INTERMEDIATE MUNICIPAL PORTFOLIOS

+	AB INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
+	AB INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO
+	AB INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE ADVISER

Dear Shareholder,

We are pleased to provide this report for AB Intermediate Municipal Portfolios: California, Diversified and New York (each a “Portfolio” and collectively the “Portfolios”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolios’ investment strategies.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

Senior Vice President of the Adviser

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 1

ANNUAL REPORT

November 15, 2017

This report provides management’s discussion of fund performance for the AB Intermediate Municipal Portfolios: California, Diversified and New York, for the annual reporting period ended September 30, 2017.

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of Intermediate California Municipal Portfolio, California state taxes and, in the case of Intermediate New York Municipal Portfolio, New York state and local taxes).

NAV RETURNS AS OF SEPTEMBER 30, 2017 (unaudited)

	6 Months	12 Months
AB INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
Class A Shares	1.82%	0.04%
Class C Shares	1.44%	-0.71%
Advisor Class Shares[1]	1.96%	0.30%
Bloomberg Barclays 5-Year GO Municipal Bond Index	1.82%	0.98%
Lipper Short & Intermediate Term Blended Municipal Debt Funds Average	1.89%	0.51%

	6 Months	12 Months
AB INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO
Class A Shares	1.80%	0.11%
Class B Shares[2]	1.39%	-0.69%
Class C Shares	1.42%	-0.64%
Advisor Class Shares[1]	1.93%	0.36%
Bloomberg Barclays 5-Year GO Municipal Bond Index	1.82%	0.98%
Lipper Short & Intermediate Term Blended Municipal Debt Funds Average	1.89%	0.51%

	6 Months	12 Months
AB INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO
Class A Shares	1.84%	0.08%
Class B Shares[2]	1.22%	-1.06%
Class C Shares	1.46%	-0.67%
Advisor Class Shares[1]	2.04%	0.35%
Bloomberg Barclays 5-Year GO Municipal Bond Index	1.82%	0.98%
Lipper Short & Intermediate Term Blended Municipal Debt Funds Average	1.89%	0.51%

1	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

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INVESTMENT RESULTS

The preceding tables show performance for each Portfolio compared to its benchmark, the Bloomberg Barclays 5-Year General Obligation (“GO”) Municipal Bond Index, for the six- and 12-month periods ended September 30, 2017. Performance for the Portfolios’ peer group, as represented by the Lipper Short & Intermediate Term Blended Municipal Debt Funds Average (the “Lipper Average”) has also been included. Funds in the Lipper Average have generally similar investment objectives to the Portfolios, although some may have different investment policies and sales and management fees.

All share classes of the Intermediate California, Intermediate Diversified and Intermediate New York Municipal Portfolios underperformed the benchmark and Lipper Average for the 12-month period, before sales charges. For the six-month period, performance was mixed. Class A shares of the Intermediate California Municipal Portfolio performed the same as the benchmark, Class A shares of the Intermediate New York Municipal Portfolio and Advisor Class shares of all Portfolios outperformed the benchmark, while all other share classes underperformed. Versus the Lipper Average for the six-month period, Advisor Class shares of Portfolios outperformed, while all other share classes underperformed.

During the 12-month period, underperformance versus the benchmark was driven by yield-curve positioning; industry sector selection also detracted. Security selection contributed to returns. For the six-month period, yield-curve positioning, as well as security selection, contributed. Industry sector selection, however, detracted from relative returns.

The Portfolios utilized derivatives for hedging purposes in the form of inflation swaps and interest rate swaps, which had an immaterial impact on absolute returns for the 12-month period; the New York Municipal and Diversified Municipal Portfolios utilized inflation swaps, which had an immaterial impact on returns for the six-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Bonds performed well during the 12-month period even though the US Federal Reserve (the “Fed”) raised their target for the federal funds rate by 50 basis points; many experts expect the Fed to raise the Federal Funds rate again in December 2017. Limited supply, combined with consistent demand, helped municipal issues over both the six- and 12-month periods. From a fundamental perspective, the economy continues to grow, which is generally positive for the creditworthiness of all municipal issuers. As widely expected, the Fed stated in September that it would begin the multiyear process of reducing its $4.2 trillion portfolio of Treasury and mortgage-backed bonds.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 3

municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of September 30, 2017, the Portfolios’ percentages of investments in municipal bonds that are insured and insured municipal bonds that have been pre-refunded or escrowed to maturity were 5.09% and 0.54%, respectively, for Intermediate California Municipal Portfolio; 4.86% and 0.03%, respectively, for Intermediate Diversified Municipal Portfolio and 3.87% and 0.00%, respectively, for Intermediate New York Municipal Portfolio.

INVESTMENT POLICIES

As a matter of fundamental policy, the Portfolios, under normal circumstances, invest at least 80% of their net assets in municipal securities (and, in the case of the Intermediate California and Intermediate New York Municipal Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). The Intermediate Diversified Municipal Portfolio invests no more than 25% of its total assets in municipal securities of issuers located in any one state. Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolios may invest up to 20% of their total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type). Each of the Portfolios may invest up to 20% of their net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors. The Portfolios may use derivatives, such as options, futures contracts, forward

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(continued on next page)

contracts and swaps. In managing the Portfolios, the Adviser may use interest rate forecasting to estimate the best level of interest rate risk at a given time.

Each Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions. Within the ranges described in the prospectus, the Adviser may moderately shorten the average duration of the Portfolios when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 5-Year GO Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolios will experience increased interest rate risk to the extent they invest in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a Portfolio that invests largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will

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DISCLOSURES AND RISKS (continued)

decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. In addition, recent proposals in Congress regarding tax reform could have a material impact on the value of municipal securities. Changes in tax rates of the treatment of income from municipal securities affect the muncipal securities markets.

The Portfolios may invest in the municipal securities of Puerto Rico and other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn in the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

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DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-Diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Intermediate California and Intermediate New York Municipal Portfolios may have more risk because they are “non-diversified”, meaning that they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value (“NAV”).

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolios are subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound

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DISCLOSURES AND RISKS (continued)

other risks. Use of derivatives may have different tax consequences on the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The US government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. The US government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign central banks have implemented, and others have discussed implementing, so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other US or non-US governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in

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DISCLOSURES AND RISKS (continued)

the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Tax Risk: There is no guarantee that the income on a Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The US Congress is currently considering changes to US federal tax law that may have a negative impact on certain types of municipal securities, such as private activity bonds, or may otherwise make investments in municipal bonds less attractive.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee

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DISCLOSURES AND RISKS (continued)

future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

9/30/2007 TO 9/30/2017

This chart illustrates the total value of an assumed $10,000 investment in AB Intermediate California Municipal Portfolio Class A shares (from 9/30/2007 to 9/30/2017) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]
CLASS A SHARES			0.82%	1.46%
1 Year	0.04%	-2.95%
5 Years	1.25%	0.64%
10 Years	2.81%	2.50%
CLASS C SHARES			0.12%	0.21%
1 Year	-0.71%	-1.69%
5 Years	0.52%	0.52%
10 Years	2.08%	2.08%
ADVISOR CLASS SHARES[3]			1.09%	1.93%
1 Year	0.30%	0.30%
Since Inception[4]	0.21%	0.21%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.76%, 1.51% and 0.51% for Class A, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2017.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

4	Inception date: 7/25/2016.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-2.95%
5 Years	0.64%
10 Years	2.50%
CLASS C SHARES
1 Year	-1.69%
5 Years	0.52%
10 Years	2.08%
ADVISOR CLASS SHARES[1]
1 Year	0.30%
Since Inception[2]	0.21%

1	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	Inception date: 7/25/2016.

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HISTORICAL PERFORMANCE

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

9/30/2007 TO 9/30/2017

This chart illustrates the total value of an assumed $10,000 investment in AB Intermediate Diversified Municipal Portfolio Class A shares (from 9/30/2007 to 9/30/2017) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]
CLASS A SHARES			0.84%	1.29%
1 Year	0.11%	-2.87%
5 Years	1.31%	0.70%
10 Years	2.86%	2.55%
CLASS B SHARES			0.07%	0.11%
1 Year	-0.69%	-3.64%
5 Years	0.54%	0.54%
10 Years[3]	2.43%	2.43%
CLASS C SHARES			0.14%	0.22%
1 Year	-0.64%	-1.63%
5 Years	0.58%	0.58%
10 Years	2.13%	2.13%
ADVISOR CLASS SHARES[4]			1.12%	1.72%
1 Year	0.36%	0.36%
Since Inception[5]	2.26%	2.26%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.71%, 1.49%, 1.47% and 0.48% for Class A, Class B, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2017.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

4	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

5	Inception date: 6/26/2015.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-2.87%
5 Years	0.70%
10 Years	2.55%
CLASS B SHARES
1 Year	-3.64%
5 Years	0.54%
10 Years[1]	2.43%
CLASS C SHARES
1 Year	-1.63%
5 Years	0.58%
10 Years	2.13%
ADVISOR CLASS SHARES[2]
1 Year	0.36%
Since Inception[3]	2.26%

1	Assumes conversion of Class B shares into Class A shares after six years.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 6/26/2015.

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HISTORICAL PERFORMANCE

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

9/30/2007 TO 9/30/2017

This chart illustrates the total value of an assumed $10,000 investment in AB Intermediate New York Municipal Portfolio Class A shares (from 9/30/2007 to 9/30/2017) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]
CLASS A SHARES			0.82%	1.38%
1 Year	0.08%	-2.90%
5 Years	1.37%	0.75%
10 Years	2.84%	2.53%
CLASS B SHARES			-0.24%	-0.40%
1 Year	-1.06%	-4.00%
5 Years	0.55%	0.55%
10 Years[3]	2.41%	2.41%
CLASS C SHARES			0.12%	0.20%
1 Year	-0.67%	-1.65%
5 Years	0.63%	0.63%
10 Years	2.11%	2.11%
ADVISOR CLASS SHARES[4]			1.10%	1.86%
1 Year	0.35%	0.35%
Since Inception[5]	0.39%	0.39%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.74%, 1.55%, 1.49% and 0.49% for Class A, Class B, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2017.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

4	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

5	Inception date: 7/25/2016.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-2.90%
5 Years	0.75%
10 Years	2.53%
CLASS B SHARES
1 Year	-4.00%
5 Years	0.55%
10 Years[1]	2.41%
CLASS C SHARES
1 Year	-1.65%
5 Years	0.63%
10 Years	2.11%
ADVISOR CLASS SHARES[2]
1 Year	0.35%
Since Inception[3]	0.39%

1	Assumes conversion of Class B shares into Class A shares after six years.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 7/25/2016.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

California Municipal Portfolio

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,018.20	$3.64	0.72%
Hypothetical**	$1,000	$1,021.46	$3.65	0.72%

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EXPENSE EXAMPLE (continued)

(unaudited)

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class C
Actual	$1,000	$1,014.40	$7.47	1.48%
Hypothetical**	$1,000	$1,017.65	$7.49	1.48%
Advisor Class
Actual	$1,000	$1,019.60	$2.38	0.47%
Hypothetical**	$1,000	$1,022.71	$2.38	0.47%

Diversified Municipal Portfolio

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,018.00	$3.64	0.72%
Hypothetical**	$1,000	$1,021.46	$3.65	0.72%
Class B
Actual	$1,000	$1,013.90	$7.72	1.53%
Hypothetical**	$1,000	$1,017.40	$7.74	1.53%
Class C
Actual	$1,000	$1,014.20	$7.42	1.47%
Hypothetical**	$1,000	$1,017.70	$7.44	1.47%
Advisor Class
Actual	$1,000	$1,019.30	$2.38	0.47%
Hypothetical**	$1,000	$1,022.71	$2.38	0.47%

New York Municipal Portfolio

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,018.40	$3.64	0.72%
Hypothetical**	$1,000	$1,021.46	$3.65	0.72%
Class B
Actual	$1,000	$1,012.20	$9.79	1.94%
Hypothetical**	$1,000	$1,015.34	$9.80	1.94%
Class C
Actual	$1,000	$1,014.60	$7.42	1.47%
Hypothetical**	$1,000	$1,017.70	$7.44	1.47%
Advisor Class
Actual	$1,000	$1,020.40	$2.38	0.47%
Hypothetical**	$1,000	$1,022.71	$2.38	0.47%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

September 30, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,263.8

1	All data are as of September 30, 2017. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO SUMMARY

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

September 30, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $6,956.9

1	All data are as of September 30, 2017. The Portfolio’s quality rating breakdown and state breakdown are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 1.7% in 28 different states, District of Columbia and Puerto Rico.

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PORTFOLIO SUMMARY

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

September 30, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,806.0

1	All data are as of September 30, 2017. The Portfolio’s quality rating breakdown and state breakdown are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 0.2% in 4 different states and Guam.

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PORTFOLIO OF INVESTMENTS

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

September 30, 2017

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 93.5%
Long-Term Municipal Bonds – 91.1%
California – 81.2%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 4/01/20-4/01/22	$2,000	$2,241,040
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 5/01/21-5/01/24	4,050	4,706,487
Bay Area Toll Authority Series 2009F-1 5.00%, 4/01/22 (Pre-refunded/ETM)	14,975	15,879,789
Series 2012 5.00%, 4/01/24-4/01/25	13,845	16,023,379
Bay Area Water Supply & Conservation Agency Series 2013A 5.00%, 10/01/25	4,710	5,516,635
California Econ Recovery Series 2009A 5.00%, 7/01/18 (Pre-refunded/ETM)	12,420	12,799,680
5.00%, 7/01/20 (Pre-refunded/ETM)	22,500	24,076,575
California Educational Facilities Authority (Claremont Mckenna College) Series 2015A 5.00%, 1/01/27	1,300	1,593,917
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/28	1,545	1,848,376
California Health Facilities Financing Authority (Cedars-Sinai Medical Center) Series 2015 5.00%, 11/15/27-11/15/29	19,500	23,653,180
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017A 5.00%, 8/15/32	1,215	1,413,264
California Health Facilities Financing Authority (Kaiser Foundation Hospitals) Series 2017P 5.00%, 11/01/32	7,370	8,638,377

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Infrastructure & Economic Development Bank Series 2016 4.00%, 10/01/18	$2,460	$2,537,072
5.00%, 10/01/21	3,925	4,519,951
California Infrastructure & Economic Development Bank (Broad Collection (The)) Series 2011A 5.00%, 6/01/21	20,650	23,539,761
California Infrastructure & Economic Development Bank (California Infrastructure & Economic Development Bank SRF) Series 2017 5.00%, 10/01/24	5,000	6,131,850
California Infrastructure & Economic Development Bank (Segerstrom Center for the Arts) Series 2016 5.00%, 7/01/26	2,370	2,878,365
Series 2016B 5.00%, 7/01/23	8,145	9,556,284
California Municipal Finance Authority (Rocketship Education) Series 2015A 4.25%, 3/01/28(a)(b)	1,900	1,949,381
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/27(b)	4,000	4,438,960
California School Finance Authority (Launchpad Development Obligated Group) Series 2016A 5.00%, 6/01/31(a)(b)	1,000	1,055,710
California State Public Works Board Series 2009E 5.00%, 4/01/21 (Pre-refunded/ETM)	5,890	6,245,874
5.00%, 4/01/22 (Pre-refunded/ETM)	4,935	5,233,173
Series 2011G 5.00%, 12/01/23 (Pre-refunded/ETM)	1,545	1,779,855

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California State Public Works Board (California State Public Works Board Lease) Series 2014A 5.00%, 9/01/30	$11,220	$13,176,656
Series 2014B 5.00%, 10/01/29	4,445	5,244,611
AMBAC Series 1993A 5.00%, 12/01/19	1,715	1,796,034
California State University Series 2010A 5.00%, 11/01/24	1,490	1,633,278
Series 2011A 5.25%, 11/01/26	5,500	6,357,670
Series 2012A 5.00%, 11/01/26	10,930	12,729,515
Series 2014A 5.00%, 11/01/28	16,650	19,918,894
California Statewide Communities Development Authority (CHF-Irvine LLC) Series 2017A 5.00%, 5/15/29	1,210	1,449,943
Central Coast Water Authority Series 2016 5.00%, 10/01/18-10/01/20	3,485	3,799,695
City & County of San Francisco CA COP Series 2015R 5.00%, 9/01/21-9/01/24	7,405	8,655,759
City of Hayward CA COP Series 2015 5.00%, 11/01/20-11/01/23	9,255	10,673,511
City of Long Beach CA Harbor Revenue Series 2010A 5.00%, 5/15/22-5/15/25	16,895	18,563,842
Series 2010B 5.00%, 5/15/21	6,500	7,148,505
Series 2015A 4.00%, 5/15/18	2,145	2,183,782
City of Los Angeles CA Wastewater System Revenue Series 2012C 5.00%, 6/01/23	2,765	3,213,953
Series 2017A 5.00%, 6/01/30	4,800	5,916,864

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Los Angeles Department of Airports Series 2017A 5.00%, 5/15/29	$2,575	$3,105,064
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2009A 5.25%, 5/15/23-5/15/24	15,955	17,078,552
Series 2010A 5.00%, 5/15/23-5/15/25	25,915	28,613,230
Series 2010D 5.00%, 5/15/23	5,000	5,522,050
City of Riverside CA Sewer Revenue Series 2015A 5.00%, 8/01/27-8/01/30	5,320	6,321,792
City of Roseville CA Series 2017A 5.00%, 9/01/28-9/01/30(a)	2,305	2,655,969
City of Roseville CA (HP Campus Oaks Community Facilities District No 1) Series 2016 5.00%, 9/01/31(a)	1,170	1,269,731
City of San Francisco CA Public Utilities Commission Wastewater Revenue Series 2013B 5.00%, 10/01/25	4,000	4,650,320
City of San Francisco CA Public Utilities Commission Water Revenue Series 2009A 5.00%, 11/01/28 (Pre-refunded/ETM)	2,000	2,165,820
Series 2011A 5.00%, 11/01/25	11,320	13,007,246
City of San Jose CA Airport Revenue Series 2014A 5.00%, 3/01/25	3,600	4,223,088
Contra Costa Transportation Authority (Contra Costa Transportation Authority Sales Tax) Series 2015A 5.00%, 3/01/22	3,000	3,482,730
Series 2017A 5.00%, 3/01/30	1,250	1,532,925
Cotati-Rohnert Park Unified School District AGM Series 2015B 5.00%, 8/01/21	3,000	3,411,930

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of San Diego CA (Sanford Burnham Prebys Medical Discovery Institute) Series 2015A 5.00%, 11/01/21	$1,725	$1,959,997
Desert Sands Unified School District Series 2015 5.00%, 8/01/21	1,680	1,924,222
Dublin Unified School District Series 2016A 5.00%, 8/01/18	2,845	2,942,868
Elk Grove Unified School District Series 2017 5.00%, 8/01/18	5,635	5,828,844
Fremont Community Facilities District No 1 Series 2015 5.00%, 9/01/27(a)	1,000	1,150,530
Golden State Tobacco Securitization Corp. Series 2017A 4.00%, 6/01/18	5,720	5,833,084
5.00%, 6/01/19-6/01/20	11,585	12,402,967
Lake Elsinore Public Financing Authority Series 2015 5.00%, 9/01/21-9/01/23(a)	1,675	1,895,913
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/23	4,025	4,605,928
Long Beach Unified School District Series 2009A 5.00%, 8/01/18	9,845	10,181,207
Series 2010A 5.00%, 8/01/25	1,000	1,106,800
Los Angeles Community College District/CA Series 2015A 5.00%, 8/01/25	5,000	6,102,550
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2010A 5.00%, 7/01/21	2,000	2,211,420
Los Angeles Department of Water & Power PWR Series 2013A 5.00%, 7/01/21	1,505	1,719,116

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2014B 5.00%, 7/01/27	$2,190	$2,596,420
Series 2014C 5.00%, 7/01/26	11,725	14,122,411
Los Angeles Department of Water & Power WTR Series 2012C 5.00%, 7/01/23	1,540	1,798,997
Los Angeles Unified School District/CA Series 2014C 5.00%, 7/01/27	10,365	12,375,188
Series 2016A 5.00%, 7/01/24-7/01/27	35,000	42,812,852
Series 2017A 5.00%, 7/01/27	9,020	11,423,018
Mammoth Unified School District/CA NATL Series 1998 Zero Coupon, 8/01/21-8/01/22	2,100	1,951,988
Metropolitan Water District of Southern California Series 1993 5.75%, 8/10/18	2,600	2,682,082
Series 1993A 5.75%, 7/01/21 (Pre-refunded/ETM)	710	828,492
5.75%, 7/01/21	1,775	1,951,950
Series 2017B 5.00%, 8/01/20	5,000	5,528,550
Municipal Improvement Corp. of Los Angeles (Municipal Improvement Corp. of Los Angeles Lease) Series 2016B 5.00%, 11/01/19	2,875	3,109,629
Natomas Unified School District BAM Series 2014 5.00%, 8/01/22-8/01/23	4,950	5,810,601
Northern California Power Agency Series 2012A 5.00%, 7/01/25-7/01/27	3,980	4,537,121
Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/23	1,575	1,886,346
Series 2016 5.00%, 8/01/27	2,405	2,968,612

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Orange County Sanitation District COP Series 2009A 5.00%, 2/01/18-2/01/19	$9,155	$9,466,326
5.00%, 2/01/20 (Pre-refunded/ETM)	1,890	1,991,758
Palm Desert Redevelopment Agency Successor Agency BAM Series 2017A 5.00%, 10/01/24	1,000	1,211,620
Palo Alto Unified School District Series 2016 4.00%, 8/01/18	1,750	1,795,360
Palomar Health Series 2016 3.00%, 11/01/17	1,000	1,001,040
4.00%, 11/01/19	625	651,088
Peralta Community College District Series 2014A 5.00%, 8/01/28	1,820	2,186,093
Pittsburg Successor Agency Redevelopment Agency AGM Series 2016A 5.00%, 9/01/27	2,750	3,305,830
Port of Los Angeles Series 2011B 5.00%, 8/01/23	2,500	2,857,350
Series 2014A 5.00%, 8/01/26-8/01/27	2,565	3,025,673
Port of Oakland Series 2012P 5.00%, 5/01/22-5/01/25	16,945	19,421,885
Series 2017E 5.00%, 11/01/19	3,910	4,224,051
Series 2017F 5.00%, 11/01/18	5,000	5,209,400
NATL Series 2007C 5.00%, 11/01/18	1,900	1,906,080
Riverside County Public Financing Authority (Riverside County Public Financing Authority Lease) Series 2015 5.00%, 11/01/28	3,395	4,067,176
Romoland School District Series 2015 5.00%, 9/01/23(a)	955	1,100,150

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	$1,405	$1,491,520
Sacramento City Unified School District/CA Series 2011 5.00%, 7/01/24	4,945	5,595,960
Sacramento County Sanitation Districts Financing Authority AMBAC Series 2001 5.50%, 12/01/21	1,175	1,376,853
Sacramento Municipal Utility District Series 2012Y 5.00%, 8/15/25	4,555	5,319,101
Sacramento Regional Transit District Series 2012 5.00%, 3/01/24 (Pre-refunded/ETM)(a)	370	411,451
5.00%, 3/01/24	630	693,706
San Diego County Water Authority COP AGM Series 2008A 5.00%, 5/01/19	1,460	1,493,638
5.00%, 5/01/24 (Pre-refunded/ETM)	4,860	4,974,550
San Diego County Water Authority Financing Corp. Series 2015 5.00%, 5/01/21	1,000	1,137,200
Series 2016S 5.00%, 5/01/21	10,665	12,084,725
AGM Series 2008A 5.00%, 5/01/19 (Pre-refunded/ETM)	1,335	1,366,466
San Diego Public Facilities Financing Authority Sewer Revenue Series 2009B 5.00%, 5/15/18	20,615	21,141,095
5.00%, 5/15/21 (Pre-refunded/ETM)	14,905	15,878,446
Series 2015 5.00%, 5/15/22	4,785	5,587,444
San Diego Public Facilities Financing Authority Water Revenue Series 2016B 5.00%, 8/01/18-8/01/19	5,940	6,337,465
San Francisco City & County Airport Comm-San Francisco International Airport Series 2011S 5.00%, 5/01/25 (Pre-refunded/ETM)(a)	855	971,519
5.00%, 5/01/25	2,145	2,427,990

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2011 5.25%, 5/01/18	$4,655	$4,770,584
Series 2011C 5.00%, 5/01/21	3,900	4,410,120
Series 2016S 5.00%, 5/01/26	3,810	4,764,710
San Francisco City & County Redevelopment Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/19-8/01/24(a)	3,855	4,324,491
San Francisco City & County Redevelopment Agency (Successor Agency to the Redev of San Francisco – Mission Bay South) Series 2016B 5.00%, 8/01/26	1,070	1,310,119
San Joaquin Delta Community College District Series 2015A 5.00%, 8/01/20-8/01/22	3,685	4,171,546
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No 06-01) Series 2016 5.00%, 9/01/29-9/01/30(a)	2,365	2,678,765
Simi Valley Unified School District Series 2017 5.00%, 8/01/18-8/01/19	2,375	2,509,630
South Placer Wastewater Authority/CA Series 2011C 5.00%, 11/01/19-11/01/20	5,520	6,039,186
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2010 5.00%, 7/01/22-7/01/25	12,235	13,367,779
Series 2014A 5.00%, 7/01/30	1,000	1,179,380
Southwestern Community College District Series 2015 5.00%, 8/01/20-8/01/25	14,850	17,731,057

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of California Series 2013 5.00%, 10/01/20-9/01/28	$29,390	$33,332,484
Series 2014 5.00%, 12/01/22-5/01/29	23,385	27,728,747
Series 2015 5.00%, 3/01/21	17,455	19,690,113
Series 2015B 5.00%, 9/01/24	3,330	4,041,221
Series 2017 5.00%, 11/01/22	7,010	8,227,637
State of California Department of Water Resources Series 2011A 5.00%, 12/01/20 (Pre-refunded/ETM)(a)	50	56,041
5.00%, 12/01/20	1,745	1,961,048
Series 2014A 5.00%, 12/01/27	5,690	6,839,892
Series 2016A 5.00%, 12/01/18	1,140	1,194,674
State of California Department of Water Resources Power Supply Revenue Series 2008K 5.00%, 5/01/18	23,145	23,698,628
Series 2010L 5.00%, 5/01/20	13,940	15,370,383
Series 2011N 5.00%, 5/01/20	4,210	4,641,988
Stockton Unified School District Series 2016 5.00%, 8/01/28	7,770	9,384,217
Sweetwater Union High School District BAM Series 2014 5.00%, 8/01/28-8/01/29	7,980	9,419,660
University of California Series 2009Q 5.25%, 5/15/22	155	157,034
Series 2010U 5.00%, 5/15/24	4,215	4,649,314
Series 2012G 5.00%, 5/15/25	10,000	11,613,600
Series 2013A 5.00%, 5/15/48	4,685	5,565,030
Series 2014A 5.00%, 5/15/28	1,000	1,202,210

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2015A 5.00%, 5/15/20-5/15/24	$4,780	$5,544,600
Series 2015I 5.00%, 5/15/21	2,900	3,306,551
Series 2017A 5.00%, 5/15/28-5/15/31	9,465	11,676,513
Series 2017M 5.00%, 5/15/30-5/15/32	7,010	8,543,829
Vacaville Unified School District BAM Series 2015C 5.00%, 8/01/20-8/01/22	2,390	2,710,839
Vista Unified School District Series 2015 5.00%, 8/01/20	2,100	2,332,974

		1,025,866,200

Colorado – 0.5%
City & County of Denver CO (United Airlines, Inc.) 5.00%, 10/01/32	3,000	3,265,110
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2011A 5.75%, 11/15/20	1,700	1,924,162
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/20	1,625	1,814,881

		7,004,153

Florida – 0.2%
County of Miami-Dade FL Aviation Revenue Series 2009A 5.75%, 10/01/21	1,055	1,150,414
Miami-Dade County Expressway Authority Series 2013A 5.00%, 7/01/21	1,280	1,448,499
New River Community Development District Series 2006B 5.00%, 5/01/13(a)(c)(d)	405	- 0	-

		2,598,913

Illinois – 2.5%
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	2,185	2,334,585

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of Illinois Series 2006A 5.00%, 6/01/21	$1,000	$1,080,360
Series 2012 5.00%, 8/01/18-8/01/21	9,950	10,492,177
Series 2013 5.00%, 7/01/20-7/01/22	3,870	4,135,514
Series 2014 5.00%, 2/01/21	3,365	3,616,298
Series 2016 5.00%, 1/01/21-11/01/24	4,935	5,357,353
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 6.00%, 1/01/26(a)	4,450	4,339,596

		31,355,883

Massachusetts – 0.7%
Commonwealth of Massachusetts NATL Series 2000E 1.635%, 12/01/30(e)	6,075	5,646,956
NATL Series 2000G 1.635%, 12/01/30(e)	2,200	2,044,999
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 7/01/27	1,055	1,242,832

		8,934,787

New Jersey – 2.4%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2017D 5.00%, 6/15/29(f)	2,000	2,239,500
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2012A 5.00%, 6/15/21	2,870	3,153,958
Series 2013A 5.00%, 12/15/19-6/15/20	23,060	24,735,058

		30,128,516

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York – 1.2%
New York State Dormitory Authority (New York State Sales Tax) Series 2015A 5.00%, 3/15/18	$9,835	$10,013,407
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001B 1.365%, 10/01/36(e)	5,550	5,149,473

		15,162,880

Ohio – 0.2%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	920	908,141
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33	1,125	1,107,945

		2,016,086

Puerto Rico – 0.4%
Commonwealth of Puerto Rico NATL Series 2001A 5.50%, 7/01/19	5,470	5,742,406

Texas – 1.2%
City of Houston TX Airport System Revenue Series 2011A 5.00%, 7/01/19	10,290	10,937,035
Mission Economic Development Corp. (Natgasoline LLC) Series 2016A 5.75%, 10/01/31(b)	1,140	1,195,929
Series 2016B 5.75%, 10/01/31(b)	1,335	1,400,495
North Texas Tollway Authority Series 2015A 5.00%, 1/01/23	1,915	2,228,658

		15,762,117

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

West Virginia – 0.1%
West Virginia Hospital Finance Authority (West Virginia University Health System Obligated Group) AGM Series 2004C 1.505%, 2/15/34(e)	$1,000	$897,962

Wisconsin – 0.5%
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	5,335	5,963,997

Total Long-Term Municipal Bonds (cost $1,111,302,790)		1,151,433,900

Short-Term Municipal Notes – 2.4%
California – 1.6%
County of Los Angeles CA Series 2017 5.00%, 6/29/18	19,650	20,243,430

Texas – 0.8%
State of Texas Series 2017 4.00%, 8/30/18	10,410	10,691,694

Total Short-Term Municipal Notes (cost $30,942,550)		30,935,124

Total Municipal Obligations (cost $1,142,245,340)		1,182,369,024

GOVERNMENTS - TREASURIES – 4.9%
United States – 4.9%
U.S. Treasury Notes 1.625%, 10/31/23	12,000	11,700,000
2.125%, 11/30/23	49,607	49,754,271

Total Governments - Treasuries (cost $60,985,136)		61,454,271

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 39

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.6%
Time Deposit – 0.6%
State Street Time Deposit 0.12%, 10/02/17 (cost $7,842,114)	$7,842	$7,842,114

Total Investments – 99.0% (cost $1,211,072,590)		1,251,665,409
Other assets less liabilities – 1.0%		12,146,941

Net Assets – 100.0%		$1,263,812,350

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the aggregate market value of these securities amounted to $10,040,475 or 0.8% of net assets.

(c)	Defaulted matured security.

(d)	Non-income producing security.

(e)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2017 and the aggregate market value of these securities amounted to $13,739,390 or 1.09% of net assets.

(f)	When-Issued or delayed delivery security.

As of September 30, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 5.1% and 0.5%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

COP – Certificate of Participation

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

SRF – State Revolving Fund

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

September 30, 2017

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 93.8%
Long-Term Municipal Bonds – 87.9%
Alabama – 0.7%
Alabama Federal Aid Highway Finance Authority Series 2012 5.00%, 9/01/24 (Pre-refunded/ETM)	$18,230	$21,324,542
Series 2015 5.00%, 9/01/25	1,390	1,668,820
Alabama Public School & College Authority Series 2014B 5.00%, 1/01/22	3,200	3,681,600
Birmingham Airport Authority (Birmingham-Shuttlesworth Intl Airport) AGM Series 2010 6.00%, 7/01/21	5,510	6,167,729
Water Works Board of the City of Birmingham (The) Series 2010A 5.00%, 1/01/21-1/01/22	13,295	14,843,289

		47,685,980

Alaska – 0.9%
Municipality of Anchorage AK Series 2015B 5.00%, 9/01/21-9/01/24	12,935	15,159,273
Series 2015C 5.00%, 9/01/22-9/01/24	7,370	8,748,094
Series 2015D 5.00%, 9/01/21	3,565	4,064,920
State of Alaska Series 2016A 5.00%, 8/01/22-8/01/27	26,905	32,197,421

		60,169,708

Arizona – 1.5%
Arizona Board of Regents COP (University of Arizona COP) Series 2012C 5.00%, 6/01/25	2,365	2,689,360
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 7/01/24-7/01/25	17,210	19,513,449

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 41

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Arizona Health Facilities Authority (HonorHealth) Series 2014A 5.00%, 12/01/23-12/01/24	$2,770	$3,272,071
Arizona Transportation Board (Arizona Transportation Board Excise Tax) Series 2016 5.00%, 7/01/20	3,095	3,424,834
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015A 5.00%, 7/01/23-7/01/26	33,315	39,814,271
City of Phoenix Civic Improvement Corp. (City of Phoenix Civic Improvement – Airport) Series 2010A 5.00%, 7/01/20-7/01/21	7,225	7,963,088
Series 2010C 5.00%, 7/01/23-7/01/25	19,665	21,618,422
County of Maricopa AZ COP Series 2015 5.00%, 7/01/18	3,290	3,388,305
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,626,897

		103,310,697

California – 7.3%
California Econ Recovery Series 2009A 5.00%, 7/01/19 (Pre-refunded/ETM)	16,765	17,939,724
5.00%, 7/01/20 (Pre-refunded/ETM)	5,675	6,072,647
5.25%, 7/01/21 (Pre-refunded/ETM)	2,735	2,938,429
California State Public Works Board (California State Public Works Board Lease) Series 2014B 5.00%, 10/01/28	1,225	1,450,596
Series 2016 5.00%, 4/01/28-11/01/28	21,990	26,734,153

42 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2010D 5.00%, 5/15/22-5/15/23	$24,415	$26,966,640
Fresno Unified School District NATL Series 2002A 6.00%, 2/01/20	3,255	3,608,558
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	705	748,414
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009E 5.25%, 5/01/22-5/01/23	10,380	11,064,691
Series 2011C 5.00%, 5/01/22	5,880	6,609,532
NATL Series 2006-32F 5.25%, 5/01/18	3,700	3,794,054
State of California Series 2008 5.00%, 4/01/18	5,000	5,102,900
Series 2009 5.25%, 10/01/20	5,085	5,512,801
Series 2013 5.00%, 11/01/24-11/01/25	43,465	51,913,789
Series 2014 5.00%, 5/01/25-5/01/29	130,465	156,032,900
Series 2015 5.00%, 8/01/22	15,765	18,405,165
State of California Department of Water Resources Power Supply Revenue Series 2010L 5.00%, 5/01/18-5/01/19	155,220	163,921,662

		508,816,655

Colorado – 1.1%
Centerra Metropolitan District No 1 Series 2017 5.00%, 12/01/29(a)	12,180	13,273,886
City & County of Broomfield CO COP Series 2010 5.00%, 12/01/18 (Pre-refunded/ETM)	5,215	5,455,776
5.00%, 12/01/20 (Pre-refunded/ETM)	3,820	4,275,229

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 43

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City & County of Denver CO Airport System Revenue Series 2016A 5.00%, 11/15/23	$4,085	$4,867,523
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/21-11/15/23	19,685	21,895,424
Series 2011A 5.50%, 11/15/19	2,290	2,492,642
Series 2012A 5.00%, 11/15/22-11/15/24	6,630	7,573,226
PV Water & Sanitation Metropolitan District Series 2006 Zero Coupon, 12/15/17(a)(b)(c)(d)	13,168	2,765,280
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 1/15/21	2,800	3,034,164
5.25%, 1/15/24-7/15/24	7,745	8,375,182
Stapleton Development Corp. (Denver Urban Renewal Authority) Series 2015B 5.00%, 12/01/19	1,185	1,283,414

		75,291,746

Connecticut – 3.0%
Connecticut State Health & Educational Facility Authority (Yale University) Series 2017B-2 5.00%, 7/01/37	22,840	25,156,204
State of Connecticut Series 2013A 5.00%, 10/15/21	3,370	3,780,736
Series 2014A 5.00%, 3/01/28	6,360	7,195,704
Series 2015B 5.00%, 6/15/32	7,345	8,272,673
Series 2015F 5.00%, 11/15/27	1,570	1,824,120
Series 2016A 5.00%, 3/15/20-3/15/29	68,735	77,317,111
Series 2016B 5.00%, 5/15/21	17,090	18,996,219

44 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016E 5.00%, 10/15/24-10/15/25	$20,025	$23,404,945
Series 2016G 5.00%, 11/01/19	4,845	5,205,032
Series 2017A 5.00%, 4/15/22	8,450	9,555,091
Series 2017B 5.00%, 4/15/28	2,515	2,983,871
State of Connecticut Clean Water Fund – State Revolving Fund Series 2017A 5.00%, 5/01/29-5/01/31	12,000	14,661,420
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/22-1/01/24	8,575	9,775,359

		208,128,485

Delaware – 0.1%
Delaware River & Bay Authority Series 2014C 5.00%, 1/01/26-1/01/27	5,470	6,436,900

District of Columbia – 1.4%
District of Columbia Series 2013A 5.00%, 6/01/25-6/01/27	59,115	69,676,638
District of Columbia (District of Columbia Pers Income Tax) Series 2012C 5.00%, 12/01/26	5,545	6,451,330
Metropolitan Washington Airports Authority Series 2008A 5.50%, 10/01/18	6,910	7,209,894
Series 2010F-1 5.00%, 10/01/20	11,905	13,257,765

		96,595,627

Florida – 5.5%
Brevard County School District COP Series 2013A 5.00%, 7/01/21-7/01/22	15,275	17,509,338
Citizens Property Insurance Corp. Series 2011A 5.00%, 6/01/20	6,640	7,267,613
Series 2011A-1 5.00%, 6/01/19	15,975	16,975,674
Series 2012A 5.00%, 6/01/22	27,105	31,096,482

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2012A-1 5.00%, 6/01/20-6/01/21	$20,820	$22,961,631
Series 2015A 5.00%, 6/01/22	1,795	2,034,274
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/26	3,895	4,457,477
Collier County School Board COP Series 2015 5.00%, 2/15/18-2/15/19	12,210	12,714,604
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012Q 5.00%, 10/01/23	5,000	5,820,750
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/23-10/01/24	13,095	14,765,396
5.625%, 10/01/25	2,550	2,880,046
County of Miami-Dade FL Series 2015A 5.00%, 11/01/20-11/01/21	7,205	8,161,818
Series 2015B 5.00%, 7/01/22	3,715	4,319,319
County of Miami-Dade FL Aviation Revenue Series 2015A 5.00%, 10/01/22-10/01/24	4,975	5,822,526
Durbin Crossing Community Development District Series 2006-1 5.25%, 11/01/15(a)(b)(d)(e)	960	196,294
Duval County School Board COP Series 2015B 5.00%, 7/01/26	4,280	5,068,676
Florida Department of Environmental Protection Series 2011B 5.00%, 7/01/20	7,645	8,437,786
Series 2012A 5.00%, 7/01/22	10,225	11,888,301
Florida Department of Management Services (Florida Department of Management Services State Lease) Series 2017A 5.00%, 9/01/18	11,835	12,268,753

46 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Florida Municipal Power Agency Series 2015B 5.00%, 10/01/24-10/01/28	$3,765	$4,517,722
Florida State Board of Education (State of Florida) Series 2014A 5.00%, 6/01/22	3,545	4,136,306
Series 2014B 5.00%, 6/01/18	1,135	1,165,214
Series 2015A 5.00%, 6/01/18	7,655	7,858,776
Series 2017F 5.00%, 6/01/21	2,775	3,163,333
Florida’s Turnpike Enterprise Series 2016B 5.00%, 7/01/21-7/01/22	11,640	13,277,123
Greater Orlando Aviation Authority Series 2017A 5.00%, 10/01/29-10/01/31(f)	13,335	15,908,448
Hillsborough County School Board (Hillsborough County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/23	2,650	3,128,166
Hillsborough County School Board COP Series 2015 5.00%, 7/01/26	1,480	1,778,220
Hollywood Community Redevelopment Agency Series 2015 5.00%, 3/01/20-3/01/23	7,245	8,057,106
JEA Water & Sewer System Revenue Series 2014A 5.00%, 10/01/25	3,060	3,641,125
Manatee County School District COP Series 2016A 5.00%, 7/01/28-7/01/29	14,010	15,834,913
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25(g)	11,765	12,075,714
Orange County School Board COP Series 2014A 5.00%, 8/01/28-8/01/29	46,355	54,590,116
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(a)(b)(d)(e)	510	173,400

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2010A-1 6.125%, 5/01/35(a)	$210	$210,277
Series 2010A-2 6.125%, 5/01/35(a)	475	475,627
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23(a)	1,030	1,053,639
Reedy Creek Improvement District Series 2013A 5.00%, 6/01/21	1,820	2,060,677
Sarasota County School Board COP Series 2010B 5.00%, 7/01/18	2,350	2,420,053
South Broward Hospital District Series 2015 5.00%, 5/01/27	3,325	3,910,599
St Lucie County School Board (St Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/22	3,150	3,644,077
State of Florida Series 2012B 5.00%, 7/01/18	8,460	8,716,000
State of Florida Lottery Revenue Series 2016B 5.00%, 7/01/18	3,130	3,220,676
Tampa Bay Water Series 2011A 5.00%, 10/01/23	2,050	2,340,875
Tampa Sports Authority (Tampa Sports Authority Sales Tax) Series 2015 5.00%, 1/01/21	3,490	3,900,040
Tohopekaliga Water Authority Series 2016 5.00%, 10/01/24-10/01/25	4,750	5,740,322

		381,645,302

Georgia – 2.3%
Catoosa County School District Series 2016 5.00%, 8/01/19	1,335	1,429,945
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2010B 5.00%, 1/01/20-1/01/22	22,650	24,599,541

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2010C 5.00%, 1/01/18-1/01/19	$9,260	$9,549,037
5.25%, 1/01/20	6,500	7,100,860
5.50%, 1/01/21	7,500	8,525,625
5.75%, 1/01/22-1/01/23	20,000	22,870,620
5.875%, 1/01/24	2,925	3,359,801
Series 2014A 5.00%, 1/01/28	12,250	14,459,900
City of Atlanta GA Series 2015 5.00%, 12/01/18	2,550	2,668,932
Forsyth County School District Series 2013 5.00%, 2/01/21	1,625	1,828,661
Glynn County School District Series 2016 5.00%, 8/01/18	1,195	1,234,901
Gwinnett County School District Series 2016 3.00%, 2/01/19	12,430	12,760,265
Main Street Natural Gas, Inc. (JPMorgan Chase & Co.) Series 2007A 5.00%, 3/15/18	1,960	1,992,693
State of Georgia Series 2009I 5.00%, 7/01/18	14,580	15,023,378
Series 2016A 5.00%, 2/01/22	15,280	17,651,456
Series 2017C 5.00%, 7/01/19	11,380	12,167,155

		157,222,770

Hawaii – 1.0%
City & County Honolulu HI Wastewater System Revenue Series 2009A 5.00%, 7/01/21	3,690	3,935,939
5.00%, 7/01/22 (Pre-refunded/ETM)	3,210	3,429,147
Series 2010A 5.00%, 7/01/24	16,500	18,126,240
State of Hawaii Series 2015E 5.00%, 10/01/22-10/01/23	28,840	34,074,351
Series 2016F 5.00%, 10/01/20-10/01/25	9,755	11,496,562

		71,062,239

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Idaho – 0.1%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant) Series 2015A 5.00%, 7/15/21-7/15/23	$6,915	$7,973,757

Illinois – 4.4%
Chicago O’Hare International Airport Series 2016C 5.00%, 1/01/27	3,020	3,644,174
Chicago Transit Authority Series 2017 5.00%, 6/01/22	7,460	8,436,887
City of Chicago IL (Asphalt Operating Services of Chicago LLC) Series 2010 6.125%, 12/01/18(a)	2,595	2,606,807
County of Du Page IL Series 1993 5.60%, 1/01/21	4,790	5,181,391
Illinois Finance Authority (Adventist Health System/Sunbelt Obligated Group) NATL Series 1997B 2.10%, 1/01/19(h)	4,480	4,563,821
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015A 5.00%, 11/15/20-11/15/28	4,745	5,374,423
Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/27-2/01/29	42,820	50,006,062
Illinois State Toll Highway Authority Series 2014A 5.00%, 12/01/20-12/01/22	33,375	37,924,312
Series 2014D 5.00%, 1/01/23	1,165	1,358,996
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/20-12/15/28	24,425	26,268,909
5.00%, 6/15/23 (Pre-refunded/ETM)(a)	565	656,078

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Metropolitan Water Reclamation District of Greater Chicago Series 2015D 5.00%, 12/01/20	$8,320	$9,242,854
Regional Transportation Authority (Regional Transportation Authority Sales Tax) NATL Series 1994C 7.75%, 6/01/20	560	617,473
State of Illinois Series 2007B 5.25%, 1/01/18	6,275	6,328,087
Series 2010 5.00%, 1/01/19	10,000	10,359,100
Series 2012 5.00%, 8/01/21-8/01/25	22,260	23,840,257
Series 2013 5.00%, 7/01/19-7/01/20	12,290	12,941,249
5.50%, 7/01/24	5,405	5,989,497
Series 2013A 5.00%, 4/01/23	4,390	4,817,718
Series 2014 5.00%, 5/01/22-5/01/27	45,185	49,167,753
Series 2016 5.00%, 2/01/22-2/01/24	24,790	27,068,249
State of Illinois (State of Illinois Ded Tax) AMBAC Series 1991 6.25%, 12/15/20	1,610	1,713,394
State of Illinois (State of Illinois Sales Tax) Series 2016A 4.00%, 6/15/19	5,090	5,295,738
Series 2016C 5.00%, 6/15/22	2,525	2,851,003
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(a)(b)(c)(d)	5,078	997,827

		307,252,059

Iowa – 0.1%
Iowa Finance Authority (Iowa Finance Authority SRF) Series 2015 5.00%, 8/01/18	5,610	5,796,364

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Kansas – 0.3%
City of Junction City KS Series 2016A 5.00%, 9/01/20-9/01/23	$14,160	$16,101,142
City of Wichita KS Water & Sewer Utility Revenue Series 2016B 5.00%, 10/01/18-10/01/19	5,255	5,536,742

		21,637,884

Kentucky – 0.8%
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 8/15/29	1,000	1,137,610
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 6/01/28-6/01/30	8,620	9,755,298
Kentucky Turnpike Authority Series 2012A 5.00%, 7/01/26 (Pre-refunded/ETM)	8,490	9,888,048
Series 2016A 5.00%, 7/01/21-7/01/27	19,425	22,870,485
Louisville & Jefferson County Metropolitan Sewer District Series 2017A 5.00%, 5/15/19-5/15/20	11,510	12,443,723

		56,095,164

Louisiana – 0.5%
Consolidated Government of the City of Baton Rouge & Parish of East Baton Rouge (City of Baton Rouge/Parish of East Baton Rouge LA Sales Tax) Series 2015 5.00%, 8/01/27-8/01/28	8,985	10,601,960
Louisiana Local Government Environmental Facilities & Community Development Auth Series 2010 5.00%, 10/01/21-10/01/25	8,415	9,256,208
Series 2010A 5.00%, 10/01/23	7,720	8,489,221

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Louisiana Office Facilities Corp. (Louisiana Office Facilities Corp. State Lease) Series 2009 5.00%, 3/01/18	$1,575	$1,600,562
Orange Grove Community Development District Series 2006 5.30%, 11/01/21(a)(b)(c)(d)	1,695	288,150
St Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/29(a)	1,200	1,299,000
State of Louisiana Gasoline & Fuels Tax Revenue Series 2015B 5.00%, 5/01/25	3,250	3,927,267

		35,462,368

Maine – 0.0%
Maine Municipal Bond Bank Series 2014A 5.00%, 9/01/25	1,000	1,185,630

Maryland – 0.4%
City of Baltimore MD (Baltimore Hotel Corp.) Series 2017 5.00%, 9/01/25-9/01/26	2,000	2,392,300
County of Anne Arundel MD Series 2013 5.00%, 4/01/20	4,415	4,843,255
State of Maryland Series 2014B 5.00%, 8/01/20	17,930	19,866,081
University System of Maryland Series 2017A 5.00%, 4/01/21	1,125	1,271,284

		28,372,920

Massachusetts – 1.7%
City of Cambridge MA Series 2015 5.00%, 2/15/18	2,330	2,365,299
Commonwealth of Massachusetts Series 2013A 5.00%, 4/01/18	2,060	2,101,983
Series 2013B 5.00%, 8/01/20	26,365	29,204,247

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2014C 5.00%, 8/01/20	$1,045	$1,157,536
Series 2016B 5.00%, 7/01/23	3,865	4,590,383
Series 2017C 5.00%, 10/01/22-10/01/26	30,895	37,375,897
AGM Series 2006C 2.608%, 11/01/19(h)	1,815	1,834,856
NATL Series 2000E 1.635%, 12/01/30(i)	7,750	7,203,935
NATL Series 2000F 1.65%, 12/01/30(i)	6,700	6,227,965
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) Series 2013 5.00%, 6/15/20	1,040	1,147,890
Series 2014 5.00%, 6/15/20	7,170	7,913,816
Massachusetts Health & Educational Facilities Authority (President & Fellows of Harvard College) Series 1991N 6.25%, 4/01/20	2,820	3,179,353
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 8/15/22-8/15/23	10,680	12,466,123

		116,769,283

Michigan – 3.5%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System) Series 2012A 5.00%, 7/01/19-7/01/20	20,980	22,465,977
Great Lakes Water Authority (Great Lakes Water Authority Water Supply System) Series 2016C 5.00%, 7/01/24-7/01/25	12,505	14,713,385
Lake Orion Community School District Series 2016 5.00%, 5/01/24	2,915	3,467,276

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015F 3.40%, 10/01/20	$500	$516,265
3.60%, 10/01/21	500	522,725
3.80%, 10/01/22	500	528,415
3.875%, 10/01/23	2,000	2,122,420
4.00%, 10/01/24	3,000	3,195,810
4.50%, 10/01/29	12,065	12,670,180
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System) AGM Series 2014C 5.00%, 7/01/25-7/01/27	39,940	46,557,934
Michigan Finance Authority (Great Lakes Water Authority Water Supply System) AGM Series 2014D2 5.00%, 7/01/24-7/01/27	54,330	63,628,673
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/27	4,990	5,627,522
Michigan Finance Authority (Trinity Health Credit Group) Series 2015 5.00%, 12/01/23-12/01/25	13,075	15,638,383
5.50%, 12/01/26-12/01/27	7,220	8,894,680
South Lyon Community Schools Series 2016 5.00%, 5/01/22	3,060	3,510,157
State of Michigan Trunk Line Revenue Series 2009 5.00%, 11/01/19-11/01/23	11,510	12,433,452
University of Michigan Series 2017A 5.00%, 4/01/20	1,670	1,831,990
Walled Lake Consolidated School District Series 2015 5.00%, 5/01/20	4,635	5,079,450
Wayne County Airport Authority (Detroit Metropolitan Wayne County Airport) Series 2010C 5.00%, 12/01/17	5,000	5,032,850

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Wayne State University Series 2009A 5.00%, 11/15/21-11/15/23	$9,660	$10,364,412
5.00%, 11/15/22 (Pre-refunded/ETM)(a)	2,865	3,097,466
5.00%, 11/15/23 (Pre-refunded/ETM)(a)	1,575	1,702,796

		243,602,218

Minnesota – 0.2%
City of Minneapolis MN Series 2017 4.00%, 12/01/19	7,710	8,199,816
State of Minnesota Series 2015B 5.00%, 8/01/22	3,745	4,364,573
Stillwater Independent School District No. 834 Series 2015A 5.00%, 2/01/24	4,190	5,016,100

		17,580,489

Missouri – 0.2%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017A 5.00%, 3/01/25-3/01/28	2,820	3,229,536
City of Springfield MO Public Utility Revenue Series 2012 5.00%, 12/01/18-12/01/19	7,290	7,669,406
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 1/01/25	2,630	3,112,842

		14,011,784

Montana – 0.2%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 2/15/25-2/15/28	14,990	17,740,674

Nevada – 3.8%
City of Las Vegas NV Series 2015C 5.00%, 9/01/20-9/01/26	18,625	21,587,395

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Clark County School District Series 2008A 5.00%, 6/15/21 (Pre-refunded/ETM)	$5,000	$5,136,950
Series 2015A 5.00%, 6/15/18	70,485	72,440,959
Series 2015B 5.00%, 6/15/22	17,785	20,485,830
Series 2016D 5.00%, 6/15/24	26,915	32,084,026
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) AGM Series 2009C 5.00%, 7/01/24	9,175	9,783,211
County of Clark NV Series 2015A 5.00%, 7/01/18	8,955	9,221,232
Series 2016A 5.00%, 11/01/24	7,080	8,589,668
Series 2016B 5.00%, 11/01/18-11/01/23	26,280	29,736,149
Series 2017 5.00%, 6/01/24	6,500	7,831,720
County of Clark NV (County of Clark NV Fuel Tax) Series 2011 5.00%, 7/01/19	8,390	8,955,151
Las Vegas Valley Water District Series 2015B 4.00%, 12/01/18	4,240	4,386,450
Series 2016B 5.00%, 6/01/28	4,590	5,590,253
State of Nevada Series 2014A 5.00%, 4/01/21	15,245	17,193,768
Series 2015D 5.00%, 4/01/23	10,205	12,028,940

		265,051,702

New Jersey – 5.9%
New Jersey Economic Development Authority Series 2011EE 5.00%, 9/01/20 (Pre-refunded/ETM)(a)	4,640	5,145,714
5.50%, 9/01/21 (Pre-refunded/ETM)(a)	990	1,126,858

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2011G 5.00%, 9/01/20 (Pre-refunded/ETM)	$2,605	$2,888,919
Series 2013NN 5.00%, 3/01/20 (Pre-refunded/ETM)(a)	1,530	1,668,511
New Jersey Economic Development Authority (College Avenue Redevelopment Associates LLC) Series 2013 5.00%, 6/15/25-6/15/26	4,500	5,238,965
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011EE 5.00%, 9/01/20	1,720	1,862,657
5.50%, 9/01/21	370	408,750
Series 2011G 5.00%, 9/01/20	290	314,053
Series 2013 5.00%, 3/01/20	13,965	14,946,181
Series 2014P 5.00%, 6/15/20	1,425	1,535,608
Series 2014U 5.00%, 6/15/20-6/15/21	14,200	15,477,423
Series 2015X 5.00%, 6/15/19	10,585	11,154,791
Series 2017B 5.00%, 11/01/20-11/01/21	33,960	37,323,218
AMBAC Series 2005K 5.25%, 12/15/20	2,340	2,576,831
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.00%, 1/01/22	1,075	1,200,463
5.50%, 1/01/26-1/01/27	2,000	2,308,570
New Jersey Environmental Infrastructure Trust Series 2015 5.00%, 9/01/20-9/01/22	23,625	26,937,674
New Jersey Health Care Facilities Financing Authority (Trinitas Regional Medical Center Obligated Group) Series 2017A 5.00%, 7/01/20-7/01/21	3,750	4,116,084

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Jersey Transit Corp. Series 2014A 5.00%, 9/15/19-9/15/21	$44,040	$47,590,437
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2006A 5.25%, 12/15/20	3,730	4,090,467
5.50%, 12/15/21	6,155	6,973,307
Series 2011B 5.00%, 6/15/20	1,310	1,410,241
Series 2013A 5.00%, 6/15/20	3,960	4,263,019
New Jersey Turnpike Authority Series 2012B 5.00%, 1/01/26-1/01/27	12,700	14,628,622
Series 2014A 5.00%, 1/01/27-1/01/29	75,940	89,637,816
Series 2014C 5.00%, 1/01/24	14,720	17,451,738
Series 2017B 5.00%, 1/01/29-1/01/31	39,985	48,428,832
AGM Series 2005D-3 5.25%, 1/01/26	14,770	18,061,494
NATL Series 2000B 1.54%, 1/01/30(i)	19,450	19,450,000

		408,217,243

New York – 11.3%
City of New York NY Series 2009C 5.00%, 8/01/20-8/01/22	15,190	16,261,701
Series 2010B 5.00%, 8/01/19	12,225	13,096,765
Series 2013B 5.00%, 8/01/19	34,575	37,040,543
Series 2013I 5.00%, 8/01/19	7,260	7,777,711
Series 2013J 5.00%, 8/01/19-8/01/20	16,575	17,812,403
Series 2014A 5.00%, 8/01/27	1,130	1,344,519
Series 2015A 5.00%, 8/01/22-8/01/23	12,040	14,066,129

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2015B 5.00%, 8/01/23	$6,370	$7,562,591
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/28	6,890	7,959,328
Series 2012E 5.00%, 11/15/24 (Pre-refunded/ETM)	6,055	7,124,313
Series 2012F 5.00%, 11/15/22-11/15/26	55,610	64,690,138
Series 2012H 5.00%, 11/15/26	6,065	7,038,493
Series 2013B 5.00%, 11/15/26	9,505	11,198,696
Series 2014A 5.00%, 11/15/26-11/15/27	8,245	9,706,541
Series 2014C 5.00%, 11/15/27	5,000	5,899,450
AGC Series 2003B 5.25%, 11/15/20	8,415	9,454,421
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/27	4,505	5,259,362
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/22-11/01/25	34,430	39,302,931
Series 2011C 5.00%, 11/01/19-11/01/25	23,420	26,381,002
Series 2012A 5.00%, 8/01/25	12,345	14,399,825
Series 2012B 5.00%, 11/01/23-11/01/26	55,535	65,234,808
Series 2012E 5.00%, 11/01/21	8,545	9,807,609
Series 2015C 5.00%, 11/01/18	2,090	2,180,309
Series 2017 5.00%, 11/01/26	5,570	6,898,612
New York State Dormitory Authority Series 2009G 5.00%, 3/15/19 (Pre-refunded/ETM)	2,900	3,067,417

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

5.00%, 3/15/20 (Pre-refunded/ETM)	$8,465	$8,953,684
5.00%, 3/15/21 (Pre-refunded/ETM)	2,500	2,644,325
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/19-7/01/24	25,150	26,850,542
New York State Dormitory Authority (New York University) NATL Series 1998A 6.00%, 7/01/18	2,865	2,972,466
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2011E 5.00%, 8/15/21	3,880	4,427,507
Series 2012A 5.00%, 12/15/22	20,745	24,363,550
Series 2012B 5.00%, 3/15/22	21,800	25,184,450
Series 2013A 5.00%, 2/15/20	4,635	5,059,520
Series 2014C 5.00%, 3/15/27	2,015	2,389,790
Series 2017A 5.00%, 2/15/21	70,310	79,098,750
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001A 1.365%, 5/01/34(i)	6,800	6,293,760
AMBAC Series 2001B 1.365%, 10/01/36(i)	11,425	10,600,492
1.54%, 10/01/36(i)	11,000	10,205,712
XLCA Series 2004A 1.383%, 1/01/39(i)	10,000	9,143,670
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/23	17,940	20,659,166

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2013A 5.00%, 5/01/19	$3,055	$3,240,836
New York State Thruway Authority (New York State Thruway Authority Service Contract) Series 2009 5.00%, 4/01/18	10,000	10,202,300
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013C 5.00%, 3/15/25-3/15/26	63,625	74,112,014
Series 2013D 5.00%, 3/15/23	32,000	37,729,600
Series 2016A 5.00%, 3/15/24	4,010	4,812,401
New York Transportation Development Corp. (American Airlines, Inc.) 5.00%, 8/01/19	4,100	4,308,198
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/28	3,335	3,861,863

		787,680,213

North Carolina – 0.4%
North Carolina Eastern Municipal Power Agency Series 1988A 6.00%, 1/01/26 (Pre-refunded/ETM)	1,720	2,055,090
Series 2012B 5.00%, 1/01/21 (Pre-refunded/ETM)	13,270	14,883,234
State of North Carolina Series 2017B 5.00%, 5/01/19	9,840	10,456,181

		27,394,505

Ohio – 2.9%
City of Columbus OH Series 2013-1 5.00%, 7/01/20	4,580	5,061,495
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2010F 5.00%, 12/01/19-12/01/24	93,725	104,274,694

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/26-2/15/27	$5,455	$6,212,731
Hamilton County Convention Facilities Authority (Hamilton County Convention Facilities Authority Lease) Series 2014 5.00%, 12/01/22-12/01/23	3,440	3,916,162
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33	6,325	6,229,113
State of Ohio Series 2011A 5.00%, 8/01/20-8/01/21	57,430	64,313,964
University of Cincinnati Series 2010F 5.00%, 6/01/20-6/01/21	6,795	7,487,915
University of Toledo Series 2010 5.00%, 6/01/21	2,610	2,840,228

		200,336,302

Oklahoma – 0.2%
Comanche County Memorial Hospital Series 2015 5.00%, 7/01/20-7/01/28	9,270	9,917,566
McGee Creek Authority NATL Series 1992 6.00%, 1/01/23	2,660	2,905,332

		12,822,898

Oregon – 0.7%
City of Portland OR Sewer System Revenue Series 2013A 5.00%, 8/01/22	8,685	10,121,846
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.00%, 10/01/24(a)	1,000	1,110,020

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Port of Portland OR (Portland Intl Airport) Series 2010-20C 5.00%, 7/01/23	$1,405	$1,541,482
State of Oregon Department of Administrative Services Series 2009D 5.00%, 11/01/21 (Pre-refunded/ETM)(a)	4,025	4,345,672
5.00%, 11/01/22 (Pre-refunded/ETM)(a)	3,120	3,368,570
5.00%, 11/01/23 (Pre-refunded/ETM)(a)	1,115	1,203,832
State of Oregon Department of Administrative Services COP Series 2009D 5.00%, 11/01/21-11/01/23	10,275	11,070,122
State of Oregon Department of Transportation (State of Oregon Department of Transportation Street & Highway) Series 2017A 5.00%, 11/15/18-11/15/19	13,970	14,758,646

		47,520,190

Pennsylvania – 5.2%
Allegheny County Airport Authority (Pittsburgh International Airport) NATL Series 2001B 5.00%, 1/01/18	1,585	1,600,010
Allegheny County Sanitary Authority Series 2015 5.00%, 12/01/23	3,500	4,103,505
City of Philadelphia PA Series 2013A 5.00%, 7/15/19-7/15/21	4,495	4,947,831
AGM Series 2017A 5.00%, 8/01/27-8/01/32	46,290	54,517,985
City of Philadelphia PA Airport Revenue (Philadelphia Intl Airport) Series 2010A 5.00%, 6/15/21	6,225	6,823,596
Series 2010D 5.00%, 6/15/19-6/15/20	18,065	19,440,436
Series 2011A 5.00%, 6/15/19	4,025	4,280,829

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Philadelphia PA Water & Wastewater Revenue Series 2016 5.00%, 10/01/24-10/01/26	$17,425	$21,084,504
Commonwealth of Pennsylvania Series 2016 5.00%, 9/15/24	9,575	11,314,299
Montgomery County Higher Education & Health Authority (Philadelphia Presbyterian Homes Obligated Group) 5.00%, 12/01/27-12/01/32(f)	5,000	5,707,405
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 7/01/18-7/01/19	27,985	29,675,787
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 6/30/26-12/31/28	51,190	60,015,393
Pennsylvania Turnpike Commission Series 2009B 5.00%, 6/01/18-6/01/19	23,775	24,766,259
5.00%, 6/01/20 (Pre-refunded/ETM)	5,425	5,774,099
Series 2017B 5.00%, 6/01/28-6/01/30	13,255	15,583,789
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/18-9/01/20	24,730	26,682,584
5.125%, 9/01/22	9,080	9,986,729
Southeastern Pennsylvania Transportation Authority Series 2010 5.00%, 3/01/23-3/01/24	12,245	13,343,812
State Public School Building Authority (School District of Philadelphia (The)) Series 2016D 5.00%, 9/01/24	8,360	9,690,327
Series 2016F 5.00%, 9/01/23-9/01/24	29,155	33,725,985

		363,065,164

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 0.2%
Puerto Rico Sales Tax Financing Corp. Series 2009A 5.375%, 8/01/20 (Pre-refunded/ETM)	$10,315	$11,118,435

Rhode Island – 0.5%
Rhode Island Commerce Corp. Series 2016B 5.00%, 6/15/27	10,565	12,811,541
Rhode Island Depositors Economic Protection Corp. Series 1993A 6.375%, 8/01/22 (Pre-refunded/ETM)(a)	5,780	7,102,522
AGM Series 1993A 5.50%, 8/01/20 (Pre-refunded/ETM)	1,500	1,660,380
Tobacco Settlement Financing Corp./RI Series 2015A 5.00%, 6/01/21-6/01/23	14,635	16,345,289

		37,919,732

South Carolina – 0.2%
Beaufort County School District/SC Series 2015A 5.00%, 3/01/18	3,210	3,263,736
Kershaw County School District/SC Series 2015 5.00%, 12/01/21	1,185	1,341,941
SCAGO Educational Facilities Corp. for Pickens School District (SCAGO Educational Facilities Corp. for Pickens School District Lease) Series 2015 5.00%, 12/01/22-12/01/27	7,000	8,218,965

		12,824,642

South Dakota – 0.1%
South Dakota Health & Educational Facilities Authority (Regional Health System Obligated Group) Series 2017 5.00%, 9/01/29-9/01/30	7,025	8,323,383

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Tennessee – 0.0%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	$2,115	$2,398,770

Texas – 8.1%
Austin Independent School District Series 2014B 5.00%, 8/01/20-8/01/21	6,700	7,460,757
Series 2017 5.00%, 8/01/19	13,140	14,072,020
Bell County Health Facility Development Corp. Series 1989 6.50%, 7/01/19 (Pre-refunded/ETM)	535	568,555
Brownsville Independent School District Series 2013A 5.00%, 2/15/19	4,000	4,214,360
Bryan Independent School District Series 2015B 4.00%, 2/15/18	1,315	1,329,728
Camino Real Regional Mobility Authority Series 2008 5.00%, 2/15/21	415	416,150
Central Texas Turnpike System Series 2015A 5.00%, 8/15/42	19,480	21,128,203
Series 2015C 5.00%, 8/15/23-8/15/25	4,860	5,764,025
City of Dallas TX Series 2014 5.00%, 2/15/21	7,500	8,363,775
Series 2015 5.00%, 2/15/21	3,240	3,613,151
City of Garland TX Series 2010 5.00%, 2/15/24	3,800	4,134,970
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/23-9/01/25	3,800	4,426,660
City of Houston TX Airport System Revenue Series 2009A 5.00%, 7/01/21	2,090	2,151,342

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

AGM Series 2000P 2.461%, 7/01/30(i)	$1,200	$1,146,780
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2015B 5.00%, 7/15/20	6,400	6,864,896
City of Houston TX Combined Utility System Revenue Series 2014C 5.00%, 5/15/23-5/15/28	24,850	29,231,885
City of San Antonio TX Series 2014 5.00%, 2/01/21	3,905	4,378,091
City of San Antonio TX Electric & Gas Systems Revenue Series 2008 5.00%, 2/01/21 (Pre-refunded/ETM)	5,040	5,107,082
Series 2009D 5.00%, 2/01/20	47,315	49,830,265
City of Waco TX Series 2015 5.00%, 2/01/21	5,505	6,175,729
County of Harris TX Series 2010A 5.00%, 10/01/23-10/01/25	17,725	19,700,275
Series 2014A 5.00%, 10/01/17	4,820	4,820,000
Dallas Independent School District Series 2011 5.00%, 2/15/22	5,165	5,788,829
Dallas/Fort Worth International Airport Series 2012F 5.00%, 11/01/21-11/01/25	17,905	19,737,062
Series 2014A 5.25%, 11/01/28	11,550	13,500,680
Harris County Hospital District Series 2016 5.00%, 2/15/20-2/15/27	7,155	8,062,695
Houston Independent School District Series 2014 5.00%, 2/15/18	16,790	17,041,178
Series 2016A 5.00%, 2/15/23	5,070	5,955,881
North Texas Tollway Authority Series 2014A 5.00%, 1/01/21-1/01/24	16,745	19,275,265
Series 2015B 5.00%, 1/01/23-1/01/28	12,275	14,530,528

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

North Texas Tollway Authority (North Texas Tollway Authority Special Projects System) Series 2011D 5.00%, 9/01/24	$5,000	$5,697,050
5.25%, 9/01/25-9/01/26	35,940	41,284,164
Plano Independent School District Series 2017 5.00%, 2/15/20	4,855	5,302,048
San Antonio Water System Series 2011A 5.00%, 5/15/23-5/15/26	21,200	23,256,587
Series 2013E 5.00%, 5/15/25	3,000	3,529,890
Spring Branch Independent School District Series 2015A 5.00%, 2/01/23-2/01/24	6,715	7,980,548
Series 2015B 5.00%, 2/01/23-2/01/24	10,435	12,398,389
Spring Independent School District Series 2011 5.00%, 8/15/20-8/15/21	8,365	9,266,646
State of Texas Series 2011 5.00%, 10/01/22-10/01/25	33,370	38,153,686
5.00%, 10/01/23 (Pre-refunded/ETM)(a)	5,500	6,287,325
5.00%, 10/01/24 (Pre-refunded/ETM)(a)	5,440	6,218,736
5.00%, 10/01/25 (Pre-refunded/ETM)(a)	3,025	3,458,029
Series 2014 4.00%, 10/01/17	5,400	5,400,000
Series 2014A 5.00%, 10/01/23	13,680	16,328,448
Series 2015A 5.00%, 10/01/23	10,615	12,670,064
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2015B-2 3.875%, 11/15/20	3,500	3,502,835
Texas A&M University Series 2009D 5.00%, 5/15/18	2,000	2,050,040

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Texas Transportation Commission State Highway Fund Series 2015 5.00%, 10/01/23	$16,920	$20,185,052
University of Houston Series 2017A 5.00%, 2/15/19-2/15/21	19,955	21,856,568
University of Texas System (The) Series 2016D 5.00%, 8/15/25	5,580	6,847,441

		560,464,363

Utah – 0.2%
Alpine School District/UT Series 2017 5.00%, 3/15/20	6,985	7,654,163
Davis School District Series 2017 5.00%, 6/01/22	1,000	1,160,890
Utah Transit Authority (Utah Transit Authority Sales Tax) Series 2015A 5.00%, 6/15/26-6/15/28	5,455	6,532,552

		15,347,605

Virginia – 2.1%
County of Fairfax VA Series 2015C 4.00%, 10/01/17	25,985	25,985,000
5.00%, 10/01/18	13,855	14,411,832
Virginia College Building Authority Series 2017B 5.00%, 2/01/19	8,265	8,698,747
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2015A 5.00%, 2/01/23	4,345	5,106,201
Series 2015B 5.00%, 9/01/20-9/01/22	35,675	40,565,930
Virginia Commonwealth Transportation Board Series 2017 5.00%, 5/15/19-5/15/21	17,285	18,948,218
Series 2017B 5.00%, 5/15/19	6,860	7,302,333
Virginia Public School Authority (Virginia Public School Authority State Lease) Series 2015 4.00%, 8/01/19	12,645	13,337,314

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017V 5.00%, 4/15/19	$9,855	$10,461,082

		144,816,657

Washington – 8.6%
Chelan County Public Utility District No. 1 Series 2011A 5.00%, 7/01/20	3,110	3,400,629
Series 2011B 5.00%, 7/01/21	5,000	5,599,850
5.25%, 7/01/22	3,670	4,143,467
City of Seattle WA Drainage & Wastewater Revenue Series 2016 5.00%, 4/01/20	3,910	4,283,170
City of Seattle WA Municipal Light & Power Revenue Series 2016C 5.00%, 10/01/21	11,130	12,737,283
City of Seattle WA Water System Revenue Series 2017 5.00%, 8/01/20-8/01/22	9,340	10,585,883
County of Cowlitz WA (County of Cowlitz WA Spl Swr) NATL Series 2002 5.50%, 11/01/19	985	1,029,128
County of King WA Series 2015 5.00%, 7/01/23	2,485	2,955,908
County of King WA Sewer Revenue Series 2011B 5.00%, 1/01/23 (Pre-refunded/ETM)(a)	1,160	1,299,049
5.00%, 1/01/23	3,255	3,637,430
Energy Northwest (Bonneville Power Administration) Series 2012A 5.00%, 7/01/18-7/01/21	96,445	102,186,121
Series 2016A 5.00%, 7/01/25-7/01/27	50,640	62,038,580
Series 2017A 5.00%, 7/01/28-7/01/29	29,545	36,587,572
Franklin County School District No. 1 Pasco Series 2015 5.00%, 12/01/23	4,750	5,653,925
Grant County Public Utility District No. 2 Series 2011I 5.00%, 1/01/20-1/01/23	13,725	15,281,875

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

King County School District No. 45 Bellevue Series 2014 5.00%, 12/01/18	$2,415	$2,527,346
King County School District No. 49 Tahoma Series 2015 5.00%, 12/01/22	2,710	3,180,781
Port of Seattle WA Series 2010B 5.00%, 6/01/22	1,995	2,175,907
Series 2015C 5.00%, 4/01/21-4/01/23	3,570	4,092,850
Snohomish County School District No. 2 Everett Series 2014 5.00%, 12/01/21	3,600	4,136,184
State of Washington Series 2012 5.00%, 7/01/22-7/01/23	27,935	32,541,041
Series 2012R 5.00%, 7/01/23-7/01/24	22,715	26,465,139
Series 2013 5.00%, 7/01/20	3,310	3,654,207
Series 2014D 5.00%, 7/01/20	3,640	4,018,524
Series 20152 5.00%, 7/01/20-7/01/23	51,080	58,207,493
Series 2015A-1 5.00%, 8/01/22-8/01/23	27,765	32,710,609
Series 2015B 5.00%, 2/01/22	4,480	5,161,005
Series 2017R 5.00%, 8/01/22	7,700	8,973,888
State of Washington (State of Washington Fed Hwy Grant) Series 2012F-1 5.00%, 9/01/21-9/01/23	36,660	41,878,550
Series 2013C 5.00%, 9/01/19	6,060	6,500,926
State of Washington COP Series 2015 5.00%, 7/01/18	3,565	3,672,877
Series 2015C 5.00%, 7/01/21-7/01/23	26,825	31,299,596
Washington Health Care Facilities Authority (MultiCare Health System) Series 2015B 5.00%, 8/15/28-8/15/30	31,550	36,879,214

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 8/15/25-8/15/30	$15,880	$18,478,224

		597,974,231

West Virginia – 0.0%
West Virginia Hospital Finance Authority (West Virginia University Health System Obligated Group) AGM Series 2004C 1.505%, 2/15/34(i)	3,200	2,873,478

Wisconsin – 0.3%
State of Wisconsin Environmental Improvement Fund Revenue Series 2017A 5.00%, 6/01/19	15,420	16,420,141
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	1,000	1,117,900
Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.) Series 2017B-3 3.00%, 11/15/22(g)	1,200	1,214,544
WPPI Energy Series 2014A 5.00%, 7/01/29	1,000	1,177,320

		19,929,905

Total Long-Term Municipal Bonds (cost $5,912,127,346)		6,115,926,121

Short-Term Municipal Notes – 5.9%
California – 0.3%
California Pollution Control Financing Authority (Pacific Gas & Electric Co.) Series 1997B 0.88%, 11/01/26(j)	21,800	21,800,000

Delaware – 0.3%
County of New Castle DE (FlightSafety International, Inc.) Series 2002 0.85%, 6/01/22(j)	22,965	22,965,000

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Idaho – 0.6%
State of Idaho Series 2017 4.00%, 6/29/18	$40,770	$41,682,840

Kentucky – 0.4%
Louisville Regional Airport Authority (United Parcel Service, Inc.) Series 1999B 0.94%, 1/01/29(j)	30,200	30,200,000

Mississippi – 0.7%
Mississippi Business Finance Corp. (Chevron USA, Inc.) Series 2010G 0.89%, 11/01/35(j)	48,150	48,150,000

New York – 0.8%
City of New York NY Series 2013D 0.87%, 8/01/40(j)	10,050	10,050,000
Series 2013I 0.87%, 4/01/36(j)	44,000	44,000,000

		54,050,000

Texas – 2.4%
Gulf Coast Industrial Development Authority (Exxon Mobil Corp.) Series 2012 0.87%, 11/01/41(j)	7,815	7,815,000
State of Texas Series 2017 4.00%, 8/30/18	153,200	157,345,592

		165,160,592

Virginia – 0.4%
Virginia Commonwealth Transportation Board Series 2017 5.00%, 5/15/18	4,110	4,213,367
Series 2017B 5.00%, 5/15/18	10,520	10,784,578
Virginia Public School Authority (Virginia Public School Authority State Lease) Series 2017V 5.00%, 4/15/18	12,235	12,503,191

		27,501,136

Total Short-Term Municipal Notes (cost $411,644,859)		411,509,568

Total Municipal Obligations (cost $6,323,772,205)		6,527,435,689

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 5.0%
United States – 5.0%
U.S. Treasury Notes 1.625%, 10/31/23	$70,571	$68,806,725
2.125%, 11/30/23	274,066	274,879,633

Total Governments - Treasuries (cost $340,450,987)		343,686,358

SHORT-TERM INVESTMENTS – 0.5%
Time Deposit – 0.5%
State Street Time Deposit 0.12%, 10/02/17 (cost $35,898,321)	35,898	35,898,321

Total Investments – 99.3% (cost $6,700,121,513)		6,907,020,368
Other assets less liabilities – 0.7%		49,865,920

Net Assets – 100.0%		$6,956,886,288

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)	Non-income producing security.

(c)	Defaulted.

(d)	Illiquid security.

(e)	Defaulted matured security.

(f)	When-Issued or delayed delivery security.

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the aggregate market value of these securities amounted to $13,290,258 or 0.2% of net assets.

(h)	Variable rate coupon, rate shown as of September 30, 2017.

(i)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2017 and the aggregate market value of these securities amounted to $73,145,792 or 1.05% of net assets.

(j)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.9% and 0.0%, respectively.

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

COP – Certificate of Participation

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

OSF – Order of St. Francis

SRF – State Revolving Fund

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

September 30, 2017

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 94.7%
Long-Term Municipal Bonds – 93.7%
New York – 80.8%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/21-12/15/22	$6,135	$6,681,702
Battery Park City Authority Series 2013A 5.00%, 11/01/22	4,325	5,099,478
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System Obligated Group) Series 2015 5.00%, 7/01/22-7/01/23	2,000	2,307,080
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/23-11/01/25	3,335	3,601,536
5.25%, 11/01/29	1,900	2,050,214
City of New York NY Series 1993E-3 5.00%, 8/01/23	6,855	7,790,707
Series 2011A 5.00%, 8/01/26	14,275	16,206,407
Series 2011D-1 5.00%, 10/01/24	2,860	3,264,604
Series 2012I 5.00%, 8/01/22	2,320	2,701,454
Series 2013B 5.00%, 8/01/20	10,000	11,065,100
Series 2013I 5.00%, 8/01/20	18,775	20,774,725
Series 2016-1 5.00%, 8/01/20	8,480	9,383,205
Series 2016E 5.00%, 8/01/20	9,360	10,356,934
Series 2017-1 5.00%, 8/01/29-8/01/31(a)	5,925	7,222,044
Series 2017C 5.00%, 8/01/20-8/01/26	27,045	32,148,783
City of Yonkers NY Series 2011A 5.00%, 10/01/17	2,325	2,325,000
County of Monroe NY Series 2015 5.00%, 6/01/21-6/01/22	10,660	11,933,857

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

BAM Series 2015 5.00%, 6/01/21-6/01/22	$5,860	$6,613,666
County of Nassau NY Series 2011A 5.00%, 4/01/21-4/01/22	5,915	6,604,879
Series 2013A 5.00%, 4/01/18-4/01/20	8,660	9,127,552
Series 2014A 5.00%, 4/01/25	10,190	12,009,119
Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2016B 5.00%, 7/01/32	4,890	5,616,850
Erie County Fiscal Stability Authority Series 2011C 5.00%, 12/01/23 (Pre-refunded/ETM)	5,925	6,820,504
Erie County Industrial Development Agency (The) (Buffalo City School District) Series 2011B 5.00%, 5/01/22	5,800	6,552,144
Housing Development Corp./NY Series 2013A 5.00%, 7/01/25	2,000	2,315,780
Hudson Yards Infrastructure Corp. Series 2017A 5.00%, 2/15/31-2/15/32	22,650	27,210,989
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20(b)(c)	1,235	1,208,472
5.25%, 1/01/24(b)(c)	1,250	1,179,888
Metropolitan Transportation Authority 5.00%, 11/15/26-11/15/27	7,460	9,255,383
Series 2010D 5.25%, 11/15/24 (Pre-refunded/ETM)	10,755	12,115,185
Series 2010G 5.00%, 11/15/21 (Pre-refunded/ETM)	9,305	10,410,713
5.25%, 11/15/22 (Pre-refunded/ETM)	5,000	5,632,350
5.25%, 11/15/23 (Pre-refunded/ETM)	20,075	22,613,885
5.25%, 11/15/26 (Pre-refunded/ETM)	8,805	9,918,568
Series 2011C 5.00%, 11/15/24	2,890	3,297,259
Series 2011D 5.00%, 11/15/22 (Pre-refunded/ETM)	5,000	5,752,150
5.00%, 11/15/23 (Pre-refunded/ETM)	4,275	4,918,088
5.00%, 11/15/25 (Pre-refunded/ETM)	2,500	2,876,075

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2012F 5.00%, 11/15/22	$3,470	$4,065,973
Series 2016B 5.00%, 11/15/22	2,105	2,466,534
Series 2016C 5.00%, 11/15/34	4,480	4,866,131
Series 2016D 5.00%, 11/15/27	1,135	1,385,710
Series 2017A 5.00%, 11/15/31	2,025	2,443,770
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/24	14,130	16,541,567
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 7/01/24	4,550	5,366,179
New York City Municipal Water Finance Authority Series 2008AA 5.00%, 6/15/19 (Pre-refunded/ETM)	11,675	12,005,636
5.00%, 6/15/21 (Pre-refunded/ETM)(b)	1,285	1,321,391
5.00%, 6/15/21	5,620	5,779,158
5.00%, 6/15/22 (Pre-refunded/ETM)	2,905	2,987,270
Series 2010FF 5.00%, 6/15/25	24,730	27,302,415
Series 2011HH 5.00%, 6/15/26	9,055	10,236,768
Series 2014D 5.00%, 6/15/22-6/15/29	14,350	16,816,801
Series 2015F 5.00%, 6/15/27-6/15/28	7,830	9,491,875
Series 2015G 5.00%, 6/15/28	11,465	13,835,274
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2011S-1A 5.00%, 7/15/25	4,420	5,016,523
Series 2012S 5.00%, 7/15/25	7,390	8,564,567

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/20	$1,160	$1,295,036
Series 2011A-1 5.00%, 11/01/23	15,315	17,486,208
Series 2011B 5.00%, 2/01/20-2/01/24	15,135	16,841,785
Series 2011C 5.00%, 11/01/20	9,480	10,583,567
Series 2012B 5.00%, 11/01/22-11/01/24	13,105	15,400,974
Series 2012D 5.00%, 11/01/20-11/01/23	32,780	37,693,520
Series 2012E 5.00%, 2/01/21-2/01/26	11,600	13,211,124
Series 2013-1 5.00%, 11/01/18	2,510	2,618,457
Series 2014A 5.00%, 8/01/27-8/01/29	6,655	7,896,228
Series 2014C 5.00%, 11/01/26	6,345	7,564,382
Series 2014D-1 5.00%, 2/01/28-2/01/29	9,535	11,236,110
Series 2015C 5.00%, 11/01/18-11/01/26	24,005	28,549,856
Series 2016B 5.00%, 8/01/31	2,150	2,571,465
Series 2017 5.00%, 11/01/26	4,175	5,170,863
New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.) Series 2016A 5.00%, 12/01/26	7,175	8,846,847
New York City Trust for Cultural Resources (Whitney Museum of American Art) Series 2011 5.00%, 7/01/21	4,745	5,305,717
New York Local Government Assistance Corp. (New York Local Government Assistance Corp. Sales Tax) Series 2008A 5.00%, 4/01/19-4/01/20	16,145	16,469,796

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority Series 2008A 5.00%, 3/15/20 (Pre-refunded/ETM)	$4,750	$4,838,303
Series 2008C 5.00%, 3/15/18 (Pre-refunded/ETM)(b)	12,425	12,650,389
Series 2009D 5.00%, 6/15/20 (Pre-refunded/ETM)	2,230	2,380,436
Series 2009G 5.00%, 3/15/18 (Pre-refunded/ETM)	7,840	7,985,746
Series 2011A 5.00%, 7/01/24 (Pre-refunded/ETM)	3,125	3,564,656
Series 2012D 5.00%, 2/15/22 (Pre-refunded/ETM)(b)	1,290	1,480,120
5.00%, 2/15/23 (Pre-refunded/ETM)(b)	865	992,484
5.00%, 2/15/24 (Pre-refunded/ETM)(b)	815	935,115
5.00%, 2/15/25 (Pre-refunded/ETM)(b)	880	1,009,694
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2010A 5.00%, 7/01/19	4,390	4,677,062
Series 2015A 5.00%, 7/01/22-7/01/26	6,415	7,530,118
New York State Dormitory Authority (Mount Sinai Hospitals Group, Inc.) Series 2010A 5.00%, 7/01/18	1,360	1,399,712
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/22	6,050	6,464,122
New York State Dormitory Authority (New York State Sales Tax) Series 2015-2 5.00%, 3/15/19-3/15/22	43,385	48,858,409
Series 2015A 5.00%, 3/15/18-3/15/23	40,500	43,318,598
Series 2016A 5.00%, 3/15/20	4,045	4,429,396
Series 2017A 5.00%, 3/15/23-3/15/29	7,695	9,410,052
New York State Dormitory Authority (New York University) Series 2015A 5.00%, 7/01/23	2,040	2,426,580
NATL Series 1998A 6.00%, 7/01/18	1,000	1,037,510

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/23-12/01/26(d)	$4,600	$5,256,085
New York State Dormitory Authority (St John’s University/NY) Series 2015A 5.00%, 7/01/24	1,130	1,346,000
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2008C 5.00%, 3/15/18	12,450	12,675,843
Series 2012A 5.00%, 12/15/20-12/15/21	8,920	10,171,130
Series 2012B 5.00%, 3/15/22	3,905	4,511,251
Series 2012D 5.00%, 2/15/22-2/15/25	18,285	21,016,086
Series 2014A 5.00%, 2/15/18-2/15/29	19,815	22,315,842
Series 2014C 5.00%, 3/15/28-3/15/29	14,485	17,076,410
Series 2015B 5.00%, 2/15/23	1,160	1,365,297
Series 2015E 5.00%, 3/15/21-3/15/23	5,380	6,291,919
Series 2016D 5.00%, 2/15/21	5,970	6,716,250
AMBAC Series 2005B 5.50%, 3/15/23	5,000	6,016,700
New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2015A 5.00%, 7/01/19	2,720	2,903,709
New York State Dormitory Authority (Wyckoff Heights Medical Center State Lease) Series 2015 5.00%, 2/15/21	3,870	4,326,544
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001A 1.365%, 5/01/34(e)	2,425	2,244,466

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

1.383%, 5/01/34(e)	$1,900	$1,758,577
1.435%, 5/01/34(e)	2,300	2,128,760
XLCA Series 2004B 1.435%, 10/01/35(e)	3,000	2,764,014
New York State Energy Research & Development Authority (Rochester Gas & Electric Corp.) NATL Series 1997A 1.76%, 8/01/32(e)	2,000	1,827,174
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2009A 5.25%, 6/15/24	7,300	7,820,271
New York State Environmental Facilities Corp. (State of New York SRF) Series 2015D 5.00%, 3/15/22-9/15/22	9,320	10,923,634
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/21-4/01/25	26,175	29,924,920
AMBAC Series 2005B 5.50%, 4/01/20	9,215	10,209,944
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2012I 5.00%, 1/01/25	5,155	5,885,000
Series 2013A 5.00%, 5/01/19	27,610	29,289,516
Series 2014 5.00%, 1/01/26-1/01/28	4,345	5,154,955
Series 2014J 5.00%, 1/01/26-1/01/27	33,900	39,501,249
New York State Thruway Authority (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/25	5,425	6,027,392
Series 2011A 5.00%, 3/15/19	2,060	2,177,399

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Urban Development Corp. (New York State Urban Development Corp. Lease) Series 2008B 5.00%, 1/01/19	$3,525	$3,630,609
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/19	10,000	10,569,900
Series 2013C 5.00%, 3/15/20	9,915	10,852,166
Series 2016A 5.00%, 3/15/21-3/15/28	26,935	31,675,320
New York Transportation Development Corp. (American Airlines, Inc.) 5.00%, 8/01/19	2,000	2,101,560
Series 2016 5.00%, 8/01/26-8/01/31	23,655	25,324,368
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 1/01/21	3,690	4,085,051
Niagara Falls City School District Series 2016 5.00%, 6/15/22-6/15/25	11,580	13,490,649
Port Authority of New York & New Jersey Series 2011 5.00%, 9/15/24	2,000	2,225,920
Series 2011O 5.00%, 10/15/21	5,215	5,935,504
Series 2013-178 5.00%, 12/01/23	10,480	12,366,924
Series 2014 5.00%, 9/01/23-9/01/27	12,470	14,608,807
Series 2014-1 5.00%, 10/15/23	3,455	4,071,407
Series 2014-186 5.00%, 10/15/21-10/15/22	12,575	14,419,512
Series 2015E 5.00%, 10/15/21-10/15/23	13,485	15,629,303
Series 2016E 5.00%, 10/01/20	10,000	11,077,000
Series 2017 3.00%, 10/15/18	1,000	1,019,670
5.00%, 10/15/28	6,925	8,365,815

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/25-10/15/26	$13,140	$16,025,481
Town of Oyster Bay NY Series 2016C 4.00%, 6/01/18(b)	4,175	4,228,691
Triborough Bridge & Tunnel Authority Series 2008A 5.00%, 11/15/19 (Pre-refunded/ETM)	2,150	2,204,481
Series 2011A 5.00%, 1/01/27	7,000	8,025,430
Series 2012B 5.00%, 11/15/19-11/15/23	28,330	32,947,502
Series 2013A 5.00%, 11/15/28	5,000	5,889,050
Series 2013B 5.00%, 11/15/22	7,525	8,833,597
Series 2016A 5.00%, 11/15/24	8,120	9,866,368
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/18-9/01/21	3,370	3,552,863
TSASC, Inc./NY Series 2017A 5.00%, 6/01/20-6/01/23	3,000	3,372,520
Utility Debt Securitization Authority Series 2013T 5.00%, 6/15/26-12/15/29	34,825	41,460,821

		1,459,068,934

Alabama – 0.6%
Alabama Public School & College Authority Series 2009B 5.00%, 5/01/18	11,145	11,407,019

California – 1.4%
California Econ Recovery Series 2009A 5.00%, 7/01/18 (Pre-refunded/ETM)	16,365	16,865,278
5.25%, 7/01/21 (Pre-refunded/ETM)	5,000	5,371,900
Golden State Tobacco Securitization Corp. (Golden State Tobacco Securitization Corp. Lease) Series 2013A 5.00%, 6/01/19	1,225	1,307,185

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009E 5.00%, 5/01/21	$1,280	$1,359,309

		24,903,672

Colorado – 0.1%
City & County of Denver CO (United Airlines, Inc.) 5.00%, 10/01/32	2,425	2,639,297

District of Columbia – 0.4%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/19-10/01/21	5,795	6,281,681

Florida – 1.2%
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/17	1,305	1,305,000
County of Miami-Dade FL Aviation Revenue Series 2009A 5.75%, 10/01/20	1,680	1,832,292
Durbin Crossing Community Development District Series 2006-1 5.25%, 11/01/15(b)(f)(g)(h)	2,007	410,523
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(b)(f)(g)(h)	185	62,900
Series 2010A-1 6.125%, 5/01/35(b)	70	70,093
Series 2010A-2 6.125%, 5/01/35(b)	175	175,231
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23(b)	475	485,901
State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/18	16,355	16,828,804
Volusia County School Board COP Series 2014B 5.00%, 8/01/26	1,000	1,186,340

		22,357,084

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Guam – 0.1%
Guam Department of Education COP Series 2010A 6.00%, 12/01/20	$1,335	$1,378,654

Illinois – 2.0%
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	5,090	5,438,461
State of Illinois Series 2012 5.00%, 3/01/21-8/01/25	13,135	14,144,132
Series 2013 5.50%, 7/01/25	7,435	8,198,277
Series 2014 5.00%, 5/01/24	2,540	2,779,243
Series 2016 5.00%, 2/01/24	4,200	4,594,506
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(b)(f)(g)(h)	1,307	256,825

		35,411,444

Indiana – 0.6%
Indiana Bond Bank (JPMorgan Chase & Co.) Series 2007A 5.25%, 10/15/18-10/15/21	10,745	11,689,869

Louisiana – 0.0%
Juban Parc Community Development District Series 2006 5.15%, 10/01/14(b)(f)(g)(h)	1,155	323,400
Whispering Spring Community Development District Series 2006 5.20%, 10/01/21(b)(f)(g)(i)	1,500	292,500

		615,900

Massachusetts – 0.6%
Commonwealth of Massachusetts NATL Series 2000D 1.65%, 12/01/30(e)	275	255,665
NATL Series 2000E 1.635%, 12/01/30(e)	2,300	2,137,942

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

NATL Series 2000F 1.65%, 12/01/30(e)	$8,475	$7,877,911

		10,271,518

Michigan – 0.2%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System) Series 2012A 5.00%, 7/01/22	2,985	3,395,557

Nevada – 0.4%
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) AGM Series 2009C 5.00%, 7/01/23	7,400	7,891,878

New Jersey – 2.4%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011G 5.00%, 9/01/21	3,295	3,586,344
Series 2013 5.00%, 3/01/21	2,500	2,725,325
Series 2015X 5.00%, 6/15/19-6/15/21	23,895	26,081,630
Series 2017D 5.00%, 6/15/30(a)	2,000	2,225,600
New Jersey Transportation Trust Fund Authority Series 2012A 5.00%, 6/15/22	1,000	1,111,580
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2011A 5.00%, 6/15/21	2,195	2,412,173
AMBAC Series 2005B 5.25%, 12/15/23	4,700	5,402,932
New Jersey Turnpike Authority NATL Series 2000C 1.435%, 1/01/30(e)	100	100,000

		43,645,584

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Ohio – 0.2%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	$1,305	$1,288,179
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33	1,650	1,624,986

		2,913,165

Pennsylvania – 0.8%
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/21	11,405	12,510,373
5.25%, 9/01/23	2,345	2,588,880

		15,099,253

Tennessee – 1.1%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	17,375	19,706,204

Texas – 0.1%
Mission Economic Development Corp. (Natgasoline LLC) Series 2016B 5.75%, 10/01/31(d)	1,000	1,049,060

Washington – 0.7%
Port of Seattle WA Series 2010C 5.00%, 2/01/21	11,085	12,393,252

Total Long-Term Municipal Bonds (cost $1,633,132,370)		1,692,119,025

Short-Term Municipal Notes – 1.0%
New York – 0.4%
New York State Housing Finance Agency (160 Madison Ave LLC) Series 2013A 0.92%, 11/01/46(j)	1,900	1,900,000

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Town of Oyster Bay NY Series 2017B 3.50%, 2/02/18(b)	$1,300	$1,307,722
Series 2017C 2.50%, 6/01/18(b)	3,500	3,512,565

		6,720,287

Texas – 0.6%
State of Texas Series 2017 4.00%, 8/30/18	11,000	11,297,660

Total Short-Term Municipal Notes (cost $18,023,298)		18,017,947

Total Municipal Obligations (cost $1,651,155,668)		1,710,136,972

GOVERNMENTS - TREASURIES – 4.9%
United States – 4.9%
U.S. Treasury Notes 1.625%, 10/31/23	35,000	34,125,000
2.125%, 11/30/23	53,775	53,934,645

Total Governments - Treasuries (cost $87,472,898)		88,059,645

SHORT-TERM INVESTMENTS – 0.2%
Time Deposit – 0.2%
State Street Time Deposit 0.12%, 10/02/17 (cost $4,865,372)	4,865	4,865,372

Total Investments – 99.8% (cost $1,743,493,938)		1,803,061,989
Other assets less liabilities – 0.2%		2,891,079

Net Assets – 100.0%		$1,805,953,068

(a)	When-Issued or delayed delivery security.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.14% of net assets as of September 30, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20	11/13/14	$1,235,000	$1,208,472	0.07%
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 5.25%, 1/01/24	11/13/14	1,250,000	1,179,888	0.07%

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the aggregate market value of these securities amounted to $6,305,145 or 0.3% of net assets.

(e)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2017 and the aggregate market value of these securities amounted to $21,094,509 or 1.17% of net assets.

(f)	Illiquid security.

(g)	Non-income producing security.

(h)	Defaulted matured security.

(i)	Defaulted.

(j)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.9% and 0.0%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

COP – Certificate of Participation

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

SRF – State Revolving Fund

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

September 30, 2017

	California Municipal Portfolio		Diversified Municipal Portfolio		New York Municipal Portfolio
Assets
Investments in securities, at value	$1,251,665,409		$6,907,020,368		$1,803,061,989
Due from custodian	1,465		– 0	–	– 0	–
Receivables:
Interest	16,186,433		76,651,722		19,835,064
Investment securities sold	– 0	–	450,000		– 0	–
Capital shares sold	942,591		10,169,007		612,331

Total assets	1,268,795,898		6,994,291,097		1,823,509,384

Liabilities
Payables:
Dividends to shareholders	725,452		3,908,102		1,056,355
Investment securities purchased	2,229,060		25,964,795		11,603,799
Capital shares redeemed	1,240,719		4,276,081		3,815,948
Management fee	430,976		1,942,971		599,771
Shareholder servicing fee	94,719		442,021		131,409
Distribution fee	31,125		132,421		65,622
Transfer Agent fee	6,851		53,047		10,104
Accrued expenses	224,646		685,371		273,308

Total liabilities	4,983,548		37,404,809		17,556,316

Net Assets	$1,263,812,350		$6,956,886,288		$1,805,953,068

Cost of investments	$1,211,072,590		$6,700,121,513		$1,743,493,938

Net Assets Consist of:
Capital stock, at par	$88,226		$482,125		$128,318
Additional paid-in capital	1,242,716,088		6,796,905,875		1,765,426,030
Undistributed net investment income/(distributions in excess of net investment income)	(200,011)		(690,435)		(68,879)
Accumulated net realized loss on investment transactions	(19,384,772)		(46,710,132)		(19,100,452)
Net unrealized appreciation of investments inflation and interest rate swaps	40,592,819		206,898,855		59,568,051

	$1,263,812,350		$6,956,886,288		$1,805,953,068

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES (continued)

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Calculation of Maximum Offering Price
Municipal Class Shares
Net Assets	$1,150,520,470	$5,377,573,187	$1,595,535,596
Shares of capital stock outstanding	80,316,787	372,637,033	113,363,277

Net asset value and offering price per share	$14.32	$14.43	$14.07

Class A Shares
Net Assets	$83,361,402	$342,340,474	$141,324,719
Shares of capital stock outstanding	5,819,294	23,705,414	10,044,147

Net asset value and redemption price per share	$14.33	$14.44	$14.07
Sales charge – 3.00% for public offering price	0.44	0.45	0.44

Maximum offering price	$14.77	$14.89	$14.51

Class B Shares
Net Assets		$30,665	$3,791
Shares of capital stock outstanding		2,124	269.57

Net asset value and offering price per share		$14.44	$14.06

Class C Shares
Net Assets	$17,027,704	$73,746,234	$42,821,583
Shares of capital stock outstanding	1,188,895	5,108,541	3,043,053

Net asset value and offering price per share	$14.32	$14.44	$14.07

Advisor Class Shares
Net Assets	$12,902,774	$1,163,195,728	$26,267,379
Shares of capital stock outstanding	900,819	80,671,815	1,867,502

Net asset value and offering price per share	$14.32	$14.42	$14.07

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended September 30, 2017

California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Investment Income
Income:
Interest	$32,964,837	$171,933,660	$47,641,231
Other income	1,807	645	394

Total income	32,966,644	171,934,305	47,641,625

Expenses:
Management fee (see Note 2A)	5,421,597	25,006,899	7,592,758
Shareholder servicing fee (see Note 2B)	1,118,392	5,274,036	1,557,199
Custodian fee	201,318	312,319	209,618
Transfer Agent fee – Non-Retail Class	26,410	121,303	42,300
Transfer Agent fee – Class A	28,949	410,225	59,056
Transfer Agent fee – Class B	– 0	–	98	16
Transfer Agent fee – Class C	6,996	98,076	19,144
Transfer Agent fee – Advisor Class	3,201	1,207,494	6,057
Distribution fees – Class A	213,571	945,606	388,659
Distribution fees – Class B	– 0	–	611	33
Distribution fees – Class C	204,052	898,529	492,769
Printing fees	14,708	208,281	44,181
Legal fees	26,597	131,980	39,197
Registration fees	25,579	176,733	53,928
Auditing and tax fees	46,774	212,065	62,417
Directors’ fees and expenses	48,480	269,610	69,962
Miscellaneous	52,045	115,847	59,962

Total expenses	7,438,669	35,389,712	10,697,256

Net investment income	25,527,975	136,544,593	36,944,369

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(4,525,942)	(17,954,301)	(6,462,398)
Swaps	1,698,906	5,805,198	2,041,027

Net realized loss on investment transactions	(2,827,036)	(12,149,103)	(4,421,371)

Net change in unrealized appreciation/depreciation of:
Investments	(19,505,239)	(99,437,992)	(27,707,420)
Swaps	(577,906)	(2,883,856)	(560,070)

Net change in unrealized appreciation/depreciation of investments	(20,083,145)	(102,321,848)	(28,267,490)

Net realized and unrealized loss on investment transactions	(22,910,181)	(114,470,951)	(32,688,861)

Contributions from affiliates (see Note 2A)	– 0	–	1,199	– 0	–

Net Increase in Net Assets Resulting from Operations	$2,617,794	$22,074,841	$4,255,508

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

California Municipal Portfolio
Year Ended 9/30/17	Year Ended 9/30/16
Increase (Decrease) in Net Assets from Operations:
Net investment income	$25,527,975	$24,738,825
Net realized gain (loss) on investment transactions	(2,827,036)	851,852
Net change in unrealized appreciation/depreciation of investments	(20,083,145)	14,402,392

Net increase in net assets resulting from operations	2,617,794	39,993,069
Dividends to shareholders:
Dividends from net investment income
California Municipal Class	(23,441,848)	(22,580,641)
Class A	(1,625,269)	(1,738,053)
Class B	– 0	–	(13)
Class C	(236,025)	(247,573)
Adviser Class(a)	(198,549)	(660)

Total dividends to shareholders	(25,501,691)	(24,566,940)

Capital-share transactions:
Net proceeds from sales of shares	271,327,369	240,152,903
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	19,959,923	19,316,733

Total proceeds from shares sold	291,287,292	259,469,636
Cost of shares redeemed	(241,903,758)	(188,439,140)

Net increase in net assets from capital-share transactions	49,383,534	71,030,496

Net increase in net assets	26,499,637	86,456,625
Net Assets:
Beginning of period	1,237,312,713	1,150,856,088

End of period(b)	$1,263,812,350	$1,237,312,713

(b) Includes distributions in excess of net investment income of:	$(200,011)	$(195,106)

(a)	Commenced distribution on July 25, 2016

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

Diversified Municipal Portfolio
Year Ended 9/30/17	Year Ended 9/30/16
Increase (Decrease) in Net Assets from Operations:
Net investment income	$136,544,593	$131,054,093
Net realized loss on investment transactions	(12,149,103)	(4,779,817)
Net change in unrealized appreciation/depreciation of investments	(102,321,848)	93,316,319
Contributions from affiliates (see Note 2A)	1,199	– 0	–

Net increase in net assets resulting from operations	22,074,841	219,590,595
Dividends to shareholders:
Dividends from net investment income
Municipal Class	(106,556,662)	(99,595,708)
Class A	(6,628,548)	(7,954,233)
Class B	(581)	(833)
Class C	(900,980)	(1,097,427)
Adviser Class	(22,331,430)	(22,148,426)

Total dividends to shareholders	(136,418,201)	(130,796,627)

Capital-share transactions:
Net proceeds from sales of shares	1,504,757,972	1,496,406,797
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	111,236,436	106,411,936

Total proceeds from shares sold	1,615,994,408	1,602,818,733
Cost of shares redeemed	(1,508,626,543)	(1,257,100,824)

Net increase in net assets from capital-share transactions	107,367,865	345,717,909

Net increase (decrease) in net assets	(6,975,495)	434,511,877
Net Assets:
Beginning of period	6,963,861,783	6,529,349,906

End of period(a)	$6,956,886,288	$6,963,861,783

(a) Includes distributions in excess of net investment income of:	$(690,435)	$(687,630)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	New York Municipal Portfolio
	Year Ended 9/30/17	Year Ended 9/30/16
Increase (Decrease) in Net Assets from Operations:
Net investment income	$36,944,369	$38,029,350
Net realized loss on investment transactions	(4,421,371)	(2,432,991)
Net change in unrealized appreciation/depreciation of investments	(28,267,490)	30,298,759

Net increase in net assets resulting from operations	4,255,508	65,895,118
Dividends to shareholders:
Dividends from net investment income
Municipal Class	(32,912,729)	(33,227,597)
Class A	(2,976,844)	(3,649,054)
Class B	(24)	(233)
Class C	(573,310)	(723,446)
Adviser Class(a)	(344,630)	(764)

Total dividends to shareholders	(36,807,537)	(37,601,094)

Capital-share transactions:
Net proceeds from sales of shares	339,506,060	299,427,847
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	28,990,168	29,710,543

Total proceeds from shares sold	368,496,228	329,138,390
Cost of shares redeemed	(332,118,956)	(246,824,003)

Net increase in net assets from capital-share transactions	36,377,272	82,314,387

Net increase in net assets	3,825,243	110,608,411
Net Assets:
Beginning of period	1,802,127,825	1,691,519,414

End of period(b)	$1,805,953,068	$1,802,127,825

(b) Includes distributions in excess of net investment income of:	$(68,879)	$(57,728)

(a)	Commenced distribution on July 25, 2016

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

September 30, 2017

NOTE 1.

Organization and Significant Accounting Policies

The AB Intermediate Municipal Class A, B, C and Advisor Class shares are (collectively, the “Intermediate Municipal Retail Classes”) shares of three Portfolios of the Sanford C. Bernstein Fund, Inc. (the “Fund”): California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (collectively, “Intermediate Municipal Portfolios” or “Portfolios”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 15 series each with its own investment objective. Effective July 25, 2016, California Municipal Portfolio and New York Municipal Portfolio commenced offering of Advisor Class Shares. Effective June 26, 2015, Diversified Municipal Portfolio commenced offering of Advisor Class Shares. Class T shares have been authorized but currently are not offered. Class A shares of the Portfolios are sold with a front-end sales charge of up to 3% for purchases up to $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Effective October 4, 2016 sales of Class B shares of California Municipal Portfolio to new and existing investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. These financial statements include only the Intermediate Municipal Portfolios. The financial highlights of the Municipal Class shares are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which

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require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and

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asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of securities trading in such markets. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

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•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2017:

California Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,127,574,653		$23,859,247	(c)	$1,151,433,900
Short-Term Municipal Notes		– 0	–	30,935,124		– 0	–	30,935,124
Governments – Treasuries		– 0	–	61,454,271		– 0	–	61,454,271
Short-Term Investments		– 0	–	7,842,114		– 0	–	7,842,114

Total Investments in Securities		– 0	–	1,227,806,162		23,859,247		1,251,665,409
Other Financial Instruments(a)		– 0	–	– 0	–	– 0	–	– 0	–

Total(b)	$	– 0	–	$1,227,806,162		$23,859,247		$1,251,665,409

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Diversified Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$6,044,794,756		$71,131,365		$6,115,926,121
Short-Term Municipal Notes		– 0	–	411,509,568		– 0	–	411,509,568
Governments – Treasuries		– 0	–	343,686,358		– 0	–	343,686,358
Short-Term Investments		– 0	–	35,898,321		– 0	–	35,898,321

Total Investments in Securities		– 0	–	6,835,889,003		71,131,365		6,907,020,368
Other Financial Instruments(a)		– 0	–	– 0	–	– 0	–	– 0	–

Total(b)	$	– 0	–	$6,835,889,003		$71,131,365		$6,907,020,368

New York Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,665,035,408		$27,083,617		$1,692,119,025
Short-Term Municipal Notes		– 0	–	13,197,660		4,820,287		18,017,947
Governments – Treasuries		– 0	–	88,059,645		– 0	–	88,059,645
Short-Term Investments		– 0	–	4,865,372		– 0	–	4,865,372

Total Investments in Securities		– 0	–	1,771,158,085		31,903,904		1,803,061,989
Other Financial Instruments(a)		– 0	–	– 0	–	– 0	–	– 0	–

Total(b)	$	– 0	–	$1,771,158,085		$31,903,904		$1,803,061,989

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include credit default swaps which are valued at market value.

(b)	There were no transfers between any levels during the reporting period.

(c)	The Portfolio held securities with zero market value at period end.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

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The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

California Municipal Portfolio	Long-Term Municipal Bonds(a)		Total
Balance as of 9/30/16	$27,865,539		$27,865,539
Accrued discounts/(premiums)	(215,426)		(215,426)
Realized gain (loss)	(2,754,395)		(2,754,395)
Change in unrealized appreciation/depreciation	2,314,734		2,314,734
Purchases	3,964,930		3,964,930
Sales	(7,316,135)		(7,316,135)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 9/30/17	$23,859,247		$23,859,247

Net change in unrealized appreciation/depreciation from investments held as of 9/30/17(b)	$(398,500)		$(398,500)

Diversified Municipal Portfolio	Long-Term Municipal Bonds		Total
Balance as of 9/30/16	$67,548,218		$67,548,218
Accrued discounts/(premiums)	(301,905)		(301,905)
Realized gain (loss)	(10,731,245)		(10,731,245)
Change in unrealized appreciation/depreciation	7,467,415		7,467,415
Purchases	14,179,399		14,179,399
Sales	(14,420,247)		(14,420,247)
Transfers in to Level 3	7,389,730		7,389,730
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 9/30/17	$71,131,365		$71,131,365

Net change in unrealized appreciation/depreciation from investments held as of 9/30/17(b)	$(920,259)		$(920,259)

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New York Municipal Portfolio	Long-Term Municipal Bonds		Short-Term Municipal Notes			Total
Balance as of 9/30/16	$32,191,291		$	– 0	–	$32,191,291
Accrued discounts/(premiums)	(408,461)			(13,759)		(422,220)
Realized gain (loss)	(3,180,944)					(3,180,944)
Change in unrealized appreciation/depreciation	3,363,805			2,226		3,366,031
Purchases	12,626,863			4,831,820		17,458,683
Sales	(17,508,937)			– 0	–	(17,508,937)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 9/30/17	$27,083,617			$4,820,287		$31,903,904

Net change in unrealized appreciation/depreciation from investments held as of 9/30/17(b)	$183,454			$2,226		$185,680

(a)	The Portfolio held securities with zero market value at period end.

(b)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at September 30, 2017. Securities priced by third party vendors are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

California Municipal Portfolio
	Fair Value at 9/30/17	Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$ – 0 –	Qualitative Assessment		$0.00 / N/A

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and

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modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2017, the Portfolios did not have any unrecognized tax benefits.

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D. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

E. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

F. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent

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differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio, due to the tax treatment of swaps, the tax treatment of defaulted securities, and contributions from adviser are reflected as adjustments to the components of capital as of September 30, 2017, as shown below:

Portfolio	Increase (Decrease) to Additional Paid-in Capital			Increase (Decrease) to Undistributed Net Investment Income (Loss)	Increase (Decrease) to Accumulated Net Realized Gain (Loss) on Investment and Foreign Currency Transactions
California Municipal Portfolio	$	– 0	–	$(31,189)	$31,189
Diversified Municipal Portfolio		(1,199)		(129,197)	130,396
New York Municipal Portfolio		– 0	–	(147,983)	147,983

H. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolios’ ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

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Effective January 27, 2017, the California Municipal and New York Municipal Portfolios pay the Adviser an investment management fee at an annual rate of 0.425% of the first $1 billion, 0.375% of the next $2 billion, 0.325% of the next $2 billion and 0.275% in excess of $5 billion of the average daily net assets of the Portfolios. The Diversified Municipal Portfolio pays the Adviser an investment management fee at an annual rate of 0.425% of the first $1 billion, 0.375% of the next $2 billion, 0.325% of the next $2 billion, 0.275% of the next $2 billion and 0.225% in excess of $7 billion of the average daily net assets of the Portfolio. Prior to January 27, 2017, the California Municipal and New York Municipal Portfolios paid the Adviser an investment management fee at an annual rate of 0.50% of the first $1 billion, 0.45% of the next $2 billion, 0.40% of the next $2 billion and 0.35% in excess of $5 billion of the average daily net assets of the Portfolios. The Diversified Municipal Portfolio pays the Adviser an investment management fee at an annual rate of 0.50% of the first $1 billion, 0.45% of the next $2 billion, 0.40% of the next $2 billion, 0.35% of the next $2 billion and 0.30% in excess of $7 billion of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly.

During the year ended September 30, 2017, the Adviser reimbursed the Diversified Municipal Portfolio $1,199 for trading losses incurred due to trade entry errors.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Intermediate Municipal Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Intermediate Municipal Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended September 30, 2017, the compensation retained by ABIS amounted to: California Municipal Portfolio, $18,083; Diversified Municipal Portfolio, $371,049; and New York Municipal Portfolio, $27,568.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from

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them with respect to voting their fund shares. This agreement applies only to the Municipal Class shares of the Portfolios. Under the agreement, the fee paid by each of the Municipal Class shares to the Adviser for services under this agreement is at an annual rate of 0.10% of the average daily net assets of each Portfolio attributable to the respective class during the month.

C. Distribution Arrangements—Municipal Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Municipal Class shares of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Municipal Class shares of the Portfolios. This agreement does not apply to the Intermediate Municipal Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Intermediate Municipal Retail Classes

The Intermediate Municipal Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30% of each Portfolio’s average daily net assets attributable to the Intermediate Municipal Class A shares and 1% of each Intermediate Municipal Portfolio’s average daily net assets attributable to both Class B and Class C shares. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of 0.25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. There are no distribution and servicing fees on the Advisor Class shares. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since commencement of the Portfolios’ operations, the Retail Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
California Municipal	$507,022	$1,319,396
Diversified Municipal	455,544	3,163,386
New York Municipal	743,251	2,363,922

There are no distribution and servicing fees on the Advisor Class Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a

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shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E. Other Transactions with Affiliates

The Retail Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares for the year ended September 30, 2017, as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A	Class C
California Municipal	$ – 0	–	$17,535	$1,394
Diversified Municipal	56		35,725	7,896
New York Municipal	– 0	–	4,240	4,342

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the year ended September 30, 2017, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
California Municipal	$196,016,183	$87,406,584	$135,428,769	$76,561,231
Diversified Municipal	1,326,007,768	514,175,257	1,092,742,508	508,178,350
New York Municipal	338,338,629	133,344,905	269,296,833	133,029,632

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

	Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Portfolio		Appreciation	(Depreciation)
California Municipal	$1,211,072,590	$41,851,029	$(1,258,210)	$40,592,819
Diversified Municipal	6,700,121,513	223,257,505	(16,358,650)	206,898,855
New York Municipal	1,743,493,938	63,843,207	(4,275,156)	59,568,051

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B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolios, as well as the methods in which it may be used are:

•	Swaps

Each Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies and for other purposes discussed below. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

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Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolios may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolios anticipate purchasing at a later date. Interest rate swaps involve the exchange by a Portfolios with another

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party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2017, the Portfolios held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value (“NAV”) of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended September 30, 2017, the Portfolio held inflation (CPI) swaps for hedging purposes.

A Portfolio typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by OTC counterparty tables below.

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During the year ended September 30, 2017, the Portfolios had entered into the following derivatives:

California Municipal Portfolio
Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$1,698,906	$(577,906)

Total		$1,698,906	$(577,906)

Diversified Municipal Portfolio
Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$5,805,198	$(2,883,856)

Total		$5,805,198	$(2,883,856)

New York Municipal Portfolio
Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$2,041,027	$(560,070)

Total		$2,041,027	$(560,070)

California Municipal Portfolio
Interest Rate Swaps:
Average notional amount	$24,300,000	(a)
Inflation Swaps:
Average notional amount	$24,710,000	(b)

(a)	Positions were open for five months during the year.

(b)	Positions were open for one month during the year.

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Diversified Municipal Portfolio
Interest Rate Swaps:
Average notional amount	$102,857,143	(a)
Inflation Swaps:
Average notional amount	$139,100,000	(b)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$163,500,000	(c)

(a)	Positions were open for six months during the year.

(b)	Positions were open for one month during the year.

(c)	Positions were open for three months during the year.

New York Municipal Portfolio
Interest Rate Swaps:
Average notional amount	$51,028,571	(a)
Inflation Swaps:
Average notional amount	$35,955,000	(b)

(a)	Positions were open for six months during the year.

(b)	Positions were open for one month during the year.

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2017 and September 30, 2016 were as follows:

California Municipal Portfolio	2017		2016
Distributions paid from:
Ordinary income	$1,112,617		$412,433
Net long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	1,112,617		412,433
Tax exempt distributions	24,389,074		24,154,507

Total distributions paid	$25,501,691		$24,566,940

Diversified Municipal Portfolio
Distributions paid from:
Ordinary income	$6,527,462		$3,460,879
Net long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	6,527,462		3,460,879
Tax exempt distributions	129,890,739		127,335,748

Total distributions paid	$136,418,201		$130,796,627

New York Municipal Portfolio
Distributions paid from:
Ordinary income	$1,619,735		$588,980
Net long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	1,619,735		588,980
Tax exempt distributions	35,187,802		37,012,114

Total distributions paid	$36,807,537		$37,601,094

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As of September 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income(a)	Accumulated Capital and Other Losses	Unrealized Appreciation	Total Accumulated Earnings/ (Deficit)(b)
California Municipal	$525,441	$(19,384,772)	$40,592,819	$21,733,488
Diversified Municipal	3,217,667	(46,710,133)	206,898,855	163,406,389
New York Municipal	987,475	(19,100,452)	59,568,051	41,455,074

(a)	Includes tax exempt income as shown below:

California Municipal	$525,441
Diversified Municipal	3,217,667
New York Municipal	987,475

(b)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of interest on defaulted securities and dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2017, the following Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount	Expiration
California Municipal	$ 2,406,179	n/a	2019
California Municipal	802,943	$ 16,175,650	No expiration
Diversified Municipal	5,545,006	41,165,127	No expiration
New York Municipal	2,260,090	16,840,362	No expiration

NOTE 5.

Risks Involved in Investing in the Portfolios

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. A Portfolio will experience

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increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a Portfolio that invests largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, been down-graded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. The New York Municipal Portfolio and

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California Municipal Portfolios invest primarily in securities issued by the State of New York and California, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities. With the financial services sector contributing over one-fifth of New York State’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets such as occurred in 2008-2009. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. In addition, recent proposals in Congress regarding tax reform could have a material impact on the value of municipal securities. Changes in tax rates or the treatment of income from municipal securities, among other things, and could negatively affect the municipal securities markets.

The Portfolios may invest in the municipal securities of Puerto Rico and other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn in the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The California Municipal and New York Municipal Portfolios are not “diversified”. This means that the Portfolios can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

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Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolios are subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will

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apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk—The Portfolios are subject to market risk, which is the risk that stock or bond prices in general may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. The US government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets . Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Further Federal Reserve or other US or non-US governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Tax Risk—There is no guarantee that the income on a Municipal Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse

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interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The U.S. Congress is currently considering changes to U.S. federal tax law that may have a negative impact on certain types of municipal securities, such as private activity bonds, or may otherwise make investments in municipal bonds less attractive.

Lower-Rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown.

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However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 15.5 billion shares of common stock, par value $0.001 per share, of which of which 5.5 billion shares are allocated to the California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio. The allocation is as follows:

	Allocation of Shares (in Millions)
Portfolio	Bernstein Class Shares	Retail Class A Shares	Retail Class B Shares	Retail Class C Shares	Retail Advisor Class Shares	Retail Class T Shares	Total
California Municipal	200	200	200	200	200	300	1,300
Diversified Municipal	800	400	400	400	400	300	2,700
New York Municipal	400	200	200	200	200	300	1,500

Share transactions for each Portfolio for the years ended September 30, 2017 and September 30, 2016, were as follows:

	California Municipal Portfolio
	Shares		Amount
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/17	Year Ended 9/30/16

Municipal Class Shares
Shares sold	14,133,796	13,575,919	$202,035,648	$197,583,765

Shares issued to shareholders on reinvestment of dividends	1,314,669	1,244,235	18,770,778	18,101,761

Shares redeemed	(11,849,010)	(10,093,020)	(169,177,542)	(146,868,857)

Net increase	3,599,455	4,727,134	$51,628,884	$68,816,669

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	California Municipal Portfolio
	Shares				Amount
	Year Ended 9/30/17		Year Ended 9/30/16		Year Ended 9/30/17			Year Ended 9/30/16

Class A Shares
Shares sold	3,145,839		2,523,327			$44,748,351		$36,648,566

Shares issued to shareholders on reinvestment of dividends	66,438		73,059			948,442		1,063,018

Shares converted from Class B	– 0	–	98			– 0	–	1,418

Shares converted from Class C	317,574		– 0	–		4,532,026		– 0	–

Shares redeemed	(4,032,757)		(2,677,244)			(57,250,056)		(38,847,860)

Net decrease	(502,906)		(80,760)			$(7,021,237)		$(1,134,858)

Class B Shares(a)
Shares issued to shareholders on reinvestment of dividends	– 0	–	1		$	– 0	–	$4

Shares converted to Class A	– 0	–	(98)			– 0	–	(1,418)

Shares redeemed	– 0	–	(59)			– 0	–	(851)

Net increase (decrease)	– 0	–	(156)		$	– 0	–	$(2,265)

Class C Shares
Shares sold	248,462		182,196			$3,533,756		$2,653,630

Shares issued to shareholders on reinvestment of dividends	10,655		10,449			152,029		151,939

Shares converted to Class A	(317,574)		– 0	–		(4,532,026)		– 0	–

Shares redeemed	(279,061)		(187,143)			(3,973,403)		(2,720,040)

Net increase (decrease)	(337,518)		5,502			$(4,819,644)		$85,529

Advisor Class Shares(b)
Shares sold	1,157,076		223,817			$16,477,588		$3,265,524

Shares issued to shareholders on reinvestment of dividends	6,212		– 0	–		88,674		– 0	–

Shares redeemed	(486,279)		(7)			(6,970,731)		(103)

Net increase	677,009		223,810			$9,595,531		$3,265,421

(a)	Class B was redeemed on September 30, 2016.

(b)	Commenced distribution on July 25, 2016.

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Diversified Municipal Portfolio
Shares	Amount
Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/17	Year Ended 9/30/16

Municipal Class Shares
Shares sold	73,074,749	73,025,362	$1,050,177,361	$1,069,775,380

Shares issued to shareholders on reinvestment of dividends and distributions	5,954,553	5,450,268	85,589,664	79,758,424

Shares redeemed	(66,104,006)	(54,647,716)	(949,455,532)	(799,860,113)

Net increase	12,925,296	23,827,914	$186,311,493	$349,673,691

Class A Shares
Shares sold	7,682,832	8,473,655	$110,171,391	$124,107,517

Shares issued to shareholders on reinvestment of dividends and distributions	303,037	345,098	4,356,491	5,054,561

Shares converted from Class B	2,531	1,429	36,721	20,778

Shares converted from Class C	641,949	– 0	–	9,232,031	– 0	–

Shares redeemed	(15,637,557)	(11,233,300)	(224,297,017)	(164,386,563)

Net decrease	(7,007,208)	(2,413,118)	$(100,500,383)	$(35,203,707)

Class B Shares
Shares sold	45	632	$641	$9,253

Shares issued to shareholders on reinvestment of dividends and distributions	22	36	321	531

Shares converted to Class A	(2,531)	(1,429)	(36,721)	(20,778)

Shares redeemed	(747)	(550)	(10,893)	(8,079)

Net decrease	(3,211)	(1,311)	$(46,652)	$(19,073)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Diversified Municipal Portfolio
	Shares			Amount
	Year Ended 9/30/17	Year Ended 9/30/16		Year Ended 9/30/17	Year Ended 9/30/16

Class C Shares
Shares sold	453,469	882,748		$6,489,789	$12,919,718

Shares issued to shareholders on reinvestment of dividends and distributions	44,863	52,605		644,691	770,281

Shares converted to Class A	(641,948)	– 0	–	(9,232,031)	– 0	–

Shares redeemed	(2,150,804)	(1,609,958)		(30,828,313)	(23,575,186)

Net decrease	(2,294,420)	(674,605)		$(32,925,864)	$(9,885,187)

Advisor Class Shares
Shares sold	22,895,764	19,797,475		$328,650,038	$289,574,151

Shares issued to shareholders on reinvestment of dividends and distributions	1,437,483	1,424,398		20,645,269	20,828,139

Shares redeemed	(20,573,869)	(18,394,395)		(294,766,036)	(269,250,105)

Net increase	3,759,378	2,827,478		$54,529,271	$41,152,185

	New York Municipal Portfolio
	Shares		Amount
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/17	Year Ended 9/30/16

Municipal Class Shares
Shares sold	19,091,535	17,677,991	$267,503,221	$252,494,375

Shares issued to shareholders on reinvestment of dividends and distributions	1,873,246	1,861,604	26,272,260	26,572,160

Shares redeemed	(16,463,233)	(13,206,489)	(230,874,702)	(188,605,560)

Net increase	4,501,548	6,333,106	$62,900,779	$90,460,975

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NOTES TO FINANCIAL STATEMENTS (continued)

New York Municipal Portfolio
Shares	Amount
Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/17	Year Ended 9/30/16

Class A Shares
Shares sold	2,035,461	2,479,418	$28,533,394	$35,344,202

Shares issued to shareholders on reinvestment of dividends and distributions	145,234	179,724	2,035,945	2,564,308

Shares converted from Class B	937	764	13,389	10,873

Shares converted from Class C	278,265	– 0	–	3,901,274	– 0	–

Shares redeemed	(5,079,985)	(3,279,359)	(71,109,393)	(46,696,588)

Net decrease	(2,620,088)	(619,453)	$(36,625,391)	$(8,777,205)

Class B Shares
Shares sold	115	– 0	–	$1,626	$	– 0	–

Shares issued to shareholders on reinvestment of dividends and distributions	2	15	24	214

Shares converted to Class A	(938)	(765)	(13,389)	(10,873)

Shares redeemed	– 0	–	– 0	–(a)	– 0	–	(15)

Net decrease	(821)	(750)	$(11,739)	$(10,674)

Class C Shares
Shares sold	318,936	584,599	$4,452,161	$8,347,471

Shares issued to shareholders on reinvestment of dividends and distributions	31,105	40,226	435,980	573,861

Shares converted to Class A	(278,265)	– 0	–	(3,901,274)	– 0	–

Shares redeemed	(995,117)	(805,052)	(13,921,339)	(11,503,952)

Net decrease	(923,341)	(180,227)	$(12,934,472)	$(2,582,620)

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NOTES TO FINANCIAL STATEMENTS (continued)

	New York Municipal Portfolio
	Shares			Amount
	Year Ended 9/30/17	Year Ended 9/30/16		Year Ended 9/30/17	Year Ended 9/30/16

Advisor Class Shares(b)
Shares sold	2,507,684	225,620		$35,100,995	$3,230,926

Shares issued to shareholders on reinvestment of dividends and distributions	17,539	– 0	–	245,959	– 0	–

Shares redeemed	(882,851)	(490)		(12,298,859)	(7,015)

Net increase	1,642,372	225,130		$23,048,095	$3,223,911

(a)	Share amount is less than one full share.

(b)	Commenced distribution on July 25, 2016

NOTE 7. Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 8. Subsequent Event

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Class A
	Year Ended September 30,
	2017	2016		2015	2014	2013

Net asset value, beginning of period	$ 14.59	$ 14.40		$ 14.49	$ 14.29	$ 14.91

Income From Investment Operations
Net investment income†	.27	.28	^	.29	.30	.34
Net realized and unrealized gain (loss) on investment transactions	(.26)	.19		(.09)	.20	(.61)

Total from investment operations	.01	.47		.20	.50	(.27)

Less: Dividends
Dividends from net investment income	(.27)	(.28)		(.29)	(.30)	(.35)

Net asset value, end of period	$ 14.33	$ 14.59		$ 14.40	$ 14.49	$ 14.29

Total Return
Total investment return based on net asset value(a)	.04%	3.24	%^	1.41%	3.53%	(1.88)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$83,361	$92,258		$92,211	$117,157	$120,384
Average net assets (000 omitted)	$85,429	$92,455		$105,062	$115,483	$127,613
Ratio to average net assets of:
Expenses	.76%	.83%		.83%+	.87%	.87%
Net investment income	1.90%	1.89	%^	2.02%+	2.09%	2.34%
Portfolio turnover rate	17%	12%		16%	10%	23%

See footnote summary on page 139.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Class C
	Year Ended September 30,
	2017	2016		2015	2014	2013

Net asset value, beginning of period	$ 14.59	$ 14.40		$ 14.49	$ 14.29	$ 14.91

Income From Investment Operations
Net investment income†	.17	.17	^	.19	.20	.24
Net realized and unrealized gain (loss) on investment transactions	(.28)	.19		(.09)	.20	(.62)

Total from investment operations	(.11)	.36		.10	.40	(.38)

Less: Dividends
Dividends from net investment income	(.16)	(.17)		(.19)	(.20)	(.24)

Net asset value, end of period	$ 14.32	$ 14.59		$ 14.40	$ 14.49	$ 14.29

Total Return
Total investment return based on net asset value(a)	(.71)%	2.48	%^	.67%	2.81%	(2.55)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$17,028	$22,273		$21,901	$23,036	$28,103
Average net assets (000 omitted)	$20,405	$21,831		$22,305	$25,026	$29,066
Ratio to average net assets of:
Expenses	1.52%	1.58%		1.57%+	1.57%	1.56%
Net investment income	1.16%	1.15	%^	1.29%+	1.39%	1.66%
Portfolio turnover rate	17%	12%		16%	10%	23%

See footnote summary on page 139.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Advisor Class
	Year Ended September 30, 2017	July 25, 2016(b) to September 30, 2016

Net asset value, beginning of period	$ 14.59	$ 14.65

Income From Investment Operations
Net investment income†	.31	.05	^
Net realized and unrealized gain (loss) on investment transactions	(.27)	(.06)

Total from investment operations	.04	(.01)

Less: Dividends
Dividends from net investment income	(.31)	(.05)

Net asset value, end of period	$ 14.32	$ 14.59

Total investment return based on net asset value(a)	.30%	(.04	)%^
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$12,903	$3,266
Average net assets (000 omitted)	$9,154	$204
Ratio to average net assets of:
Expenses	.49%	.85	%*
Net investment income	2.17%	1.77	%^*
Portfolio turnover rate	17%	12%

See footnote summary on page 139.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class A
Year Ended September 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 14.68	$ 14.48	$ 14.54	$ 14.36	$ 14.92

Income From Investment Operations
Net investment income†	.25	.25	^	.26	.29	.34
Net realized and unrealized gain (loss) on investment transactions	(.24)	.20	(.06)	.18	(.53)
Contributions from Affiliates	(.00	)(c)	– 0	–	– 0	–	– 0	–	– 0	–

Total from investment operations	.01	.45	.20	.47	(.19)

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.25)	(.26)	(.29)	(.35)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	.00	(c)	(.02)

Total dividends and distributions	(.25)	(.25)	(.26)	(.29)	(.37)

Net asset value, end of period	$ 14.44	$ 14.68	$ 14.48	$ 14.54	$ 14.36

Total Return
Total investment return based on net asset value(a)	.11%	3.14	%^	1.40%	3.33%	(1.33)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$342,340	$450,882	$479,736	$1,540,449	$1,108,708
Average net assets (000 omitted)	$378,242	$462,433	$1,459,820	$1,324,941	$819,476
Ratio to average net assets of:
Expenses	.75%	.79%	.83	%+	.86%	.78%
Net investment income	1.75%	1.73	%^	1.80	%+	1.99%	2.34%
Portfolio turnover rate	25%	11%	15%	19%	19%

See footnote summary on page 139.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class B
Year Ended September 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 14.68	$ 14.48	$ 14.54	$ 14.37	$ 14.93

Income From Investment Operations
Net investment income†	.14	.14	^	.15	.20	.24
Net realized and unrealized gain (loss) on investment transactions	(.24)	.20	(.06)	.16	(.54)

Total from investment operations	(.10)	.34	.09	.36	(.30)

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.14)	(.15)	(.19)	(.24)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	.00	(c)	(.02)

Total dividends and distributions	(.14)	(.14)	(.15)	(.19)	(.26)

Net asset value, end of period	$ 14.44	$ 14.68	$ 14.48	$ 14.54	$ 14.37

Total Return
Total investment return based on net asset value(a)	(.69)%	2.34	%^	.64%	2.52%	(2.02)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$31	$78	$96	$113	$382
Average net assets (000 omitted)	$61	$88	$104	$228	$477
Ratio to average net assets of:
Expenses	1.56%	1.57%	1.59	%+	1.55%	1.49%
Net investment income	.95%	.95	%^	1.05	%+	1.39%	1.66%
Portfolio turnover rate	25%	11%	15%	19%	19%
See footnote summary on page 139.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class C
Year Ended September 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 14.68	$ 14.48	$ 14.54	$ 14.36	$ 14.92

Income From Investment Operations
Net investment income†	.14	.14	^	.16	.19	.24
Net realized and unrealized gain (loss) on investment transactions	(.24)	.20	(.06)	.18	(.54)
Contributions from Affiliates	(.00	)(c)	– 0	–	– 0	–	– 0	–	– 0	–

Total from investment operations	(.10)	.34	.10	.37	(.30)

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.14)	(.16)	(.19)	(.24)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	.00	(c)	(.02)

Total dividends and distributions	(.14)	(.14)	(.16)	(.19)	(.26)

Net asset value, end of period	$ 14.44	$ 14.68	$ 14.48	$ 14.54	$ 14.36

Total Return
Total investment return based on net asset value(a)	(.64)%	2.37	%^	.66%	2.62%	(2.02)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$73,746	$108,640	$116,939	$134,435	$166,410
Average net assets (000 omitted)	$89,853	$113,511	$125,295	$149,054	$183,114
Ratio to average net assets of:
Expenses	1.50%	1.55%	1.57	%+	1.55%	1.48%
Net investment income	1.00%	.98	%^	1.07	%+	1.33%	1.65%
Portfolio turnover rate	25%	11%	15%	19%	19%

See footnote summary on page 139.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Advisor Class
	Year Ended September 30,			June 26, 2015(b) to September 30, 2015
	2017	2016

Net asset value, beginning of period	$ 14.66	$ 14.47		$ 14.35

Income From Investment Operations
Net investment income†	.29	.29	^	.08
Net realized and unrealized gain (loss) on investment transactions	(.24)	.19		.13	††

Total from investment operations	.05	.48		.21

Less: Dividends
Dividends from net investment income	(.29)	(.29)		(.09)

Net asset value, end of period	$ 14.42	$ 14.66		$ 14.47

Total investment return based on net asset value(a)	.36%	3.36	%^	1.40%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,163,196	$1,127,335		$1,071,776
Average net assets (000 omitted)	$1,112,997	$1,108,033		$380,380
Ratio to average net assets of:
Expenses	.50%	.56%		.47	%+*
Net investment income	2.01%	1.96	%^	2.19	%+*
Portfolio turnover rate	25%	11%		15%

See footnote summary on page 139.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class A
Year Ended September 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 14.33	$ 14.10	$ 14.16	$ 14.04	$ 14.66

Income From Investment Operations
Net investment income†	.27	.29	^	.31	.32	.35
Net realized and unrealized gain (loss) on investment transactions	(.26)	.23	(.06)	.12	(.61)

Total from investment operations	.01	.52	.25	.44	(.26)

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.29)	(.31)	(.32)	(.35)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.27)	(.29)	(.31)	(.32)	(.36)

Net asset value, end of period	$ 14.07	$ 14.33	$ 14.10	$ 14.16	$ 14.04

Total Return
Total investment return based on net asset value(a)	.08%	3.68	%^	1.80%	3.18%	(1.82)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$141,325	$181,488	$187,256	$209,558	$217,567
Average net assets (000 omitted)	$155,464	$182,379	$201,391	$205,590	$251,554
Ratio to average net assets of:
Expenses	.76%	.82%	.82	%+	.85%	.84%
Net investment income	1.92%	2.03	%^	2.21	%+	2.28%	2.43%
Portfolio turnover rate	23%	17%	17%	11%	17%

See footnote summary on page 139.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class B
Year Ended September 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 14.32	$ 14.09	$ 14.16	$ 14.04	$ 14.65

Income From Investment Operations
Net investment income†	.10	.17	^	.21	.23	.25
Net realized and unrealized gain (loss) on investment transactions	(.25)	.24	(.07)	.11	(.60)

Total from investment operations	(.15)	.41	.14	.34	(.35)

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.18)	(.21)	(.22)	(.25)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.11)	(.18)	(.21)	(.22)	(.26)

Net asset value, end of period	$ 14.06	$ 14.32	$ 14.09	$ 14.16	$ 14.04

Total Return
Total investment return based on net asset value(a)	(1.06)%	2.91	%^	.98%	2.45%	(2.44)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$4	$16	$26	$154	$425
Average net assets (000 omitted)	$3	$19	$118	$300	$506
Ratio to average net assets of:
Expenses	1.93%	1.63%	1.57	%+	1.56%	1.55%
Net investment income	.73%	1.22	%^	1.47	%+	1.60%	1.73%
Portfolio turnover rate	23%	17%	17%	11%	17%

See footnote summary on page 139.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class C
Year Ended September 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 14.33	$ 14.10	$ 14.17	$ 14.05	$ 14.66

Income From Investment Operations
Net investment income†	.16	.18	^	.21	.22	.25
Net realized and unrealized gain (loss) on investment transactions	(.26)	.23	(.07)	.12	(.60)

Total from investment operations	(.10)	.41	.14	.34	(.35)

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.18)	(.21)	(.22)	(.25)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.16)	(.18)	(.21)	(.22)	(.26)

Net asset value, end of period	$ 14.07	$ 14.33	$ 14.10	$ 14.17	$ 14.05

Total Return
Total investment return based on net asset value(a)	(.67)%	2.91	%^	.99%	2.46%	(2.44)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$42,821	$56,849	$58,462	$68,754	$81,041
Average net assets (000 omitted)	$49,277	$57,855	$63,403	$72,947	$92,988
Ratio to average net assets of:
Expenses	1.51%	1.57%	1.55	%+	1.56%	1.55%
Net investment income	1.17%	1.28	%^	1.48	%+	1.58%	1.73%
Portfolio turnover rate	23%	17%	17%	11%	17%

See footnote summary on page 139.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Municipal Portfolio
	Advisor Class
	Year Ended September 30, 2017	July 25, 2016(b) to September 30, 2016

Net asset value, beginning of period	$ 14.33	$ 14.37

Income From Investment Operations
Net investment income†	.30	.06	^
Net realized and unrealized gain (loss) on investment transactions	(.26)	(.04)

Total from investment operations	.04	.02

Less: Dividends
Dividends from net investment income	(.30)	(.06)

Net asset value, end of period	$ 14.07	$ 14.33

Total investment return based on net asset value(a)	.35%	.12	%^
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$26,267	$3,226
Average net assets (000 omitted)	$15,836	$205
Ratio to average net assets of:
Expenses	.50%	.67	%*
Net investment income	2.18%	2.38	%^*
Portfolio turnover rate	23%	17%

†	Based on average shares outstanding.

^	For the year ended September 30, 2016 the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Portfolio	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
California Municipal	$.001	.01%	.01%
Diversified Municipal	.001	.004%	.004%
New York Municipal	.001	.01%	.01%

*	Annualized

††	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)	Commencement of distributions.

(c)	Amount is less than $.005.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and AB Intermediate Municipal Retail Class Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Municipal Portfolio, California Municipal Portfolio, and New York Municipal Portfolio (three of the fifteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) as of September 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 29, 2017

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BOARD OF DIRECTORS

Bart Friedman(1)(2), Chairman

Kathleen Fisher, President

R. Jay Gerken(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Fred S. Cohen, Vice President(3)

R.B. (“Guy”) Davidson III, Vice President(3)

Terrance T. Hults, Vice President(3)

Matthew J. Norton, Vice President(3)

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Emilie D. Wrapp, Secretary

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street

Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

2	Member of the Fair Value Pricing Committee.

3	The day-to-day management of, and investment decisions for, the AB Intermediate Municipal Portfolios are made by the Municipal Bond Investment Team. Messrs. Cohen, Davidson, Hults and Norton are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

†	For the AB Intermediate Municipal Portfolios, Classes A, B and C and Advisor Class shares only.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR DURING THE PAST FIVE YEARS
INTERESTED DIRECTOR
Kathleen Fisher** c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 63 (2017)

Senior Vice President of the Manager with which she has been associated since prior to 2012. She is the Head of Wealth and Investment Strategies of the Manager’s Bernstein Private Wealth Management unit since 2014, leading the team responsible for developing and communicating asset allocation advice and investment strategies for Bernstein’s high-net-worth clients. Since 2013, Ms. Fisher has overseen research on investment planning and wealth transfer issues facing high-net-worth families, endowments and foundations. She has been a National Managing Director of Bernstein since 2009. She joined AB in 2001 as a Senior Portfolio Manager. Prior to joining AB, she spent 15 years at J.P. Morgan, most recently as a managing director advising banks of acquisitions, divestitures and financing techniques. Prior thereto, she held positions at both Morgan Stanley and at the Federal Reserve Bank of New York.

		18	Southwestern Vermont Health Care; and Hildene – The Lincoln Family Home

DISINTERESTED DIRECTORS
Bart Friedman#^ Chairman of the Board 72 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2012.	18	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; Allied World Assurance Holdings; and Ovid Therapeutics, Inc.

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR DURING THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
R. Jay Gerken# 66 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds (2002-2005); Portfolio Manager and Managing Director, Smith Barney Asset Management (1993-2001) and President & CEO, Directions Management of Shearson Lehman, Inc. (1988-1993).	18	Cedar Lawn Corporation; Trustee of the New Jersey Chapter of the Nature Conservancy; Trustee of The United Methodist Foundation of New Jersey; and Associated Banc-Corp

William Kristol# 64 (2013)	Editor, The Weekly Standard since prior to 2012. He is a regular contributor on ABC’s This Week and on ABC’s special events and elections coverage, and appears frequently on other leading political commentary shows.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and The Institute for the Study of War

Debra Perry# 66 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	18	Assurant, Inc.; Genworth Financial, Inc.; Korn/Ferry International; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2014-2016; CNO Financial Group since prior to 2009 until 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR DURING THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Donald K. Peterson# 68 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. from 1994 to 1995. Prior thereto, he was at Nortel from 1976 to 1995.	18	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA; and Member of the Board of TIAA-CREF Trust Company, FSB

*	There is no stated term of office for the Directors.

**	Ms. Fisher is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

***	The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Kathleen Fisher, 63	President	See biography above

Philip Kirstein, 72	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. prior to March 2003.

Fred S. Cohen, 59	Vice President	Senior Vice President of the Adviser **, with which he has been associated since prior to 2012.

R.B. (“Guy”) Davidson III, 56	Vice President	Senior Vice President of the Adviser **, with which he has been associated since prior to 2012.

Terrance T. Hults, 51	Vice President	Senior Vice President of the Adviser **, with which he has been associated since prior to 2012.

Matthew J. Norton, 34	Vice President	Vice President of the Adviser **, with which he has been associated since prior to 2012.

Emilie D. Wrapp, 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo, 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke, 56	Controller	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto, 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT

At a Board meeting held on October 26, 2017, the Board of Directors of the Sanford C. Bernstein Fund considered and approved the renewal of the Investment Management Agreement between the Fund and the Adviser. A discussion of the factors considered by the Directors in approving the renewal of the Agreement will be included in the semi-annual report to shareholders for the period ending March 31, 2018.

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio1

Short Duration California Municipal Portfolio1

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreements between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 19-20, 2016. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 15, 2016, from counsel to the Independent Directors. The letter contained a list of information requested by the Independent Directors to conduct their annual review.

1	The liquidation of these Portfolios was approved on January 26, 2017.

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

The Board of Directors, including the Independent Directors, had received and reviewed in July 2016 certain information relating to the profitability of the Adviser in 2015 and prior years in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2016. In addition, the Independent Directors received materials prepared by the Senior Officer as described below. On September 22, 2016, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 22, 2016, the Independent Directors met separately with independent counsel and the Senior Officer, and met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss (among other things) his perspectives on the performance of the Fund’s Portfolios, including the apparent positive impact on performance of certain Portfolios, of enhancements made to the investment strategies and research processes over multiple years. Following the September 22, 2016 meeting, the Independent Directors, through counsel, requested certain additional information which was provided by the Adviser on October 4, 2016. The Independent Directors held a telephonic meeting on October 11, 2016 to discuss the contract renewal materials and supplemental materials. On October 19-20, 2016, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser as well as the Senior Officer’s report and conclusions. On October 19-20, 2016, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. At the October 20, 2016 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Senior Officer also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue to voluntarily waive a portion of the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios as described below, the Board concluded that the current contractual advisory fees are reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout recent difficult market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff appeared sufficient to provide a high level of service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2016 (“relevant periods”) and versus each Portfolio’s benchmark index, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2016. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Broadridge. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors. The Directors also noted the Adviser’s continued efforts to enhance the Overlay Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2014 and 2015, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios, and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 21, 2016 Board meeting from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability among fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the October 20, 2016 Board meeting, the Directors received the Senior Officer Report which included a discussion of possible economies of scale. The Directors discussed with the Senior Officer possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, breakpoint arrangements as currently in effect for certain Portfolios, as described below where applicable, the fact that in the case of certain Portfolios the fee levels initially established

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

has assumed achievement of significant scale, expense caps and waivers on select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that, because of the investment by the Overlay Portfolios in affiliated portfolios, there are significant waivers of management fees for the Overlay Portfolios to reflect their investment in such affiliated portfolios.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, and in light of the Adviser’s agreement to continue to voluntarily waive the advisory fees of the International and Tax-Managed International Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios through October 31, 2017, and of the Emerging Markets Portfolio by an amount equal to 0.025% per annum of the respective net assets of the Emerging Markets Portfolio through October 31, 2017, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below:

Advisory Fee Schedule[2]
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Advisory Fee Schedule[2]
Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Advisory Fee Schedule[2]
Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion. The Adviser is currently waiving the management fee by an amount equal to 0.025% per annum of the net assets of the Portfolio

Overlay A Portfolio	0.90% of assets

Tax-Aware Overlay A Portfolio	0.90% of assets

Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay C Portfolio	0.65% of assets

Tax-Aware Overlay N Portfolio	0.65% of assets

2	At the Meeting of the Board of Directors on January 26, 2017, the Board determined to approve an Amendment to the Investment Management Agreement which reduced the management fees of several Portfolios. The new management fee schedule for those portfolios is as follows:

Diversified Municipal Portfolio	0.425% of the first $1 billion of assets; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; and 0.225% in excess of $7 billion

California Municipal Portfolio New York Municipal Portfolio	0.425% of the first $1 billion of assets; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; and 0.275% in excess of $5 billion

Short Duration Diversified Municipal Portfolio	0.40% of the first $750 million of assets; and 0.35% in excess of $750 million

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This page is not part of the Shareholder Report or the Financial Statements.

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Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves.

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AB INTERMEDIATE MUNICIPAL PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IM-0151-0917

SANFORD C. BERNSTEIN FUND, INC.

Overlay Portfolios

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2017

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please call (collect) 212.486.5800.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 15, 2017

On the following pages, you will find the 2017 annual report for the Overlay Portfolios1 of the Sanford C. Bernstein Fund, Inc. (collectively, the “Portfolios”; and individually, a “Portfolio”). The annual report covers the six- and 12-month periods ended September 30, 2017, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

Equity markets generally delivered exceptionally strong returns around the world during the 12-month period ended September 30, 2017. In a change from the pattern of recent years, broad index returns were stronger for non-US than US stock markets, and emerging-markets did better than developed markets. US taxable and tax-exempt bond returns were positive but very low.

The stock-market rally reflected improved earnings growth after a two-year period of flat growth in the US and an extended period of weak earnings in Europe and emerging markets. Nine years after the financial crisis of 2008, markets are currently benefiting from modest economic growth around the world.

While volatility has fallen to low levels after a brief spike late last year, we expect to see volatility rise to more normal levels. Given high valuations and the likely deceleration of earnings growth going forward, we expect lower future returns from stocks in all geographies. We also expect slowly rising interest rates to result in muted bond returns.

Our Dynamic Asset Allocation team is modestly overweighting equities and real assets and underweight bonds. Within equities in DAA, the team is slightly overweight Europe and emerging markets. To provide adequate diversification in case of an equity pullback, the bond duration has been maintained at a neutral level. We continue to monitor our tactical position on an ongoing basis.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Kathleen M. Fisher

President

Sanford C. Bernstein Fund, Inc.

1	Please note that information for the International, Tax-Managed International, Emerging Markets, New York Municipal, California Municipal, Diversified Municipal, Short Duration Diversified Municipal, Short Duration Plus and Intermediate Duration Portfolios of Sanford C. Bernstein Fund, Inc. may be found in a separate report.

The Portfolios are intended to be used as part of a broader investment program administered directly by Sanford C. Bernstein & Co. LLC. The performance and objectives of the Portfolios should be evaluated only in the context of the investor’s complete investment program. The Portfolios are NOT designed to be used as a stand-alone investment.

Investment Objectives and Policies

The investment objective of the Overlay A and Tax-Aware Overlay A Portfolios is to manage the volatility of an equity-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Sanford C. Bernstein & Co. LLC (“Bernstein”). The investment objective of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios is to manage the volatility of a fixed-income-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Bernstein.

The Portfolios may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed-income instruments of issuers located within and outside the United States, real estate-related securities, below investment-grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. The Overlay A and Tax-Aware Overlay A Portfolios obtain equity exposure by investing directly in equity securities and through investments in other registered funds, including, but not limited to, other funds managed by AllianceBernstein L.P. (the “Adviser”). By adjusting investment exposure among the various asset classes in the Portfolios, the Adviser seeks to manage the volatility of diversified client portfolios managed by Bernstein that reflect a

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2017 Annual Report	1

Portfolio Manager Commentary (continued)

significant allocation to equity securities, in the case of the Overlay A and Tax-Aware Overlay A Portfolios, and a significant allocation to taxable or municipal fixed-income securities in the case of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. The Portfolios’ asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives.

The Adviser alters asset class exposures as market and economic conditions change. The Adviser employs risk/return tools and fundamental research insights to determine how to adjust the Portfolios’ exposures to various asset classes. These dynamic adjustments to the Portfolios’ asset class exposures are implemented principally through the use of derivatives. The Portfolios’ use of derivatives to alter investment exposure of an investor’s Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolios.

The Adviser also may use exchange-traded funds (“ETFs”), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolios’ investment strategies. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios may use options strategies (involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes), futures contracts (including futures contracts on individual securities and stock indexes), swap agreements (including interest rate swaps and currency swaps) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios from a decline in value, sometimes within certain ranges.

Exposure to certain other asset classes may also be achieved through investments in other AB mutual funds. The Overlay A and Overlay B Portfolios are managed without regard to potential tax consequences to the shareholder. In the case of the Tax-Aware Portfolios, the Adviser will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolios.

Investment Results

The Portfolios are not designed to be used as standalone investments. The performance and objectives of the Portfolios should be evaluated only in the context of the Private Client’s complete investment program. Over the six-month period, the Overlay A, Tax-Aware Overlay A, Tax-Aware Overlay B, Tax-Aware Overlay C, and Tax-Aware Overlay N Portfolios increased the returns and volatility a typical Private Client account. Over the same period, the Overlay B Portfolio increased return while decreasing volatility of a typical Private Client account. Over the 12-month period, the Overlay A, Tax-Aware Overlay A, and Overlay B Portfolios increased the returns and volatility of a typical Private Client account. Over the same period, the Tax-Aware Overlay B, Tax-Aware Overlay C, and Tax-Aware Overlay N Portfolios increased the returns while decreasing the volatility of a typical Private Client account.

The tables on pages 11-12 show each Portfolio’s performance compared to its respective primary and composite benchmark, for the six- and 12-month periods ended September 30, 2017. The primary benchmarks are as follows: Overlay A and Tax-Aware Overlay A Portfolios, the Standard and Poor’s (“S&P”) 500 Index; Overlay B Portfolio, the Bloomberg Barclays Global Aggregate Bond Index (USD hedged); Tax-Aware Overlay B, C and N Portfolios, the Bloomberg Barclays 5-Year General Obligation (“GO”) Municipal Bond Index.

Over the 12-month period, all share classes of the Overlay A Portfolio and Tax-Aware Overlay A Portfolio underperformed both their primary benchmarks and composite benchmarks. All share classes of the Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio outperformed both their primary benchmarks and composite benchmarks.

Over the six-month period, all share classes of the Overlay A Portfolio and Tax-Aware Overlay A Portfolio underperformed both their primary benchmarks and composite benchmarks. All share classes of the Overlay B Portfolio outperformed its primary benchmark but underperformed its composite benchmark. All share classes of the Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio outperformed both their primary benchmarks and composite benchmarks.

Dynamic adjustments to overweight international developed equities and emerging-market stocks contributed to performance, relative to the respective primary benchmarks and composite benchmarks for all Portfolios over both periods.

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2	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

Dynamic adjustments to overweight real assets and underweight US equities along with currency management regarding the Japanese yen detracted from performance for all the Portfolios over both periods.

Over the 12-month period, beginning during the fourth quarter of 2016, the Portfolios were overweight to risk assets and maintained that overweight. Despite numerous geopolitical events throughout both periods such as the US election in November 2016, the French election in May 2017, and escalating tensions in the Korean peninsula in August 2017, overall market volatility remained low, and any market downturns were short-lived. Because the Portfolios held their overweight, they enjoyed the subsequent market rallies after numerous initial market dips. Asset class adjustments were largely implemented through the use of stock index futures, bond futures, currency forwards, options and swaps.

The Portfolios largely use derivatives to make shifts in asset class exposures, as this allows rapid and efficient changes without disrupting the underlying individual stock and bond holdings. For both periods, all Portfolios used total return swaps, futures, currency forwards and purchased options for hedging and investment purposes. In absolute terms, total return swaps and futures added to performance for both periods for all Portfolios. Currency forwards added to six-month performance for Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N, and detracted from performance for Tax-Aware Overlay B; for the 12-month period, currency forwards detracted from performance for all Portfolios. Purchased options had no material impact on six-month performance for Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N, and detracted from performance for Tax-Aware Overlay B; for the 12-month period, purchased options added to performance for all Portfolios. Credit default swaps were used for hedging and investment purposes and added to performance for both periods for Overlay A and Tax-Aware Overlay A, and detracted for both periods for Overlay B. Interest rate swaps detracted for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N for the six-month period; and added for the 12-month period. Inflation swaps were used for hedging and investment purposes in Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N, which detracted for the six-month period and added for the 12-month period. Written options were used by Overlay B for hedging and investment purposes, and had no material impact on six-month performance and added to 12-month performance.

Market Review and Investment Strategy

The beginning of the 12-month period ended September 30, 2017, was characterized by the US presidential election, in which markets rallied after the election of Donald Trump, in response to anticipated expansionary fiscal policies and pro-business regulatory policies. The market rally continued throughout 2017 as risk assets experienced robust growth in an extremely low-volatility environment characterized by accommodative monetary policies and strong corporate balance sheets. Commodity prices recovered during this period, and interest rates rose as well. Despite several geopolitical issues throughout the year, such as the French election in June and escalating tensions between the US and North Korea in the third quarter, market downturns have been short-lived. Near the end of the reporting period, several macroeconomic issues surfaced which included the aftermath of several hurricanes, the release of the US administration’s tax-reform plan, and the US Federal Reserve’s guidance on interest-rate trajectory.

Throughout the 12-month period, the Portfolios acted to maintain an equity overweight due to muted risk levels and strong global growth outlooks. In the fourth quarter of 2016, the Portfolios held a modest overweight in European and Japanese equities due to accommodative monetary policy, weakening currencies, and the relative expensiveness of the US equity market. Over 2017, the Portfolios also added and maintained an overweight in emerging-market stocks because of above-average earnings growth potential as many emerging-market economies recovered. During the period, the Portfolios maintained an overweight in real assets as the potential for more fiscal stimulus and higher capital spending on equipment and infrastructure increased following the US presidential election. Beginning in April 2017, the Portfolios slightly increased bond duration to provide additional diversification in the event of unexpected downturns as the markets continued to appreciate.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market currently values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal

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2017 Annual Report	3

Portfolio Manager Commentary (continued)

securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of September 30, 2017, the Portfolios’ percentages of investments in municipal bonds that are insured and insured municipal bonds that have been pre-refunded or escrowed to maturity were 6.85% and 0.39%, respectively, for Tax-Aware Overlay B Portfolio; 4.50% and 0.00%, respectively, for Tax-Aware Overlay C Portfolio and 9.87% and 0.00%, respectively, for Tax-Aware Overlay N Portfolio.

4	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The Bloomberg Barclays Global Aggregate Bond Index (USD hedged) represents the performance of the global investment-grade developed fixed-income markets. Bloomberg Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Russell 3000 Index measures the performance of the largest 3,000 US public companies representing approximately 98% of the investible US equity market by stock market capitalization. The Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex-USA Investable Markets Index (“IMI”) captures large-, mid- and small-cap representation across 22 of 23 developed-market countries (excluding the US) and 23 emerging-markets countries. The MSCI ACWI Commodity Producers Index captures the global opportunity set of commodity producers in the energy, metal and agricultural sectors. Constituents are selected from the equity universe of MSCI ACWI, the parent index, which covers mid- and large-cap securities across 23 developed markets and 23 emerging-markets countries. The Financial Times Stock Exchange® European Public Real Estate Association/National Association of Real Estate Investment Trusts (“FTSE EPRA/NAREIT”) Global Index is a free-float adjusted index designed to track the performance of listed real estate companies and real estate investment trusts (“REITs”) worldwide. The Bloomberg Commodity Index is made up of 22 exchange-traded futures on physical commodities. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. The Bloomberg Barclays 1–10 Year US TIPS Index measures the performance of the US Treasury Inflation Protected Securities market, with maturities between one and ten years. The Bloomberg Barclays 1–10 Year Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds.

The composite benchmark for a Portfolio is a customized benchmark and uses index returns to represent performance of the asset classes. The Composite Benchmark for Overlay A is 47.7% Russell 3000, 25.7% MSCI ACWI ex-USA IMI, 6.6% MSCI ACWI Commodity Producers, 10% Bloomberg Barclays US Aggregate, 10% Bloomberg Barclays Global Aggregate (USD hedged). The Composite Benchmark for Tax-Aware Overlay A is 47.9% Russell 3000, 25.8% MSCI ACWI ex-USA IMI, 6.3% MSCI ACWI Commodity Producers, 20% Bloomberg Barclays US Aggregate. The Composite Benchmark for Overlay B is 17.1% Russell 3000, 9.6% MSCI ACWI ex-USA IMI, 3.3% MSCI ACWI Commodity Producers, 24.5% Bloomberg Barclays US Aggregate, 24.5% Bloomberg Barclays Global Aggregate Bond (USD hedged), 21% Bloomberg Barclays 1–10 Year US TIPS. The Composite Benchmark for Tax-Aware Overlay B is 19.3% Russell 3000, 10.7% MSCI ACWI ex-USA IMI, 42% Bloomberg Barclays 1–10 Year Municipal Bond Index, 28% Bloomberg Barclays 1–10 Year US TIPS. The Composite Benchmark for Tax-Aware Overlay C and N is 21% Russell 3000, 9% MSCI ACWI ex-USA IMI, 14% Bloomberg Barclays 1–10 Year US TIPS, 56% Bloomberg Barclays 1–10 Year Municipal Bond Index.

The Russell 3000, MSCI ACWI ex-USA IMI and MSCI ACWI Commodity Producers Index represent the allocation to global stocks, the FTSE EPRA/NAREIT Global Index represents the allocation to real estate, the Bloomberg Commodity, the Bloomberg Barclays US Aggregate, Bloomberg Barclays 1–10 Year US TIPS, Bloomberg Barclays 1–10 Year Municipal Bond, Bloomberg Barclays Global Aggregate (USD hedged) represent the allocation to bonds.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Overlay Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objective.

The Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein. The

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2017 Annual Report	5

Disclosures and Risks (continued)

performance and objectives of the Portfolios should be evaluated only in the context of the Private Client’s complete investment program. Changes in value of the Portfolios may be particularly pronounced because the Portfolios are managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolios are NOT designed to be used as a stand-alone investment.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. The US government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Further Federal Reserve or other US or non-US governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. The Portfolios do not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value (“NAV”) when one of these asset classes is performing more poorly than others. As direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk: The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other

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6	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make them more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent the Portfolios invest in municipal securities, the Portfolios are subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolios may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a Portfolio that invests largely in fixed-income securities.

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2017 Annual Report	7

Disclosures and Risks (continued)

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contracts, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent

(Disclosures and Risks continued on next page)

8	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and selection risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Portfolio Turnover Risk: Some or all of the strategies utilized by the Portfolios may involve frequent and active trading. This trading may increase the Portfolios’ rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolios and their shareholders.

Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. In addition, recent proposals in Congress regarding tax reform could have a material impact on the value of municipal securities. Changes in tax rates or the treatment of income from municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in the municipal securities of Puerto Rico and other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn in the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

Tax Risk: There is no guarantee that the income on a Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The US Congress is currently considering changes to US federal tax law that may have a negative impact on certain types of municipal securities, such as private activity bonds, or may otherwise make investments in municipal bonds less attractive.

(Disclosures and Risks continued on next page)

2017 Annual Report	9

Disclosures and Risks (continued)

Overlay A, Tax-Aware Overlay A, Overlay B and Tax-Aware Overlay B Portfolios

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Overlay B and Tax-Aware Overlay B Portfolios:

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

These risks are discussed in further detail in the Portfolios’ prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.bernstein.com, click on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (Unaudited)

Overlay Portfolios vs. Their Benchmarks

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2017	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	SINCE INCEPTION [1]
Overlay A Portfolio Class 1	7.50%	14.04%	7.63%	6.98%
Return after taxes on Distributions[2]	7.50	13.89	6.97	6.18
Return after taxes on Distributions and sale of shares[2]	4.25	8.05	5.90	5.40

Overlay A Portfolio Class 2	7.65	14.31	7.86	7.20
Return after taxes on Distributions[2]	7.65	14.11	7.15	6.35
Return after taxes on Distributions and sale of shares[2]	4.33	8.23	6.08	5.57
Composite Benchmark	7.99	14.50	8.83	9.38
Prior Composite Benchmark[3]	7.37	14.07	9.34	9.90
S&P 500 Index	7.71	18.61	14.22	14.43

Tax-Aware Overlay A Portfolio Class 1	7.39	13.99	8.20	6.79
Return after taxes on Distributions[2]	7.39	13.86	7.62	6.31
Return after taxes on Distributions and sale of shares[2]	4.18	8.01	6.40	5.40

Tax-Aware Overlay A Portfolio Class 2	7.61	14.25	8.42	7.01
Return after taxes on Distributions[2]	7.61	14.06	7.80	6.49
Return after taxes on Distributions and sale of shares[2]	4.31	8.20	6.58	5.58
Composite Benchmark	7.77	14.66	9.05	9.56
Prior Composite Benchmark[3]	7.44	14.14	9.28	9.90
S&P 500 Index	7.71	18.61	14.22	14.43

Overlay B Portfolio Class 1	3.97	5.59	4.18	4.87
Return after taxes on Distributions[2]	3.97	4.55	2.72	3.65
Return after taxes on Distributions and sale of shares[2]	2.25	3.16	2.68	3.37

Overlay B Portfolio Class 2	4.16	5.83	4.35	5.02
Return after taxes on Distributions[2]	4.16	4.72	2.84	3.76
Return after taxes on Distributions and sale of shares[2]	2.35	3.30	2.78	3.48
Composite Benchmark	4.41	4.92	3.75	5.20
Prior Composite Benchmark[3]	3.79	4.95	4.75	5.85
Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	1.77	-0.17	3.07	3.80

Tax-Aware Overlay B Portfolio Class 1	3.88	6.23	4.17	4.61
Return after taxes on Distributions[2]	3.88	5.68	3.38	3.99
Return after taxes on Distributions and sale of shares[2]	2.20	4.06	3.15	3.59

See Disclosures, Risks and Note about Historical Performance on pages 5–10.

(Historical Performance continued on next page)

2017 Annual Report	11

Historical Performance (continued from previous page)

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2017	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	SINCE INCEPTION [1]
Tax-Aware Overlay B Portfolio Class 2	3.97%	6.38%	4.33%	4.77%
Return after taxes on Distributions[2]	3.97	5.82	3.53	4.14
Return after taxes on Distributions and sale of shares[2]	2.25	4.20	3.29	3.73
Composite Benchmark	3.75	5.84	4.46	5.57
Prior Composite Benchmark[3]	3.94	6.00	4.86	5.81
Bloomberg Barclays 5-Year GO Municipal Bond Index	1.82	0.98	1.74	2.66

Tax-Aware Overlay C Portfolio Class 1	3.89	6.13	4.02	4.51
Return after taxes on Distributions[2]	3.89	5.64	3.23	3.87
Return after taxes on Distributions and sale of shares[2]	2.20	3.75	3.00	3.47

Tax-Aware Overlay C Portfolio Class 2	3.97	6.28	4.19	4.67
Return after taxes on Distributions[2]	3.97	5.78	3.39	4.01
Return after taxes on Distributions and sale of shares[2]	2.25	3.89	3.15	3.61
Composite Benchmark	3.75	5.84	4.46	5.57
Bloomberg Barclays 5-Year GO Municipal Bond Index	1.82	0.98	1.74	2.66

Tax-Aware Overlay N Portfolio Class 1	3.91	6.17	4.15	4.53
Return after taxes on Distributions[2]	3.91	5.60	3.34	3.86
Return after taxes on Distributions and sale of shares[2]	2.21	3.82	3.10	3.47

Tax-Aware Overlay N Portfolio Class 2	3.90	6.23	4.30	4.68
Return after taxes on Distributions[2]	3.90	5.64	3.48	4.00
Return after taxes on Distributions and sale of shares[2]	2.21	3.90	3.23	3.61
Composite Benchmark	3.75	5.84	4.46	5.57
Bloomberg Barclays 5-Year GO Municipal Bond Index	1.82	0.98	1.74	2.66

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 1.30% and 1.10% for Overlay A; 1.28% and 1.08% for Tax-Aware Overlay A; 0.89% and 0.73% for Overlay B; 0.86% and 0.71% for Tax-Aware Overlay B; 0.90% and 0.75% for Tax-Aware Overlay C; and 0.90% and 0.75% for Tax-Aware Overlay N. Contractual fee waivers and/or expense reimbursements limit the Portfolios’ annual operating expense ratios to 1.14% and 0.94% for Overlay A; 1.13% and 0.93% for Tax-Aware Overlay A; 0.87% and 0.72% for Overlay B; 0.84% and 0.69% for Tax-Aware Overlay B; 0.87% and 0.72% for Tax-Aware Overlay C; 0.89% and 0.74% for Tax-Aware Overlay N. These waivers will remain in effect until January 27, 2018. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

Over the six-month period, the DAA Overlays added to volatility for both Portfolios. Over the 12-month period, they added to volatility for the 30/70 but very slightly reduced volatility for the 60/40. In the six-month period, the Overlays added to the Portfolio performance modestly by 0.2% for the 60/40 and 0.2% for the 30/70 Portfolio. However, over the 12-month period, the Overlays detracted from performance by -0.4% and -0.1%, respectively.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not stand alone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

1	Inception date: 2/8/2010.

2	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3	Prior to August 1, 2017, the Portfolios’ Composite Benchmarks were as follows: Overlay A, 51.4% Russell 3000, 22% MSCI ACWI ex-USA IMI, 2.2% MSCI ACWI Commodity Producers, 2.2% FTSE EPRA/NAREIT Global, 2.2% Bloomberg Commodity, 10% Bloomberg Barclays US Aggregate, 10% Bloomberg Barclays Global Aggregate (USD hedged); Tax-Aware Overlay A, 51.6% Russell 3000, 22.1% MSCI ACWI ex-USA IMI, 2.1% MSCI ACWI Commodity Producers, 2.1% FTSE EPRA/NAREIT Global, 2.1% Bloomberg Commodity, 20% Bloomberg Barclays US Aggregate; Overlay B, 18.7% Russell 3000, 8.0% MSCI ACWI ex-USA IMI, 1.1% MSCI ACWI Commodity Producers, 1.1% FTSE EPRA/NAREIT Global, 1.1% Bloomberg Commodity, 10.5% Bloomberg Barclays US TIPS 1-10 Year, 29.75% Bloomberg Barclays US Aggregate, 29.75% Bloomberg Barclays Global Aggregate Bond (USD hedged); Tax-Aware Overlay B, 21% Russell 3000, 9% MSCI ACWI ex-USA IMI, 14% Bloomberg Barclays US TIPS 1-10 Year, 56% Bloomberg Barclays 1-10 Year Municipal Bond Index.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 5–10.

(Historical Performance continued on next page)

12	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Overlay A Class 1 Shares	Tax-Aware Overlay A Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Overlay B Class 1 Shares	Tax-Aware Overlay B Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Tax-Aware Overlay C Class 1 Shares	Tax-Aware Overlay N Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Each chart illustrates the total value of an assumed $25,000 investment as compared to the performance of each Portfolio’s respective benchmark and composite benchmark for the period since inception on February 8, 2010 through September 30, 2017.

See Disclosures, Risks and Note about Historical Performance on pages 5–10.

2017 Annual Report	13

Expense Example—September 30, 2017 (Unaudited)

Fund Expenses—As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2017	ENDING ACCOUNT VALUE SEPTEMBER 30, 2017	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*	TOTAL EXPENSES PAID DURING PERIOD+	TOTAL ANNUALIZED EXPENSE RATIO+
Overlay A
Class 1
Actual	$1,000	$1,075.00	$4.11	0.79%	$5.05	0.97%
Hypothetical**	$1,000	$1,021.11	$4.00	0.79%	$4.91	0.97%
Class 2
Actual	$1,000	$1,076.50	$3.07	0.59%	$4.01	0.77%
Hypothetical**	$1,000	$1,022.11	$2.99	0.59%	$3.90	0.77%

Tax-Aware Overlay A
Class 1
Actual	$1,000	$1,073.90	$4.11	0.79%	$4.99	0.96%
Hypothetical**	$1,000	$1,021.11	$4.00	0.79%	$4.86	0.96%
Class 2
Actual	$1,000	$1,076.10	$3.07	0.59%	$3.96	0.76%
Hypothetical**	$1,000	$1,022.11	$2.99	0.59%	$3.85	0.76%

Overlay B
Class 1
Actual	$1,000	$1,039.70	$4.19	0.82%	$4.50	0.88%
Hypothetical**	$1,000	$1,020.96	$4.15	0.82%	$4.46	0.88%
Class 2
Actual	$1,000	$1,041.60	$3.43	0.67%	$3.74	0.73%
Hypothetical**	$1,000	$1,021.71	$3.40	0.67%	$3.70	0.73%

Tax-Aware Overlay B
Class 1
Actual	$1,000	$1,038.80	$4.14	0.81%	$4.34	0.85%
Hypothetical**	$1,000	$1,021.01	$4.10	0.81%	$4.31	0.85%
Class 2
Actual	$1,000	$1,039.70	$3.37	0.66%	$3.58	0.70%
Hypothetical**	$1,000	$1,021.76	$3.35	0.66%	$3.55	0.70%

Tax-Aware Overlay C
Class 1
Actual	$1,000	$1,038.90	$4.34	0.85%	$4.45	0.87%
Hypothetical**	$1,000	$1,020.81	$4.31	0.85%	$4.41	0.87%
Class 2
Actual	$1,000	$1,039.70	$3.58	0.70%	$3.68	0.72%
Hypothetical**	$1,000	$1,021.56	$3.55	0.70%	$3.65	0.72%

Tax-Aware Overlay N
Class 1
Actual	$1,000	$1,039.10	$4.45	0.87%	$4.60	0.90%
Hypothetical**	$1,000	$1,020.71	$4.41	0.87%	$4.56	0.90%
Class 2
Actual	$1,000	$1,039.00	$3.68	0.72%	$3.83	0.75%
Hypothetical**	$1,000	$1,021.46	$3.65	0.72%	$3.80	0.75%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the since inception period).

**	Assumes 5% annual return before expenses.

+	In connection with the Portfolios’ investments in affiliated/unaffiliated underlying portfolios, the Portfolios incur no direct expenses, but bear proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolios in an amount equal to the Portfolios’ pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolios’ total expenses are equal to the classes’ annualized expense ratio plus the Portfolios’ pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

14	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2017 (Unaudited)

PORTFOLIO BREAKDOWN[1]	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO
Global Equity
US	48.4%	48.6%
Developed International	28.1	28.1
Emerging Markets	10.4	10.4

Real Assets	8.7	8.5

Global Bond
US	15.6	20.0
Developed International	5.2	0.0

PORTFOLIO BREAKDOWN[1]	OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY B PORTFOLIO
Global Equity
US	17.3%	19.6%
Developed International	10.5	11.2
Emerging Markets	3.9	4.2

Global Credit
Investment Grade	9.1	0.0

Real Assets	4.1	0.8

Global Bond
US	39.9	70.6
Developed International	12.0	0.0

Linkers	20.2	0.0

PORTFOLIO BREAKDOWN[1]	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO
Global Equity
US	19.7%	19.6%
Developed International	11.3	11.2
Emerging Markets	4.2	4.1

Real Assets	0.8	0.9

Global Bond
US	68.9	71.4

1	All data are as of September 30, 2017. The Portfolios’ breakdown includes derivative exposure and is expressed as approximate percentages of the Portfolios’ total net assets, based on the Adviser’s internal classification. The percentages will vary over time, and the total of the percentages may be less than or great than 100% in light of the leveraging effect of the derivative transactions.

2017 Annual Report	15

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay A Portfolio

September 30, 2017

Company	Shares	U.S. $ Value

COMMON STOCKS–45.7%
Information Technology–12.4%
Communications Equipment–0.7%
Arista Networks, Inc.(a)	3,360	$637,090
Ciena Corp.(a)	15,520	340,974
Cisco Systems, Inc.	245,227	8,246,984
Infinera Corp.(a)	28,560	253,327
Lumentum Holdings, Inc.(a)	9,280	504,368
NETGEAR, Inc.(a)	7,709	366,948
Nokia Oyj (Sponsored ADR)–Class A	709,901	4,245,208

		14,594,899

Electronic Equipment, Instruments & Components–0.5%
Anixter International, Inc.(a)	6,960	591,600
Avnet, Inc.	11,940	469,242
CDW Corp./DE	127,508	8,415,528
Coherent, Inc.(a)	2,230	524,429
VeriFone Systems, Inc.(a)	26,920	545,937

		10,546,736

Internet Software & Services–3.5%
2U, Inc.(a)	10,510	588,980
Alphabet, Inc.–Class C(a)(b)	34,179	32,781,421
CoStar Group, Inc.(a)	2,330	625,023
eBay, Inc.(a)	241,633	9,293,205
Facebook, Inc.–Class A(a)(b)	190,654	32,577,049
GrubHub, Inc.(a)	11,200	589,792
LogMeIn, Inc.	6,310	694,415
New Relic, Inc.(a)	10,521	523,946
Trade Desk, Inc. (The)–Class A(a)	10,115	622,174
Wix.com Ltd.(a)	4,173	299,830

		78,595,835

IT Services–1.3%
Amdocs Ltd.	9,120	586,598
Booz Allen Hamilton Holding Corp.	15,810	591,136
Convergys Corp.	16,409	424,829
Fiserv, Inc.(a)	70,635	9,109,090
Genpact Ltd.	19,190	551,712
Vantiv, Inc.–Class A(a)	6,266	441,565
Visa, Inc.–Class A	167,419	17,619,176

		29,324,106

Semiconductors & Semiconductor Equipment–1.6%
Cypress Semiconductor Corp.	33,730	506,625
Integrated Device Technology, Inc.(a)	13,540	359,893
Intel Corp.	285,077	10,855,732
Marvell Technology Group Ltd.	27,800	497,620
Mellanox Technologies Ltd.(a)	5,810	273,942
Qorvo, Inc.(a)	4,365	308,518
Texas Instruments, Inc.	132,663	11,891,911
Company	Shares	U.S. $ Value

Xilinx, Inc.	153,725	$10,888,342

		35,582,583

Software–2.4%
Adobe Systems, Inc.(a)	40,541	6,047,906
Aspen Technology, Inc.(a)	6,617	415,614
Guidewire Software, Inc.(a)	6,572	511,696
HubSpot, Inc.(a)	5,180	435,379
Microsoft Corp.	305,873	22,784,480
Oracle Corp.	414,163	20,024,781
Splunk, Inc.(a)	10,473	695,722
Take-Two Interactive Software, Inc.(a)	6,361	650,285
Tyler Technologies, Inc.(a)	4,210	733,887
Ultimate Software Group, Inc. (The)(a)	1,122	212,731
Verint Systems, Inc.(a)	12,585	526,682

		53,039,163

Technology Hardware, Storage & Peripherals–2.4%
Apple, Inc.	229,214	35,326,462
HP, Inc.	552,769	11,033,269
NCR Corp.(a)	14,246	534,510
Xerox Corp.	210,272	6,999,955

		53,894,196

		275,577,518

Financials–7.3%
Banks–3.7%
Associated Banc-Corp.	18,600	451,050
Bank of America Corp.	975,866	24,728,444
Comerica, Inc.	8,870	676,426
First Republic Bank/CA	5,546	579,335
Fulton Financial Corp.	23,950	449,062
Huntington Bancshares, Inc./OH	46,270	645,929
JPMorgan Chase & Co.	247,440	23,632,994
Pinnacle Financial Partners, Inc.	850	56,908
Signature Bank/New York NY(a)	2,511	321,508
SVB Financial Group(a)	4,117	770,250
Synovus Financial Corp.	11,660	537,060
Texas Capital Bancshares, Inc.(a)	5,310	455,598
US Bancorp	175,923	9,427,714
Webster Financial Corp.	10,601	557,083
Wells Fargo & Co.	317,122	17,489,278
Zions Bancorporation	14,320	675,618

		81,454,257

Capital Markets–1.0%
Affiliated Managers Group, Inc.	3,045	578,032
Goldman Sachs Group, Inc. (The)	54,865	13,013,429
Lazard Ltd.–Class A	12,837	580,489
S&P Global, Inc.	48,812	7,629,804
Stifel Financial Corp.	9,101	486,540

		22,288,294

Consumer Finance–0.5%
Capital One Financial Corp.	37,179	3,147,574
OneMain Holdings, Inc.(a)	9,640	271,752

16	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Synchrony Financial	262,499	$8,150,594

		11,569,920

Insurance–2.1%
Allstate Corp. (The)	126,126	11,592,241
American Financial Group, Inc./OH	5,942	614,700
American International Group, Inc.	193,512	11,879,702
First American Financial Corp.	10,790	539,176
FNF Group	182,736	8,672,651
Hanover Insurance Group, Inc. (The)	2,970	287,882
Old Republic International Corp.	21,670	426,682
Progressive Corp. (The)	216,064	10,461,819
Reinsurance Group of America, Inc.–Class A	5,150	718,579
Selective Insurance Group, Inc.	6,930	373,180
Validus Holdings Ltd.	5,370	264,258

		45,830,870

Thrifts & Mortgage Finance–0.0%
Essent Group Ltd.(a)	14,449	585,184

		161,728,525

Health Care–6.9%
Biotechnology–1.2%
Avexis, Inc.(a)	2,320	224,414
BeiGene Ltd. (ADR)(a)	2,734	282,860
Biogen, Inc.(a)	38,146	11,944,275
Biohaven Pharmaceutical Holding Co., Ltd.(a)	4,554	170,229
Blueprint Medicines Corp.(a)	5,103	355,526
Clovis Oncology, Inc.(a)	4,300	354,320
DBV Technologies SA (Sponsored ADR)(a)	4,064	172,476
Gilead Sciences, Inc.	138,014	11,181,894
Loxo Oncology, Inc.(a)	4,253	391,786
Neurocrine Biosciences, Inc.(a)	5,610	343,781
Prothena Corp. PLC(a)	4,190	271,386
Sage Therapeutics, Inc.(a)	2,558	159,363
TESARO, Inc.(a)	2,576	332,562
Ultragenyx Pharmaceutical, Inc.(a)	2,760	146,998

		26,331,870

Health Care Equipment & Supplies–0.9%
Align Technology, Inc.(a)	3,171	590,662
DexCom, Inc.(a)	6,810	333,180
Edwards Lifesciences Corp.(a)	45,513	4,975,026
Intuitive Surgical, Inc.(a)	6,082	6,361,042
Medtronic PLC	83,078	6,460,976
Nevro Corp.(a)	6,624	601,989
Penumbra, Inc.(a)	6,263	565,549

		19,888,424

Health Care Providers & Services–2.3%
Aetna, Inc.	93,837	14,921,021
Cigna Corp.	48,380	9,044,157
LifePoint Health, Inc.(a)	9,000	521,100
McKesson Corp.	57,876	8,890,332
Molina Healthcare, Inc.(a)	6,760	464,818
Quest Diagnostics, Inc.	54,759	5,127,633
Teladoc, Inc.(a)	18,800	623,220
Company	Shares	U.S. $ Value

UnitedHealth Group, Inc.	64,121	$12,558,098
WellCare Health Plans, Inc.(a)	2,250	386,415

		52,536,794

Health Care Technology–0.4%
Cerner Corp.(a)	119,099	8,494,141

Life Sciences Tools & Services–0.1%
ICON PLC(a)	10,097	1,149,846

Pharmaceuticals–2.0%
GW Pharmaceuticals PLC (ADR)(a)	1,499	152,133
Johnson & Johnson	152,452	19,820,285
Medicines Co. (The)(a)	6,000	222,240
Merck & Co., Inc.	127,107	8,138,661
Pfizer, Inc.	262,903	9,385,637
Zoetis, Inc.	106,955	6,819,451

		44,538,407

		152,939,482

Consumer Discretionary–5.3%
Auto Components–0.5%
Cooper-Standard Holdings, Inc.(a)	4,373	507,137
Dana, Inc.	20,600	575,976
Lear Corp.	1,645	284,717
Magna International, Inc. (New York)–Class A	167,661	8,949,744
Tenneco, Inc.	4,460	270,588

		10,588,162

Diversified Consumer Services–0.1%
Bright Horizons Family Solutions, Inc.(a)	8,119	699,939
Chegg, Inc.(a)	24,465	363,060
Grand Canyon Education, Inc.(a)	9,257	840,721
Houghton Mifflin Harcourt Co.(a)	23,712	285,730
Sotheby’s(a)	11,650	537,181

		2,726,631

Hotels, Restaurants & Leisure–0.9%
Bloomin’ Brands, Inc.	27,070	476,432
Brinker International, Inc.	9,369	298,496
Buffalo Wild Wings, Inc.(a)	2,790	294,903
Dave & Buster’s Entertainment, Inc.(a)	6,636	348,257
Hilton Grand Vacations, Inc.(a)	16,008	618,389
McDonald’s Corp.	64,967	10,179,030
Norwegian Cruise Line Holdings Ltd.(a)	9,490	512,935
Planet Fitness, Inc.	27,298	736,500
Starbucks Corp.	100,968	5,422,991
Vail Resorts, Inc.	3,440	784,733

		19,672,666

Household Durables–0.0%
CalAtlantic Group, Inc.	14,960	547,985
PulteGroup, Inc.	12,160	332,333

		880,318

Internet & Direct Marketing Retail–0.3%
Priceline Group, Inc. (The)(a)	3,412	6,246,758

2017 Annual Report	17

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Media–1.4%
CBS Corp.–Class B	128,366	$7,445,228
Comcast Corp.–Class A	435,190	16,746,111
Regal Entertainment Group–Class A	25,230	403,680
Scholastic Corp.	7,680	285,696
Walt Disney Co. (The)(b)	70,116	6,911,334

		31,792,049

Multiline Retail–0.0%
Ollie’s Bargain Outlet Holdings, Inc.(a)	11,239	521,490

Specialty Retail–1.7%
Burlington Stores, Inc.(a)	8,602	821,146
Caleres, Inc.	11,373	347,104
Five Below, Inc.(a)	11,918	654,060
Floor & Decor Holdings, Inc.–Class A(a)	13,351	519,754
Home Depot, Inc. (The)	112,951	18,474,265
Lithia Motors, Inc.–Class A	5,789	696,475
Michaels Cos., Inc. (The)(a)	23,510	504,760
Ross Stores, Inc.	86,730	5,600,156
TJX Cos., Inc. (The)	123,138	9,078,965
Ulta Salon Cosmetics & Fragrance, Inc.(a)	1,296	292,974

		36,989,659

Textiles, Apparel & Luxury Goods–0.4%
Crocs, Inc.(a)	37,480	363,556
NIKE, Inc.–Class B	169,420	8,784,427

		9,147,983

		118,565,716

Industrials–4.7%
Aerospace & Defense–1.7%
Boeing Co. (The)	45,223	11,496,139
Esterline Technologies Corp.(a)	4,580	412,887
Hexcel Corp.	9,211	528,896
L3 Technologies, Inc.	28,858	5,437,713
Northrop Grumman Corp.	47,181	13,574,917
Raytheon Co.	38,798	7,238,931
TransDigm Group, Inc.	1,947	497,750

		39,187,233

Air Freight & Logistics–0.0%
Atlas Air Worldwide Holdings, Inc.(a)	6,510	428,358
Expeditors International of Washington, Inc.	8,848	529,641

		957,999

Airlines–0.3%
Delta Air Lines, Inc.	132,431	6,385,823
SkyWest, Inc.	13,280	582,992

		6,968,815

Building Products–0.1%
AO Smith Corp.	12,300	730,989
Lennox International, Inc.	3,900	697,983

		1,428,972

Company	Shares	U.S. $ Value

Commercial Services & Supplies–0.1%
ABM Industries, Inc.	7,000	$291,970
Advanced Disposal Services, Inc.(a)	14,851	374,097
Copart, Inc.(a)	19,690	676,745
Steelcase, Inc.–Class A	26,232	403,973

		1,746,785

Construction & Engineering–0.1%
AECOM(a)	14,562	536,027
Dycom Industries, Inc.(a)	4,370	375,296
Granite Construction, Inc.	5,870	340,166
Quanta Services, Inc.(a)	13,432	501,954
Tutor Perini Corp.(a)	10,820	307,288

		2,060,731

Electrical Equipment–0.5%
AMETEK, Inc.	8,156	538,622
Eaton Corp. PLC	130,774	10,042,136
EnerSys	6,340	438,538
Regal Beloit Corp.	6,180	488,220

		11,507,516

Industrial Conglomerates–0.7%
Carlisle Cos., Inc.	4,241	425,330
Honeywell International, Inc.	102,099	14,471,512

		14,896,842

Machinery–0.5%
Gardner Denver Holdings, Inc.(a)	22,070	607,366
IDEX Corp.	6,008	729,792
Kennametal, Inc.	13,170	531,278
Lincoln Electric Holdings, Inc.	7,562	693,284
Nordson Corp.	5,940	703,890
Oshkosh Corp.	79,682	6,576,952
SPX FLOW, Inc.(a)	12,880	496,653
Terex Corp.	13,620	613,173

		10,952,388

Road & Rail–0.6%
Genesee & Wyoming, Inc.–Class A(a)	6,681	494,461
Norfolk Southern Corp.	86,919	11,494,169
Ryder System, Inc.	6,890	582,549
Werner Enterprises, Inc.	13,150	480,632

		13,051,811

Trading Companies & Distributors–0.1%
MRC Global, Inc.(a)	17,520	306,425
SiteOne Landscape Supply, Inc.(a)	9,914	576,003
Watsco, Inc.	3,536	569,544

		1,451,972

		104,211,064

18	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Consumer Staples–3.9%
Beverages–0.7%
Cott Corp.	23,802	$357,268
PepsiCo, Inc.	138,200	15,399,626

		15,756,894

Food & Staples Retailing–1.1%
Costco Wholesale Corp.	58,089	9,543,442
CVS Health Corp.	89,599	7,286,191
Wal-Mart Stores, Inc.	94,522	7,385,949

		24,215,582

Food Products–0.4%
Conagra Brands, Inc.	9,549	322,183
Ingredion, Inc.	2,384	287,606
Tyson Foods, Inc.–Class A	123,457	8,697,546

		9,307,335

Household Products–1.0%
Kimberly-Clark Corp.	53,076	6,245,983
Procter & Gamble Co. (The)	162,061	14,744,310

		20,990,293

Tobacco–0.7%
Altria Group, Inc.	254,095	16,114,705

		86,384,809

Energy–2.1%
Energy Equipment & Services–0.4%
Helix Energy Solutions Group, Inc.(a)	16,580	122,526
Helmerich & Payne, Inc.	4,500	234,495
Oceaneering International, Inc.	14,030	368,568
Oil States International, Inc.(a)	12,890	326,762
RPC, Inc.	27,680	686,187
Schlumberger Ltd.(b)	110,474	7,706,666

		9,445,204

Oil, Gas & Consumable Fuels–1.7%
Devon Energy Corp.	190,293	6,985,656
EOG Resources, Inc.	126,097	12,198,624
Hess Corp.	133,926	6,279,790
HollyFrontier Corp.	11,140	400,706
Marathon Petroleum Corp.	140,829	7,897,690
Oasis Petroleum, Inc.(a)	41,720	380,487
Parsley Energy, Inc.–Class A(a)	14,236	374,976
PDC Energy, Inc.(a)	6,771	331,982
QEP Resources, Inc.(a)	47,460	406,732
SM Energy Co.	20,490	363,493
SRC Energy, Inc.(a)	46,130	446,077

		36,066,213

		45,511,417

Company	Shares	U.S. $ Value

Utilities–1.6%
Electric Utilities–1.2%
Alliant Energy Corp.	10,265	$426,716
American Electric Power Co., Inc.	173,799	12,207,642
Edison International	176,041	13,585,084
PNM Resources, Inc.	10,270	413,881
Portland General Electric Co.	9,500	433,580

		27,066,903

Gas Utilities–0.0%
Southwest Gas Holdings, Inc.	3,340	259,251

Multi-Utilities–0.4%
Black Hills Corp.	3,617	249,103
NiSource, Inc.	304,579	7,794,176

		8,043,279

		35,369,433

Materials–0.7%
Chemicals–0.6%
DowDuPont, Inc.	167,190	11,574,564
Ingevity Corp.(a)	4,572	285,613
PolyOne Corp.	15,984	639,839
Trinseo SA	8,080	542,168

		13,042,184

Construction Materials–0.0%
Martin Marietta Materials, Inc.	2,582	532,486

Containers & Packaging–0.1%
Graphic Packaging Holding Co.	42,950	599,152

Metals & Mining–0.0%
Alcoa Corp.(a)	6,000	279,720

		14,453,542

Real Estate–0.6%
Equity Real Estate Investment Trusts (REITs)–0.6%
Education Realty Trust, Inc.	13,570	487,570
Empire State Realty Trust, Inc.–Class A	21,584	443,335
Gramercy Property Trust	22,268	673,607
Mid-America Apartment Communities, Inc.	109,927	11,748,998
STAG Industrial, Inc.	12,010	329,915

		13,683,425

Telecommunication Services–0.2%
Diversified Telecommunication Services–0.0%
Vonage Holdings Corp.(a)	48,600	395,604

Wireless Telecommunication Services–0.2%
T-Mobile US, Inc.(a)	64,355	3,968,129

		4,363,733

Total Common Stocks (cost $767,168,226)		1,012,788,664

2017 Annual Report	19

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES–39.6%
Funds and Investment Trusts–39.6%(c)
AB All Market Real Return Portfolio–Class Z(d)	22,059,143	$192,576,322
Bernstein Fund, Inc.–International Small Cap Portfolio–Class Z(d)	6,952,191	88,431,875
Bernstein Fund, Inc.–International Strategic Equities Portfolio–Class Z(d)	22,527,163	286,770,787
Bernstein Fund, Inc.–Small Cap Core Portfolio–Class Z(d)	3,464,677	42,407,650
iShares Core MSCI Emerging Markets ETF	1,202,484	64,958,186
Sanford C. Bernstein Fund, Inc.–AB Emerging Markets Portfolio–Class Z(d)	1,283,831	40,260,955
Sanford C. Bernstein Fund, Inc.–AB International Portfolio–Class Z(d)	9,069,829	161,987,152

Total Investment Companies (cost $743,440,586)		877,392,927

SHORT-TERM INVESTMENTS–14.2%
Investment Companies–13.9%
AB Fixed Income Shares, Inc.—Government Money Market Portfolio—Class AB, 0.83%(c)(d)(e) (cost $307,807,862)	307,807,862	307,807,862

Principal Amount (000)		U.S. $ Value

U.S. Treasury Bills–0.3%
U.S. Treasury Bill Zero Coupon, 10/05/17–12/28/17(f) (cost $7,989,317)	$8,000	$7,989,317

Total Short-Term Investments (cost $315,797,179)		315,797,179

Total Investments—99.5% (cost $1,826,405,991)		2,205,978,770

Other assets less liabilities—0.5%		10,131,506

Net Assets—100.0%		$2,216,110,276

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	45	December 2017	AUD	4,500	$4,503,485	$4,484,323	$(19,162)
10 Yr Canadian Bond Futures	352	December 2017	CAD	35,200	38,798,895	38,169,185	(629,710)
Euro Buxl 30 Yr Bond Futures	65	December 2017	EUR	6,500	12,835,772	12,542,209	(293,563)
Euro STOXX 50 Index Futures	3,351	December 2017	EUR	34	138,461,540	141,629,202	3,167,662
Euro-BOBL Futures	203	December 2017	EUR	20,300	31,610,451	31,473,463	(136,988)
Euro-Bund Futures	139	December 2017	EUR	13,900	26,607,707	26,451,391	(156,316)
FTSE 100 Index Futures	1,586	December 2017	GBP	16	155,517,320	155,769,394	252,074
Russell 2000 Mini Futures	81	December 2017	USD	4	5,868,308	6,046,245	177,937
S&P 500 E-Mini Futures	11	December 2017	USD	1	1,355,636	1,383,855	28,219
S&P Mid 400 E-Mini Futures	32	December 2017	USD	3	5,654,168	5,746,240	92,072
TOPIX Index Futures	914	December 2017	JPY	9,140	130,016,652	136,054,210	6,037,558
U.S. T-Note 10 Yr (CBT) Futures	1,322	December 2017	USD	132,200	167,318,930	165,663,125	(1,655,805)
U.S. Ultra Bond (CBT) Futures	330	December 2017	USD	33,000	55,121,167	54,491,250	(629,917)

Sold Contracts
10 Yr Japan Bond (OSE) Futures	26	December 2017	JPY	2,600,000	34,865,344	34,739,836	125,508
Hang Seng Index Futures	191	October 2017	HKD	10	33,484,595	33,638,211	(153,616)
Long Gilt Futures	26	December 2017	GBP	2,600	4,412,453	4,315,977	96,476
S&P TSX 60 Index Futures	850	December 2017	CAD	170	120,045,381	125,168,503	(5,123,122)
SPI 200 Futures	558	December 2017	AUD	14	62,348,531	62,021,398	327,133

							$1,506,440

20	Sanford C. Bernstein Fund, Inc.

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	57,016	CAD	70,075	11/15/17	$(839,370)
Bank of America, NA	USD	154,992	EUR	131,389	11/15/17	650,601
Bank of America, NA	USD	41,624	GBP	32,186	11/15/17	1,562,555
BNP Paribas SA	GBP	18,723	USD	24,595	11/15/17	(525,861)
BNP Paribas SA	USD	20,383	NZD	27,827	11/15/17	(300,049)
Citibank, NA	AUD	75,045	USD	59,404	11/15/17	568,239
Citibank, NA	USD	40,387	JPY	4,452,665	11/15/17	(741,154)
Credit Suisse International	CHF	31,998	USD	33,474	11/15/17	338,333
Credit Suisse International	EUR	88,666	USD	106,427	11/15/17	1,394,020
Credit Suisse International	SEK	64,701	USD	8,002	11/15/17	39,807
Credit Suisse International	USD	110,108	AUD	138,183	11/15/17	(1,772,077)
Credit Suisse International	USD	20,762	NOK	161,273	11/15/17	(494,551)
Deutsche Bank AG	CHF	25,247	USD	26,131	11/15/17	(13,821)
JPMorgan Chase Bank, NA	EUR	88,666	USD	106,429	11/15/17	1,395,736
JPMorgan Chase Bank, NA	JPY	5,622,570	USD	50,319	11/15/17	256,112
JPMorgan Chase Bank, NA	NZD	2,906	USD	2,104	11/15/17	6,213
Royal Bank of Scotland PLC	GBP	8,513	USD	11,567	11/15/17	143,820
Royal Bank of Scotland PLC	SEK	81,618	USD	10,277	11/15/17	232,144
Standard Chartered Bank	NOK	59,302	USD	7,519	11/15/17	66,120
State Street Bank & Trust Co.	USD	2,264	SEK	18,967	11/15/17	70,036
UBS AG	CAD	71,183	USD	57,020	11/15/17	(45,556)
UBS AG	USD	14,759	CAD	19,040	11/15/17	504,406
UBS AG	USD	14,231	CHF	13,702	11/15/17	(41,536)

						$2,454,167

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(d)	Affiliated investments.
(e)	The rate shown represents the 7-day yield as of period end.
(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

OSE—Osaka Securities Exchange

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2017 Annual Report	21

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay A Portfolio

September 30, 2017

Company	Shares	U.S. $ Value

COMMON STOCKS–49.8%
Information Technology–13.6%
Communications Equipment–0.9%
Arista Networks, Inc.(a)	6,850	$1,298,829
Ciena Corp.(a)	31,660	695,570
Cisco Systems, Inc.	761,542	25,610,657
Infinera Corp.(a)	58,270	516,855
Lumentum Holdings, Inc.(a)	18,920	1,028,302
NETGEAR, Inc.(a)	15,704	747,510
Nokia Oyj (Sponsored ADR)–Class A	1,565,155	9,359,627

		39,257,350

Electronic Equipment, Instruments & Components–0.5%
Anixter International, Inc.(a)	14,200	1,207,000
Avnet, Inc.	24,360	957,348
CDW Corp./DE	273,993	18,083,538
Coherent, Inc.(a)	4,550	1,070,023
VeriFone Systems, Inc.(a)	57,060	1,157,177

		22,475,086

Internet Software & Services–3.8%
2U, Inc.(a)	21,350	1,196,454
Alphabet, Inc.–Class C(a)(b)	68,937	66,118,166
CoStar Group, Inc.(a)	4,760	1,276,870
eBay, Inc.(a)	545,280	20,971,469
Facebook, Inc.–Class A(a)(b)	443,225	75,733,856
GrubHub, Inc.(a)	22,850	1,203,281
LogMeIn, Inc.	12,880	1,417,444
New Relic, Inc.(a)	21,411	1,066,268
Trade Desk, Inc. (The)–Class A(a)	20,643	1,269,751
Wix.com Ltd.(a)	8,509	611,371

		170,864,930

IT Services–1.5%
Amdocs Ltd.	18,600	1,196,352
Booz Allen Hamilton Holding Corp.	33,600	1,256,304
Convergys Corp.	34,761	899,962
Fiserv, Inc.(a)	156,600	20,195,136
Genpact Ltd.	39,110	1,124,413
Vantiv, Inc.–Class A(a)	12,775	900,254
Visa, Inc.–Class A	394,761	41,544,648

		67,117,069

Semiconductors & Semiconductor Equipment–1.6%
Cypress Semiconductor Corp.	68,720	1,032,174
Integrated Device Technology, Inc.(a)	27,660	735,203
Intel Corp.	641,997	24,447,246
Marvell Technology Group Ltd.	56,690	1,014,751
Mellanox Technologies Ltd.(a)	11,910	561,556
Qorvo, Inc.(a)	8,883	627,850
Texas Instruments, Inc.	241,465	21,644,923

Xilinx, Inc.	339,679	24,059,464

		74,123,167

Software–2.6%
Adobe Systems, Inc.(a)	99,112	14,785,528
Aspen Technology, Inc.(a)	13,505	848,249
Guidewire Software, Inc.(a)	13,407	1,043,869
HubSpot, Inc.(a)	10,552	886,896
Microsoft Corp.	681,519	50,766,350
Oracle Corp.	879,468	42,522,278
Splunk, Inc.(a)	21,367	1,419,410
Take-Two Interactive Software, Inc.(a)	12,977	1,326,639
Tyler Technologies, Inc.(a)	8,580	1,495,665
Ultimate Software Group, Inc. (The)(a)	2,291	434,374
Verint Systems, Inc.(a)	25,670	1,074,289

		116,603,547

Technology Hardware, Storage & Peripherals–2.7%
Apple, Inc.	538,419	82,981,137
HP, Inc.	1,113,151	22,218,494
NCR Corp.(a)	29,060	1,090,331
Xerox Corp.	407,749	13,573,964

		119,863,926

		610,305,075

Financials–7.7%
Banks–3.9%
Associated Banc-Corp.	37,940	920,045
Bank of America Corp.	2,177,173	55,169,564
Comerica, Inc.	18,660	1,423,012
First Republic Bank/CA	11,315	1,181,965
Fulton Financial Corp.	48,850	915,938
Huntington Bancshares, Inc./OH	94,330	1,316,847
JPMorgan Chase & Co.	531,292	50,743,699
Pinnacle Financial Partners, Inc.	1,740	116,493
Signature Bank/New York NY(a)	5,112	654,540
SVB Financial Group(a)	8,391	1,569,872
Synovus Financial Corp.	23,790	1,095,767
Texas Capital Bancshares, Inc.(a)	10,840	930,072
US Bancorp	380,107	20,369,934
Webster Financial Corp.	21,635	1,136,919
Wells Fargo & Co.	632,429	34,878,459
Zions Bancorporation	29,170	1,376,241

		173,799,367

Capital Markets–1.0%
Affiliated Managers Group, Inc.	6,195	1,175,997
Goldman Sachs Group, Inc. (The)	116,489	27,630,026
Lazard Ltd.–Class A	26,180	1,183,859
S&P Global, Inc.	100,338	15,683,833
Stifel Financial Corp.	18,561	992,271

		46,665,986

Consumer Finance–0.7%
Capital One Financial Corp.	154,760	13,101,982
OneMain Holdings, Inc.(a)	19,670	554,497

22	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Synchrony Financial	608,995	$18,909,295

		32,565,774

Insurance–2.1%
Allstate Corp. (The)	231,424	21,270,180
American Financial Group, Inc./OH	12,124	1,254,228
American International Group, Inc.	394,757	24,234,132
First American Financial Corp.	22,010	1,099,840
FNF Group	346,118	16,426,760
Hanover Insurance Group, Inc. (The)	5,690	551,532
Old Republic International Corp.	44,160	869,510
Progressive Corp. (The)	481,712	23,324,495
Reinsurance Group of America, Inc.–Class A	10,500	1,465,065
Selective Insurance Group, Inc.	14,140	761,439
Validus Holdings Ltd.	10,950	538,849

		91,796,030

Thrifts & Mortgage Finance–0.0%
Essent Group Ltd.(a)	29,443	1,192,442

		346,019,599

Health Care–7.4%
Biotechnology–1.3%
Avexis, Inc.(a)	4,740	458,500
BeiGene Ltd. (ADR)(a)	5,539	573,065
Biogen, Inc.(a)(b)	79,076	24,760,277
Biohaven Pharmaceutical Holding Co., Ltd.(a)	9,278	346,812
Blueprint Medicines Corp.(a)	10,394	724,150
Clovis Oncology, Inc.(a)	8,760	721,824
DBV Technologies SA (Sponsored ADR)(a)	8,283	351,530
Gilead Sciences, Inc.	328,533	26,617,744
Loxo Oncology, Inc.(a)	8,687	800,246
Neurocrine Biosciences, Inc.(a)	11,444	701,288
Prothena Corp. PLC(a)	8,540	553,136
Sage Therapeutics, Inc.(a)	5,221	325,268
TESARO, Inc.(a)	5,259	678,937
Ultragenyx Pharmaceutical, Inc.(a)	5,610	298,789

		57,911,566

Health Care Equipment & Supplies–1.4%
Align Technology, Inc.(a)	6,463	1,203,863
DexCom, Inc.(a)	13,890	679,568
Edwards Lifesciences Corp.(a)	219,931	24,040,657
Intuitive Surgical, Inc.(a)	20,778	21,731,295
Medtronic PLC	172,779	13,437,023
Nevro Corp.(a)	13,517	1,228,425
Penumbra, Inc.(a)	12,783	1,154,305

		63,475,136

Health Care Providers & Services–2.5%
Aetna, Inc.	198,483	31,560,782
Cardinal Health, Inc.	220,000	14,722,400
Cigna Corp.	130,270	24,352,674
LifePoint Health, Inc.(a)	18,350	1,062,465
McKesson Corp.	30,775	4,727,348
Molina Healthcare, Inc.(a)	13,770	946,825

Quest Diagnostics, Inc.	91,203	8,540,249
Teladoc, Inc.(a)	38,348	1,271,236
UnitedHealth Group, Inc.	138,516	27,128,359
WellCare Health Plans, Inc.(a)	4,587	787,771

		115,100,109

Health Care Technology–0.4%
Cerner Corp.(a)	240,564	17,157,025

Life Sciences Tools & Services–0.1%
ICON PLC(a)	20,535	2,338,526

Pharmaceuticals–1.7%
GW Pharmaceuticals PLC (ADR)(a)	3,061	310,661
Johnson & Johnson(b)	266,101	34,595,791
Medicines Co. (The)(a)	12,230	452,999
Merck & Co., Inc.	235,092	15,052,941
Pfizer, Inc.	637,323	22,752,431
Zoetis, Inc.	95,620	6,096,731

		79,261,554

		335,243,916

Consumer Discretionary–6.0%
Auto Components–0.5%
Cooper-Standard Holdings, Inc.(a)	8,912	1,033,525
Dana, Inc.	41,970	1,173,481
Lear Corp.	3,361	581,722
Magna International, Inc. (New York)–Class A	375,841	20,062,392
Tenneco, Inc.	8,530	517,515

		23,368,635

Diversified Consumer Services–0.1%
Bright Horizons Family Solutions, Inc.(a)	16,547	1,426,517
Chegg, Inc.(a)	49,898	740,487
Grand Canyon Education, Inc.(a)	18,868	1,713,592
Houghton Mifflin Harcourt Co.(a)	48,324	582,304
Sotheby’s(a)	23,730	1,094,190

		5,557,090

Hotels, Restaurants & Leisure–1.0%
Bloomin’ Brands, Inc.	55,160	970,816
Brinker International, Inc.	19,101	608,558
Buffalo Wild Wings, Inc.(a)	5,673	599,636
Dave & Buster’s Entertainment, Inc.(a)	13,535	710,317
Hilton Grand Vacations, Inc.(a)	32,637	1,260,767
McDonald’s Corp.	130,549	20,454,417
Norwegian Cruise Line Holdings Ltd.(a)	19,350	1,045,868
Planet Fitness, Inc.	55,676	1,502,139
Starbucks Corp.	304,495	16,354,426
Vail Resorts, Inc.	7,010	1,599,121

		45,106,065

Household Durables–0.1%
CalAtlantic Group, Inc.	30,490	1,116,849
PulteGroup, Inc.	24,810	678,057

		1,794,906

2017 Annual Report	23

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Internet & Direct Marketing Retail–0.3%
Priceline Group, Inc. (The)(a)	7,855	$14,381,091

Media–1.7%
CBS Corp.–Class B	279,819	16,229,502
Comcast Corp.–Class A	927,741	35,699,474
Regal Entertainment Group–Class A	51,400	822,400
Scholastic Corp.	15,660	582,552
Walt Disney Co. (The)	220,161	21,701,270

		75,035,198

Multiline Retail–0.0%
Ollie’s Bargain Outlet Holdings, Inc.(a)	22,920	1,063,488

Specialty Retail–1.9%
Burlington Stores, Inc.(a)	17,501	1,670,645
Caleres, Inc.	23,173	707,240
Five Below, Inc.(a)	24,302	1,333,694
Floor & Decor Holdings, Inc.–Class A(a)	27,221	1,059,713
Home Depot, Inc. (The)	280,000	45,796,800
Lithia Motors, Inc.–Class A	11,806	1,420,380
Michaels Cos., Inc. (The)(a)	47,810	1,026,481
Ross Stores, Inc.	182,270	11,769,174
TJX Cos., Inc. (The)	240,868	17,759,198
Ulta Salon Cosmetics & Fragrance, Inc.(a)	2,643	597,476

		83,140,801

Textiles, Apparel & Luxury Goods–0.4%
Crocs, Inc.(a)	71,530	693,841
NIKE, Inc.–Class B	356,421	18,480,429

		19,174,270

		268,621,544

Industrials–5.1%
Aerospace & Defense–1.9%
Boeing Co. (The)	75,793	19,267,339
Esterline Technologies Corp.(a)	9,350	842,903
Hexcel Corp.	18,782	1,078,462
L3 Technologies, Inc.	111,068	20,928,543
Northrop Grumman Corp.	108,538	31,228,553
Raytheon Co.	42,286	7,889,722
TransDigm Group, Inc.	3,970	1,014,931
United Technologies Corp.	38,777	4,501,234

		86,751,687

Air Freight & Logistics–0.0%
Atlas Air Worldwide Holdings, Inc.(a)	13,280	873,824
Expeditors International of Washington, Inc.	17,998	1,077,360

		1,951,184

Airlines–0.4%
Delta Air Lines, Inc.	295,692	14,258,268
SkyWest, Inc.	27,190	1,193,641

		15,451,909

Building Products–0.1%
AO Smith Corp.	25,090	1,491,099
Lennox International, Inc.	7,940	1,421,022

		2,912,121

Commercial Services & Supplies–0.1%
ABM Industries, Inc.	14,280	595,619
Advanced Disposal Services, Inc.(a)	30,192	760,537
Copart, Inc.(a)	40,030	1,375,831
Steelcase, Inc.–Class A	53,461	823,299

		3,555,286

Construction & Engineering–0.1%
AECOM(a)	29,705	1,093,441
Dycom Industries, Inc.(a)	8,920	766,050
Granite Construction, Inc.	11,950	692,502
Quanta Services, Inc.(a)	27,370	1,022,817
Tutor Perini Corp.(a)	22,070	626,788

		4,201,598

Electrical Equipment–0.7%
AMETEK, Inc.	16,639	1,098,840
Eaton Corp. PLC	342,922	26,332,980
EnerSys	12,920	893,676
Regal Beloit Corp.	12,590	994,610

		29,320,106

Industrial Conglomerates–0.6%
Carlisle Cos., Inc.	8,656	868,110
Honeywell International, Inc.	196,661	27,874,730

		28,742,840

Machinery–0.5%
Gardner Denver Holdings, Inc.(a)	44,883	1,235,180
IDEX Corp.	12,264	1,489,708
Kennametal, Inc.	26,860	1,083,532
Lincoln Electric Holdings, Inc.	15,424	1,414,072
Nordson Corp.	12,110	1,435,035
Oshkosh Corp.	179,059	14,779,531
SPX FLOW, Inc.(a)	26,270	1,012,971
Terex Corp.	27,750	1,249,305

		23,699,334

Road & Rail–0.6%
Genesee & Wyoming, Inc.–Class A(a)	13,666	1,011,421
Norfolk Southern Corp.	187,987	24,859,401
Ryder System, Inc.	14,039	1,186,997
Werner Enterprises, Inc.	26,800	979,540

		28,037,359

Trading Companies & Distributors–0.1%
MRC Global, Inc.(a)	35,710	624,568
SiteOne Landscape Supply, Inc.(a)	20,228	1,175,247
Watsco, Inc.	7,215	1,162,120

		2,961,935

		227,585,359

24	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Consumer Staples–4.4%
Beverages–0.7%
Cott Corp.	48,514	$728,195
PepsiCo, Inc.	286,735	31,950,881

		32,679,076

Food & Staples Retailing–1.5%
Costco Wholesale Corp.(b)	149,806	24,611,628
CVS Health Corp.	326,623	26,560,982
Wal-Mart Stores, Inc.	181,154	14,155,374

		65,327,984

Food Products–0.5%
Conagra Brands, Inc.	20,651	696,765
Ingredion, Inc.	4,858	586,069
Tyson Foods, Inc.–Class A	285,686	20,126,578

		21,409,412

Household Products–1.0%
Kimberly-Clark Corp.	100,821	11,864,615
Procter & Gamble Co. (The)	381,476	34,706,687

		46,571,302

Tobacco–0.7%
Altria Group, Inc.	508,092	32,223,195

		198,210,969

Energy–2.1%
Energy Equipment & Services–0.4%
Helix Energy Solutions Group, Inc.(a)	30,920	228,499
Helmerich & Payne, Inc.	9,176	478,161
Oceaneering International, Inc.	28,610	751,585
Oil States International, Inc.(a)	26,280	666,198
RPC, Inc.	58,490	1,449,967
Schlumberger Ltd.(b)	217,235	15,154,313

		18,728,723

Oil, Gas & Consumable Fuels–1.7%
Devon Energy Corp.	353,432	12,974,489
EOG Resources, Inc.	280,910	27,175,233
Hess Corp.	271,703	12,740,154
HollyFrontier Corp.	22,690	816,159
Marathon Petroleum Corp.	312,243	17,510,588
Oasis Petroleum, Inc.(a)	85,110	776,203
Parsley Energy, Inc.–Class A(a)	29,045	765,045
PDC Energy, Inc.(a)	13,814	677,301
QEP Resources, Inc.(a)	96,720	828,890
SM Energy Co.	41,800	741,532
SRC Energy, Inc.(a)	94,000	908,980

		75,914,574

		94,643,297

Utilities–1.9%
Electric Utilities–1.4%
Alliant Energy Corp.	20,916	869,478
American Electric Power Co., Inc.	441,954	31,042,849
Edison International(b)	376,608	29,062,839
PNM Resources, Inc.	20,920	843,076
Portland General Electric Co.	19,390	884,960

		62,703,202

Gas Utilities–0.0%
Southwest Gas Holdings, Inc.	6,380	495,215

Multi-Utilities–0.5%
Black Hills Corp.	7,368	507,434
NiSource, Inc.	891,955	22,825,129

		23,332,563

		86,530,980

Materials–0.6%
Chemicals–0.6%
DowDuPont, Inc.	318,126	22,023,863
Ingevity Corp.(a)	8,748	546,488
PolyOne Corp.	32,605	1,305,178
Trinseo SA	16,460	1,104,466

		24,979,995

Construction Materials–0.0%
Martin Marietta Materials, Inc.	5,269	1,086,626

Containers & Packaging–0.0%
Graphic Packaging Holding Co.	90,880	1,267,776

Metals & Mining–0.0%
Alcoa Corp.(a)	19,210	895,570

		28,229,967

Real Estate–0.6%
Equity Real Estate Investment Trusts (REITs)–0.6%
Education Realty Trust, Inc.	27,690	994,902
Empire State Realty Trust, Inc.–Class A	43,998	903,719
Gramercy Property Trust	45,427	1,374,167
Mid-America Apartment Communities, Inc.	208,478	22,282,128
STAG Industrial, Inc.	24,460	671,916

		26,226,832

Telecommunication Services–0.4%
Diversified Telecommunication Services–0.0%
Vonage Holdings Corp.(a)	99,110	806,755

Wireless Telecommunication Services–0.4%
T-Mobile US, Inc.(a)	299,859	18,489,306

		19,296,061

Total Common Stocks (cost $1,671,613,076)		2,240,913,599

2017 Annual Report	25

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES–39.5%
Funds and Investment Trusts–39.5%(c)
AB All Market Real Return Portfolio–Class Z(d)	43,583,894	$380,487,398
Bernstein Fund, Inc.–International Small Cap Portfolio–Class Z(d)	14,181,185	180,384,669
Bernstein Fund, Inc.–International Strategic Equities Portfolio– Class Z(d)	45,895,874	584,254,472
Bernstein Fund, Inc.–Small Cap Core Portfolio–Class Z(d)	7,061,511	86,432,891
iShares Core MSCI Emerging Markets ETF	2,419,918	130,723,971
Sanford C. Bernstein Fund, Inc.–AB Emerging Markets Portfolio–Class Z(d)	2,606,842	81,750,565
Sanford C. Bernstein Fund, Inc.–AB Tax-Managed International Portfolio–Class Z(d)	18,442,511	330,305,371

Total Investment Companies (cost $1,500,639,862)		1,774,339,337

SHORT-TERM INVESTMENTS–10.3%
Investment Companies–10.1%
AB Fixed Income Shares, Inc.—Government Money Market Portfolio—Class AB, 0.83%(c)(d)(e) (cost $454,157,722)	454,157,722	454,157,722

	Principal Amount (000)	U.S. $ Value
U.S. Treasury Bills–0.2%
U.S. Treasury Bill Zero Coupon, 11/02/17–11/16/17	$2,500	$2,497,120
Zero Coupon, 11/09/17(f)	5,000	4,994,415

Total U.S. Treasury Bills (cost $7,491,535)		7,491,535

Total Short-Term Investments (cost $461,649,257)		461,649,257

Total Investments—99.6% (cost $3,633,902,195)		4,476,902,193

Other assets less liabilities—0.4%		17,048,375

Net Assets—100.0%		$4,493,950,568

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	6,771	December 2017	EUR	68	$279,774,123	$286,174,673	$6,400,550
FTSE 100 Index Futures	3,209	December 2017	GBP	32	314,679,300	315,172,753	493,453
Russell 2000 Mini Futures	148	December 2017	USD	7	10,722,341	11,047,460	325,119
S&P Mid 400 E-Mini Futures	62	December 2017	USD	6	10,954,952	11,133,340	178,388
TOPIX Index Futures	1,851	December 2017	JPY	18,510	263,305,058	275,532,104	12,227,046
U.S. T-Note 10 Yr (CBT) Futures	5,711	December 2017	USD	571,100	723,072,392	715,659,687	(7,412,705)
U.S. Ultra Bond (CBT) Futures	240	December 2017	USD	24,000	40,089,593	39,630,000	(459,593)

Sold Contracts
Hang Seng Index Futures	387	October 2017	HKD	19	67,845,751	68,157,004	(311,253)
S&P 500 E Mini Futures	1,390	December 2017	USD	70	171,994,597	174,868,950	(2,874,353)
S&P TSX 60 Index Futures	1,730	December 2017	CAD	346	244,288,271	254,754,718	(10,466,447)
SPI 200 Futures	1,130	December 2017	AUD	28	126,261,363	125,598,889	662,474

							$(1,237,321)

26	Sanford C. Bernstein Fund, Inc.

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	115,201	CAD	141,585	11/15/17	$(1,695,936)
Bank of America, NA	USD	308,615	EUR	261,617	11/15/17	1,295,455
Bank of America, NA	USD	81,129	GBP	62,734	11/15/17	3,045,546
BNP Paribas SA	GBP	35,232	USD	46,284	11/15/17	(989,562)
BNP Paribas SA	USD	41,316	NZD	56,407	11/15/17	(608,199)
Citibank, NA	AUD	152,436	USD	120,664	11/15/17	1,154,236
Citibank, NA	USD	82,093	JPY	9,053,538	11/15/17	(1,480,856)
Credit Suisse International	CHF	64,855	USD	67,847	11/15/17	685,753
Credit Suisse International	EUR	180,016	USD	216,076	11/15/17	2,830,239
Credit Suisse International	SEK	135,769	USD	16,792	11/15/17	83,531
Credit Suisse International	USD	223,209	AUD	280,123	11/15/17	(3,592,331)
Credit Suisse International	USD	42,169	NOK	327,553	11/15/17	(1,004,460)
Deutsche Bank AG	CHF	51,397	USD	53,196	11/15/17	(28,135)
JPMorgan Chase Bank, NA	EUR	180,016	USD	216,079	11/15/17	2,833,723
JPMorgan Chase Bank, NA	JPY	11,481,725	USD	102,756	11/15/17	523,001
JPMorgan Chase Bank, NA	NZD	5,931	USD	4,293	11/15/17	12,679
Royal Bank of Scotland PLC	GBP	17,688	USD	24,032	11/15/17	298,817
Royal Bank of Scotland PLC	SEK	165,583	USD	20,849	11/15/17	470,961
Standard Chartered Bank	NOK	121,099	USD	15,354	11/15/17	135,022
State Street Bank & Trust Co.	USD	5,334	EUR	4,577	11/15/17	87,228
State Street Bank & Trust Co.	USD	5,131	SEK	42,983	11/15/17	158,721
UBS AG	CAD	142,176	USD	113,887	11/15/17	(90,990)
UBS AG	USD	27,460	CAD	35,424	11/15/17	938,467
UBS AG	USD	28,701	CHF	27,635	11/15/17	(83,773)

						$4,979,137

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(d)	Affiliated investments.
(e)	The rate shown represents the 7-day yield as of period end.
(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2017 Annual Report	27

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay B Portfolio

September 30, 2017

	Principal Amount (000)		U.S. $ Value
INFLATION-LINKED SECURITIES–21.9%
Brazil–0.1%
Brazil Notas do Tesouro Nacional Series B 6.00%, 8/15/50	BRL	1,372	$1,465,507

Japan–1.0%
Japanese Government CPI Linked Bond
Series 21 0.10%, 3/10/26	JPY	764,821	7,087,467
Series 22 0.10%, 3/10/27		631,502	5,864,763

			12,952,230

New Zealand–0.1%
New Zealand Government Bond Series 925 2.00%, 9/20/25(a)	NZD	975	713,357

United States–20.7%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS)(b)(c)	U.S.$	26,388	26,483,179
0.125%, 4/15/20 (TIPS)(b)		21,588	21,692,308
0.125%, 4/15/21–7/15/26 (TIPS)		60,731	60,485,237
0.25%, 1/15/25 (TIPS)		8,575	8,490,418
0.375%, 7/15/23–7/15/27 (TIPS)		41,074	41,237,531
0.625%, 7/15/21–1/15/26 (TIPS)		46,500	47,395,549
1.375%, 1/15/20 (TIPS)		14,917	15,446,601
1.75%, 1/15/28 (TIPS)		2,998	3,355,307
2.00%, 1/15/26 (TIPS)		7,369	8,285,819
2.375%, 1/15/25–1/15/27 (TIPS)		22,848	26,583,795

			259,455,744

Total Inflation-Linked Securities (cost $275,293,138)			274,586,838

		Shares
INVESTMENT COMPANIES–20.6%
Funds and Investment Trusts–20.6%(d)
AB All Market Real Return Portfolio–Class Z(e)		5,921,873	51,697,951
iShares Core MSCI EAFE ETF		397,000	25,475,490
SPDR S&P 500 ETF Trust		695,795	174,804,578
SPDR S&P MidCap 400 ETF Trust		20,279	6,617,646

Total Investment Companies (cost $227,281,290)			258,595,665

	Principal Amount (000)		U.S. $ Value
GOVERNMENTS—TREASURIES–14.5%
Australia–0.3%
Australia Government Bond
Series 128 5.75%, 7/15/22(a)	AUD	2,805	$2,535,514
Series 142 4.25%, 4/21/26(a)	U.S.$	2,010	1,757,706

			4,293,220

Belgium–0.4%
Kingdom of Belgium Government Bond
Series 72 2.60%, 6/22/24(a)	EUR	1,489	2,045,643
Series 81 0.80%, 6/22/27(a)		2,425	2,885,766

			4,931,409

France–0.4%
French Republic Government Bond OAT 2.50%, 5/25/30(a)		3,015	4,176,482
3.50%, 4/25/26(a)		823	1,216,707

			5,393,189

Germany–0.8%
Bundesobligation Series 175 Zero Coupon, 4/08/22(a)		2,592	3,114,050
Bundesrepublik Deutschland 1.00%, 8/15/24(a)		48	60,816
2.50%, 7/04/44–8/15/46(a)		4,132	6,319,106

			9,493,972

Ireland–0.2%
Ireland Government Bond 1.00%, 5/15/26(a)		1,772	2,140,511

Italy–1.1%
Italy Buoni Poliennali Del Tesoro 1.35%, 4/15/22		3,141	3,816,851
3.45%, 3/01/48(a)		520	626,124
3.75%, 3/01/21–5/01/21		4,182	5,538,283
4.00%, 9/01/20		111	145,946
4.50%, 5/01/23		550	770,713
5.50%, 11/01/22		2,390	3,468,981

			14,366,898

Japan–1.5%
Japan Government Ten Year Bond
Series 342 0.10%, 3/20/26	JPY	414,550	3,712,143
Series 347 0.10%, 6/20/27		413,350	3,691,626
Japan Government Thirty Year Bond
Series 30 2.30%, 3/20/39		37,900	448,104
Series 36 2.00%, 3/20/42		35,600	405,332
Japan Government Twenty Year Bond
Series 112 2.10%, 6/20/29	U.S.$	208,100	2,269,672
Series 128 1.90%, 6/20/31		169,750	1,844,825

28	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Series 143 1.60%, 3/20/33	U.S.$	176,850	$1,872,135
Series 150 1.40%, 9/20/34		387,400	3,995,978
Series 158 0.50%, 9/20/36		58,200	514,969

			18,754,784

Mexico–0.9%
Mexican Bonos
Series M 5.75%, 3/05/26	MXN	43,880	2,245,750
6.50%, 6/10/21		15,167	827,113
7.75%, 11/13/42		7,643	444,011
8.00%, 6/11/20		68,325	3,869,445
Series M 20 10.00%, 12/05/24		62,934	4,092,239

			11,478,558

New Zealand–0.2%
New Zealand Government Bond Series 423 5.50%, 4/15/23(a)	NZD	3,759	3,125,789

Poland–0.1%
Republic of Poland Government Bond Series 1021 5.75%, 10/25/21	PLN	3,685	1,136,816

Russia–0.1%
Russian Federal Bond–OFZ Series 6214 6.40%, 5/27/20	RUB	48,155	815,029

Singapore–0.0%
Singapore Government Bond 3.375%, 9/01/33	SGD	341	281,533

South Africa–0.3%
Republic of South Africa Government Bond
Series 2023 7.75%, 2/28/23	ZAR	10,280	754,196
Series 2048 8.75%, 2/28/48		36,607	2,445,465
Series R213 7.00%, 2/28/31		14,550	895,018

			4,094,679

Spain–0.2%
Spain Government Bond 2.90%, 10/31/46(a)	EUR	986	1,180,107
4.70%, 7/30/41(a)		560	906,013

			2,086,120

Sweden–0.4%
Sweden Government Bond Series 1054 3.50%, 6/01/22	SEK	31,920	4,561,187

	Principal Amount (000)		U.S. $ Value
United Kingdom–0.7%
United Kingdom Gilt 1.50%, 7/22/26(a)	GBP	1,685	$2,303,125
2.00%, 9/07/25(a)		761	1,086,206
3.25%, 1/22/44(a)		653	1,107,722
4.25%, 6/07/32–3/07/36(a)		2,192	3,975,823

			8,472,876

United States–6.9%
U.S. Treasury Bonds 2.25%, 8/15/46	U.S.$	331	291,073
2.50%, 2/15/45–5/15/46		929	865,395
2.875%, 11/15/46(c)		4,452	4,468,301
3.00%, 11/15/44		1,101	1,134,306
3.00%, 11/15/45(b)(c)		3,745	3,854,424
3.125%, 8/15/44		3,269	3,448,778
3.625%, 8/15/43		2,873	3,297,655
4.50%, 2/15/36		1,410	1,813,172
4.625%, 2/15/40		239	314,621
6.25%, 5/15/30		2,004	2,845,166
U.S. Treasury Notes 0.875%, 11/30/17		7,800	7,797,563
1.00%, 12/31/17		7,325	7,322,211
1.125%, 2/28/19–12/31/19		20,088	19,961,497
1.25%, 1/31/20		2,181	2,166,687
1.625%, 8/31/22–5/15/26		5,985	5,844,527
1.75%, 11/30/21		3,645	3,632,470
1.875%, 7/31/22		3,174	3,167,057
2.00%, 11/15/26		1,615	1,573,868
2.125%, 12/31/22		2,670	2,689,197
2.25%, 2/15/27		1,360	1,351,925
2.375%, 8/15/24		7,828	7,937,676
2.75%, 2/15/24		356	369,788

			86,147,357

Uruguay–0.0%
Uruguay Government International Bond 8.50%, 3/15/28(a)	UYU	8,095	287,919
9.875%, 6/20/22(a)		6,243	232,143

			520,062

Total Governments—Treasuries (cost $178,605,467)			182,093,989

CORPORATES—INVESTMENT GRADE–11.0%
Industrial–5.9%
Basic–0.5%
Anglo American Capital PLC 3.75%, 4/10/22(a)	U.S.$	600	615,054
Braskem Finance Ltd. 6.45%, 2/03/24		570	640,965
Eastman Chemical Co. 3.80%, 3/15/25		276	284,241
Equate Petrochemical BV 3.00%, 3/03/22(a)		625	620,625

2017 Annual Report	29

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Gerdau Trade, Inc. 5.75%, 1/30/21(a)	U.S.$	575	$616,328
Glencore Funding LLC 4.00%, 3/27/27(a)		206	207,228
4.125%, 5/30/23(a)		321	333,785
4.625%, 4/29/24(a)		154	163,593
GTL Trade Finance, Inc. 5.893%, 4/29/24(a)		210	223,429
LyondellBasell Industries NV 5.00%, 4/15/19		297	308,060
5.75%, 4/15/24		685	784,133
Mosaic Co. (The) 5.625%, 11/15/43		380	388,227
Vale Overseas Ltd. 5.875%, 6/10/21		131	143,065
6.875%, 11/21/36		645	738,429
Yamana Gold, Inc. 4.95%, 7/15/24		725	743,959

			6,811,121

Capital Goods–0.2%
Embraer Netherlands Finance BV 5.40%, 2/01/27		725	785,175
General Electric Co. Series D 5.00%, 1/21/21(f)		238	250,890
Holcim Finance Luxembourg SA Series E 2.25%, 5/26/28(a)	EUR	675	842,554

			1,878,619

Communications—Media–0.5%
21st Century Fox America, Inc. 3.00%, 9/15/22	U.S.$	145	147,648
Charter Communications Operating LLC/Charter Communications Operating Capital 3.579%, 7/23/20		320	328,672
4.908%, 7/23/25		615	658,032
Cox Communications, Inc. 2.95%, 6/30/23(a)		402	396,440
Discovery Communications LLC 4.875%, 4/01/43		105	101,725
Myriad International Holdings BV 4.85%, 7/06/27(a)		369	381,173
NBCUniversal Enterprise, Inc. 1.974%, 4/15/19(a)		799	801,525
Time Warner Cable LLC 4.50%, 9/15/42		749	708,779
Time Warner, Inc. 3.55%, 6/01/24		685	698,275
3.60%, 7/15/25		1,100	1,104,092
4.75%, 3/29/21		1,000	1,075,810

			6,402,171

	Principal Amount (000)		U.S. $ Value
Communications—Telecommunications–1.1%
AT&T, Inc. 3.40%, 8/14/24–5/15/25	U.S.$	1,568	$1,553,354
3.60%, 2/17/23		69	71,095
3.80%, 3/15/22		157	163,673
3.90%, 8/14/27		280	280,465
3.95%, 1/15/25		181	185,478
4.125%, 2/17/26		2,162	2,220,763
4.90%, 8/14/37		445	449,864
5.15%, 2/14/50		575	579,077
British Telecommunications PLC 9.125%, 12/15/30		305	460,812
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.36%, 9/20/21(a)		1,078	1,092,876
Telefonica Emisiones SAU 5.213%, 3/08/47		421	460,662
Verizon Communications, Inc. 2.625%, 8/15/26		1,575	1,477,050
3.50%, 11/01/24		2,831	2,884,591
3.85%, 11/01/42		361	319,196
4.60%, 4/01/21		1,354	1,459,883
5.50%, 3/16/47		360	399,600

			14,058,439

Consumer Cyclical—Automotive–0.4%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		937	944,730
3.664%, 9/08/24		483	486,753
5.875%, 8/02/21		2,015	2,243,239
General Motors Co. 3.50%, 10/02/18		580	589,368
General Motors Financial Co., Inc. 3.10%, 1/15/19		675	684,301
3.25%, 5/15/18		51	51,438
4.00%, 1/15/25		335	341,646

			5,341,475

Consumer Cyclical—Entertainment–0.1%
Carnival Corp. 1.625%, 2/22/21	EUR	635	786,426

Consumer Non-Cyclical–0.8%
AbbVie, Inc. 1.375%, 5/17/24		209	252,662
2.50%, 5/14/20	U.S.$	132	133,564
Baxalta, Inc. 3.60%, 6/23/22		220	227,636
Bayer US Finance LLC 3.375%, 10/08/24(a)		251	255,511
Becton Dickinson and Co. 3.734%, 12/15/24		159	163,171
Biogen, Inc. 4.05%, 9/15/25		663	707,719
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		9	9,933
Coca-Cola Icecek AS 4.215%, 9/19/24(a)		248	250,929

30	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Laboratory Corp. of America Holdings 3.20%, 2/01/22	U.S.$	245	$249,932
3.60%, 2/01/25		113	115,293
Medtronic, Inc. 3.50%, 3/15/25		790	823,780
Mylan NV 3.125%, 11/22/28(a)	EUR	975	1,232,603
3.15%, 6/15/21	U.S.$	411	418,106
3.95%, 6/15/26		285	290,349
Reynolds American, Inc. 4.45%, 6/12/25		500	536,375
5.85%, 8/15/45		188	228,189
Sigma Alimentos SA de CV 4.125%, 5/02/26(a)		207	209,070
Teva Pharmaceutical Finance Netherlands II BV 1.25%, 3/31/23(a)	EUR	171	196,068
Teva Pharmaceutical Finance Netherlands III BV 2.80%, 7/21/23	U.S.$	1,261	1,207,685
3.15%, 10/01/26		2,049	1,891,821
Tyson Foods, Inc. 3.95%, 8/15/24		760	801,063

			10,201,459

Energy–0.9%
BP Capital Markets PLC 3.245%, 5/06/22		665	688,501
Cenovus Energy, Inc. 3.00%, 8/15/22		54	53,056
5.70%, 10/15/19		220	232,734
Encana Corp. 3.90%, 11/15/21		410	422,210
Energy Transfer LP 3.60%, 2/01/23		55	55,889
4.65%, 6/01/21		175	185,944
Energy Transfer LP/Regency Energy Finance Corp. 4.50%, 11/01/23		195	204,188
EnLink Midstream Partners LP 4.15%, 6/01/25		515	520,521
5.05%, 4/01/45		527	508,808
Enterprise Products Operating LLC 3.70%, 2/15/26		1,326	1,363,791
4.90%, 5/15/46		190	207,438
Hess Corp. 4.30%, 4/01/27		1,265	1,258,334
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		255	264,800
Kinder Morgan, Inc./DE 5.00%, 2/15/21(a)		169	181,334
5.05%, 2/15/46		275	282,458
Noble Energy, Inc. 3.90%, 11/15/24		560	573,978
ONEOK Partners LP 3.20%, 9/15/18		135	136,602

	Principal Amount (000)		U.S. $ Value
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24	U.S.$	1,242	$1,211,025
Sabine Pass Liquefaction LLC 5.00%, 3/15/27		601	639,115
Schlumberger Norge AS 4.20%, 1/15/21(a)		310	327,031
Spectra Energy Partners LP 3.50%, 3/15/25		795	800,875
Tengizchevroil Finance Co. International Ltd. 4.00%, 8/15/26(a)		363	359,551
Williams Partners LP 3.90%, 1/15/25		245	250,135
4.125%, 11/15/20		875	916,457

			11,644,775

Other Industrial–0.1%
Alfa SAB de CV 5.25%, 3/25/24(a)		725	788,220

Services–0.2%
Expedia, Inc. 3.80%, 2/15/28(a)		1,395	1,382,306
S&P Global, Inc. 4.40%, 2/15/26		1,250	1,346,875

			2,729,181

Technology–0.9%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24(a)		420	432,234
3.875%, 1/15/27(a)		773	796,121
Dell International LLC/EMC Corp. 4.42%, 6/15/21(a)		176	184,705
5.45%, 6/15/23(a)		1,140	1,248,243
6.02%, 6/15/26(a)		314	348,342
Fidelity National Information Services, Inc. 0.40%, 1/15/21	EUR	314	371,358
5.00%, 10/15/25	U.S.$	2	2,229
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(a)		960	960,067
4.90%, 10/15/25		800	845,328
HP, Inc.
3.75%, 12/01/20		317	330,390
4.375%, 9/15/21		72	76,605
KLA-Tencor Corp. 4.65%, 11/01/24		1,340	1,453,766
Lam Research Corp. 2.80%, 6/15/21		405	409,669
Seagate HDD Cayman 4.75%, 6/01/23–1/01/25		539	527,637
4.875%, 3/01/24(a)		682	672,371
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		294	299,597
VMware, Inc. 2.95%, 8/21/22		670	673,919

2017 Annual Report	31

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Western Digital Corp. 7.375%, 4/01/23(a)	U.S.$	1,059	$1,159,595

			10,792,176

Transportation—Services–0.2%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(a)		1,245	1,278,797
Penske Truck Leasing Co. Lp/PTL Finance Corp. 3.375%, 2/01/22(a)		695	715,041

			1,993,838

			73,427,900

Financial Institutions–5.0%
Banking–4.2%
ABN AMRO Bank NV 4.75%, 7/28/25(a)		395	420,161
American Express Credit Corp. 0.625%, 11/22/21	EUR	445	532,604
Banco Santander SA 3.50%, 4/11/22	U.S.$	1,400	1,434,622
Bank of America Corp. 2.881%, 4/24/23		905	909,226
3.824%, 1/20/28		2,100	2,157,099
4.00%, 1/22/25		105	108,629
4.20%, 8/26/24		320	336,214
Series G 3.593%, 7/21/28		735	742,306
Barclays PLC 3.684%, 1/10/23		745	762,850
BNP Paribas SA 3.80%, 1/10/24(a)		643	669,164
Series E 2.25%, 1/11/27(a)	EUR	474	573,381
BPCE SA 5.15%, 7/21/24(a)	U.S.$	295	318,358
5.70%, 10/22/23(a)		1,106	1,233,621
Citigroup, Inc. 3.668%, 7/24/28		1,745	1,762,223
3.875%, 3/26/25		200	204,690
Compass Bank
2.875%, 6/29/22		1,175	1,169,172
5.50%, 4/01/20		549	579,338
Cooperatieve Rabobank UA 3.95%, 11/09/22		285	299,267
4.375%, 8/04/25		1,197	1,262,045
Credit Agricole SA/London 4.125%, 1/10/27(a)		708	740,370
Credit Suisse Group Funding Guernsey Ltd. 2.75%, 3/26/20		390	393,779
3.80%, 6/09/23		810	838,066
Fifth Third Bancorp 2.30%, 3/01/19		646	650,121

	Principal Amount (000)		U.S. $ Value
Goldman Sachs Group, Inc. (The) 3.75%, 5/22/25	U.S.$	246	$253,082
3.85%, 1/26/27		281	286,673
5.75%, 1/24/22		2,629	2,946,346
Series G 7.50%, 2/15/19		400	429,652
HSBC Holdings PLC 4.00%, 3/30/22		1,730	1,827,555
4.041%, 3/13/28		2,294	2,401,794
6.00%, 9/29/23(a)(f)	EUR	650	867,491
Intesa Sanpaolo SpA 3.125%, 7/14/22(a)	U.S.$	905	908,231
JPMorgan Chase & Co. 2.295%, 8/15/21		127	126,825
3.22%, 3/01/25		1,235	1,254,624
3.54%, 5/01/28		545	551,158
3.782%, 2/01/28		1,163	1,196,518
Series X 6.10%, 10/01/24(f)		430	474,621
Lloyds Banking Group PLC 4.582%, 12/10/25		473	496,069
4.65%, 3/24/26		531	560,524
Mitsubishi UFJ Financial Group, Inc. 3.85%, 3/01/26		230	239,244
Mizuho Bank Ltd. 2.45%, 4/16/19(a)		565	568,424
Morgan Stanley 3.591%, 7/22/28		1,185	1,190,285
5.625%, 9/23/19		1,129	1,205,298
Series G 1.375%, 10/27/26	EUR	1,428	1,657,678
3.70%, 10/23/24	U.S.$	1,075	1,114,506
Nationwide Building Society 4.00%, 9/14/26(a)		1,615	1,610,268
Rabobank Capital Funding Trust IV 5.556%, 12/31/19(a)(f)	GBP	85	122,686
Santander Holdings USA, Inc. 4.40%, 7/13/27(a)	U.S.$	1,983	2,022,640
Santander Issuances SAU 3.25%, 4/04/26(a)	EUR	600	763,092
5.179%, 11/19/25	U.S.$	400	430,644
Santander UK Group Holdings PLC 2.875%, 8/05/21		1,353	1,360,103
Santander UK PLC 5.00%, 11/07/23(a)		610	660,008
Standard Chartered PLC 5.70%, 1/25/22(a)		325	354,149
Sumitomo Mitsui Banking Corp. 1.966%, 1/11/19		477	477,153
3.00%, 1/18/23		384	388,408
UBS AG/Stamford CT 7.625%, 8/17/22		280	330,442
UBS Group Funding Switzerland AG 4.125%, 9/24/25(a)		1,125	1,183,332
UniCredit SpA 3.75%, 4/12/22(a)		502	513,963

32	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
US Bancorp Series J 5.30%, 4/15/27(f)	U.S.$	833	$908,121
Wells Fargo & Co. 3.069%, 1/24/23		953	969,001
4.125%, 8/15/23		1,680	1,778,515
Series E 2.625%, 8/16/22(a)	EUR	211	274,908

			52,801,337

Insurance–0.6%
Allianz SE 3.099%, 7/06/47(a)		100	126,944
Aquarius & Investments PLC for Swiss Reinsurance Co., Ltd. 6.375%, 9/01/24(a)	U.S.$	380	401,044
Assicurazioni Generali SpA Series E 7.75%, 12/12/42(a)	EUR	300	443,922
Aviva PLC
Series E 3.375%, 12/04/45(a)		238	296,817
6.125%, 7/05/43(a)		665	956,911
CNP Assurances 4.50%, 6/10/47(a)		300	400,508
Groupama SA 6.00%, 1/23/27		300	437,940
Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(a)	U.S.$	374	531,155
Liberty Mutual Finance Europe DAC 1.75%, 3/27/24(a)	EUR	245	297,699
MetLife, Inc. 4.75%, 2/08/21	U.S.$	1,110	1,200,831
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		460	761,599
Reliance Standard Life Global Funding II 2.50%, 4/24/19(a)		655	659,581
XLIT Ltd. 3.25%, 6/29/47	EUR	398	461,953

			6,976,904

REITS–0.2%
American Tower Corp. 3.50%, 1/31/23	U.S.$	525	543,391
Brixmor Operating Partnership LP 3.85%, 2/01/25		271	270,745
Host Hotels & Resorts LP Series D 3.75%, 10/15/23		25	25,557
Trust F/1401 5.25%, 1/30/26(a)		760	807,504
Welltower, Inc. 4.00%, 6/01/25		1,231	1,282,124

			2,929,321

			62,707,562

	Principal Amount (000)		U.S. $ Value
Utility–0.1%
Electric–0.1%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36	U.S.$	255	$327,986
EDP Finance BV 4.125%, 1/15/20(a)		252	261,246
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(a)		776	840,020
Monongahela Power Co. 4.10%, 4/15/24(a)		305	325,051
Trans-Allegheny Interstate Line Co. 3.85%, 6/01/25(a)		90	94,064

			1,848,367

Total Corporates—Investment Grade (cost $133,783,580)			137,983,829

MORTGAGE PASS-THROUGHS–6.4%
Agency Fixed Rate 30-Year–5.9%
Federal Home Loan Mortgage Corp. Gold 4.00%, 2/01/46		1,689	1,790,913
Series 2017 4.00%, 7/01/44		1,337	1,417,000
Federal National Mortgage Association 3.00%, 5/01/45–8/01/45		2,688	2,700,797
3.50%, 10/01/47, TBA		2,845	2,932,795
3.50%, 10/01/47, TBA		18,345	18,911,116
4.00%, 12/01/40–10/01/43		3,043	3,227,992
4.00%, 10/25/47, TBA		6,545	6,890,147
4.00%, 10/25/47, TBA		9,748	10,262,055
4.50%, 8/01/44–6/01/47		11,455	12,306,579
4.50%, 10/25/47, TBA		4,300	4,615,109
5.50%, 8/01/37–9/01/41		1,491	1,659,561
Government National Mortgage Association 3.00%, 4/20/46–5/20/46		1,296	1,315,370
3.50%, 10/01/47, TBA		5,968	6,204,389

			74,233,823

Agency Fixed Rate 15-Year–0.4%
Federal National Mortgage Association 2.50%, 3/01/28–2/01/32		3,826	3,857,576
Series 2016 2.50%, 12/01/31		1,857	1,871,408

			5,728,984

Other Agency Fixed Rate Programs–0.1%
Federal National Mortgage Association 4.50%, 8/01/23–1/01/31		886	952,936

Total Mortgage Pass-Throughs (cost $81,088,866)			80,915,743

2017 Annual Report	33

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
ASSET-BACKED SECURITIES–4.2%
Autos—Fixed Rate–2.1%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19	U.S.$	503	$502,694
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		1,391	1,391,165
Americredit Automobile Receivables Trust Series 2016-4, Class A2A 1.34%, 4/08/20		564	563,730
AmeriCredit Automobile Receivables Trust Series 2017-3, Class A2A 1.69%, 12/18/20		360	359,688
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(a)		1,335	1,345,466
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(a)		538	537,527
California Republic Auto Receivables Trust Series 2015-2, Class A3 1.31%, 8/15/19		106	105,586
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		782	781,616
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(a)		638	638,543
CPS Auto Trust Series 2017-A, Class A 1.68%, 8/17/20(a)		293	291,875
DT Auto Owner Trust Series 2017-3A, Class A 1.73%, 8/17/20(a)		337	336,385
Enterprise Fleet Financing LLC Series 2015-1, Class A2 1.30%, 9/20/20(a)		294	293,420
Exeter Automobile Receivables Trust
Series 2016-1A, Class D 8.20%, 2/15/23(a)		390	412,868
Series 2016-3A, Class A 1.84%, 11/16/20(a)		225	224,506
Series 2017-2A, Class A 2.11%, 6/15/21(a)		480	480,216
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		961	960,676
First Investors Auto Owner Trust Series 2016-2A, Class A1 1.53%, 11/16/20(a)		106	105,838
Flagship Credit Auto Trust
Series 2016-2, Class D 8.56%, 11/15/23(a)		330	359,981
Series 2016-4, Class A2 1.96%, 2/16/21(a)		340	339,029

	Principal Amount (000)		U.S. $ Value
Series 2016-4, Class D 3.89%, 11/15/22(a)	U.S.$	435	$439,530
Series 2017-2, Class A 1.85%, 7/15/21(a)		598	597,597
Series 2017-3, Class A 1.88%, 10/15/21(a)		496	496,019
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(a)		408	411,129
Ford Credit Auto Owner Trust/Ford Credit Series 2014-1, Class A 2.26%, 11/15/25(a)		1,500	1,510,957
Ford Credit Floorplan Master Owner Trust
Series 2015-2, Class A1 1.98%, 1/15/22		816	815,721
Series 2016-1, Class A1 1.76%, 2/15/21		649	648,354
Series 2017-1, Class A1 2.07%, 5/15/22		1,090	1,093,393
GM Financial Automobile Leasing Trust
Series 2015-2, Class A3 1.68%, 12/20/18		785	785,815
Series 2015-3, Class A3 1.69%, 3/20/19		931	931,193
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(a)		651	650,977
Harley-Davidson Motorcycle Trust
Series 2015-1, Class A3 1.41%, 6/15/20		325	324,364
Series 2015-2, Class A3 1.30%, 3/16/20		602	601,445
Hertz Vehicle Financing II LP
Series 2015-1A, Class A 2.73%, 3/25/21(a)		1,975	1,976,169
Series 2015-1A, Class B 3.52%, 3/25/21(a)		131	132,595
Series 2015-2A, Class A 2.02%, 9/25/19(a)		643	640,809
Series 2015-3A, Class A 2.67%, 9/25/21(a)		725	718,818
Hertz Vehicle Financing LLC
Series 2013-1A, Class B2 2.48%, 8/25/19(a)		493	490,630
Series 2016-1A, Class A 2.32%, 3/25/20(a)		884	883,019
Hyundai Auto Lease Securitization Trust Series 2015-B, Class A3 1.40%, 11/15/18(a)		227	227,432
Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18		259	258,921
Porsche Innovative Lease Owner Trust Series 2015-1, Class A4 1.43%, 5/21/21(a)		220	220,006
Santander Drive Auto Receivables Trust
Series 2013-2, Class E 2.98%, 4/15/20(a)		832	833,854

34	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Series 2016-3, Class A2 1.34%, 11/15/19	U.S.$	324	$324,242
Series 2017-3, Class A2 1.67%, 6/15/20		346	345,799
Westlake Automobile Receivables Trust Series 2016-2A, Class A2 1.57%, 6/17/19(a)		181	181,174

			26,570,771

Other ABS—Fixed Rate–0.8%
Ascentium Equipment Receivables Trust Series 2016-1A, Class A2 1.75%, 11/13/18(a)		71	71,441
Citi Held For Asset Issuance Series 2016-PM1, Class A 4.65%, 4/15/25(a)(g)		27	27,416
CNH Equipment Trust
Series 2014-B, Class A4 1.61%, 5/17/21		1,446	1,446,480
Series 2015-A, Class A4 1.85%, 4/15/21		1,143	1,144,190
Marlette Funding Trust
Series 2016-1A, Class A 3.06%, 1/17/23(a)(g)		150	150,023
Series 2017-1A, Class A 2.827%, 3/15/24(a)(g)		429	431,172
Series 2017-2A, Class A 2.39%, 7/15/24(a)(g)		736	736,358
Prosper Marketplace Issuance Trust Series 2017-2A, Class B 3.48%, 9/15/23(a)(g)		330	330,802
SBA Tower Trust 3.156%, 10/08/20(a)(g)		538	541,968
Series 2014-1A, Class C 2.898%, 10/15/44(a)(g)		396	398,452
Series 2014-2A, Class C 3.869%, 10/15/49(a)(g)		774	784,841
SoFi Consumer Loan Program LLC
Series 2016-2, Class A 3.09%, 10/27/25(a)(g)		342	345,734
Series 2016-3, Class A 3.05%, 12/26/25(a)(g)		446	450,632
Series 2017-2, Class A 3.28%, 2/25/26(a)(g)		1,305	1,322,656
Series 2017-5, Class A2 2.78%, 9/25/26(a)(g)		940	936,889
Volvo Financial Equipment LLC Series 2015-1A, Class A3 1.51%, 6/17/19(a)		965	964,506

			10,083,560

Credit Cards—Fixed Rate–0.8%
Barclays Dryrock Issuance Trust
Series 2015-1, Class A 2.20%, 12/15/22		1,597	1,604,048
Series 2015-2, Class A 1.56%, 3/15/21		658	658,241

	Principal Amount (000)		U.S. $ Value
Series 2015-4, Class A 1.72%, 8/16/21	U.S.$	643	$643,515
Capital One Multi-Asset Execution Trust Series 2015-A5, Class A5 1.60%, 5/17/21		713	713,458
Synchrony Credit Card Master Note Trust
Series 2012-2, Class A 2.22%, 1/15/22		1,664	1,674,065
Series 2015-3, Class A 1.74%, 9/15/21		941	940,888
Series 2016-1, Class A 2.04%, 3/15/22		626	628,203
World Financial Network Credit Card Master Trust
Series 2013-A, Class A 1.61%, 12/15/21		1,456	1,456,436
Series 2016-B, Class A 1.44%, 6/15/22		607	605,691
Series 2017-B, Class A 1.98%, 6/15/23		570	569,560

			9,494,105

Credit Cards—Floating Rate–0.3%
American Express Issuance Trust II Series 2013-1, Class A 1.514% (LIBOR 1 Month + 0.28%), 2/15/19(h)		1,570	1,571,862
Discover Card Execution Note Trust Series 2015-A1, Class A1 1.584% (LIBOR 1 Month + 0.35%), 8/17/20(h)		1,335	1,336,316
World Financial Network Credit Card Master Trust Series 2015-A, Class A 1.714% (LIBOR 1 Month + 0.48%), 2/15/22(h)		1,132	1,133,959

			4,042,137

Autos—Floating Rate–0.2%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 1.734% (LIBOR 1 Month + 0.50%), 7/15/20(a)(h)		1,278	1,282,316
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A2 1.804% (LIBOR 1 Month + 0.57%), 1/15/22(h)		210	211,630
Hertz Fleet Lease Funding LP Series 2014-1, Class A 1.635% (LIBOR 1 Month + 0.40%), 4/10/28(a)(h)		17	17,138
Wells Fargo Dealer Floorplan Master Note Trust Series 2015-1, Class A 1.736% (LIBOR 1 Month + 0.50%), 1/20/20(h)		1,296	1,298,072

			2,809,156

Total Asset-Backed Securities (cost $52,863,346)			52,999,729

2017 Annual Report	35

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
COLLATERALIZED MORTGAGE OBLIGATIONS–3.4%
Risk Share Floating Rate–2.7%
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.737% (LIBOR 1 Month + 6.50%), 4/25/26(h)(i)	U.S.$	463	$476,018
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2014-DN4, Class M3 5.787% (LIBOR 1 Month + 4.55%), 10/25/24(h)		1,170	1,268,176
Series 2014-HQ2, Class M1 2.687% (LIBOR 1 Month + 1.45%), 9/25/24(h)		32	32,144
Series 2014-HQ3, Class M3
5.987% (LIBOR 1 Month + 4.75%), 10/25/24(h)		950	1,046,706
Series 2015-DNA1, Class M2 3.087% (LIBOR 1 Month + 1.85%), 10/25/27(h)		360	367,109
Series 2015-DNA1, Class M3 4.537% (LIBOR 1 Month + 3.30%), 10/25/27(h)		520	577,097
Series 2015-DNA2, Class M2 3.837% (LIBOR 1 Month + 2.60%), 12/25/27(h)		1,508	1,538,494
Series 2015-DNA3, Class M3 5.937% (LIBOR 1 Month + 4.70%), 4/25/28(h)		834	958,200
Series 2015-HQ1, Class M2 3.437% (LIBOR 1 Month + 2.20%), 3/25/25(h)		265	267,051
Series 2015-HQA1, Class M2 3.887% (LIBOR 1 Month + 2.65%), 3/25/28(h)		1,326	1,355,138
Series 2015-HQA2, Class M3 6.037% (LIBOR 1 Month + 4.80%), 5/25/28(h)		539	617,149
Series 2016-DNA1, Class M2 4.137% (LIBOR 1 Month + 2.90%), 7/25/28(h)		415	428,102
Series 2016-DNA1, Class M3 6.787% (LIBOR 1 Month + 5.55%), 7/25/28(h)		318	372,896
Series 2016-DNA2, Class M3 5.887% (LIBOR 1 Month + 4.65%), 10/25/28(h)		342	383,420
Series 2016-DNA3, Class M2 3.237% (LIBOR 1 Month + 2.00%), 12/25/28(h)		309	314,881
Series 2016-DNA4, Class M2 2.537% (LIBOR 1 Month + 1.30%), 3/25/29(h)		300	302,816
Series 2016-HQA1, Class M3 7.587% (LIBOR 1 Month + 6.35%), 9/25/28(h)		386	465,663

	Principal Amount (000)		U.S. $ Value
Series 2017-DNA2, Class M2 4.687% (LIBOR 1 Month + 3.45%), 10/25/29(h)	U.S.$	434	$458,444
Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C02, Class 1M1 2.187% (LIBOR 1 Month + 0.95%), 5/25/24(h)		177	177,200
Series 2014-C04, Class 1M2 6.137% (LIBOR 1 Month + 4.90%), 11/25/24(h)		1,334	1,509,603
Series 2014-C04, Class 2M2
6.237% (LIBOR 1 Month + 5.00%), 11/25/24(h)		1,065	1,195,209
Series 2015-C01, Class 1M2 5.537% (LIBOR 1 Month + 4.30%), 2/25/25(h)		1,413	1,512,628
Series 2015-C01, Class 2M2 5.787% (LIBOR 1 Month + 4.55%), 2/25/25(h)		878	937,392
Series 2015-C02, Class 1M2 5.237% (LIBOR 1 Month + 4.00%), 5/25/25(h)		1,130	1,204,426
Series 2015-C02, Class 2M2 5.237% (LIBOR 1 Month + 4.00%), 5/25/25(h)		1,644	1,735,726
Series 2015-C03, Class 1M2 6.237% (LIBOR 1 Month + 5.00%), 7/25/25(h)		1,487	1,644,099
Series 2015-C03, Class 2M2 6.237% (LIBOR 1 Month + 5.00%), 7/25/25(h)		1,716	1,875,859
Series 2015-C04, Class 1M2 6.937% (LIBOR 1 Month + 5.70%), 4/25/28(h)		1,032	1,161,642
Series 2015-C04, Class 2M2 6.787% (LIBOR 1 Month + 5.55%), 4/25/28(h)		821	906,213
Series 2016-C01, Class 1M2 7.987% (LIBOR 1 Month + 6.75%), 8/25/28(h)		1,355	1,598,168
Series 2016-C01, Class 2M2 8.187% (LIBOR 1 Month + 6.95%), 8/25/28(h)		857	1,013,327
Series 2016-C02, Class 1M2 7.237% (LIBOR 1 Month + 6.00%), 9/25/28(h)		1,393	1,613,692
Series 2016-C03, Class 1M1 3.237% (LIBOR 1 Month + 2.00%), 10/25/28(h)		80	81,745
Series 2016-C03, Class 1M2 6.537% (LIBOR 1 Month + 5.30%), 10/25/28(h)		134	152,304
Series 2016-C03, Class 2M1 3.437% (LIBOR 1 Month + 2.20%), 10/25/28(h)		120	121,206

36	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Series 2016-C03, Class 2M2 7.137% (LIBOR 1 Month + 5.90%), 10/25/28(h)	U.S.$	1,157	$1,324,388
Series 2016-C04, Class 1M2 5.487% (LIBOR 1 Month + 4.25%), 1/25/29(h)		331	362,613
Series 2016-C05, Class 2M2 5.687% (LIBOR 1 Month + 4.45%), 1/25/29(h)		453	496,286
Series 2016-C07, Class 2M2
5.587% (LIBOR 1 Month + 4.35%), 5/25/29(h)		275	298,730
Series 2017-C02, Class 2M2 4.887% (LIBOR 1 Month + 3.65%), 9/25/29(h)		276	291,848
JP Morgan Madison Avenue Securities Trust
Series 2014-CH1, Class M2 5.487% (LIBOR 1 Month + 4.25%), 11/25/24(h)(i)		101	110,255
Series 2015-CH1, Class M1 3.237% (LIBOR 1 Month + 2.00%), 10/25/25(h)(i)		239	241,293
Wells Fargo Credit Risk Transfer Securities Trust
Series 2015-WF1, Class 1M2 6.487% (LIBOR 1 Month + 5.25%), 11/25/25(h)(i)		510	553,645
Series 2015-WF1, Class 2M2 6.737% (LIBOR 1 Month + 5.50%), 11/25/25(h)(i)		144	163,453

			33,512,454

Agency Floating Rate–0.5%
Federal Home Loan Mortgage Corp. REMICs Series 4693, Class SL 4.916% (6.15%–LIBOR 1 Month), 6/15/47(h)(j)		3,563	784,606
Federal National Mortgage Association REMICs
Series 2011-131, Class ST 5.303% (6.54%–LIBOR 1 Month), 12/25/41(h)(j)		1,724	368,499
Series 2012-70, Class SA 5.313% (6.55%–LIBOR 1 Month), 7/25/42(h)(j)		2,303	504,711
Series 2014-17, Class SA 4.813% (6.05%–LIBOR 1 Month), 4/25/44(h)(j)		3,726	720,319
Series 2014-78, Class SE 4.863% (6.10%–LIBOR 1 Month), 12/25/44(h)(j)		1,655	309,377
Series 2014-92, Class SX 4.863% (6.10%–LIBOR 1 Month), 1/25/45(h)(j)		4,218	826,391

	Principal Amount (000)		U.S. $ Value
Series 2016-77, Class DS 4.763% (6.00%–LIBOR 1 Month), 10/25/46(h)(j)	U.S.$	3,476	$656,906
Series 2017-16, Class SG 4.813% (6.05%–LIBOR 1 Month), 3/25/47(h)(j)		1,718	354,023
Series 2017-62, Class AS 4.913% (6.15%–LIBOR 1 Month), 8/25/47(h)(j)		1,642	350,072
Series 2017-81, Class SA
4.977% (6.20%–LIBOR 1 Month), 10/25/47(h)(j)		1,400	321,562
Government National Mortgage Association
Series 2017-122, Class SA 4.964% (6.20%–LIBOR 1 Month), 8/20/47(g)(h)(j)		1,496	332,584
Series 2017-65, Class ST 4.914% (6.15%–LIBOR 1 Month), 4/20/47(h)(j)		1,935	417,484

			5,946,534

Non-Agency Fixed Rate–0.2%
Alternative Loan Trust
Series 2005-57CB, Class 4A3 5.50%, 12/25/35		1,211	1,100,418
Series 2006-23CB, Class 1A7 6.00%, 8/25/36		260	252,545
Series 2006-9T1, Class A1 5.75%, 5/25/36		320	252,259
Credit Suisse Mortgage Trust Series 2010-6R, Class 3A2 5.875%, 1/26/38(a)		468	390,484
RBSSP Resecuritization Trust
Series 2009-7, Class 10A3 6.00%, 8/26/37(a)		671	597,865
Series 2010-9, Class 7A6 6.00%, 5/26/37(a)		588	481,889

			3,075,460

Total Collateralized Mortgage Obligations (cost $40,047,676)			42,534,448

COMMERCIAL MORTGAGE-BACKED SECURITIES–3.2%
Non-Agency Fixed Rate CMBS–2.6%
BHMS Commercial Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)		1,895	1,914,466
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 5/10/58		1,250	1,261,379
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(a)		2,120	2,181,907
Citigroup Commercial Mortgage Trust
Series 2012-GC8, Class D 5.036%, 9/10/45(a)(g)		673	599,274

2017 Annual Report	37

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Series 2015-GC27, Class A5 3.137%, 2/10/48	U.S.$	838	$844,744
Series 2015-GC35, Class A4 3.818%, 11/10/48		525	551,893
Series 2016-C1, Class A4 3.209%, 5/10/49		1,411	1,423,620
Series 2016-GC36, Class A5 3.616%, 2/10/49		645	669,349
Commercial Mortgage Loan Trust Series 2008-LS1, Class A1A 6.267%, 12/10/49(g)		462	462,229
Commercial Mortgage Trust Series 2010-C1, Class D 6.324%, 7/10/46(a)(g)		1,070	1,133,042
Series 2013-CR6, Class A2 2.122%, 3/10/46		2,873	2,875,126
Series 2014-UBS5, Class A4 3.838%, 9/10/47		990	1,042,375
Series 2015-CR24, Class A5 3.696%, 8/10/48		655	682,702
Series 2015-LC21, Class XA 0.998%, 7/10/48(g)(k)		6,214	260,160
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48		671	700,538
Series 2015-C4, Class A4 3.808%, 11/15/48		1,345	1,409,108
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.565%, 8/10/44(a)(g)		755	742,587
Series 2013-G1, Class A1 2.059%, 4/10/31(a)		345	336,135
Series 2013-G1, Class A2 3.557%, 4/10/31(a)		1,094	1,088,725
Series 2014-GC18, Class D 5.109%, 1/10/47(a)(g)		200	171,133
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM 5.372%, 5/15/47(g)		562	562,125
Series 2011-C5, Class D 5.588%, 8/15/46(a)(g)		116	116,397
Series 2012-C6, Class E 5.307%, 5/15/45(a)(g)		375	333,080
Series 2012-CBX, Class E 5.386%, 6/15/45(a)(g)		305	306,058
JPMBB Commercial Mortgage Securities Trust Series 2014-C22, Class XA 1.08%, 9/15/47(k)		16,453	793,990
Series 2015-C30, Class A5 3.822%, 7/15/48		655	689,385
Series 2015-C31, Class A3 3.801%, 8/15/48		1,344	1,413,778
Series 2015-C32, Class C 4.818%, 11/15/48(g)		704	695,684

	Principal Amount (000)		U.S. $ Value
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39(g)	U.S.$	575	$459,617
LSTAR Commercial Mortgage Trust Series 2015-3, Class A2 2.729%, 4/20/48(a)		757	759,464
Series 2016-4, Class A2 2.579%, 3/10/49(a)		1,327	1,312,923
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(g)		464	463,642
Series 2016-UB12, Class A4 3.596%, 12/15/49		1,005	1,045,065
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45		2,030	2,055,436
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.619%, 9/15/48(g)		669	653,514
Series 2016-LC25, Class C 4.584%, 12/15/59(g)		125	123,896
Series 2016-NXS6, Class C 4.454%, 11/15/49(g)		750	766,353

			32,900,899

Non-Agency Floating Rate CMBS–0.6%
CGBAM Commercial Mortgage Trust Series 2016-IMC, Class A 3.134% (LIBOR 1 Month + 1.90%), 11/15/21(a)(h)		469	468,700
Series 2016-IMC, Class C 5.184% (LIBOR 1 Month + 3.95%), 11/15/21(a)(h)		861	864,217
CSMC Mortgage-Backed Trust Series 2016-MFF, Class D 5.827% (LIBOR 1 Month + 4.60%), 11/15/33(a)(g)(h)		640	643,597
Great Wolf Trust Series 2017-WOLF, Class A 2.09% (LIBOR 1 Month + 0.85%), 9/15/34(a)(g)(h)		914	913,998
H/2 Asset Funding NRE Series 2015-1A 2.888% (LIBOR 1 Month + 1.65%), 6/24/49(g)(h)(i)		435	434,649
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A 2.927% (LIBOR 1 Month + 1.70%), 7/15/36(a)(h)		947	948,100
Morgan Stanley Capital I Trust Series 2015-XLF2, Class AFSA 3.104% (LIBOR 1 Month + 1.87%), 8/15/26(a)(h)		288	287,968
Series 2015-XLF2, Class SNMA 3.184% (LIBOR 1 Month + 1.95%), 11/15/26(a)(h)		326	323,640

38	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Starwood Retail Property Trust Series 2014-STAR, Class A 2.454% (LIBOR 1 Month + 1.22%), 11/15/27(a)(h)	U.S.$	2,537	$2,538,185
Waldorf Astoria Boca Raton Trust Series 2016-BOCA, Class A 2.584% (LIBOR 1 Month + 1.35%), 6/15/29(a)(h)		209	209,372

			7,632,426

Total Commercial Mortgage-Backed Securities (cost $40,954,714)			40,533,325

CORPORATES—NON-INVESTMENT GRADE–2.2%
Industrial–1.3%
Basic–0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(a)		295	304,183
SPCM SA 4.875%, 9/15/25(a)		488	504,402

			808,585

Communications—Media–0.1%
CSC Holdings LLC 6.75%, 11/15/21		285	314,868
SFR Group SA 5.375%, 5/15/22(a)	EUR	105	129,603
7.375%, 5/01/26(a)	U.S.$	505	545,693

			990,164

Communications—Telecommunications–0.2%
CenturyLink, Inc. Series S 6.45%, 6/15/21		249	259,911
Series T 5.80%, 3/15/22		250	249,227
Series Y 7.50%, 4/01/24		465	481,443
Sprint Capital Corp. 6.90%, 5/01/19		1,230	1,311,229
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC 6.00%, 4/15/23(a)		280	268,030
Wind Acquisition Finance SA 4.75%, 7/15/20(a)		650	658,366

			3,228,206

Consumer Cyclical—Automotive–0.1%
Adient Global Holdings Ltd. 4.875%, 8/15/26(a)		340	347,616
Allison Transmission, Inc. 5.00%, 10/01/24(a)		393	407,077
LKQ Italia Bondco SpA 3.875%, 4/01/24(a)	EUR	156	202,752

			957,445

	Principal Amount (000)		U.S. $ Value
Consumer Cyclical—Other–0.2%
Cirsa Funding Luxembourg SA 5.875%, 5/15/23(a)	EUR	315	$391,129
International Game Technology PLC 4.75%, 2/15/23(a)		305	402,000
6.25%, 2/15/22(a)	U.S.$	345	380,845
6.50%, 2/15/25(a)		885	995,050
KB Home 4.75%, 5/15/19		265	273,708

			2,442,732

Consumer Cyclical—Retailers–0.0%
Dufry Finance SCA 4.50%, 8/01/23(a)	EUR	153	192,462

Consumer Non-Cyclical–0.2%
CHS/Community Health Systems, Inc. 5.125%, 8/01/21	U.S.$	156	154,226
6.25%, 3/31/23		270	266,072
Hill-Rom Holdings, Inc. 5.75%, 9/01/23(a)		95	100,324
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 4.875%, 4/15/20(a)		213	211,884
5.75%, 8/01/22(a)		53	51,668
Synlab Bondco PLC 6.25%, 7/01/22(a)	EUR	157	197,707
Tenet Healthcare Corp. 4.375%, 10/01/21	U.S.$	174	176,307
4.50%, 4/01/21		255	259,901
Valeant Pharmaceuticals International, Inc. 4.50%, 5/15/23(a)	EUR	315	319,056
5.875%, 5/15/23(a)	U.S.$	118	104,209
6.125%, 4/15/25(a)		615	538,574

			2,379,928

Energy–0.2%
Cheniere Energy Partners LP 5.25%, 10/01/25(a)		912	932,639
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		501	373,871
Nabors Industries, Inc. 5.50%, 1/15/23		1,244	1,236,138
Southern Star Central Corp. 5.125%, 7/15/22(a)		412	426,733

			2,969,381

Technology–0.0%
EMC Corp. 3.375%, 6/01/23		645	623,547

Transportation—Services–0.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(a)		717	717,402
5.50%, 4/01/23		217	221,874
6.375%, 4/01/24(a)		36	37,575

2017 Annual Report	39

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Europcar Groupe SA 5.75%, 6/15/22(a)	EUR	173	$216,150
Hertz Corp. (The) 5.50%, 10/15/24(a)	U.S.$	300	270,597
6.75%, 4/15/19		158	157,997
Loxam SAS 4.25%, 4/15/24(a)	EUR	160	202,434
7.00%, 7/23/22(a)		280	350,437

			2,174,466

			16,766,916

Financial Institutions–0.9%
Banking–0.8%
ABN AMRO Bank NV 5.75%, 9/22/20(a)(f)		200	254,671
Bank of America Corp. Series Z 6.50%, 10/23/24(f)	U.S.$	275	310,692
Bank of Ireland 7.375%, 6/18/20(a)(f)	EUR	480	630,522
Barclays Bank PLC 6.86%, 6/15/32(a)(f)	U.S.$	205	248,009
Barclays PLC 8.00%, 12/15/20(f)	EUR	630	836,912
Citigroup, Inc. Series P 5.95%, 5/15/25(f)	U.S.$	555	600,066
Credit Suisse Group AG 7.50%, 12/11/23(a)(f)		200	226,348
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)		590	599,824
Series E 3.928%, 9/15/26(a)	EUR	341	434,250
Lloyds Banking Group PLC 6.375%, 6/27/20(a)(f)		235	298,342
7.50%, 6/27/24(f)	U.S.$	355	397,447
Royal Bank of Scotland Group PLC 2.001%, 12/31/17(a)(f)	EUR	250	284,957
6.125%, 12/15/22	U.S.$	280	308,966
8.625%, 8/15/21(f)		1,235	1,370,899
Series U 3.655%, 9/30/27(f)		1,300	1,245,205
Standard Chartered PLC 2.821% (LIBOR 3 Month + 1.51%), 1/30/27(a)(f)(h)		900	775,179
7.50%, 4/02/22(a)(f)		557	594,598

			9,416,887

Finance–0.1%
Navient Corp. 6.625%, 7/26/21		1,140	1,221,943

			10,638,830

Total Corporates—Non-Investment Grade (cost $26,460,485)			27,405,746

	Principal Amount (000)		U.S. $ Value
GOVERNMENTS—SOVEREIGN AGENCIES–1.2%
Canada–1.2%
Canada Housing Trust No. 1 1.90%, 9/15/26(a)	CAD	2,900	$2,207,509
2.25%, 12/15/25(a)		4,185	3,301,547
3.80%, 6/15/21(a)		11,485	9,802,313

Total Governments—Sovereign Agencies (cost $14,997,210)			15,311,369

EMERGING MARKETS—TREASURIES–1.1%
Argentina–0.2%
Argentina POM Politica Monetaria Series POM 26.25% (ARPP7DRR), 6/21/20(h)	ARS	1,746	105,211
Argentine Bonos del Tesoro 15.50%, 10/17/26	U.S.$	12,288	753,473
16.00%, 10/17/23		24,013	1,431,078

			2,289,762

Brazil–0.6%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21–1/01/27	BRL	23,670	7,688,910

Turkey–0.3%
Turkey Government Bond 11.00%, 2/24/27	TRY	13,810	3,946,739

Total Emerging Markets—Treasuries (cost $13,261,648)			13,925,411

COVERED BONDS–0.5%
Banco de Sabadell SA 0.875%, 11/12/21(a)	EUR	500	608,366
Commonwealth Bank of Australia Series E 0.75%, 11/04/21(a)		610	740,735
Credit Suisse AG/Guernsey Series E 1.75%, 1/15/21(a)		560	700,279
Danske Bank A/S Series E 1.25%, 6/11/21(a)		595	737,021
DNB Boligkreditt AS Series E 3.875%, 6/16/21		473	640,530
National Bank of Canada 1.50%, 3/25/21(a)		461	573,712
Royal Bank of Canada 1.625%, 8/04/20(a)		575	713,402
Santander UK PLC Series E 1.625%, 11/26/20(a)		564	702,241
UBS AG/London Series E 1.375%, 4/16/21(a)		570	706,903

40	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Westpac Banking Corp. Series E 1.50%, 3/24/21(a)	EUR	585	$727,828

Total Covered Bonds (cost $6,365,966)			6,851,017

AGENCIES–0.5%
Agency Debentures–0.5%
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20 (cost $5,827,810)	U.S.$	6,490	6,172,639

EMERGING MARKETS—CORPORATE BONDS–0.5%
Industrial–0.5%
Capital Goods–0.1%
Odebrecht Finance Ltd. 5.25%, 6/27/29(a)		415	151,475
7.125%, 6/26/42(a)		1,765	670,700

			822,175

Communications—Telecommunications–0.0%
MTN Mauritius Investment Ltd. 5.373%, 2/13/22(a)		341	352,935

Consumer Non-Cyclical–0.1%
Cosan Ltd. 5.95%, 9/20/24(a)		204	208,796
MARB BondCo PLC 7.00%, 3/15/24(a)		669	658,798
Marfrig Holdings Europe BV 8.00%, 6/08/23(a)		200	206,890
Minerva Luxembourg SA 6.50%, 9/20/26(a)		648	655,047

			1,729,531

Energy–0.2%
Petrobras Global Finance BV 6.125%, 1/17/22		1,144	1,228,147
8.75%, 5/23/26		340	409,207
Ultrapar International SA 5.25%, 10/06/26(a)		542	556,905

			2,194,259

Transportation—Services–0.1%
Rumo Luxembourg SARL 7.375%, 2/09/24(a)		510	553,350

Total Emerging Markets—Corporate Bonds (cost $5,630,644)			5,652,250

QUASI-SOVEREIGNS–0.5%
Quasi-Sovereign Bonds–0.5%
Chile–0.1%
Corp. Nacional del Cobre de Chile 3.625%, 8/01/27(a)		533	530,549

	Principal Amount (000)		U.S. $ Value
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)	U.S.$	465	$505,687

			1,036,236

China–0.1%
State Grid Overseas Investment 2014 Ltd. 4.125%, 5/07/24(a)		951	1,015,230
State Grid Overseas Investment 2016 Ltd. 2.25%, 5/04/20(a)		700	698,453

			1,713,683

Kazakhstan–0.1%
KazMunayGas National Co. JSC 6.375%, 4/09/21(a)		256	280,320
7.00%, 5/05/20(a)		225	245,249

			525,569

Mexico–0.2%
Petroleos Mexicanos 4.625%, 9/21/23		938	967,172
4.875%, 1/18/24		865	897,005
6.50%, 3/13/27(a)		460	509,785

			2,373,962

Total Quasi-Sovereigns (cost $5,437,856)			5,649,450

EMERGING MARKETS—SOVEREIGNS–0.4%
Angola–0.0%
Republic of Angola Via Northern Lights III BV 7.00%, 8/17/19(a)		348	357,925

Argentina–0.0%
Argentine Republic Government International Bond 5.625%, 1/26/22		222	233,100

Bahrain–0.1%
Bahrain Government International Bond 7.00%, 10/12/28(a)		515	525,300

Brazil–0.0%
Brazilian Government International Bond 6.00%, 4/07/26		200	222,200

Dominican Republic–0.1%
Dominican Republic International Bond 5.95%, 1/25/27(a)		446	478,335
7.50%, 5/06/21(a)		380	421,325

			899,660

Egypt–0.2%
Citigroup Global Markets Holdings, Inc./United States Series F Zero Coupon, 3/08/18(a)	EGP	9,421	493,084
Egypt Government International Bond 6.125%, 1/31/22(a)	U.S.$	433	448,696
7.50%, 1/31/27(a)		535	582,482

2017 Annual Report	41

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
HSBC Bank PLC Series E Zero Coupon, 11/02/17(a)(g)	EGP	9,350	$520,766

			2,045,028

Ivory Coast–0.0%
Ivory Coast Government International Bond 5.125%, 6/15/25(a)	EUR	139	169,909

Total Emerging Markets—Sovereigns (cost $4,320,835)			4,453,122

LOCAL GOVERNMENTS—PROVINCIAL BONDS–0.3%
Canada–0.3%
Province of British Columbia Canada 3.25%, 12/18/21	CAD	822	689,334
Province of Manitoba Canada 3.85%, 12/01/21		1,220	1,043,348
Province of Ontario Canada 2.60%, 6/02/27		3,045	2,395,709

Total Local Governments—Provincial Bonds (cost $4,512,310)			4,128,391

GOVERNMENTS—SOVEREIGN BONDS–0.1%
France–0.0%
Dexia Credit Local SA/New York NY 1.50%, 10/07/17(a)	U.S.$	735	734,985

Mexico–0.1%
Mexico Government International Bond 4.125%, 1/21/26		837	881,780

Total Governments—Sovereign Bonds (cost $1,611,199)			1,616,765

LOCAL GOVERNMENTS—REGIONAL BONDS–0.1%
Argentina–0.1%
Provincia de Buenos Aires/Argentina 5.75%, 6/15/19(a)		167	172,427
9.125%, 3/16/24(a)		440	506,000
Provincia de Cordoba 7.125%, 6/10/21(a)		210	225,225

Total Local Governments—Regional Bonds (cost $861,772)			903,652

Company	Shares		U.S. $ Value
SHORT-TERM INVESTMENTS–11.1%
Investment Companies–6.2%
AB Fixed Income Shares, Inc.—Government Money Market Portfolio—Class AB, 0.83%(d)(e)(l) (cost $77,176,094)		77,176,094	$77,176,094

	Principal Amount (000)
Governments—Treasuries–1.8%
Japan–1.8%
Japan Treasury Discount Bill Series 687 Zero Coupon, 12/11/17 (cost $22,616,731)	JPY	2,528,250	22,473,379

Agency Discount Note–1.6%
Federal Home Loan Bank Discount Notes Zero Coupon, 11/10/17–1/24/18 (cost $20,130,790)	U.S.$	20,185	20,130,790

U.S. Treasury Bills–1.1%
U.S. Treasury Bill Zero Coupon, 11/24/17 (cost $13,979,199)		14,000	13,979,199

Commercial Paper–0.4%
Mizuho Bank Ltd./NY Series CP Zero Coupon, 10/04/17(a) (cost $5,464,428)		5,465	5,464,428

Total Short-Term Investments (cost $139,367,242)			139,223,890

Total Investments—103.7% (cost $1,258,573,054)			1,301,537,268

Other assets less liabilities—(3.7)%			(46,539,584)

Net Assets—100.0%			$1,254,997,684

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	21	December 2017	AUD	2,100	$2,101,626	$2,092,684	$(8,942)
10 Yr Canadian Bond Futures	623	December 2017	CAD	62,300	68,669,586	67,555,119	(1,114,467)
10 Yr Japan Bond (OSE) Futures	3	December 2017	JPY	300,000	4,027,016	4,008,442	(18,574)

42	Sanford C. Bernstein Fund, Inc.

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2017	Unrealized Appreciation/ (Depreciation)
Euro Buxl 30 Yr Bond Futures	49	December 2017	EUR	4,900	$9,676,203	$9,454,896	$(221,307)
Euro STOXX 50 Index Futures	1,323	December 2017	EUR	13	54,665,657	55,916,274	1,250,617
Euro-BOBL Futures	154	December 2017	EUR	15,400	23,980,342	23,876,420	(103,922)
Euro-Bund Futures	104	December 2017	EUR	10,400	19,907,937	19,790,969	(116,968)
FTSE 100 Index Futures	436	December 2017	GBP	4	42,833,543	42,821,851	(11,692)
Mini MSCI Emerging Markets Futures	612	December 2017	USD	31	33,865,100	33,332,580	(532,520)
Russell 2000 Mini Futures	237	December 2017	USD	12	16,859,508	17,690,864	831,356
S&P 500 E Mini Futures	114	December 2017	USD	6	14,049,321	14,341,771	292,450
S&P Mid 400 E Mini Futures	23	December 2017	USD	2	4,029,593	4,130,110	100,517
TOPIX Index Futures	279	December 2017	JPY	2,790	39,687,796	41,530,770	1,842,974
U.S. Long Bond (CBT) Futures	22	December 2017	USD	2,200	3,395,937	3,361,875	(34,062)
U.S. T-Note 5 Yr (CBT) Futures	260	December 2017	USD	26,000	30,739,023	30,550,000	(189,023)
U.S. T-Note 10 Yr (CBT) Futures	318	December 2017	USD	31,800	40,096,782	39,849,375	(247,407)
U.S. Ultra Bond (CBT) Futures	183	December 2017	USD	18,300	30,558,652	30,217,875	(340,777)

Sold Contracts
10 Yr Japan Bond (OSE) Futures	128	December 2017	JPY	12,800,000	171,724,483	171,026,882	697,601
10 Yr Mini Japan Government Bond Futures	21	December 2017	JPY	210,000	2,819,076	2,806,469	12,607
Euro-BOBL Futures	230	December 2017	EUR	23,000	35,814,027	35,659,589	154,438
Euro-Bund Futures	27	December 2017	EUR	2,700	5,168,317	5,138,040	30,277
Euro-OAT Futures	23	December 2017	EUR	2,300	4,245,791	4,217,281	28,510
Hang Seng Index Futures	28	October 2017	HKD	1	4,908,737	4,931,257	(22,520)
Long Gilt Futures	232	December 2017	GBP	23,200	39,372,309	38,511,797	860,512
S&P TSX 60 Index Futures	128	December 2017	CAD	26	18,127,367	18,848,904	(721,537)
SPI 200 Futures	82	December 2017	AUD	2	9,162,329	9,114,256	48,073
U.S. 10 Yr Ultra Futures	67	December 2017	USD	6,700	9,106,660	8,999,985	106,675
U.S. T-Note 2 Yr (CBT) Futures	123	December 2017	USD	24,600	26,608,214	26,531,484	76,730
U.S. T-Note 10 Yr (CBT) Futures	161	December 2017	USD	16,100	20,359,395	20,175,312	184,083

							$2,833,702

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	CNY	24,553	USD	3,729	11/28/17	$47,755
Australia and New Zealand Banking Group Ltd.	AUD	11,321	USD	8,956	12/18/17	83,021
Bank of America, NA	MXN	167,560	USD	9,339	10/06/17	142,216
Bank of America, NA	USD	12,475	CAD	15,332	11/15/17	(183,651)
Bank of America, NA	USD	15,473	GBP	11,965	11/15/17	580,843
Bank of America, NA	TWD	13,062	USD	433	11/22/17	2,512
Bank of America, NA	USD	1,039	TWD	31,300	11/22/17	(6,019)
Barclays Bank PLC	JPY	3,240,000	USD	29,101	10/26/17	278,111
Barclays Bank PLC	MYR	750	USD	175	10/26/17	(2,834)
Barclays Bank PLC	USD	306	MYR	1,312	10/26/17	4,960
Barclays Bank PLC	TWD	52,933	USD	1,754	11/22/17	8,308
Barclays Bank PLC	USD	14,369	JPY	1,557,060	12/18/17	(480,623)
BNP Paribas SA	GBP	3,776	USD	4,961	11/15/17	(106,064)

2017 Annual Report	43

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	3,974	NZD	5,425	11/15/17	$(58,499)
BNP Paribas SA	NZD	5,668	AUD	5,212	11/30/17	(4,698)
BNP Paribas SA	GBP	10,486	USD	14,207	12/01/17	132,219
BNP Paribas SA	JPY	2,971,498	USD	26,747	12/05/17	264,916
Citibank, NA	EUR	3,730	USD	4,274	10/04/17	(135,120)
Citibank, NA	USD	15,003	EUR	12,971	10/04/17	327,345
Citibank, NA	USD	601	EUR	508	10/04/17	(484)
Citibank, NA	USD	1,095	MXN	19,748	10/06/17	(11,482)
Citibank, NA	KRW	5,416,081	USD	4,845	10/26/17	114,344
Citibank, NA	CAD	6,471	USD	5,165	11/10/17	(22,702)
Citibank, NA	USD	4,350	JPY	481,000	11/15/17	(67,333)
Citibank, NA	USD	4,331	RUB	250,145	11/22/17	(28,390)
Citibank, NA	AUD	13,178	USD	10,522	11/30/17	192,169
Credit Suisse International	BRL	20,597	USD	6,468	10/03/17	(35,739)
Credit Suisse International	USD	6,502	BRL	20,597	10/03/17	1,745
Credit Suisse International	EUR	2,402	USD	2,833	10/04/17	(6,541)
Credit Suisse International	CAD	1,309	MXN	18,699	10/06/17	(22,950)
Credit Suisse International	USD	1,483	MXN	26,315	10/06/17	(38,778)
Credit Suisse International	MYR	5,873	USD	1,404	10/26/17	13,748
Credit Suisse International	USD	1,234	MYR	5,304	10/26/17	21,780
Credit Suisse International	CHF	6,861	USD	7,178	11/15/17	72,551
Credit Suisse International	EUR	1,390	USD	1,668	11/15/17	21,851
Credit Suisse International	USD	14,360	AUD	18,022	11/15/17	(231,112)
Credit Suisse International	USD	3,166	NOK	24,590	11/15/17	(75,408)
Credit Suisse International	SEK	16,591	USD	2,053	12/13/17	7,561
Credit Suisse International	EUR	17,103	USD	20,565	12/18/17	265,652
Credit Suisse International	USD	9,018	AUD	11,321	12/18/17	(144,873)
Credit Suisse International	USD	1,411	NOK	10,950	12/18/17	(33,433)
Deutsche Bank AG	CHF	5,016	USD	5,192	11/15/17	(2,746)
Deutsche Bank AG	AUD	1,355	USD	1,082	11/30/17	19,516
Goldman Sachs Bank USA	EUR	56,098	USD	64,359	10/04/17	(1,946,869)
Goldman Sachs Bank USA	TWD	111,378	USD	3,678	11/22/17	3,585
Goldman Sachs Bank USA	AUD	1,754	USD	1,398	11/30/17	22,951
Goldman Sachs Bank USA	NZD	5,438	USD	3,942	11/30/17	18,897
Goldman Sachs Bank USA	USD	43,198	EUR	36,542	12/18/17	172,851
Goldman Sachs Bank USA	USD	3,556	EUR	2,965	12/18/17	(37,427)
HSBC Bank USA	EUR	1,142	USD	1,326	10/04/17	(23,994)
JPMorgan Chase Bank, NA	USD	887	EUR	745	10/04/17	(6,589)
JPMorgan Chase Bank, NA	USD	1,417	TRY	4,931	10/17/17	(39,486)
JPMorgan Chase Bank, NA	CAD	28,556	USD	22,787	11/10/17	(104,699)
JPMorgan Chase Bank, NA	EUR	1,390	USD	1,668	11/15/17	21,877
JPMorgan Chase Bank, NA	JPY	770,845	USD	6,899	11/15/17	35,112
JPMorgan Chase Bank, NA	USD	4,878	TWD	146,375	11/22/17	(49,602)
JPMorgan Chase Bank, NA	ZAR	42,098	USD	3,140	12/07/17	62,576
JPMorgan Chase Bank, NA	EUR	17,103	USD	20,565	12/18/17	266,000
JPMorgan Chase Bank, NA	JPY	367,074	USD	3,290	12/18/17	15,882
Morgan Stanley & Co., Inc.	USD	5,700	GBP	4,189	12/01/17	(75,885)

44	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	ARS	10,111	USD	562	10/18/17	$(16,875)
Royal Bank of Scotland PLC	USD	3,286	CAD	4,016	11/10/17	(65,714)
Royal Bank of Scotland PLC	GBP	1,572	USD	2,136	11/15/17	26,564
Royal Bank of Scotland PLC	SEK	14,720	USD	1,853	11/15/17	41,867
Royal Bank of Scotland PLC	USD	1,074	NOK	8,378	12/13/17	(20,105)
Standard Chartered Bank	BRL	20,597	USD	6,502	10/03/17	(1,745)
Standard Chartered Bank	USD	6,455	BRL	20,597	10/03/17	48,609
Standard Chartered Bank	EUR	740	USD	882	10/04/17	7,211
Standard Chartered Bank	USD	634	EUR	534	10/04/17	(2,521)
Standard Chartered Bank	USD	1,129	MXN	19,990	10/06/17	(31,698)
Standard Chartered Bank	BRL	20,597	USD	6,429	11/03/17	(46,686)
State Street Bank & Trust Co.	EUR	1,051	USD	1,252	10/04/17	10,012
State Street Bank & Trust Co.	EUR	2,361	USD	2,750	10/04/17	(40,857)
State Street Bank & Trust Co.	USD	1,997	EUR	1,705	10/04/17	17,469
State Street Bank & Trust Co.	USD	1,623	EUR	1,365	10/04/17	(11,005)
State Street Bank & Trust Co.	USD	71	MXN	1,276	10/06/17	(1,209)
State Street Bank & Trust Co.	TRY	783	USD	218	10/17/17	(643)
State Street Bank & Trust Co.	USD	286	TRY	1,027	10/17/17	844
State Street Bank & Trust Co.	USD	1,022	TRY	3,559	10/17/17	(27,283)
State Street Bank & Trust Co.	PLN	3,731	USD	1,029	10/20/17	6,333
State Street Bank & Trust Co.	USD	209	PLN	764	10/20/17	254
State Street Bank & Trust Co.	USD	22	CAD	28	11/10/17	(231)
State Street Bank & Trust Co.	USD	1,230	CAD	1,551	11/15/17	13,523
State Street Bank & Trust Co.	USD	3,240	EUR	2,780	11/15/17	52,978
State Street Bank & Trust Co.	USD	1,592	GBP	1,218	11/15/17	42,404
State Street Bank & Trust Co.	USD	2,607	JPY	289,845	11/15/17	(26,145)
State Street Bank & Trust Co.	SGD	366	USD	268	11/16/17	(2,190)
State Street Bank & Trust Co.	NZD	141	USD	103	11/30/17	528
State Street Bank & Trust Co.	USD	47	JPY	5,271	12/05/17	(103)
State Street Bank & Trust Co.	SEK	29,593	USD	3,700	12/13/17	52,180
State Street Bank & Trust Co.	USD	1,078	SEK	8,609	12/13/17	(16,907)
State Street Bank & Trust Co.	EUR	146	USD	172	12/15/17	(458)
State Street Bank & Trust Co.	NOK	10,950	USD	1,382	12/18/17	4,466
UBS AG	CAD	9,053	USD	7,252	11/15/17	(5,793)
UBS AG	USD	4,234	CAD	5,462	11/15/17	144,693
UBS AG	USD	7,126	CHF	6,861	11/15/17	(20,800)

						$(630,209)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 29, 5 Year Index	5.00%	Quarterly	3.26%	USD	2,500	$198,743	$187,803	$10,940

* Termination date

2017 Annual Report	45

Schedule of Investments (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
USD	1,600	4/01/20	1.562%	3 Month LIBOR	Semi-Annual/Quarterly	$ 2,086
MXN	19,773	6/22/20	4 Week TIIE	6.770%	Monthly/Monthly	(3,588)
USD	2,445	7/02/20	3 Month LIBOR	1.778%	Quarterly/Semi-Annual	(90)
USD	515	10/04/21	1.180%	3 Month LIBOR	Semi-Annual/Quarterly	13,536
SEK	41,470	3/31/22	3 Month STIBOR	0.341%	Quarterly/Annual	6,365
NZD	5,665	3/31/22	3 Month BKBM	2.936%	Quarterly/Semi-Annual	47,696
NZD	3,920	7/26/22	3 Month BKBM	2.780%	Quarterly/Semi-Annual	12,317
SEK	13,400	7/26/22	3 Month STIBOR	0.353%	Quarterly/Annual	(3,697)
USD	2,650	11/12/24	2.464%	3 Month LIBOR	Semi-Annual/Quarterly	(78,048)
USD	610	4/21/25	1.972%	3 Month LIBOR	Semi-Annual/Quarterly	4,459
USD	1,430	6/09/25	2.470%	3 Month LIBOR	Semi-Annual/Quarterly	(40,737)
USD	484	8/04/25	2.285%	3 Month LIBOR	Semi-Annual/Quarterly	(4,388)
USD	2,226	11/10/25	2.235%	3 Month LIBOR	Semi-Annual/Quarterly	(22,175)
USD	1,990	4/27/26	1.773%	3 Month LIBOR	Semi-Annual/Quarterly	59,489
USD	2,230	6/28/26	1.439%	3 Month LIBOR	Semi-Annual/Quarterly	133,090
USD	840	10/04/26	1.459%	3 Month LIBOR	Semi-Annual/Quarterly	50,856
USD	1,550	11/08/26	1.657%	3 Month LIBOR	Semi-Annual/Quarterly	68,739
USD	1,550	11/09/26	1.672%	3 Month LIBOR	Semi-Annual/Quarterly	66,781
USD	1,140	12/21/26	3 Month LIBOR	2.497%	Quarterly/Semi-Annual	29,061
USD	1,040	4/04/27	2.436%	3 Month LIBOR	Semi-Annual/Quarterly	(22,669)
USD	580	4/26/27	2.287%	3 Month LIBOR	Semi-Annual/Quarterly	(4,133)
MXN	7,204	6/14/27	7.090%	4 Week TIIE	Monthly/Monthly	(572)
USD	610	7/12/27	2.355%	3 Month LIBOR	Semi-Annual/Quarterly	(4,378)
USD	6,030	7/20/27	2.227%	3 Month LIBOR	Semi-Annual/Quarterly	29,227
JPY	1,594,140	8/29/27	0.241%	6 Month LIBOR	Semi-Annual/Semi-Annual	16,826
USD	1,010	11/10/35	2.613%	3 Month LIBOR	Semi-Annual/Quarterly	(29,404)
USD	590	7/20/47	2.534%	3 Month LIBOR	Semi-Annual/Quarterly	2,996

						$ 329,645

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)%	Quarterly	0.36%	USD	573	$(45,572)	$(12,097)	$(33,475)
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)	Quarterly	0.36	USD	657	(52,253)	(14,382)	(37,871)
Citigroup Global Markets, Inc.
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.52	USD	31	44	399	(355)

46	Sanford C. Bernstein Fund, Inc.

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)%	Monthly	0.52%	USD	29	$41	$270	$(229)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.52	USD	2,896	4,103	37,024	(32,921)
Deutsche Bank AG
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.52	USD	368	521	5,072	(4,551)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.52	USD	1,209	1,713	12,962	(11,249)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.52	USD	4,030	5,709	43,580	(37,871)
Goldman Sachs International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.52	USD	263	372	2,548	(2,176)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.52	USD	404	572	5,523	(4,951)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.52	USD	226	320	3,007	(2,687)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.52	USD	433	614	5,762	(5,148)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	200	(30,287)	(28,549)	(1,738)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	273	(41,251)	(38,066)	(3,185)
Credit Suisse International
CDX-CMBX.A Series 6, 5/11/63*	2.00	Monthly	3.27	USD	370	(21,669)	(8,651)	(13,018)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	570	(86,127)	(88,727)	2,600
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	198	(29,918)	(14,393)	(15,525)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	673	(101,690)	(45,773)	(55,917)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	35	(5,288)	(4,313)	(975)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	36	(5,440)	(2,173)	(3,267)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	218	(32,976)	(28,881)	(4,095)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	242	(36,567)	(29,103)	(7,464)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	243	(36,717)	(29,211)	(7,506)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	357	(53,943)	(40,435)	(13,508)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	257	(38,833)	(18,937)	(19,896)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	663	(100,179)	(57,335)	(42,844)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.75%	USD	2,000	(302,200)	(215,396)	(86,804)

2017 Annual Report	47

Schedule of Investments (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.75%	USD	18	$(2,720)	$(1,696)	$(1,024)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	35	(5,289)	(3,635)	(1,654)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	35	(5,289)	(3,359)	(1,930)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	69	(10,426)	(7,832)	(2,594)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	353	(53,338)	(50,509)	(2,829)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	239	(36,113)	(26,771)	(9,342)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	779	(118,032)	(108,584)	(9,448)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	209	(31,579)	(18,987)	(12,592)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	700	(105,770)	(56,262)	(49,508)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	940	(142,034)	(78,677)	(63,357)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	1,128	(170,441)	(57,998)	(112,443)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	272	(41,100)	(20,166)	(20,934)

						$(1,729,032)	$(994,751)	$(734,281)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$6,450	7/15/21	1.765%	CPI#	Maturity	$48,214
Barclays Bank PLC	6,180	7/15/20	1.527%	CPI#	Maturity	60,988
Barclays Bank PLC	2,350	1/15/21	1.490%	CPI#	Maturity	25,963

						$135,165

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Deutsche Bank AG
MSCI Emerging Markets Index	33,035	LIBOR Plus 0.28%	Quarterly	$15,559	11/15/17	$444,892

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the aggregate market value of these securities amounted to $181,785,415 or 14.5% of net assets.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

48	Sanford C. Bernstein Fund, Inc.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(e)	Affiliated investments.
(f)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(g)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(h)	Floating Rate Security. Stated interest/floor rate was in effect at September 30, 2017.
(i)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.16% of net assets as of September 30, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.737%, 4/25/26	4/29/16	$ 462,949	$476,018	0.04%
H/2 Asset Funding NRE Series 2015-1A 2.42%, 6/24/49	6/19/15	434,649	434,649	0.04%
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M1 3.237%, 10/25/25	9/18/15	238,783	241,293	0.02%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 5.487%, 11/25/24	11/06/15	99,934	110,255	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 6.487%, 11/25/25	9/28/15	510,022	553,645	0.03%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 6.737%, 11/25/25	9/28/15	143,672	163,453	0.01%

(j)	Inverse interest only security.
(k)	IO—Interest Only.
(l)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EGP—Egyptian Pound

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

UYU—Uruguayan Peso

ZAR—South African Rand

Glossary:

ABS—Asset-Backed Securities

ARPP7DRR—Argentina Central Bank 7-Day Repo Reference Rate

BKBM—Bank Bill Benchmark (New Zealand)

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

JSC—Joint Stock Company

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

OAT—Obligations Assimilables du Trésor

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TIIE—Banco de México Equilibrium Interbank Interest Rate

TIPS—Treasury Inflation Protected Security

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2017 Annual Report	49

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay B Portfolio

September 30, 2017

Principal Amount (000)		U.S. $ Value
MUNICIPAL OBLIGATIONS–65.5%
Long-Term Municipal Bonds–64.9%
Alabama–0.4%
Alabama Public School & College Authority Series 2010A 5.00%, 5/01/19	$3,255	$3,459,349
Water Works Board of the City of Birmingham (The) Series 2010A 5.00%, 1/01/24	3,650	4,078,838

		7,538,187

Arizona–2.7%
City of Phoenix Civic Improvement Corp. (City of Phoenix Civic Improvement–Airport) Series 2010C 5.00%, 7/01/24	5,305	5,833,908
County of Pima AZ Sewer System Revenue Series 2011B 5.00%, 7/01/23 (Pre-refunded/ETM)	2,500	2,843,825
5.00%, 7/01/24 (Pre-refunded/ETM)	4,085	4,646,810
AGM Series 2010 5.00%, 7/01/18–7/01/19	10,035	10,534,109
Pima County Regional Transportation Authority (Pima County Regional Transportation Authority Excise Tax) Series 2014 5.00%, 6/01/22	1,685	1,956,925
Salt River Project Agricultural Improvement & Power District Series 2011A 5.00%, 12/01/24	23,120	26,664,990

		52,480,567

California–1.5%
California Econ Recovery Series 2009A 5.25%, 7/01/21 (Pre-refunded/ETM)	7,255	7,794,627
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009C-2 5.00%, 5/01/25	1,025	1,087,843
Series 2010C 5.00%, 5/01/19	730	776,778
NATL Series 2006-32F 5.25%, 5/01/18	680	697,286
Principal Amount (000)		U.S. $ Value
State of California Series 2014 5.00%, 10/01/29	$50	$59,781
Series 2015 5.00%, 8/01/22–3/01/26	3,500	4,178,573
State of California Department of Water Resources Power Supply Revenue Series 2015O 5.00%, 5/01/22	12,400	14,468,568

		29,063,456

Colorado–1.4%
Centerra Metropolitan District No 1 Series 2017 5.00%, 12/01/29(a)	2,375	2,588,299
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/23	300	333,597
Series 2011A 5.25%, 11/15/18	13,135	13,739,604
5.50%, 11/15/19	4,375	4,762,144
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/19(a)(b)	1,000	1,053,320
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 7/15/20	2,000	2,167,820
5.125%, 1/15/23	2,000	2,164,360

		26,809,144

Connecticut–2.0%
State of Connecticut Series 2014C 5.00%, 6/15/22	5,620	6,372,574
Series 2016A 5.00%, 3/15/23–3/15/24	27,430	31,487,647

		37,860,221

District of Columbia–1.0%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/17–10/01/18	9,895	10,176,601
Washington Metropolitan Area Transit Authority Series 2017A 5.00%, 7/01/21–7/01/22	7,715	8,831,083

		19,007,684

Florida–5.5%
Broward County School Board/FL COP Series 2011A 5.00%, 7/01/20	7,250	7,981,090

50	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value
Citizens Property Insurance Corp. Series 2012A 5.00%, 6/01/22	$7,660	$8,788,011
Series 2012A-1 5.00%, 6/01/21	10,490	11,784,990
City of Jacksonville 5.00%, 10/01/18–10/01/19(a)	8,860	9,307,528
5.00%, 10/01/18–10/01/19	6,310	6,629,712
City of Jacksonville FL (City of Jacksonville FL Sales Tax) Series 2011 5.00%, 10/01/21	2,500	2,845,325
County of Broward FL Half-Cent Sales Tax Revenue Series 2010A 5.00%, 10/01/18–10/01/20	8,235	8,787,669
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.625%, 10/01/26	2,470	2,784,801
AGM Series 2010A 5.50%, 10/01/18–10/01/19	7,425	7,808,197
County of Seminole FL Water & Sewer Revenue Series 2015B 5.00%, 10/01/19	2,420	2,605,687
Florida Department of Management Services (Florida Department of Management Services State Lease) Series 2017A 5.00%, 9/01/19	1,955	2,101,488
Florida State Board of Education (State of Florida) Series 2017F 5.00%, 6/01/22–6/01/23	5,595	6,560,027
Florida’s Turnpike Enterprise Series 2015B 5.00%, 7/01/20–7/01/24	18,145	20,628,610
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25(b)	2,640	2,709,722
School District of Broward County/FL Series 2015 5.00%, 7/01/21	2,210	2,505,256
St Lucie County School Board (St Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/23	1,565	1,840,581

		105,668,694

Principal Amount (000)		U.S. $ Value
Georgia–3.1%
Georgia State Road & Tollway Authority Series 2017B 5.00%, 6/01/20–6/01/21	$28,275	$31,161,548
State of Georgia Series 2016A 5.00%, 2/01/19	23,305	24,543,894
Series 2016E 5.00%, 12/01/23	3,550	4,266,958

		59,972,400

Hawaii–2.1%
City & County of Honolulu HI Series 2011A 5.00%, 8/01/24 (Pre-refunded/ETM)	5,800	6,615,016
Series 2011B 5.00%, 8/01/24–8/01/25	10,205	11,595,501
University of Hawaii Series 2016
5.00%, 10/01/22–10/01/26	18,785	22,710,467

		40,920,984

Illinois–5.0%
Chicago O’Hare International Airport Series 2010D 5.25%, 1/01/19	2,285	2,396,874
Series 2015B 5.00%, 1/01/24–1/01/28	28,115	33,405,099
Chicago Transit Authority AGC Series 2008A 5.00%, 6/01/21 (Pre-refunded/ETM)	4,685	4,904,071
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/20	1,730	1,734,550
State of Illinois Series 2010 5.00%, 1/01/18	160	161,258
Series 2012 5.00%, 8/01/21	1,665	1,803,944
Series 2013 5.00%, 7/01/21–7/01/22	1,805	1,956,147
Series 2013A 5.00%, 4/01/20–4/01/22	3,640	3,913,430
Series 2014 5.00%, 2/01/21–5/01/24	4,220	4,596,996
Series 2016 5.00%, 2/01/22–2/01/24	11,350	12,415,521
State of Illinois (State of Illinois Sales Tax) Series 2010 5.00%, 6/15/18	9,655	9,910,471
Series 2016D 5.00%, 6/15/22–6/15/23	16,965	19,179,177

		96,377,538

2017 Annual Report	51

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value
Kansas–0.2%
State of Kansas Department of Transportation Series 2012C 5.00%, 9/01/20	$2,745	$3,045,852

Kentucky–0.9%
Kentucky Economic Development Finance Authority (Next Generation Kentucky Information Highway) Series 2015A 5.00%, 7/01/26–7/01/28	5,825	6,650,254
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 6/01/26–6/01/31	10,460	11,807,445

		18,457,699

Louisiana–0.9%
Louisiana Local Government Environmental Facilities & Community Development Auth (St James Place of Baton Rouge) Series 2015A 6.00%, 11/15/30(a)	1,550	1,696,614
Orleans Parish Parishwide School District AGM Series 2010 5.00%, 9/01/19	4,230	4,536,083
State of Louisiana Series 2017B 5.00%, 10/01/29	10,025	12,052,356

		18,285,053

Massachusetts–2.8%
Commonwealth of Massachusetts Series 2011A 5.00%, 4/01/25 (Pre-refunded/ETM)	8,750	9,900,625
Series 2016H 5.00%, 12/01/22	9,655	11,332,266
NATL Series 2000F 1.65%, 12/01/30(c)	5,400	5,019,554
NATL Series 2000G 1.635%, 12/01/30(c)	5,600	5,205,452
Massachusetts Bay Transportation Authority (Massachusetts Bay Transportation Authority Sales Tax) Series 2004B 5.25%, 7/01/21	5,030	5,777,609
Massachusetts Department of Transportation Series 2010B 5.00%, 1/01/18–1/01/20	7,985	8,287,322
Massachusetts Development Finance Agency (Emerson College) Series 2010A 5.00%, 1/01/18	$1,920	$1,936,666
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 8/15/21	5,385	6,151,447

		53,610,941

Michigan–1.7%
City of Detroit MI Water Supply System Revenue (Great Lakes Water Authority Water Supply System) Series 2011C 5.25%, 7/01/24–7/01/25	9,390	10,415,100
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System) AGM Series 2014C 5.00%, 7/01/24	10,115	11,832,527
South Lyon Community Schools Series 2016 5.00%, 5/01/21–5/01/28	5,080	5,946,355
University of Michigan Series 2017A 5.00%, 4/01/23	1,955	2,323,674
Walled Lake Consolidated School District Series 2015 5.00%, 5/01/22	2,000	2,298,040

		32,815,696

Minnesota–0.1%
South Washington County Independent School District No 833/MN Series 2016B 5.00%, 2/01/22	2,600	2,994,030

Mississippi–1.1%
Mississippi Development Bank Series 2010C 5.00%, 8/01/22 (Pre-refunded/ETM)(a)	3,870	4,281,033
5.00%, 8/01/23 (Pre-refunded/ETM)(a)	1,790	1,980,116
Series 2010D 5.00%, 8/01/23 (Pre-refunded/ETM)(a)	3,835	4,242,315
Mississippi Development Bank (Mississippi Development Bank State Lease) Series 2010C 5.00%, 8/01/22–8/01/23	5,445	5,979,636
Series 2010D 5.00%, 8/01/23	3,695	4,057,073

		20,540,173

52	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value
Nebraska–0.4%
Omaha Public Power District Series 2011C 5.00%, 2/01/24	$6,420	$7,182,118

Nevada–1.2%
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) Series 2010D 5.00%, 7/01/21–7/01/22	1,010	1,094,745
County of Clark NV Series 2015 5.00%, 11/01/21	2,000	2,292,940
County of Clark NV (County of Clark NV Fuel Tax)
Series 2016 5.00%, 7/01/18–7/01/19	19,380	20,185,330

		23,573,015

New Jersey–3.7%
New Jersey Economic Development Authority Series 2010DD-1 5.00%, 12/15/17 (Pre-refunded/ETM)	180	181,469
Series 2011EE 5.00%, 9/01/18 (Pre-refunded/ETM)(a)	3,625	3,756,479
5.25%, 9/01/19 (Pre-refunded/ETM)(a)	2,465	2,657,911
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011EE 5.00%, 9/01/18	1,315	1,354,292
5.25%, 9/01/19	915	974,201
Series 2014U 5.00%, 6/15/23	1,610	1,798,950
Series 2017B 5.00%, 11/01/20–11/01/22	6,280	6,962,123
AMBAC Series 2005K 5.50%, 12/15/19	1,880	2,021,714
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017A 5.00%, 7/01/27	1,325	1,599,659
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/19	4,265	4,504,266
New Jersey Transportation Trust Fund Authority Series 2012A 5.00%, 6/15/24	2,500	2,738,225
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2013A 5.00%, 6/15/18	7,500	7,681,425
New Jersey Turnpike Authority Series 2014C 5.00%, 1/01/21–1/01/23	$16,670	$19,074,516
Series 2017B 5.00%, 1/01/30	1,565	1,899,268
AGM Series 2005D-3 5.25%, 1/01/26	11,070	13,536,949

		70,741,447

New York–8.3%
City of New York NY Series 2013B 5.00%, 8/01/19	3,860	4,135,257
Series 2013H 5.00%, 8/01/25	2,510	2,973,798
Series 2014J 5.00%, 8/01/22–8/01/28	11,090	13,114,514
Series 2015A 5.00%, 8/01/23	7,220	8,571,728
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/20–11/15/26	17,500	19,664,835
Series 2012F 5.00%, 11/15/22–11/15/23	13,835	16,162,915
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2014B 5.00%, 2/01/27–11/01/29	20,280	23,961,954
Series 2014C 5.00%, 11/01/28	10,665	12,598,778
Series 2017 5.00%, 11/01/28	4,255	5,287,391
New York State Dormitory Authority Series 2012A 5.00%, 12/15/21 (Pre-refunded/ETM)(a)	5	5,752
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012A 5.00%, 12/15/21–12/15/22	16,005	18,651,851
Series 2014C 5.00%, 3/15/27–3/15/29	26,340	31,116,457
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) XLCA Series 2004A 1.383%, 1/01/39(c)	5,000	4,571,835

		160,817,065

North Carolina–0.4%
North Carolina Medical Care Commission (Mission Health System, Inc./NC) Series 2017 5.00%, 10/01/29	1,000	1,213,970

2017 Annual Report	53

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 3/01/23–3/01/26	$5,350	$6,334,481

		7,548,451

Ohio–0.8%
City of Cleveland OH COP Series 2010A 5.00%, 11/15/17	3,000	3,013,560
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/25–2/15/28	5,500	6,229,125
County of Hamilton OH Sewer System Revenue Series 2015A 5.00%, 12/01/20–12/01/21	4,025	4,560,646
State of Ohio Major New State Infrastructure Project (State of Ohio Fed Hwy Grant) Series 2014 5.00%, 12/15/21	1,105	1,267,170

		15,070,501

Oklahoma–0.2%
Comanche County Memorial Hospital Series 2015 5.00%, 7/01/26–7/01/29	3,000	3,222,850

Oregon–0.3%
Oregon State Lottery Series 2011A 5.25%, 4/01/26 (Pre-refunded/ETM)(a)	5,105	5,810,460
5.25%, 4/01/26	825	934,766

		6,745,226

Pennsylvania–2.7%
Allegheny County Sanitary Authority BAM Series 2013 5.00%, 12/01/24–12/01/25	7,470	8,714,816
Allentown Neighborhood Improvement Zone Development Authority Series 2017 5.00%, 5/01/22(b)	1,750	1,904,875
City of Philadelphia PA Water & Wastewater Revenue AGM Series 2010A 5.00%, 6/15/19	2,500	2,666,350
Coatesville School District AGM Series 2017 5.00%, 8/01/22–8/01/23	2,375	2,749,749
Delaware River Port Authority Series 2012 5.00%, 1/01/21	2,655	2,901,304
Montgomery County Industrial Development Authority/PA Series 2010 5.00%, 8/01/18 (Pre-refunded/ETM)(a)	1,990	2,054,914

Principal Amount (000)		U.S. $ Value
Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 5.125%, 7/01/25(a)	$2,535	$2,723,173
Pennsylvania Turnpike Commission Series 2011E 5.00%, 12/01/25–12/01/26	13,665	15,447,780
Series 2017B 5.00%, 6/01/31	11,050	12,881,095
State Public School Building Authority (School District of Philadelphia (The)) Series 2012 5.00%, 4/01/26	1,110	1,220,822

		53,264,878

South Dakota–0.1%
South Dakota Health & Educational Facilities Authority (Regional Health System Obligated Group) Series 2017 5.00%, 9/01/28	2,000	2,399,540

Texas–8.0%
Austin Community College District Public Facility Corp. Series 2015 5.00%, 8/01/20–8/01/22	2,000	2,251,310
City of Austin TX Water & Wastewater System Revenue Series 2011 5.00%, 11/15/25–11/15/26	11,990	13,744,339
City of Corpus Christi TX Utility System Revenue Series 2015
5.00%, 7/15/24	1,290	1,532,507
Series 2015C 5.00%, 7/15/22–7/15/26	3,030	3,535,639
City of Dallas TX Series 2014 5.00%, 2/15/22	19,045	21,696,064
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2015B 5.00%, 7/15/20	2,900	3,110,656
City of San Antonio TX Series 2010 5.00%, 2/01/23	650	707,148
Series 2014 5.00%, 2/01/21	2,000	2,242,300
County of Fort Bend TX Series 2015A 5.00%, 3/01/21	2,000	2,246,820
Series 2015B 5.00%, 3/01/21–3/01/22	5,625	6,392,419
Fort Bend Independent School District Series 2010 5.00%, 8/15/21	5,205	5,757,511

54	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value
Harris County-Houston Sports Authority Series 2014A 5.00%, 11/15/20	$1,860	$2,059,280
Hurst-Euless-Bedford Independent School District Series 2011 5.00%, 8/15/20	4,015	4,446,010
5.00%, 8/15/21 (Pre-refunded/ETM)	3,000	3,331,950
5.00%, 8/15/24 (Pre-refunded/ETM)	3,510	3,898,382
State of Texas Series 2014 5.00%, 4/01/22	1,790	2,070,600
Texas A&M University Series 2013B 5.00%, 5/15/23	3,950	4,682,607
Texas Transportation Commission State Highway Fund Series 2015 5.00%, 10/01/22	20,035	23,439,147
University of Houston Series 2017A 5.00%, 2/15/22–2/15/23	29,400	34,160,627
University of Texas System (The) Series 2010A 5.00%, 8/15/22 (Pre-refunded/ETM)	9,755	10,648,460
Via Metropolitan Transit (Via Metropolitan Transit Sales Tax) Series 2017 5.00%, 7/15/24	2,580	3,099,431

		155,053,207

Virginia–0.6%
Greater Richmond Convention Center Authority (Greater Richmond Convention Center Authority Hotel Occupancy Tax) Series 2015 5.00%, 6/15/20–6/15/23	5,815	6,640,624
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2016A 5.00%, 2/01/19	4,095	4,309,906

		10,950,530

Washington–5.3%
Chelan County Public Utility District No 1 Series 2011A 5.25%, 7/01/22	7,835	8,845,793
Series 2011B 5.50%, 7/01/23	5,540	6,311,223
City of Seattle WA Series 2016A 5.00%, 4/01/19	1,780	1,884,522
Clark County Public Utility District No 1 Series 2010 5.00%, 1/01/21 (Pre-refunded/ETM)(a)	3,875	4,208,173
5.00%, 1/01/21	7,960	8,605,556
Energy Northwest (Bonneville Power Administration) Series 2011A 5.00%, 7/01/22–7/01/23	14,690	16,603,449

Principal Amount (000)		U.S. $ Value
Franklin County School District No 1 Pasco Series 2015 5.00%, 12/01/25	$8,615	$10,401,406
Port of Seattle WA Series 2010C 5.00%, 2/01/20–2/01/22	9,920	10,858,281
Snohomish County Public Utility District No 1 Series 2010 5.00%, 12/01/19	5,415	5,862,279
Series 2012 5.00%, 12/01/26	6,065	6,978,571
State of Washington Series 2013R 5.00%, 7/01/21	3,880	4,410,551
Series 20152 5.00%, 7/01/24	3,755	4,530,708
Series 2015R 5.00%, 7/01/23	3,735	4,429,225
State of Washington COP Series 2015C 5.00%, 1/01/21–7/01/21	8,095	9,155,408

		103,085,145

West Virginia–0.1%
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26	1,730	1,695,850

Wisconsin–0.4%
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	3,245	3,627,585
Series 2016B 5.00%, 12/01/25	2,510	2,849,503
Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.) Series 2017B-3 3.00%, 11/15/22(b)	1,000	1,012,120

		7,489,208

Total Long-Term Municipal Bonds (cost $1,207,273,148)		1,254,287,350

Short-Term Municipal Notes–0.6%
Texas–0.6%
Gulf Coast Industrial Development Authority (Exxon Mobil Corp.) Series 2012 0.92%, 11/01/41(d) (cost $11,000,000)	11,000	11,000,000

Total Municipal Obligations (cost $1,218,273,148)		1,265,287,350

2017 Annual Report	55

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
INVESTMENT COMPANIES–20.4%
Funds and Investment Trusts–20.4%(e)
AB All Market Real Return Portfolio–Class Z(f)	1,872,006	$16,342,611
iShares Core MSCI Emerging Markets ETF	1,022,022	55,209,628
SPDR S&P 500 ETF Trust	1,228,677	308,680,523
Vanguard Mid-Cap ETF	93,918	13,805,946

Total Investment Companies (cost $342,298,626)		394,038,708

	Principal Amount (000)
GOVERNMENTS—TREASURIES–3.2%
United States–3.2%
U.S. Treasury Notes 1.25%, 3/31/21(g)	$3,500	3,443,125
2.125%, 11/30/23(h)	58,538	58,711,785

Total Governments—Treasuries (cost $61,775,162)		62,154,910

Company	Shares	U.S. $ Value
SHORT-TERM INVESTMENTS–9.8%
Investment Companies–7.4%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.83%(e)(f)(i) (cost $143,210,656)	143,210,656	$143,210,656

	Principal Amount (000)
U.S. Treasury Bills–2.4%
U.S. Treasury Bill
Zero Coupon, 11/02/17(g)	$24,500	24,477,068
Zero Coupon, 11/16/17	22,000	21,971,594

Total U.S. Treasury Bills (cost $46,448,662)		46,448,662

Total Short-Term Investments (cost $189,659,318)		189,659,318

Total Investments—98.9% (cost $1,812,006,254)		1,911,140,286

Other assets less liabilities—1.1%		21,399,953

Net Assets—100.0%		$1,932,540,239

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	1,992	December 2017	EUR	20	$82,308,382	$84,191,397	$1,883,015
FTSE 100 Index Futures	669	December 2017	GBP	7	65,732,227	65,706,005	(26,222)
Mini MSCI EAFE Futures	599	December 2017	USD	30	59,049,805	59,253,080	203,275
Russell 2000 Mini Futures	402	December 2017	USD	20	28,570,913	30,007,290	1,436,377
S&P 500 E Mini Futures	177	December 2017	USD	9	21,813,419	22,267,485	454,066
S&P Mid 400 E Mini Futures	28	December 2017	USD	3	4,901,610	5,027,960	126,350
TOPIX Index Futures	426	December 2017	JPY	4,260	60,598,571	63,412,575	2,814,004

Sold Contracts
Hang Seng Index Futures	43	October 2017	HKD	2	7,538,417	7,573,000	(34,583)
S&P TSX 60 Index Futures	220	December 2017	CAD	44	31,265,364	32,396,554	(1,131,190)
SPI 200 Futures	126	December 2017	AUD	3	14,078,701	14,004,832	73,869

							$5,798,961

56	Sanford C. Bernstein Fund, Inc.

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	$17,725	CAD	21,784	11/15/17	$(260,933)
Bank of America, NA	USD	69,055	EUR	58,539	11/15/17	289,867
Bank of America, NA	USD	23,222	GBP	17,957	11/15/17	871,754
BNP Paribas SA	GBP	5,539	USD	7,276	11/15/17	(155,567)
BNP Paribas SA	USD	6,113	NZD	8,346	11/15/17	(89,994)
Citibank, NA	AUD	18,055	USD	14,292	11/15/17	136,711
Citibank, NA	USD	26,199	JPY	2,884,413	11/15/17	(516,105)
Credit Suisse International	CHF	11,386	USD	11,911	11/15/17	120,391
Credit Suisse International	EUR	28,790	USD	34,557	11/15/17	452,635
Credit Suisse International	USD	36,277	AUD	45,527	11/15/17	(583,840)
Credit Suisse International	USD	5,747	NOK	44,641	11/15/17	(136,893)
Deutsche Bank AG	CHF	8,182	USD	8,468	11/15/17	(4,479)
JPMorgan Chase Bank, NA	EUR	28,790	USD	34,557	11/15/17	453,192
JPMorgan Chase Bank, NA	JPY	1,818,830	USD	16,278	11/15/17	82,849
Royal Bank of Scotland PLC	GBP	2,875	USD	3,906	11/15/17	48,573
Royal Bank of Scotland PLC	SEK	23,969	USD	3,018	11/15/17	68,175
Standard Chartered Bank	NOK	7,054	USD	894	11/15/17	7,865
State Street Bank & Trust Co.	USD	2,127	CAD	2,683	11/15/17	23,386
State Street Bank & Trust Co.	USD	6,290	EUR	5,397	11/15/17	102,862
State Street Bank & Trust Co.	USD	2,913	GBP	2,229	11/15/17	77,598
State Street Bank & Trust Co.	USD	4,643	JPY	516,201	11/15/17	(46,564)
UBS AG	CAD	8,338	USD	6,679	11/15/17	(5,336)
UBS AG	USD	4,384	CAD	5,655	11/15/17	149,815
UBS AG	USD	11,825	CHF	11,386	11/15/17	(34,515)

						$1,051,447

INFLATION (CPI) SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$45,000	10/23/17	1.658%	CPI#	Maturity	$(887,182)
Barclays Bank PLC	12,000	10/23/26	2.310%	CPI#	Maturity	(707,673)
Barclays Bank PLC	10,000	10/23/29	2.388%	CPI#	Maturity	(672,648)
Citibank, NA	25,380	12/14/20	1.548%	CPI#	Maturity	420,912
Citibank, NA	28,000	10/23/21	2.039%	CPI#	Maturity	(905,177)
Citibank, NA	22,000	11/04/23	1.900%	CPI#	Maturity	184,200
Citibank, NA	10,000	7/20/27	2.104%	CPI#	Maturity	7,375
Deutsche Bank AG	12,900	7/15/20	1.265%	CPI#	Maturity	433,079
Deutsche Bank AG	10,000	9/04/25	1.818%	CPI#	Maturity	117,868
JPMorgan Chase Bank, NA	10,000	3/02/24	2.175%	CPI#	Maturity	(157,215)
JPMorgan Chase Bank, NA	33,000	7/20/24	1.995%	CPI#	Maturity	49,109
JPMorgan Chase Bank, NA	13,000	11/04/26	2.015%	CPI#	Maturity	104,790
Morgan Stanley Capital Services LLC	56,000	7/20/22	1.939%	CPI#	Maturity	87,338

						$(1,925,224)

#Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

2017 Annual Report	57

Schedule of Investments (continued)

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Deutsche Bank AG
MSCI Emerging Markets Index	53,612	LIBOR Plus 0.28%	Annual	USD	21,611	11/15/17	$4,173,306

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the aggregate market value of these securities amounted to $6,680,037 or 0.3% of net assets.
(c)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2017 and the aggregate market value of these securities amounted to $14,796,841 or 0.77% of net assets.
(d)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(f)	Affiliated investments.
(g)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(i)	The rate shown represents the 7-day yield as of period end.

As of September 30, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 6.9% and 0.4%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

COP—Certificate of Participation

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

58	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay C Portfolio

September 30, 2017

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–63.8%
Long-Term Municipal Bonds–63.8%
California–56.5%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 4/01/21	$1,000	$1,123,450
Anaheim Public Financing Authority (Anaheim Electric Utility Fund) Series 2015B 5.00%, 10/01/26	1,000	1,219,800
Antelope Valley-East Kern Water Agency Series 2016 5.00%, 6/01/23–6/01/25	2,000	2,418,690
Bay Area Toll Authority Series 2017 5.00%, 4/01/28	2,700	3,413,691
California Econ Recovery Series 2009A 5.00%, 7/01/19 (Pre-refunded/ETM)	6,530	6,987,557
5.00%, 7/01/20 (Pre-refunded/ETM)	6,015	6,436,471
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/27	2,000	2,409,060
California Health Facilities Financing Authority (Kaiser Foundation Hospitals) Series 2017P 5.00%, 11/01/32	3,430	4,020,303
California Infrastructure & Economic Development Bank (Broad Collection (The)) Series 2011A 5.00%, 6/01/21	3,000	3,419,820
California Municipal Finance Authority (California Municipal Finance Authority State Lease) Series 2017A 5.00%, 6/01/29	2,320	2,859,818
California Municipal Finance Authority (Rocketship Education) Series 2015A 4.25%, 3/01/28(a)(b)	920	943,911
California State Public Works Board Series 2010C-1 5.00%, 3/01/21 (Pre-refunded/ETM)	1,500	1,641,435
Series 2011G 5.00%, 12/01/23 (Pre-refunded/ETM)	3,215	3,703,712

California State Public Works Board (California State Public Works Board Lease) Series 2013E 5.00%, 6/01/19	$3,975	$4,237,588
Series 2014A 5.00%, 9/01/30	4,375	5,137,956
California State University Series 2011A 5.25%, 11/01/26	2,035	2,352,338
Series 2016A
5.00%, 11/01/25	1,000	1,242,960
Series 2017A 5.00%, 11/01/25–11/01/30	3,160	3,911,834
California Statewide Communities Development Authority (Enloe Medical Center) Series 2015 5.00%, 8/15/28	2,200	2,638,570
Central Coast Water Authority Series 2016 5.00%, 10/01/19	5,685	6,122,347
Chino Basin Regional Financing Authority (Inland Empire Utilities Agency) Series 2010A 5.00%, 8/01/20–8/01/21	7,430	8,226,953
City & County of San Francisco CA COP Series 2015R 5.00%, 9/01/20–9/01/25	7,440	8,578,241
City of Hayward CA COP Series 2015 5.00%, 11/01/22	3,365	3,947,717
City of Long Beach CA Harbor Revenue Series 2010B 5.00%, 5/15/22	2,000	2,198,440
Series 2015A 5.00%, 5/15/21	3,000	3,375,000
NATL Series 1998A 6.00%, 5/15/18	3,305	3,405,241
City of Los Angeles Department of Airports Series 2017A 5.00%, 5/15/30–5/15/31	4,860	5,819,991
Series 2017B 5.00%, 5/15/21	1,875	2,111,494
City of Los Angeles Department of Airports (Los Angeles Intl Airport) 5.00%, 5/15/18	1,000	1,025,710
Series 2010A 5.00%, 5/15/25	1,500	1,655,805
Series 2010D 5.25%, 5/15/28	4,145	4,601,074
City of Oakland CA Series 2015A 5.00%, 1/15/22	1,380	1,595,156
City of Roseville CA Series 2017A 5.00%, 9/01/31(a)	1,000	1,139,960

2017 Annual Report	59

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

City of Roseville CA (HP Campus Oaks Community Facilities District No 1) Series 2016 5.00%, 9/01/31(a)	$360	$390,686
City of San Francisco CA Public Utilities Commission Water Revenue Series 2011A 5.00%, 11/01/24	5,385	6,194,581
City of San Jose CA Airport Revenue Series 2014A 5.00%, 3/01/24	1,955	2,302,364
Series 2014B 5.00%, 3/01/26	2,360	2,787,089
Contra Costa Transportation Authority (Contra Costa Transportation Authority Sales Tax) Series 2015A 5.00%, 3/01/23	3,500	4,158,385
Corona-Norco Unified School District Series 2015 5.00%, 8/01/18	1,000	1,034,400
County of Monterey CA COP 5.00%, 10/01/29(c)	4,870	6,013,038
County of San Diego CA COP Series 2014A 5.00%, 10/15/27–10/15/28	2,550	3,079,243
Fremont Community Facilities District No 1 Series 2015 5.00%, 9/01/28(a)	1,505	1,709,861
Golden State Tobacco Securitization Corp. Series 2017A 4.00%, 6/01/18	4,280	4,364,616
Irvine Unified School District Series 2017A 5.00%, 9/01/23(a)	925	1,084,035
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/22	1,460	1,672,605
Long Beach Unified School District Series 2016 5.00%, 8/01/24	4,175	5,095,629
Los Angeles Community College District/CA Series 2015A 5.00%, 8/01/25	1,950	2,379,994
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2013C 5.00%, 7/01/19	1,240	1,326,440
Los Angeles Department of Water & Power WTR Series 2013B 5.00%, 7/01/18–7/01/19	2,000	2,100,890

	Principal Amount (000)	U.S. $ Value

Los Angeles Unified School District/CA Series 2010K 5.00%, 7/01/18	$6,360	$6,555,379
Series 2010KRY 5.25%, 7/01/25	160	177,946
Series 2014C 5.00%, 7/01/27	6,815	8,136,701
Metropolitan Water District of Southern California Series 2017B 5.00%, 8/01/20–8/01/21	12,495	14,066,179
Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/25–8/01/26	2,335	2,875,228
Orange County Sanitation District Series 2016A 5.00%, 2/01/25	1,560	1,921,702
Palomar Health Series 2016 4.00%, 11/01/19	550	572,957
5.00%, 11/01/20	1,230	1,338,830
Peralta Community College District Series 2014A 5.00%, 8/01/27	5,855	7,057,734
Port of Los Angeles Series 2011A 5.00%, 8/01/19	1,500	1,605,825
Series 2016A 4.00%, 8/01/18	2,755	2,824,316
Port of Oakland Series 2012P 5.00%, 5/01/24–5/01/25	6,405	7,337,420
Riverside County Redevelopment Successor Agency AGM Series 2017B 5.00%, 10/01/29	1,900	2,284,237
Romoland School District Series 2015 5.00%, 9/01/23(a)	300	345,597
Sacramento City Unified School District/CA Series 2011 5.00%, 7/01/25	2,380	2,688,662
Sacramento County Sanitation Districts Financing Authority Series 2014A 5.00%, 12/01/29	2,000	2,375,140
San Diego County Water Authority Financing Corp. Series 2011A 5.00%, 5/01/24–5/01/25	4,860	5,502,410
San Diego Public Facilities Financing Authority Sewer Revenue Series 2009B 5.00%, 5/15/21 (Pre-refunded/ETM)	1,570	1,672,537
5.00%, 5/15/22 (Pre-refunded/ETM)	5,740	6,114,879

60	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

San Francisco Bay Area Rapid Transit District (San Francisco Bay Area Rapid Transit District Sales Tax) Series 2010 5.00%, 7/01/27	$2,000	$2,206,820
San Francisco City & County Airport Comm-San Francisco International Airport Series 2011G 5.00%, 5/01/24 (Pre-refunded/ETM)(a)	1,775	2,016,897
5.00%, 5/01/24	695	786,949
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009C-2 5.00%, 5/01/25	500	530,655
Series 2011 5.25%, 5/01/18	1,015	1,040,202
Series 2012-2 5.00%, 5/01/27	1,270	1,458,036
Series 2016S 5.00%, 5/01/25–5/01/26	2,730	3,399,709
NATL Series 2006-32F 5.25%, 5/01/18	675	692,159
San Francisco Community College District Series 2015 5.00%, 6/15/22	5,000	5,833,250
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No 06-01) Series 2016 5.00%, 9/01/27(a)	750	861,960
Simi Valley Unified School District Series 2017 5.00%, 8/01/20-8/01/22	3,900	4,455,145
South Placer Wastewater Authority/CA Series 2011C 5.25%, 11/01/22 (Pre-refunded/ETM)	3,000	3,376,710
5.25%, 11/01/24 (Pre-refunded/ETM)	5,675	6,387,610
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2010 5.00%, 7/01/23	5,190	5,737,130
State of California Series 2011 5.00%, 10/01/20	1,500	1,671,855
Series 2013 5.00%, 10/01/19–2/01/21	7,185	7,853,846
Series 2015 5.00%, 8/01/22–3/01/24	3,975	4,716,529
NATL Series 2007 5.00%, 11/01/23	3,200	3,210,240
Stockton Redevelopment Agency Successor Agency AGM Series 2016A 5.00%, 9/01/25	1,900	2,295,048

University of California Series 2010U 5.00%, 5/15/18	$2,555	$2,619,897
Series 2012G 5.00%, 5/15/23	7,400	8,633,728
Series 2013A 5.00%, 5/15/48	6,000	7,127,040
Series 2015A 5.00%, 5/15/21	5,355	6,109,841
Upper Santa Clara Valley Joint Powers Authority Series 2011A 5.00%, 8/01/25 (Pre-refunded/ETM)	1,790	2,045,147
Vista Unified School District Series 2012 5.00%, 8/01/23–8/01/25	4,240	4,914,529
Walnut Energy Center Authority Series 2014 5.00%, 1/01/26–1/01/28	2,800	3,373,650

		328,424,210

Colorado–0.5%
City & County of Denver CO (United Airlines, Inc.) 5.00%, 10/01/32	1,000	1,088,370
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/22(a)(b)	690	755,157
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 7/15/22	1,150	1,241,942

		3,085,469

Florida–0.4%
Citizens Property Insurance Corp. Series 2011A-1 5.00%, 6/01/19	2,035	2,162,472

Illinois–1.1%
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/18	550	551,644
State of Illinois Series 2010 5.00%, 1/01/18	160	161,258
Series 2012 5.00%, 8/01/21	350	379,208
Series 2013A 5.00%, 4/01/20	1,415	1,501,442
Series 2014 5.00%, 5/01/25	2,165	2,355,607
Series 2016 5.00%, 2/01/22	1,520	1,649,534

		6,598,693

2017 Annual Report	61

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Massachusetts–0.7%
Commonwealth of Massachusetts NATL Series 2000E 1.635%, 12/01/30(d)	$1,925	$1,789,364
NATL Series 2000F 1.65%, 12/01/30(d)	2,250	2,091,481

		3,880,845

Michigan–0.4%
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/25	2,175	2,485,808

New Jersey–2.5%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014P 5.00%, 6/15/20	1,350	1,454,787
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/22	6,950	7,761,482
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2013A 5.00%, 12/15/19	5,000	5,330,050

		14,546,319

New York–0.2%
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) XLCA Series 2004A 1.383%, 1/01/39(d)	1,000	914,367

Puerto Rico–0.2%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Universidad Interamericana de Puerto Rico, Inc.) Series 2012 5.00%, 10/01/19	1,000	1,048,080

Texas–0.7%
Central Texas Turnpike System Series 2015A 5.00%, 8/15/42	2,850	3,091,138
Mission Economic Development Corp. (Natgasoline LLC) Series 2016B 5.75%, 10/01/31(b)	1,000	1,049,060

		4,140,198

Washington–0.4%
Port of Seattle WA Series 2010C 5.00%, 2/01/18	$2,405	$2,435,471

Wisconsin–0.2%
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	1,135	1,268,817

Total Municipal Obligations (cost $358,664,487)		370,990,749

Shares
INVESTMENT COMPANIES–19.6%
Funds and Investment Trusts–19.6%(e)
AB All Market Real Return Portfolio–Class Z(f)	547,180	4,776,886
iShares Core MSCI Emerging Markets ETF	311,920	16,849,918
SPDR S&P 500 ETF Trust	352,854	88,647,510
Vanguard Mid-Cap ETF	26,350	3,873,450

Total Investment Companies (cost $99,243,362)		114,147,764

Principal Amount (000)
GOVERNMENTS—TREASURIES–3.2%
United States–3.2%
U.S. Treasury Notes 1.625%, 10/31/23	$1,300	1,267,500
2.125%, 11/30/23	17,071	17,121,680

Total Governments–Treasuries (cost $18,241,589)		18,389,180

Shares
SHORT-TERM INVESTMENTS–13.2%
Investment Companies–8.8%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.83%(e)(f)(g) (cost $51,185,835)	51,185,835	51,185,835

Principal Amount (000)
U.S. Treasury Bills–4.4%
U.S. Treasury Bill
Zero Coupon, 10/05/17	$10,200	10,198,838
Zero Coupon, 11/24/17-12/21/17(h)	15,200	15,169,139

62	Sanford C. Bernstein Fund, Inc.

U.S. $ Value

Total U.S. Treasury Bills (cost $25,367,977)	$25,367,977

Total Short-Term Investments (cost $76,553,812)	76,553,812

Total Investments–99.8% (cost $552,703,250)	580,081,505

Other assets less liabilities–0.2%	1,167,919

Net Assets–100.0%	$581,249,424

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	630	December 2017	EUR	6	$26,031,265	$26,626,797	$595,532
FTSE 100 Index Futures	207	December 2017	GBP	2	20,339,229	20,330,558	(8,671)
Mini MSCI EAFE Futures	154	December 2017	USD	8	15,181,419	15,233,680	52,261
Russell 2000 Mini Futures	121	December 2017	USD	6	8,601,352	9,032,045	430,693
S&P 500 E Mini Futures	90	December 2017	USD	5	11,091,569	11,322,450	230,881
S&P Mid 400 E Mini Futures	10	December 2017	USD	1	1,749,757	1,795,700	45,943
TOPIX Index Futures	132	December 2017	JPY	1,320	18,777,022	19,648,967	871,945

Sold Contracts
Hang Seng Index Futures	12	October 2017	HKD	1	2,103,744	2,113,395	(9,651)
S&P TSX 60 Index Futures	66	December 2017	CAD	13	9,381,775	9,718,967	(337,192)
SPI 200 Futures	36	December 2017	AUD	1	4,022,486	4,001,381	21,105

							$1,892,846

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	5,336	CAD	6,559	11/15/17	$(78,560)
Bank of America, NA	USD	21,380	EUR	18,124	11/15/17	89,746
Bank of America, NA	USD	7,306	GBP	5,650	11/15/17	274,281
BNP Paribas SA	GBP	1,628	USD	2,138	11/15/17	(45,715)
BNP Paribas SA	USD	1,849	NZD	2,524	11/15/17	(27,214)
Citibank, NA	AUD	5,184	USD	4,104	11/15/17	39,253
Citibank, NA	USD	8,372	JPY	921,617	11/15/17	(165,578)
Credit Suisse International	CHF	3,400	USD	3,557	11/15/17	35,947
Credit Suisse International	EUR	8,542	USD	10,253	11/15/17	134,299
Credit Suisse International	SEK	4,549	USD	563	11/15/17	2,799
Credit Suisse International	USD	10,913	AUD	13,696	11/15/17	(175,638)
Credit Suisse International	USD	2,122	NOK	16,483	11/15/17	(50,543)
Deutsche Bank AG	CHF	2,254	USD	2,332	11/15/17	(1,234)
JPMorgan Chase Bank, NA	EUR	8,542	USD	10,253	11/15/17	134,464
JPMorgan Chase Bank, NA	JPY	530,730	USD	4,750	11/15/17	24,175
Royal Bank of Scotland PLC	GBP	807	USD	1,096	11/15/17	13,626

2017 Annual Report	63

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	SEK	6,611	USD	832	11/15/17	$18,803
Standard Chartered Bank	NOK	5,000	USD	634	11/15/17	5,574
State Street Bank & Trust Co.	CAD	364	USD	291	11/15/17	(1,198)
State Street Bank & Trust Co.	USD	641	CAD	808	11/15/17	7,047
State Street Bank & Trust Co.	USD	297	CAD	364	11/15/17	(5,001)
State Street Bank & Trust Co.	USD	1,909	EUR	1,638	11/15/17	31,225
State Street Bank & Trust Co.	USD	873	GBP	668	11/15/17	23,262
State Street Bank & Trust Co.	USD	1,389	JPY	154,388	11/15/17	(13,927)
State Street Bank & Trust Co.	USD	554	SEK	4,549	11/15/17	5,994
UBS AG	CAD	2,489	USD	1,993	11/15/17	(1,593)
UBS AG	USD	1,302	CAD	1,680	11/15/17	44,512
UBS AG	USD	3,531	CHF	3,400	11/15/17	(10,306)

						$308,500

INFLATION (CPI) SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$15,000	10/23/17	1.658%	CPI#	Maturity	$(295,727)
Barclays Bank PLC	5,000	10/23/26	2.310%	CPI#	Maturity	(294,864)
Barclays Bank PLC	1,000	10/23/29	2.388%	CPI#	Maturity	(67,265)
Citibank, NA	7,280	12/14/20	1.548%	CPI#	Maturity	120,734
Citibank, NA	6,400	10/23/21	2.039%	CPI#	Maturity	(206,898)
Citibank, NA	7,000	11/04/23	1.900%	CPI#	Maturity	58,609
Citibank, NA	3,000	7/20/27	2.104%	CPI#	Maturity	2,213
Deutsche Bank AG	3,700	7/15/20	1.265%	CPI#	Maturity	124,216
Deutsche Bank AG	4,000	9/04/25	1.818%	CPI#	Maturity	47,147
JPMorgan Chase Bank, NA	3,000	3/02/24	2.175%	CPI#	Maturity	(47,164)
JPMorgan Chase Bank, NA	5,000	7/20/24	1.995%	CPI#	Maturity	7,441
JPMorgan Chase Bank, NA	4,000	11/04/26	2.015%	CPI#	Maturity	32,243
Morgan Stanley Capital Services LLC	19,000	7/20/22	1.939%	CPI#	Maturity	29,633
Morgan Stanley Capital Services LLC	5,000	7/20/32	2.158%	CPI#	Maturity	23,670

						$(466,012)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

64	Sanford C. Bernstein Fund, Inc.

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Deutsche Bank AG
MSCI Emerging Markets Index	15,790	LIBOR Plus 0.28%	Annual	$6,365	11/15/17	1,229,137

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the aggregate market value of these securities amounted to $2,748,128 or 0.5% of net assets.
(c)	When-Issued or delayed delivery security.
(d)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2017 and the aggregate market value of these securities amounted to $4,795,212 or 0.83% of net assets.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(f)	Affiliated investments.
(g)	The rate shown represents the 7-day yield as of period end.
(h)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

As of September 30, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.5% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGM—Assured Guaranty Municipal

COP—Certificate of Participation

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

2017 Annual Report	65

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay N Portfolio

September 30, 2017

	Principal Amount (000)	U.S. $ Value
MUNICIPAL OBLIGATIONS–67.4%
Long-Term Municipal Bonds–67.1%
Alabama–0.3%
County of Jefferson AL Sewer Revenue Series 2013D 5.00%, 10/01/22	$1,000	$1,103,340

Arizona–0.6%
City of Phoenix Civic Improvement Corp. (City of Phoenix Civic Improvement–Airport) Series 2010A 5.00%, 7/01/22	2,575	2,830,260

Colorado–1.4%
City & County of Denver CO (United Airlines, Inc.) 5.00%, 10/01/32	1,000	1,088,370
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2011A 5.75%, 11/15/20	3,150	3,565,359
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/22(a)(b)	600	656,658
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.375%, 7/15/25	1,100	1,187,868

		6,498,255

District of Columbia–0.5%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/21	2,100	2,326,170

Florida–1.9%
Broward County School Board/FL COP Series 2011A 5.00%, 7/01/18	3,500	3,604,335
Citizens Property Insurance Corp. Series 2012A-1 5.00%, 6/01/21	2,840	3,190,598
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/17	1,710	1,710,000
State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/18	170	174,925

		8,679,858

	Principal Amount (000)	U.S. $ Value
Illinois–1.7%
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/18	$475	$476,420
State of Illinois Series 2010
5.00%, 1/01/18	160	161,258
Series 2014 5.00%, 5/01/22–5/01/23	4,990	5,469,508
State of Illinois (State of Illinois Sales Tax) Series 2010 5.00%, 6/15/20	1,685	1,827,837

		7,935,023

Massachusetts–0.3%
Commonwealth of Massachusetts NATL Series 2000F 1.65%, 12/01/30(c)	1,525	1,417,559

Michigan–1.3%
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System) AGM Series 2014C 5.00%, 7/01/26	5,055	5,896,101

New Jersey–2.4%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2015X 5.00%, 6/15/21	4,555	4,993,783
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/21	2,410	2,664,882
New Jersey Turnpike Authority AGM Series 2005D-3 5.25%, 1/01/26	2,555	3,124,382

		10,783,047

New York–55.0%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/22–12/15/23	3,555	3,870,675
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/29	1,000	1,079,060
Central Islip Union Free School District Series 2013 5.00%, 7/15/19	750	802,883
City of New York NY Series 2010B 5.00%, 8/01/19	1,275	1,365,920

66	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
Series 2010H 5.00%, 6/01/19 (Pre-refunded/ETM)(a)	$945	$1,007,105
5.00%, 6/01/19	275	292,883
Series 2014A 5.00%, 8/01/28	1,285	1,522,648
Series 2014J 5.00%, 8/01/27	1,085	1,290,976
Series 2017-1 5.00%, 8/01/31(d)	6,160	7,464,442
City of Yonkers NY AGM Series 2015A 5.00%, 3/15/21	2,000	2,241,660
County of Nassau NY Series 2011A 5.00%, 4/01/20	2,050	2,238,231
Series 2014A 5.00%, 4/01/25	4,775	5,627,433
County of Westchester NY Series 2016A 5.00%, 1/01/21–1/01/23	10,435	12,052,393
Hempstead Town Local Development Corp. (Hofstra University) Series 2013 5.00%, 7/01/21	700	793,520
Hudson Yards Infrastructure Corp. Series 2017A 5.00%, 2/15/32	2,320	2,775,903
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20(a)(e)	385	376,730
Metropolitan Transportation Authority Series 2011C 5.00%, 11/15/25	6,505	7,418,887
Series 2012 5.00%, 11/15/22	2,650	3,105,137
Series 2012F 5.00%, 11/15/25	1,000	1,163,170
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/23–11/15/26	9,840	11,509,719
Series 2016A 5.00%, 11/15/25	1,375	1,690,700
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 7/01/20	1,000	1,093,450

	Principal Amount (000)	U.S. $ Value
New York City Municipal Water Finance Authority Series 2010FF 5.00%, 6/15/25	$500	$552,010
Series 2011GG 5.00%, 6/15/26	8,070	9,123,216
Series 2015G 5.00%, 6/15/27	2,885	3,502,015
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2009B 5.00%, 11/01/18	4,525	4,720,525
Series 2010I-2 5.00%, 11/01/19	2,000	2,161,920
Series 2011B 5.00%, 2/01/21	4,110	4,620,791
Series 2012D 5.00%, 11/01/22	1,220	1,430,609
Series 2012S 5.00%, 5/01/19 (Pre-refunded/ETM)	1,000	1,063,430
Series 2013I 5.00%, 5/01/22	2,270	2,631,112
Series 2014B 5.00%, 11/01/26	4,000	4,768,720
Series 2014C 5.00%, 11/01/17 (Pre-refunded/ETM)(a)	2,360	2,367,458
5.00%, 11/01/17	980	983,136
Series 2015C 4.00%, 11/01/17 (Pre-refunded/ETM)(a)	235	235,559
4.00%, 11/01/17	2,650	2,656,440
5.00%, 11/01/28	2,145	2,568,680
Series 2017 5.00%, 11/01/26–11/01/28	4,265	5,291,924
Series 2017E-1 5.00%, 2/01/30	1,155	1,399,225
New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.) Series 2016A 5.00%, 12/01/26	5,575	6,874,031
New York State Dormitory Authority Series 2008A 5.00%, 3/15/18 (Pre-refunded/ETM)	4,635	4,721,165
Series 2012A 5.00%, 7/01/26 (Pre-refunded/ETM)	1,965	2,291,524
New York State Dormitory Authority (Mount Sinai Hospitals Group, Inc.) Series 2010A 5.00%, 7/01/18	645	663,834

2017 Annual Report	67

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/24	$3,440	$3,671,718
AGM Series 2015 5.00%, 10/01/22	2,725	3,166,613
New York State Dormitory Authority (New York State Sales Tax) Series 2015A 5.00%, 3/15/21–3/15/23	12,235	13,992,908
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/24(b)	700	801,227
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012A 5.00%, 12/15/21–12/15/22	3,965	4,605,942
Series 2014A 5.00%, 2/15/18–2/15/28	3,060	3,435,721
Series 2014C 5.00%, 3/15/29	3,000	3,528,150
New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2013A 5.00%, 7/01/21	1,000	1,134,780
Series 2015A 5.00%, 7/01/18	3,440	3,541,480
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) XLCA Series 2004A 1.383%, 1/01/39(c)	200	182,873
XLCA Series 2004B 1.365%, 5/01/32(c)	925	841,702
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2012D 5.00%, 6/15/20	1,745	1,927,492
New York State Thruway Authority (New York State Thruway Authority Ded Tax)
Series 2011A 5.00%, 4/01/23	1,590	1,792,089
Series 2012A 5.00%, 4/01/20	1,975	2,165,035
AMBAC Series 2005B 5.50%, 4/01/20	2,400	2,659,128
New York State Thruway Authority (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/25	$4,500	$4,999,680
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/18	3,890	3,960,565
Series 2016A 5.00%, 3/15/22–3/15/24	6,600	7,742,829
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 8/01/26–8/01/31	4,170	4,464,305
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 1/01/22	1,755	1,985,765
Niagara Falls City School District Series 2016 5.00%, 6/15/18–6/15/19	3,855	4,046,673
Niagara Frontier Transportation Authority AGM Series 2004A2 2.47%, 4/01/24(c)	1,000	956,424
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/23	2,515	2,967,826
Series 2013-180 5.00%, 6/01/21	2,500	2,841,175
Series 2014 5.00%, 9/01/23–9/01/28	5,615	6,553,891
Series 2015E 5.00%, 10/15/23	1,000	1,178,410
Series 2017 5.00%, 11/15/30	1,735	2,141,511
Sales Tax Asset Receivable Corp.
Series 2014A 5.00%, 10/15/18–10/15/25	5,740	6,653,846
State of New York Series 2011A 5.00%, 2/15/18	7,850	7,970,419
Town of Oyster Bay NY Series 2016C 4.00%, 6/01/18(a)	1,550	1,569,933
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/19–9/01/20	1,540	1,667,644
Utility Debt Securitization Authority Series 2015 5.00%, 12/15/24	1,500	1,768,230
Series 2016B 5.00%, 12/15/20	5,185	5,434,243

		251,761,076

68	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
Ohio–0.1%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	$210	$207,293
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33	300	295,452

		502,745

Pennsylvania–1.0%
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.25%, 9/01/23	200	220,800
Sports & Exhibition Authority of Pittsburgh and Allegheny County (Sports & Exhibition Authority of Pittsburgh and Allegheny County Hotel Occupancy Tax) AGM Series 2010 5.00%, 2/01/24	4,000	4,388,440

		4,609,240

Washington–0.6%
Port of Seattle WA Series 2010C 5.00%, 2/01/21	2,300	2,571,446

Total Long-Term Municipal Bonds (cost $296,372,509)		306,914,120

Short-Term Municipal Notes–0.3%
New York–0.3%
New York State Housing Finance Agency (160 Madison Ave LLC)
Series 2013A 0.92%, 11/01/46(f) (cost $1,500,000)	1,500	1,500,000

Total Municipal Obligations (cost $297,872,509)		308,414,120

	Shares
INVESTMENT COMPANIES–20.2%
Funds and Investment Trusts–20.2%(g)
AB All Market Real Return Portfolio—Class Z(h)	448,248	3,913,203
iShares Core MSCI Emerging Markets ETF	238,325	$12,874,316
SPDR S&P 500 ETF Trust	289,738	72,790,878
Vanguard Mid-Cap ETF	20,891	3,070,977

Total Investment Companies (cost $80,561,566)		92,649,374

	Principal Amount (000)
GOVERNMENTS—TREASURIES–3.3%
United States–3.3%
U.S. Treasury Notes 1.625%, 10/31/23	$2,200	2,145,000
2.125%, 11/30/23(j)	12,755	12,792,866

Total Governments—Treasuries (cost $14,823,145)		14,937,866

	Shares
SHORT-TERM INVESTMENTS–9.7%
Investment Companies–5.1%
AB Fixed Income Shares, Inc.—Government Money Market Portfolio—Class AB, 0.83%(g)(h)(i) (cost $23,281,641)	23,281,641	23,281,641

	Principal Amount (000)
U.S. Treasury Bills–4.6%
U.S. Treasury Bill Zero Coupon, 10/05/17	$8,000	7,999,089
Zero Coupon, 11/24/17–12/21/17(k)	13,000	12,974,193

Total U.S. Treasury Bills (cost $20,973,282)		20,973,282

Total Short-Term Investments (cost $44,254,923)		44,254,923

Total Investments—100.6% (cost $437,512,143)		460,256,283

Other assets less liabilities—(0.6)%		(2,549,534)

Net Assets—100.0%		$457,706,749

2017 Annual Report	69

Schedule of Investments (continued)

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	477	December 2017	EUR	5	$19,709,386	$20,160,289	$450,903
FTSE 100 Index Futures	159	December 2017	GBP	2	15,624,688	15,616,226	(8,462)
Mini MSCI EAFE Futures	135	December 2017	USD	7	13,308,387	13,354,200	45,813
Russell 2000 Mini Futures	95	December 2017	USD	5	6,749,414	7,091,274	341,860
S&P 500 E Mini Futures	43	December 2017	USD	2	5,299,305	5,409,615	110,310
S&P Mid 400 E Mini Futures	8	December 2017	USD	1	1,399,234	1,436,560	37,326
TOPIX Index Futures	102	December 2017	JPY	1,020	14,509,517	15,183,293	673,776

Sold Contracts
Hang Seng Index Futures	10	October 2017	HKD	1	1,753,120	1,761,163	(8,043)
S&P TSX 60 Index Futures	52	December 2017	CAD	10	7,386,845	7,657,367	(270,522)
SPI 200 Futures	29	December 2017	AUD	1	3,240,336	3,223,334	17,002

							$1,389,963

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	4,173	CAD	5,129	11/15/17	$(61,434)
Bank of America, NA	USD	16,725	EUR	14,178	11/15/17	70,208
Bank of America, NA	USD	5,700	GBP	4,408	11/15/17	213,991
BNP Paribas SA	GBP	1,354	USD	1,779	11/15/17	(38,028)
BNP Paribas SA	USD	1,443	NZD	1,970	11/15/17	(21,242)
Citibank, NA	AUD	4,248	USD	3,362	11/15/17	32,162
Citibank, NA	USD	6,411	JPY	705,807	11/15/17	(126,801)
Credit Suisse International	CHF	2,732	USD	2,858	11/15/17	28,885
Credit Suisse International	EUR	6,893	USD	8,274	11/15/17	108,375
Credit Suisse International	USD	8,584	AUD	10,773	11/15/17	(138,151)
Credit Suisse International	USD	1,680	NOK	13,047	11/15/17	(40,009)
Deutsche Bank AG	CHF	1,878	USD	1,944	11/15/17	(1,028)
JPMorgan Chase Bank, NA	EUR	6,893	USD	8,274	11/15/17	108,509
JPMorgan Chase Bank, NA	JPY	441,647	USD	3,953	11/15/17	20,117
Royal Bank of Scotland PLC	GBP	739	USD	1,004	11/15/17	12,487
Royal Bank of Scotland PLC	SEK	5,504	USD	693	11/15/17	15,654
Standard Chartered Bank	NOK	4,147	USD	526	11/15/17	4,623
State Street Bank & Trust Co.	SEK	3,688	USD	456	11/15/17	2,364
State Street Bank & Trust Co.	USD	514	CAD	648	11/15/17	5,646
State Street Bank & Trust Co.	USD	1,525	EUR	1,309	11/15/17	24,941
State Street Bank & Trust Co.	USD	701	GBP	537	11/15/17	18,686
State Street Bank & Trust Co.	USD	1,116	JPY	124,124	11/15/17	(11,197)
State Street Bank & Trust Co.	USD	449	SEK	3,688	11/15/17	4,860
UBS AG	CAD	1,979	USD	1,585	11/15/17	(1,267)
UBS AG	USD	1,032	CAD	1,332	11/15/17	35,278
UBS AG	USD	2,837	CHF	2,732	11/15/17	(8,281)

						$259,348

70	Sanford C. Bernstein Fund, Inc.

INFLATION (CPI) SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments Received by the Fund	Payment Frequency	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$10,000	10/23/17	1.658%	CPI#	Maturity	$(197,151)
Barclays Bank PLC	4,000	10/23/26	2.310%	CPI#	Maturity	(235,891)
Barclays Bank PLC	1,000	10/23/29	2.388%	CPI#	Maturity	(67,265)
Citibank, NA	5,700	12/14/20	1.548%	CPI#	Maturity	94,531
Citibank, NA	3,800	10/23/21	2.039%	CPI#	Maturity	(122,845)
Citibank, NA	7,000	11/04/23	1.900%	CPI#	Maturity	58,609
Citibank, NA	3,500	7/20/27	2.104%	CPI#	Maturity	2,581
Deutsche Bank AG	2,900	7/15/20	1.265%	CPI#	Maturity	97,359
Deutsche Bank AG	4,000	9/04/25	1.818%	CPI#	Maturity	47,147
JPMorgan Chase Bank, NA	7,000	7/20/24	1.995%	CPI#	Maturity	10,417
JPMorgan Chase Bank, NA	2,500	3/02/24	2.175%	CPI#	Maturity	(39,304)
JPMorgan Chase Bank, NA	3,000	11/04/26	2.015%	CPI#	Maturity	24,182
Morgan Stanley Capital Services LLC	8,500	7/20/22	1.939%	CPI#	Maturity	13,257
Morgan Stanley Capital Services LLC	1,800	7/20/32	2.158%	CPI#	Maturity	8,521

						$(305,852)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Deutsche Bank AG
MSCI Emerging Markets Index	12,966	LIBOR Plus 0.28% USD	Annual	$	5,226	11/15/17	$1,009,309

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the aggregate market value of these securities amounted to $1,457,885 or 0.3% of net assets.
(c)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2017 and the aggregate market value of these securities amounted to $3,398,558 or 0.74% of net assets.
(d)	When-Issued or delayed delivery security.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.08% of net assets as of September 30, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20	11/13/14	$ 385,000	$376,730	0.08%

(f)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(h)	Affiliated investments.
(i)	The rate shown represents the 7-day yield as of period end.

2017 Annual Report	71

Schedule of Investments (continued)

(j)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(k)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

As of September 30, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 9.9% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

COP—Certificate of Participation

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

72	Sanford C. Bernstein Fund, Inc.

Statement of Assets and Liabilities—September 30, 2017

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

ASSETS
Investments in securities at value
Unaffiliated issuers	$1,085,736,167	$2,379,129,105	$1,172,663,223
Affiliated issuers	1,120,242,603	2,097,773,088	128,874,045
Foreign currencies, at value (a)	7,379,079	15,074,837	2,679,355
Cash	3,837	217,900	89,513
Cash collateral due from broker	0	129,998	1,422,955
Receivables:
Unaffiliated dividends and interest	943,435	1,805,047	5,481,353
Affiliated dividends	205,606	290,586	51,603
Foreign withholding tax reclaims	134,263	421,412	0
Investment securities sold and foreign currency transactions	4,814,121	21,383,592	191,622
Capital shares sold	1,242,852	1,137,990	617,091
Variation margin on futures	1,044,452	538,543	813,559
Variation margin on exchange traded swaps	2,381	5,423	0
Unrealized appreciation of forward currency exchange contracts	7,228,142	14,553,379	3,692,789
Unrealized appreciation of total return swaps	0	0	444,892
Unrealized appreciation of inflation swaps	0	0	135,165
Unrealized appreciation of credit default swaps	0	0	2,600
Upfront premiums paid on credit default swaps	0	0	116,147

Total assets	2,228,976,938	4,532,460,900	1,317,275,912

LIABILITIES
Cash collateral due to broker	0	129,998	250,000
Payables:
Investment securities purchased	5,110,307	23,979,718	54,238,139
Management fee	971,208	2,008,691	624,970
Capital shares redeemed	1,364,417	1,877,659	347,417
Shareholder servicing fee	291,080	556,939	127,562
Transfer Agent fee	17,800	25,812	17,766
Variation margin on exchange traded swaps	0	0	14,075
Accrued expenses	337,875	357,273	487,522
Unrealized depreciation of forward currency exchange contracts	4,773,975	9,574,242	4,322,998
Unrealized depreciation of credit default swaps	0	0	736,881
Upfront premiums received on credit default swaps	0	0	1,110,898

Total liabilities	12,866,662	38,510,332	62,278,228

NET ASSETS	$2,216,110,276	$4,493,950,568	$1,254,997,684

Cost of investments
Unaffiliated issuers	$833,249,471	$1,796,449,577	$1,131,653,227
Affiliated issuers	993,156,520	1,837,452,618	126,919,827

(a) Cost: $7,495,637, $15,339,373 and $2,695,578, respectively. (Note 1)

See Notes to Financial Statements.

2017 Annual Report	73

Statement of Assets and Liabilities—September 30, 2017 (continued)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

NET ASSETS CONSIST OF:
Capital stock, at par	$168,015	$321,800	$114,059
Additional paid-in capital	1,846,363,676	3,605,059,538	1,183,002,408
Undistributed net investment income	18,487,522	41,521,327	27,391,859
Accumulated net realized gain (loss) on investment and foreign currency transactions	(32,392,207)	430,446	(867,888)
Net unrealized appreciation/depreciation of:
Investments, futures and swap transactions	381,079,219	841,762,677	45,984,277
Foreign currency denominated assets and liabilities	2,404,051	4,854,780	(627,031)

	$2,216,110,276	$4,493,950,568	$1,254,997,684

NET ASSET VALUE PER SHARE
Class 1 Shares
Net Assets	$1,784,354,969	$3,418,083,395	$1,037,680,680
Shares of capital stock outstanding	135,349,383	244,945,275	94,350,161

Net asset value, offering and redemption price per share	$13.18	$13.95	$11.00

Class 2 Shares
Net Assets	$431,755,307	$1,075,867,173	$217,317,004
Shares of capital stock outstanding	32,665,680	76,854,256	19,709,150

Net asset value, offering and redemption price per share	$13.22	$14.00	$11.03

See Notes to Financial Statements.

74	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

ASSETS
Investments in securities at value
Unaffiliated issuers	$1,751,587,019	$524,118,784	$433,061,439
Affiliated issuers	159,553,267	55,962,721	27,194,844
Foreign currencies, at value (a)	2,551,859	724,336	562,677
Cash collateral due from broker	290,000	0	0
Receivables:
Unaffiliated dividends and interest	16,730,581	5,241,644	4,020,834
Affiliated dividends	83,089	31,988	12,483
Investment securities sold	4,620,939	1,205,200	1,004,334
Capital shares sold	417,820	821,480	13,017
Variation margin on futures	1,253,398	391,868	295,821
Unrealized appreciation of total return swaps	4,173,306	1,229,137	1,009,309
Unrealized appreciation of forward currency exchange contracts	2,885,673	885,007	706,786
Unrealized appreciation of inflation swaps	1,404,671	445,906	356,604

Total assets	1,945,551,622	591,058,071	468,238,148

LIABILITIES
Cash collateral due to broker	4,690,000	1,390,000	1,130,000
Payables:
Investment securities purchased	0	6,071,965	7,506,268
Management fee	1,000,850	299,186	238,019
Capital shares redeemed	997,660	26,755	133,282
Shareholder servicing fee	159,975	44,356	45,235
Transfer Agent fee	14,385	4,828	4,871
Terminated interest rate swaps	661,818	236,364	141,818
Accrued expenses	322,574	246,768	222,012
Unrealized depreciation of inflation swaps	3,329,895	911,918	662,456
Unrealized depreciation of forward currency exchange contracts	1,834,226	576,507	447,438

Total liabilities	13,011,383	9,808,647	10,531,399

NET ASSETS	$1,932,540,239	$581,249,424	$457,706,749

Cost of investments
Unaffiliated issuers	$1,653,070,749	$496,921,099	$410,465,221
Affiliated issuers	158,935,505	55,782,151	27,046,922

NET ASSETS CONSIST OF:
Capital stock, at par	$167,974	$50,563	$40,037
Additional paid-in capital	1,760,392,744	533,032,238	418,323,879
Undistributed net investment income	23,633,505	6,935,387	5,461,130
Accumulated net realized gain on investment and foreign currency transactions	40,126,115	10,891,653	8,787,321
Net unrealized appreciation/depreciation of:
Investments, futures and swap transactions	107,181,075	30,034,226	24,837,560
Foreign currency denominated assets and liabilities	1,038,826	305,357	256,822

	$1,932,540,239	$581,249,424	$457,706,749

(a) Cost: $2,564,480, $727,479 and $565,203, respectively. (Note 1)

See Notes to Financial Statements.

2017 Annual Report	75

Statement of Assets and Liabilities—September 30, 2017 (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

NET ASSET VALUE PER SHARE
Class 1 Shares
Net Assets	$1,299,848,500	$359,764,215	$369,474,896
Shares of capital stock outstanding	113,045,580	31,311,477	32,332,550

Net asset value, offering and redemption price per share	$11.50	$11.49	$11.43

Class 2 Shares
Net Assets	$632,691,739	$221,485,209	$88,231,853
Shares of capital stock outstanding	54,928,202	19,251,417	7,704,821

Net asset value, offering and redemption price per share	$11.52	$11.50	$11.45

See Notes to Financial Statements.

76	Sanford C. Bernstein Fund, Inc.

Statement of Operations—for the year ended September 30, 2017

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$0	$0	$22,031,078
Dividends
Unaffiliated issuers (net of foreign withholding taxes of $32,411, $76,288 and $35,643, respectively)	18,667,494	41,319,913	4,304,404
Affiliated issuers	15,323,589	30,444,977	1,910,364
Other income	75	141	52

Total income	33,991,158	71,765,031	28,245,898

Expenses:
Management fee (see Note 2A)	18,864,145	38,505,249	7,894,362
Shareholder servicing fee (see Note 2B)	3,375,113	6,516,244	1,478,309
Custodian fee	210,176	226,602	353,161
Transfer Agent fee—Class 1	70,711	96,795	70,813
Transfer Agent fee—Class 2	17,107	30,309	16,450
Printing fees	25,250	35,565	25,194
Legal fees	54,099	99,270	27,256
Registration fees	40,918	48,272	39,664
Auditing and tax fees	138,490	125,898	130,955
Directors’ fees and expenses	81,464	166,722	47,454
Miscellaneous	88,214	108,412	80,242

Total expenses	22,965,687	45,959,338	10,163,860
Less: expenses waived and reimbursed by the Adviser (see Note 2A)	(6,430,920)	(12,755,125)	(334,738)

Net expenses	16,534,767	33,204,213	9,829,122

Net investment income	17,456,391	38,560,818	18,416,776

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (a)	66,766,528	178,782,183	7,492,479
Affiliated Underlying Portfolios	7,670,923	32,294,495	(2,335,751)
Capital gain distributions from underlying funds	263,129	557,656	0
Forward currency exchange contracts	(18,281,361)	(38,295,865)	(5,263,760)
Futures	23,729,579	14,564,257	17,124,002
Options written	0	0	18,480
Swaps	1,608,699	5,989,899	4,724,868
Swaptions written	0	0	59,124
Foreign currency transactions	629,774	961,617	(1,727,428)

Net realized gain on investment and foreign currency transactions	82,387,271	194,854,242	20,092,014

(a) Net of foreign capital gains taxes of $9,703, $20,831 and $0, respectively.

See Notes to Financial Statements.

2017 Annual Report	77

Statement of Operations—for the year ended September 30, 2017 (continued)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO
Net change in unrealized appreciation/depreciation of:
Investments	$85,585,031	$159,414,667	$16,677,143
Affiliated Underlying Portfolios	86,371,927	162,534,810	5,063,486
Forward currency exchange contracts	4,834,754	9,954,504	1,735,244
Futures	2,075,404	2,196,946	4,784,179
Options written	0	0	(17,597)
Swaps	(215,651)	(491,217)	127,520
Foreign currency denominated assets and liabilities	(54,675)	(127,798)	640

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	178,596,790	333,481,912	28,370,615

Net realized and unrealized gain on investment and foreign currency transactions	260,984,061	528,336,154	48,462,629

Contributions from affiliates (see Note 2A)	775	872	2,581

Net increase in net assets resulting from operations	$278,441,227	$566,897,844	$66,881,986

See Notes to Financial Statements.

78	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$35,153,654	$9,541,978	$7,892,998
Dividends
Unaffiliated issuers	6,971,538	2,002,870	1,637,376
Affiliated issuers	1,598,143	436,772	314,250
Other income	77	22	0

Total income	43,723,412	11,981,642	9,844,624

Expenses:
Management fee (see Note 2A)	12,269,172	3,617,747	2,925,339
Shareholder servicing fee (see Note 2B)	1,906,921	522,904	543,542
Custodian fee	210,794	143,682	132,570
Transfer Agent fee—Class 1	49,057	14,153	18,824
Transfer Agent fee—Class 2	23,784	8,443	4,557
Printing fees	19,796	6,016	6,181
Legal fees	45,062	13,990	10,275
Registration fees	40,440	34,579	34,319
Auditing and tax fees	108,000	108,001	108,001
Directors’ fees and expenses	74,121	21,758	17,694
Miscellaneous	91,591	59,344	49,212

Total expenses	14,838,738	4,550,617	3,850,514
Less: expenses waived and reimbursed by the Adviser (see Note 2A)	(376,661)	(93,380)	(66,815)

Net expenses	14,462,077	4,457,237	3,783,699

Net investment income	29,261,335	7,524,405	6,060,925

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	4,455,485	1,182,045	1,134,734
Affiliated Underlying Portfolios	796,288	230,912	185,997
Forward currency exchange contracts	(6,067,204)	(1,801,517)	(1,444,391)
Futures	41,333,914	12,269,562	10,017,592
Swaps	438,128	66,251	93,572
Foreign currency transactions	(206,738)	(55,956)	(47,455)

Net realized gain on investment and foreign currency transactions	40,749,873	11,891,297	9,940,049

Net change in unrealized appreciation/depreciation of:
Investments	28,094,208	9,072,995	7,271,361
Affiliated Underlying Portfolios	292,005	86,529	71,637
Forward currency exchange contracts	2,003,877	610,629	486,526
Futures	6,470,242	2,108,547	1,555,808
Swaps	6,775,937	2,128,715	1,609,950
Foreign currency denominated assets and liabilities	(11,861)	(2,891)	(2,327)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	43,624,408	14,004,524	10,992,955

Net realized and unrealized gain on investment and foreign currency transactions	84,374,281	25,895,821	20,933,004

Contributions from affiliates (see Note 2A)	562	443	408

Net increase in net assets resulting from operations	$113,636,178	$33,420,669	$26,994,337

See Notes to Financial Statements.

2017 Annual Report	79

Statement of Changes in Net Assets

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$17,456,391	$5,071,914	$38,560,818	$13,163,032
Net realized gain (loss) on investment and foreign currency transactions	82,387,271	(97,765,725)	194,854,242	(161,012,516)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	178,596,790	152,260,603	333,481,912	249,551,432
Contributions from affiliates (see Note 2A)	775	0	872	71,965

Net increase in net assets resulting from operations	278,441,227	59,566,792	566,897,844	101,773,913

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(11,662,754)	(8,740,112)	(23,304,471)	(15,564,977)
Distributions from net realized gain on investment transactions (a)	0	(76,454,063)	0	(154,691,263)

Total dividends and distributions to shareholders	(11,662,754)	(85,194,175)	(23,304,471)	(170,256,240)

Capital-share transactions
Net proceeds from sales of shares	258,359,970	306,422,014	397,427,994	547,166,021
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	10,390,797	84,221,324	18,733,821	164,271,972

Total proceeds from shares sold	268,750,767	390,643,338	416,161,815	711,437,993
Cost of shares redeemed	(353,662,902)	(211,943,464)	(634,654,543)	(452,256,440)

Net increase (decrease) in net assets from capital-share transactions	(84,912,135)	178,699,874	(218,492,728)	259,181,553

Net increase in net assets	181,866,338	153,072,491	325,100,645	190,699,226

NET ASSETS:
Beginning of period	2,034,243,938	1,881,171,447	4,168,849,923	3,978,150,697

End of period (b)	$2,216,110,276	$2,034,243,938	$4,493,950,568	$4,168,849,923

(b) Includes undistributed net investment income of:	$18,487,522	$11,434,140	$41,521,327	$22,767,099

(a) See page 83 for share class information on dividend distributions for the Overlay A and Tax-Aware Overlay A Portfolios.

See Notes to Financial Statements.

80	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$18,416,776	$14,233,959	$29,261,335	$23,063,963
Net realized gain on investment and foreign currency transactions	20,092,014	5,808,711	40,749,873	27,088,222
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	28,370,615	47,733,307	43,624,408	27,105,353
Contributions from affiliates (see Note 2A)	2,581	0	562	0

Net increase in net assets resulting from operations	66,881,986	67,775,977	113,636,178	77,257,538

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(28,460,071)	0	(29,303,631)	(24,024,139)
Distributions from net realized gain on investment transactions (a)	0	(16,365,405)	(17,668,141)	(3,054,395)

Total dividends and distributions to shareholders	(28,460,071)	(16,365,405)	(46,971,772)	(27,078,534)

Capital-share transactions
Net proceeds from sales of shares	197,159,555	207,750,214	212,961,837	321,291,975
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	23,944,829	16,278,045	41,111,683	21,966,687

Total proceeds from shares sold	221,104,384	224,028,259	254,073,520	343,258,662
Cost of shares redeemed	(218,907,025)	(188,863,979)	(293,301,280)	(251,632,927)

Net increase (decrease) in net assets from capital-share transactions	2,197,359	35,164,280	(39,227,760)	91,625,735

Net increase in net assets	40,619,274	86,574,852	27,436,646	141,804,739

NET ASSETS:
Beginning of period	1,214,378,410	1,127,803,558	1,905,103,593	1,763,298,854

End of period (b)	$1,254,997,684	$1,214,378,410	$1,932,540,239	$1,905,103,593

(b) Includes undistributed net investment income of:	$27,391,859	$27,294,291	$23,633,505	$23,816,540

(a) See page 83 for share class information on dividend distributions for the Overlay B and Tax-Aware Overlay B Portfolios.

See Notes to Financial Statements.

2017 Annual Report	81

Statement of Changes in Net Assets (continued)

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$7,524,405	$5,665,856	$6,060,925	$4,782,595
Net realized gain on investment and foreign currency transactions	11,891,297	5,962,722	9,940,049	5,972,857
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	14,004,524	9,119,856	10,992,955	7,667,841
Contributions from affiliates (see Note 2A)	443	0	408	0

Net increase in net assets resulting from operations	33,420,669	20,748,434	26,994,337	18,423,293

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(4,893,358)	(7,410,180)	(4,402,188)	(6,175,099)
Distributions from net realized gain on investment transactions (a)	(5,002,871)	(2,164,205)	(4,802,571)	(1,140,321)

Total dividends and distributions to shareholders	(9,896,229)	(9,574,385)	(9,204,759)	(7,315,420)

Capital-share transactions
Net proceeds from sales of shares	64,924,898	98,944,953	54,085,608	79,602,410
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	8,932,240	8,100,611	8,385,438	6,147,013

Total proceeds from shares sold	73,857,138	107,045,564	62,471,046	85,749,423
Cost of shares redeemed	(70,029,299)	(69,773,667)	(71,702,097)	(51,736,360)

Net increase (decrease) in net assets from capital-share transactions	3,827,839	37,271,897	(9,231,051)	34,013,063

Net increase in net assets	27,352,279	48,445,946	8,558,527	45,120,936

NET ASSETS:
Beginning of period	553,897,145	505,451,199	449,148,222	404,027,286

End of period (b)	$581,249,424	$553,897,145	$457,706,749	$449,148,222

(b) Includes undistributed net investment income of:	$6,935,387	$4,382,723	$5,461,130	$3,834,501

(a) See page 83 for share class information on dividend distributions for the Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios.

See Notes to Financial Statements.

82	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(8,842,979)	$(6,476,175)	$(16,248,186)	$(10,814,969)
Class 2	(2,819,775)	(2,263,937)	(7,056,285)	(4,750,008)

	$(11,662,754)	$(8,740,112)	$(23,304,471)	$(15,564,977)

Distributions from net realized gain on investment transactions
Class 1	$0	$(61,956,276)	$0	$(118,640,494)
Class 2	0	(14,497,787)	0	(36,050,769)

	$0	$(76,454,063)	$0	$(154,691,263)

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(22,582,790)	$0	$(19,179,987)	$(15,806,299)
Class 2	(5,877,281)	0	(10,123,644)	(8,217,840)

	$(28,460,071)	$0	$(29,303,631)	$(24,024,139)

Distributions from net realized gain on investment transactions
Class 1	$0	$(13,122,695)	$(11,937,514)	$(2,101,453)
Class 2	0	(3,242,710)	(5,730,627)	(952,942)

	$0	$(16,365,405)	$(17,668,141)	$(3,054,395)

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(2,869,737)	$(4,659,106)	$(3,422,606)	$(5,049,589)
Class 2	(2,023,621)	(2,751,074)	(979,582)	(1,125,510)

	$(4,893,358)	$(7,410,180)	$(4,402,188)	$(6,175,099)

Distributions from net realized gain on investment transactions
Class 1	$(3,132,328)	$(1,423,531)	$(3,849,616)	$(952,208)
Class 2	(1,870,543)	(740,674)	(952,955)	(188,113)

	$(5,002,871)	$(2,164,205)	$(4,802,571)	$(1,140,321)

See Notes to Financial Statements.

2017 Annual Report	83

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$11.62		$11.80		$12.88	$11.91	$10.37

Income from investment operations:
Investment income, net†	0.10	(a)	0.03	^ (a)	0.04	0.09	0.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.52		0.31		(0.43)	1.05	1.55
Contributions from Affiliates	0.00	(b)	0		0	0	0.00 (b)

Total from investment operations	1.62		0.34		(0.39)	1.14	1.62

Less dividends and distributions:
Dividends from net investment income	(0.06)		(0.05)		(0.16)	(0.17)	(0.08)
Distributions from net realized gain on investment transactions	0		(0.47)		(0.53)	0	0

Total dividends and distributions	(0.06)		(0.52)		(0.69)	(0.17)	(0.08)

Net asset value, end of period	$13.18		$11.62		$11.80	$12.88	$11.91

Total return# (c)	14.04%		2.84%	^	(3.02)%	9.58%	15.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,784,355		$1,638,587		$1,536,828	$1,513,474	$1,358,991
Average net assets (000 omitted)	$1,687,556		$1,582,586		$1,598,329	$1,462,653	$1,276,696
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)(e)	0.83%		1.00%		1.15% +	1.15%	1.15%
Expenses, before waivers/reimbursements (d)(e)	1.13%		1.14%		1.15% +	1.15%	1.15%
Net investment income	0.79%	(a)	0.22%	^ (a)	0.31% +	0.68%	0.65%
Portfolio turnover rate	48%		71%		91%	104%	165%

See Footnote Summary on page 96.

See Notes to Financial Statements.

84	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$11.65		$11.83		$12.90	$11.94	$10.39

Income from investment operations:
Investment income, net†	0.12	(a)	0.05	^ (a)	0.06	0.11	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.54		0.31		(0.42)	1.05	1.55
Contributions from affiliates	0.00	(b)	0		0	0	0.00 (b)

Total from investment operations	1.66		0.36		(0.36)	1.16	1.65

Less dividends and distributions:
Dividends from net investment income	(0.09)		(0.07)		(0.18)	(0.20)	(0.10)
Distributions from net realized gain on investment transactions	0		(0.47)		(0.53)	0	0

Total dividends and distributions	(0.09)		(0.54)		(0.71)	(0.20)	(0.10)

Net asset value, end of period	$13.22		$11.65		$11.83	$12.90	$11.94

Total return# (c)	14.31%		3.14%	^	(2.78)%	9.82%	15.99%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$431,755		$395,657		$344,343	$367,259	$313,421
Average net assets (000 omitted)	$408,460		$381,197		$390,069	$352,881	$259,853
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)(e)	0.63%		0.80%		0.95% +	0.95%	0.95%
Expenses, before waivers/reimbursements (d)(e)	0.93%		0.94%		0.95% +	0.95%	0.95%
Net investment income	0.99%	(a)	0.42%	^ (a)	0.51% +	0.88%	0.86%
Portfolio turnover rate	48%		71%		91%	104%	165%

See Footnote Summary on page 96.

See Notes to Financial Statements.

2017 Annual Report	85

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$12.30		$12.52		$13.64	$12.40	$10.57

Income from investment operations:
Investment income, net†	0.11	(a)	0.03	^ (a)	0.05	0.08	0.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.60		0.27		(0.41)	1.24	1.82
Contributions from Affiliates	0.00	(b)	0.00	(b)	0	0	0.00 (b)

Total from investment operations	1.71		0.30		(0.36)	1.32	1.87

Less dividends and distributions:
Dividends from net investment income	(0.06)		(0.04)		(0.08)	(0.08)	(0.04)
Distributions from net realized gain on investment transactions	0		(0.48)		(0.68)	0	0

Total dividends and distributions	(0.06)		(0.52)		(0.76)	(0.08)	(0.04)

Net asset value, end of period	$13.95		$12.30		$12.52	$13.64	$12.40

Total return# (c)	13.99%		2.37%	^	(2.60)%	10.63%	17.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,418,084		$3,183,118		$3,057,052	$3,003,685	$2,609,140
Average net assets (000 omitted)	$3,258,122		$3,133,499		$3,177,411	$2,867,927	$2,355,106
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)(e)	0.82%		0.99%		1.13% +	1.13%	1.13%
Expenses, before waivers/reimbursements (d)(e)	1.12%		1.13%		1.13% +	1.13%	1.13%
Net investment income	0.85%	(a)	0.28%	^ (a)	0.35% +	0.58%	0.48%
Portfolio turnover rate	49%		71%		91%	102%	150%

See Footnote Summary on page 96.

See Notes to Financial Statements.

86	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$12.34		$12.55		$13.68	$12.43	$10.60

Income from investment operations:
Investment income, net†	0.14	(a)	0.06	^ (a)	0.07	0.10	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.61		0.27		(0.40)	1.25	1.81
Contributions from affiliates	0.00	(b)	0.00	(b)	0	0	0.00 (b)

Total from investment operations	1.75		0.33		(0.33)	1.35	1.89

Less dividends and distributions:
Dividends from net investment income	(0.09)		(0.06)		(0.12)	(0.10)	(0.06)
Distributions from net realized gain on investment transactions	0		(0.48)		(0.68)	0	0

Total dividends and distributions	(0.09)		(0.54)		(0.80)	(0.10)	(0.06)

Net asset value, end of period	$14.00		$12.34		$12.55	$13.68	$12.43

Total return# (c)	14.25%	*	2.61%	^	(2.42)%	10.88%	17.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,075,867		$985,732		$921,095	$909,475	$792,791
Average net assets (000 omitted)	$1,020,239		$955,478		$949,274	$861,528	$701,320
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)(e)	0.62%		0.79%		0.93% +	0.93%	0.93%
Expenses, before waivers/reimbursements (d)(e)	0.92%		0.93%		0.93% +	0.93%	0.93%
Net investment income	1.05%	(a)	0.48%	^ (a)	0.55% +	0.78%	0.68%
Portfolio turnover rate	49%		71%		91%	102%	150%

See Footnote Summary on page 96.

See Notes to Financial Statements.

2017 Annual Report	87

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY B PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$10.67		$10.22		$10.84	$11.13	$10.98

Income from investment operations:
Investment income, net†	0.16	(a)	0.12	^ (a)	0.09	0.09	0.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.42		0.48		(0.22)	0.57	0.41
Contributions from Affiliates	0.00	(b)	0		0	0	0.00 (b)

Total from investment operations	0.58		0.60		(0.13)	0.66	0.47

Less dividends and distributions:
Dividends from net investment income	(0.25)		0		(0.29)	(0.30)	(0.14)
Distributions from net realized gain on investment transactions	0		(0.15)		(0.20)	(0.65)	(0.18)

Total dividends and distributions	(0.25)		(0.15)		(0.49)	(0.95)	(0.32)

Net asset value, end of period	$11.00		$10.67		$10.22	$10.84	$11.13

Total return# (c)	5.59%		5.83%	^	(1.20)%	6.37%	4.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,037,681		$971,463		$900,438	$918,955	$845,566
Average net assets (000 omitted)	$985,539		$932,575		$911,500	$880,703	$859,978
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.84%		0.85%		0.87% +	0.86%	0.86%
Expenses, before waivers/reimbursements (e)	0.87%		0.87%		0.87% +	0.86%	0.86%
Net investment income	1.49%	(a)	1.19%	^ (a)	0.84% +	0.83%	0.53%
Portfolio turnover rate	115%		105%		226%	93%	138%

See Footnote Summary on page 96.

See Notes to Financial Statements.

88	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$10.69		$10.23		$10.85	$11.13	$10.99

Income from investment operations:
Investment income, net†	0.18	(a)	0.14	^ (a)	0.11	0.10	0.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.42		0.47		(0.23)	0.59	0.41
Contributions from affiliates	0.00	(b)	0		0	0	0.00 (b)

Total from investment operations	0.60		0.61		(0.12)	0.69	0.48

Less dividends and distributions:
Dividends from net investment income	(0.26)		0		(0.30)	(0.32)	(0.16)
Distributions from net realized gain on investment transactions	0		(0.15)		(0.20)	(0.65)	(0.18)

Total dividends and distributions	(0.26)		(0.15)		(0.50)	(0.97)	(0.34)

Net asset value, end of period	$11.03		$10.69		$10.23	$10.85	$11.13

Total return# (c)	5.83%		5.92%	^	(1.08)%	6.64%	4.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$217,317		$242,915		$227,368	$200,096	$187,416
Average net assets (000 omitted)	$228,978		$234,250		$199,315	$195,463	$184,611
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.69%		0.71%		0.72% +	0.71%	0.71%
Expenses, before waivers/reimbursements (e)	0.71%		0.72%		0.72% +	0.71%	0.71%
Net investment income	1.65%	(a)	1.34%	^ (a)	1.03% +	0.98%	0.67%
Portfolio turnover rate	115%		105%		226%	93%	138%

See Footnote Summary on page 96.

See Notes to Financial Statements.

2017 Annual Report	89

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$11.10		$10.81		$11.11	$11.37	$11.01

Income from investment operations:
Investment income, net†	0.17	(a)	0.13	^ (a)	0.14	0.13	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.50		0.32		(0.22)	0.55	0.42
Contributions from Affiliates	0.00	(b)	0		0	0	0

Total from investment operations	0.67		0.45		(0.08)	0.68	0.54

Less dividends and distributions:
Dividends from net investment income	(0.17)		(0.14)		(0.09)	(0.19)	(0.11)
Distributions from net realized gain on investment transactions	(0.10)		(0.02)		(0.13)	(0.75)	(0.07)

Total dividends and distributions	(0.27)		(0.16)		(0.22)	(0.94)	(0.18)

Net asset value, end of period	$11.50		$11.10		$10.81	$11.11	$11.37

Total return# (c)	6.23%		4.19%	^	(0.69)%	6.24%	4.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,299,848		$1,284,948		$1,216,063	$1,239,990	$1,147,060
Average net assets (000 omitted)	$1,271,281		$1,256,664		$1,234,170	$1,197,761	$1,138,909
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.82%		0.82%		0.84% +	0.84%	0.84%
Expenses, before waivers/reimbursements (e)	0.84%		0.84%		0.84% +	0.84%	0.84%
Net investment income	1.50%	(a)	1.20% ^	(a)	1.29% +	1.14%	1.07%
Portfolio turnover rate	22%		41%		39%	21%	67%

See Footnote Summary on page 96.

See Notes to Financial Statements.

90	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$11.12		$10.83		$11.13	$11.40	$11.03

Income from investment operations:
Investment income, net†	0.18	(a)	0.15	^ (a)	0.16	0.14	0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.51		0.32		(0.22)	0.55	0.42
Contributions from affiliates	0.00	(b)	0		0	0	0

Total from investment operations	0.69		0.47		(0.06)	0.69	0.56

Less dividends and distributions:
Dividends from net investment income	(0.19)		(0.16)		(0.11)	(0.21)	(0.12)
Distributions from net realized gain on investment transactions	(0.10)		(0.02)		(0.13)	(0.75)	(0.07)

Total dividends and distributions	(0.29)		(0.18)		(0.24)	(0.96)	(0.19)

Net asset value, end of period	$11.52		$11.12		$10.83	$11.13	$11.40

Total return# (c)	6.38%		4.38%	^	(0.58)%	6.35%	5.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$632,692		$620,156		$547,236	$565,264	$503,579
Average net assets (000 omitted)	$616,284		$585,731		$546,048	$525,543	$520,827
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.67%		0.67%		0.69% +	0.69%	0.69%
Expenses, before waivers/reimbursements (e)	0.69%		0.69%		0.69% +	0.69%	0.69%
Net investment income	1.65%	(a)	1.35%	^ (a)	1.44% +	1.30%	1.22%
Portfolio turnover rate	22%		41%		39%	21%	67%

See Footnote Summary on page 96.

See Notes to Financial Statements.

2017 Annual Report	91

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$11.02		$10.80		$11.09	$11.33	$10.98

Income from investment operations:
Investment income, net†	0.14	(a)	0.11	^ (a)	0.12	0.09	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.52		0.31		(0.20)	0.58	0.41
Contributions from Affiliates	0.00	(b)	0		0	0	0

Total from investment operations	0.66		0.42		(0.08)	0.67	0.50

Less dividends and distributions:
Dividends from net investment income	(0.09)		(0.15)		(0.06)	(0.15)	(0.09)
Distributions from net realized gain on investment transactions	(0.10)		(0.05)		(0.15)	(0.76)	(0.06)

Total dividends and distributions	(0.19)		(0.20)		(0.21)	(0.91)	(0.15)

Net asset value, end of period	$11.49		$11.02		$10.80	$11.09	$11.33

Total return# (c)	6.13%		3.94%	^	(0.72)%	6.25%	4.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$359,764		$349,358		$331,496	$328,626	$291,548
Average net assets (000 omitted)	$348,603		$342,317		$335,669	$312,283	$283,838
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.86%		0.87%		0.88% +	0.88%	0.88%
Expenses, before waivers/reimbursements (e)	0.87%		0.88%		0.88% +	0.88%	0.88%
Net investment income	1.29%	(a)	1.02%	^ (a)	1.10% +	0.83%	0.81%
Portfolio turnover rate	23%		33%		42%	29%	82%

See Footnote Summary on page 96.

See Notes to Financial Statements.

92	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$11.04		$10.82		$11.11	$11.35	$10.99

Income from investment operations:
Investment income, net†	0.16	(a)	0.13	^ (a)	0.14	0.11	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.51		0.31		(0.21)	0.58	0.42
Contributions from affiliates	0.00	(b)	0		0	0	0

Total from investment operations	0.67		0.44		(0.07)	0.69	0.53

Less dividends and distributions:
Dividends from net investment income	(0.11)		(0.17)		(0.07)	(0.17)	(0.11)
Distributions from net realized gain on investment transactions	(0.10)		(0.05)		(0.15)	(0.76)	(0.06)

Total dividends and distributions	(0.21)		(0.22)		(0.22)	(0.93)	(0.17)

Net asset value, end of period	$11.50		$11.04		$10.82	$11.11	$11.35

Total return# (c)	6.28%		4.13%	^	(0.61)%	6.44%	4.86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$221,485		$204,539		$173,955	$177,331	$186,108
Average net assets (000 omitted)	$207,974		$185,830		$180,717	$186,833	$174,348
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.71%		0.72%		0.73% +	0.73%	0.73%
Expenses, before waivers/reimbursements (e)	0.72%		0.73%		0.73% +	0.73%	0.73%
Net investment income	1.45%	(a)	1.17%	^ (a)	1.25% +	0.97%	0.95%
Portfolio turnover rate	23%		33%		42%	29%	82%

See Footnote Summary on page 96.

See Notes to Financial Statements.

2017 Annual Report	93

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$10.99		$10.72		$11.03	$11.25	$10.91

Income from investment operations:
Investment income, net†	0.15	(a)	0.12	^ (a)	0.13	0.11	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.52		0.34		(0.22)	0.58	0.41
Contributions from Affiliates	0.00	(b)	0		0	0	0

Total from investment operations	0.67		0.46		(0.09)	0.69	0.50

Less dividends and distributions:
Dividends from net investment income	(0.11)		(0.16)		(0.08)	(0.16)	(0.08)
Distributions from net realized gain on investment transactions	(0.12)		(0.03)		(0.14)	(0.75)	(0.08)

Total dividends and distributions	(0.23)		(0.19)		(0.22)	(0.91)	(0.16)

Net asset value, end of period	$11.43		$10.99		$10.72	$11.03	$11.25

Total return# (c)	6.17%		4.21%	^	(0.77)%	6.51%	4.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$369,475		$360,981		$340,002	$337,663	$311,105
Average net assets (000 omitted)	$362,361		$354,792		$343,951	$323,433	$308,859
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.87%		0.88%		0.89% +	0.90%	0.89%
Expenses, before waivers/reimbursements (e)	0.88%		0.89%		0.89% +	0.90%	0.89%
Net investment income	1.32%	(a)	1.08%	^ (a)	1.22% +	1.03%	0.85%
Portfolio turnover rate	17%		39%		41%	31%	72%

See Footnote Summary on page 96.

See Notes to Financial Statements.

94	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$11.02		$10.75		$11.05	$11.28	$10.93

Income from investment operations:
Investment income, net†	0.16	(a)	0.13	^ (a)	0.15	0.13	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.51		0.35		(0.21)	0.57	0.42
Contributions from affiliates	0.00	(b)	0		0	0	0

Total from investment operations	0.67		0.48		(0.06)	0.70	0.53

Less dividends and distributions:
Dividends from net investment income	(0.12)		(0.18)		(0.10)	(0.18)	(0.10)
Distributions from net realized gain on investment transactions	(0.12)		(0.03)		(0.14)	(0.75)	(0.08)

Total dividends and distributions	(0.24)		(0.21)		(0.24)	(0.93)	(0.18)

Net asset value, end of period	$11.45		$11.02		$10.75	$11.05	$11.28

Total return# (c)	6.23%		4.49%	^	(0.57)%	6.62%	4.87%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$88,232		$88,167		$64,025	$61,071	$56,146
Average net assets (000 omitted)	$87,691		$78,704		$60,880	$60,453	$58,420
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	0.72%		0.73%		0.74% +	0.75%	0.74%
Expenses, before waivers/reimbursements(e)	0.73%		0.74%		0.74% +	0.75%	0.74%
Net investment income	1.47%	(a)	1.23%	^ (a)	1.37% +	1.17%	1.00%
Portfolio turnover rate	17%		39%		41%	31%	72%

See Footnote Summary on page 96.

See Notes to Financial Statements.

2017 Annual Report	95

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

†	Based on average shares outstanding.
^	For the year ended September 30, 2016, the amount includes a non-recurring refund for overbilling of prior years’ custody out of pocket fees as follows:

PORTFOLIO	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO	TOTAL RETURN
Overlay A	$0.0002	0.002%	0.002%
Tax Aware Overlay A	0.0002	0.002%	0.002%
Overlay B	0.0003	0.002%	0.002%
Tax Aware Overlay B	0.0003	0.002%	0.002%
Tax Aware Overlay C	0.0003	0.003%	0.003%
Tax Aware Overlay N	0.0003	0.003%	0.003%

#	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.
+	The ratio includes expenses attributable to costs of proxy solicitation.
(a)	Net of fees waived/reimbursed by the Adviser.
(b)	Amount is less than $.005.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(d)	The expense ratios presented below exclude interest expense:

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Class 1
Expenses, net of waivers/reimbursements	N/A	N/A	N/A	1.15%	N/A
Expenses, before waivers/reimbursements	N/A	N/A	N/A	1.15%	N/A
Class 2
Expenses, net of waivers/reimbursements	N/A	N/A	N/A	.95%	N/A
Expenses, before waivers/reimbursements	N/A	N/A	N/A	.95%	N/A
Tax-Aware Overlay A Portfolio
Class 1
Expenses, net of waivers/reimbursements	N/A	N/A	N/A	1.13%	N/A
Expenses, before waivers/reimbursements	N/A	N/A	N/A	1.13%	N/A
Class 2
Expenses, net of waivers/reimbursements	N/A	N/A	N/A	.93%	N/A
Expenses, before waivers/reimbursements	N/A	N/A	N/A	.93%	N/A

(e)	In connection with the Funds’ investments in affiliated and unaffiliated underlying portfolios, the Funds incur no direct expenses, but bear proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated and unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Funds in an amount equal to the Funds’ pro rata share of certain affiliated acquired fund fees and expenses, and for the period shown below, such acquired fund fees and waiver amounted to:

Acquired Fund Fees and Expenses:

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Overlay A Portfolio	0.31%	0.14%
Tax-Aware Overlay A Portfolio	0.31%	0.14%
Overlay B Portfolio	0.02%	N/A
Tax-Aware Overlay B Portfolio	0.02%	N/A
Tax-Aware Overlay C Portfolio	0.03%	N/A
Tax-Aware Overlay N Portfolio	0.02%	N/A

Waiver:

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Overlay A Portfolio	0.30%	0.14%
Tax-Aware Overlay A Portfolio	0.30%	0.14%
Overlay B Portfolio	0.02%	N/A
Tax-Aware Overlay B Portfolio	0.02%	N/A
Tax-Aware Overlay C Portfolio	0.01%	N/A
Tax-Aware Overlay N Portfolio	0.02%	N/A

See notes to financial statements.

96	Sanford C. Bernstein Fund, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 15 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED
International	International Class*, Class A, Class B, Class C and Class Z
Tax-Managed International	Tax-Managed International Class*, Class A, Class B, Class C and Class Z
Emerging Markets	Emerging Markets Class* and Class Z

FIXED INCOME MUNICIPAL PORTFOLIO
Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*

INTERMEDIATE MUNICIPAL PORTFOLIOS
New York Municipal	Municipal Class*, Class A, Class B, Class C and Advisor Class
California Municipal	Municipal Class*, Class A, Class C and Advisor Class
Diversified Municipal	Municipal Class*, Class A, Class B, Class C and Advisor Class

FIXED INCOME TAXABLE PORTFOLIOS
Short Duration Plus	Short Duration Plus Class*, Class A, Class B and Class C
Intermediate Duration	Intermediate Duration Class*

*	Bernstein Class

OVERLAY PORTFOLIOS
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. Effective June 26, 2015, Diversified Municipal Portfolio commenced offering of Advisor Class Shares. Effective January 15, 2016, International, Tax-Managed International and Emerging Markets Portfolios commenced offering of Class Z Shares. Effective July 25, 2016, New York Municipal and California Municipal Portfolios commenced offering of Advisor Class Shares. This report relates only to the Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

2017 Annual Report	97

Notes to Financial Statements (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

98	Sanford C. Bernstein Fund, Inc.

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2017:

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks(a)	$1,012,788,664	$0	$0	$1,012,788,664
Investment Companies	877,392,927	0	0	877,392,927
Short-Term Investments:
Investment Companies	307,807,862	0	0	307,807,862
U.S. Treasury Bills	0	7,989,317	0	7,989,317
Total Investments in Securities	2,197,989,453	7,989,317	0	2,205,978,770

2017 Annual Report	99

Notes to Financial Statements (continued)

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Other Financial Instruments (b):
Assets:
Futures	$520,212	$9,784,427	$0	$10,304,639	(c)
Forward Currency Exchange Contracts	0	7,228,142	0	7,228,142
Liabilities:
Futures	(8,644,583)	(153,616)	0	(8,798,199	)(c)
Forward Currency Exchange Contracts	0	(4,773,975)	0	(4,773,975)
Total(d)	$2,189,865,082	$20,074,295	$0	$2,209,939,377

TAX-AWARE OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks (a)	$2,240,913,599	$0	$0	$2,240,913,599
Investment Companies	1,774,339,337	0	0	1,774,339,337
Short-Term Investments:
Investment Companies	454,157,722	0	0	454,157,722
U.S. Treasury Bills	0	7,491,535	0	7,491,535
Total Investments in Securities	4,469,410,658	7,491,535	0	4,476,902,193
Other Financial Instruments (b):
Assets:
Futures	503,508	19,783,522	0	20,287,030	(c)
Forward Currency Exchange Contracts	0	14,553,379	0	14,553,379
Liabilities:
Futures	(21,213,098)	(311,253)	0	(21,524,351	)(c)
Forward Currency Exchange Contracts	0	(9,574,242)	0	(9,574,242)
Total (d)	$4,448,701,068	$31,942,941	$0	$4,480,644,009

OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Inflation-Linked Securities	$0	$274,586,838	$0	$274,586,838
Investment Companies	258,595,665	0	0	258,595,665
Governments—Treasuries	0	182,093,989	0	182,093,989
Corporates—Investment Grade	0	137,983,829	0	137,983,829
Mortgage Pass-Throughs	0	80,915,743	0	80,915,743
Asset-Backed Securities	0	46,542,786	6,456,943	52,999,729
Collateralized Mortgage Obligations	0	42,212,886	321,562	42,534,448
Commercial Mortgage-Backed Securities	0	30,742,071	9,791,254	40,533,325
Corporates—Non-Investment Grade	0	27,405,746	0	27,405,746
Governments—Sovereign Agencies	0	15,311,369	0	15,311,369
Emerging Markets—Treasuries	0	13,925,411	0	13,925,411
Covered Bonds	0	6,851,017	0	6,851,017
Agencies	0	6,172,639	0	6,172,639
Emerging Markets—Corporate Bonds	0	5,652,250	0	5,652,250
Quasi-Sovereigns	0	5,649,450	0	5,649,450

100	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Emerging Markets—Sovereigns	$0	$3,932,356	$520,766	$4,453,122
Local Governments—Provincial Bonds	0	4,128,391	0	4,128,391
Governments—Sovereign Bonds	0	1,616,765	0	1,616,765
Local Governments—Regional Bonds	0	903,652	0	903,652
Short-Term Investments:
Investment Companies	77,176,094	0	0	77,176,094
Governments—Treasuries	0	22,473,379	0	22,473,379
Agency Discount Notes	0	20,130,790	0	20,130,790
U.S. Treasury Bills	0	13,979,199	0	13,979,199
Commercial Paper	0	5,464,428	0	5,464,428
Total Investments in Securities	335,771,759	948,674,984	17,090,525	1,301,537,268
Other Financial Instruments (b):
Assets:
Futures	3,375,756	3,141,664	0	6,517,420	(c)
Forward Currency Exchange Contracts	0	3,692,789	0	3,692,789
Centrally Cleared Credit Default Swaps	0	10,940	0	10,940	(c)
Centrally Cleared Interest Rate Swaps	0	543,524	0	543,524	(c)
Credit Default Swaps	0	14,009	0	14,009
Inflation (CPI) Swaps	0	135,165	0	135,165
Total Return Swaps	0	444,892	0	444,892
Liabilities:
Futures	(3,649,506)	(34,212)	0	(3,683,718	)(c)
Forward Currency Exchange Contracts	0	(4,322,998)	0	(4,322,998)
Centrally Cleared Interest Rate Swaps	0	(213,879)	0	(213,879	)(c)
Credit Default Swaps	0	(1,743,041)	0	(1,743,041)
Total (e)	$335,498,009	$950,343,837	$17,090,525	$1,302,932,371

TAX AWARE OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,207,921,262	$46,366,088	$1,254,287,350
Short-Term Municipal Notes	0	11,000,000	0	11,000,000
Investment Companies	394,038,708	0	0	394,038,708
Governments—Treasuries	0	62,154,910	0	62,154,910
Short-Term Investments:
Investment Companies	143,210,656	0	0	143,210,656
U.S. Treasury Bills	0	46,448,662	0	46,448,662
Total Investments in Securities	537,249,364	1,327,524,834	46,366,088	1,911,140,286
Other Financial Instruments (b):
Assets:
Futures	2,220,069	4,770,888	0	6,990,957	(c)
Forward Currency Exchange Contracts	0	2,885,673	0	2,885,673
Inflation (CPI) Swaps	0	1,404,671	0	1,404,671
Total Return Swaps	0	4,173,306	0	4,173,306

2017 Annual Report	101

Notes to Financial Statements (continued)

TAX AWARE OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Liabilities:
Futures	$(1,131,190)	$(60,806)	$0	$(1,191,996	)(c)
Forward Currency Exchange Contracts	0	(1,834,226)	0	(1,834,226)
Inflation (CPI) Swaps	0	(3,329,895)	0	(3,329,895)
Total (d)	$538,338,243	$1,335,534,445	$46,366,088	$1,920,238,776

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$361,742,685	$9,248,064	$370,990,749
Investment Companies	114,147,764	0	0	114,147,764
Governments—Treasuries	0	18,389,180	0	18,389,180
Short-Term Investments:
Investment Companies	51,185,835	0	0	51,185,835
U.S. Treasury Bills	0	25,367,977	0	25,367,977
Total Investments in Securities	165,333,599	405,499,842	9,248,064	580,081,505
Other Financial Instruments (b):
Assets:
Futures	759,778	1,488,582	0	2,248,360	(c)
Forward Currency Exchange Contracts	0	885,007	0	885,007
Inflation (CPI) Swaps	0	445,906	0	445,906
Total Return Swaps	0	1,229,137	0	1,229,137
Liabilities:
Futures	(337,192)	(18,322)	0	(355,514	)(c)
Forward Currency Exchange Contracts	0	(576,507)	0	(576,507)
Inflation (CPI) Swaps	0	(911,918)	0	(911,918)
Total(d)	$165,756,185	$408,041,727	$9,248,064	$583,045,976

TAX-AWARE OVERLAY N PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$300,700,677	$6,213,443	$306,914,120
Short-Term Municipal Notes	0	1,500,000	0	1,500,000
Investment Companies	92,649,374	0	0	92,649,374
Governments—Treasuries	0	14,937,866	0	14,937,866
Short-Term Investments
Investment Companies	23,281,641	0	0	23,281,641
U.S. Treasury Bills	0	20,973,282	0	20,973,282
Total Investments in Securities	115,931,015	338,111,825	6,213,443	460,256,283
Other Financial Instruments (b):
Assets:
Futures	535,309	1,141,681	0	1,676,990	(c)
Forward Currency Exchange Contracts	0	706,786	0	706,786
Inflation (CPI) Swaps	0	356,604	0	356,604
Total Return Swaps	0	1,009,309	0	1,009,309

102	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY N PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Liabilities:
Futures	$(270,522)	$(16,505)	$0	$(287,027	)(c)
Forward Currency Exchange Contracts	0	(447,438)	0	(447,438)
Inflation (CPI) Swaps	0	(662,456)	0	(662,456)
Total (d)	$116,195,802	$340,199,806	$6,213,443	$462,609,051

(a)	See schedule of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include credit default swaps which are valued at market value.

(c)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

(d)	There were no transfers between any levels during the reporting period.

(e)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

OVERLAY A PORTFOLIO	COMMON STOCKS	TOTAL
Balance as of 9/30/16	$37,084	$37,084
Accrued discounts/(premiums)	0	0
Realized gain (loss)	(14,088)	(14,088)
Change in unrealized appreciation/depreciation	39,800	39,800
Purchases	0	0
Sales	(62,796)	(62,796)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/17	$0	$0

Net change in unrealized appreciation/depreciation from investments held as of 9/30/17 (a)	$0	$0

TAX-AWARE OVERLAY A PORTFOLIO	COMMON STOCKS	TOTAL
Balance as of 9/30/16	$76,712	$76,712
Accrued discounts/(premiums)	0	0
Realized gain (loss)	(29,105)	(29,105)
Change in unrealized appreciation/depreciation	82,296	82,296
Purchases	0	0
Sales	(129,903)	(129,903)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/17	$0	$0

Net change in unrealized appreciation/depreciation from investments held as of 9/30/17 (a)	$0	$0

2017 Annual Report	103

Notes to Financial Statements (continued)

OVERLAY B PORTFOLIO	ASSET-BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	COMMERCIAL MORTGAGE-BACKED SECURITIES
Balance as of 9/30/16	$3,576,399	$626,943	$18,066,415
Accrued discounts/(premiums)	186	0	(17,059)
Realized gain (loss)	19,297	0	(774,687)
Change in unrealized appreciation/depreciation	(5,014)	(399)	401,946
Purchases/Payups	5,148,030	321,562	3,016,163
Sales/Paydowns	(2,281,955)	(159,544)	(11,652,186)
Transfers in to Level 3	0	0	750,662
Transfers out of Level 3	0	(467,000)	0

Balance as of 9/30/17	$6,456,943	$321,562	$9,791,254

Net change in unrealized appreciation/depreciation from investments held as of 9/30/17 (a)	$5,974	$0	$77,535

	EMERGING MARKETS - SOVEREIGNS	TOTAL
Balance as of 9/30/16	$0	$22,269,757
Accrued discounts/(premiums)	36,802	19,929
Realized gain (loss)	0	(755,390)
Change in unrealized appreciation/depreciation	8,861	405,394
Purchases/Payups	475,103	8,960,858
Sales/Paydowns	0	(14,093,685)
Transfers in to Level 3	0	750,662
Transfers out of Level 3	0	(467,000)

Balance as of 9/30/17	$520,766	$17,090,525 (b)

Net change in unrealized appreciation/depreciation from investments held as of 9/30/17 (a)	$8,861	$92,370

TAX-AWARE OVERLAY B PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/16	$38,448,954	$38,448,954
Accrued discounts/(premiums)	(277,961)	(277,961)
Realized gain (loss)	100,987	100,987
Change in unrealized appreciation/depreciation	(511,620)	(511,620)
Purchases	15,615,116	15,615,116
Sales	(7,009,388)	(7,009,388)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/17	$46,366,088	$46,366,088

Net change in unrealized appreciation/depreciation from investments held as of 9/30/17 (a)	$(353,561)	$(353,561)

TAX-AWARE OVERLAY C PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/16	$5,241,622	$5,241,622
Accrued discounts/(premiums)	(60,546)	(60,546)

104	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY C PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Realized gain (loss)	$279	$279
Change in unrealized appreciation/depreciation	50,041	50,041
Purchases	4,081,668	4,081,668
Sales	(65,000)	(65,000)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/17	$9,248,064	$9,248,064

Net change in unrealized appreciation/depreciation from investments held as of 9/30/17 (a)	$50,041	$50,041

TAX-AWARE OVERLAY N PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/16	$5,159,009	$5,159,009
Accrued discounts/(premiums)	(126,745)	(126,745)
Realized gain (loss)	0	0
Change in unrealized appreciation/depreciation	29,065	29,065
Purchases	1,217,114	1,217,114
Sales	(65,000)	(65,000)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/17	$6,213,443	$6,213,443

Net change in unrealized appreciation/depreciation from investments held as of 9/30/17 (a)	$29,065	$29,065

(a)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

As of September 30, 2017, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

2017 Annual Report	105

Notes to Financial Statements (continued)

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on, management’s understanding of applicable local tax law.

In consideration of recent decisions rendered by the European courts, certain Portfolios filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filing are subject to various administrative and judicial proceedings within these countries. No amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2017, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

106	Sanford C. Bernstein Fund, Inc.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio—due to reclassifications of foreign currency, foreign capital gains tax and paydown gains (losses), the tax treatment of passive foreign investment companies (PFICs) and swaps, the tax treatment of partnerships and Treasury inflation-protected securities, the tax treatment of swap clearing fees, and contributions from affiliates—are reflected as adjustments to the components of capital as of September 30, 2017, as shown below:

PORTFOLIO	INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	INCREASE (DECREASE) TO ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Overlay A	$(775)	$1,259,745	$(1,258,970)
Tax-Aware Overlay A	(872)	3,497,881	(3,497,009)
Overlay B	(2,581)	10,140,863	(10,138,282)
Tax-Aware Overlay B	(562)	(140,739)	141,301
Tax-Aware Overlay C	(443)	(78,383)	78,826
Tax-Aware Overlay N	(409)	(32,108)	32,517

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers

2017 Annual Report	107

Notes to Financial Statements (continued)

and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee at an annual rate of 0.90% for Overlay A and Tax-Aware Overlay A; 0.65% for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N, of the average daily net assets of each Portfolio.

The Adviser has agreed to waive its fees and bear certain expenses, exclusive of acquired fund fees and expenses other than the advisory fees of any registered funds advised by the Adviser in which a Portfolio may invest, interest expense, taxes, extraordinary expenses, brokerage commission, and other transaction costs, to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis as follows:

PORTFOLIO	CLASS 1	CLASS 2
Overlay A	1.20%	1.00%
Tax-Aware Overlay A	1.20%	1.00%
Overlay B	.90%	.75%
Tax-Aware Overlay B	.90%	.75%
Tax-Aware Overlay C	.90%	.75%
Tax-Aware Overlay N	.90%	.75%

This fee waiver and/or expense limitation agreement will remain in effect until January 27, 2018 and then may be extended by the Adviser for additional one year terms. During the year ended September 30, 2017, there was no such reimbursement.

During the year ended September 30, 2017, the Adviser reimbursed the Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios $775, $872, $2,581, $562, $443 and $408, respectively, for trading losses incurred due to a trade entry errors. During the year ended September 30, 2016, the Adviser reimbursed the Tax-Aware Overlay A Portfolio $71,965 for trading losses incurred due to trade entry errors.

B.	Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is .20 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay A and Tax-Aware Overlay A Portfolios during the month, and .15 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios during the month.

C.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Investments in Affiliated Issuers

The Portfolios may invest in other investment companies advised by the Adviser, including AB Government Money Market Portfolio (the “Government Money Market Portfolio”) and AB All-Market Real Return Portfolio—Class Z (“AMRR”) which have contractual annual advisory fee rates of .20% and .75%, respectively, of the Portfolios’ average

108	Sanford C. Bernstein Fund, Inc.

daily net assets invested in such Portfolios and bear their own expenses. In connection with the investment by the Portfolios in affiliated registered investment companies, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to the Portfolios’ pro rata share of the effective advisory fees of the underlying affiliated registered investment company, as borne indirectly by the Portfolios as an acquired fund fee and expense. For the year ended September 30, 2017, such waivers amounted to:

GOVERNMENT MONEY MARKET PORTFOLIO	AMOUNT
Overlay A	$705,713
Tax-Aware Overlay A	1,011,774
Overlay B	135,411
Tax-Aware Overlay B	313,651
Tax-Aware Overlay C	74,962
Tax-Aware Overlay N	51,727

AMRR	AMOUNT
Overlay A	$742,497
Tax-Aware Overlay A	1,467,007
Overlay B	199,327
Tax-Aware Overlay B	63,010
Tax-Aware Overlay C	18,418
Tax-Aware Overlay N	15,088

Overlay A Portfolio and Tax-Aware Overlay A Portfolio currently invest in AB Pooling Multi-Asset Real Return Portfolio (through March 17, 2017), Bernstein Fund, Inc.—International Small Cap Portfolio—Class Z, Bernstein Fund, Inc.—International Strategic Equities Portfolio—Class Z, Bernstein Fund Inc.—Small Cap Core Portfolio—Class Z, Sanford C. Bernstein Fund, Inc.—Emerging Markets Portfolio—Class Z, open-end management investment companies managed by the Adviser; Overlay A Portfolio and Tax-Aware Overlay A Portfolio currently invest in Sanford C. Bernstein Fund, Inc.—International Portfolio—Class Z and Sanford C. Bernstein Fund, Inc. Tax-Managed International Portfolio—Class Z, respectively. With respect to Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay and Tax-Aware Overlay C, the Adviser has contractually agreed to waive its management fees and/or bear Portfolio expenses through January 27, 2018, and for Tax-Aware Overlay N, through February 1, 2018, in an amount equal to the Portfolios’ proportionate share of all advisory fees and other expenses of the aforementioned funds that are indirectly borne by the Portfolios. For the year ended September 30, 2017, such waivers amounted to:

PORTFOLIO	SANFORD C. BERNSTEIN FUND, INC. - TAXMANAGED INTERNATIONAL PORTFOLIO - CLASS Z	SANFORD C BERNSTEIN FUND, INC. - INTERNATIONAL PORTFOLIO - CLASS Z	SANFORD C. BERNSTEIN FUND, INC. - EMERGING MARKETS PORTFOLIO - CLASS Z	BERNSTEIN FUND, INC. - INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO - CLASS Z	BERNSTEIN FUND, INC. - INTERNATIONAL SMALL CAP PORTFOLIO - CLASS Z	BERNSTEIN FUND, INC. - SMALL CAP CORE PORTFOLIO - CLASS Z	AB POOLING PORTFOLIO - MULTIASSET REAL RETURN PORTFOLIO
Overlay A	$0	$1,498,573	$488,399	$1,614,024	$948,038	$389,569	$44,107
Tax-Aware Overlay A	2,963,185	0	1,022,049	3,376,767	1,962,682	863,456	88,205

2017 Annual Report	109

Notes to Financial Statements (continued)

The Portfolios may invest in other investment companies managed by the Adviser. A summary of the Portfolios’ transactions in such holdings for the year ended September 30, 2017 is as follows:

OVERLAY A PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/16 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/17 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)
Government Money Market Portfolio	$422,535	$478,213	$592,940	$0	$0	$307,808	$1,878	$0
AB Bond Fund, Inc.:
AB All Market Real Return Portfolio	0	185,296	0	0	7,280	192,576	0	0
AB Pooling Portfolios:
AB Multi-Asset Real Return Portfolio	226,085	5,815	234,808	(3,079)	5,987	0	5,815	0
Bernstein Fund, Inc.:
International Small Cap Portfolio	81,779	7,149	14,936	3,307	11,133	88,432	2,049	0
International Strategic Equities Portfolio	135,141	119,835	0	0	31,795	286,771	1,961	263
Small Cap Core Portfolio	38,901	119	2,699	415	5,672	42,408	119	0
Sanford C Bernstein Fund, Inc.:
AB Emerging Markets Portfolio	39,486	335	7,146	2,218	5,368	40,261	334	0
AB International Portfolio	160,739	3,168	25,867	4,810	19,137	161,987	3,168	0
Total				$7,671	$86,372	$1,120,243	$15,324	$263

110	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY A PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/16 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/17 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)
Government Money Market Portfolio	$659,640	$961,366	$1,166,848	$0	$0	$454,158	$2,619	$0
AB Bond Fund, Inc.:
All Market Real Return Portfolio	0	366,104	0	0	14,383	380,487	0	0
AB Pooling Portfolios:
AB Multi-Asset Real Return Portfolio	452,123	11,630	469,594	5,203	638	0	11,629	0
Bernstein Fund, Inc.:
International Small Cap Portfolio	172,374	11,418	32,898	7,284	22,207	180,385	4,318	0
International Strategic Equities Portfolio	286,408	231,201	0	0	66,645	584,254	4,155	558
Small Cap Core Portfolio	87,874	270	15,108	2,473	10,924	86,433	270	0
AB Emerging Markets Portfolio	83,231	705	18,114	5,623	10,306	81,751	704	0
AB Tax-Managed International Portfolio	338,378	6,750	63,966	11,711	37,432	330,305	6,750	0
Total				$32,294	$162,535	$2,097,773	$30,445	$558

OVERLAY B PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/16 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/17 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)
Government Money Market Portfolio	$94,809	$380,321	$397,954	$0	$0	$77,176	$359	$0
AB Bond Fund, Inc.:
AB All Market Real Return Portfolio	0	49,744	0	0	1,954	51,698	0	0
AB Pooling Portfolios:
AB Multi-Asset Real Return Portfolio	60,284	1,551	62,608	(2,336)	3,109	0	1,551	0
Total				$(2,336)	$5,063	$128,874	$1,910	$0

2017 Annual Report	111

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/16 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/17 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)
Government Money Market Portfolio	$236,753	$410,408	$503,950	$0	$0	$143,211	$777	$0
AB Bond Fund, Inc.:
AB All Market Real Return Portfolio	0	15,725	0	0	618	16,343	0	0
AB Pooling Portfolios:
AB Multi-Asset Real Return Portfolio	31,925	821	33,216	796	(326)	0	821	0
Total				$796	$292	$159,554	$1,598	$0

TAX-AWARE OVERLAY C PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/16 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/17 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)
Government Money Market Portfolio	$59,625	$184,807	$193,246	$0	$0	$51,186	$198	$0
AB Bond Fund, Inc.:
AB All Market Real Return Portfolio	0	4,596	0	0	181	4,777	0	0
AB Pooling Portfolios:
AB Multi-Asset Real Return Portfolio	9,294	239	9,670	231	(94)	0	239	0
Total				$231	$87	$55,963	$437	$0

TAX-AWARE OVERLAY N PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/16 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/17 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)
Government Money Market Portfolio	$51,296	$108,974	$136,988	$0	$0	$23,282	$122	$0
AB Bond Fund, Inc.:
AB All Market Real Return Portfolio	0	3,765	0	0	148	3,913	0	0

112	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY N PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/16 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/17 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)
AB Pooling Portfolios:
AB Multi-Asset Real Return Portfolio	$7,476	$192	$7,778	$186	$(76)	$0	$192	$0
Total				$186	$72	$27,195	$314	$0

The Portfolios may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended September 30, 2017, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

PORTFOLIO	PURCHASES	SALES	REALIZED GAIN (LOSS)
Overlay A	$0	$2,159,776	347,771
Tax Aware Overlay A	0	17,220,885	3,884,265

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the year ended September 30, 2017 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
Overlay A	$716,388	$0	$0
Tax-Aware Overlay A	1,543,461	0	0
Overlay B	163,332	0	0
Tax-Aware Overlay B	166,654	0	0
Tax-Aware Overlay C	49,002	0	0
Tax-Aware Overlay N	39,988	0	0

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2017, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Overlay A	$890,411,257	$0	$837,792,730	$0
Tax-Aware Overlay A	1,854,527,477	0	1,847,695,243	0
Overlay B	408,436,925	964,352,924	437,692,270	833,330,014
Tax-Aware Overlay B	349,379,355	81,619,557	280,070,921	84,447,102
Tax-Aware Overlay C	116,955,206	24,731,109	88,801,253	25,587,513
Tax-Aware Overlay N	75,169,801	21,401,481	46,811,681	19,573,204

2017 Annual Report	113

Notes to Financial Statements (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

PORTFOLIO	COST	GROSS UNREALIZED		NET UNREALIZED APPRECIATION (DEPRECIATION)
		APPRECIATION	(DEPRECIATION)
Overlay A	$1,827,145,930	$395,307,041	$(15,909,612)	$379,397,429
Tax-Aware Overlay A	3,634,822,833	878,197,501	(34,006,322)	844,191,179
Overlay B	1,258,923,659	52,798,756	(8,962,478)	43,836,278
Tax-Aware Overlay B	1,812,006,254	109,002,190	(5,897,977)	103,104,213
Tax-Aware Overlay C	552,703,250	30,167,976	(1,480,388)	28,687,588
Tax-Aware Overlay N	437,512,143	24,970,851	(1,111,041)	23,859,810

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolios bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2017, the Portfolios held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into foreign currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign

114	Sanford C. Bernstein Fund, Inc.

currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to currency exchange contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2017, the Portfolios held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolios were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolios. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When a Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolios have realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolios. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolios could result in the Portfolios selling or buying a security or currency at a price different from the current market value.

A Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended September 30, 2017, the Portfolios held purchased options for hedging and non-hedging purposes. During the year ended September 30, 2017, the Overlay B Portfolio held written options for hedging and non-hedging purposes.

2017 Annual Report	115

Notes to Financial Statements (continued)

During the year ended September 30, 2017, the Overlay B Portfolio held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, equity markets, currencies or other underlying asset classes. The Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolios, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolios and the counterparty and by the posting of collateral by the counterparty to the Portfolios to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolios accrue for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received in connection with credit default swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight-line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, the Portfolios deposit and maintain as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolios may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protect against an increase in the price of securities the Portfolios anticipate

116	Sanford C. Bernstein Fund, Inc.

purchasing at a later date. Interest rate swaps involve the exchange by a Portfolios with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2017, the Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended September 30, 2017, the Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolios may enter into credit default swaps, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolios, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolios may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolios receive/(pay) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If a Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolios will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolios for the same reference obligation with the same counterparty. As of September 30, 2017, none of the Portfolios had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolios coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolios.

During the year ended September 30, 2017, the Overlay A Portfolio, Tax-Aware Overlay A Portfolio and Overlay B Portfolio held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

2017 Annual Report	117

Notes to Financial Statements (continued)

Total Return Swaps:

Each Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolios are subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolios will receive a payment from or make a payment to the counterparty.

During the year ended September 30, 2017, the Portfolios held total return swaps for hedging and non-hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by OTC counterparty tables below.

During the year ended September 30, 2017, the Portfolios had entered into the following derivatives:

OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on futures	$221,984	*	Receivable/Payable for variation margin on futures	$3,521,461	*
Equity contracts	Receivable/Payable for variation margin on futures	10,082,655	*	Receivable/Payable for variation margin on futures	5,276,738	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	7,228,142		Unrealized depreciation on forward currency exchange contracts	4,773,975
Total		$17,532,781			$13,572,174

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(5,623,363)	$(4,383,126)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	29,352,942	6,458,530

118	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(18,281,361)	$4,834,754
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	3,969,551	1,037,746
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,355,927	(215,651)
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	252,772	0
Total		$11,026,468	$7,732,253

TAX-AWARE OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts				Receivable/Payable for variation margin on futures	$7,872,298	*
Equity contracts	Receivable/Payable for variation margin on futures	$20,287,030	*	Receivable/Payable for variation margin on futures	13,652,053	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	14,553,379		Unrealized depreciation on forward currency exchange contracts	9,574,242
Total		$34,840,409			$31,098,593

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(9,542,355)	$(9,235,911)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	24,106,612	11,432,857

2017 Annual Report	119

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(38,295,865)	$9,954,504
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	8,255,416	2,131,504
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	3,087,234	(491,217)
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	2,902,665	0
Total		$(9,486,293)	$13,791,737

OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on futures	$2,151,433	*	Receivable/Payable for variation margin on futures	$2,395,449	*
Equity contracts	Receivable/Payable for variation margin on futures	4,365,987	*	Receivable/Payable for variation margin on futures	1,288,269	*
Credit contracts	Receivable/Payable for variation margin on exchange traded swaps	10,940	*
Interest rate contracts	Receivable/Payable for variation margin on exchange traded swaps	543,524	*	Receivable/Payable for variation margin on exchange traded swaps	213,879	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	3,692,789		Unrealized depreciation on forward currency exchange contracts	4,322,998
Interest rate contracts	Unrealized appreciation on inflation swaps	135,165
Credit contracts	Unrealized appreciation on credit default swaps	2,600		Unrealized depreciation on credit default swaps	736,881
Equity contracts	Unrealized appreciation on total return swaps	444,892
Total		$11,347,330			$8,957,476

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

120	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(5,566,833)	$991,240
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	22,690,835	3,792,939
Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(5,263,760)	1,735,244
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(123,020)	0
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	868,037	274,501
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	18,480	(17,597)
Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	59,124	0
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	850,313	475,076
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	637,923	(846,051)
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	3,236,632	498,495
Total		$17,407,731	$6,903,847

2017 Annual Report	121

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Equity contracts	Receivable/Payable for variation margin on futures	$6,990,957	*	Receivable/Payable for variation margin on futures	$1,191,996	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	2,885,673		Unrealized depreciation on forward currency exchange contracts	1,834,226
Interest rate contracts	Unrealized appreciation on inflation swaps	1,404,671		Unrealized depreciation on inflation swaps	3,329,895
Equity contracts	Unrealized appreciation on total return swaps	4,173,306
Total		$15,454,607			$6,356,117

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$2,963,325	$399,412
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	38,370,589	6,070,830
Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(6,067,204)	2,003,877
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	1,445,408	365,148
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	163,856	2,615,697
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	274,272	4,160,240
Total		$37,150,246	$15,615,204

TAX-AWARE OVERLAY C PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Equity contracts	Receivable/Payable for variation margin on futures	$2,248,360	*	Receivable/Payable for variation margin on futures	$355,514	*

122	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY C PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$885,007	Unrealized depreciation on forward currency exchange contracts	$576,507
Interest rate contracts	Unrealized appreciation on inflation swaps	445,906	Unrealized depreciation on inflation swaps	911,918
Equity contracts	Unrealized appreciation on total return swaps	1,229,137
Total		$4,808,410		$1,843,939

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$856,753	$115,766
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	11,412,809	1,992,781
Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(1,801,517)	610,629
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	422,272	105,917
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	21,256	899,578
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	44,995	1,229,137
Total		$10,956,568	$4,953,808

TAX-AWARE OVERLAY N PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Equity contracts	Receivable/Payable for variation margin on futures	$1,676,990	*	Receivable/Payable for variation margin on futures	$287,027	*

2017 Annual Report	123

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY N PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$706,786	Unrealized depreciation on forward currency exchange contracts	$447,438
Interest rate contracts	Unrealized appreciation on inflation swaps	356,604	Unrealized depreciation on inflation swaps	662,456
Equity contracts	Unrealized appreciation on total return swaps	1,009,309
Total		$3,749,689		$1,396,921

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$697,911	$94,777
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	9,319,681	1,461,031
Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(1,444,391)	486,526
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	347,656	85,128
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	30,216	603,925
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	63,356	1,006,025
Total		$9,014,429	$3,737,412

124	Sanford C. Bernstein Fund, Inc.

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended September 30, 2017

OVERLAY A PORTFOLIO
Futures:
Average original value of buy contracts	$735,221,476
Average original value of sale contracts	$244,550,401

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$546,894,164
Average principal amount of sale contracts	$527,890,574

Purchased Options:
Average monthly cost	$5,798,579	(a)

Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$74,095,575	(b)

Total Return Swaps:
Average notional amount	$27,059,088	(c)
(a) Positions were open for one month during the year.
(b) Positions were open for eight months during the year.
(c) Positions were open for five months during the year.

TAX-AWARE OVERLAY A PORTFOLIO
Futures:
Average original value of buy contracts	$1,294,307,799
Average original value of sale contracts	$513,221,886

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,108,527,657
Average principal amount of sale contracts	$1,081,119,244

Purchased Options:
Average monthly cost	$11,937,181	(a)

Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$168,778,163	(b)

Total Return Swaps:
Average notional amount	$77,698,238	(c)
(a) Positions were open for one month during the year.
(b) Positions were open for eight months during the year.
(c) Positions were open for six months during the year.

OVERLAY B PORTFOLIO
Futures:
Average original value of buy contracts	$437,598,458
Average original value of sale contracts	$262,725,969

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$218,900,804
Average principal amount of sale contracts	$384,159,078

Purchased Options:
Average monthly cost	$478,192	(a)

2017 Annual Report	125

Notes to Financial Statements (continued)

OVERLAY B PORTFOLIO

Written Options:
Average notional amount	$2,200	(b)

Written Swaptions:
Average notional amount	$22,316,667	(c)

Inflation Swaps:
Average notional amount	$11,691,538

Centrally Cleared Interest Rate Swaps:
Average notional amount	$127,952,751

Credit Default Swaps:
Average notional amount of buy contracts	$3,971,538
Average notional amount of sale contracts	$7,718,385

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$2,720,000	(d)
Average notional amount of sale contracts	$8,132,651

Total Return Swaps:
Average notional amount	$16,730,087
(a) Positions were open for five months during the year.
(b) Positions were open for less than one month during the year.
(c) Positions were open for three months during the year.
(d) Positions were open for one month during the year.

TAX-AWARE OVERLAY B PORTFOLIO
Futures:
Average original value of buy contracts	$309,168,990
Average original value of sale contracts	$87,410,396

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$222,958,915
Average principal amount of sale contracts	$154,158,620

Purchased Options:
Average monthly cost	$2,052,329	(a)

Interest Rate Swaps:
Average notional amount	$22,340,000	(b)

Inflation Swaps:
Average notional amount	$227,741,538

Total Return Swaps:
Average notional amount	$22,482,509
(a) Positions were open for one month during the year.
(b) Positions were open for six months during the year.

TAX-AWARE OVERLAY C PORTFOLIO
Futures:
Average original value of buy contracts	$93,151,372
Average original value of sale contracts	$25,381,626

126	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY C PORTFOLIO

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$66,958,641
Average principal amount of sale contracts	$44,935,354

Purchased Options:
Average monthly cost	$595,813	(a)

Interest Rate Swaps:
Average notional amount	$8,100,000	(b)

Inflation Swaps:
Average notional amount	$70,149,231

Total Return Swaps:
Average notional amount	$7,006,393
(a) Positions were open for one months during the year.
(b) Positions were open for five months during the year.

TAX-AWARE OVERLAY N PORTFOLIO
Futures:
Average original value of buy contracts	$74,842,557
Average original value of sale contracts	$20,704,473

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$53,692,750
Average principal amount of sale contracts	$36,734,607

Purchased Options:
Average monthly cost	$481,863	(a)

Interest Rate Swaps:
Average notional amount	$5,450,000	(b)

Inflation Swaps:
Average notional amount	$51,738,462

Total Return Swaps:
Average notional amount	$5,387,960
(a) Positions were open for one months during the year.
(b) Positions were open for six months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/ pledged by the Portfolios as of September 30, 2017.

OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Bank of America, NA	$2,213,156	$(839,370)	$0	$0	$1,373,786
Citibank, NA	568,239	(568,239)	0	0	0

2017 Annual Report	127

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Credit Suisse International	$1,772,160	$(1,772,160)	$0	$0	$0
JPMorgan Chase Bank, NA	1,658,061	0	0	0	1,658,061
Royal Bank of Scotland PLC	375,964	0	0	0	375,964
Standard Chartered Bank	66,120	0	0	0	66,120
State Street Bank & Trust Co.	70,036	0	0	0	70,036
UBS AG	504,406	(87,092)	0	0	417,314

Total	$7,228,142	$(3,266,861)	$0	$0	$3,961,281	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Bank of America, NA	$839,370	$(839,370)	$0	$0	$0
BNP Paribas SA	825,910	0	0	(825,910)	0
Citibank, NA	741,154	(568,239)	0	0	172,915
Credit Suisse International	2,266,628	(1,772,160)	0	0	494,468
Deutsche Bank AG	13,821	0	0	0	13,821
UBS AG	87,092	(87,092)	0	0	0

Total	$4,773,975	$(3,266,861)	$0	$(825,910)	$681,204	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

Tax-Aware Overlay A Portfolio
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Bank of America, NA	$4,341,001	$(1,695,936)	$0	$0	$2,645,065
Citibank, NA	1,154,236	(1,154,236)	0	0	0
Credit Suisse International	3,599,523	(3,599,523)	0	0	0
JPMorgan Chase Bank, NA	3,369,403	0	0	0	3,369,403
Royal Bank of Scotland PLC	769,778	0	0	0	769,778
Standard Chartered Bank	135,022	0	0	0	135,022
State Street Bank & Trust Co.	245,949	0	0	0	245,949
UBS AG	938,467	(174,763)	0	0	763,704

Total	$14,553,379	$(6,624,458)	$0	$0	$7,928,921	^

128	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Bank of America, NA	$1,695,936	$(1,695,936)	$0	$0	$0
BNP Paribas SA	1,597,761	0	0	(1,597,761)	0
Citibank, NA	1,480,856	(1,154,236)	0	0	326,620
Credit Suisse International	4,596,791	(3,599,523)	0	0	997,268
Deutsche Bank AG	28,135	0	0	0	28,135
UBS AG	174,763	(174,763)	0	0	0

Total	$9,574,242	$(6,624,458)	$0	$(1,597,761)	$1,352,023	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

OVERLAY B PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Australia and New Zealand Banking Group Ltd.	$130,776	$0	$0	$0	$130,776
Bank of America, NA	773,785	(189,670)	0	0	584,115
Barclays Bank PLC	378,330	(378,330)	0	0	0
BNP Paribas SA	397,135	(169,261)	(227,874)	0	0
Citibank, NA	633,858	(363,336)	0	0	270,522
Citigroup Global Markets, Inc.	44	(44)	0	0	0
Credit Suisse International	409,032	(409,032)	0	0	0
Deutsche Bank AG	472,351	(472,351)	0	0	0
Goldman Sachs Bank USA/Goldman Sachs International	219,228	(219,228)	0	0	0
JPMorgan Chase Bank, NA	401,447	(200,376)	0	0	201,071
Morgan Stanley Capital Services LLC	934	(934)	0	0	0
Royal Bank of Scotland PLC	68,431	(68,431)	0	0	0
Standard Chartered Bank	55,820	(55,820)	0	0	0
State Street Bank & Trust Co.	200,991	(127,031)	0	0	73,960
UBS AG	144,693	(26,593)	0	0	118,100

Total	$4,286,855	$(2,680,437)	$(227,874)	$0	$1,378,544	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECTTO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Bank of America, NA	$189,670	$(189,670)	$0	$0	$0
Barclays Bank PLC	483,457	(378,330)	0	0	105,127
BNP Paribas SA	169,261	(169,261)	0	0	0
Citibank, NA	363,336	(363,336)	0	0	0

2017 Annual Report	129

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Citigroup Global Markets, Inc.	$71,538	$(44)	$0	$0	$71,494
Credit Suisse International	828,238	(409,032)	0	(292,748)	126,458
Deutsche Bank AG	614,889	(472,351)	0	(142,538)	0
Goldman Sachs Bank USA/Goldman Sachs International	2,665,327	(219,228)	0	(2,419,627)	26,472
HSBC Bank USA	23,994	0	0	0	23,994
JPMorgan Chase Bank, NA	200,376	(200,376)	0	0	0
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	116,985	(934)	0	0	116,051
Royal Bank of Scotland PLC	102,694	(68,431)	0	0	34,263
Standard Chartered Bank	82,650	(55,820)	0	0	26,830
State Street Bank & Trust Co.	127,031	(127,031)	0	0	0
UBS AG	26,593	(26,593)	0	0	0

Total	$6,066,039	$(2,680,437)	$0	$(2,854,913)	$530,689	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY B PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Bank of America, NA	$1,161,621	$(260,933)	$0	$0	$900,688
Citibank, NA	749,198	(749,198)	0	0	0
Credit Suisse International	573,026	(573,026)	0	0	0
Deutsche Bank AG	4,724,253	(4,479)	(4,400,000)	(110,570)	209,204
JPMorgan Chase Bank, NA	689,940	(157,215)	0	0	532,725
Morgan Stanley Capital Services LLC	87,338	0	0	0	87,338
Royal Bank of Scotland PLC	116,748	0	0	0	116,748
Standard Chartered Bank	7,865	0	0	0	7,865
State Street Bank & Trust Co.	203,846	(46,564)	0	0	157,282
UBS AG	149,815	(39,851)	0	0	109,964

Total	$8,463,650	$(1,831,266)	$(4,400,000)	$(110,570)	$2,121,814	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Bank of America, NA	$260,933	$(260,933)	$0	$0	$0
Barclays Bank PLC	2,267,503	0	0	(2,267,503)	0
BNP Paribas SA	245,561	0	0	(245,561)	0
Citibank, NA	1,421,282	(749,198)	0	(176,823)	495,261
Credit Suisse International	720,733	(573,026)	0	0	147,707

130	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Deutsche Bank AG	$4,479	$(4,479)	$0	$0	$0
JPMorgan Chase Bank, NA	157,215	(157,215)	0	0	0
State Street Bank & Trust Co.	46,564	(46,564)	0	0	0
UBS AG	39,851	(39,851)	0	0	0

Total	$5,164,121	$(1,831,266)	$0	$(2,689,887)	$642,968	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY C PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Bank of America, NA	$364,027	$(78,560)	$0	$0	$285,467
Citibank, NA	220,809	(220,809)	0	0	0
Credit Suisse International	173,045	(173,045)	0	0	0
Deutsche Bank AG	1,400,500	(1,234)	(1,390,000)	0	9,266
JPMorgan Chase Bank, NA	198,323	(47,164)	0	0	151,159
Morgan Stanley Capital Services LLC	53,303	0	0	0	53,303
Royal Bank of Scotland PLC	32,429	0	0	0	32,429
Standard Chartered Bank	5,574	0	0	0	5,574
State Street Bank & Trust Co.	67,528	(20,126)	0	0	47,402
UBS AG	44,512	(11,899)	0	0	32,613

Total	$2,560,050	$(552,837)	$(1,390,000)	$0	$617,213	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Bank of America, NA	$78,560	$(78,560)	$0	$0	$0
Barclays Bank PLC	657,856	0	0	(657,856)	0
BNP Paribas SA	72,929	0	0	0	72,929
Citibank, NA	372,476	(220,809)	0	0	151,667
Credit Suisse International	226,181	(173,045)	0	0	53,136
Deutsche Bank AG	1,234	(1,234)	0	0	0
JPMorgan Chase Bank, NA	47,164	(47,164)	0	0	0
State Street Bank & Trust Co.	20,126	(20,126)	0	0	0
UBS AG	11,899	(11,899)	0	0	0

Total	$1,488,425	$(552,837)	$0	$(657,856)	$277,732	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2017 Annual Report	131

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY N PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Bank of America, NA	$284,199	$(61,434)	$0	$0	$222,765
Citibank, NA	187,883	(187,883)	0	0	0
Credit Suisse International	137,260	(137,260)	0	0	0
Deutsche Bank AG	1,153,815	(1,028)	(1,130,000)	0	22,787
JPMorgan Chase Bank, NA	163,225	(39,304)	0	0	123,921
Morgan Stanley Capital Services LLC	21,778	0	0	0	21,778
Royal Bank of Scotland PLC	28,141	0	0	0	28,141
Standard Chartered Bank	4,623	0	0	0	4,623
State Street Bank & Trust Co.	56,497	(11,197)	0	0	45,300
UBS AG	35,278	(9,548)	0	0	25,730

Total	$2,072,699	$(447,654)	$(1,130,000)	$0	$495,045	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Bank of America, NA	$61,434	$(61,434)	$0	$0	$0
Barclays Bank PLC	500,307	0	0	(500,307)	0
BNP Paribas SA	59,270	0	0	0	59,270
Citibank, NA	249,646	(187,883)	0	0	61,763
Credit Suisse International	178,160	(137,260)	0	0	40,900
Deutsche Bank AG	1,028	(1,028)	0	0	0
JPMorgan Chase Bank, NA	39,304	(39,304)	0	0	0
State Street Bank & Trust Co.	11,197	(11,197)	0	0	0
UBS AG	9,548	(9,548)	0	0	0

Total	$1,109,894	$(447,654)	$0	$(500,307)	$161,933	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

132	Sanford C. Bernstein Fund, Inc.

D.	TBA

The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2017 and September 30, 2016 were as follows:

PORTFOLIO	2017	2016
Overlay A
Distributions paid from:
Ordinary income	$11,662,754	$8,745,277
Long-term capital gains	0	76,448,898

Total distributions paid	$11,662,754	$85,194,175

Tax-Aware Overlay A
Distributions paid from:
Ordinary income	$23,304,471	$15,585,456
Long-term capital gains	0	154,670,784

Total distributions paid	$23,304,471	$170,256,240

Overlay B
Distributions paid from:
Ordinary income	$28,460,071	$15,974
Long-term capital gains	0	16,349,431

Total distributions paid	$28,460,071	$16,365,405

Tax-Aware Overlay B
Distributions paid from:
Ordinary income	$23,433,683	$6,238,683
Long-term capital gains	0	3,054,395

Total taxable distributions	23,433,683	9,293,078
Tax exempt distributions	23,538,089	17,785,456

Total distributions paid	$46,971,772	$27,078,534

Tax-Aware Overlay C
Distributions paid from:
Ordinary income	$6,171,990	$2,447,833
Long-term capital gains	0	1,730,441

Total taxable distributions	6,171,990	4,178,274
Tax exempt distributions	3,724,239	5,396,111

Total distributions paid	$9,896,229	$9,574,385

2017 Annual Report	133

Notes to Financial Statements (continued)

PORTFOLIO	2017	2016
Tax-Aware Overlay N
Distributions paid from:
Ordinary income	$5,745,913	$1,820,673
Long-term capital gains	0	871,649

Total taxable distributions	5,745,913	2,692,322
Tax exempt distributions	3,458,846	4,623,098

Total distributions paid	$9,204,759	$7,315,420

As of September 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
Overlay A	$18,619,078	$0	$(28,370,887)	$379,347,314	$369,595,505
Tax-Aware Overlay A	41,778,291	2,741,037	0	844,066,822	888,586,150
Overlay B	28,704,577	0	(645,891)	43,839,456	71,898,142
Tax-Aware Overlay B	45,804,571	23,100,277	0	103,091,592	171,996,440
Tax-Aware Overlay C	13,469,626	6,029,472	0	28,684,445	48,183,543
Tax-Aware Overlay N	10,846,796	4,655,672	0	23,857,284	39,359,752

(a)	Includes tax exempt income as shown below:

Tax-Aware Overlay B	$17,472,856
Tax-Aware Overlay C	5,009,837
Tax-Aware Overlay N	3,735,501

(b)	As of September 30, 2017 certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended September 30, 2017 Overlay A Portfolio, Tax-Aware Overlay A Portfolio, and Overlay B Portfolio utilized capital loss carryforwards of $85,146,366, $194,256,985, and $10,983,329 respectively to offset current year net realized gains. As of September 30, 2017 Overlay B Portfolio deferred $645,891 in straddle losses.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of Treasury inflation-protected securities and partnership investments.

(d)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of September 30, 2017, the following Portfolios had net capital loss carryforwards of which will expire as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
Overlay A	$28,370,887	$0	No expiration

134	Sanford C. Bernstein Fund, Inc.

NOTE 5.	Risks Involved in Investing in the Portfolios

Market Risk—The Portfolios are subject to market risk, which is the risk that stock or bond prices in general may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities market. The US government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Further Federal Reserve or other US or non-US governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.
Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios. The Portfolios do not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ NAV when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk—The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of

2017 Annual Report	135

Notes to Financial Statements (continued)

derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Leverage Risk—Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make it more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent the Portfolios invest in municipal securities, the Portfolios are subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, been down-graded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios invest primarily in securities issued by the State of California and New York, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities. With the financial services sector contributing over one-fifth of New York State’s wages, the state’s

136	Sanford C. Bernstein Fund, Inc.

economy is especially vulnerable to adverse events affecting the financial markets such as occurred in 2008-2009. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. In addition, recent proposals in Congress regarding tax reform could have a material impact on the value of municipal securities. Changes in tax rates or the treatment of income from municipal securities, among other things, and could negatively affect the municipal securities markets.

The Portfolios may invest in the municipal securities of Puerto Rico and other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn in the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. A Portfolio will experience increased interest rate risk to the extent they invest in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a Portfolio that invests largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

2017 Annual Report	137

Notes to Financial Statements (continued)

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Commodity Risk—The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Lower-Rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk— Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and selection risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Tax Risk—There is no guarantee that the income on a Municipal Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The U.S. Congress is currently considering changes to U.S. federal tax law that may have a negative impact on certain types of municipal securities, such as private activity bonds, or may otherwise make investments in municipal bonds less attractive.

138	Sanford C. Bernstein Fund, Inc.

Portfolio Turnover Risk—Some or all of the strategies utilized by the Portfolios may involve frequent and active trading. This trading may increase the Portfolios’ rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolios and their shareholders.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

As of September 30, 2017, the Sanford C. Bernstein Fund, Inc., has authorized 13.9 billion shares of common stock, par value $0.001 per share, of which 3.6 billion shares are allocated to the Overlay Portfolios. Each Class 1 and Class 2 of the Overlay Portfolios is allocated 300 million shares.

Share transactions for each Portfolio for the years ended September 30, 2017 and September 30, 2016, were as follows:

	OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Class 1 Shares
Shares sold	15,586,610	18,723,291	$190,750,643	$214,520,125
Shares issued on reinvestment of dividends and distributions	662,025	5,865,894	7,785,415	67,692,417
Shares redeemed	(21,875,208)	(13,849,753)	(266,997,228)	(158,971,624)

Net increase (decrease)	(5,626,573)	10,739,432	$(68,461,170)	$123,240,918

Class 2 Shares
Shares sold	5,628,109	8,001,881	$67,609,327	$91,901,889
Shares issued on reinvestment of dividends and distributions	221,358	1,431,074	2,605,382	16,528,907
Shares redeemed	(7,137,896)	(4,586,652)	(86,665,674)	(52,971,840)

Net increase (decrease)	(1,288,429)	4,846,303	$(16,450,965)	$55,458,956

2017 Annual Report	139

Notes to Financial Statements (continued)

	TAX-AWARE OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Class 1 Shares
Shares sold	23,014,100	32,430,956	$297,454,920	$394,370,930
Shares issued on reinvestment of dividends and distributions	1,087,296	10,257,872	13,547,704	125,966,674
Shares redeemed	(37,893,895)	(28,097,818)	(489,610,972)	(341,749,200)

Net increase (decrease)	(13,792,499)	14,591,010	$(178,608,348)	$178,588,404

Class 2 Shares
Shares sold	7,688,763	12,474,996	$99,973,074	$152,795,091
Shares issued on reinvestment of dividends and distributions	415,554	3,114,252	5,186,117	38,305,298
Shares redeemed	(11,124,990)	(9,087,684)	(145,043,571)	(110,507,240)

Net increase (decrease)	(3,020,673)	6,501,564	$(39,884,380)	$80,593,149

	OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Class 1 Shares
Shares sold	15,114,885	13,538,569	$160,834,105	$139,503,108
Shares issued on reinvestment of dividends and distributions	1,830,582	1,292,388	18,818,387	13,066,042
Shares redeemed	(13,673,523)	(11,817,418)	(145,095,230)	(122,005,115)

Net increase	3,271,944	3,013,539	$34,557,262	$30,564,035

Class 2 Shares
Shares sold	3,415,945	6,647,928	$36,325,450	$68,247,106
Shares issued on reinvestment of dividends and distributions	497,713	317,392	5,126,442	3,212,003
Shares redeemed	(6,923,395)	(6,463,187)	(73,811,795)	(66,858,864)

Net increase (decrease)	(3,009,737)	502,133	$(32,359,903)	$4,600,245

140	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Class 1 Shares
Shares sold	13,312,648	17,723,283	$148,164,919	$193,565,389
Shares issued on reinvestment of dividends and distributions	2,569,536	1,381,788	27,648,212	14,964,766
Shares redeemed	(18,548,385)	(15,897,969)	(205,685,050)	(173,654,116)

Net increase (decrease)	(2,666,201)	3,207,102	$(29,871,919)	$34,876,039

Class 2 Shares
Shares sold	5,816,398	11,710,932	$64,796,918	$127,726,585
Shares issued on reinvestment of dividends and distributions	1,250,091	646,530	13,463,471	7,001,921
Shares redeemed	(7,888,081)	(7,130,308)	(87,616,230)	(77,978,810)

Net increase (decrease)	(821,592)	5,227,154	$(9,355,841)	$56,749,696

	TAX-AWARE OVERLAY C PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Class 1 Shares
Shares sold	3,985,506	5,162,804	$44,420,180	$55,983,412
Shares issued on reinvestment of dividends and distributions	504,359	478,307	5,426,900	5,146,583
Shares redeemed	(4,876,216)	(4,638,971)	(54,127,409)	(50,436,596)

Net increase (decrease)	(386,351)	1,002,140	$(4,280,329)	$10,693,399

Class 2 Shares
Shares sold	1,832,690	3,953,346	$20,504,718	$42,961,541
Shares issued on reinvestment of dividends and distributions	325,775	274,538	3,505,340	2,954,028
Shares redeemed	(1,440,835)	(1,773,953)	(15,901,890)	(19,337,071)

Net increase	717,630	2,453,931	$8,108,168	$26,578,498

2017 Annual Report	141

Notes to Financial Statements (continued)

	TAX-AWARE OVERLAY N PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Class 1 Shares
Shares sold	3,740,437	4,488,455	$41,310,859	$48,397,729
Shares issued on reinvestment of dividends and distributions	618,869	475,030	6,615,709	5,087,573
Shares redeemed	(4,865,009)	(3,830,921)	(53,792,311)	(41,517,374)

Net increase (decrease)	(505,703)	1,132,564	$(5,865,743)	$11,967,928

Class 2 Shares
Shares sold	1,157,651	2,892,232	$12,774,749	$31,204,681
Shares issued on reinvestment of dividends and distributions	165,395	98,829	1,769,729	1,059,440
Shares redeemed	(1,621,934)	(943,190)	(17,909,786)	(10,218,986)

Net increase (decrease)	(298,888)	2,047,871	$(3,365,308)	$22,045,135

NOTE 7.	Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE 8.	Subsequent Events

On October 26, 2017, the Board of Directors of the Fund approved an amended Investment Management Agreement, to be effective on January 1, 2018 which amends the advisory schedule of the Overlay A Portfolio and the Tax-Aware Overlay A Portfolio to include breakpoints as follows:

PORTFOLIO	FIRST $5 BILLION	THEREAFTER
Overlay A Portfolio and Tax-Aware Overlay A Portfolio	0.90%	0.875%

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

142	Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio (six of the fifteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) as of September 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 29, 2017

2017 Annual Report	143

2017 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2017. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of ordinary income dividends paid by each Portfolio may be considered to be qualifying to be taxed as interest-related dividends.

PORTFOLIO	DIVIDENDS RECEIVED DEDUCTION % (CORPORATE SHAREHOLDERS)	% OF QUALIFIED INTEREST INCOME (FOREIGN SHAREHOLDERS)
Overlay A	99.96%	5.20%
Tax-Aware Overlay A	99.95%	4.85%
Overlay B	3.18%	40.57%
Tax-Aware Overlay B	0.35%	5.63%
Tax-Aware Overlay C	0.26%	5.20%
Tax-Aware Overlay N	0.06%	5.09%

For the taxable year ended September 30, 2017, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders.

PORTFOLIO	QUALIFIED DIVIDEND INCOME
Overlay A	$11,662,178
Tax-Aware Overlay A	23,304,471
Overlay B	2,417,084
Tax-Aware Overlay B	1,552,990
Tax-Aware Overlay C	74,529
Tax-Aware Overlay N	23,197

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2018.

144	Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios

BOARD OF DIRECTORS

Bart Friedman*^

Chairman

Kathleen Fisher(1)

President

R. Jay Gerken*

Director

William Kristol*

Director

Debra Perry*

Director

Donald K. Peterson*

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Alexander Barenboym(1)

Vice President

Daniel J. Loewy(1)

Vice President

Vadim Zlotnikov(1)

Vice President

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Emilie D. Wrapp

Secretary

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, Massachusetts 02210

TRANSFER AGENT

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, Massachusetts 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

(1) The day-to-day management of, and investment decisions for, the Overlay Portfolios are made by the Asset Allocation Team. Messrs. Barenboym, Loewy, and Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

2017 Annual Report	145

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios (continued)

DIRECTORS’ INFORMATION
Name, Address+, Age, (year of Election*)	Principal Occupation(s) During Past 5 Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Public Company Directorships Currently Held by Director
INTERESTED DIRECTOR
Kathleen Fisher** c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 63 (2017)	Senior Vice President of the Manager with which she has been associated since prior to 2012. She is the Head of Wealth and Investment Strategies of the Manager’s Bernstein Private Wealth Management unit since 2014, leading the team responsible for developing and communicating asset allocation advice and investment strategies for Bernstein’s high-net-worth clients. Since 2013, Ms. Fisher has overseen research on investment planning and wealth transfer issues facing high-net-worth families, endowments and foundations. She has been a National Managing Director of Bernstein since 2009. She joined AB in 2001 as a Senior Portfolio Manager. Prior to joining AB, she spent 15 years at J.P. Morgan, most recently as a managing director advising banks on acquisitions, divestitures and financing techniques. Prior thereto, she held positions at both Morgan Stanley and at the Federal Reserve Bank of New York.	18	Southwestern Vermont Health Care; and Hildene – The Lincoln Family Home
DISINTERESTED DIRECTORS
Bart Friedman#^ Chairman of the Board 72 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2012.	18	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; Allied World Assurance Holdings; and Ovid Therapeutics, Inc.

R. Jay Gerken# 66 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds (2002-2005); Portfolio Manager and Managing Director, Smith Barney Asset Management (1993-2001) and President & CEO, Directions Management of Shearson Lehman, Inc. (1988-1993).	18	Cedar Lawn Corporation; Trustee of the New Jersey Chapter of The Nature Conservancy; Trustee of the United Methodist Foundation of New Jersey; and Associated Banc-Corp

146	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address+, Age, (year of Election*)	Principal Occupation(s) During Past 5 Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Public Company Directorships Currently Held by Director
William Kristol# 64 (1994)	Editor, The Weekly Standard since prior to 2012. He is a regular contributor on ABC’s This Week and on ABC’s special events and elections coverage, and appears frequently on other leading political commentary shows.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and The Institute for the Study of War

Debra Perry# 66 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	18	Assurant, Inc.; Genworth Financial, Inc.; Korn/Ferry International; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2014-2016; CNO Financial Group since prior to 2009 until 2011.

Donald K. Peterson# 68 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. from 1994 to 1995. Prior thereto, he was at Nortel from 1976 to 1995.	18	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA; and Member of the Board of TIAA-CREF Trust Company, FSB

* There is no stated term of office for the Directors.

+ The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

** Ms. Fisher is an “interested person” as defined by the Investment Company Act of 1940, because of her affiliation with AllianceBernstein.

‡ Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

2017 Annual Report	147

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios (continued)

OFFICERS’ INFORMATION
Name, Address* and Age	Position(s) Held with Fund	Principal Occupation During Past 5 Years
Kathleen Fisher, 63	President	See biography above.

Philip L. Kirstein, 72	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. prior to March 2003.

Alexander Barenboym, 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Daniel J. Loewy, 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Vadim Zlotnikov, 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Emilie D. Wrapp, 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2012.

Joseph J. Mantineo, 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke, 56	Controller	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto, 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser since prior to 2012.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

** The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 212-486-5800, or visit www.bernstein.com, for a free prospectus or SAI.

148	Sanford C. Bernstein Fund, Inc.

Board’s Consideration of Investment Management Arrangement

At a Board meeting held on October 26, 2017, the Board of Directors of the Sanford C. Bernstein Fund considered and approved the renewal of the Investment Management Agreement between the Fund and the Adviser. A discussion of the factors considered by the Directors in approving the renewal of the Agreement will be included in the semi-annual report to shareholders for the period ending March 31, 2018.

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio1

Short Duration California Municipal Portfolio1

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreements between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 19-20, 2016. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 15, 2016, from counsel to the Independent Directors. The letter contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in July 2016 certain information relating to the profitability of the Adviser in 2015 and prior years in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2016. In addition, the Independent Directors received materials prepared by the Senior Officer as described below. On September 22, 2016, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 22, 2016, the Independent Directors met separately with independent counsel and the Senior Officer, and met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss (among other things) his perspectives on the performance of the Fund’s Portfolios, including the apparent positive impact on performance of certain Portfolios, of enhancements made to the investment strategies and research processes over multiple years. Following the September 22, 2016 meeting, the Independent Directors, through counsel, requested certain additional information which was provided by the Adviser on October 4, 2016. The Independent Directors held a telephonic meeting on October 11, 2016 to discuss the contract renewal materials and supplemental materials. On October 19-20, 2016, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser as well as the Senior Officer’s report and conclusions. On October 19-20, 2016, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. At the October 20, 2016 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

1 The liquidation of these Portfolios was approved on January 26, 2017.

2017 Annual Report	149

Board’s Consideration of Investment Management Arrangement (continued)

In approving the continuation of the Investment Management Agreement, the Board of Directors, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Senior Officer also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue to voluntarily waive a portion of the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios as described below, the Board concluded that the current contractual advisory fees are reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout recent difficult market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff appeared sufficient to provide a high level of service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, for the l-year, 3-year, 5-year and 10-year periods, as

150	Sanford C. Bernstein Fund, Inc.

applicable, ended June 30, 2016 (“relevant periods”) and versus each Portfolio’s benchmark index, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2016. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Broadridge. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors. The Directors also noted the Adviser’s continued efforts to enhance the Overlay Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2014 and 2015, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios, and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 21, 2016 Board meeting from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability among fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the October 20, 2016 Board meeting, the Directors received the Senior Officer Report which included a discussion of possible economies of scale. The Directors discussed with the Senior Officer possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, breakpoint arrangements as currently in effect for certain Portfolios, as described below where applicable, the fact that in the case of certain Portfolios the fee levels initially established has assumed achievement of significant scale, expense caps and waivers on select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that, because of the investment by the Overlay Portfolios in affiliated portfolios, there are significant waivers of management fees for the Overlay Portfolios to reflect their investment in such affiliated portfolios.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1

2017 Annual Report	151

Board’s Consideration of Investment Management Arrangement (continued)

fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, and in light of the Adviser’s agreement to continue to voluntarily waive the advisory fees of the International and Tax-Managed International Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios through October 31, 2017, and of the Emerging Markets Portfolio by an amount equal to 0.025% per annum of the respective net assets of the Emerging Markets Portfolio through October 31, 2017, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below:

ADVISORY FEE SCHEDULE[2]
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

US Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

152	Sanford C. Bernstein Fund, Inc.

ADVISORY FEE SCHEDULE[2]
Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion. The Adviser is currently waiving the management fee by an amount equal to 0.025% per annum of the net assets of the Portfolio

Overlay A Portfolio	0.90% of assets

Tax-Aware Overlay A Portfolio	0.90% of assets

Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay C Portfolio	0.65% of assets

Tax-Aware Overlay N Portfolio	0.65% of assets

2 At the Meeting of the Board of Directors on January 26, 2017, the Board determined to approve an Amendment to the Investment Management Agreement which reduced the management fees of several Portfolios. The new management fee schedule for those portfolios is as follows:

Diversified Municipal Portfolio	0.425% of the first $1 billion of assets; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; and 0.225% in excess of $7 billion

California Municipal Portfolio New York Municipal Portfolio	0.425% of the first $1 billion of assets; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; and 0.275% in excess of $5 billion

Short Duration Diversified Municipal Portfolio	0.40% of the first $750 million of assets; and 0.35% in excess of $750 million

2017 Annual Report	153

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII–1947–0917

ITEM 2.	CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Donald K. Peterson, Debra Perry, Suzanne Brenner and R. Jay Gerken qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Pricewaterhouse Coopers LLP , for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees*
U.S. Govt Short Duration Portfolio	2016	$932	$—	$3,034
	2017	$—	$—	$—
Short Duration Plus Portfolio	2016	$16,422	$—	$6,689
	2017	$17,826	$—	$5,906
Intermediate Duration Portfolio	2016	$87,873	$—	$39,058
	2017	$85,044	$—	$42,712
Short Duration NY Muni Portfolio	2016	$1,546	$—	4,928
	2017	$1,442	$—	—
Short Duration CA Muni Portfolio	2016	$635	$—	$4,541
	2017	$410	$—	$—
Short Duration Diversified Muni Portfolio	2016	$4,832	$—	$6,125
	2017	$3,728	$—	$4,060
New York Muni Portfolio	2016	$44,393	$—	$19,309
	2017	$46,265	$—	$20,400
California Muni Portfolio	2016	$33,966	$—	$15,060
	2017	$35,526	$—	$15,350
Diversified Muni Portfolio	2016	$131,272	$—	$54,517
	2017	$138,569	$—	$64,176
Tax-Managed International Portfolio	2016	$99,505	$—	$55,554
	2017	$87,632	$—	$41,351
International Portfolio	2016	$45,751	$—	$30,550
	2017	$41,801	$—	$19,852
Emerging Markets Portfolio	2016	$28,197	$—	$17,870
	2017	$29,774	$—	$38,189
Overlay A	2016	$67,266	$—	$77,660
	2017	$69,244	$—	$67,550
Tax-Aware Overlay A	2016	$55,036	$—	$76,866
	2017	$56,655	$—	$67,547
Overlay B	2016	$67,266	$—	$46,762
	2017	$69,244	$—	$50,016
Tax-Aware Overlay B	2016	$55,036	$—	$48,800
	2017	$56,655	$—	$49,648
Tax-Aware Overlay C	2016	$55,036	$—	$48,360
	2017	$56,655	$—	$49,648
Tax-Aware Overlay N	2016	$55,036	$—	$48,325
	2017	$56,655	$—	$49,648

*	Paid to Ernst & Young LLP.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

U.S. Govt Short Duration	2016	$9,256,645	$3,034
			$—
			$(3,034)
	2017	$—	$—
			$—
			$—
Short Duration Plus Portfolio	2016	$9,260,301	$6,689
			$—
			$(6,689)
	2017	$9,977,925	$5,906
			$—
			$(5,906)
Intermediate Duration Portfolio	2016	$9,292,669	$39,058
			$—
			$(39,058)
	2017	$10,014,731	$42,712
			$—
			$(42,712)
Short Duration NY Portfolio	2016	$9,234,302	$(19,309)
			—
			19,309
	2017	$—	$20,400
			—
			(20,400)
Short Duration CA Portfolio	2016	$9,258,152	$4,541
			$—
			$(4,541)
	2017	$—	$—
			$—
			$—
Short Duration Diversified Muni Portfolio	2016	$9,259,736	$6,125
			$—
			$(6,125)
	2017	$9,976,079	$4,060
			$—
			$(4,060)
New York Muni Portfolio	2016	$9,272,920	$19,309
			—
			(19,309)
	2017	$9,992,419	$20,400
			—
			(20,400)
California Muni Portfolio	2016	$9,268,671	$15,060
			$—
			$(15,060)
	2017	$9,987,369	$15,350
			$—
			$(15,350)
Diversified Muni Portfolio	2016	$9,308,129	$54,517
			$—
			$(54,517)
	2017	$10,036,195	$64,176
			$—
			$(64,176)
Tax-Managed International Portfolio	2016	$9,309,165	$55,554
			$—
			$(55,554)
	2017	$10,013,370	$41,351
			$(41,351)
International Portfolio	2016	$9,284,161	$30,550
			$(30,550)
	2017	$9,991,871	$19,852
			$(19,852)
Emerging Markets Portfolio	2016	$9,271,481	$17,870
			$—
			$(17,870)
	2017	$10,010,208	$38,189
			$(38,189)
Overlay A	2016	$9,331,271	$77,660
			$—
			$(77,660)
	2017	$10,039,569	$67,550
			$—
			$(67,550)
Tax-Aware Overlay A	2016	$9,330,477	$76,866
			$—
			$(76,866)
	2017	$10,039,566	$67,547
			$—
			$(67,547)
Overlay B	2016	$9,300,373	$46,762
			$—
			$(46,762)
	2017	$10,022,034	$50,016
			$—
			$(50,016)
Tax-Aware Overlay B	2016	$9,302,411	$48,800
			$—
			$(48,800)
	2017	$10,021,667	$49,648
			$—
			$(49,648)
Tax-Aware Overlay C	2016	$9,301,972	$48,360
			$—
			$(48,360)
	2017	$10,021,667	$49,648
			$—
			$(49,648)
Tax-Aware Overlay N	2016	$9,301,936	$48,325
			$—
			$(48,325)
	2017	$10,021,667	$49,648
			$—
			$(49,648)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:	/s/ Kathleen M. Fisher
Kathleen M. Fisher
President

Date:	November 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kathleen M. Fisher
Kathleen M. Fisher
President

Date:	November 29, 2017

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 29, 2017